UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07651

Voya Variable Portfolios, Inc.

(Exact name of registrant as specified in charter)

7337 East Doubletree Ranch Road, Suite 100, Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 East Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report
December 31, 2017
Classes ADV, I, R6, S, S2 and T
Voya Variable Product Funds
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Voya Balanced Portfolio

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Voya Global Equity Portfolio

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Voya Government Money Market Portfolio

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Voya Growth and Income Portfolio

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Voya Intermediate Bond Portfolio

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Voya Small Company Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

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President’s Letter

After a Strong Year, Positive Expectations
Dear Shareholder,
The U.S. equity market proved resilient throughout 2017, posting a “perfect pitch” year with not one single month of negative returns. A lot of chatter in the markets has focused on the low levels of volatility that prevailed in 2017, and whether 2018 will be the year that volatility returns (witness early February markets). As usual there are also any number of geopolitical or other risks that could cause a sell-off, but we are heartened by the reality of macroeconomic fundamentals, which include strong and synchronous global growth; we believe these would likely be a governor on a rise in volatility.
We believe the United States, Europe and China will continue to dominate the world economy in 2018. Combined, the three account for about $48 trillion of GDP, more than 60% of the $79 trillion global GDP produced each year. And the rest of the world still has its own positive backdrop: The International Monetary Fund projects that 185 of 190 national economies will grow in 2018.
While economic growth may be synchronous across the globe, it is not likely to be uniform — thus, broad global diversification across continents and asset classes remains important for positioning your portfolio to benefit from potential opportunities. Regardless of where individual markets are in their business cycles, we believe investors are best served by following their asset allocation plan and avoiding the temptation to time entry or exit points.
If your goals have changed, thoroughly discuss them with your investment advisor before making any changes to your investment strategy. We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
January 19, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective: Year Ended December 31, 2017

In our semi-annual report we described how global equities, in the form of the MSCI World IndexSM (the “Index”), measured in local currencies, including net reinvested dividends, rose 8.25%, carried higher in what seemed to be the path of least resistance. Investor sentiment was still trying to come to terms with the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, the Index continued its advance, rising in every month, to end up 18.48% for the fiscal year. (The Index returned 22.40% for the year ended December 31, 2017, measured in U.S. dollars.)
By mid-year most commentators had largely discounted a reflation trade driven by U.S. legislative initiatives. But this did not mean that such initiatives were dead; just that the credibility of anything market friendly coming out of them had fallen very low. The President had said on February 9 that he would announce his pro-growth tax reform plan in the coming weeks. Nothing solid had emerged and by early July the Senate was still pre-occupied with the Affordable Care Act (“ACA”), desperately trying to pass any version of a repeal and replace bill. Such attempts finally foundered in the early hours of July 28.
But investors could still take comfort in a narrative of improving global growth and corporate earnings, with monetary conditions still historically easy, to underpin the prices of risk assets. The evidence was there to see. In August the Wall Street Journal observed that the prices of base metals had recently hit multi-year highs, inferring that investors were increasingly bullish on global growth, and later noted that every country tracked by the Organization for Economic Cooperation and Development was set to grow in 2017.
In the euro zone, unemployment ended November at 8.8%, the lowest since January 2009. Gross domestic product (“GDP”) grew 2.5% year-over-year in the third quarter of 2017, slightly higher than the U.S. (2.3%). The European Central Bank finally confirmed that monthly bond purchases would be halved to €30 billion in 2018. The region’s Economic Sentiment Indicator ended the period at the highest since 2000.
China’s GDP growth in the second quarter of 2017 was a healthy 6.9% year-over-year and 6.8% in the third. Imports were continuing to grow at double-digit year-over-year rates, supporting global demand. Excessive debt remained a problem in financial markets, however. In November the authorities announced curbs on leverage in asset management products and promises of guaranteed returns.
Even Japan contributed some good news with GDP rising in the third quarter of 2017 for the seventh straight quarter.
In the U.S., the Federal Reserve (“Fed”) added 25bp (0.25%) to the federal funds rate in March and did so again in June. But areas of sluggishness, like low core consumer price inflation and wage growth persisted into September, which started with devastating hurricanes and rising geo-political tensions with North Korea. Some commentators suggested that the Fed might be done for the year.
However, the hurricanes subsided, geo-political tensions cooled and yet another forlorn attempt to replace the ACA was shrugged off. The December employment report showed the unemployment rate barely above 4%, near the lowest since February 2001. Third quarter GDP growth was reported at 3.2% (annualized) after 3.1% in the second. The outline of a long-awaited pro-growth tax reform program was finally announced, although moving day by day to bring recalcitrant senators on board. For investors, its key feature was a reduction in the corporate tax rate to 21%, which many believed would be used to increase share buy-backs and dividends. The Fed duly raised the federal funds rate by another 25bp (0.25%) in December and the tax bill was signed into law on December 22.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 3.54% in the fiscal year. The Treasury yield curve became flatter, with yields on maturities up to about nine years rising and those on longer maturities falling. Thus the Bloomberg Barclays U.S. Treasury Bond Index rose 2.31% while the Bloomberg Barclays Long-Term U.S. Treasury sub-index gained 8.53%. Indices of riskier classes generally outperformed Treasuries: the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index climbed 6.42%, the Bloomberg Barclays High-Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 7.50%.
U.S. equities, represented by the S&P 500® Index including dividends, surged 21.83% in 2017. The earnings per share of its constituent companies grew 6.4% year-over-year in the third quarter of 2017, after two quarters of double-digit gains. Technology was the leader, soaring 38.83%. Telecommunications and energy were the laggards, falling 1.25% and 1.01% respectively. Index companies thought to offer comparatively good earnings growth outperformed those considered to offer comparatively good value by more than 12%.
In currencies, the dollar fell 12.37% against the euro, 8.63% against the pound, reflecting some dissipation of the post-election reflation euphoria. In the meantime, the euro zone’s prospects had improved, while some of the panic over Brexit had faded. The dollar slipped 3.65% against the yen, moving within a narrow trading range for most of the year.
In international markets, the MSCI Japan® Index jumped 19.75% over the year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index rose 13.59%. Aside from the positive developments noted above, corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. But gains were muted by the strengthening euro. The MSCI UK® Index rose 11.94%. GDP growth was down to 0.4% in each of the middle two quarters, Brexit negotiations were slow and inconclusive and we believe by year end it was abundantly clear that the UK’s position was very weak..
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

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Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
iMoneyNet Government Institutional Index	The average return for a category of money market funds that includes all government institutional funds: Treasury Institutional, Treasury and Repo Institutional and Government and Agencies Institutional.
MSCI All Country World IndexSM	A free-float adjusted market capitalization index that is designed to measure equity performance in the global developed and emerging markets.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell 3000® Index	An index that measures the performance of the largest 3000 U.S. companies representing approximately 98% of the investable U.S. equity market.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P Target Risk® Growth Index	Seeks to measure the performance of an asset allocation strategy targeted to a growth focused risk profile.
Tokyo Stock Price Index (“TOPIX Index®”)	A composite index for the Tokyo Stock Exchange tracking all domestic stocks from the first section of the exchange.
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Voya Balanced Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2017 (as a percentage of net assets)

Common Stock	51.0%
Exchange-Traded Funds	11.5%
Mutual Funds	8.5%
Corporate Bonds/Notes	7.0%
U.S. Treasury Obligations	5.6%
U.S. Government Agency Obligations	2.9%
Asset-Backed Securities	2.8%
Collateralized Mortgage Obligations	2.7%
Commercial Mortgage-Backed Securities	1.2%
Foreign Government Bonds	0.9%
Preferred Stock	0.2%
Rights	0.0%
Assets in Excess of Other Liabilities*	5.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Balanced Portfolio (the “Portfolio”) seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation. The Portfolio uses an asset allocation strategy (“Strategic Asset Allocation”) which reflects the desired risk/reward profile of returns. The Portfolio is managed by Christopher F. Corapi, Paul Zemsky, CFA, and Matthew Toms, CFA Portfolio Managers* of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2017, the Portfolio’s Class I shares provided a total return of 14.73% compared to the S&P Target Risk® Growth Index, Bloomberg Barclays U.S. Aggregate Bond Index, MSCI EAFE® Index and Russell 3000® Index, which returned 16.22%, 3.54%, 25.03% and 21.13%, respectively, for the same period.
Portfolio Specifics: For the year ended December 31, 2017, the Portfolio underperformed the S&P Target Risk® Growth Index. Overall, tactical asset allocation moves relative to our Strategic Asset Allocation had a positive impact on the Portfolio.
In January, the Portfolio purchased Japanese equities, funded by selling a portion of its U.S. large-cap equity position. At the time of the trade, we believed Japan to be one of the markets most likely to benefit from an acceleration in global growth, and positioned to benefit from continued qualitative and quantitative easing by the Bank of Japan. This trade maintained the Portfolio’s global equity overweight, rotating equity from the United States towards one of the more cyclical regions of the world. This position was unwound at the end of February, given the growing realization that the Bank of Japan’s easing was ineffective in its attempt to reaccelerate the Japanese economy.
At the end of March, the Portfolio enacted two new positions, selling its U.S. large-cap equity overweight in favor of euro zone and emerging market equities. Both trades were supported by attractive valuations and strong fundamentals
Top Ten Holdings as of December 31, 2017* (as a percentage of net assets)

iShares MSCI Emerging Markets Index Fund	4.5%
Voya High Yield Bond Fund - Class P	4.0%
Voya Floating Rate Fund Class P	3.0%
United States Treasury Note, 1.750%, 11/30/19	2.0%
PowerShares Senior Loan Portfolio	2.0%
iShares 1-3 Year Treasury Bond ETF	2.0%
Credit Suisse Commodity Return Strategy Fund - Class I	1.5%
Microsoft Corp.	1.1%
Johnson & Johnson	1.1%
Vanguard REIT	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
underpinned by easing financial conditions and global reacceleration.
In the second quarter, the Portfolio tactically rotated the U.S. equity portion towards growth to offset the value bias in its strategic allocation. The U.S. Federal Reserve Board’s (“Fed”) firm resolve for gradual interest-rate increases, two straight disappointing inflation readings and continual problems besetting the Trump administration’s agenda had turned to favor a growth-tilted market in our view.
At the close of August, the Portfolio converted its existing euro zone equity exposure from a currency hedged position to an unhedged position. The long euro and short U.S. dollar positioning had come off of extremes, providing an opportunity to scale into non-U.S. dollar exposure for the trade. In addition, fundamental indicators — such as gross domestic product (GDP) and purchasing managers index differentials between the two economies — were showing support for a stronger euro versus the U.S. dollar.
At the end of September, the Portfolio opened a position in Japanese equities by selling international developed equities. At the time of the trade, Japan was on course to deliver the strongest earnings growth of any major region in 2017, but was the only major region to have been de-rated in forward price-to-earnings (“P/E”) terms. What’s more, at trade time, the TOPIX Index® was inexpensive, trading at a forward P/E relative to the MSCI World IndexSM at the lower end of its 12-year historical range. In October, the Portfolio further increased its Japanese equity exposure, funded by a reduced allocation to U.S. large-cap equities.
Since the initial position was opened in September, the Nikkei Index had broken through a level of technical resistance and forecasts of a snap election in Japan had pointed to a continuation of Prime Minister Shinzo Abe’s leadership. We found both of these developments to be supportive of further gains for Japanese equities.

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Portfolio Managers’ Report	Voya Balanced Portfolio

In addition to tactical asset allocation gains, the Portfolio outperformed the return implied by its Strategic Asset Allocation. Outperformance was led by the international equities, fixed income and large cap value sleeves. The main underperformers were the mid cap equity and high yield sleeves.
During the year, the Portfolio utilized various futures to enact tactical positions. Futures were utilized to seek to avoid significant manager disruption and provide the Portfolio with greater liquidity. The impact of the derivatives was in line with expectations of the tactical asset allocation positions. Overall, tactical positions contributed to performance for the year.
Current Strategy and Outlook: A lot of chatter in the markets is focusing on the low levels of volatility that prevailed in 2017 and whether 2018 will be the year that it returns. As usual, there are any number of geopolitical or other risks that could cause a temporary sell-off. That being said, we are heartened by the reality of macroeconomic fundamentals, which in our opinion include strong and synchronous global growth. We believe that this would put a cap on any weakness in risk assets or rises in volatility.
Equities had a strong run in 2017, driven equally by multiple expansion and earnings growth. Investors will likely find that earnings will have to do most of the heavy lifting in 2018, as equities have become more expensive at 19 times forward earnings. It’s not a bad thing to have an earnings-driven year for equities. On our models, the S&P 500® Index should be able to deliver 10% earnings growth. While tax cuts can add more fuel to the earnings fire, they are largely already incorporated into equity prices.
We favored equities in 2017 and continue to do so going into 2018. The emerging markets were the darlings of last year, gaining over 30%. Even with a modest setback, lagging U.S. equities in the fourth quarter, in our view they are the ultimate beneficiaries of stronger than expected global growth and in our view offer good valuations. Japan has been among our strongest views in the latter part of 2017. The continued support from “Abenomics” and the central bank anchoring bond yields has produced solid growth and modest inflation.
In the United States, tax reform legislation has cleared the legislative hurdles to become law. We estimate the new policy will boost U.S. GDP growth by 0.3% in 2018 and 2019. The financial markets will have to digest some short- and longer-term consequences. Federal spending will grow more quickly in 2018 than it has for the last three years. But with more fiscal stimulus comes larger deficits. Consensus expectations are for the U.S. budget deficit to reach 3.7% in 2018 and 5.0% in 2019. We also expect the Fed to respond to faster growth to maintain its mandate for a stable labor market. Therefore, we think the Fed will have to raise interests four times in 2018. Raising short-term interest rates will continue to flatten the yield curve (the difference between the yields on two-year and ten-year Treasury bonds), but the flattening is unlikely to match the magnitude that occurred in 2017. The longer end of the yield curve is unlikely to be as firmly anchored as it was in 2017, as one-off effects of softer inflation and an increase in the global supply of bonds impact the market.
The Portfolio remains positioned for a positive global growth outlook. Our long held constructive view on the emerging markets remains in place, even in light of some temporary relative weakness. We think economic data are still a positive and not too much of a good thing. While mindful that the cycle may be late in calendar years, we see our economic activity models and earnings projections telling us equities can remain well supported.

*
Effective April 3, 2017, Christine Hurtsellers no longer serves as a portfolio manager for the Portfolio and Matthew Toms was added as a portfolio manager.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

5

Voya Balanced Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Class I	14.73%	8.52%	5.14%
Class S	14.37%	8.23%	4.88%
S&P Target Risk® Growth Index	16.22%	8.90%	5.50%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%
MSCI EAFE® Index	25.03%	7.90%	1.94%
Russell 3000® Index	21.13%	15.58%	8.60%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Balanced Portfolio against the indices indicated. An index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

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Portfolio Managers’ Report	Voya Global Equity Portfolio

Geographic Diversification as of December 31, 2017 (as a percentage of net assets)

United States	51.5%
Japan	7.6%
France	7.0%
United Kingdom	5.1%
Switzerland	4.8%
Germany	4.1%
China	3.1%
Netherlands	2.2%
Australia	1.9%
Italy	1.7%
Countries between 0.9% – 1.4%^	6.6%
Assets in Excess of Other Liabilities*	4.4%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 6 countries, which each represents 0.9% – 1.4% of net assets.
Portfolio holdings are subject to change daily.
Voya Global Equity Portfolio (the “Portfolio”) seeks long-term capital growth and current income. The Portfolio is managed by Vincent Costa, CFA, Christopher F. Corapi, Martin Jansen, James Ying, CFA, and Maya Venkatraman, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2017, the Portfolio’s Class S shares provided a total return of 23.44% compared to the MSCI All Country World IndexSM (“MSCI ACW Index”), which returned 23.97% for the same period.
Portfolio Specifics: For the year ended December 31, 2017, the Portfolio outperformed its benchmark, before the deduction of fees and operating expenses, but lagged the MSCI ACW Index net of those costs. On the region level, security selection within Japan and Europe had the greatest positive impact on performance, while security selection within Asia Pacific ex-Japan was the weakest. On the sector level, stock selection within the consumer discretionary and utilities sectors contributed the most to performance, while security selection within the information technology and health care sectors detracted the most from results. The Portfolio’s allocation to cash, although within typical range, was also a drag on performance.
On an individual security level basis, key contributors for the period included having no allocation to General Electric Company and overweight positions in Amazon.com, Inc. and Volvo AB.
Not owning General Electric, a benchmark position, positively impacted the Portfolio. The company’s shares sold off following an underwhelming second quarter 2017 earnings report, driven by an industrial EBIT (earnings before interest and taxes) shortfall, weak cash flow and challenging forward-looking commentary. At the long-awaited investor day on November 13, the company’s new chief executive officer, John Flannery, issued initial 2018 framework, suggesting a difficult road ahead and underwhelming free cash flow through 2018. What’s more, the company cut its quarterly dividend ahead of the meeting.
An overweight position in Amazon.com, Inc., an online retail shopping company, contributed to performance during the reporting period. The company delivered a string of impressive quarterly results and continues to take market share in the retail growth categories, namely apparel and grocery. Furthermore, management issued higher fourth quarter 2017 guidance, driven by strong volume growth and stable pricing in Amazon Web Services Cloud (AWS) and solid revenue growth in retail (excluding Whole Foods).
An overweight position in Volvo AB, a manufacturer and marketer of commercial vehicles, was also beneficial for results in 2017. Shares of Volvo advanced on the heels of ongoing corporate initiatives that investors believe will create more value, including a newly decentralized organization with separate areas each responsible for their own profits and loss (P&L). Furthermore, management continued to improve profitability in trucks, the company’s largest contributor to profits, as evidenced by a string of solid quarterly earnings supported by good truck (European) and construction numbers.
Top Ten Holdings as of December 31, 2017* (as a percentage of net assets)

Apple, Inc.	3.3%
Microsoft Corp.	2.9%
Amazon.com, Inc.	2.5%
JPMorgan Chase & Co.	2.5%
Royal Dutch Shell PLC - Class A ADR	2.2%
UnitedHealth Group, Inc.	2.0%
Exxon Mobil Corp.	1.9%
Wells Fargo & Co.	1.8%
Nestle S.A.	1.8%
Deere & Co.	1.7%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Among the key detractors for the period were QUALCOMM, Inc., Plains GP Holdings LP and Shire PLC Sponsored ADR.
Within the information technology sector, an overweight position in QUALCOMM, Inc. detracted from performance. Its shares were negatively impacted by ongoing legal issues, specifically Apple’s lawsuit against QUALCOMM in January 2017, alleging it had demanded unfair licensing terms for its technology. While the company subsequently filed a complaint against Apple in terms of banning non-U.S. phones, it will likely take over a year to reach a settlement. Therefore, in September 2017 we made the decision to exit the stock. Not owning shares of QUALCOMM for the remainder of the year further detracted from performance, as Broadcom Limited proposed to acquire QUALCOMM at $75 per share in November 2017, which drove its shares higher.
An overweight position in Plains GP Holdings LP, an oil and gas pipeline, processing and storage company, detracted from performance. The company reported second quarter 2017 earnings that fell short of expectations and lowered guidance for 2017 as a whole. This occurred as the company’s supply & logistics business is expected to continue to be much weaker than planned. We subsequently sold out of the stock.
Within the health care sector, our position in Shire PLC Sponsored ADR, a biopharmaceutical company, was a headwind for results. Investors drove its shares lower due to increasing concerns about the lack of meaningful catalysts to drive the stock higher for the remainder of the year. These concerns were partially due to the risk of price cuts driven by new competitor products, as well as the likelihood of merger and acquisition (“M&A”) post de-levering and the quality of potential M&A activity. Furthermore, the surprise departure of the Chief Financial Officer Jeff Poulton at the end of 2017, following the recent departure of research and development head Phil Vickers, raised concerns that the company could lower its 2017 guidance given the inopportune timing. We subsequently sold out of the stock.
Current Strategy and Outlook: We continue to see what we believe are attractive valuations in companies in a variety of sectors. Going forward, we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture, such as the Portfolio has sought to provide.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
7

Voya Global Equity Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	Since Inception of Classes ADV and S January 28, 2008	Since Inception of Class I March 5, 2015	Since Inception of Classes S2 and T March 5, 2015
Class ADV	23.10%	8.42%	3.39%	—	—
Class I(1)	23.73%	8.84%	—	3.74%	—
Class S	23.44%	8.69%	3.67%	—	—
Class S2	23.29%	—	—	—	7.02%
Class T	22.95%	—	—	—	6.83%
MSCI ACW Index	23.97%	10.80%	5.74%	5.74%	8.65%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Global Equity Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy.
The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
The Class I shares performance shown for the period prior to their inception date is the performance of Class S shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

8

Portfolio Managers’ Report	Voya Government Money Market Portfolio

Investment Type Allocation as of December 31, 2017 (as a percentage of net assets)

U.S. Government Agency Debt	48.2%
U.S. Treasury Debt	41.6%
U.S. Treasury Repurchase Agreement	10.3%
Liabilities in Excess of Other Assets	(0.1)%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya Government Money Market Portfolio* (the “Portfolio”) seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments, while maintaining a stable share price of  $1.00 per share. The Portfolio is managed by David S. Yealy, Portfolio Manager of Voya Investment Management Co. LLC (“Voya IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2017, the Portfolio’s Class I shares provided a total return of 0.61% compared to the iMoneyNet Government Institutional Index, which returned 0.57% for the same period.
Portfolio Specifics: The U.S. labor market continued its gradual tightening during the 2017 ending the year, with unemployment dropping from 4.7% at the end of 2016 to 4.1% at year-end 2017. Wage pressures and wage inflation have not materialized despite the tight labor market. U.S. economic growth continues to improve slowly and overall global growth has improves as expected. U.S. inflation remains below the Federal Open Market Committee’s (“FOMC”) target of 2% as measured by the “core” Consumer Price Index, which excludes energy and food prices
The FOMC has looked through the inflation data, calling it transitory; the Committee does expect it to reach the target level in the near term or in the longer term. This has kept the FOMC on a path of gradually raising short-term interest rates. The FOMC did raise short-term interest rates 0.25% at its March, June and December meetings. Short-term government money market rates increased during the period in line with the FOMC rate increases. The FOMC did not increase rates at its September meeting but did announce that, as planned, it would start gradually reducing the Federal Reserve balance sheet in October. The FOMC is projecting three rate increases in 2018 and longer term expects the Fed funds target rate to increase to 2.75% from the current range of 1.25% to 1.50%.
Preservation of capital, limiting interest rate risk and keeping an excess liquidity cushion were our primary objectives for the Portfolio during the period.
Top Ten Holdings as of December 31, 2017 (as a percentage of net assets)

United States Treasury Bill, 1.450%, 03/29/18	41.6%
Deutsche Bank Repurchase Agreement dated 12/29/2017, 1.4000%, due 1/2/2018, $44,965,994 to be received upon repurchase (Collateralized by $62,774,089, United States Treasury STRIP Coupon, 0.000%, Market Value plus accrued interest $46,307,770 due 8/15/29 - 11/15/29)	10.3%
Federal Home Loan bank, 1.320%, 04/13/18	5.9%
Federal Home Loan Mortgage Corp., 1.430%, 11/27/18	5.2%
Federal Home Loan Mortgage Corp., 1.070%, 06/14/18	5.2%
Federal Home Loan Banks, 1.260%, 02/28/18	4.8%
Federal Home Loan Bank Discount Notes, 1.300%, 01/31/18	4.5%
Federal Home Loan Bank Discount Notes, 0.531%, 01/05/18	3.6%
Federal Home Loan Banks, 1.370%, 11/16/18	1.7%
Federal Home Loan Mortgage Corp., 1.380%, 11/21/18	1.7%
Portfolio holdings are subject to change daily.
Maximizing the yield and the total return of the Portfolio remained secondary objectives in light of current market conditions and risks, and the low absolute level of interest rates. The rate increase in March along with the June increase has allowed market yields to rise to levels that allowed the Portfolio to eliminate the fee waivers and earn a positive net yield.
The Portfolio maintained a shorter than normal weighted average maturity (“WAM”) during the first and second quarter, since we expected the FOMC to continue increasing rates in the near and longer term. In our view, the June rate increase was not fully priced into market expectations until just prior to the meeting, which limited the ability to pick up additional yield from extending maturities. We extended the Portfolio’s WAM early in the third quarter as market interest rates reflected the potential for the FOMC to make another increase as early as September. We again shortened the WAM in August and September as the outlook for additional rate increases got pushed back due to weaker economic data and misses on U.S. inflation. Portfolio WAM was extended again in the fourth quarter as the market started to price in the potential December rate increase. The Portfolio ended the year with a 52-day WAM. The Portfolio maintains an exposure to floating rate money market securities, given our expectations for higher longer-term rates and a modest pickup of yield over shorter-term, fixed-rate securities.
Outlook and Current Strategy: Looking ahead, we believe the U.S. economy has enough momentum to continue expanding, albeit at a relatively modest pace. In our view, there are no significant drivers to propel the economy meaningfully higher in the near term; but it could accelerate due to Trump administration policy changes such as the recently approved tax reform, which should add to economic growth in 2018 and 2019. It is our expectation that inflation will remain below the FOMC’s 2% target in the near term as headwinds continue to limit moves higher. We expect the FOMC to maintain its slow approach to raising interest rates and believe it may be able to achieve rate increases that match its 2018 projections. There is the possibility of a fourth increase so long as inflation and economic growth accelerate from their current pace.
In terms of the Portfolio, we plan on maintaining ample daily and weekly liquidity, while looking for opportunities to extend our WAM if or when the market starts to price in higher yields in anticipation of FOMC rate increases. We will otherwise maintain a shorter WAM as well as exposure to floating-rate securities. What’s more, we will look to take advantage of any market dislocations due to temporary supply and demand imbalances for short-term U.S. Treasury and agency securities.

*
Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than 0.00%.

You could lose money by investing in the Portfolio. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.
Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
9

Voya Growth and Income Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2017 (as a percentage of net assets)

Information Technology	22.4%
Financials	15.2%
Health Care	12.4%
Consumer Discretionary	11.4%
Consumer Staples	9.9%
Industrials	8.6%
Energy	6.1%
Materials	3.6%
Utilities	3.1%
Real Estate	2.9%
Telecommunication Services	2.1%
Assets in Excess of Other Liabilities*	2.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Growth and Income Portfolio (the “Portfolio”) seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stock. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Vincent Costa, CFA, Christopher F. Corapi, Kristy Finnegan, CFA, and James Dorment, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2017, the Portfolio’s Class I shares provided a total return of 20.34% compared to the S&P 500® Index, which returned 21.83% for the same period.
Portfolio Specifics: For the period ended December 31, 2017, the Portfolio underperformed the S&P 500® Index, due to a combination of unfavorable sector allocation and security selection. On the sector level, stock selection was weakest within the financials and health care sectors, while security selection was strongest within the industrials and real estate sectors. The Portfolio’s allocation to cash, although within its typical range, slightly detracted from relative performance.
On an individual security level basis, Discover Financial Services, CBS Corp. and Qualcomm, Inc. were among the key detractors for the period.
Within the financial sector, an overweight position in Discover Financial Services, a direct banking and payment services company, was a headwind for performance. The company’s shares sold off following a modest first quarter 2017 shortfall due to higher credit costs. We exited the position in June 2017, as we saw additional signs of credit deterioration beyond normal portfolio seasoning also putting pressure on the stock. We subsequently repurchased the stock in late December, as we believe the impact of the tax reform bill should boost consumer cash flow and improve overall credit quality.
Within the consumer discretionary sector, an overweight position in CBS Corp., a mass media company, detracted from performance for the reporting period. Its shares declined on concerns about a softer advertising environment and cord-cutting leading to accelerating declines in multichannel video programming distributor subscribers. We continue to like the company and believe CBS Corp. is uniquely well positioned for the shifting media landscape. In particular, we feel the company has a concentrated network position, a strong content pipeline and a compelling value proposition for advertisers. As such, we believe the company is poised to prosper against the backdrop of a dynamically changing media ecosystem.
Within the information technology sector, an overweight position in Qualcomm, Inc. detracted from performance. Its shares were negatively impacted by ongoing legal issues, specifically Apple’s lawsuit against Qualcomm in January 2017, alleging it had demanded unfair licensing terms for its technology. While the company subsequently filed a complaint against Apple in terms of banning non-U.S. phones, it will likely take over a year to reach a settlement. Therefore, in September 2017 we made the decision to exit the stock. Not owning shares of Qualcomm for the remainder of the year further detracted from
Top Ten Holdings as of December 31, 2017 (as a percentage of net assets)

Microsoft Corp.	4.5%
Apple, Inc.	4.3%
Johnson & Johnson	2.9%
Wal-Mart Stores, Inc.	2.8%
Cisco Systems, Inc.	2.8%
Pfizer, Inc.	2.8%
Wells Fargo & Co.	2.7%
UnitedHealth Group, Inc.	2.6%
Philip Morris International, Inc.	2.6%
Oracle Corp.	2.6%
Portfolio holdings are subject to change daily.
performance, as Broadcom Limited proposed to acquire Qualcomm at $75 per share in November 2017, which drove its shares higher.
Among the main contributors were Activision Blizzard, Inc., General Electric Company, Deere & Company.
Within the information technology sector, an overweight position in Activision Blizzard, Inc., an interactive entertainment company, contributed to performance. The company benefited from a string of strong quarterly earnings, driven by better digital and online sales. Moreover, the shift in video game distribution from physical console games to digital downloads is leading to a more profitable and recurring earnings stream.
Not owning General Electric positively impacted the Portfolio. Its shares sold off following an underwhelming second quarter 2017 earnings report, driven by an industrial EBIT shortfall, weak cash flow and challenging forward-looking commentary. At the long-awaited investor day on November 13, the company’s new Chief Executive Officer, John Flannery, issued initial 2018 and framework, suggesting a difficult road ahead and underwhelming free cash flow through 2018. Furthermore, ahead of the meeting, the company cut its quarterly dividend.
Within the industrials sector, an overweight position in Deere & Company, a manufacturer of equipment used in agriculture, construction, forestry and turf care, contributed to performance. The company reported strong fourth quarter 2017 earnings per share results that were well above consensus estimates. Furthermore, we believe 2018 guidance looks stronger than expected as equipment revenue from the Wirtgen deal will expand Deere & Company in the global construction market and is expected to contribute the company’s net sales and EBIT.
Current Strategy and Outlook: We continue to see what we believe are attractive valuations in companies in a variety of sectors. Going forward, we believe that dividends will continue to be in demand by investors, who are searching for income and for funds with good downside capture such as the Portfolio seeks to provide.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
10

Portfolio Managers’ Report	Voya Growth and Income Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	19.79%	12.99%	6.77%	—
Class I	20.34%	13.50%	7.27%	—
Class S	20.06%	13.22%	7.00%	—
Class S2	19.89%	13.05%	—	15.72%
S&P 500® Index	21.83%	15.79%	8.50%	18.22%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Growth and Income Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

11

Voya Intermediate Bond Portfolio	Portfolio Managers’ Report

Investment Type Allocation as of December 31, 2017 (as a percentage of net assets)

Corporate Bonds/Notes	27.5%
Mutual Funds	18.0%
U.S. Government Agency Obligations	15.4%
Collateralized Mortgage Obligations	13.3%
Asset-Backed Securities	11.8%
U.S. Treasury Obligations	10.9%
Commercial Mortgage-Backed Securities	4.6%
Foreign Government Bonds	0.2%
Municipal Bonds	0.0%
Preferred Stock	0.0%
Liabilities in Excess of Other Assets*	(1.7)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Intermediate Bond Portfolio (the “Portfolio”) seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by David Goodson, Randall Parrish, CFA, and Matthew Toms, CFA, Portfolio Managers* of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2017, the Portfolio’s Class I shares provided a total return of 5.04% compared to the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 3.54% for the same period.
Portfolio Specifics: The Portfolio outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, due primarily to favorable sector allocation and to a lesser extent security selection. Duration and yield curve positioning detracted from performance.
The U.S. Federal Reserve Board (“Fed”) continued with its cautious pace of rate increases with three rate hikes over the course of 2017. The two-year Treasury note tracked the moves in official short-term rates, as the yield rose from 1.20% to 1.89% in 2017. Meanwhile, 10-year yields were anchored by a lack of inflationary pressures and continued demand from foreign buyers. As a result, the 10-year U.S. Treasury was barely changed, as yields began the year at 2.41% and ended 2017 at 2.43%. For the year tactical duration positioning, which included an allocation to Treasury inflation protected securities in the first quarter of 2017, was a modest detractor from relative results.
Investment grade corporate bonds posted impressive returns, with only modest disruptions over the year. The degree of outperformance went hand in hand with credit quality and maturity, as BBB-rated securities outperformed and longer maturity bonds benefited from the decline in long-term U.S. Treasury rates. While there were some episodes of disruption, notably the twitter spat between the United States and North Korea, idiosyncratic merger and acquisition activity and jockeying over U.S. tax reform, all of it was short-lived. High yield corporates also posted impressive results, buoyed by strong fundamentals and solid economic growth. We began the year tilted towards corporate bonds spanning investment grade and high yield. As spreads continued to grind ever tighter we reduced positions in order to have dry powder.
Securitized assets also posted solid excess returns for the year. Similar to the corporate bond markets, more credit sensitive sectors such as non-agency residential mortgage-backed securities (“RMBS”) and credit risk transfer securities (“CRTs”) as well as commercial mortgage-backed securities (“CMBS”) posted some the most attractive returns. Sectors such as asset-backed securities (“ABS”) and collateralized loan obligations (“CLOs”) outperformed Treasuries while trailing other credit sectors. Even agency mortgage-backed securities (“MBS”), which flirted with multi-year tight spreads to Treasuries during the year and the challenge of the Fed stepping away as a significant buyer, posted positive excess returns. We ranged from neutral to underweight in agency MBS, reflecting our concerns on valuations. Meanwhile we tempered our allocations to non-agency RMBS, CRTs and CMBS but continued to maintain a significant overweight to ABS, including CLOs, as we sought to maintain yield in sectors we believed would exhibit lower volatility. As a result,
Top Ten Holdings as of December 31, 2017 (as a percentage of net assets)

United States Treasury Note, 1.875%, 12/15/20	4.0%
Voya Investment Grade Credit Fund - Class P	3.5%
Voya Emerging Markets Hard Currency Debt Fund - Class P	3.5%
Voya Securitized Credit Fund - Class P	3.3%
Voya High Yield Bond Fund - Class P	3.1%
Voya Emerging Markets Corporate Debt Fund - Class P	2.3%
United States Treasury Bond, 2.750%, 08/15/47	1.9%
Voya Emerging Markets Local Currency Debt Fund - Class P	1.7%
United States Treasury Note, 1.750%, 11/30/19	1.6%
United States Treasury Note, 0.625%, 06/30/18	1.3%
Portfolio holdings are subject to change daily.
allocations and positioning in non-agency RMBS and CRTs, CMBS and ABS all added to return, while positioning in agency MBS was a modest detractor.
Current Strategy and Outlook: As we enter 2018, we expect the macro environment to broadly support fixed income markets. In the United States, where we believe the economic cycle is a step ahead, leading indicators suggest continued growth. Globally, PMIs continue to stay elevated and growth projections across all regions continue to be revised upward. With that said, a surprise uptick in inflation or hawkish central bank rhetoric are just two risks that could lead to volatility. With full valuations and diminishing monetary policy support, we are focused on identifying risks that could cause volatility to re-surface and favor “selling into strength” as opposed to “buying on weakness.” Consequently, we are maintaining dry powder in portfolios and as always at the top of our mind retaining the ability to stay nimble and execute on sound security selection which becomes increasingly more important.
We begin the year modestly overweight risk, with a focus on securitized credit. Our largest overweight is to CLOs within the ABS allocation, which continue to provide attractive relative return opportunities, particularly if rates move higher. We still like non-agency RMBS, and have added some exposure to CRTs after hurricane-related concerns receded. While we maintain allocations to CMBS due to continued momentum in commercial real estate prices, security selection remains key as fundamentals have broadly plateaued. However, with spreads for both high yield and investment grade corporates near post-crisis tights, a nimble approach, while always important, is even more critical and allocating to the right issuers is paramount. Additionally, we are maintaining a slight overweight to select emerging markets, with a bias towards Latin American sovereigns. We continue to believe the unwinding of the Fed’s balance sheet skews risks to the downside for agency RMBS and remain underweight. Finally, given our expectations for a move higher in interest rates, we remain biased towards a short duration posture vs. our benchmark.

*
Effective April 3, 2017, Christine Hurtsellers no longer serves as the portfolio manager of the Portfolio and Randall Parrish and David Goodson have been added as portfolio managers to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
12

Portfolio Managers’ Report	Voya Intermediate Bond Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class S2 February 27, 2009
Class ADV	4.53%	2.77%	3.92%	—
Class I	5.04%	3.27%	4.49%	—
Class S	4.79%	3.03%	4.23%	—
Class S2	4.63%	2.87%	—	6.07%
Bloomberg Barclays U.S. Aggregate Bond Index	3.54%	2.10%	4.01%	4.09%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Intermediate Bond Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

13

Voya Small Company Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2017 (as a percentage of net assets)

Financials	20.8%
Industrials	15.7%
Information Technology	13.9%
Health Care	13.1%
Consumer Discretionary	11.7%
Real Estate	6.3%
Materials	5.3%
Energy	3.5%
Utilities	2.7%
Consumer Staples	2.6%
Telecommunication Services	1.4%
Exchange-Traded Funds	0.7%
Assets in Excess of Other Liabilities*	2.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Small Company Portfolio (the “Portfolio”) seeks growth of capital primarily through investment in a diversified portfolio of common stock of companies with smaller market capitalizations. The Portfolio is managed by Joseph Basset, CFA, and James Hasso, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2017, the Portfolio’s Class I shares provided a total return of 11.29% compared to the Russell 2000® Index, which returned 14.65% for the same period.
Portfolio Specifics: Underperformance for the period was due to a combination of unfavorable stock selection and sector allocation. In particular, an underweight allocation to the pharmaceutical and biotechnology sector as well as stock selection within the sector, detracted the most from performance. Stock selection within the software and services sector was also a headwind during the period. By contrast, stock selection within the capital goods and insurance sectors contributed the most to performance
Key detractors from performance were AMC Entertainment Holdings (“AMC”), Inc., Cardtronics plc (“CATM”) and Carrizo Oil & Gas, Inc. (“CRZO”).
An overweight position in AMC detracted from results during the period. Despite strong performance, strategic initiatives for long-term growth and accretive mergers and acquisitions activity throughout the year, shares have declined due to a weaker box office and the potential impact of Premium Video on Demand on traffic.
Within the software and services sector, an overweight position in CATM, a company which owns and operates automatic teller machines, detracted from results. Despite CATM’s long-term objectives and solid growth prospects, shares were under pressure due to foreign exchange, operational headwinds and investor uncertainty regarding the timing of a turnaround. The team worked with management and determined that these pressures would likely persist; subsequently, we exited our position.
An overweight position in CRZO, a company that engages in the exploration, development and production of natural gas and oil, produced unfavorable results. Shares declined during the month in anticipation of a CRZO’s deal to buy more Permian exposure concurrent with a marked decline in crude prices.
The main individual contributors to performance were Coherent, Inc. (“COHR”), Marriott Vacations Worldwide Corporation and Schneider National, Inc. (“VAC”).
Within the hardware and equipment sector, an overweight position in COHR contributed to performance during the period. Shares continue to rise
Top Ten Holdings as of December 31, 2017* (as a percentage of net assets)

Healthsouth Corp.	1.3%
Big Lots, Inc.	1.2%
Beacon Roofing Supply, Inc.	1.1%
OM Asset Management Plc	1.1%
CACI International, Inc.	1.1%
Stifel Financial Corp.	1.0%
j2 Global, Inc.	1.0%
Atlas Air Worldwide Holdings, Inc.	1.0%
ABM Industries, Inc.	1.0%
Marriott Vacations Worldwide Corp.	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
due to significant order activity within their OLED flat panel display business.
Within the consumer services sector, owning an overweight position in VAC generated positive results during the period. Shares rose in response to reported strong quarterly results and positive guidance largely due to the positive trends in timeshare sales.
An overweight in transportation and logistics services company, Schneider National, Inc. (“SNDR”), generated positive results during the period. Following its IPO on April 5, SNDR outperformed due to a strong first quarter beat and favorable guidance for the back half of 2017. An improved truckload market driven in part by the seasonal produce trade was also a tailwind. SNDR is well-positioned to benefit from its diverse product offerings across its three segments (truckload, intermodal and logistics) and market share gains.
Current Strategy and Outlook: We continue to monitor changes occurring globally, actions at central banks and overall economic data. Our Portfolio positioning has not changed significantly. We seek to remain nimble and continue to focus on quality companies, such as those that, in our opinion, have strong managements, solid balance sheets and good cash flow generation capabilities. Going forward, we believe the Portfolio is well positioned, as we think that investors will continue to focus on companies’ fundamentals due to ongoing economic uncertainty.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
14

Portfolio Managers’ Report	Voya Small Company Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 16, 2008
Class ADV	10.69%	14.48%	—	15.06%
Class I	11.29%	15.07%	9.44%	—
Class R6(1)	11.23%	15.07%	9.44%	—
Class S	11.00%	14.77%	9.16%	—
Russell 2000® Index	14.65%	14.12%	8.71%	15.24%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Small Company Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy.
The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
Class R6 incepted on November 24, 2015. The Class R6 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

15

Shareholder Expense Examples (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*
Voya Balanced Portfolio
Class I	$1,000.00	$1,067.80	0.65%	$3.39	$1,000.00	$1,021.93	0.65%	$3.31
Class S	1,000.00	1,066.20	0.90	4.69	1,000.00	1,020.67	0.90	4.58
Voya Global Equity Portfolio
Class ADV	$1,000.00	$1,093.30	1.10%	$5.80	$1,000.00	$1,019.66	1.10%	$5.60
Class I	1,000.00	1,096.60	0.60	3.17	1,000.00	1,022.18	0.60	3.06
Class S	1,000.00	1,095.60	0.85	4.49	1,000.00	1,020.92	0.85	4.33
Class S2	1,000.00	1,095.00	1.00	5.28	1,000.00	1,020.16	1.00	5.09
Class T	1,000.00	1,093.80	1.20	6.33	1,000.00	1,019.16	1.20	6.11
Voya Government Money Market Portfolio
Class I	$1,000.00	$1,004.00	0.34%	$1.72	$1,000.00	$1,023.49	0.34%	$1.73
Class S	1,000.00	1,003.30	0.49	2.47	1,000.00	1,022.74	0.49	2.50
Voya Growth and Income Portfolio
Class ADV	$1,000.00	$1,085.60	1.03%	$5.41	$1,000.00	$1,020.01	1.03%	$5.24
Class I	1,000.00	1,088.00	0.58	3.05	1,000.00	1,022.28	0.58	2.96
Class S	1,000.00	1,086.80	0.83	4.37	1,000.00	1,021.02	0.83	4.23
Class S2	1,000.00	1,086.10	0.98	5.15	1,000.00	1,020.27	0.98	4.99
16

Shareholder Expense Examples (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*
Voya Intermediate Bond Portfolio
Class ADV	$1,000.00	$1,014.00	1.02%	$5.18	$1,000.00	$1,020.06	1.02%	$5.19
Class I	1,000.00	1,016.60	0.52	2.64	1,000.00	1,022.58	0.52	2.65
Class S	1,000.00	1,015.30	0.77	3.91	1,000.00	1,021.32	0.77	3.92
Class S2	1,000.00	1,014.60	0.92	4.67	1,000.00	1,020.57	0.92	4.69
Voya Small Company Portfolio
Class ADV	$1,000.00	$1,075.00	1.37%	$7.17	$1,000.00	$1,018.30	1.37%	$6.97
Class I	1,000.00	1,078.50	0.87	4.56	1,000.00	1,020.82	0.87	4.43
Class R6	1,000.00	1,078.00	0.87	4.56	1,000.00	1,020.82	0.87	4.43
Class S	1,000.00	1,076.90	1.12	5.86	1,000.00	1,019.56	1.12	5.70

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

17

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors/Trustees
Voya Balanced Portfolio, Inc., Voya Variable Portfolios, Inc., Voya Government Money Market Portfolio, Voya Variable Funds, and Voya Intermediate Bond Portfolio:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Balanced Portfolio, Voya Global Equity Portfolio, Voya Government Money Market Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio and Voya Small Company Portfolio (the “Funds”), each a series of Voya Balanced Portfolio, Inc., Voya Variable Portfolios, Inc., Voya Government Money Market Portfolio, Voya Variable Funds, Voya Intermediate Bond Portfolio and Voya Variable Portfolios, Inc., respectively, including the summary portfolios and portfolio of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
February 22, 2018
18

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2017

	Voya Balanced Portfolio	Voya Global Equity Portfolio	Voya Government Money Market Portfolio
ASSETS:
Investments in securities at fair value+*	$373,914,077	$672,658,015	$—
Investments in affiliates at fair value**	30,166,099	—	—
Short-term investments at fair value***	43,422,273	42,026,307	—
Repurchase agreements	—	—	44,959,000
Short-term investments at amortized cost	—	—	393,980,382
Cash	2,032,624	—	2,734
Cash collateral for futures	1,878,366	1,072,533	—
Cash pledged for centrally cleared swaps (Note 2)	252,000	—	—
Foreign currencies at value****	967,007	2,451,755	—
Receivables:
Investment securities sold	8,122,646	—	—
Fund shares sold	1,720	40,073	137
Dividends	375,568	634,576	—
Interest	620,919	—	158,017
Foreign tax reclaims	130,337	1,165,046	—
Unrealized appreciation on forward foreign currency contracts	9,759	—	—
Variation margin receivable on centrally cleared swaps	23,549	—	—
Prepaid expenses	1,746	2,925	2,022
Other assets	52,949	52,680	137,152
Total assets	461,971,639	720,103,910	439,239,444
LIABILITIES:
Payable for investment securities purchased	3,049,943	—	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	4,685,897	—	—
Payable for fund shares redeemed	138,346	436,674	275,019
Payable for foreign cash collateral for futures*****	431,329	—	—
Payable upon receipt of securities loaned	24,695,273	15,763,307	—
Unrealized depreciation on forward foreign currency contracts	18,856	—	—
Payable for investment management fees	218,411	331,330	113,915
Payable for distribution and shareholder service fees	775	133,215	6
Payable for directors/trustees fees	2,136	3,549	2,323
Payable to directors/trustees under the deferred compensation plan (Note 6)	52,949	52,680	137,152
Other accrued expenses and liabilities	115,456	131,270	75,520
Total liabilities	33,409,371	16,852,025	603,935
NET ASSETS	$428,562,268	$703,251,885	$438,635,509
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$357,965,771	$641,678,963	$438,775,339
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	9,097,202	12,168,248	(139,830)
Accumulated net realized gain (loss)	26,986,312	(68,599,590)	—
Net unrealized appreciation	34,512,983	118,004,264	—
NET ASSETS	$428,562,268	$703,251,885	$438,635,509
+ Including securities loaned at value	$24,118,674	$15,406,145	$—
* Cost of investments in securities	$339,953,946	$555,778,745	$—
** Cost of investments in affiliates	$29,890,295	$—	$—
*** Cost of short-term investments	$43,422,273	$42,026,307	$—
**** Cost of foreign currencies	$965,115	$2,422,649	$—
***** Cost of payable for foreign cash collateral for futures	$431,329	$—	$—
See Accompanying Notes to Financial Statements
19

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2017 (continued)

	Voya Balanced Portfolio	Voya Global Equity Portfolio	Voya Government Money Market Portfolio
Class ADV
Net assets	n/a	$19,604,689	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	1,778,398	n/a
Net asset value and redemption price per share	n/a	$11.02	n/a
Class I
Net assets	$425,002,084	$162,745,544	$438,591,426
Shares authorized	500,000,000	100,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	25,468,985	14,622,409	438,473,096
Net asset value and redemption price per share	$16.69	$11.13	$1.00
Class S
Net assets	$3,560,184	$480,936,329	$44,083
Shares authorized	500,000,000	300,000,000	unlimited
Par value	$0.001	$0.001	$1.000
Shares outstanding	214,629	43,266,925	44,071
Net asset value and redemption price per share	$16.59	$11.12	$1.00
Class S2
Net assets	n/a	$421,816	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	38,534	n/a
Net asset value and redemption price per share	n/a	$10.95	n/a
Class T
Net assets	n/a	$39,543,507	n/a
Shares authorized	n/a	100,000,000	n/a
Par value	n/a	$0.001	n/a
Shares outstanding	n/a	3,607,946	n/a
Net asset value and redemption price per share	n/a	$10.96	n/a
See Accompanying Notes to Financial Statements
20

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2017

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
ASSETS:
Investments in securities at fair value+*	$3,393,444,165	$3,383,526,317	$716,632,183
Investments in affiliates at fair value**	—	725,779,395	—
Short-term investments at fair value***	231,767,597	199,898,283	41,663,808
Cash	267	—	735
Cash collateral for futures	—	2,959,924	—
Cash pledged for centrally cleared swaps (Note 2)	—	7,636,000	—
Cash pledged as collateral for OTC derivatives (Note 2)	—	513,000	—
Foreign currencies at value****	—	1,208	—
Receivables:
Investment securities sold	—	16,045	4,495,231
Fund shares sold	13,409	1,083,527	186,538
Dividends	3,667,257	5,787	946,168
Interest	35	21,490,458	—
Foreign tax reclaims	—	1,478	—
Unrealized appreciation on forward foreign currency contracts	—	140,430	—
Variation margin receivable on centrally cleared swaps	—	368,205	—
Prepaid expenses	14,365	17,866	2,856
Other assets	248,032	394,779	45,006
Total assets	3,629,155,127	4,343,832,702	763,972,525
LIABILITIES:
Income distribution payable	—	624	—
Payable for investment securities purchased	—	19,700,000	2,194,729
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	143,245,748	—
Payable for fund shares redeemed	3,074,339	1,712,944	229,925
Payable upon receipt of securities loaned	149,961,597	132,720,480	27,844,808
Unrealized depreciation on forward foreign currency contracts	—	861,067	—
Payable for investment management fees	1,643,306	1,721,072	530,822
Payable for distribution and shareholder service fees	508,883	692,579	27,217
Payable for directors/trustees fees	17,486	21,140	3,577
Payable to directors/trustees under the deferred compensation plan (Note 6)	248,032	394,779	45,006
Other accrued expenses and liabilities	380,355	493,581	53,260
Total liabilities	155,833,998	301,564,014	30,929,344
NET ASSETS	$3,473,321,129	$4,042,268,688	$733,043,181
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$2,654,235,922	$4,011,107,210	$538,376,273
Undistributed (distributions in excess of) net investment income or accumulated net investment loss	(541,335)	(1,371,433)	3,065,070
Accumulated net realized gain (loss)	102,115,999	(4,676,224)	96,473,381
Net unrealized appreciation	717,510,543	37,209,135	95,128,457
NET ASSETS	$3,473,321,129	$4,042,268,688	$733,043,181
+ Including securities loaned at value	$146,530,446	$129,787,207	$27,086,972
* Cost of investments in securities	$2,675,933,622	$3,341,672,631	$621,503,726
** Cost of investments in affiliates	$—	$729,653,254	$—
*** Cost of short-term investments	$231,767,597	$199,903,891	$41,663,808
**** Cost of foreign currencies	$—	$4,529	$—
See Accompanying Notes to Financial Statements
21

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2017 (continued)

	Voya Growth and Income Portfolio	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
Class ADV
Net assets	$1,010,016,793	$311,322,542	$7,817,016
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	34,895,600	24,463,911	373,055
Net asset value and redemption price per share	$28.94	$12.73	$20.95
Class I
Net assets	$1,906,723,307	$1,117,793,893	$607,229,713
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	64,918,463	86,901,211	27,594,684
Net asset value and redemption price per share	$29.37	$12.86	$22.01
Class R6
Net assets	n/a	n/a	$6,273,644
Shares authorized	n/a	n/a	100,000,000
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	285,015
Net asset value and redemption price per share	n/a	n/a	$22.01
Class S
Net assets	$556,168,622	$2,587,503,413	$111,722,808
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	19,199,370	202,525,306	5,206,629
Net asset value and redemption price per share	$28.97	$12.78	$21.46
Class S2
Net assets	$412,407	$25,648,840	n/a
Shares authorized	unlimited	unlimited	n/a
Par value	$1.000	$1.000	n/a
Shares outstanding	14,396	2,015,098	n/a
Net asset value and redemption price per share	$28.65	$12.73	n/a
See Accompanying Notes to Financial Statements
22

STATEMENTS OF OPERATIONS for the year ended December 31, 2017

	Voya Balanced Portfolio	Voya Global Equity Portfolio	Voya Government Money Market Portfolio	Voya Growth and Income Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$6,471,350	$17,671,891	$24,173	$77,727,409
Interest, net of foreign taxes withheld*	3,096,034	5,468	4,244,361	198,487
Dividends from affiliated underlying funds	1,659,009	—	—	—
Securities lending income, net	136,094	187,076	—	625,231
Total investment income	11,362,487	17,864,435	4,268,534	78,551,127
EXPENSES:
Investment management fees	2,562,799	3,911,859	1,625,384	20,983,733
Distribution and shareholder service fees:
Class ADV	—	99,046	—	5,269,484
Class S	9,283	1,225,378	131	1,470,385
Class S2	—	1,531	—	1,575
Class T	—	319,908	—	—
Transfer agent fees	574	1,671	711	10,979
Shareholder reporting expense	32,850	71,000	34,232	217,015
Professional fees	27,784	45,368	30,228	142,810
Custody and accounting expense	179,335	147,854	56,532	360,420
Directors/trustees fees	17,085	28,391	18,584	139,891
Miscellaneous expense	21,633	38,080	26,616	141,183
Interest expense	528	392	2,019	73
Total expenses	2,851,871	5,890,478	1,794,437	28,737,548
Waived and reimbursed fees	(63,065)	(63,982)	(209,036)	(2,100,770)
Net expenses	2,788,806	5,826,496	1,585,401	26,636,778
Net investment income	8,573,681	12,037,939	2,683,133	51,914,349
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Indian capital gains tax withheld^)	28,981,898	53,904,070	100,629	452,078,937
Sale of affiliated underlying funds	11,630	—	—	—
Forward foreign currency contracts	(161,436)	—	—	—
Foreign currency related transactions	84,918	218,022	—	93,939
Futures	2,363,941	6,518,022	—	—
Swaps	332,674	—	—	—
Written options	4,352	—	—	—
Net realized gain	31,617,977	60,640,114	100,629	452,172,876
Net change in unrealized appreciation (depreciation) on:
Investments	18,348,929	75,136,456	—	136,328,667
Affiliated underlying funds	(74,506)	—	—	—
Forward foreign currency contracts	12,854	—	—	—
Foreign currency related transactions	13,333	112,652	—	—
Futures	215,246	1,622,974	—	—
Swaps	(276,660)	—	—	—
Net change in unrealized appreciation (depreciation)	18,239,196	76,872,082	—	136,328,667
Net realized and unrealized gain	49,857,173	137,512,196	100,629	588,501,543
Increase in net assets resulting from operations	$58,430,854	$149,550,135	$2,783,762	$640,415,892
* Foreign taxes withheld	$161,124	$1,258,082	$—	$671,211
^ Foreign taxes on sale of Indian investments	$—	$45,182	$—	$—
See Accompanying Notes to Financial Statements
23

STATEMENTS OF OPERATIONS for the year ended December 31, 2017

	Voya Intermediate Bond Portfolio	Voya Small Company Portfolio
INVESTMENT INCOME:
Dividends	$141,988	$8,885,862
Interest	121,486,447	99
Dividends from affiliated underlying funds	33,051,815	—
Securities lending income, net	1,070,749	776,350
Total investment income	155,750,999	9,662,311
EXPENSES:
Investment management fees	21,094,042	6,080,881
Distribution and shareholder service fees:
Class ADV	1,563,332	33,287
Class S	6,870,172	307,566
Class S2	97,789	—
Transfer agent fees	7,135	1,262
Shareholder reporting expense	282,875	44,830
Professional fees	180,255	33,807
Custody and accounting expense	546,675	77,610
Directors/trustees fees	169,117	28,616
Miscellaneous expense	171,364	37,571
Interest expense	2,705	4,056
Total expenses	30,985,461	6,649,486
Waived and reimbursed fees	(639,585)	(102,877)
Net expenses	30,345,876	6,546,609
Net investment income	125,405,123	3,115,702
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	27,609,008	100,396,816
Sale of affiliated underlying funds	(180,993)	—
Capital gain distributions from affiliated underlying funds	3,292,467	—
Forward foreign currency contracts	(1,696,339)	—
Foreign currency related transactions	(296,893)	—
Futures	(3,999,261)	—
Swaps	11,792,689	—
Written options	39,616	—
Net realized gain	36,560,294	100,396,816
Net change in unrealized appreciation (depreciation) on:
Investments	25,665,935	(27,255,603)
Affiliated underlying funds	24,827,421	—
Forward foreign currency contracts	(482,634)	—
Foreign currency related transactions	(3,324)	—
Futures	2,002,634	—
Swaps	(13,763,367)	—
Net change in unrealized appreciation (depreciation)	38,246,665	(27,255,603)
Net realized and unrealized gain	74,806,959	73,141,213
Increase in net assets resulting from operations	$200,212,082	$76,256,915

See Accompanying Notes to Financial Statements
24

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Balanced Portfolio		Voya Global Equity Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$8,573,681	$8,933,490	$12,037,939	$15,709,821
Net realized gain (loss)	31,617,977	5,165,253	60,640,114	(61,191,156)
Net change in unrealized appreciation (depreciation)	18,239,196	17,932,640	76,872,082	84,178,744
Increase in net assets resulting from operations	58,430,854	32,031,383	149,550,135	38,697,409
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(370,586)	(502,893)
Class I	(10,867,103)	(7,616,888)	(3,602,681)	(4,372,370)
Class S	(87,514)	(59,518)	(10,272,423)	(13,379,827)
Class S2	—	—	(8,101)	(7,294)
Class T	—	—	(720,568)	(1,095,449)
Total distributions	(10,954,617)	(7,676,406)	(14,974,359)	(19,357,833)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,144,073	4,145,922	12,033,042	10,178,134
Reinvestment of distributions	10,954,617	7,676,406	14,974,359	19,357,833
	17,098,690	11,822,328	27,007,401	29,535,967
Cost of shares redeemed	(57,127,098)	(58,032,822)	(156,158,099)	(153,481,413)
Net decrease in net assets resulting from capital share transactions	(40,028,408)	(46,210,494)	(129,150,698)	(123,945,446)
Net increase (decrease) in net assets	7,447,829	(21,855,517)	5,425,078	(104,605,870)
NET ASSETS:
Beginning of year or period	421,114,439	442,969,956	697,826,807	802,432,677
End of year or period	$428,562,268	$421,114,439	$703,251,885	$697,826,807
Undistributed net investment income at end of year or period	$9,097,202	$10,643,831	$12,168,248	$15,188,901

See Accompanying Notes to Financial Statements
25

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Government Money Market Portfolio		Voya Growth and Income Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$2,683,133	$435,259	$51,914,349	$59,954,584
Net realized gain	100,629	396,232	452,172,876	276,978,847
Net change in unrealized appreciation (depreciation)	—	—	136,328,667	(23,030,191)
Increase in net assets resulting from operations	2,783,762	831,491	640,415,892	313,903,240
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(12,635,577)	(15,538,862)
Class I	(2,682,933)	(435,258)	(32,232,936)	(33,639,786)
Class S	(206)	(3)	(8,093,161)	(10,073,694)
Class S2	—	—	(5,539)	(5,727)
Net realized gains:
Class ADV	—	—	(113,484,388)	(87,992,818)
Class I	(100,617)	(499,979)	(208,205,233)	(143,952,943)
Class S	(12)	(269)	(62,538,322)	(50,215,275)
Class S2	—	—	(46,070)	(29,465)
Total distributions	(2,783,768)	(935,509)	(437,241,226)	(341,448,570)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	62,022,014	139,247,510	24,739,915	10,580,286
Reinvestment of distributions	2,783,764	935,509	436,956,279	341,207,784
	64,805,778	140,183,019	461,696,194	351,788,070
Cost of shares redeemed	(130,827,430)	(176,638,756)	(643,283,459)	(552,686,429)
Net decrease in net assets resulting from capital share transactions	(66,021,652)	(36,455,737)	(181,587,265)	(200,898,359)
Net increase (decrease) in net assets	(66,021,658)	(36,559,755)	21,587,401	(228,443,689)
NET ASSETS:
Beginning of year or period	504,657,167	541,216,922	3,451,733,728	3,680,177,417
End of year or period	$438,635,509	$504,657,167	$3,473,321,129	$3,451,733,728
Distributions in excess of net investment income or accumulated net investment loss at end of year or period	$(139,830)	$(139,824)	$(541,335)	$(527,339)

See Accompanying Notes to Financial Statements
26

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Intermediate Bond Portfolio		Voya Small Company Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$125,405,123	$136,908,476	$3,115,702	$2,184,315
Net realized gain	36,560,294	11,351,510	100,396,816	76,641,987
Net change in unrealized appreciation (depreciation)	38,246,665	54,331,079	(27,255,603)	56,886,577
Increase in net assets resulting from operations	200,212,082	202,591,065	76,256,915	135,712,879
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(8,924,236)	(8,936,348)	—	—
Class I	(38,341,421)	(38,142,968)	(2,010,029)	(2,207,939)
Class R6	—	—	(14,076)	(13)
Class S	(85,370,560)	(90,171,714)	(160,821)	(208,636)
Class S2	(722,379)	(753,431)	—	—
Net realized gains:
Class ADV	—	—	(668,667)	(552,879)
Class I	—	—	(61,828,039)	(44,683,696)
Class R6	—	—	(433,121)	(279)
Class S	—	—	(13,406,040)	(9,976,165)
Total distributions	(133,358,596)	(138,004,461)	(78,520,793)	(57,629,607)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	125,803,650	178,176,946	109,590,170	68,917,142
Reinvestment of distributions	133,354,061	137,993,921	78,520,793	57,629,316
	259,157,711	316,170,867	188,110,963	126,546,458
Cost of shares redeemed	(682,116,403)	(749,350,826)	(143,931,177)	(117,584,204)
Net increase (decrease) in net assets resulting from capital share transactions	(422,958,692)	(433,179,959)	44,179,786	8,962,254
Net increase (decrease) in net assets	(356,105,206)	(368,593,355)	41,915,908	87,045,526
NET ASSETS:
Beginning of year or period	4,398,373,894	4,766,967,249	691,127,273	604,081,747
End of year or period	$4,042,268,688	$4,398,373,894	$733,043,181	$691,127,273
Undistributed (distributions in excess of) net investment income or accumulated net investment loss at end of year or period	$(1,371,433)	$1,650,976	$3,065,070	$2,134,294

See Accompanying Notes to Financial Statements
27

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Balanced Portfolio
Class I
12-31-17	14.93	0.32•	1.85	2.17	0.41	—	—	0.41	—	16.69	14.73	0.67	0.65	0.65	2.01	425,002	174
12-31-16	14.10	0.30•	0.78	1.08	0.25	—	—	0.25	—	14.93	7.82	0.67	0.62	0.62	2.09	417,376	184
12-31-15	14.64	0.28•	(0.54)	(0.26)	0.28	—	—	0.28	—	14.10	(1.86)	0.67	0.62	0.62	1.90	438,912	193
12-31-14	14.01	0.31•	0.55	0.86	0.23	—	—	0.23	—	14.64	6.22	0.63	0.63	0.63	2.18	507,213	192
12-31-13	12.27	0.28•	1.74	2.02	0.28	—	—	0.28	—	14.01	16.71	0.64	0.64	0.64	2.13	538,114	210
Class S
12-31-17	14.85	0.28•	1.82	2.10	0.36	—	—	0.36	—	16.59	14.37	0.92	0.90	0.90	1.76	3,560	174
12-31-16	14.01	0.26•	0.79	1.05	0.21	—	—	0.21	—	14.85	7.62	0.92	0.87	0.87	1.84	3,738	184
12-31-15	14.55	0.24•	(0.54)	(0.30)	0.24	—	—	0.24	—	14.01	(2.14)	0.92	0.87	0.87	1.65	4,058	193
12-31-14	13.92	0.28•	0.55	0.83	0.20	—	—	0.20	—	14.55	5.99	0.88	0.88	0.88	1.94	4,797	192
12-31-13	12.20	0.24•	1.73	1.97	0.25	—	—	0.25	—	13.92	16.33	0.89	0.89	0.89	1.88	5,829	210
Voya Global Equity Portfolio
Class ADV
12-31-17	9.12	0.14•	1.95	2.09	0.19	—	—	0.19	—	11.02	23.10	1.10	1.10	1.10	1.43	19,605	60
12-31-16	8.85	0.16•	0.31	0.47	0.20	—	—	0.20	—	9.12	5.53	1.10	1.10	1.10	1.87	19,883	101
12-31-15	9.11	0.21•	(0.47)	(0.26)	—	—	—	—	—	8.85	(2.85)(a)	1.11	1.11	1.11	2.26	23,880	83
12-31-14	8.94	0.19	0.22	0.41	0.24	—	—	0.24	—	9.11	4.65	1.12	1.12	1.12	2.03	1,279	88
12-31-13	8.15	0.23•	0.85	1.08	0.29	—	—	0.29	—	8.94	13.46	1.27	1.28	1.28	2.70	1,312	122
Class I
12-31-17	9.21	0.20•	1.96	2.16	0.24	—	—	0.24	—	11.13	23.73	0.60	0.60	0.60	1.91	162,746	60
12-31-16	8.94	0.21•	0.31	0.52	0.25	—	—	0.25	—	9.21	6.00	0.60	0.60	0.60	2.36	150,824	101
03-05-15(5) - 12-31-15	9.63	0.22•	(0.85)	(0.63)	0.06	—	—	0.06	—	8.94	(6.64)(a)	0.61	0.61	0.61	2.78	165,749	83
Class S
12-31-17	9.20	0.17•	1.96	2.13	0.21	—	—	0.21	—	11.12	23.44	0.85	0.85	0.85	1.67	480,936	60
12-31-16	8.93	0.19•	0.31	0.50	0.23	—	—	0.23	—	9.20	5.76	0.85	0.85	0.85	2.11	485,551	101
12-31-15	9.20	0.22•	(0.44)	(0.22)	0.05	—	—	0.05	—	8.93	(2.47)(a)	0.86	0.86	0.86	2.38	558,519	83
12-31-14	9.03	0.21•	0.22	0.43	0.26	—	—	0.26	—	9.20	4.87	0.87	0.87	0.87	2.28	168,482	88
12-31-13	8.23	0.25•	0.85	1.10	0.30	—	—	0.30	—	9.03	13.63	1.02	1.03	1.03	2.96	179,327	122
Class S2
12-31-17	9.07	0.15•	1.94	2.09	0.21	—	—	0.21	—	10.95	23.29	1.00	1.00	1.00	1.46	422	60
12-31-16	8.80	0.18	0.30	0.48	0.21	—	—	0.21	—	9.07	5.64	1.03	1.00	1.00	1.98	278	101
03-05-15(5) - 12-31-15	9.52	0.14•	(0.80)	(0.66)	0.06	—	—	0.06	—	8.80	(7.04)(a)	1.11	1.01	1.01	1.86	288	83
Class T
12-31-17	9.07	0.13•	1.93	2.06	0.17	—	—	0.17	—	10.96	22.95	1.35	1.20	1.20	1.30	39,544	60
12-31-16	8.80	0.16•	0.30	0.46	0.19	—	—	0.19	—	9.07	5.41	1.35	1.20	1.20	1.79	41,291	101
03-05-15(5) - 12-31-15	9.52	0.17•	(0.83)	(0.66)	0.06	—	—	0.06	—	8.80	(7.04)(a)	1.36	1.21	1.21	2.21	53,997	83
See Accompanying Notes to Financial Statements
28

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Government Money Market Portfolio
Class I
12-31-17	1.00	0.01	0.00*	0.01	0.01	0.00*	—	0.01	—	1.00	0.61	0.39	0.34	0.34	0.58	438,591	—
12-31-16	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.18	0.39	0.34	0.34	0.08	504,575	—
12-31-15	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.01	0.38	0.22	0.22	0.00*	541,132	—
12-31-14	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.34	0.19	0.19	0.00	616,745	—
12-31-13	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.02	0.34	0.23	0.23	0.00	768,521	—
Class S
12-31-17	1.00	0.00*	0.00*	0.00*	0.00*	0.00*	—	0.00*	—	1.00	0.46	0.64	0.49	0.49	0.39	44	—
12-31-16	1.00	0.00*	0.00*	0.00	0.00*	0.00*	—	0.00*	—	1.00	0.10	0.64	0.38	0.38	0.00*	82	—
12-31-15	1.00	(0.00)*	0.00*	0.00*	—	0.00*	—	0.00*	—	1.00	0.01	0.63	0.22	0.22	0.00	85	—
12-31-14	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.59	0.19	0.19	0.00	106	—
12-31-13	1.00	—	0.00*	0.00	—	0.00*	—	0.00*	—	1.00	0.02	0.59	0.23	0.23	0.00	138	—
Voya Growth and Income Portfolio
Class ADV
12-31-17	27.51	0.36•	5.06	5.42	0.41	3.58	—	3.99	—	28.94	19.79	1.13	1.03	1.03	1.21	1,010,017	80
12-31-16	27.81	0.40•	2.10	2.50	0.43	2.37	—	2.80	—	27.51	9.25	1.13	1.03	1.03	1.44	1,064,550	98
12-31-15	30.28	0.44•	(0.96)	(0.52)	0.47	1.48	—	1.95	—	27.81	(1.82)	1.13	1.03	1.03	1.46	1,145,072	53
12-31-14	31.36	0.49•	2.77	3.26	0.52	3.82	—	4.34	—	30.28	10.19	1.08	1.03	1.03	1.49	1,348,687	87
12-31-13	24.31	0.22•	7.09	7.31	0.26	—	—	0.26	—	31.36	30.07	1.09	1.04	1.04	0.80	1,441,995	49
Class I
12-31-17	27.87	0.51•	5.13	5.64	0.56	3.58	—	4.14	—	29.37	20.34	0.63	0.58	0.58	1.66	1,906,723	80
12-31-16	28.13	0.54•	2.14	2.68	0.57	2.37	—	2.94	—	27.87	9.77	0.63	0.58	0.58	1.89	1,778,873	98
12-31-15	30.63	0.59•	(0.99)	(0.40)	0.62	1.48	—	2.10	—	28.13	(1.42)	0.63	0.58	0.58	1.91	1,872,684	53
12-31-14	31.67	0.64•	2.82	3.46	0.68	3.82	—	4.50	—	30.63	10.72	0.58	0.58	0.58	1.94	2,140,398	87
12-31-13	24.54	0.35•	7.17	7.52	0.39	—	—	0.39	—	31.67	30.66	0.59	0.59	0.59	1.25	2,182,314	49
Class S
12-31-17	27.53	0.42•	5.07	5.49	0.47	3.58	—	4.05	—	28.97	20.06	0.88	0.83	0.83	1.41	556,169	80
12-31-16	27.83	0.46•	2.10	2.56	0.49	2.37	—	2.86	—	27.53	9.45	0.88	0.83	0.83	1.64	607,941	98
12-31-15	30.31	0.51•	(0.97)	(0.46)	0.54	1.48	—	2.02	—	27.83	(1.64)	0.88	0.83	0.83	1.66	662,075	53
12-31-14	31.38	0.56•	2.78	3.34	0.59	3.82	—	4.41	—	30.31	10.44	0.83	0.83	0.83	1.70	794,327	87
12-31-13	24.32	0.28•	7.10	7.38	0.32	—	—	0.32	—	31.38	30.34	0.84	0.84	0.84	1.00	865,453	49
Class S2
12-31-17	27.27	0.38•	5.01	5.39	0.43	3.58	—	4.01	—	28.65	19.89	1.03	0.98	0.98	1.27	412	80
12-31-16	27.60	0.42	2.08	2.50	0.46	2.37	—	2.83	—	27.27	9.30	1.06	0.98	0.98	1.50	370	98
12-31-15	30.11	0.47•	(0.97)	(0.50)	0.53	1.48	—	2.01	—	27.60	(1.78)	1.13	0.98	0.98	1.56	346	53
12-31-14	31.05	0.54•	2.70	3.24	0.36	3.82	—	4.18	—	30.11	10.24	1.08	0.98	0.98	1.68	314	87
12-31-13	24.08	0.22	7.04	7.26	0.29	—	—	0.29	—	31.05	30.17	1.09	0.99	0.99	0.85	1,167	49
See Accompanying Notes to Financial Statements
29

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Intermediate Bond Portfolio
Class ADV
12-31-17	12.53	0.34	0.22	0.56	0.36	—	—	0.36	—	12.73	4.53	1.03	1.02	1.02	2.67	311,323	300
12-31-16	12.40	0.33	0.16	0.49	0.36	—	—	0.36	—	12.53	3.92	1.03	0.98	0.98	2.58	311,448	296
12-31-15	12.81	0.34•	(0.34)	0.00*	0.41	—	—	0.41	—	12.40	(0.02)	1.03	0.98	0.98	2.62	319,732	346
12-31-14	12.42	0.38•	0.39	0.77	0.38	—	—	0.38	—	12.81	6.21	0.97	0.97	0.97	2.97	191,895	428
12-31-13	12.88	0.39	(0.47)	(0.08)	0.38	—	—	0.38	—	12.42	(0.62)	0.99	0.99	0.99	3.05	37,058	389
Class I
12-31-17	12.66	0.41	0.22	0.63	0.43	—	—	0.43	—	12.86	5.04	0.53	0.52	0.52	3.17	1,117,794	300
12-31-16	12.52	0.40•	0.14	0.54	0.40	—	—	0.40	—	12.66	4.33	0.53	0.48	0.48	3.08	1,174,851	296
12-31-15	12.90	0.41•	(0.33)	0.08	0.46	—	—	0.46	—	12.52	0.60	0.53	0.48	0.48	3.14	1,248,125	346
12-31-14	12.50	0.44	0.39	0.83	0.43	—	—	0.43	—	12.90	6.67	0.47	0.47	0.47	3.46	958,412	428
12-31-13	12.96	0.45	(0.47)	(0.02)	0.44	—	—	0.44	—	12.50	(0.12)	0.49	0.49	0.49	3.57	846,916	389
Class S
12-31-17	12.58	0.37	0.23	0.60	0.40	—	—	0.40	—	12.78	4.79	0.78	0.77	0.77	2.92	2,587,503	300
12-31-16	12.44	0.36•	0.16	0.52	0.38	—	—	0.38	—	12.58	4.16	0.78	0.73	0.73	2.83	2,887,280	296
12-31-15	12.83	0.37•	(0.34)	0.03	0.42	—	—	0.42	—	12.44	0.26	0.78	0.73	0.73	2.90	3,169,894	346
12-31-14	12.43	0.42•	0.38	0.80	0.40	—	—	0.40	—	12.83	6.48	0.72	0.72	0.72	3.21	3,477,973	428
12-31-13	12.89	0.44	(0.49)	(0.05)	0.41	—	—	0.41	—	12.43	(0.38)	0.74	0.74	0.74	3.31	1,140,317	389
Class S2
12-31-17	12.53	0.35	0.22	0.57	0.37	—	—	0.37	—	12.73	4.63	0.93	0.92	0.92	2.77	25,649	300
12-31-16	12.40	0.34•	0.16	0.50	0.37	—	—	0.37	—	12.53	3.99	0.96	0.88	0.88	2.68	24,796	296
12-31-15	12.79	0.35•	(0.33)	0.02	0.41	—	—	0.41	—	12.40	0.17	1.03	0.88	0.88	2.75	29,217	346
12-31-14	12.43	0.37•	0.40	0.77	0.41	—	—	0.41	—	12.79	6.17	0.97	0.87	0.87	2.87	5,281	428
12-31-13	12.92	0.44	(0.50)	(0.06)	0.43	—	—	0.43	—	12.43	(0.44)	0.99	0.89	0.89	3.45	1,505	389
Voya Small Company Portfolio
Class ADV
12-31-17	21.20	(0.01)	2.12	2.11	—	2.36	—	2.36	—	20.95	10.69	1.38	1.37	1.37	(0.01)	7,817	74
12-31-16	18.99	(0.02)	4.13	4.11	—	1.90	—	1.90	—	21.20	23.84	1.38	1.33	1.33	(0.09)	6,463	71
12-31-15	22.49	(0.03)	(0.11)	(0.14)	—	3.36	—	3.36	—	18.99	(1.26)	1.39	1.34	1.34	(0.07)	5,615	45
12-31-14	23.94	(0.03)	1.26	1.23	—	2.68	—	2.68	—	22.49	6.00	1.34	1.34	1.34	(0.18)	5,861	30
12-31-13	19.13	(0.02)	6.64	6.62	0.01	1.80	—	1.81	—	23.94	37.04	1.34	1.34	1.34	(0.13)	7,233	36
Class I
12-31-17	22.12	0.10	2.23	2.33	0.08	2.36	—	2.44	—	22.01	11.29	0.88	0.87	0.87	0.49	607,230	74
12-31-16	19.73	0.09	4.29	4.38	0.09	1.90	—	1.99	—	22.12	24.49	0.88	0.83	0.83	0.41	545,125	71
12-31-15	23.25	0.09	(0.13)	(0.04)	0.12	3.36	—	3.48	—	19.73	(0.79)	0.89	0.84	0.84	0.43	487,778	45
12-31-14	24.63	0.08	1.31	1.39	0.09	2.68	—	2.77	—	23.25	6.54	0.84	0.84	0.84	0.33	520,298	30
12-31-13	19.63	0.08•	6.84	6.92	0.12	1.80	—	1.92	—	24.63	37.76	0.84	0.84	0.84	0.38	571,880	36
See Accompanying Notes to Financial Statements
30

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Small Company Portfolio (continued)
Class R6
12-31-17	22.13	0.11•	2.21	2.32	0.08	2.36	—	2.44	—	22.01	11.23	0.88	0.87	0.87	0.53	6,274	74
12-31-16	19.74	0.10•	4.28	4.38	0.09	1.90	—	1.99	—	22.13	24.49	0.88	0.83	0.83	0.50	2,694	71
11-24-15(5) - 12-31-15	20.56	0.02•	(0.84)	(0.82)	—	—	—	—	—	19.74	(3.99)	0.89	0.84	0.84	0.99	3	45
Class S
12-31-17	21.63	0.05•	2.17	2.22	0.03	2.36	—	2.39	—	21.46	11.00	1.13	1.12	1.12	0.22	111,723	74
12-31-16	19.33	0.03	4.21	4.24	0.04	1.90	—	1.94	—	21.63	24.16	1.13	1.08	1.08	0.16	136,845	71
12-31-15	22.84	0.03	(0.12)	(0.09)	0.06	3.36	—	3.42	—	19.33	(1.02)	1.14	1.09	1.09	0.18	110,685	45
12-31-14	24.24	0.02	1.28	1.30	0.02	2.68	—	2.70	—	22.84	6.26	1.09	1.09	1.09	0.08	115,635	30
12-31-13	19.35	0.03	6.72	6.75	0.06	1.80	—	1.86	—	24.24	37.37	1.09	1.09	1.09	0.12	126,746	36

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

(a)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended December 31, 2015, Global Equity’s total return would have been (2.96)%, (6.85)%, (2.69)%, (7.14)% and (7.25)% for Classes ADV, I, S, S2 and T, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements
31

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017

NOTE 1 — ORGANIZATION
As further detailed below, the Voya Variable Product Funds are series of Voya Balanced Portfolio, Inc., Voya Variable Funds, Voya Variable Portfolios, Inc., Voya Intermediate Bond Portfolio, and Voya Government Money Market Portfolio (collectively, the “Registrants”), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended (“1940 Act”).
Voya Balanced Portfolio, Inc. is a company incorporated under the laws of Maryland on December 14, 1988 with one diversified series, Voya Balanced Portfolio (“Balanced”). Voya Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Growth and Income Portfolio (“Growth and Income”). Voya Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has nineteen active separate investment series. The two diversified series of Voya Variable Portfolios, Inc. included in this report are Voya Global Equity Portfolio (“Global Equity”) and Voya Small Company Portfolio (“Small Company”). Voya Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Intermediate Bond Portfolio (“Intermediate Bond”). Voya Government Money Market Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, Voya Government Money Market Portfolio (“Government Money Market”). Each of the Voya Variable Product Funds is a “Portfolio” and collectively, they are the “Portfolios.” The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser (“Class ADV”), Class I, Class R6, Class S, Service 2 (“Class S2”) and Class T; however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio, (except Government Money Market), is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.

32

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Directors/Trustees (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the

33

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Government Money Market uses the amortized cost method to value its portfolio securities and seeks to maintain a constant NAV of  $1.00 per share, although there may be circumstances under which this goal cannot be achieved. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the market value of the security. Although the Board has established procedures designed to stabilize, to the extent reasonably possible, the share price of Government Money Market, there can be no assurance that the Portfolio’s NAV can be maintained at $1.00 per share.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of the Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.

34

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Risk Exposures and the Use of Derivative Instruments. Certain Portfolios’ investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.
Risks of Investing in Derivatives. A Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the

35

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.
As of December 31, 2017, the maximum amount of loss that Balanced and Intermediate Bond would incur if the counterparties to their derivative transactions failed to perform would be $9,759 and $140,430, respectively, which represents the gross payments to be received by the Portfolios on open forward foreign currency contracts were they to be unwound as of December 31, 2017. At December 31, 2017, there was no collateral received from any counterparty for open OTC derivatives.
Each Portfolio has credit-related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit-related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.
As of December 31, 2017, Balanced and Intermediate Bond had a liability position of  $18,856 and $861,067,

36

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

respectively, on open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2017, these Portfolios could have been required to pay these amounts in cash to their counterparties. At December 31, 2017, Intermediate Bond had pledged $513,000 in cash collateral for open OTC derivatives. Balanced did not pledge any cash collateral for OTC derivatives as of December 31, 2017.
E. Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. A Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.
During the year ended December 31, 2017, the following Portfolios had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below:
	Purchased	Sold
Balanced	$325,562	$2,078,052
Intermediate Bond	1,752,566	40,964,716
The above Portfolios entered into forward foreign currency contracts to protect their non-U.S. dollar-denominated holdings from adverse currency movements. Please refer to the tables following each respective Portfolio of Investments for open forward foreign currency contracts at December 31, 2017.
Each Portfolio, with the exception of Government Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio’s assets are valued.
Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio’s Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2017, Balanced and Intermediate Bond have purchased and sold futures contracts on various bonds and notes. Balanced and Intermediate Bond purchased and sold futures on bonds and notes as part of their duration management. Balanced and Global Equity entered into equity futures to “equitize” cash. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio’s securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2017, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:
	Purchased	Sold
Balanced	$49,338,680	$11,033,589
Global Equity	27,073,051	—
Intermediate Bond	702,591,774	411,538,578
Please refer to the tables following each respective Portfolio of Investments for the above Portfolios’ open futures contracts at December 31, 2017.

37

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Options Contracts. Certain Portfolios may write call and put options on futures, swaps (“swaptions”), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Portfolios exposure to the underlying instrument. Writing call options tends to decrease the Portfolios exposure to the underlying instrument. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. The Portfolios may also purchase put and call options. Purchasing call options tends to increase the Portfolios’ exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolios exposure to the underlying instrument. The Portfolios pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.
During the year ended December 31, 2017, Balanced and Intermediate Bond had purchased credit default swaptions to increase exposure to credit risk. There were no open credit default swaptions at December 31, 2017.
During the year ended December 31, 2017, Balanced and Intermediate Bond had both purchased and written interest rate swaptions to gain exposure to interest rates and to generate income. There were no open purchased or written interest rate swaptions at December 31, 2017.
Please refer to Note 10 for the volume of both purchased and written option activity during the year ended December 31, 2017.
G. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Balanced, Global Equity, and Small Company declare and pay dividends annually. Growth and Income declares and pays dividends semi-annually. Government Money Market and Intermediate Bond declare dividends daily and pay dividends, if any, monthly. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
H. Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
I. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
J. Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short,

38

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.
Repurchase agreements are entered into by the Portfolios under Master Repurchase Agreements (“MRA”) which permit the Portfolios, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables or payables under the MRA with collateral held and/or pledged by the counterparty and create one single net payment due to or from the respective Portfolio. Please refer to the table following the Portfolio of Investments for Government Money Market for open repurchase agreements subject to the MRA on a net basis at December 31, 2017.
K. Securities Lending. Each Portfolio (except Government Money Market) may temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such is identified in the Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios’ custodian sufficient to cover the purchase price.
To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities). There was no cash collateral pledged or received by any Portfolio at December 31, 2017 for open when-issued or delayed-delivery transactions.

39

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

N. Mortgage Dollar Roll Transactions. Each Portfolio, except Small Company, may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales. For fee based roll transactions, the fee is recorded as income.
O. Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). Swap agreements are privately negotiated in the OTC market and may be executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The swap agreement will specify the “notional” amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio’s Portfolio of Investments.
Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio’s Statement of Assets and Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio’s Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Portfolio’s counterparty on the swap agreement becomes the CCP. The Portfolios are required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Portfolios are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are footnoted as pledged on the Portfolio of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gain (loss) on the Statements of Operations.
Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio’s Statement of Assets and Liabilities. Other risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.
Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain

40

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio’s Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.
For the year ended December 31, 2017, Balanced and Intermediate Bond had bought and sold credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. Balanced and intermediate Bond used CDX swaps to gain additional exposure with various sectors of the credit market and to hedge the credit risk associated with various sectors within the credit market. Please refer to the tables following the Portfolio of Investments for open credit default swaps to buy protection and sell protection at December 31, 2017.
For the year ended December 31, 2017, Balanced had an average notional amount of  $3,180,723 on credit default swaps to buy protection and an average notional amount of $3,215,000 on credit default swaps to sell protection. For the year ended December 31, 2017, Intermediate Bond had an average notional amount of  $127,344,578 on credit default swaps to buy protection and an average notional amount of  $107,770,000 on credit default swaps to sell protection.
Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.
For the year ended December 31, 2017, Balanced and Intermediate Bond had entered into interest rate swaps in which they pay a floating interest rate and receive a fixed

41

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

interest rate (“Long interest rate swap”) in order to increase exposure to interest rate risk. Average notional amounts on Long interest rate swaps were $7,582,800 and $608,555,000, respectively.
For the year ended December 31, 2017, Balanced and Intermediate Bond had entered into interest rate swaps in which they pay a fixed interest rate and receive a floating interest rate (“Short interest rate swap”) in order to decrease exposure to interest rate risk. Average notional amounts on Short interest rate swaps were $18,836,200 and $928,060,400, respectively.
Balanced and Intermediate Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the table following each respective Portfolio of Investments for Balanced and Intermediate Bond for open interest rate swaps at December 31, 2017.
At December 31, 2017, Balanced and Intermediate Bond had pledged $252,000 and $7,636,000, respectively, in cash collateral for open centrally cleared swaps.
P. Indemnifications. In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants’ maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2017, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:
	Purchases	Sales
Balanced	$274,275,703	$323,484,067
Global Equity	403,951,898	527,107,389
Growth and Income	2,740,703,611	3,349,533,631
Intermediate Bond	1,696,038,527	2,050,861,417
Small Company	517,725,109	544,886,190
U.S. government securities not included above were as follows:
	Purchases	Sales
Balanced	$433,040,647	$428,848,740
Intermediate Bond	11,459,382,943	11,609,932,565
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:
Portfolio	Fee
Balanced(1)	0.60%
Global Equity	0.56% on the first $500 million;
0.53% on the next $500 million;
0.51% thereafter
Government Money Market(2)	0.35%
Growth and Income(2)	0.600% on the first $5 billion;
0.550% on the next $5 billion;
0.525% thereafter
Intermediate Bond(1)	0.50% on first $4 billion;
0.48% on next $3 billion;
0.46% thereafter
Small Company(1)	0.85%

(1)
Prior to May 1, 2017, the Investment Adviser was contractually obligated to waive a portion of the management fee equal to 0.045% on the first $5 billion and 0.070% thereafter of the Portfolio’s average daily net assets. This waiver was not eligible for recoupment.

(2)
The Investment Adviser is contractually obligated to waive a portion of the management fee equal to 0.045% on the first $5 billion and 0.070% thereafter of the Portfolio’s average daily net assets. This waiver is not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into sub-advisory agreements with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with each Portfolio’s investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class ADV, Class S, Class S2 and Class T shares of the respective Portfolios are subject to a shareholder services and distribution plan or a distribution plan (each a “Plan” and collectively, the “Plans”). Pursuant to the Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of the Portfolios’ shares, including expenses

42

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor.
Under the Plans for Class ADV and Class S2 shares of the respective Portfolios, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of each Portfolio’s average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor is paid an annual distribution fee at the rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class ADV shares and the Distributor is paid an annual distribution fee at the rate of 0.15% of the Portfolio’s average daily net assets attributable to its Class S2 shares. The Distributor has contractually agreed to waive 0.05% of the distribution fee for Class ADV shares of Growth and Income so that the actual fee paid by Class ADV shares of the Portfolio is an annual rate of 0.20%. Termination or modification of this obligation requires approval by the Board.
Under the Plan for Class S shares of the respective Portfolios, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class S shares. For Government Money Market, the Distributor agreed to waive 0.10% of average daily net assets attributable to distribution fees for Class S shares, so that the actual fee paid by Class S shares of Government Money Market is an annual rate of 0.15%. Termination or modification of this obligation requires approval by the Board.
Under the Plan for Class T shares of Global Equity, the Distributor is paid an annual distribution fee at the rate of 0.50% of Global Equity’s average daily net assets attributable to Class T shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.15% of the average daily net assets attributable to the distribution fee paid by Class T shares of Global Equity, so that the actual fee paid by Class T shares of Global Equity is an annual rate of 0.35%. Termination or modification of this obligation requires approval by the Board.
Class T shares of Global Equity are subject to a shareholder servicing plan (“Service Plan”). The Service Plan allows the Distributor to enter into shareholder servicing agreements with insurance companies, broker dealers or other financial intermediaries that provide administrative services related to Class T and their shareholders including Variable Contract owners or
Qualified Plan participants with interests in Global Equity. Under the Service Plan, the Portfolio makes payments to the Distributor which shall not exceed an annual rate of 0.25% of the Portfolio’s average daily net assets attributable to its Class T shares.
The Distributor and the Investment Adviser have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Government Money Market in maintaining a yield of not less than zero. There is no guarantee that the Portfolio will maintain such a yield. Management fees waived or expenses reimbursed are subject to possible recoupment by the Investment Adviser, as applicable, within three years subject to certain restrictions. For the year ended December 31, 2017, there were no waivers for the Portfolio to maintain a yield of not less than zero. Termination or modification of this obligation requires approval by the Board. Please note that these waivers or reimbursements are in addition to existing contractual expense limitations, if any.
As of December 31, 2017, amounts of waived fees that are subject to possible recoupment by the Investment Adviser, and the related expiration dates are as follows:
	December 31,
	2018	2019	2020	Total
Government Money Market	$658,101	$5,312	$—	$663,413
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2017, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:
Subsidiary/Affiliated Investment Company	Portfolio	Percentage
Voya Institutional Trust Company	Government Money Market	7.16%
	Intermediate Bond	9.07
	Small Company	7.32
Voya Insurance and Annuity Company	Global Equity	66.83
	Growth and Income	41.56
	Intermediate Bond	60.23
	Small Company	12.91
Voya Retirement Insurance and Annuity Company	Balanced	87.90
	Global Equity	21.49
	Government Money Market	90.44
	Growth and Income	52.00
	Intermediate Bond	25.88
	Small Company	50.38

43

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
Voya Solution Moderately Aggressive Portfolio	Small Company	5.73
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors/trustees, as described in the DC Plan, to defer the receipt of all or a portion of the directors’/trustees’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director/trustee under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director/trustee (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’/trustees’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’/trustees’ fees under the DC Plan will not affect net assets of the Portfolios, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES
At December 31, 2017, the below Portfolio had the following payable included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceeded 5% of total liabilities:
Portfolio	Accrued Expenses	Amount
Government Money Market	Postage	$32,038
NOTE 8 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class ADV	Class I	Class R6	Class S	Class S2	Class T
Balanced(1)	N/A	0.69%	N/A	0.94%	N/A	N/A
Global Equity(2)	1.34%	0.84%	N/A	1.09%	1.24%	1.44%
Growth and Income	1.30%	0.70%	N/A	0.95%	1.10%	N/A
Intermediate Bond(3)	1.03%	0.53%	N/A	0.78%	0.93%	N/A
Small Company(4)	1.43%	0.93%	0.93%	1.18%	N/A	N/A

(1)
Expense limit was implemented on May 1, 2017.

(2)
Pursuant to a side letter agreement, through May 1, 2018, the Investment Adviser has further lowered the expense limits for Global Equity to 1.11%, 0.61%, 0.86%, 1.01% and 1.21% for Class ADV, Class I, Class S, Class S2 and Class T, respectively. Termination or modification of this obligation requires approval by the Board. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment.

(3)
Prior to May 1, 2017, the expense limits for Intermediate Bond were 1.05%, 0.55%, 0.80% and 0.95% for Classes ADV, I, S and S2, respectively.

(4)
Prior to May 1, 2017, the expense limits for Small Company were 1.45%, 0.95%, 0.95% and 1.20% for Classes ADV, I, R6 and S, respectively.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2017, the Portfolios did not have any amount of waived and/or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.
The Expense Limitation Agreements are contractual through May 1, 2018 and shall renew automatically for one-year terms. Termination or modification of these obligations requires approval by the Board.

44

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 9 — LINE OF CREDIT
Effective May 19, 2017, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 18, 2018. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2017:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Global Equity	3	$1,754,333	1.91%
Government Money Market	3	623,000	2.16
Growth and Income	1	950,000	2.42
Intermediate Bond	19	2,242,263	2.12
NOTE 10 — PURCHASED AND WRITTEN OPTIONS
Transactions in purchased credit default swaptions for Balanced during the year ended December 31, 2017 were as follows:
	USD Notional	Cost
Balance at 12/31/2016	—	$—
Options Purchased	9,500,000	6,650
Options Expired	(9,500,000)	(6,650)
Balance at 12/31/2017	—	$—

Transactions in purchased interest rate swaptions for Balanced during the year ended December 31, 2017 were as follows:
	USD Notional	Cost
Balance at 12/31/2016	—	$—
Options Purchased	23,651,000	53,290
Options Terminated in Closing Sell Transactions	(9,910,000)	(23,536)
Options Expired	(13,741,000)	(29,753)
Balance at 12/31/2017	—	$—

Transactions in written interest rate swaptions for Balanced during the year ended December 31, 2017 were as follows:
	USD Notional	Premiums Received
Balance at 12/31/2016	—	$—
Options Written	3,580,000	6,229
Options Terminated in Closing Purchase Transactions	(920,000)	(5,676)
Options Expired	(2,660,000)	(553)
Balance at 12/31/2017	—	$—

Transactions in purchased credit default swaptions for Intermediate Bond during the year ended December 31, 2017 were as follows:
	USD Notional	Cost
Balance at 12/31/2016	—	$—
Options Purchased	426,500,000	298,550
Options Expired	(426,500,000)	(298,550)
Balance at 12/31/2017	—	$—

Transactions in purchased interest rate swaptions for Intermediate Bond during the year ended December 31, 2017 were as follows:
	USD Notional	Cost
Balance at 12/31/2016	—	$—
Options Purchased	1,069,312,000	2,099,338
Options Terminated in Closing Sell Transactions	(433,920,000)	(1,030,560)
Options Expired	(635,392,000)	(1,068,778)
Balance at 12/31/2017	—	$—

Transactions in written interest rate swaptions for Intermediate Bond during the year ended December 31, 2017 were as follows:
	USD Notional	Premiums Received
Balance at 12/31/2016	—	$—
Options Written	190,470,000	39,616
Options Expired	(190,470,000)	(39,616)
Balance at 12/31/2017	—	$—

45

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 11 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced
Class I
12/31/2017	353,588	—	703,828	(3,536,426)	(2,479,010)	5,551,153	—	10,867,103	(55,854,629)	(39,436,373)
12/31/2016	286,591	—	545,232	(4,020,427)	(3,188,604)	4,102,169	—	7,616,888	(57,388,840)	(45,669,783)
Class S
12/31/2017	37,660	—	5,694	(80,542)	(37,188)	592,920	—	87,514	(1,272,469)	(592,035)
12/31/2016	3,164	—	4,279	(45,300)	(37,857)	43,753	—	59,518	(643,982)	(540,711)
Global Equity
Class ADV
12/31/2017	29,397	—	37,245	(468,169)	(401,527)	297,921	—	370,586	(4,706,714)	(4,038,207)
12/31/2016	31,215	—	59,303	(607,916)	(517,398)	275,302	—	502,893	(5,296,385)	(4,518,190)
Class I
12/31/2017	357,173	—	359,549	(2,472,669)	(1,755,947)	3,746,460	—	3,602,681	(25,164,373)	(17,815,232)
12/31/2016	315,852	—	512,587	(2,997,376)	(2,168,937)	2,799,817	—	4,372,370	(26,392,658)	(19,220,471)
Class S
12/31/2017	199,757	—	1,025,192	(10,754,683)	(9,529,734)	2,061,825	—	10,272,423	(109,818,624)	(97,484,376)
12/31/2016	223,897	—	1,566,724	(11,562,136)	(9,771,515)	1,959,903	—	13,379,827	(101,783,442)	(86,443,712)
Class S2
12/31/2017	13,872	—	820	(6,846)	7,846	138,857	—	8,101	(71,875)	75,083
12/31/2016	4,795	—	865	(7,731)	(2,071)	41,574	—	7,294	(68,918)	(20,050)
Class T
12/31/2017	574,000	—	72,785	(1,593,219)	(946,434)	5,787,979	—	720,568	(16,396,513)	(9,887,966)
12/31/2016	594,364	—	129,793	(2,307,010)	(1,582,853)	5,101,538	—	1,095,449	(19,940,010)	(13,743,023)
Government Money Market
Class I
12/31/2017	62,019,236	—	2,783,547	(130,786,097)	(65,983,314)	62,019,235	—	2,783,547	(130,786,097)	(65,983,315)
12/31/2016	138,262,357	—	935,238	(175,651,072)	(36,453,477)	138,262,357	—	935,238	(175,651,072)	(36,453,477)
Class S
12/31/2017	2,779	—	217	(41,333)	(38,337)	2,779	—	217	(41,333)	(38,337)
12/31/2016	985,152	—	272	(987,684)	(2,260)	985,153	—	271	(987,684)	(2,260)
Growth and Income
Class ADV
12/31/2017	481,140	—	4,332,463	(8,613,013)	(3,799,410)	14,112,733	—	126,119,965	(259,034,403)	(118,801,705)
12/31/2016	145,340	—	3,776,003	(6,406,343)	(2,485,000)	4,095,762	—	103,531,680	(179,207,392)	(71,579,950)
Class I
12/31/2017	228,779	—	8,130,779	(7,269,067)	1,090,491	6,919,575	—	240,153,222	(221,389,322)	25,683,475
12/31/2016	131,389	—	6,380,927	(9,248,696)	(2,736,380)	3,639,575	—	177,351,943	(261,073,382)	(80,081,864)
Class S
12/31/2017	122,006	—	2,424,491	(5,427,934)	(2,881,437)	3,672,422	—	70,631,484	(162,795,310)	(88,491,404)
12/31/2016	100,601	—	2,196,506	(4,010,085)	(1,712,978)	2,816,141	—	60,288,969	(112,370,107)	(49,264,997)
Class S2
12/31/2017	1,188	—	1,791	(2,165)	814	35,185	—	51,608	(64,424)	22,369
12/31/2016	1,054	—	1,293	(1,301)	1,046	28,808	—	35,192	(35,548)	28,452
Intermediate Bond
Class ADV
12/31/2017	1,674,254	—	702,761	(2,769,383)	(392,368)	21,223,587	—	8,924,427	(35,130,726)	(4,982,712)
12/31/2016	1,532,861	—	699,426	(3,152,561)	(920,274)	19,734,492	—	8,936,129	(40,256,358)	(11,585,737)
Class I
12/31/2017	4,701,599	—	2,987,122	(13,551,357)	(5,862,636)	60,254,318	—	38,334,258	(173,617,322)	(75,028,746)
12/31/2016	3,268,901	—	2,949,442	(13,175,262)	(6,956,919)	42,304,595	—	38,134,846	(169,970,055)	(89,530,614)
Class S
12/31/2017	3,026,066	—	6,697,190	(36,721,454)	(26,998,198)	38,383,965	—	85,372,981	(467,195,239)	(343,438,293)
12/31/2016	8,765,935	—	7,023,181	(41,031,537)	(25,242,421)	110,867,415	—	90,169,539	(528,312,300)	(327,275,346)
Class S2
12/31/2017	467,281	—	56,884	(487,591)	36,574	5,941,780	—	722,395	(6,173,116)	491,059
12/31/2016	410,608	—	58,920	(846,688)	(377,160)	5,270,444	—	753,407	(10,812,113)	(4,788,262)
Small Company
Class ADV
12/31/2017	138,528	—	34,027	(104,357)	68,198	2,828,764	—	668,667	(2,179,147)	1,318,284
12/31/2016	55,117	—	31,848	(77,808)	9,157	1,058,284	—	552,879	(1,440,693)	170,470
46

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Small Company (continued)
Class I
12/31/2017	4,271,152	—	3,103,347	(4,422,213)	2,952,286	94,005,567	—	63,838,068	(94,507,724)	63,335,911
12/31/2016	1,980,320	—	2,597,874	(4,653,668)	(75,474)	39,835,416	—	46,891,635	(92,286,094)	(5,559,043)
Class R6
12/31/2017	213,873	—	21,729	(72,342)	163,260	4,622,329	—	447,197	(1,549,998)	3,519,528
12/31/2016	135,577	—	—	(13,969)	121,608	2,801,884	—	—	(289,726)	2,512,158
Class S
12/31/2017	376,316	—	675,283	(2,170,701)	(1,119,102)	8,133,510	—	13,566,861	(45,694,308)	(23,993,937)
12/31/2016	1,259,380	—	576,063	(1,234,819)	600,624	25,221,558	—	10,184,802	(23,567,691)	11,838,669
NOTE 12 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, each Portfolio (except Government Money Market) can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.
The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2017:
Balanced
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$183,242	$(183,242)	$—
Barclays Capital Inc.	84,339	(84,339)	—
Barclays Capital Securities Ltd.	211,272	(211,272)	—
BMO Capital Markets Corp	183,205	(183,205)	—
BNP Paribas Prime Brokerage Intl Ltd	64,492	(64,492)	—
CIBC World Markets INC	3,242,798	(3,242,798)	—
Citigroup Global Markets Inc.	8,799,509	(8,799,509)	—
Credit Suisse Securities (USA) LLC	1,095,178	(1,095,178)	—
Goldman, Sachs & Co. LLC	233,128	(233,128)	—
J.P. Morgan Securities LLC	1,624,886	(1,624,886)	—
Merrill Lynch International	81,149	(81,149)	—
Morgan Stanley & Co. LLC	4,393,988	(4,393,988)	—
Natixis Securities America LLC	177,196	(177,196)	—
Nomura International PLC	22,803	(22,803)	—
RBC Capital Markets, LLC	390,294	(390,294)	—
RBC Dominion Securities Inc	1,557,078	(1,557,078)	—
Scotia Capital (USA) INC	526,401	(526,401)	—
Societe Generale	125,602	(125,602)	—
UBS AG	48,044	(48,044)	—
UBS Securities LLC.	4,052	(4,052)	—
Wells Fargo Securities LLC	1,070,018	(1,070,018)	—
Total	$24,118,674	$(24,118,674)	$—

(1)
Collateral with a fair value of  $24,695,273 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

47

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 12 — SECURITIES LENDING (continued)

Global Equity
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Deutsche Bank Securities Inc.	$829,422	$(829,422)	$—
Goldman, Sachs & Co. LLC	4,835,616	(4,835,616)	—
J.P. Morgan Securities LLC	1,675,060	(1,675,060)	—
Natixis Securities America LLC	12,914	(12,914)	—
Wells Fargo Securities LLC	8,053,133	(8,053,133)	—
Total	$15,406,145	$(15,406,145)	$—

(1)
Collateral with a fair value of  $15,763,307 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Growth and Income
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$8,274,192	$(8,274,192)	$—
BMO Capital Markets Corp	2,091,738	(2,091,738)	—
Citigroup Global Markets Inc.	5,326,891	(5,326,891)	—
Credit Suisse Securities (USA) LLC	408,144	(408,144)	—
Deutsche Bank Securities Inc.	297,027	(297,027)	—
Goldman, Sachs & Co. LLC	646,091	(646,091)	—
HSBC Bank PLC	1,326,468	(1,326,468)	—
J.P. Morgan Securities LLC	62,451,339	(62,451,339)	—
Janney Montgomery Scott LLC	23,190	(23,190)	—
National Financial Services LLC	4,638,000	(4,638,000)	—
Nomura Securities International, Inc.	241,176	(241,176)	—
RBC Capital Markets, LLC	2,643,660	(2,643,660)	—
SG Americas Securities, LLC	10,081,203	(10,081,203)	—
UBS Securities LLC.	1,473,361	(1,473,361)	—
Wells Fargo Securities LLC	46,607,966	(46,607,966)	—
Total	$146,530,446	$(146,530,446)	$—

(1)
Collateral with a fair value of  $149,961,597 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Intermediate Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$8,241,926	$(8,241,926)	$—
Barclays Capital Inc.	1,430,511	(1,430,511)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
BNP Paribas Prime Brokerage Intl Ltd	1,969,429	(1,969,429)	—
Citigroup Global Markets Inc.	22,153,685	(22,153,685)	—
Credit Suisse Securities (USA) LLC	11,634,259	(11,634,259)	—
Goldman, Sachs & Co. LLC	10,995,676	(10,995,676)	—
HSBC Securities (USA) Inc.	337,501	(337,501)	—
J.P. Morgan Securities LLC	2,370,001	(2,370,001)	—
Morgan Stanley & Co. LLC	1,652,208	(1,652,208)	—
RBC Capital Markets, LLC	212,993	(212,993)	—
Scotia Capital (USA) INC	1,928,218	(1,928,218)	—
Societe Generale	1,859,957	(1,859,957)	—
Wells Fargo Securities LLC	65,000,843	(65,000,843)	—
Total	$129,787,207	$(129,787,207)	$—

(1)
Collateral with a fair value of  $132,720,480 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Small Company
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$424,615	$(424,615)	$—
CIBC World Markets INC	7,116	(7,116)	—
Goldman, Sachs & Co. LLC	4,708,313	(4,708,313)	—
HSBC Bank PLC	358,766	(358,766)	—
J.P. Morgan Securities LLC	10,058,484	(10,058,484)	—
Jefferies LLC	744,371	(744,371)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	134,640	(134,640)	—
Morgan Stanley & Co. LLC	6,424,477	(6,424,477)	—
National Financial Services LLC	351,163	(351,163)	—
RBC Dominion Securities Inc	3,409,743	(3,409,743)	—
Scotia Capital (USA) INC	249,142	(249,142)	—
SG Americas Securities, LLC	54,740	(54,740)	—
UBS AG	89,566	(89,566)	—
Wells Fargo Securities LLC	71,836	(71,836)	—
Total	$27,086,972	$(27,086,972)	$—

(1)
Collateral with a fair value of  $27,844,808 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

48

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 13 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of December 31, 2017:
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Balanced	$—	$834,307	$(834,307)
Global Equity	(16,197,602)(1)	(84,233)	16,281,835
Growth and Income	(3)	1,038,868	(1,038,865)
Intermediate Bond	(131,834,963)(1)	4,931,064	126,903,899

(1)
Amount relates to the expiration of capital loss carryforwards.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2017		Year Ended December 31, 2016
	Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
Balanced	$10,954,617	$—	$7,676,406	$—
Global Equity	14,974,359	—	19,357,833	—
Government Money Market	2,783,768	—	932,960	2,549
Growth and Income	139,807,817	297,433,409	59,258,069	282,190,501
Intermediate Bond	133,358,596	—	138,004,461	—
Small Company	9,980,023	68,540,770	2,562,015	55,067,592
The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2017 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios' pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Late Year Ordinary Losses Deferred	Post-October Capital Losses Deferred	Unrealized Appreciation/ (Depreciation)	Short-term Capital Loss Carryforwards	Expiration
Balanced	$17,978,572	$20,943,993	$—	$—	$31,806,103	$—	—
Global Equity	12,209,078	—	—	—	116,250,803	(6,695,973)	2018
						(60,150,156)	None
						$(66,846,129)*
Government Money Market	3,212	—	—	—	—	—	—
Growth and Income	33,172,457	82,706,960	—	—	703,747,125	—	—
Intermediate Bond	—	—	(554,617)	(4,181,821)	36,216,520	—	—
Small Company	17,757,318	83,519,576	—	—	93,443,368	—	—

*
Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Portfolios’ major tax jurisdictions are U.S. federal, Arizona state, and Massachusetts state.
49

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

As of December 31, 2017, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year remains subject to examination by these jurisdictions is 2013.
NOTE 14 — SUBSEQUENT EVENTS
Subsequent to December 31, 2017, the following Portfolios paid dividends and distributions of:
	Type	Per Share Amount	Payable Date	Record Date
Government Money Market
Class I	NII	$0.0009	February 1, 2018	Daily
Class S	NII	$0.0007	February 1, 2018	Daily
All Classes	STCG	$0.0001	February 1, 2018	January 30, 2018
	Type	Per Share Amount	Payable Date	Record Date
Intermediate Bond
Class ADV	NII	$0.0299	February 1, 2018	Daily
Class I	NII	$0.0357	February 1, 2018	Daily
Class S	NII	$0.0327	February 1, 2018	Daily
Class S2	NII	$0.0310	February 1, 2018	Daily

NII –
Net investment income

STCG – Short-term capital gain
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

50

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 51.0%
		Consumer Discretionary: 5.9%
1,818 (1)		Amazon.com, Inc.	$2,126,096	0.5
43,460		Comcast Corp. - Class A	1,740,573	0.4
9,606		Home Depot, Inc.	1,820,625	0.4
515,669	(2)(3)	Other Securities	19,775,200	4.6
			25,462,494	5.9
		Consumer Staples: 4.1%
16,576		Philip Morris International, Inc.	1,751,254	0.4
23,718		Procter & Gamble Co.	2,179,210	0.5
21,320		Wal-Mart Stores, Inc.	2,105,350	0.5
140,500 (4)		WH Group Ltd.	158,612	0.0
281,143 (3)		Other Securities	11,371,782	2.7
			17,566,208	4.1
		Energy: 3.0%
33,353		Exxon Mobil Corp.	2,789,645	0.7
34,470		Royal Dutch Shell PLC - Class A ADR	2,299,494	0.5
229,805 (3)		Other Securities	7,831,346	1.8
			12,920,485	3.0
		Financials: 9.3%
6,371 (4)		ABN AMRO Group NV	205,406	0.0
17,137		Allstate Corp.	1,794,415	0.4
10,278		Ameriprise Financial, Inc.	1,741,813	0.4
38,396		Citizens Financial Group, Inc.	1,611,864	0.4
33,722		Hartford Financial Services Group, Inc.	1,897,874	0.4
33,507		Intercontinental Exchange, Inc.	2,364,254	0.6
35,171		JPMorgan Chase & Co.	3,761,187	0.9
74,558		Keycorp	1,503,835	0.4
34,187		Lazard Ltd.	1,794,818	0.4
27,109		Morgan Stanley	1,422,409	0.3
47,109		Wells Fargo & Co.	2,858,103	0.7
1,286,858 (3)		Other Securities	18,778,496	4.4
			39,734,474	9.3
		Health Care: 5.9%
8,197		AstraZeneca PLC	565,638	0.1
31,564		AstraZeneca PLC ADR	1,095,271	0.2
27,150		Gilead Sciences, Inc.	1,945,026	0.4
32,476		Johnson & Johnson	4,537,547	1.1
78,189		Pfizer, Inc.	2,832,005	0.7
12,865		UnitedHealth Group, Inc.	2,836,218	0.7
197,916	(2)(3)	Other Securities	11,713,621	2.7
			25,525,326	5.9
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: 6.3%
7,396		General Dynamics Corp.	$1,504,716	0.3
10,566		L3 Technologies, Inc.	2,090,483	0.5
29,341		Timken Co.	1,442,110	0.3
644,724 (3)		Other Securities	22,200,133	5.2
			27,237,442	6.3
		Information Technology: 8.9%
1,475 (1)		Alphabet, Inc. - Class A	1,553,765	0.4
20,254		Apple, Inc.	3,427,585	0.8
51,584		Cisco Systems, Inc.	1,975,667	0.4
9,753 (1)		Facebook, Inc.	1,721,014	0.4
54,205		Microsoft Corp.	4,636,696	1.1
34,242		Oracle Corp.	1,618,962	0.4
14,191		Texas Instruments, Inc.	1,482,108	0.3
325,884	(2)(3)	Other Securities	21,714,958	5.1
			38,130,755	8.9
		Materials: 2.4%
2,933 (4)		Covestro AG	302,000	0.1
35,623		DowDuPont, Inc.	2,537,070	0.6
243,299	(2)(3)	Other Securities	7,433,124	1.7
			10,272,194	2.4
		Real Estate: 2.3%
767,531	(2)(3)	Other Securities	9,747,527	2.3
		Telecommunication Services: 1.0%
42,522		AT&T, Inc.	1,653,255	0.4
122,370		Other Securities	2,488,976	0.6
			4,142,231	1.0
		Utilities: 1.9%
24,821		Ameren Corp.	1,464,191	0.4
44,384		Exelon Corp.	1,749,173	0.4
10,815		NextEra Energy, Inc.	1,689,195	0.4
2,294 (4)		Orsted A/S	125,224	0.0
188,055 (2)		Other Securities	2,952,143	0.7
			7,979,926	1.9
		Total Common Stock (Cost $187,844,699)	218,719,062	51.0
EXCHANGE-TRADED FUNDS: 11.5%
101,680		iShares 1-3 Year Treasury Bond ETF	8,525,868	2.0
5,250		iShares MSCI EAFE Index Fund	369,127	0.0
408,113 (5)		iShares MSCI Emerging Markets Index Fund	19,230,285	4.5
97,886		iShares MSCI EMU Index Fund	4,246,295	1.0

See Accompanying Notes to Financial Statements
51

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: (continued)
372,621	PowerShares Senior Loan Portfolio	$8,585,188	2.0
105,025 (5)	SPDR Dow Jones International Real Estate	4,252,462	1.0
51,303	Vanguard REIT	4,257,123	1.0
	Total Exchange-Traded Funds (Cost $46,936,518)	49,466,348	11.5
MUTUAL FUNDS: 8.5%
	Affiliated Investment Companies: 7.0%
1,313,918	Voya Floating Rate Fund Class P	12,915,812	3.0
2,132,298	Voya High Yield Bond Fund - Class P	17,250,287	4.0
		30,166,099	7.0
	Unaffiliated Investment Companies : 1.5%
1,254,013	Credit Suisse Commodity Return Strategy Fund - Class I	6,295,146	1.5
	Total Mutual Funds (Cost $36,567,671)	36,461,245	8.5
PREFERRED STOCK: 0.2%
	Consumer Discretionary: 0.1%
14,711	Other Securities	259,567	0.1
	Consumer Staples: 0.1%
2,440	Other Securities	322,215	0.1
	Utilities: 0.0%
1,956 (3)	Other Securities	46,983	0.0
	Total Preferred Stock (Cost $593,240)	628,765	0.2
RIGHTS: 0.0%
	Energy: 0.0%
12,287 (3)	Other Securities	5,587	0.0
	Total Rights (Cost $5,617)	5,587	0.0

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 7.0%
	Basic Materials: 0.2%
80,000 (4)	Georgia-Pacific LLC, 2.539%, 11/15/19	80,300	0.0
595,000	Other Securities	655,632	0.2
		735,932	0.2
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Communications: 0.9%
200,000 (4)		Altice Financing SA, 6.625%, 02/15/23	$209,920	0.1
80,000 (4)		Amazon.com, Inc., 4.050%, 08/22/47	86,511	0.0
162,000 (4)		AT&T, Inc., 4.300%, 02/15/30	162,190	0.1
75,000 (4)		AT&T, Inc., 5.150%, 11/15/46	76,876	0.0
552,000		AT&T, Inc., 3.400%-5.450%, 08/14/24-02/14/50	554,340	0.1
25,000 (4)		CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%, 05/01/27	24,688	0.0
65,000 (4)		CommScope Technologies LLC, 5.000%, 03/15/27	65,163	0.0
40,000 (4)		Cox Communications, Inc., 2.950%, 06/30/23	39,475	0.0
40,000 (4)		NBCUniversal Enterprise, Inc., 5.250%, 12/31/99	42,600	0.0
20,000	(4)(5)	Sinclair Television Group, Inc., 5.125%, 02/15/27	19,925	0.0
25,000 (4)		Sirius XM Radio, Inc., 5.000%, 08/01/27	25,187	0.0
65,000 (4)		Sirius XM Radio, Inc., 5.375%, 04/15/25	67,844	0.0
130,000 (4)		Univision Communications, Inc., 5.125%, 02/15/25	127,075	0.1
2,097,000		Other Securities	2,186,512	0.5
			3,688,306	0.9
		Consumer, Cyclical: 0.7%
105,000 (4)		1011778 BC ULC / New Red Finance, Inc., 5.000%, 10/15/25	106,313	0.0
36,000 (4)		Air Canada 2017-1 Class AA Pass Through Trust, 3.300%, 07/15/31	35,820	0.0
60,000 (4)		Alimentation Couche-Tard, Inc., 2.700%, 07/26/22	59,504	0.0
105,000 (4)		CRC Escrow Issuer LLC / CRC Finco, Inc., 5.250%, 10/15/25	106,344	0.0
150,000 (4)		Daimler Finance North America LLC, 2.300%, 02/12/21	148,781	0.1

See Accompanying Notes to Financial Statements
52

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Cyclical (continued)
45,000 (4)		Dana Financing Luxembourg Sarl, 5.750%, 04/15/25	$47,531	0.0
45,000 (4)		Dana Financing Luxembourg Sarl, 6.500%, 06/01/26	48,881	0.0
93,000 (4)		Lennar Corp., 4.750%, 11/29/27	96,236	0.0
100,000 (4)		Nissan Motor Acceptance Corp., 2.600%, 09/28/22	98,801	0.0
35,000 (4)		Six Flags Entertainment Corp., 4.875%, 07/31/24	35,613	0.0
100,000 (4)		Six Flags Entertainment Corp., 5.500%, 04/15/27	103,750	0.1
80,000 (4)		Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 5.500%, 03/01/25	82,600	0.0
2,077,129 (2)		Other Securities	2,135,542	0.5
			3,105,716	0.7
		Consumer, Non-cyclical: 1.0%
80,000 (4)		BAT Capital Corp., 3.222%, 08/15/24	80,097	0.0
120,000 (4)		BAT Capital Corp., 3.557%, 08/15/27	120,363	0.1
50,000 (4)		BAT Capital Corp., 4.540%, 08/15/47	52,814	0.0
40,000 (4)		Brink’s Co/The, 4.625%, 10/15/27	39,300	0.0
80,000		Gilead Sciences, Inc., 2.950%, 03/01/27	78,754	0.0
40,000 (4)		Hill-Rom Holdings, Inc., 5.000%, 02/15/25	40,988	0.0
25,000 (4)		IHS Markit Ltd, 4.000%, 03/01/26	25,094	0.0
95,000 (4)		JBS USA LUX SA / JBS USA Finance, Inc., 5.750%, 06/15/25	91,913	0.0
107,000 (5)		Philip Morris International, Inc., 3.125%-4.250%, 03/02/28-11/10/44	108,912	0.0
140,000 (4)		Post Holdings, Inc., 5.000%, 08/15/26	138,075	0.1
100,000	(4)(5)	Valeant Pharmaceuticals International, Inc., 7.250%, 07/15/22	101,500	0.0
67,000 (4)		Wm Wrigley Jr Co., 2.400%, 10/21/18	67,194	0.0
3,432,000 (2)		Other Securities	3,559,427	0.8
			4,504,431	1.0
Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Energy: 0.8%
80,000 (4)		Continental Resources, Inc./OK, 4.375%, 01/15/28	$79,076	0.0
30,000 (4)		Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp., 5.625%, 02/15/26	31,125	0.0
15,000 (4)		Hilcorp Energy I L.P. / Hilcorp Finance Co., 5.000%, 12/01/24	14,925	0.0
200,000	(4)(5)	Petroleos del Peru SA, 4.750%, 06/19/32	202,750	0.1
105,000 (4)		Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp., 5.500%, 01/15/28	106,412	0.0
2,933,000 (2)		Other Securities	3,058,736	0.7
			3,493,024	0.8
		Financial: 2.0%
46,000		Allstate Corp./The, 4.200%, 12/15/46	50,357	0.0
63,000 (4)		Athene Global Funding, 4.000%, 01/25/22	65,039	0.0
153,000 (4)		Bank of America Corp., 3.419%, 12/20/28	153,178	0.0
120,000 (4)		Blackstone Holdings Finance Co. LLC, 3.150%, 10/02/27	118,111	0.0
200,000 (4)		BPCE SA, 5.150%, 07/21/24	217,119	0.1
77,000		Credit Suisse Group Funding Guernsey Ltd., 3.800%, 09/15/22	79,503	0.0
140,000 (4)		ESH Hospitality, Inc., 5.250%, 05/01/25	141,750	0.0
100,000 (4)		Farmers Exchange Capital, 7.050%, 07/15/28	126,141	0.0
93,000 (4)		Guardian Life Insurance Co. of America/The, 4.850%, 01/24/77	102,326	0.0
50,000		Hartford Financial Services Group, Inc., 8.125%, 06/15/68	51,375	0.0
100,000 (4)		HBOS PLC, 6.750%, 05/21/18	101,705	0.0
200,000 (4)		ING Bank NV, 2.000%, 11/26/18	199,925	0.1
181,000 (4)		International Lease Finance Corp., 7.125%, 09/01/18	186,798	0.1
80,000 (4)		Iron Mountain, Inc., 5.250%, 03/15/28	80,000	0.0

See Accompanying Notes to Financial Statements
53

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
594,000 (5)		JPMorgan Chase & Co., 2.550%-4.625%, 10/29/20-12/31/99	$609,605	0.2
84,000 (4)		Liberty Mutual Group, Inc., 4.850%, 08/01/44	93,638	0.0
180,000 (4)		Macquarie Group Ltd, 3.189%, 11/28/23	178,747	0.0
200,000 (4)		Mizuho Financial Group, Inc., 2.632%, 04/12/21	199,510	0.1
417,000		Morgan Stanley, 2.750%-4.000%, 05/19/22-07/22/28	421,825	0.1
30,000 (4)		Northwestern Mutual Life Insurance Co/The, 3.850%, 09/30/47	30,463	0.0
75,000 (4)		Quicken Loans, Inc., 5.250%, 01/15/28	74,228	0.0
40,000 (4)		Santander UK PLC, 5.000%, 11/07/23	42,840	0.0
120,000	(4)(5)	Standard Chartered PLC, 4.300%, 02/19/27	122,495	0.0
110,000 (4)		Suncorp-Metway Ltd, 2.375%, 11/09/20	109,297	0.0
200,000 (4)		UBS AG/London, 2.450%, 12/01/20	199,509	0.1
4,911,000 (2)		Other Securities	5,049,315	1.2
			8,804,799	2.0
		Industrial: 0.4%
90,000 (4)		Aviation Capital Group LLC, 2.875%, 01/20/22	90,001	0.0
110,000 (4)		Builders FirstSource, Inc., 5.625%, 09/01/24	114,889	0.1
95,000 (4)		Novelis Corp., 5.875%, 09/30/26	97,138	0.0
25,000 (4)		Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	26,984	0.0
85,000 (4)		Standard Industries, Inc./NJ, 5.000%, 02/15/27	87,125	0.0
1,111,000		Other Securities	1,136,743	0.3
			1,552,880	0.4
		Technology: 0.5%
739,000		Apple, Inc., 2.400%- 4.650%, 01/13/23- 11/13/47	749,262	0.2
84,000 (4)		Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.625%, 01/15/24	83,623	0.0
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
49,000 (4)	Dell International LLC / EMC Corp., 4.420%, 06/15/21	$51,094	0.0
182,000 (4)	Dell International LLC / EMC Corp., 5.450%, 06/15/23	196,875	0.1
75,000 (4)	First Data Corp., 5.750%, 01/15/24	78,169	0.0
764,000	Other Securities	803,081	0.2
		1,962,104	0.5
	Utilities: 0.5%
115,000 (4)	Calpine Corp., 5.250%, 06/01/26	113,132	0.0
200,000 (4)	Enel Finance International NV, 3.500%, 04/06/28	195,982	0.1
84,000	Exelon Corp., 3.497%, 06/01/22	85,680	0.0
97,000 (4)	Jersey Central Power & Light Co., 4.300%, 01/15/26	101,375	0.0
100,000 (4)	Pacific Gas & Electric Co., 3.300%, 12/01/27	99,244	0.0
1,615,000 (2)	Other Securities	1,689,046	0.4
		2,284,459	0.5
	Total Corporate Bonds/Notes (Cost $29,557,337)	30,131,651	7.0
COLLATERALIZED MORTGAGE OBLIGATIONS: 2.7%
90,601	Alternative Loan Trust 2004-J7 MI, 2.348%, (US0001M + 1.020%), 10/25/34	80,203	0.0
105,607	Alternative Loan Trust 2005-10CB 1A1, 2.052%, (US0001M + 0.500%), 05/25/35	86,116	0.0
84,153	Alternative Loan Trust 2005-51 3A2A, 2.353%, (12MTA + 1.290%), 11/20/35	81,628	0.0
171,294	Alternative Loan Trust 2005-J2 1A12, 1.952%, (US0001M + 0.400%), 04/25/35	152,620	0.1
155,132	Alternative Loan Trust 2006-19CB A12, 1.952%, (US0001M + 0.400%), 08/25/36	110,983	0.0

See Accompanying Notes to Financial Statements
54

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
133,811	Alternative Loan Trust 2006-HY11 A1, 1.672%, (US0001M + 0.120%), 06/25/36	$122,053	0.0
41,553	Alternative Loan Trust 2007-23CB A3, 2.052%, (US0001M + 0.500%), 09/25/37	27,454	0.0
201,989	Alternative Loan Trust 2007-2CB 2A1, 2.152%, (US0001M + 0.600%), 03/25/37	135,318	0.1
9,929 (4)	Angel Oak Mortgage Trust LLC 2015-1 A, 4.500%, 11/25/45	9,900	0.0
104,511	Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 1.742%, (US0001M + 0.190%), 01/25/37	98,819	0.1
22,852 (4)	Bellemeade Re Ltd. 2015-1A M2, 5.629%, (US0001M + 4.300%), 07/25/25	23,350	0.0
57,136	DSLA Mortgage Loan Trust 2005-AR4 2A1B, 1.775%, (US0001M + 0.280%), 08/19/45	50,168	0.0
356,180	Fannie Mae 2011-99 CZ, 4.500%, 10/25/41	396,589	0.1
89,025	Fannie Mae Connecticut Avenue Securities 2015-C03 2M2, 6.552%, (US0001M + 5.000%), 07/25/25	98,051	0.0
100,000	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 5.202%, (US0001M + 3.650%), 09/25/29	108,315	0.0
200,000	Fannie Mae Connecticut Avenue Securities 2017-C03 1M2, 4.552%, (US0001M + 3.000%), 10/25/29	210,505	0.1
250,000	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 3.752%, (US0001M + 2.200%), 01/25/30	252,828	0.1
100,000	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 3.952%, (US0001M + 2.400%), 05/25/30	102,738	0.0
200,000	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.052%, (US0001M + 2.500%), 05/25/30	206,156	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
145,077	Fannie Mae REMIC Trust 2001-15 Z, 6.000%, 04/25/31	$158,365	0.0
435,949	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/36	461,119	0.1
411,244	Fannie Mae REMIC Trust 2009-50 HZ, 5.565%, 02/25/49	441,169	0.1
219,140	Fannie Mae REMIC Trust 2011-30 ZA, 5.000%, 04/25/41	229,015	0.1
372,439	Fannie Mae REMIC Trust 2011-9 AZ, 5.000%, 05/25/40	410,214	0.1
77,153	First Horizon Alternative Mortgage Securities Trust 2006-FA7 A5, 1.852%, (US0001M + 0.300%), 12/25/36	49,456	0.0
77,153 (6)	First Horizon Alternative Mortgage Securities Trust 2006-FA7 A9, 5.148%, (-1.000*US0001M + 6.700%), 12/25/36	20,262	0.0
917,544	Freddie Mac 326 350, 3.500%, 03/15/44	944,550	0.2
211,108	Freddie Mac 4634 ZM, 5.000%, 11/15/56	258,768	0.1
151,902	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/29	168,500	0.1
177,650	Freddie Mac REMIC Trust 2472 ZC, 6.000%, 07/15/32	200,665	0.1
110,032	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/32	120,954	0.0
31,333	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/34	34,676	0.0
84,502	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/35	91,482	0.0
275,296	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/36	305,436	0.1
104,864	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/37	116,500	0.0
93,678 (6)	Freddie Mac REMIC Trust 3524 LA, 5.290%, 03/15/33	100,836	0.0
101,199	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/37	111,257	0.0
94,851	Freddie Mac REMIC Trust 3819 ZY, 6.000%, 10/15/37	102,120	0.0
22,534	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/42	24,018	0.0

See Accompanying Notes to Financial Statements
55

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
334,243	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/33	$334,920	0.1
465,675	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/44	508,632	0.1
465,675	Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/44	507,274	0.1
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 6.252%, (US0001M + 4.700%), 04/25/28	118,239	0.0
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 7.102%, (US0001M + 5.550%), 07/25/28	121,066	0.0
350,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 4.202%, (US0001M + 2.650%), 12/25/29	362,364	0.1
200,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 3.902%, (US0001M + 2.350%), 04/25/30	204,975	0.1
89,413	Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/39	95,918	0.0
330,628	Ginnie Mae Series 2010-164 JZ, 4.000%, 12/20/40	348,988	0.1
42,379	Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/32	46,793	0.0
91,022	HomeBanc Mortgage Trust 2004-1 2A, 2.412%, (US0001M + 0.860%), 08/25/29	87,549	0.0
56,983	IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 1.762%, (US0001M + 0.210%), 04/25/46	52,889	0.0
198,472 (4)	JP Morgan Mortgage Trust 2017-3 B1, 3.882%, 08/25/47	199,876	0.1
100,000 (4)	JP Morgan Mortgage Trust 2017-6 B3, 3.859%, 12/25/48	97,911	0.0
41,990	Lehman XS Trust Series 2005-5N 1A2, 1.912%, (US0001M + 0.360%), 11/25/35	37,444	0.0
62,803	Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/37	54,165	0.0
Principal Amount†			Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
132,294		WaMu Mortgage Pass-Through Certificates Series 2005-AR11 A1C3, 2.062%, (US0001M + 0.510%), 08/25/45	$129,039	0.0
69,326		WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 2.042%, (US0001M + 0.490%), 10/25/45	68,425	0.0
315,623		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR5 4A, 2.053%, (12MTA + 0.990%), 06/25/46	252,523	0.1
234,185		Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 2.023%, (12MTA + 0.960%), 08/25/46	170,293	0.1
37,488		Wells Fargo Alternative Loan 2007-PA2 2A1, 1.982%, (US0001M + 0.430%), 06/25/37	31,128	0.0
911,467		Other Securities	836,323	0.2
		Total Collateralized Mortgage Obligations (Cost $11,222,227)	11,369,890	2.7
COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.2%
2,180,000	(4)(6)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/33	94,752	0.0
210,000 (4)		Bear Stearns Commercial Mortgage Securities Trust 2004-PWR6 F, 5.673%, 11/11/41	218,483	0.0
25,171 (4)		Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 B, 5.720%, 04/12/38	25,224	0.0
260,000 (4)		Bear Stearns Commercial Mortgage Securities Trust 2006-TOP22 E, 5.720%, 04/12/38	272,673	0.1
99,016 (4)		Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	99,357	0.0
827,617 (6)		CD 2017-CD4 Mortgage Trust XA, 1.327%, 05/10/50	74,563	0.0
5,471,447 (6)		CFCRE Commercial Mortgage Trust 2016-C7 XA, 0.789%, 12/10/54	298,731	0.1

See Accompanying Notes to Financial Statements
56

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
991,411 (6)		Citigroup Commercial Mortgage Trust 2016-P4 XA, 2.007%, 07/10/49	$121,704	0.1
1,338,896 (6)		Citigroup Commercial Mortgage Trust 2017-C4 XA, 1.127%, 10/12/50	105,193	0.0
998,971 (6)		Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.934%, 09/15/50	69,403	0.0
873,710 (6)		COMM 2012-CR4 XA, 1.796%, 10/15/45	54,427	0.0
2,380,000	(4)(6)	COMM 2012-CR4 XB, 0.596%, 10/15/45	65,880	0.0
4,277,497 (6)		COMM 2013-CCRE13 XA, 0.915%, 11/12/46	141,919	0.1
1,610,354 (6)		COMM 2016-CR28 XA, 0.393%, 02/10/49	65,579	0.0
759,246 (6)		COMM 2017-COR2 XA, 1.185%, 09/10/50	67,829	0.0
50,000 (4)		Credit Suisse First Boston Mortgage Securities Corp. 2004-C2 F, 6.283%, 05/15/36	51,765	0.0
110,000 (4)		DBJPM 16-C3 Mortgage Trust, 3.494%, 09/10/49	91,247	0.0
110,000 (4)		DBUBS 2011-LC1A E, 5.698%, 11/10/46	114,908	0.1
100,000 (4)		DBUBS 2011-LC2A D, 5.542%, 07/10/44	104,355	0.0
130,000 (4)		DBWF 2015-LCM D Mortgage Trust, 3.421%, 06/10/34	114,318	0.0
957,736 (6)		Freddie Mac Multifamily Structured Pass Through Certificates K014 X1, 1.184%, 04/25/21	31,733	0.0
691,112 (6)		Freddie Mac Multifamily Structured Pass Through Certificates K020 X1, 1.426%, 05/25/22	35,314	0.0
738,550 (6)		Freddie Mac Multifamily Structured Pass Through Certificates K706 X1, 1.547%, 10/25/18	6,783	0.0
626,071 (6)		Freddie Mac Multifamily Structured Pass Through Certificates K707 X1, 1.515%, 12/25/18	6,396	0.0
970,588 (6)		Freddie Mac Multifamily Structured Pass Through Certificates K709 X1, 1.506%, 03/25/19	13,216	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
945,972 (6)		Freddie Mac Multifamily Structured Pass Through Certificates K711 X1, 1.683%, 07/25/19	$17,022	0.0
1,149,215 (6)		Freddie Mac Multifamily Structured Pass Through Certificates K712 X1, 1.333%, 11/25/19	21,892	0.0
110,000 (4)		FREMF Mortgage Trust 2012-K706 B, 4.030%, 11/25/44	111,062	0.1
21,206,433	(4)(6)	FREMF Mortgage Trust 2012-K709 X2A, 0.200%, 04/25/45	37,328	0.0
100,000 (4)		GS Mortgage Securities Trust 2010-C2 D, 5.183%, 12/10/43	101,632	0.1
100,000 (4)		GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/43	89,955	0.0
1,425,133 (6)		GS Mortgage Securities Trust 2012-GCJ7 XA, 2.228%, 05/10/45	88,841	0.0
1,673,001 (6)		GS Mortgage Securities Trust 2013-GCJ14 XA, 0.727%, 08/10/46	48,721	0.0
1,939,726 (6)		GS Mortgage Securities Trust 2016-GS4 XA, 0.597%, 11/10/49	71,335	0.0
18,466 (4)		JP Morgan Chase Commercial Mortgage Securities Corp. 2004-C2 H, 5.758%, 05/15/41	18,518	0.0
1,050,000	(4)(6)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.328%, 12/15/47	16,039	0.0
110,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP2 F, 5.010%, 07/15/42	109,998	0.1
2,521,396 (6)		JPMBB Commercial Mortgage Securities Trust 2013-C12 XA, 0.655%, 07/15/45	50,828	0.0
50,000		JPMBB Commercial Mortgage Securities Trust 2013-C17 C, 4.881%, 01/15/47	51,574	0.0

See Accompanying Notes to Financial Statements
57

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
936,471 (6)		JPMBB Commercial Mortgage Securities Trust 2014-C19 XA, 1.139%, 04/15/47	$25,358	0.0
12,513 (4)		LB-UBS Commercial Mortgage Trust 2005-C1 G, 5.661%, 02/15/40	12,483	0.0
577,862	(4)(6)	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.731%, 11/15/38	1,969	0.0
2,417,262 (6)		Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 XA, 1.126%, 12/15/47	114,451	0.1
100,000 (4)		Morgan Stanley Capital I Trust 2007-TOP27 B, 5.951%, 06/11/42	109,397	0.0
100,000 (4)		Morgan Stanley Capital I Trust 2011-C1 E, 5.426%, 09/15/47	105,366	0.0
80,000 (4)		Morgan Stanley Capital I, Inc. 2017-JWDR A, 2.100%, (US0001M + 0.850%), 11/15/34	80,100	0.0
79,498 (4)		Morgan Stanley Reremic Trust 2012-XA B, 0.250%, 07/27/49	77,974	0.0
975,692 (6)		Wells Fargo Commercial Mortgage Trust 2016-C35 XA, 1.995%, 07/15/48	120,285	0.1
1,328,847 (6)		Wells Fargo Commercial Mortgage Trust 2016-NXS5 XA, 1.552%, 01/15/59	109,162	0.0
1,759,649	(4)(6)	WFRBS Commercial Mortgage Trust 2012-C10 XA, 1.581%, 12/15/45	108,533	0.0
1,744,623	(4)(6)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.851%, 08/15/45	116,608	0.0
931,523	(4)(6)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.307%, 03/15/48	48,105	0.0
1,495,193 (6)		WFRBS Commercial Mortgage Trust 2013-C16 XA, 0.848%, 09/15/46	48,118	0.0
943,354		Other Securities	951,659	0.2
Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
	Total Commercial Mortgage-Backed Securities (Cost $5,219,859)	$5,210,065	1.2
U.S. TREASURY OBLIGATIONS: 5.6%
	U.S. Treasury Bonds: 0.6%
2,633,100	2.750%, 08/15/47	2,633,997	0.6
	U.S. Treasury Notes: 5.0%
3,770,000	1.875%, 12/15/20	3,759,179	0.9
3,053,000	2.125%, 11/30/24	3,012,612	0.7
2,135,100 (5)	2.000%-2.250%, 11/30/22-11/15/27	2,110,118	0.5
3,880,000	0.625%, 06/30/18	3,864,087	0.9
199,000	1.250%-1.875%, 08/31/19-07/31/22	196,601	0.0
8,663,000 (5)	1.750%, 11/30/19	8,641,150	2.0
		21,583,747	5.0
	Total U.S. Treasury Obligations (Cost $24,215,634)	24,217,744	5.6
FOREIGN GOVERNMENT BONDS: 0.9%
100,000 (4)	Dominican Republic International Bond, 5.500%, 01/27/25	106,125	0.1
PEN250,000 (4)	Peru Government Bond, 6.150%, 08/12/32	82,402	0.0
10,000 (4)	Romanian Government International Bond, 4.375%, 08/22/23	10,727	0.0
1,409,649,539 (2)	Other Securities	3,479,133	0.8
	Total Foreign Government Bonds (Cost $3,596,581)	3,678,387	0.9
U.S. GOVERNMENT AGENCY OBLIGATIONS(7): 2.9%
	Federal Home Loan Mortgage Corporation: 0.9%(7)
1,754,000 (8)	3.500%, 07/15/41	1,801,368	0.4
1,817,842 (8)	2.500%-6.500%, 05/01/30-09/01/45	1,913,690	0.5
		3,715,058	0.9
	Federal National Mortgage Association : 1.4%(7)
5,921,942 (8)	2.500%-7.500%, 06/01/29-08/01/56	6,184,879	1.4

See Accompanying Notes to Financial Statements
58

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS(7): (continued)
		Government National Mortgage Association: 0.6%
2,311,898 (8)		3.000%-5.310%, 09/20/40-10/20/60	$2,390,087	0.6
		Total U.S. Government Agency Obligations (Cost $12,281,627)	12,290,024	2.9
ASSET-BACKED SECURITIES: 2.8%
		Automobile Asset-Backed Securities : 0.1%
120,000 (4)		Oscar US Funding Trust 2014-1 A4, 2.550%, 12/15/21	120,371	0.1
100,000 (4)		OSCAR US Funding Trust VI LLC 2017-1A A3, 2.820%, 06/10/21	100,225	0.0
30,000 (4)		SunTrust Auto Receivables Trust 2015-1A B, 2.200%, 02/15/21	29,791	0.0
100,000		Other Securities	100,241	0.0
			350,628	0.1
		Home Equity Asset-Backed Securities : 0.1%
445,099		Other Securities	413,801	0.1
		Other Asset-Backed Securities: 2.5%
86,181 (4)		AJAX Mortgage Loan Trust 2016-C A, 4.000%, 10/25/57	87,006	0.0
179,866 (4)		AJAX Mortgage Loan Trust 2017-A A, 3.470%, 04/25/57	180,586	0.1
120,000 (4)		ALM VII R-2 Ltd. 2013-7R2A A2R, 3.359%, (US0003M + 2.000%), 10/15/27	120,935	0.0
250,000 (4)		ALM VIII Ltd. 2013-8A A1R, 2.849%, (US0003M + 1.490%), 10/15/28	251,657	0.1
195,791	(4)(6)(9)	American Homes 4 Rent 2015-SFR2 XS 0.000%, 10/17/45	—	—
100,000 (4)		Apidos CLO XI 2012-11A BR, 3.303%, (US0003M + 1.950%), 01/17/28	100,733	0.0
100,000 (4)		Apidos CLO XVII 2014-17A A2R, 3.203%, (US0003M + 1.850%), 04/17/26	100,179	0.0
130,000 (4)		Apidos CLO XVII 2014-17A BR, 3.853%, (US0003M + 2.500%), 04/17/26	130,330	0.1
90,000 (4)		Apidos Clo XXV 2016-25A A1, 2.823%, (US0003M + 1.460%), 10/20/28	90,277	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
250,000 (4)	Avery Point IV CLO Ltd. 2014-1A CR, 3.717%, (US0003M + 2.350%), 04/25/26	$250,843	0.1
250,000 (4)	Babson CLO Ltd. 2014-3A C1R, 4.009%, (US0003M + 2.650%), 01/15/26	251,939	0.1
250,000 (4)	Babson CLO Ltd. 2014-IA BR, 3.563%, (US0003M + 2.200%), 07/20/25	250,552	0.0
100,000 (4)	BlueMountain CLO 2014-4A CR, 4.018%, (US0003M + 2.550%), 11/30/26	100,684	0.0
250,000 (4)	BlueMountain CLO 2015-1A BR, 3.859%, (US0003M + 2.500%), 04/13/27	252,227	0.1
80,000 (4)	Burnham Park Clo Ltd. 2016-1A A, 2.793%, (US0003M + 1.430%), 10/20/29	81,121	0.0
250,000 (4)	Carlyle Global Market Strategies CLO Ltd. 2017-1A A1A, 2.663%, (US0003M + 1.300%), 04/20/31	250,713	0.1
500,000 (4)	Cedar Funding IV CLO Ltd. 2014-4A CR, 3.613%, (US0003M + 2.250%), 07/23/30	502,258	0.1
220,000 (4)	Cedar Funding VI CLO Ltd. 2016-6A A1, 2.833%, (US0003M + 1.470%), 10/20/28	221,210	0.1
100,000 (4)	Cent CLO 2014-22A A2AR, 3.342%, (US0003M + 1.950%), 11/07/26	$100,247	0.0
16,450	Chase Funding Trust Series 2003-5 2A2, 2.152%, (US0001M + 0.600%), 07/25/33	15,970	0.0
250,000 (4)	CIFC Funding 2014-4A C1R, 4.003%, (US0003M + 2.650%), 10/17/26	250,860	0.0
250,000 (4)	CIFC Funding 2016-1A A, 2.843%, (US0003M + 1.480%), 10/21/28	251,005	0.1

See Accompanying Notes to Financial Statements
59

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
250,000 (4)		Deer Creek Clo Ltd. 2017-1A A, 3.177%, (US0003M + 1.180%), 10/20/30	$250,551	0.0
250,000 (4)		Dryden Senior Loan Fund 2014-31A CR, 3.454%, (US0003M + 2.100%), 04/18/26	250,566	0.0
250,000 (4)		Dryden Senior Loan Fund 2017-47A A2, 2.709%, (US0003M + 1.350%), 04/15/28	250,799	0.0
250,000 (4)		Dryden Senior Loan Fund 2017-47A C, 3.559%, (US0003M + 2.200%), 04/15/28	251,912	0.1
250,000 (4)		Dryden XXV Senior Loan Fund 2012-25A CRR, 3.209%, (US0003M + 1.850%), 10/15/27	251,037	0.1
250,000	(4)(9)	Eaton Vance Clo 2015-1A A2R Ltd., 2.727%, (US0003M + 1.250%), 01/20/30	250,000	0.1
99,750 (4)		Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/47	102,510	0.0
250,000 (4)		Gilbert Park CLO Ltd. 2017-1A A, 2.555%, (US0003M + 1.190%), 10/15/30	251,558	0.1
58,860 (4)		HERO Funding Trust 2015-2A A, 3.990%, 09/20/40	60,374	0.0
250,000 (4)		KKR CLO 20 A Ltd., 2.846%, (US0003M + 1.130%), 10/16/30	249,945	0.0
250,000 (4)		LCM XXIII Ltd. 23A A1, 2.763%, (US0003M + 1.400%), 10/20/29	253,173	0.1
4,926 (4)		Marketplace Loan Trust Series 2015-AV2 A, 4.000%, 10/15/21	4,941	0.0
200,000 (4)		Mill City Mortgage Loan Trust 2017-2 M2, 3.250%, 07/25/59	200,500	0.0
250,000 (4)		Octagon Investment Partners 30 Ltd. 2017-1A A1, 2.683%, (US0003M + 1.320%), 03/17/30	253,230	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
250,000 (4)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 2.734%, (US0003M + 1.375%), 07/15/29	$252,546	0.0
130,000 (4)	OHA Loan Funding Ltd. 2015-1A AR, 2.826%, (US0003M + 1.410%), 08/15/29	132,204	0.0
140,000 (4)	OHA Loan Funding Ltd. 2015-1A BR, 3.216%, (US0003M + 1.800%), 08/15/29	140,863	0.1
250,000 (4)	Palmer Square CLO 2015-1A BR Ltd., 3.991%, (US0003M + 2.550%), 05/21/29	252,563	0.1
250,000 (4)	Palmer Square CLO 2015-2A A1BR Ltd., 2.713%, (US0003M + 1.350%), 07/20/30	252,408	0.0
300,000 (4)	Progress Residential 2015-SFR2 E, 4.427%, 06/12/32	302,892	0.1
63,702 (4)	SoFi Consumer Loan Program 2017-1 A, 3.280%, 01/26/26	64,362	0.0
200,000 (4)	SoFi Consumer Loan Program 2017-3 B, 3.850%, 05/25/26	201,674	0.1
200,000 (4)	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/24	200,828	0.0
170,000 (4)	Symphony CLO Ltd. 2012-9A AR, 2.809%, (US0003M + 1.450%), 10/16/28	171,407	0.1
100,000 (4)	Symphony CLO Ltd. 2016-18A B, 3.163%, (US0003M + 1.800%), 01/23/28	100,615	0.0
98,750 (4)	Taco Bell Funding 2016- 1A A2I, 3.832%, 05/25/46	100,294	0.0
24,688 (4)	Taco Bell Funding LLC 2016-1A A2II, 4.377%, 05/25/46	25,504	0.0
250,000 (4)	Thacher Park CLO Ltd. 2014-1A CR, 3.563%, (US0003M + 2.200%), 10/20/26	250,806	0.1

See Accompanying Notes to Financial Statements
60

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
250,000 (4)	THL Credit Wind River 2017-1A C CLO Ltd., 3.654%, (US0003M + 2.300%), 04/18/29	$252,407	0.1
250,000 (4)	THL Credit Wind River 2017-2A A CLO Ltd., 2.544%, (US0003M + 1.230%), 07/20/30	250,456	0.1
210,000 (4)	Wind River CLO Ltd. 2016-2A A, 2.877%, (US0003M + 1.500%), 11/01/28	210,685	0.0
250,000 (4)	Tiaa Clo III Ltd 2017-2A A, 2.627%, (US0003M + 1.150%), 01/16/31	250,001	0.0
100,000 (4)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/48	100,094	0.0
300,000 (10)	Other Securities	300,000	0.1
		10,535,037	2.5
	Student Loan Asset-Backed Securities : 0.1%
28,241 (4)	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/31	28,460	0.0
62,538 (4)	DRB Prime Student Loan Trust 2015-D A2, 3.200%, 01/25/40	63,084	0.0
71,346 (4)	Earnest Student Loan Program, LLC 2016-A B, 2.500%, 01/25/39	68,768	0.0
100,000 (4)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/41	97,509	0.0
45,240 (4)	SoFi Professional Loan Program 2015-C A2, 2.510%, 08/25/33	45,091	0.0
100,000 (4)	SoFi Professional Loan Program 2016-E C, 4.430%, 10/25/41	99,737	0.1
100,000 (4)	SoFi Professional Loan Program 2017-C B, 3.560%, 07/25/40	99,207	0.0
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Student Loan Asset-Backed Securities (continued)
100,000 (4)	SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/41	$100,086	0.0
		601,942	0.1
	Total Asset-Backed Securities (Cost $11,803,231)	11,901,408	2.8
	Total Long-Term Investments (Cost $369,844,241)	404,080,176	94.3
SHORT-TERM INVESTMENTS: 10.1%
	Securities Lending Collateral(11): 5.7%
5,865,809	Barclays Capital, Inc., Repurchase Agreement dated 12/29/17, 1.37%, due 01/02/18 (Repurchase Amount $5,866,690, collateralized by various U.S. Government Securities, 0.000%-2.250%, Market Value plus accrued interest $5,983,125, due 05/15/20-08/15/47)	5,865,809	1.4
1,232,037	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $1,232,227, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,256,678, due 01/31/18-06/20/63)	1,232,037	0.3
5,865,809	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $5,866,735, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $5,983,125, due 02/15/43-02/15/44)	5,865,809	1.3

See Accompanying Notes to Financial Statements
61

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(11) (continued)
5,865,809	NBC Global Finance Ltd., Repurchase Agreement dated 12/29/17, 1.50%, due 01/02/18 (Repurchase Amount $5,866,773, collateralized by various U.S. Government Securities, 0.750%- 2.250%, Market Value plus accrued interest $5,983,125, due 09/30/18-09/09/49)	$5,865,809	1.4
5,865,809	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $5,866,857, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $6,028,700, due 01/15/19-02/15/46)	5,865,809	1.3
		24,695,273	5.7
Shares		Value	Percentage of Net Assets
	Mutual Funds: 4.4%
18,727,000 (12)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $18,727,000)	18,727,000	4.4
	Total Short-Term Investments (Cost $43,422,273)	43,422,273	10.1
	Total Investments in Securities (Cost $413,266,514)	$447,502,449	104.4
	Liabilities in Excess of Other Assets	(18,940,181)	(4.4)
	Net Assets	$428,562,268	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
Non-income producing security.

(2)
The grouping contains securities on loan.

(3)
The grouping contains non-income producing securities.

(4)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(5)
Security, or a portion of the security, is on loan.

(6)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(7)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(8)
Settlement is on a when-issued or delayed-delivery basis.

(9)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(10)
The grouping contains Level 3 securities.

(11)
Represents securities purchased with cash collateral received for securities on loan.

(12)
Rate shown is the 7-day yield as of December 31, 2017.

ARS
Argentine Peso

BRL
Brazilian Real

HUF
Hungarian Forint

IDR
Indonesian Rupiah

MXN
Mexican Peso

PEN
Peruvian Nuevo Sol

PLN
Polish Zloty

RUB
Russian Ruble

TRY
Turkish New Lira

UYU
Uruguayan Peso Uruguayo

Reference Rate Abbreviations:
12MTA
12-month Treasury Average

US0001M
1-month LIBOR

US0003M
3-month LIBOR

See Accompanying Notes to Financial Statements
62

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$20,984,090	$4,478,404	$—	$25,462,494
Consumer Staples	12,794,765	4,771,443	—	17,566,208
Energy	11,763,191	1,157,294	—	12,920,485
Financials	29,763,427	9,971,047	—	39,734,474
Health Care	20,480,327	5,044,999	—	25,525,326
Industrials	19,243,557	7,993,885	—	27,237,442
Information Technology	34,973,894	3,156,861	—	38,130,755
Materials	6,562,759	3,709,435	—	10,272,194
Real Estate	7,903,463	1,844,064	—	9,747,527
Telecommunication Services	2,372,485	1,769,746	—	4,142,231
Utilities	6,596,061	1,383,865	—	7,979,926
Total Common Stock	173,438,019	45,281,043	—	218,719,062
Exchange-Traded Funds	49,466,348	—	—	49,466,348
Mutual Funds	36,461,245	—	—	36,461,245
Preferred Stock	46,983	581,782	—	628,765
Rights	5,587	—	—	5,587
Corporate Bonds/Notes	—	30,131,651	—	30,131,651
Collateralized Mortgage Obligations	—	11,369,890	—	11,369,890
U.S. Treasury Obligations	—	24,217,744	—	24,217,744
Asset-Backed Securities	—	11,351,408	550,000	11,901,408
U.S. Government Agency Obligations	—	12,290,024	—	12,290,024
Foreign Government Bonds	—	3,678,387	—	3,678,387
Commercial Mortgage-Backed Securities	—	5,210,065	—	5,210,065
Short-Term Investments	18,727,000	24,695,273	—	43,422,273
Total Investments, at fair value	$278,145,182	$168,807,267	$550,000	$447,502,449
Other Financial Instruments+
Centrally Cleared Swaps	—	92,033	—	92,033
Forward Foreign Currency Contracts	—	9,759	—	9,759
Futures	537,021	—	—	537,021
Total Assets	$278,682,203	$168,909,059	$550,000	$448,141,262
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(61,285)	$—	$(61,285)
Forward Foreign Currency Contracts	—	(18,856)	—	(18,856)
Futures	(286,722)	—	—	(286,722)
Total Liabilities	$(286,722)	$(80,141)	$—	$(366,863)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements
63

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017 (continued)

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2017 where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2017	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Floating Rate Fund Class P	$12,708,187	$905,637	$(525,056)	$(172,956)	$12,915,812	$606,118	$4,062	$—
Voya High Yield Bond Fund - Class P	16,960,007	1,245,080	(1,053,250)	98,450	17,250,287	1,052,891	7,568	—
	$29,668,194	$2,150,717	$(1,578,306)	$(74,506)	$30,166,099	$1,659,009	$11,630	$—

At December 31, 2017, the following forward foreign currency contracts were outstanding for Voya Balanced Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
PLN 9,024	USD 2,507	Barclays Bank PLC	01/12/18	$85
RON 97	USD 25	Barclays Bank PLC	01/12/18	—
PLN 1,230	USD 339	Barclays Bank PLC	01/12/18	15
RUB 209,263	USD 3,544	Barclays Bank PLC	01/12/18	80
USD 184,740	HUF 48,495,495	Barclays Bank PLC	01/12/18	(2,633)
USD 2,001	HUF 524,137	Barclays Bank PLC	01/12/18	(25)
USD 85,030	PLN 309,602	Barclays Bank PLC	01/12/18	(3,913)
USD 2,655	PEN 8,608	Barclays Bank PLC	02/09/18	5
USD 123,177	IDR 1,682,971,172	Barclays Bank PLC	03/09/18	(693)
TRY 15,388	USD 3,869	Citibank N.A.	01/12/18	179
USD 393,636	BRL 1,308,090	Citibank N.A.	02/09/18	1,056
COP 693,950,571	USD 229,511	Citibank N.A.	02/09/18	2,158
SGD 184,210	USD 137,888	Deutsche Bank AG	01/04/18	(152)
JPY 7,232,681	USD 64,272	Goldman Sachs International	01/09/18	(58)
USD 6,183	RUB 363,870	Goldman Sachs International	01/12/18	(118)
HUF 2,963,476	USD 11,170	Goldman Sachs International	01/12/18	280
TRY 6,272	USD 1,680	HSBC Bank USA N.A.	01/12/18	(30)
USD 107,004	TRY 404,371	HSBC Bank USA N.A.	01/12/18	653
USD 3,229	MXN 60,874	HSBC Bank USA N.A.	02/09/18	156
USD 247,419	MXN 4,807,068	HSBC Bank USA N.A.	02/09/18	4,749
CHF 267,453	USD 274,471	JPMorgan Chase Bank N.A.	01/04/18	35
USD 9,982	RUB 584,056	JPMorgan Chase Bank N.A.	01/12/18	(132)
USD 498	RUB 29,231	JPMorgan Chase Bank N.A.	01/12/18	(9)
USD 567	PLN 2,003	JPMorgan Chase Bank N.A.	01/12/18	(8)
USD 479,539	RUB 28,172,923	JPMorgan Chase Bank N.A.	01/12/18	(8,311)
USD 224,901	COP 681,450,331	JPMorgan Chase Bank N.A.	02/09/18	(2,596)
USD 175,422	PEN 568,807	JPMorgan Chase Bank N.A.	02/09/18	308
USD 80,766	PEN 262,894	JPMorgan Chase Bank N.A.	02/09/18	(169)
TRY 18,492	USD 4,872	The Bank of New York Mellon	01/12/18	(9)
				$(9,097)

See Accompanying Notes to Financial Statements
64

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017 (continued)

At December 31, 2017, the following futures contracts were outstanding for Voya Balanced Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000® Mini Index	220	03/16/18	$16,901,500	$277,332
S&P 500 E-Mini	10	03/16/18	1,338,000	(62,741)
Tokyo Price Index (TOPIX)	81	03/08/18	13,062,081	229,770
U.S. Treasury 10-Year Note	24	03/20/18	2,977,125	(16,173)
U.S. Treasury 2-Year Note	78	03/29/18	16,700,531	(37,915)
U.S. Treasury Ultra Long Bond	19	03/20/18	3,185,469	14,062
			$54,164,706	$404,335
Short Contracts
Mini MSCI EAFE Index	(83)	03/16/18	(8,488,825)	(169,893)
U.S. Treasury 5-Year Note	(2)	03/29/18	(232,328)	1,090
U.S. Treasury Ultra 10-Year Note	(24)	03/20/18	(3,205,500)	14,767
			$(11,926,653)	$(154,036)

At December 31, 2017, the following centrally cleared credit default swaps were outstanding for Voya Balanced Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Financing Rate (%)	Payment Frequency	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Crossover Index, Series 28, Version 1	Buy	(5.000)	Quarterly	12/20/22	EUR2,640,000	$(386,082)	$(2,240)
						$(386,082)	$(2,240)

Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(4)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Financing Rate (%)	Payment Frequency	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 29, Version 1	Sell	5.000	Quarterly	12/20/22	USD4,030,000	$333,865	$5,776
						$333,865	$5,776

(1)
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(4)
If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

See Accompanying Notes to Financial Statements
65

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017 (continued)

At December 31, 2017, the following centrally cleared interest rate swaps were outstanding for Voya Balanced Portfolio:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month USD-LIBOR	Quarterly	1.785%	Semi-Annual	10/13/22	USD 1,701,000	$(35,715)	$(35,715)
Pay	3-month USD-LIBOR	Quarterly	2.099	Semi-Annual	10/13/25	USD 58,000	(1,051)	(1,051)
Pay	3-month USD-LIBOR	Quarterly	2.372	Semi-Annual	10/13/30	USD 612,000	(7,489)	(7,489)
Pay	3-month USD-LIBOR	Quarterly	2.510	Semi-Annual	10/13/35	USD 729,000	(3,696)	(3,696)
Receive	3-month USD-LIBOR	Quarterly	1.036	Semi-Annual	10/13/18	USD 3,984,000	24,728	24,728
Receive	3-month USD-LIBOR	Quarterly	1.668	Semi-Annual	10/30/19	USD 7,138,000	48,012	48,012
Receive	3-month USD-LIBOR	Quarterly	1.453	Semi-Annual	10/13/20	USD 715,000	13,517	13,517
Receive	3-month USD-LIBOR	Quarterly	2.593	Semi-Annual	10/13/40	USD 221,000	(959)	(959)
Receive	3-month USD-LIBOR	Quarterly	2.619	Semi-Annual	10/13/45	USD 1,071,000	(10,135)	(10,135)
							$27,212	$27,212

Currency Abbreviations
BRL – Brazilian Real
CHF – Swiss Franc
COP – Colombian Peso
EUR – EU Euro
HUF – Hungarian Forint
IDR – Indonesian Rupiah
JPY – Japanese Yen
MXN – Mexican Peso
PEN – Peruvian Nuevo Sol
PLN – Polish Zloty
RON – Romanian New Leu
RUB – Russian Ruble
SGD – Singapore Dollar
TRY – Turkish Lira
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$9,759
Equity contracts	Net Assets — Unrealized appreciation*	507,102
Interest rate contracts	Net Assets — Unrealized appreciation*	29,919
Credit contracts	Net Assets — Unrealized appreciation**	5,776
Interest rate contracts	Net Assets — Unrealized appreciation**	86,257
Total Asset Derivatives		$638,813
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$18,856
Equity contracts	Net Assets — Unrealized depreciation*	232,634
Interest rate contracts	Net Assets — Unrealized depreciation*	54,088
Credit contracts	Net Assets — Unrealized depreciation**	2,240
Interest rate contracts	Net Assets — Unrealized depreciation**	59,045
Total Liability Derivatives		$366,863

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

See Accompanying Notes to Financial Statements
66

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Balanced Portfolio	as of December 31, 2017 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts**	Futures	Swaps	Written options	Total
Credit contracts	$(6,650)	$—	$—	$98,565	$—	$91,915
Equity contracts	—	—	2,427,046	—	—	2,427,046
Foreign exchange contracts	—	(161,436)	—	—	—	(161,436)
Interest rate contracts	(5,887)	—	(63,105)	234,109	4,352	169,469
Total	$(12,537)	$(161,436)	$2,363,941	$332,674	$4,352	$2,526,994

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts**	Futures	Swaps	Total
Credit contracts	$—	$—	$(29,123)	$(29,123)
Equity contracts	—	186,304	—	186,304
Foreign exchange contracts	12,854	—	—	12,854
Interest rate contracts	—	28,942	(247,537)	(218,595)
Total	$12,854	$215,246	$(276,660)	$(48,560)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2017:
	Barclays Bank PLC	Citibank N.A.	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$185	$3,393	$—	$280	$5,558	$343	$—	$9,759
Total Assets	$185	$3,393	$—	$280	$5,558	$343	$—	$9,759
Liabilities:
Forward foreign currency contracts	$7,264	$—	$152	$176	$30	$11,225	$9	$18,856
Total Liabilities	$7,264	$—	$152	$176	$30	$11,225	$9	$18,856
Net OTC derivative instruments by counterparty, at fair value	$(7,079)	$3,393	$(152)	$104	$5,528	$(10,882)	$(9)	(9,097)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$(7,079)	$3,393	$(152)	$104	$5,528	$(10,882)	$(9)	$(9,097)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $416,458,340.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$37,627,876
Gross Unrealized Depreciation	(5,821,773)
Net Unrealized Appreciation	$31,806,103

See Accompanying Notes to Financial Statements
67

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
COMMON STOCK: 94.9%
	Australia: 1.9%
660,253	Challenger Ltd.	$7,200,388	1.0
128,672 (1)	Other Securities	5,917,625	0.9
		13,118,013	1.9
	Canada: 1.3%
263,536	Canadian Natural Resources Ltd.	9,413,506	1.3
	China: 3.1%
871,469	China Mobile Ltd.	8,812,333	1.3
568,198 (2)	Other Securities	12,710,268	1.8
		21,522,601	3.1
	France: 7.0%
27,505	LVMH Moet Hennessy Louis Vuitton SE	8,072,842	1.2
1,333,910 (3)	Natixis SA	10,535,877	1.5
586,128	Orange SA	10,158,055	1.4
71,164	Renault S.A.	7,143,284	1.0
147,989	Societe Generale	7,629,629	1.1
323,321	Other Securities	5,679,967	0.8
		49,219,654	7.0
	Germany: 3.4%
82,895	BASF SE	9,087,873	1.3
65,590	Siemens AG	9,081,414	1.3
140,479	Other Securities	6,127,225	0.8
		24,296,512	3.4
	India: 0.9%
1,225,271	Other Securities	6,036,627	0.9
	Ireland: 1.1%
100,687	Medtronic PLC	8,130,475	1.1
	Italy: 1.7%
1,170,021	Enel S.p.A.	7,194,757	1.0
1,553,575	Other Securities	5,154,531	0.7
		12,349,288	1.7
	Japan: 7.6%
264,125	LIXIL Group Corp.	7,135,934	1.0
319,315	Mitsubishi Corp.	8,804,720	1.3
636,346	Panasonic Corp.	9,286,781	1.3
458,600	Other Securities	28,016,989	4.0
		53,244,424	7.6
	Netherlands: 2.2%
232,409	Royal Dutch Shell PLC - Class A ADR	15,504,005	2.2
	Singapore: 0.9%
23,678	Other Securities	6,082,878	0.9
	Sweden: 1.0%
398,712	Volvo AB - B Shares	7,424,771	1.0
	Switzerland: 4.8%
143,392	Nestle S.A.	12,328,308	1.8
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Switzerland (continued)
127,204		Novartis AG	$10,704,536	1.5
41,266		Roche Holding AG	10,434,330	1.5
			33,467,174	4.8
		Taiwan: 1.4%
248,451		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	9,851,082	1.4
		United Kingdom: 5.1%
162,429		AstraZeneca PLC	11,208,487	1.6
119,384		British American Tobacco PLC	8,070,196	1.1
260,418		Diageo PLC	9,545,436	1.4
273,622		Prudential PLC	7,007,532	1.0
			35,831,651	5.1
		United States: 51.5%
15,090 (3)		Amazon.com, Inc.	17,647,302	2.5
135,688		Apple, Inc.	22,962,480	3.3
241,239		Citizens Financial Group, Inc.	10,127,213	1.4
227,991		Coca-Cola Co.	10,460,227	1.5
76,316		Deere & Co.	11,944,217	1.7
143,805		DowDuPont, Inc.	10,241,792	1.5
157,533		Exxon Mobil Corp.	13,176,060	1.9
56,139		General Dynamics Corp.	11,421,480	1.6
183,669		Hartford Financial Services Group, Inc.	10,336,891	1.5
156,015		Intercontinental Exchange, Inc.	11,008,418	1.6
84,990		Johnson & Johnson	11,874,803	1.7
162,392		JPMorgan Chase & Co.	17,366,201	2.5
200,277		Lazard Ltd.	10,514,543	1.5
47,973		McDonald’s Corp.	8,257,113	1.2
123,585		Merck & Co., Inc.	6,954,128	1.0
242,540		Microsoft Corp.	20,746,872	2.9
74,224		Mid-America Apartment Communities, Inc.	7,463,966	1.1
64,096		NextEra Energy, Inc.	10,011,154	1.4
115,628		Nucor Corp.	7,351,628	1.0
249,989		Oracle Corp.	11,819,480	1.7
95,267		Philip Morris International, Inc.	10,064,959	1.4
178,670		Tapestry, Inc.	7,902,574	1.1
63,644		UnitedHealth Group, Inc.	14,030,956	2.0
75,776	(3)(4)	VMware, Inc.	9,496,248	1.3
211,711		Wells Fargo & Co.	12,844,506	1.8
752,759 (2)		Other Securities	66,322,113	9.4
			362,347,324	51.5
		Total Common Stock (Cost $550,806,038)	667,839,985	94.9

See Accompanying Notes to Financial Statements
68

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Portfolio	as of December 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: 0.7%
	Germany: 0.7%
24,256	Other Securities	$4,818,030	0.7
	Total Preferred Stock (Cost $4,972,707)	4,818,030	0.7
	Total Long-Term Investments (Cost $555,778,745)	672,658,015	95.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.0%
	Securities Lending Collateral(5): 2.3%
3,743,935	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $3,744,514, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $3,818,814, due 01/31/18-06/20/63)	3,743,935	0.5
3,743,935	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $3,744,522, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,818,814, due 01/11/18-12/01/51)	3,743,935	0.6
3,743,935	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $3,744,526, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $3,818,814, due 02/15/43-02/15/44)	3,743,935	0.6
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(5) (continued)
787,567	RBC Dominion Securities Inc., Repurchase Agreement dated 12/29/17, 1.40%, due 01/02/18 (Repurchase Amount $787,688, collateralized by various U.S. Government and U.S. Government Agency Obligations, 1.875%-8.875%, Market Value plus accrued interest $803,318, due 02/15/19-12/20/47)	$787,567	0.1
3,743,935	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $3,744,604, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,847,903, due 01/15/19-02/15/46)	3,743,935	0.5
		15,763,307	2.3
Shares		Value	Percentage of Net Assets
	Mutual Funds: 3.7%
26,263,000 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $26,263,000)	26,263,000	3.7
	Total Short-Term Investments (Cost $42,026,307)	42,026,307	6.0
	Total Investments in Securities (Cost $597,805,052)	$714,684,322	101.6
	Liabilities in Excess of Other Assets	(11,432,437)	(1.6)
	Net Assets	$703,251,885	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.

See Accompanying Notes to Financial Statements
69

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Portfolio	as of December 31, 2017 (continued)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
The grouping contains securities on loan.

(2)
The grouping contains non-income producing securities.

(3)
Non-income producing security.

(4)
Security, or a portion of the security, is on loan.

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2017.

Sector Diversification	Percentage of Net Assets
Financials	18.1%
Information Technology	17.8
Consumer Discretionary	11.6
Health Care	11.1
Industrials	9.5
Consumer Staples	8.1
Energy	6.2
Materials	5.4
Utilities	3.2
Telecommunication Services	2.7
Real Estate	1.9
Short-Term Investments	6.0
Liabilities in Excess of Other Assets	(1.6)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock
Australia	$5,917,625	$7,200,388	$—	$13,118,013
Canada	9,413,506	—	—	9,413,506
China	3,637,928	17,884,673	—	21,522,601
France	—	49,219,654	—	49,219,654
Germany	—	24,296,512	—	24,296,512
India	—	6,036,627	—	6,036,627
Ireland	8,130,475	—	—	8,130,475
Italy	—	12,349,288	—	12,349,288
Japan	—	53,244,424	—	53,244,424
Netherlands	15,504,005	—	—	15,504,005
Singapore	6,082,878	—	—	6,082,878
Sweden	—	7,424,771	—	7,424,771
Switzerland	—	33,467,174	—	33,467,174
Taiwan	9,851,082	—	—	9,851,082
United Kingdom	—	35,831,651	—	35,831,651
United States	362,347,324	—	—	362,347,324
Total Common Stock	420,884,823	246,955,162	—	667,839,985
Preferred Stock	—	4,818,030	—	4,818,030
Short-Term Investments	26,263,000	15,763,307	—	42,026,307
Total Investments, at fair value	$447,147,823	$267,536,499	$—	$714,684,322
Other Financial Instruments+
Futures	1,063,402	—	—	1,063,402
Total Assets	$448,211,225	$267,536,499	$—	$715,747,724

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
70

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Global Equity Portfolio	as of December 31, 2017 (continued)

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2017, the following futures contracts were outstanding for Voya Global Equity Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI Emerging Markets Index	418	03/16/18	$24,321,330	$1,054,655
S&P 500 E-Mini	15	03/16/18	2,007,000	8,747
			$26,328,330	$1,063,402

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$1,063,402
Total Asset Derivatives		$1,063,402

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$6,518,022
Total	$6,518,022

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,622,974
Total	$1,622,974

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $601,981,162.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$120,297,719
Gross Unrealized Depreciation	(4,046,916)
Net Unrealized Appreciation	$116,250,803

See Accompanying Notes to Financial Statements
71

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2017

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY DEBT: 48.2%
5,000,000	Fannie Mae Discount Notes, 1.290%, 02/07/18	$4,993,525	1.1
4,000,000	Federal Farm Credit Banks, 1.030%, (USBMMY3M + 0.250%), 02/20/18	4,000,606	0.9
680,000	Federal Farm Credit Banks, 1.240%, (US0001M + 0.030%), 01/17/18	680,050	0.2
400,000	Federal Farm Credit Banks, 1.240%, (US0001M + 0.030%), 03/22/18	400,133	0.1
1,000,000	Federal Farm Credit Banks, 1.280%, 04/13/18	999,028	0.2
3,500,000	Federal Farm Credit Banks, 1.290%, (US0001M + 0.055%), 06/08/18	3,503,024	0.8
5,575,000	Federal Farm Credit Banks, 1.460%, (US0003M + (0.050)%), 06/06/18	5,579,437	1.3
1,000,000	Federal Farm Credit Banks, 1.480%, (US0001M + 0.045%), 06/11/18	1,000,832	0.2
3,000,000	Federal Farm Credit Banks, 1.580%, (US0001M + 0.030%), 02/26/18	3,001,154	0.7
700,000	Federal Farm Credit Banks, 1.620%, (US0001M + 0.120%), 06/20/18	700,877	0.2
145,000 (1)	Federal Farm Credit Discount Notes, 03/20/18	144,617	0.0
505,000 (1)	Federal Farm Credit Discount Notes, 04/09/18	503,282	0.1
16,000,000	Federal Home Loan Bank Discount Notes, 0.531%, 01/05/18	15,997,796	3.6
6,600,000	Federal Home Loan Bank Discount Notes, 1.150%, 01/24/18	6,595,266	1.5
20,000,000	Federal Home Loan Bank Discount Notes, 1.300%, 01/31/18	19,978,817	4.5
2,250,000	Federal Home Loan Bank Discount Notes, 1.300%, 02/07/18	2,247,063	0.5
1,000,000	Federal Home Loan Bank Discount Notes, 1.320%, 02/28/18	997,922	0.2
1,750,000	Federal Home Loan Banks, 0.880%, (US0001M + (0.170)%), 02/01/18	1,749,995	0.4
300,000	Federal Home Loan Banks, 0.930%, (US0001M + (0.160)%), 02/08/18	299,989	0.1
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY DEBT: (continued)
300,000	Federal Home Loan Banks, 1.080%, (US0003M + (0.220)%), 04/06/18	$299,980	0.1
850,000	Federal Home Loan Banks, 1.100%, (US0001M + (0.143)%), 05/18/18	849,945	0.2
5,000,000	Federal Home Loan Banks, 1.130%, (US0003M + (0.220)%), 07/09/18	4,999,486	1.1
500,000	Federal Home Loan Banks, 1.220%, (US0003M + 0.000%), 03/08/18	500,179	0.1
1,000,000	Federal Home Loan Banks, 1.230%, (US0001M + 0.000%), 03/28/18	1,000,361	0.2
300,000	Federal Home Loan Banks, 1.260%, (US0001M + 0.035%), 02/28/18	300,079	0.1
21,000,000	Federal Home Loan Banks, 1.260%, (US0003M + (0.210)%), 02/28/18	21,001,053	4.8
2,900,000	Federal Home Loan Banks, 1.270%, (US0003M + (0.035)%), 01/08/18	2,900,110	0.7
26,000,000	Federal Home Loan Banks, 1.320%, (US0001M + (0.140)%), 04/13/18	26,002,719	5.9
6,000,000	Federal Home Loan Banks, 1.370%, (US0001M + (0.130)%), 08/20/18	6,000,000	1.4
7,600,000	Federal Home Loan Banks, 1.370%, (US0001M + (0.130)%), 11/16/18	7,600,000	1.7
1,500,000	Federal Home Loan Banks, 1.400%, (US0001M + (0.160)%), 01/25/18	1,500,032	0.3
1,154,000	Federal Home Loan Mortgage Corp., 0.750%, 04/09/18	1,151,974	0.3
3,200,000	Federal Home Loan Mortgage Corp., 1.040%, 02/26/18	3,199,694	0.7
1,750,000	Federal Home Loan Mortgage Corp., 1.040%, (US0001M + (0.165)%), 05/18/18	1,750,000	0.4
22,750,000	Federal Home Loan Mortgage Corp., 1.070%, (US0001M + (0.170)%), 06/14/18	22,750,000	5.2
450,000	Federal Home Loan Mortgage Corp., 1.230%, 01/26/18	449,885	0.1
3,406,000	Federal Home Loan Mortgage Corp., 1.290%, 01/12/18	3,405,561	0.8
7,500,000	Federal Home Loan Mortgage Corp., 1.380%, (US0001M + (0.130)%), 11/21/18	7,500,000	1.7

See Accompanying Notes to Financial Statements
72

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY DEBT: (continued)
22,750,000	Federal Home Loan Mortgage Corp., 1.430%, (US0001M + (0.130)%), 11/27/18	$22,750,000	5.2
700,000	Federal National Mortgage Association, 1.230%, (US0003M + (0.050)%), 03/21/18	700,355	0.2
725,000	Federal National Mortgage Association, 1.280%, 02/08/18	724,698	0.2
900,000	Federal National Mortgage Association, 1.350%, 05/21/18	898,793	0.2
	Total U.S. Government Agency Debt (Cost $211,608,317)	211,608,317	48.2
U.S. TREASURY DEBT: 41.6%
183,000,000	United States Treasury Bill, 1.450%, 03/29/18	182,372,065	41.6
	Total U.S. Treasury Debt (Cost $182,372,065)	182,372,065	41.6
U.S. TREASURY REPURCHASE AGREEMENT: 10.3%
	Repurchase Agreement: 10.3%
44,959,000	Deutsche Bank Repurchase Agreement dated 12/29/2017, 1.4000%, due 1/2/2018, $44,965,994 to be received upon repurchase (Collateralized by $62,774,089, United States Treasury STRIP Coupon, 0.000%, Market Value plus accrued interest $46,307,770 due 8/15/29-11/15/29)	44,959,000	10.3
Principal Amount†	Value	Percentage of Net Assets
U.S. TREASURY REPURCHASE AGREEMENT: (continued)
Total U.S. Treasury Repurchase Agreement (Cost $44,959,000)	$44,959,000	10.3
Total Investments in Securities (Cost $438,939,382)	$438,939,382	100.1
Liabilities in Excess of Other Assets	(303,873)	(0.1)
Net Assets	$438,635,509	100.0

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Represents a zero coupon bond. Rate shown reflects the effective yield as of December 31, 2017.

Reference Rate Abbreviations:
US0001M
1-month LIBOR

US0003M
3-month LIBOR

USBMMY3M
U.S. Treasury 3-month Bill Money Market Yield

At December 31, 2017, the aggregate cost of securities for federal income tax purposes is the same as for financial statement purposes.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
U.S. Treasury Repurchase Agreement	$—	$44,959,000	$—	$44,959,000
U.S. Treasury Debt	—	182,372,065	—	182,372,065
U.S. Government Agency Debt	—	211,608,317	—	211,608,317
Total Investments, at fair value	$—	$438,939,382	$—	$438,939,382

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
73

PORTFOLIO OF INVESTMENTS
Voya Government Money Market Portfolio	as of December 31, 2017 (continued)

The following table is a summary of the Portfolio’s repurchase agreements by counterparty which are subject to offset under a MRA as of December 31, 2017:
Counterparty	Government Repurchase Agreement, at fair value	Fair Value of Non-Cash Collateral Received Including Accrued Interest(1)	Net Amount
Deutsche Bank	$44,959,000	$(44,959,000)	$—
Totals	$44,959,000	$(44,959,000)	$—

(1)
Collateral with a fair value of  $46,307,770 has been pledged in connection with the above government repurchase agreement. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

See Accompanying Notes to Financial Statements
74

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.7%
	Consumer Discretionary: 11.4%
47,031 (1)	Amazon.com, Inc.	$55,001,344	1.6
929,949	CBS Corp. - Class B	54,866,991	1.6
551,263	Lowe’s Cos, Inc.	51,234,383	1.5
311,439	McDonald’s Corp.	53,604,881	1.5
532,305 (2)	Ralph Lauren Corp.	55,194,705	1.6
1,168,310	Tapestry, Inc.	51,674,351	1.5
195,580	Vail Resorts, Inc.	41,554,883	1.2
951,236	Other Securities	32,399,098	0.9
		395,530,636	11.4
	Consumer Staples: 9.9%
1,691,800	Coca-Cola Co.	77,619,784	2.2
854,208	Philip Morris International, Inc.	90,247,075	2.6
851,396	Procter & Gamble Co.	78,226,264	2.3
1,002,057	Wal-Mart Stores, Inc.	98,953,129	2.8
		345,046,252	9.9
	Energy: 6.1%
1,030,514	Canadian Natural Resources Ltd.	36,809,960	1.1
770,809	Halliburton Co.	37,669,436	1.1
626,075	Occidental Petroleum Corp.	46,116,684	1.3
952,722	Royal Dutch Shell PLC - Class A ADR	63,556,085	1.8
316,017	Other Securities	26,431,662	0.8
		210,583,827	6.1
	Financials: 15.2%
663,842	Allstate Corp.	69,510,896	2.0
1,111,975	Hartford Financial Services Group, Inc.	62,581,953	1.8
821,438	Intercontinental Exchange, Inc.	57,960,665	1.7
749,854	JPMorgan Chase & Co.	80,189,387	2.3
1,907,996	Keycorp	38,484,279	1.1
882,166	Lazard Ltd.	46,313,715	1.3
776,658	Morgan Stanley	40,751,245	1.2
295,265	MSCI, Inc. - Class A	37,362,833	1.1
1,577,559	Wells Fargo & Co.	95,710,505	2.7
		528,865,478	15.2
	Health Care: 12.4%
548,657	AbbVie, Inc.	53,060,619	1.5
1,503,461	AstraZeneca PLC ADR	52,170,097	1.5
1,523,628 (1)	Boston Scientific Corp.	37,770,738	1.1
720,012	Johnson & Johnson	100,600,077	2.9
2,670,256	Pfizer, Inc.	96,716,672	2.8
412,127	UnitedHealth Group, Inc.	90,857,518	2.6
		431,175,721	12.4
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: 8.6%
372,584		Deere & Co.	$58,313,122	1.7
289,046		General Dynamics Corp.	58,806,409	1.7
270,602		Hubbell, Inc.	36,623,275	1.0
237,729		Roper Technologies, Inc.	61,571,811	1.8
374,114		Union Pacific Corp.	50,168,687	1.4
235,398 (1)		WABCO Holdings, Inc.	33,779,613	1.0
			299,262,917	8.6
		Information Technology: 22.4%
737,892		Activision Blizzard, Inc.	46,723,321	1.3
891,410		Apple, Inc.	150,853,314	4.3
200,149		Broadcom Ltd.	51,418,278	1.5
2,532,106		Cisco Systems, Inc.	96,979,660	2.8
1,561,308		Intel Corp.	72,069,977	2.1
1,820,590		Microsoft Corp.	155,733,269	4.5
776,222		NetApp, Inc.	42,940,601	1.2
1,878,828		Oracle Corp.	88,830,988	2.6
377,219	(1)(2)	VMware, Inc.	47,273,085	1.4
142,182		Other Securities	26,171,441	0.7
			778,993,934	22.4
		Materials: 3.6%
1,031,068 (2)		BHP Billiton Ltd. ADR	47,418,817	1.3
734,288		DowDuPont, Inc.	52,295,992	1.5
422,681		Other Securities	26,874,058	0.8
			126,588,867	3.6
		Real Estate: 2.9%
570,842		Crown Castle International Corp.	63,369,170	1.8
358,267		Mid-America Apartment Communities, Inc.	36,027,330	1.1
			99,396,500	2.9
		Telecommunication Services: 2.1%
1,836,059		AT&T, Inc.	71,385,974	2.1
		Utilities: 3.1%
1,084,215		Exelon Corp.	42,728,913	1.2
409,022		NextEra Energy, Inc.	63,885,146	1.9
			106,614,059	3.1
		Total Common Stock (Cost $2,675,933,622)	3,393,444,165	97.7

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: —%
Utilities: —%
30,000,000 (3)	Other Securities	$—	—

See Accompanying Notes to Financial Statements
75

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Total Corporate Bonds/Notes (Cost $—)	$—	—
	Total Long-Term Investments (Cost $2,675,933,622)	3,393,444,165	97.7
SHORT-TERM INVESTMENTS: 6.7%
	Securities Lending Collateral(4): 4.3%
35,616,792	Barclays Capital, Inc., Repurchase Agreement dated 12/29/17, 1.37%, due 01/02/18 (Repurchase Amount $35,622,139, collateralized by various U.S. Government Securities, 0.000%-2.250%, Market Value plus accrued interest $36,329,129, due 05/15/20-08/15/47)	35,616,792	1.0
7,494,429	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $7,495,587, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $7,644,318, due 01/31/18-06/20/63)	7,494,429	0.2
35,616,792	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $35,622,413, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $36,329,129, due 02/15/43-02/15/44)	35,616,792	1.0
35,616,792	NBC Global Finance Ltd., Repurchase Agreement dated 12/29/17, 1.50%, due 01/02/18 (Repurchase Amount $35,622,647, collateralized by various U.S. Government Securities, 0.750%-2.250%, Market Value plus accrued interest $36,329,129, due 09/30/18-09/09/49)	35,616,792	1.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(4) (continued)
35,616,792	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $35,623,154, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $36,605,855, due 01/15/19-02/15/46)	$35,616,792	1.1
		149,961,597	4.3
Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.4%
81,806,000 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $81,806,000)	81,806,000	2.4
	Total Short-Term Investments (Cost $231,767,597)	231,767,597	6.7
	Total Investments in Securities (Cost $2,907,701,219)	$3,625,211,762	104.4
	Liabilities in Excess of Other Assets	(151,890,633)	(4.4)
	Net Assets	$3,473,321,129	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

(1)
Non-income producing security.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains Level 3 securities.

(4)
Represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements
76

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Growth and Income Portfolio	as of December 31, 2017 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$3,393,444,165	$—	$—	$3,393,444,165
Corporate Bonds/Notes	—	—	—	—
Short-Term Investments	81,806,000	149,961,597	—	231,767,597
Total Investments, at fair value	$3,475,250,165	$149,961,597	$—	$3,625,211,762

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $2,921,464,637.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$723,324,750
Gross Unrealized Depreciation	(19,577,625)
Net Unrealized Appreciation	$703,747,125

See Accompanying Notes to Financial Statements
77

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 27.5%
	Basic Materials: 0.7%
2,100,000 (1)	Braskem Netherlands Finance BV, 4.500%, 01/10/28	$2,068,605	0.1
4,274,000 (1)	Georgia-Pacific LLC, 2.539%, 11/15/19	4,290,055	0.1
20,104,000	Other Securities	21,095,247	0.5
		27,453,907	0.7
	Communications: 3.1%
6,026,000 (2)	Alibaba Group Holding Ltd., 3.600%, 11/28/24	6,255,326	0.1
6,920,000	Alibaba Group Holding Ltd, 3.400%, 12/06/27	6,924,810	0.2
3,500,000 (1)	Amazon.com, Inc., 4.050%, 08/22/47	3,784,868	0.1
8,611,000 (1)	AT&T, Inc., 4.300%, 02/15/30	8,621,115	0.2
3,343,000 (1)	AT&T, Inc., 5.150%, 11/15/46	3,426,620	0.1
19,708,000	AT&T, Inc., 3.400%-5.450%, 08/14/24-02/14/50	19,843,068	0.5
10,948,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.750%-4.908%, 07/23/22-02/15/28	11,215,369	0.3
3,430,000 (1)	CommScope Technologies LLC, 5.000%, 03/15/27	3,438,575	0.1
1,600,000 (1)	Cox Communications, Inc., 2.950%, 06/30/23	1,578,990	0.0
1,630,000 (1)	NBCUniversal Enterprise, Inc., 5.250%, 12/31/99	1,735,950	0.0
3,325,000 (1)	Sirius XM Radio, Inc., 5.375%, 04/15/25	3,470,469	0.1
3,754,000	Time Warner Cable LLC, 5.875%, 11/15/40	4,083,195	0.1
9,457,000	Time Warner, Inc., 4.050%-6.500%, 12/15/23-12/15/43	10,349,253	0.3
8,656,000	Verizon Communications, Inc., 4.812%, 03/15/39	9,079,606	0.2
7,776,000	Verizon Communications, Inc., 3.000%-5.012%, 11/01/21-08/21/54	8,112,099	0.2
22,225,000	Other Securities	22,721,204	0.6
		124,640,517	3.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical: 2.6%
1,567,000 (1)	Air Canada 2017-1 Class AA Pass Through Trust, 3.300%, 07/15/31	$1,559,165	0.0
2,510,000 (1)	Alimentation Couche-Tard, Inc., 2.700%, 07/26/22	2,489,253	0.1
4,210,000 (1)	Daimler Finance North America LLC, 2.300%, 02/12/21	4,175,783	0.1
2,445,000 (1)	Dana Financing Luxembourg Sarl, 5.750%, 04/15/25	2,582,531	0.1
4,640,000 (1)	Nissan Motor Acceptance Corp., 2.600%, 09/28/22	4,584,390	0.1
3,310,000	United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/30	3,312,483	0.1
980,000	United Airlines 2016-1 Class B Pass Through Trust, 3.650%, 07/07/27	973,238	0.0
3,685,000	United Airlines 2016-2 Class A Pass Through Trust, 3.100%, 04/07/30	3,631,568	0.1
4,189,000	United Airlines 2016-2 Class AA Pass Through Trust, 2.875%, 04/07/30	4,122,604	0.1
1,310,000	United Airlines 2016-2 Class B Pass Through Trust, 3.650%, 04/07/27	1,302,664	0.0
72,817,154 (3)	Other Securities	75,295,127	1.9
		104,028,806	2.6
	Consumer, Non-cyclical: 4.2%
1,953,000	Anheuser-Busch InBev Worldwide, Inc., 4.439%, 10/06/48	2,134,684	0.1
8,755,000	Anheuser-Busch InBev Finance, Inc., 3.650%-4.900%, 02/01/26-02/01/46	10,002,660	0.2
3,510,000 (1)	BAT Capital Corp., 3.222%, 08/15/24	3,514,264	0.1
5,270,000 (1)	BAT Capital Corp., 3.557%, 08/15/27	5,285,949	0.1
2,110,000 (1)	BAT Capital Corp., 4.540%, 08/15/47	2,228,740	0.1

See Accompanying Notes to Financial Statements
78

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Consumer, Non-cyclical (continued)
2,210,000 (1)		Hill-Rom Holdings, Inc., 5.000%, 02/15/25	$2,264,587	0.1
3,770,000 (1)		Imperial Brands Finance PLC, 2.950%, 07/21/20	3,808,469	0.1
2,113,000 (1)		Imperial Brands Finance PLC, 3.750%, 07/21/22	2,185,509	0.0
2,490,000		Johnson & Johnson, 2.900%, 01/15/28	2,496,090	0.1
8,130,000		Johnson & Johnson, 3.400%, 01/15/38	8,338,479	0.2
3,215,000 (1)		Post Holdings, Inc., 5.000%, 08/15/26	3,170,794	0.1
2,136,000 (1)		Reckitt Benckiser Treasury Services PLC, 3.000%, 06/26/27	2,088,016	0.0
5,000,000 (1)		Valeant Pharmaceuticals International, Inc., 5.625%, 12/01/21	4,906,250	0.1
114,263,000 (3)		Other Securities	117,463,173	2.9
			169,887,664	4.2
		Energy: 2.6%
101,646,000 (3)		Other Securities	106,372,964	2.6
		Financial: 9.1%
1,279,000 (1)		Athene Global Funding, 4.000%, 01/25/22	1,320,391	0.0
1,316,000 (1)		Australia & New Zealand Banking Group Ltd., 4.400%, 05/19/26	1,371,005	0.0
896,000 (1)		Bank of America Corp., 3.419%, 12/20/28	897,044	0.0
20,683,000		Bank of America Corp., 3.593%-4.250%, 04/01/24-07/21/28	21,675,861	0.6
8,471,000		Barclays PLC, 3.250%, 01/12/21	8,561,784	0.2
4,157,000	(1)(2)	BNP Paribas SA, 5.125%, 12/31/99	4,164,794	0.1
3,335,000 (1)		BPCE SA, 5.150%, 07/21/24	3,620,465	0.1
19,680,000		Citigroup, Inc., 2.876%-5.500%, 07/24/23-07/25/28	20,723,311	0.5
2,757,000 (1)		Citizens Financial Group, Inc., 4.150%, 09/28/22	2,861,868	0.1
2,315,000 (1)		Commerzbank AG, 8.125%, 09/19/23	2,771,203	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
1,370,000 (1)	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA/Netherlands, 11.000%, 12/31/99	$1,536,113	0.0
4,287,000 (1)	Credit Suisse AG, 6.500%, 08/08/23	4,807,335	0.1
5,236,000 (1)	Credit Suisse Group AG, 3.574%, 01/09/23	5,327,848	0.1
2,303,000	Credit Suisse Group Funding Guernsey Ltd., 3.450%, 04/16/21	2,358,378	0.1
3,215,000 (1)	ESH Hospitality, Inc., 5.250%, 05/01/25	3,255,188	0.1
3,000,000 (1)	Farmers Exchange Capital, 7.050%, 07/15/28	3,784,235	0.1
2,950,000 (1)	Federation des Caisses Desjardins du Quebec, 2.250%, 10/30/20	2,934,400	0.1
3,076,000	Goldman Sachs Group, Inc./The, 2.625%, 04/25/21	3,075,989	0.1
12,535,000	Goldman Sachs Group, Inc., 2.600%-6.750%, 04/23/20-05/22/45	13,188,357	0.3
1,458,000 (1)	Guardian Life Insurance Co. of America/The, 4.850%, 01/24/77	1,604,208	0.0
5,994,000 (1)	HBOS PLC, 6.750%, 05/21/18	6,096,191	0.2
3,400,000 (1)	ING Bank NV, 2.000%, 11/26/18	3,398,723	0.1
3,264,000 (1)	International Lease Finance Corp., 7.125%, 09/01/18	3,368,552	0.1
24,627,000 (2)	JPMorgan Chase & Co., 2.550%-4.625%, 10/29/20-12/31/99	25,243,778	0.6
3,818,000 (1)	Liberty Mutual Group, Inc., 4.850%, 08/01/44	4,256,072	0.1
7,870,000 (1)	Macquarie Group Ltd, 3.189%, 11/28/23	7,815,225	0.2
4,560,000 (1)	Mizuho Financial Group, Inc., 2.632%, 04/12/21	4,548,824	0.1
17,616,000	Morgan Stanley, 2.750%-4.000%, 05/19/22-07/22/28	17,793,428	0.4

See Accompanying Notes to Financial Statements
79

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
		Financial (continued)
3,640,000 (1)		Nationwide Building Society, 2.350%, 01/21/20	$3,638,600	0.1
2,661,000	(1)(2)	Nordea Bank AB, 6.125%, 12/31/99	2,874,545	0.1
1,530,000 (1)		Northwestern Mutual Life Insurance Co/The, 3.850%, 09/30/47	1,553,616	0.0
11,702,000		ORIX Corp., 3.250%-3.700%, 12/04/24-07/18/27	11,727,376	0.3
2,180,000 (1)		Santander UK PLC, 5.000%, 11/07/23	2,334,787	0.1
5,225,000	(1)(2)	Standard Chartered PLC, 4.300%, 02/19/27	5,333,638	0.1
4,920,000 (1)		Suncorp-Metway Ltd, 2.375%, 11/09/20	4,888,556	0.1
1,960,000 (1)		UBS AG/London, 2.450%, 12/01/20	1,955,184	0.0
5,989,000		Wells Fargo & Co., 4.100%-4.750%, 06/03/26-12/07/46	6,434,569	0.2
140,112,000 (3)		Other Securities	144,242,045	3.6
			367,343,486	9.1
		Industrial: 1.3%
2,530,000 (1)		Aviation Capital Group LLC, 2.875%, 01/20/22	2,530,029	0.1
3,903,000 (1)		Novelis Corp., 5.875%, 09/30/26	3,990,817	0.1
2,180,000 (1)		Owens-Brockway Glass Container, Inc., 5.875%, 08/15/23	2,353,038	0.1
2,570,000 (1)		SMBC Aviation Capital Finance DAC, 2.650%, 07/15/21	2,529,362	0.1
13,315,000		United Parcel Service, Inc., 2.050%-3.050%, 04/01/21-11/15/27	13,296,111	0.3
25,211,000		Other Securities	26,115,716	0.6
			50,815,073	1.3
		Technology: 2.0%
28,252,000		Apple, Inc., 2.400%-4.650%, 01/13/23-11/13/47	28,819,306	0.7
3,620,000 (1)		Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.625%, 01/15/24	3,603,771	0.1
1,918,000 (1)		Dell International LLC / EMC Corp., 4.420%, 06/15/21	1,999,962	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Technology (continued)
5,155,000 (1)	Dell International LLC / EMC Corp., 5.450%, 06/15/23	$5,576,323	0.1
3,755,000 (1)	First Data Corp., 5.750%, 01/15/24	3,913,649	0.1
10,884,000	Microsoft Corp., 3.700%-4.450%, 11/03/45-02/06/47	12,171,450	0.3
25,943,000	Other Securities	26,908,114	0.6
		82,992,575	2.0
	Utilities: 1.9%
4,500,000	Duke Energy Corp., 3.950%, 08/15/47	4,640,043	0.1
6,787,000	Duke Energy Carolinas LLC, 2.950%-3.875%, 12/01/26-12/01/47	6,984,085	0.2
2,050,000 (1)	Enel Finance International NV, 3.500%, 04/06/28	2,008,812	0.0
2,802,000 (1)	Jersey Central Power & Light Co., 4.300%, 01/15/26	2,928,378	0.1
2,260,000 (1)	Pacific Gas & Electric Co., 3.300%, 12/01/27	2,242,923	0.1
55,563,000 (3)	Other Securities	58,210,635	1.4
		77,014,876	1.9
	Total Corporate Bonds/Notes (Cost $1,084,733,162)	1,110,549,868	27.5
COLLATERALIZED MORTGAGE OBLIGATIONS: 13.3%
6,610,796	Alternative Loan Trust 2005-10CB 1A1, 2.052%, (US0001M + 0.500%), 05/25/35	5,390,695	0.1
5,369,874	Alternative Loan Trust 2005-51 3A2A, 2.353%, (12MTA + 1.290%), 11/20/35	5,208,771	0.1
2,381,137	Alternative Loan Trust 2005-65CB 2A4, 5.500%, 12/25/35	2,204,475	0.1
3,009,711	Alternative Loan Trust 2005-6CB 1A3, 5.250%, 04/25/35	2,882,896	0.1
762,759 (4)	Alternative Loan Trust 2005-J3 2A2, 3.448%, (-1.000*US0001M + 5.000%), 05/25/35	66,145	0.0
1,850,432	Alternative Loan Trust 2006-13T1 A9, 6.000%, 05/25/36	1,504,073	0.0

See Accompanying Notes to Financial Statements
80

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,618,537	Alternative Loan Trust 2006-HY11 A1, 1.672%, (US0001M + 0.120%), 06/25/36	$4,212,695	0.1
2,740,174	Alternative Loan Trust 2007-23CB A3, 2.052%, (US0001M + 0.500%), 09/25/37	1,810,461	0.1
248,226 (1)	Angel Oak Mortgage Trust LLC 2015-1 A, 4.500%, 11/25/45	247,509	0.0
274,431	Banc of America Funding 2007 8 Trust 4A1, 6.000%, 08/25/37	263,413	0.0
106,787 (1)	BCAP LLC 2011-RR5-I Trust 12A1, 4.996%, 03/26/37	105,162	0.0
1,364,578	Bear Stearns ALT-A Trust 2005-10 22A1, 3.524%, 01/25/36	1,327,780	0.0
684,509	Bear Stearns ALT-A Trust 2005-4 23A1, 3.522%, 05/25/35	690,876	0.0
1,907,748	Bear Stearns ALT-A Trust 2006-6 31A1, 3.807%, 11/25/36	1,785,950	0.1
1,633,009	Bear Stearns ALT-A Trust 2006-6 32A1, 3.490%, 11/25/36	1,405,265	0.1
20,738	Bear Stearns ARM Trust 2005-12 13A1, 3.795%, 02/25/36	20,119	0.0
270,493	Bear Stearns ARM Trust 2005-2 A2, 3.636%, (US0012M + 1.950%), 03/25/35	273,809	0.0
21,699	Bear Stearns ARM Trust 2005-9 A1, 3.520%, (H15T1Y + 2.300%), 10/25/35	22,171	0.0
4,653,986	Bear Stearns Mortgage Funding Trust 2006-AR5 2A1, 1.742%, (US0001M + 0.190%), 01/25/37	4,400,506	0.1
234,389	Bear Stearns Structured Products, Inc. Trust 2007-R6 1A1, 4.010%, 01/26/36	206,298	0.0
1,559,672 (1)	Bellemeade Re Ltd. 2015-1A M2, 5.629%, (US0001M + 4.300%), 07/25/25	1,593,655	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
28,826	CHL Mortgage Pass-Through Trust 2005-2 2A3, 2.232%, (US0001M + 0.680%), 03/25/35	$26,802	0.0
260,691	Citicorp Mortgage Securities Trust Series 2006-4 2A1, 5.500%, 08/25/36	266,532	0.0
1,331,913	Citicorp Mortgage Securities Trust Series 2007-1 1A1, 6.000%, 01/25/37	1,335,596	0.0
196,620	Citigroup Mortgage Loan Trust 2006-AR1 1A1, 3.210%, (H15T1Y + 2.400%), 10/25/35	198,044	0.0
2,184,726	Citigroup Mortgage Loan Trust 2007-10 22AA, 3.674%, 09/25/37	2,064,416	0.1
119,943	Citigroup Mortgage Loan Trust, Inc. 2005-3 2A2A, 3.486%, 08/25/35	120,529	0.0
4,065,575	Citigroup Mortgage Loan Trust, Inc. 2005-8 3A1, 5.500%, 09/25/35	4,121,328	0.1
452,809	CitiMortgage Alternative Loan Trust Series 2007-A2 1A5, 6.000%, 02/25/37	446,421	0.0
1,327,141	Countrywide Alternative Loan Trust 2005-53T2 2A6, 2.052%, (US0001M + 0.500%), 11/25/35	809,986	0.0
6,400,000	Countrywide Asset-Backed Certificates 2005-IM1 M1, 2.272%, (US0001M + 0.720%), 11/25/35	6,176,929	0.2
937,025	DSLA Mortgage Loan Trust 2005-AR4 2A1B, 1.775%, (US0001M + 0.280%), 08/19/45	822,752	0.0
1,000,000	Fannie Mae 2011-128 KB, 4.500%, 12/25/41	1,106,332	0.0
11,052,163	Fannie Mae 2011-99 CZ, 4.500%, 10/25/41	12,306,069	0.3
3,338,915	Fannie Mae 2012-110 CA, 3.000%, 10/25/42	3,325,980	0.1
39,688,048 (4)	Fannie Mae 2016-82 SD, 4.498%, (-1.000*US0001M + 6.050%), 11/25/46	6,667,806	0.2
9,381,081	Fannie Mae 2016-88 EA, 3.500%, 01/25/45	9,576,639	0.2

See Accompanying Notes to Financial Statements
81

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
4,611,826	Fannie Mae Connecticut Avenue Securities 2014-CO3 1M2, 4.552%, (US0001M + 3.000%), 07/25/24	$4,932,233	0.1
1,072,748	Fannie Mae Connecticut Avenue Securities 2015-C03 2M2, 6.552%, (US0001M + 5.000%), 07/25/25	1,181,511	0.0
3,644,039	Fannie Mae Connecticut Avenue Securities 2015-CO1 1M2, 5.852%, (US0001M + 4.300%), 02/25/25	3,994,835	0.1
3,600,000	Fannie Mae Connecticut Avenue Securities 2017-C02 2M2, 5.202%, (US0001M + 3.650%), 09/25/29	3,899,357	0.1
7,550,000	Fannie Mae Connecticut Avenue Securities 2017-C05 1M2, 3.752%, (US0001M + 2.200%), 01/25/30	7,635,391	0.2
6,000,000	Fannie Mae Connecticut Avenue Securities 2017-C07 1M2, 3.952%, (US0001M + 2.400%), 05/25/30	6,164,299	0.2
8,000,000	Fannie Mae Connecticut Avenue Securities 2017-C07 2M2, 4.052%, (US0001M + 2.500%), 05/25/30	8,246,250	0.2
78,921 (4)	Fannie Mae Interest Strip Series 343 22, 4.000%, 11/25/18	783	0.0
743,874 (4)	Fannie Mae Interest Strip Series 418 10, 4.000%, 08/25/43	146,578	0.0
578,513 (4)	Fannie Mae Interest Strip Series 418 15, 3.500%, 08/25/43	98,953	0.0
1,943	Fannie Mae REMIC Trust 1989-4 D, 10.000%, 02/25/19	1,985	0.0
18,013	Fannie Mae REMIC Trust 1994-77 FB, 3.052%, (US0001M + 1.500%), 04/25/24	18,414	0.0
533,682	Fannie Mae REMIC Trust 1999-33 Z, 6.000%, 07/25/29	582,415	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
426,201	Fannie Mae REMIC Trust 2001-15 Z, 6.000%, 04/25/31	$465,237	0.0
45,637	Fannie Mae REMIC Trust 2002-21 FC, 2.452%, (US0001M + 0.900%), 04/25/32	46,659	0.0
1,193,089 (4)	Fannie Mae REMIC Trust 2003-74 IO, 6.000%, 08/25/33	272,103	0.0
39,561	Fannie Mae REMIC Trust 2004-10 SC, 22.392%, (-4.000*US0001M + 28.600%), 02/25/34	44,045	0.0
160,360	Fannie Mae REMIC Trust 2004-11 A, 1.672%, (US0001M + 0.120%), 03/25/34	159,487	0.0
688,507	Fannie Mae REMIC Trust 2005-120 ZU, 5.500%, 01/25/36	764,245	0.0
118,049	Fannie Mae REMIC Trust 2005-57 CD, 19.305%, (-3.750*US0001M + 25.130%), 01/25/35	130,839	0.0
200,855	Fannie Mae REMIC Trust 2005-74 DK, 17.792%, (-4.000*US0001M + 24.000%), 07/25/35	313,455	0.0
7,381,605 (4)	Fannie Mae REMIC Trust 2005-92 SC, 5.128%, (-1.000*US0001M + 6.680%), 10/25/35	1,293,141	0.0
592,386	Fannie Mae REMIC Trust 2006-103 EZ, 6.250%, 10/25/36	644,105	0.0
1,514,108	Fannie Mae REMIC Trust 2006-104 ES, 25.689%, (-5.000*US0001M + 33.450%), 11/25/36	2,631,320	0.1
9,549,647 (4)	Fannie Mae REMIC Trust 2006-12 SD, 5.198%, (-1.000*US0001M + 6.750%), 10/25/35	1,474,227	0.0
3,870,955 (4)	Fannie Mae REMIC Trust 2006-123 UI, 5.188%, (-1.000*US0001M + 6.740%), 01/25/37	762,037	0.0

See Accompanying Notes to Financial Statements
82

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,061,954 (4)	Fannie Mae REMIC Trust 2006-72 HS, 5.148%, (-1.000*US0001M + 6.700%), 08/25/26	$143,973	0.0
355,432	Fannie Mae REMIC Trust 2007-73 A1, 1.612%, (US0001M + 0.060%), 07/25/37	350,090	0.0
720,828	Fannie Mae REMIC Trust 2008-20 SP, 11.620%, (-2.500*US0001M + 15.500%), 03/25/38	897,388	0.0
3,368,429	Fannie Mae REMIC Trust 2009-19 PW, 4.500%, 10/25/36	3,562,912	0.1
11,628,479 (4)	Fannie Mae REMIC Trust 2010-102 SB, 5.048%, (-1.000*US0001M + 6.600%), 09/25/40	2,136,570	0.1
3,920,727 (4)	Fannie Mae REMIC Trust 2010-116 SE, 5.048%, (-1.000*US0001M + 6.600%), 10/25/40	703,319	0.0
11,880,573 (4)	Fannie Mae REMIC Trust 2010-123 SL, 4.518%, (-1.000*US0001M + 6.070%), 11/25/40	1,761,573	0.1
4,711,682 (4)	Fannie Mae REMIC Trust 2010-126 NI, 5.500%, 11/25/40	970,364	0.0
5,050,000	Fannie Mae REMIC Trust 2010-130 CX, 4.500%, 09/25/39	5,278,810	0.1
6,082,662 (4)	Fannie Mae REMIC Trust 2010-55 AS, 4.868%, (-1.000*US0001M + 6.420%), 06/25/40	993,732	0.0
8,159,907	Fannie Mae REMIC Trust 2010-59 PC, 5.000%, 06/25/40	8,949,706	0.2
2,031,991	Fannie Mae REMIC Trust 2010-60 HJ, 5.500%, 05/25/40	2,195,189	0.1
11,951,092 (4)	Fannie Mae REMIC Trust 2011-3 AI, 5.000%, 01/25/41	1,206,220	0.0
12,252 (4)	Fannie Mae REMIC Trust 2011-69 AI, 5.000%, 05/25/18	44	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,792,053 (4)	Fannie Mae REMIC Trust 2012-10 US, 4.898%, (-1.000*US0001M + 6.450%), 02/25/42	$383,594	0.0
1,869,833	Fannie Mae REMIC Trust 2012-103 DA, 3.500%, 10/25/41	1,894,482	0.1
14,866,568 (4)	Fannie Mae REMIC Trust 2012-113 SG, 4.548%, (-1.000*US0001M + 6.100%), 10/25/42	2,681,034	0.1
11,220,410 (4)	Fannie Mae REMIC Trust 2012-122 SB, 4.598%, (-1.000*US0001M + 6.150%), 11/25/42	2,272,342	0.1
5,643,257 (4)	Fannie Mae REMIC Trust 2012-128 DI, 3.000%, 10/25/32	541,466	0.0
3,826,226	Fannie Mae REMIC Trust 2012-131 BS, 3.767%, (-1.200*US0001M + 5.400%), 12/25/42	3,331,618	0.1
18,995,493 (4)	Fannie Mae REMIC Trust 2012-137 SN, 4.548%, (-1.000*US0001M + 6.100%), 12/25/42	3,360,439	0.1
8,130,794 (4)	Fannie Mae REMIC Trust 2012-15 SP, 5.068%, (-1.000*US0001M + 6.620%), 06/25/40	909,294	0.0
5,030,425 (4)	Fannie Mae REMIC Trust 2012-58 PI, 5.000%, 04/25/42	965,005	0.0
387,000	Fannie Mae REMIC Trust 2013-44 ZG, 3.500%, 03/25/42	399,211	0.0
13,825,298 (4)	Fannie Mae REMIC Trust 2013-60 DS, 4.648%, (-1.000*US0001M + 6.200%), 06/25/33	2,404,500	0.1
10,822,476 (4)	Fannie Mae REMIC Trust 2013-9 DS, 4.598%, (-1.000*US0001M + 6.150%), 02/25/43	2,286,182	0.1
404,576 (4)	Fannie Mae REMIC Trust 2013-9 SA, 4.598%, (-1.000*US0001M + 6.150%), 03/25/42	55,808	0.0

See Accompanying Notes to Financial Statements
83

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
5,187,484 (4)	Fannie Mae REMIC Trust 2014-81 JI, 4.000%, 09/25/41	$561,967	0.0
35,227,160 (4)	Fannie Mae REMIC Trust 2015-9 IO, 5.500%, 03/25/45	8,113,238	0.2
13,682,580 (4)	First Horizon Alternative Mortgage Securities Trust 2005-FA10 1A2 1A2, 3.148%, (-1.000*US0001M + 4.700%), 01/25/36	1,508,940	0.1
2,022,389	First Horizon Alternative Mortgage Securities Trust 2006-FA7 A5, 1.852%, (US0001M + 0.300%), 12/25/36	1,296,391	0.0
2,022,389 (4)	First Horizon Alternative Mortgage Securities Trust 2006-FA7 A9, 5.148%, (-1.000*US0001M + 6.700%), 12/25/36	531,114	0.0
7,640,736 (4)	Freddie Mac 2815 GS, 4.523%, (-1.000*US0001M + 6.000%), 03/15/34	1,145,551	0.0
23,135,219	Freddie Mac 326 350, 3.500%, 03/15/44	23,816,147	0.6
591,898	Freddie Mac Reference Series R006 ZA, 6.000%, 04/15/36	657,174	0.0
11,937	Freddie Mac REMIC Trust 1125 Z, 8.250%, 08/15/21	12,847	0.0
368,474	Freddie Mac REMIC Trust 2110 PG, 6.000%, 01/15/29	416,020	0.0
358,322	Freddie Mac REMIC Trust 2114 ZM, 6.000%, 01/15/29	397,475	0.0
15,956	Freddie Mac REMIC Trust 2411 FJ, 1.827%, (US0001M + 0.350%), 12/15/29	15,985	0.0
231,470	Freddie Mac REMIC Trust 2460 ZM, 6.000%, 06/15/32	260,032	0.0
512,034	Freddie Mac REMIC Trust 2472 ZC, 6.000%, 07/15/32	578,370	0.0
680,951	Freddie Mac REMIC Trust 2528 KM, 5.500%, 11/15/22	721,517	0.0
445,797	Freddie Mac REMIC Trust 2541 NE, 5.500%, 12/15/32	490,046	0.0
193	Freddie Mac REMIC Trust 2559 PB, 5.500%, 08/15/30	197	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
575,478	Freddie Mac REMIC Trust 2576 KZ, 5.500%, 02/15/33	$624,578	0.0
549,237 (4)	Freddie Mac REMIC Trust 2594 IY, 6.000%, 04/15/33	127,218	0.0
635,003	Freddie Mac REMIC Trust 2861 Z, 5.500%, 09/15/34	702,737	0.0
1,419,975	Freddie Mac REMIC Trust 2867 MZ, 5.000%, 10/15/34	1,520,660	0.0
1,264,716	Freddie Mac REMIC Trust 2930 ZL, 5.000%, 02/15/35	1,366,654	0.0
1,446,435	Freddie Mac REMIC Trust 2931 ZY, 5.000%, 02/15/35	1,565,911	0.0
8,197,520 (4)	Freddie Mac REMIC Trust 3045 DI, 5.253%, (-1.000*US0001M + 6.730%), 10/15/35	1,375,051	0.0
111,160	Freddie Mac REMIC Trust 3049 NA, 5.000%, 02/15/35	112,688	0.0
4,826,855 (4)	Freddie Mac REMIC Trust 3064 SP, 5.123%, (-1.000*US0001M + 6.600%), 03/15/35	456,294	0.0
631,800	Freddie Mac REMIC Trust 3065 DC, 15.429%, (-3.000*US0001M + 19.860%), 03/15/35	860,384	0.0
1,515,856 (4)	Freddie Mac REMIC Trust 3102 IS, 19.151%, (-3.667*US0001M + 24.570%), 01/15/36	710,684	0.0
5,049,767	Freddie Mac REMIC Trust 3117 ZA, 5.500%, 02/15/36	5,602,643	0.1
2,618,408 (4)	Freddie Mac REMIC Trust 3170 SA, 5.123%, (-1.000*US0001M + 6.600%), 09/15/33	434,831	0.0
1,899,462 (4)	Freddie Mac REMIC Trust 3171 PS, 5.008%, (-1.000*US0001M + 6.490%), 06/15/36	268,912	0.0
2,274,018	Freddie Mac REMIC Trust 3351 ZC, 5.500%, 07/15/37	2,526,350	0.1
562,067 (4)	Freddie Mac REMIC Trust 3524 LA, 5.290%, 03/15/33	605,017	0.0
213,938	Freddie Mac REMIC Trust 3556 NT, 4.577%, (US0001M + 3.100%), 03/15/38	219,572	0.0

See Accompanying Notes to Financial Statements
84

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
9,560,875 (4)	Freddie Mac REMIC Trust 3589 SB, 4.723%, (-1.000*US0001M + 6.200%), 10/15/39	$1,491,080	0.0
1,847,117 (4)	Freddie Mac REMIC Trust 3632 IP, 5.000%, 02/15/40	320,566	0.0
10,344,204	Freddie Mac REMIC Trust 3639 ZN, 5.500%, 12/15/34	11,397,264	0.3
3,625,224	Freddie Mac REMIC Trust 3662 ZB, 5.500%, 08/15/36	4,017,987	0.1
106,595 (4)	Freddie Mac REMIC Trust 3668 EI, 5.500%, 12/15/18	1,489	0.0
1,582,968 (4)	Freddie Mac REMIC Trust 3710 SL, 4.523%, (-1.000*US0001M + 6.000%), 05/15/36	80,175	0.0
1,895,887	Freddie Mac REMIC Trust 3724 CM, 5.500%, 06/15/37	2,084,315	0.1
2,697,469 (4)	Freddie Mac REMIC Trust 3752 WS, 5.123%, (-1.000*US0001M + 6.600%), 12/15/39	194,309	0.0
1,978,498	Freddie Mac REMIC Trust 3819 ZY, 6.000%, 10/15/37	2,130,109	0.1
5,000,000 (4)	Freddie Mac REMIC Trust 3820 BI, 4.000%, 11/15/38	733,990	0.0
2,471,649	Freddie Mac REMIC Trust 3829 VZ, 4.000%, 03/15/41	2,612,025	0.1
8,416,315 (4)	Freddie Mac REMIC Trust 3856 KS, 5.073%, (-1.000*US0001M + 6.550%), 05/15/41	1,439,385	0.0
1,523,000	Freddie Mac REMIC Trust 3898 KD, 4.500%, 07/15/41	1,635,471	0.1
3,207,262 (4)	Freddie Mac REMIC Trust 3925 SD, 4.573%, (-1.000*US0001M + 6.050%), 07/15/40	383,050	0.0
16,354,310 (4)	Freddie Mac REMIC Trust 3925 SL, 4.573%, (-1.000*US0001M + 6.050%), 01/15/41	1,849,303	0.1
6,999,556 (4)	Freddie Mac REMIC Trust 3936 GS, 5.223%, (-1.000*US0001M + 6.700%), 11/15/25	551,440	0.0
18,996,413 (4)	Freddie Mac REMIC Trust 3951 SN, 5.073%, (-1.000*US0001M + 6.550%), 11/15/41	3,838,178	0.1
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
8,215,729 (4)	Freddie Mac REMIC Trust 3984 NS, 5.123%, (-1.000*US0001M + 6.600%), 01/15/40	$762,572	0.0
1,554,801	Freddie Mac REMIC Trust 4000 PA, 4.500%, 01/15/42	1,657,260	0.1
2,982,620	Freddie Mac REMIC Trust 4020 BY, 6.500%, 03/15/42	3,411,337	0.1
3,268,316 (4)	Freddie Mac REMIC Trust 4027 QI, 4.500%, 12/15/40	405,725	0.0
7,710,944 (4)	Freddie Mac REMIC Trust 4094 YS, 5.223%, (-1.000*US0001M + 6.700%), 04/15/40	927,747	0.0
14,277,177 (4)	Freddie Mac REMIC Trust 4102 MS, 5.123%, (-1.000*US0001M + 6.600%), 09/15/42	2,883,560	0.1
1,306,443 (4)	Freddie Mac REMIC Trust 4194 GI, 4.000%, 04/15/43	223,836	0.0
5,441,040	Freddie Mac REMIC Trust 4203 BN, 3.000%, 04/15/33	5,452,049	0.1
24,741,555	Freddie Mac REMIC Trust 4246 ZX, 4.500%, 04/15/41	27,818,341	0.7
13,763,351 (4)	Freddie Mac REMIC Trust 4313 SD, 4.673%, (-1.000*US0001M + 6.150%), 03/15/44	2,097,822	0.1
21,011,906 (4)	Freddie Mac REMIC Trust 4313 SE, 4.673%, (-1.000*US0001M + 6.150%), 03/15/44	3,296,369	0.1
4,343,446 (4)	Freddie Mac REMIC Trust 4323 IP, 4.500%, 08/15/42	591,346	0.0
2,295,400 (4)	Freddie Mac REMIC Trust 4332 PI, 5.000%, 12/15/43	435,511	0.0
6,716,249	Freddie Mac REMIC Trust 4335 ZX, 4.250%, 05/15/44	7,335,808	0.2
9,416,641 (4)	Freddie Mac REMIC Trust 4346 ST, 4.723%, (-1.000*US0001M + 6.200%), 07/15/39	1,183,445	0.0
10,377,961	Freddie Mac REMIC Trust 435 XZ, 4.250%, 05/15/44	11,305,036	0.3
7,545,487 (4)	Freddie Mac REMIC Trust 4386 LS, 4.623%, (-1.000*US0001M + 6.100%), 09/15/44	1,313,100	0.0

See Accompanying Notes to Financial Statements
85

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
7,656,514	Freddie Mac Series 4348 ZX, 4.250%, 06/15/44	$8,155,828	0.2
14,397,763 (4)	Freddie Mac Strips Series 311 S1, 4.473%, (-1.000*US0001M + 5.950%), 08/15/43	2,855,921	0.1
1,700,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2014-HQ1 M3, 5.652%, (US0001M + 4.100%), 08/25/24	1,883,197	0.1
2,800,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2015-DNA3 M3, 6.252%, (US0001M + 4.700%), 04/25/28	3,310,703	0.1
100,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2016-DNA1 M3, 7.102%, (US0001M + 5.550%), 07/25/28	121,066	0.0
5,600,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA2 M2, 5.002%, (US0001M + 3.450%), 10/25/29	6,099,250	0.2
7,250,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-DNA3 M2, 4.052%, (US0001M + 2.500%), 03/25/30	7,517,927	0.2
6,200,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA2 M2, 4.202%, (US0001M + 2.650%), 12/25/29	6,419,015	0.2
4,600,000	Freddie Mac Structured Agency Credit Risk Debt Notes 2017-HQA3 M2, 3.902%, (US0001M + 2.350%), 04/25/30	4,714,417	0.1
349,710	Freddie Mac Structured Pass Through Certificates T-54 2A, 6.500%, 02/25/43	406,507	0.0
631,764	Freddie Mac Structured Pass Through Certificates T-62 1A1, 2.202%, (12MTA + 1.200%), 10/25/44	641,429	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
93,669	Freddie Mac-Ginnie Mae Series 27 FC, 2.875%, (PRIME + (1.375)%), 03/25/24	$95,436	0.0
101,330	Ginnie Mae Series 2002-21 FV, 1.891%, (US0001M + 0.400%), 03/16/32	101,878	0.0
1,475,368 (4)	Ginnie Mae Series 2005-7 AH, 5.279%, (-1.000*US0001M + 6.770%), 02/16/35	239,167	0.0
679,598 (4)	Ginnie Mae Series 2006-17 WI, 5.499%, (-1.000*US0001M + 7.000%), 04/20/36	13,261	0.0
210,048	Ginnie Mae Series 2007-37 S, 19.834%, (-3.667*US0001M + 25.300%), 04/16/37	244,751	0.0
590,220	Ginnie Mae Series 2007-8 SP, 17.181%, (-3.242*US0001M + 22.050%), 03/20/37	847,020	0.0
2,410,912 (4)	Ginnie Mae Series 2008-35 SN, 4.899%, (-1.000*US0001M + 6.400%), 04/20/38	345,712	0.0
2,014,131 (4)	Ginnie Mae Series 2008-40 PS, 5.009%, (-1.000*US0001M + 6.500%), 05/16/38	327,490	0.0
14,805,580 (4)	Ginnie Mae Series 2009-106 SU, 4.699%, (-1.000*US0001M + 6.200%), 05/20/37	2,379,363	0.1
4,891,200 (4)	Ginnie Mae Series 2009-25 KS, 4.699%, (-1.000*US0001M + 6.200%), 04/20/39	733,592	0.0
2,516,167	Ginnie Mae Series 2009-29 PB, 4.750%, 05/20/39	2,699,224	0.1
3,156,830	Ginnie Mae Series 2009-31 ZL, 4.500%, 05/20/39	3,398,792	0.1
2,080,275 (4)	Ginnie Mae Series 2009-33 SN, 4.799%, (-1.000*US0001M + 6.300%), 05/20/39	121,359	0.0

See Accompanying Notes to Financial Statements
86

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
10,560,790	Ginnie Mae Series 2009-33 ZB, 6.000%, 05/20/39	$12,650,970	0.3
1,823,284 (4)	Ginnie Mae Series 2009-43 HS, 4.699%, (-1.000*US0001M + 6.200%), 06/20/38	104,023	0.0
4,187,054 (4)	Ginnie Mae Series 2010-106 IP, 5.000%, 03/20/40	593,632	0.0
3,505,098 (4)	Ginnie Mae Series 2010-116 NS, 5.159%, (-1.000*US0001M + 6.650%), 09/16/40	544,815	0.0
9,002,125 (4)	Ginnie Mae Series 2010-116 SK, 5.119%, (-1.000*US0001M + 6.620%), 08/20/40	1,609,521	0.0
17,211,478 (4)	Ginnie Mae Series 2010-149 HS, 4.609%, (-1.000*US0001M + 6.100%), 05/16/40	1,845,446	0.1
5,860,949 (4)	Ginnie Mae Series 2010-4 SP, 5.009%, (-1.000*US0001M + 6.500%), 01/16/39	728,685	0.0
5,828,183	Ginnie Mae Series 2010-59 ZA, 4.500%, 05/20/40	6,247,652	0.2
3,659,806 (4)	Ginnie Mae Series 2010-6 IA, 5.000%, 11/20/39	472,910	0.0
3,784,502 (4)	Ginnie Mae Series 2010-68 MS, 4.349%, (-1.000*US0001M + 5.850%), 06/20/40	544,341	0.0
7,021,007 (4)	Ginnie Mae Series 2010-9 JI, 5.000%, 01/20/40	1,665,382	0.0
280,466 (4)	Ginnie Mae Series 2010-94 PI, 4.500%, 12/20/37	1,045	0.0
5,922,323 (4)	Ginnie Mae Series 2011-116 BI, 4.000%, 08/16/26	583,986	0.0
1,698,942 (4)	Ginnie Mae Series 2011-140 CI, 5.000%, 10/20/40	203,183	0.0
108,331	Ginnie Mae Series 2011-169 BC, 7.000%, 05/16/32	119,616	0.0
7,397,357 (4)	Ginnie Mae Series 2011-80 KS, 5.169%, (-1.000*US0001M + 6.670%), 06/20/41	1,336,583	0.0
1,848,552 (4)	Ginnie Mae Series 2012-40 NI, 4.500%, 05/20/40	204,005	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
269,205	Ginnie Mae Series 2012-43 MA, 4.000%, 10/20/41	$275,930	0.0
19,827,123 (4)	Ginnie Mae Series 2013-167 PI, 5.500%, 11/20/43	3,958,794	0.1
15,836,033 (4)	Ginnie Mae Series 2013-184 JI, 5.500%, 12/16/43	3,555,002	0.1
13,857,832 (4)	Ginnie Mae Series 2014-3 SU, 4.549%, (-1.000*US0001M + 6.050%), 07/20/39	2,036,712	0.1
1,254,322	Ginnie Mae Series 2014-43 Z, 4.000%, 03/20/44	1,379,128	0.0
16,890,946 (4)	Ginnie Mae Series 2014-55 MS, 4.709%, (-1.000*US0001M + 6.200%), 04/16/44	2,600,162	0.1
20,129,070 (4)	Ginnie Mae Series 2014-56 SP, 4.709%, (-1.000*US0001M + 6.200%), 12/16/39	2,645,763	0.1
14,448,051 (4)	Ginnie Mae Series 2014-58 CS, 4.109%, (-1.000*US0001M + 5.600%), 04/16/44	2,011,062	0.1
18,298,080 (4)	Ginnie Mae Series 2014-79 BI, 6.000%, 05/16/44	4,512,934	0.1
7,059,265 (4)	Ginnie Mae Series 2014-99 S, 4.099%, (-1.000*US0001M + 5.600%), 06/20/44	1,199,716	0.0
98,497	HarborView Mortgage Loan Trust 2005-2 2A1A, 1.935%, (US0001M + 0.440%), 05/19/35	95,187	0.0
447,120	HomeBanc Mortgage Trust 2004-1 2A, 2.412%, (US0001M + 0.860%), 08/25/29	430,056	0.0
3,000,000	HomeBanc Mortgage Trust 2005-4 M1, 2.022%, (US0001M + 0.470%), 10/25/35	2,877,575	0.1
4,130,211	IndyMac INDX Mortgage Loan Trust 2006-AR2 1A1B, 1.762%, (US0001M + 0.210%), 04/25/46	3,833,449	0.1

See Accompanying Notes to Financial Statements
87

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
3,504,059	IndyMac INDX Mortgage Loan Trust 2006-AR2 2A1, 1.762%, (US0001M + 0.210%), 02/25/46	$3,071,339	0.1
4,618,232 (1)	JP Morgan Mortgage Trust 2017-4 B1, 3.988%, 11/25/48	4,724,652	0.1
1,694,764 (1)	JP Morgan Mortgage Trust 2017-4 B2, 3.988%, 11/25/48	1,705,565	0.1
21,911	JP Morgan Mortgage Trust 2005-A1 6T1, 3.663%, 02/25/35	21,773	0.0
219,162	JP Morgan Mortgage Trust 2007-A1 5A5, 3.629%, 07/25/35	227,075	0.0
1,100,000 (1)	JP Morgan Mortgage Trust 2017-6 B3, 3.859%, 12/25/48	1,077,023	0.0
10,259,260 (4)	Lehman Mortgage Trust 2006-9 2A5, 5.068%, (-1.000*US0001M + 6.620%), 01/25/37	2,216,239	0.0
2,971,971	Lehman XS Trust Series 2005-5N 1A2, 1.912%, (US0001M + 0.360%), 11/25/35	2,650,182	0.1
29,567	Merrill Lynch Mortgage Investors Trust Series 2005-2 3A, 2.361%, (US0001M + 1.000%), 10/25/35	28,388	0.0
1,299,846	Merrill Lynch Mortgage Investors Trust Series 2005-A6 2A3, 1.932%, (US0001M + 0.380%), 08/25/35	1,289,160	0.0
35,978	Merrill Lynch Mortgage Investors Trust Series MLCC 2005-3 4A, 1.802%, (US0001M + 0.250%), 11/25/35	34,799	0.0
46,798	Merrill Lynch Mortgage Investors Trust Series MLCC 2005-3 5A, 1.802%, (US0001M + 0.250%), 11/25/35	44,136	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,000,000	Morgan Stanley Mortgage Loan Trust 2005-5AR 1B1, 2.752%, (US0001M + 1.200%), 09/25/35	$1,825,422	0.1
1,862,136	Morgan Stanley Mortgage Loan Trust 2007-13 6A1, 6.000%, 10/25/37	1,606,011	0.0
26,364 (1)	Nomura Asset Acceptance Corp. Alternative Loan Trust Series 2001-R1A A, 6.820%, 02/19/30	26,022	0.0
2,193,497 (1)	RBSSP Resecuritization Trust 2011-3 2A1, 1.579%, (US0001M + 0.250%), 02/26/37	2,146,511	0.1
84,555	Sequoia Mortgage Trust 2003-4 2A1, 1.851%, (US0001M + 0.350%), 07/20/33	80,301	0.0
2,900,000 (1)	Sequoia Mortgage Trust 2017-CH2 A13, 4.000%, 12/25/47	2,958,755	0.1
391,825	Structured Asset Mortgage Investments II Trust 2005-AR5 A2, 1.745%, (US0001M + 0.250%), 07/19/35	384,595	0.0
152,398	Structured Asset Mortgage Investments II Trust 2005-AR5 A3, 1.745%, (US0001M + 0.250%), 07/19/35	148,899	0.0
12,036	WaMu Mortgage Pass Through Certificates Series 2002-AR2 A, 1.987%, (COF 11 + 1.250%), 02/27/34	11,914	0.0
39,195	WaMu Mortgage Pass Through Certificates Series 2002-AR9 1A, 2.463%, (12MTA + 1.400%), 08/25/42	38,052	0.0
56,975	WaMu Mortgage Pass Through Certificates Series 2005-AR1 A1A, 2.192%, (US0001M + 0.640%), 01/25/45	56,696	0.0

See Accompanying Notes to Financial Statements
88

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
1,330,678	WaMu Mortgage Pass Through Certificates Series 2006-AR12 2A3, 2.650%, 10/25/36	$1,232,339	0.0
415,798	WaMu Mortgage Pass Through Certificates Series 2006-AR7 3A, 2.237%, (COF 11 + 1.500%), 07/25/46	407,994	0.0
90,846,664 (4)	WaMu Mortgage Pass-Through Certificates Series 2005-AR11 X, 1.121%, 08/25/45	2,949,791	0.1
3,102,348	WaMu Mortgage Pass-Through Certificates Series 2005-AR13 A1C3, 2.042%, (US0001M + 0.490%), 10/25/45	3,062,008	0.1
1,107,504	WaMu Mortgage Pass-Through Certificates Series 2006-AR12 1A1, 3.287%, 10/25/36	1,082,048	0.0
2,071,078	WaMu Mortgage Pass-Through Certificates Series 2006-AR16 2A1, 3.063%, 12/25/36	1,880,299	0.1
4,050,934	WaMu Mortgage Pass-Through Certificates Series 2006-AR8 1A4, 3.249%, 08/25/46	3,840,403	0.1
4,938,912	WaMu Mortgage Pass-Through Certificates Series 2007-HY4 1A1, 2.832%, 04/25/37	4,515,835	0.1
3,044,138	WaMu Mortgage Pass-Through Certificates Series 2007-HY7 2A2, 3.063%, 07/25/37	2,554,835	0.1
4,005,031	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-11 A1, 5.750%, 01/25/36	3,616,492	0.1
364,726	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2005-8 1A2, 5.500%, 10/25/35	348,456	0.0
Principal Amount†		Value	Percentage of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS: (continued)
2,470,592	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR10 Trust, 1.652%, (US0001M + 0.100%), 12/25/36	$1,853,691	0.0
5,530,666	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-AR6 2A, 2.023%, (12MTA + 0.960%), 08/25/46	4,021,769	0.1
2,705,970	Wells Fargo Alternative Loan 2007-PA2 2A1, 1.982%, (US0001M + 0.430%), 06/25/37	2,246,858	0.1
77,121	Wells Fargo Mortgage Backed Securities 2004-CC A1, 3.661%, 01/25/35	78,804	0.0
112,320	Wells Fargo Mortgage Backed Securities 2004-EE 2A1, 3.425%, 12/25/34	114,436	0.0
346,124	Wells Fargo Mortgage Backed Securities 2005-AR7 1A1, 3.353%, 05/25/35	348,631	0.0
109,559	Wells Fargo Mortgage Backed Securities 2005-AR9 2A1, 3.620%, 10/25/33	110,938	0.0
1,797,343	Wells Fargo Mortgage Backed Securities 2006-AR2 2A5, 3.545%, 03/25/36	1,777,078	0.0
910,922	Wells Fargo Mortgage Backed Securities 2006-AR4 2A4, 3.362%, 04/25/36	843,750	0.0
12,628,365	Other Securities	12,350,662	0.3
	Total Collateralized Mortgage Obligations (Cost $528,817,174)	537,148,045	13.3
MUNICIPAL BONDS: 0.0%
	California: 0.0%
1,600,000	Other Securities	2,178,407	0.0
	Total Municipal Bonds (Cost $1,609,575)	2,178,407	0.0
U.S. TREASURY OBLIGATIONS: 10.9%
	U.S. Treasury Bonds: 1.9%
76,156,500	2.750%, 08/15/47	76,182,438	1.9

See Accompanying Notes to Financial Statements
89

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
	U.S. Treasury Notes: 9.0%
162,037,000	1.875%, 12/15/20	$161,571,913	4.0
11,731,000 (2)	2.000%, 11/30/22	11,623,951	0.3
14,524,000	2.125%, 11/30/24	14,331,865	0.3
44,289,800 (2)	2.250%, 11/15/27	43,658,051	1.1
10,000,000	1.375%, 01/15/20	9,896,769	0.2
6,456,000	1.875%, 07/31/22	6,368,691	0.2
52,350,000	0.625%, 06/30/18	52,135,299	1.3
65,093,000 (2)	1.750%, 11/30/19	64,928,821	1.6
		364,515,360	9.0
	Total U.S. Treasury Obligations (Cost $439,924,488)	440,697,798	10.9
FOREIGN GOVERNMENT BONDS: 0.2%
6,465,000	Other Securities	6,561,883	0.2
	Total Foreign Government Bonds (Cost $6,465,000)	6,561,883	0.2
U.S. GOVERNMENT AGENCY OBLIGATIONS(5): 15.4%
	Federal Home Loan Mortgage Corporation : 4.2%(5)
23,100,000 (6)	3.000%, 12/15/42	23,098,185	0.6
6,339	3.010%, 04/01/32	6,630	0.0
123,054	3.099%, 09/01/35	127,411	0.0
4,989	3.125%, 03/01/36	5,288	0.0
6,252	3.292%, 06/01/24	6,541	0.0
50,489	3.485%, 11/01/35	53,297	0.0
20,720	3.489%, 11/01/31	21,799	0.0
15,793,669	3.500%, 01/01/45	16,248,006	0.4
1,001,646	3.541%, 06/01/35	1,054,701	0.0
45,109	3.601%, 03/01/35	46,596	0.0
238,527	3.611%, 01/01/29	247,059	0.0
8,606,024	4.000%, 09/01/45	9,004,312	0.2
116,640,863 (6)	2.500%-6.500%, 07/01/19-11/01/45	120,779,793	3.0
		170,699,618	4.2
	Federal National Mortgage Association : 9.2%(5)
53,641	2.202%, 08/01/42	54,549	0.0
93,589	2.202%, 08/01/42	95,248	0.0
47,547	2.202%, 10/01/44	48,408	0.0
85,314	2.202%, 10/01/44	86,808	0.0
279,098	2.668%, 02/01/33	286,610	0.0
523,504	2.778%, 08/01/35	544,224	0.0
147,142	2.844%, 09/01/35	151,848	0.0
17,402,934	3.000%, 07/01/43	17,499,742	0.4
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS(5): (continued)
	Federal National Mortgage Association (continued)
13,326,802	3.000%, 04/01/45	$13,381,498	0.3
8,418,883	3.000%, 08/01/46	8,449,512	0.2
47,187,000 (6)	3.000%, 01/18/47	47,190,687	1.2
9,885	3.085%, 04/01/32	10,106	0.0
7,950	3.135%, 05/01/36	8,258	0.0
218,458	3.185%, 07/01/35	227,402	0.0
40,277	3.205%, 08/01/35	41,980	0.0
162,789	3.230%, 04/01/35	171,153	0.0
239,196	3.259%, 02/01/34	251,063	0.0
3,407	3.368%, 09/01/31	3,546	0.0
413,017	3.387%, 10/01/35	434,353	0.0
84,096	3.388%, 02/01/35	88,156	0.0
333,592	3.411%, 10/01/35	351,073	0.0
419,911	3.432%, 10/01/35	440,130	0.0
37,360,776	3.500%, 08/01/46	38,607,376	1.0
416,726	3.560%, 09/01/34	440,521	0.0
13,078,615	4.000%, 12/01/39	13,748,097	0.4
9,820,114	4.000%, 01/01/45	10,454,875	0.3
112,326	4.287%, 12/01/36	118,788	0.0
207,054,940 (6)	2.500%-7.500%, 01/01/18-08/01/46	219,698,439	5.4
		372,884,450	9.2
	Government National Mortgage Association: 2.0%
18,669,000 (6)	3.000%, 01/15/43	18,839,646	0.5
26,455,000 (6)	3.500%, 10/20/41	27,349,923	0.7
11,687,000 (6)	4.000%, 09/20/40	12,183,698	0.3
19,504,702	4.000%-5.500%, 11/15/35-10/20/60	20,663,954	0.5
		79,037,221	2.0
	Total U.S. Government Agency Obligations (Cost $620,054,418)	622,621,289	15.4
ASSET-BACKED SECURITIES: 11.8%
	Automobile Asset-Backed Securities: 0.3%
1,700,000 (1)	OSCAR US Funding Trust VI LLC 2017-1A A3, 2.820%, 06/10/21	1,703,815	0.0
1,750,000 (1)	OSCAR US Funding Trust VII LLC 2017-2A A4, 2.760%, 12/10/24	1,732,956	0.1
1,850,000 (1)	SunTrust Auto Receivables Trust 2015-1A B, 2.200%, 02/15/21	1,837,139	0.0

See Accompanying Notes to Financial Statements
90

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Automobile Asset-Backed Securities (continued)
8,650,000		Other Securities	$8,669,133	0.2
			13,943,043	0.3
		Home Equity Asset-Backed Securities : 0.2%
1,300,000		Home Equity Asset Trust 2005-2 M5, 2.647%, (US0001M + 1.095%), 07/25/35	1,315,757	0.0
2,400,000		Morgan Stanley ABS Capital I, Inc. Trust 2005-NC2 M4, 2.467%, (US0001M + 0.915%), 03/25/35	2,399,982	0.0
532,777		New Century Home Equity Loan Trust 2005-2 M3, 2.287%, (US0001M + 0.735%), 06/25/35	532,447	0.0
71,289		Renaissance Home Equity Loan Trust 2003-2 A, 2.208%, (US0001M + 0.880%), 08/25/33	69,847	0.0
63,708		Securitized Asset Backed Receivables LLC Trust 2006-WM4 A2A, 1.632%, (US0001M + 0.080%), 11/25/36	27,916	0.0
3,704,091		WaMu Asset-Backed Certificates WaMu Series 2007-HE4 2A3 Trust, 1.722%, (US0001M + 0.170%), 07/25/47	2,662,319	0.1
2,600,000		Other Securities	2,711,886	0.1
			9,720,154	0.2
		Other Asset-Backed Securities: 10.9%
4,395,220 (1)		AJAX Mortgage Loan Trust 2016-C A, 4.000%, 10/25/57	4,437,318	0.1
1,888,590 (1)		AJAX Mortgage Loan Trust 2017-A A, 3.470%, 04/25/57	1,896,147	0.1
6,860,000 (1)		ALM VII R-2 Ltd. 2013-7R2A A2R, 3.359%, (US0003M + 2.000%), 10/15/27	6,913,460	0.2
4,090,000 (1)		ALM VIII Ltd. 2013-8A A1R, 2.849%, (US0003M + 1.490%), 10/15/28	4,117,113	0.1
2,541,616	(1)(4)(7)	American Homes 4 Rent 2015-SFR1 XS 0.000%, 04/17/52	—	—
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Other Asset-Backed Securities (continued)
2,000,000 (1)		American Homes 4 Rent 2015-SFR2 C, 4.691%, 10/17/45	$2,140,752	0.0
2,200,000 (1)		American Homes 4 Rent 2015-SFR2 D, 5.036%, 10/17/45	2,375,286	0.1
12,515,946	(1)(4)(7)	American Homes 4 Rent 2015-SFR2 XS 0.000%, 10/17/45	—	—
4,670,000 (1)		Apidos CLO XI 2012-11A BR, 3.303%, (US0003M + 1.950%), 01/17/28	4,704,227	0.1
4,200,000 (1)		Apidos CLO XVII 2014-17A A2R, 3.203%, (US0003M + 1.850%), 04/17/26	4,207,535	0.1
7,370,000 (1)		Apidos CLO XVII 2014-17A BR, 3.853%, (US0003M + 2.500%), 04/17/26	7,388,712	0.2
5,370,000 (1)		Apidos Clo XXV 2016-25A A1, 2.823%, (US0003M + 1.460%), 10/20/28	5,386,534	0.1
10,000,000 (1)		Ares XLIV CLO Ltd. 2017-44A A2, 2.664%, (US0003M + 1.350%), 10/15/29	10,041,370	0.2
8,000,000 (7)		Ares XLVI CLO Ltd. 2017-46A A2, 2.939%, 01/15/30	8,000,000	0.2
5,750,000 (1)		Ares XXIX CLO Ltd. 2014-1A BR, 3.653%, (US0003M + 2.300%), 04/17/26	5,763,748	0.1
1,950,000 (1)		Ares XXXII CLO Ltd. 2014-32A BR, 3.666%, (US0003M + 2.250%), 11/15/25	1,961,057	0.1
3,000,000 (1)		Atrium XIII 13A C, 3.241%, (US0003M + 1.800%), 11/21/30	3,005,928	0.1
4,280,000 (1)		Avery Point IV CLO Ltd. 2014-1A CR, 3.717%, (US0003M + 2.350%), 04/25/26	4,294,432	0.1
3,190,000 (1)		Babson CLO Ltd. 2014-3A C1R, 4.009%, (US0003M + 2.650%), 01/15/26	3,214,742	0.1

See Accompanying Notes to Financial Statements
91

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
1,600,000 (1)	Bain Capital Credit CLO 2017-1A A2, 2.644%, (US0003M + 1.350%), 07/20/30	$1,606,134	0.0
3,470,000 (1)	Barings CLO Ltd. 2017-1A A2, 2.631%, (US0003M + 1.350%), 07/18/29	3,483,224	0.1
9,020,000 (1)	Benefit Street Partners CLO II Ltd. 2013-IIA A1R, 2.609%, (US0003M + 1.250%), 07/15/29	9,093,369	0.2
1,800,000 (1)	Birchwood Park CLO Ltd. 2014-1A C1R, 3.609%, (US0003M + 2.250%), 07/15/26	1,806,385	0.0
2,910,000 (1)	Blue Hill CLO Ltd. 2013-1A C1R, 3.759%, (US0003M + 2.400%), 01/15/26	2,910,690	0.1
5,850,000 (1)	BlueMountain CLO 2014-4A CR, 4.018%, (US0003M + 2.550%), 11/30/26	5,890,008	0.2
5,070,000 (1)	BlueMountain CLO 2015-1A BR, 3.859%, (US0003M + 2.500%), 04/13/27	5,115,174	0.1
4,570,000 (1)	Burnham Park Clo Ltd. 2016-1A A, 2.793%, (US0003M + 1.430%), 10/20/29	4,634,062	0.1
4,000,000 (1)	Carbone CLO Ltd 2017-1A A1, 2.809%, (US0003M + 1.140%), 01/20/31	4,001,560	0.1
3,880,000 (1)	Carlyle Global Market Strategies CLO Ltd. 2014-3A BR, 3.525%, (US0003M + 2.150%), 07/27/26	3,898,954	0.1
8,630,000 (1)	Carlyle Global Market Strategies CLO Ltd. 2017-1A A1A, 2.663%, (US0003M + 1.300%), 04/20/31	8,654,612	0.2
4,530,000 (1)	Cedar Funding II CLO Ltd. 2013-1A CR, 3.886%, (US0003M + 2.350%), 06/09/30	4,565,366	0.1
3,950,000 (1)	Cedar Funding IV CLO Ltd. 2014-4A CR, 3.613%, (US0003M + 2.250%), 07/23/30	3,967,842	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
13,380,000 (1)	Cedar Funding VI CLO Ltd. 2016-6A A1, 2.833%, (US0003M + 1.470%), 10/20/28	$13,453,563	0.3
3,600,000 (1)	Cedar Funding VIII Clo Ltd. 2017-8A A1, 2.618%, (US0003M + 1.250%), 10/17/30	3,622,558	0.1
6,440,000 (1)	Cent CLO 2014-22A A2AR, 3.342%, (US0003M + 1.950%), 11/07/26	6,455,932	0.2
62,811	Chase Funding Trust Series 2002-4 2A1, 2.292%, (US0001M + 0.740%), 10/25/32	62,428	0.0
106,708	Chase Funding Trust Series 2003-5 2A2, 2.152%, (US0001M + 0.600%), 07/25/33	103,593	0.0
3,750,000 (1)	CIFC Funding 2013-2A A1LR, 2.564%, (US0003M + 1.210%), 10/18/30	3,777,304	0.1
2,000,000 (1)	CIFC Funding 2013-2A A3LR, 3.304%, (US0003M + 1.950%), 10/18/30	2,027,960	0.0
3,550,000 (1)	CIFC Funding 2014-4A C1R, 4.003%, (US0003M + 2.650%), 10/17/26	3,562,215	0.1
4,110,000 (1)	CIFC Funding 2016-1A A, 2.843%, (US0003M + 1.480%), 10/21/28	4,126,522	0.1
667,513	Countrywide Asset-Backed Certificates 2006-26 2A3, 1.722%, (US0001M + 0.170%), 06/25/37	665,025	0.0
7,200,000 (1)	Deer Creek Clo Ltd. 2017-1A A, 3.177%, (US0003M + 1.180%), 10/20/30	7,215,876	0.2
12,160,000 (1)	Dewolf Park Clo Ltd. 2017-1A A, 2.464%, (US0003M + 1.210%), 10/15/30	12,251,273	0.3
7,790,000 (1)	Dryden 33 Senior Loan Fund 2014-33A AR, 2.789%, (US0003M + 1.430%), 10/15/28	7,851,985	0.2

See Accompanying Notes to Financial Statements
92

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
3,090,000 (1)	Dryden Senior Loan Fund 2014-31A CR, 3.454%, (US0003M + 2.100%), 04/18/26	$3,096,993	0.1
2,330,000 (1)	Dryden Senior Loan Fund 2014-34A CR, 3.509%, (US0003M + 2.150%), 10/15/26	2,343,824	0.0
8,610,000 (1)	Dryden Senior Loan Fund 2017-47A A2, 2.709%, (US0003M + 1.350%), 04/15/28	8,637,526	0.2
7,130,000 (1)	Dryden Senior Loan Fund 2017-47A C, 3.559%, (US0003M + 2.200%), 04/15/28	7,184,537	0.2
6,800,000 (1)	Dryden XXV Senior Loan Fund 2012-25A CRR, 3.209%, (US0003M + 1.850%), 10/15/27	6,828,193	0.2
7,460,000 (1)	Dryden XXVIII Senior Loan Fund 2013-28A A1LR, 2.616%, (US0003M + 1.200%), 08/15/30	7,517,942	0.2
3,680,775 (1)	Five Guys Holdings, Inc. 2017-1A A2, 4.600%, 07/25/47	3,782,603	0.1
3,250,000 (1)	Flatiron CLO Ltd. 2013-1A A2R, 3.003%, (US0003M + 1.650%), 01/17/26	3,255,346	0.1
4,770,000 (1)	Flatiron CLO Ltd. 2013-1A BR, 3.703%, (US0003M + 2.350%), 01/17/26	4,780,685	0.1
4,250,000 (1)	Galaxy XIX CLO Ltd. 2015-19A A1R, 2.585%, (US0003M + 1.220%), 07/24/30	4,281,365	0.1
2,100,000 (1)	Gilbert Park CLO Ltd. 2017-1A A, 2.555%, (US0003M + 1.190%), 10/15/30	2,113,089	0.1
1,800,000 (1)	Gilbert Park CLO Ltd. 2017-1A B, 2.965%, (US0003M + 1.600%), 10/15/30	1,807,841	0.0
2,000,000 (1)	Gilbert Park CLO Ltd. 2017-1A C, 3.315%, (US0003M + 1.950%), 10/15/30	2,010,420	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
137,376	GSAMP Trust 2007-FM1 A2A, 1.622%, (US0001M + 0.070%), 12/25/36	$73,403	0.0
4,232,241 (1)	HERO Funding Trust 2015-2A A, 3.990%, 09/20/40	4,341,081	0.1
2,900,000 (1)	Invitation Homes Trust 2014-SFR2 E, 4.641%, (US0001M + 3.150%), 06/17/32	2,933,288	0.1
1,500,000 (1)	Jay Park CLO Ltd. 2016-1A B, 3.763%, (US0003M + 2.400%), 10/20/27	1,510,927	0.0
3,850,000 (1)	KKR CLO 20 A Ltd., 2.846%, (US0003M + 1.130%), 10/16/30	3,849,146	0.1
10,000,000 (1)	LCM 26A A2 Ltd. 0.000%, (US0003M + 1.250%), 01/20/31	10,000,000	0.2
6,690,000 (1)	LCM XXIII Ltd. 23A A1, 2.763%, (US0003M + 1.400%), 10/20/29	6,774,896	0.2
58,753	Long Beach Mortgage Loan Trust 2004-4 1A1, 2.112%, (US0001M + 0.560%), 10/25/34	58,679	0.0
4,450,000 (1)	Madison Park Funding XI Ltd. 2013-11A CR, 3.563%, (US0003M + 2.200%), 07/23/29	4,459,977	0.1
3,400,000 (1)	Madison Park Funding XIII Ltd. 2014-13A CR, 3.507%, (US0003M + 2.150%), 01/19/25	3,403,142	0.1
2,120,000 (1)	Madison Park Funding XV Ltd. 2014-15A B1R, 3.575%, (US0003M + 2.200%), 01/27/26	2,129,048	0.1
321,815 (1)	Marketplace Loan Trust Series 2015-AV2 A, 4.000%, 10/15/21	322,810	0.0
4,807,647 (1)	Mosaic Solar Loans 2017-2A A LLC, 3.820%, 09/20/42	4,831,067	0.1
1,600,000 (1)	Neuberger Berman Loan Advisers CLO 2017-26A C, 3.142%, (US0003M + 1.750%), 10/18/30	1,602,776	0.0

See Accompanying Notes to Financial Statements
93

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
4,510,000 (1)	Octagon Investment Partners 30 Ltd. 2017-1A A1, 2.683%, (US0003M + 1.320%), 03/17/30	$4,568,269	0.1
3,000,000 (1)	Octagon Investment Partners Ltd. 2017-1A A2, 2.668%, (US0003M + 1.350%), 07/15/29	3,015,852	0.1
2,250,000 (1)	Octagon Investment Partners XIV Ltd. 2012-1A A1BR, 2.734%, (US0003M + 1.375%), 07/15/29	2,272,912	0.1
1,430,000 (1)	Octagon Investment Partners XIX Ltd. 2014-1A CR, 3.459%, (US0003M + 2.100%), 04/15/26	1,431,258	0.0
4,000,000 (1)	Octagon Investment Partners XV Ltd. 2013-1A A2R, 2.707%, (US0003M + 1.350%), 07/19/30	4,035,660	0.1
1,500,000 (1)	OHA Credit Partners XIV Ltd. 2017-14A C, 3.383%, (US0003M + 1.800%), 01/21/30	1,502,964	0.0
7,070,000 (1)	OHA Loan Funding Ltd. 2015-1A AR, 2.826%, (US0003M + 1.410%), 08/15/29	7,189,836	0.2
7,900,000 (1)	OHA Loan Funding Ltd. 2015-1A BR, 3.216%, (US0003M + 1.800%), 08/15/29	7,948,704	0.2
2,340,000 (1)	Palmer Square CLO 2013-2A BR Ltd., 3.603%, (US0003M + 2.250%), 10/17/27	2,354,342	0.1
3,300,000 (1)	Palmer Square CLO 2015-1A BR Ltd., 3.991%, (US0003M + 2.550%), 05/21/29	3,333,832	0.1
1,375,000 (1)	Palmer Square CLO 2015-2A A1AR Ltd., 2.633%, (US0003M + 1.270%), 07/20/30	1,387,022	0.0
4,070,000 (1)	Palmer Square CLO 2015-2A A1BR Ltd., 2.713%, (US0003M + 1.350%), 07/20/30	4,109,202	0.1
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
5,700,000 (1)	Palmer Square Loan Funding 2017-1A C Ltd., 4.120%, (US0003M + 2.800%), 10/15/25	$5,712,893	0.1
2,500,000	Park Place Securities, Inc. Asset-Backed Pass-Through Ctfs Ser 2005-WHQ1 M4, 2.632%, (US0001M + 1.080%), 03/25/35	2,517,515	0.1
8,200,000 (1)	Progress Residential 2015-SFR2 E, 4.427%, 06/12/32	8,279,045	0.2
2,000,000 (1)	SoFi Consumer Loan Program 2016-2A B, 4.770%, 10/27/25	2,097,019	0.0
3,790,291 (1)	SoFi Consumer Loan Program 2017-1 A, 3.280%, 01/26/26	3,829,524	0.1
3,000,000 (1)	SoFi Consumer Loan Program 2017-1 B, 4.730%, 01/26/26	3,103,251	0.1
4,630,000 (1)	Springleaf Funding Trust 2015-A A, 3.160%, 11/15/24	4,649,168	0.1
10,200,000 (1)	Symphony CLO Ltd. 2012-9A AR, 2.809%, (US0003M + 1.450%), 10/16/28	10,284,436	0.3
4,200,000 (1)	Symphony CLO Ltd. 2016-18A B, 3.163%, (US0003M + 1.800%), 01/23/28	4,225,817	0.1
3,930,000 (1)	Symphony CLO XIV Ltd. 2014-14A C1R, 3.859%, (US0003M + 2.500%), 07/14/26	3,944,950	0.1
4,641,250 (1)	Taco Bell Funding 2016-1A A2I, 3.832%, 05/25/46	4,713,832	0.1
827,525 (1)	Taco Bell Funding LLC 2016-1A A2II, 4.377%, 05/25/46	854,880	0.0
3,750,000 (1)	TES LLC 2017-1A B, 7.740%, 10/20/47	3,722,513	0.1
2,200,000 (1)	Thacher Park CLO Ltd. 2014-1A CR, 3.563%, (US0003M + 2.200%), 10/20/26	2,207,093	0.1

See Accompanying Notes to Financial Statements
94

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Other Asset-Backed Securities (continued)
2,400,000 (1)	THL Credit Wind River 2013-2A AR CLO Ltd., 2.584%, (US0003M + 1.230%), 10/18/30	$2,421,994	0.1
2,570,000 (1)	THL Credit Wind River 2017-1A C CLO Ltd., 3.654%, (US0003M + 2.300%), 04/18/29	2,594,741	0.1
1,000,000 (1)	THL Credit Wind River 2017-4A C CLO Ltd., 3.256%, (US0003M + 1.750%), 11/20/30	1,001,839	0.0
12,650,000 (1)	Wind River CLO Ltd. 2016-2A A, 2.877%, (US0003M + 1.500%), 11/01/28	12,691,277	0.3
3,000,000 (1)	Venture XXX CLO Ltd 2017-30A A1, 2.745%, (US0003M + 1.230%), 01/15/31	3,001,758	0.1
1,700,000 (1)	Wendys Funding LLC 2018-1A A2I, 3.573%, 03/15/48	1,701,595	0.0
4,164,920	Other Securities	4,187,356	0.1
		439,474,928	10.9
	Student Loan Asset-Backed Securities : 0.4%
1,250,000 (1)	Commonbond Student Loan Trust 2017-BGS B, 3.260%, 09/25/42	1,241,743	0.0
2,193,417 (1)	DRB Prime Student Loan Trust 2015-B A2, 3.170%, 07/25/31	2,210,328	0.0
3,064,372 (1)	DRB Prime Student Loan Trust 2015-D A2, 3.200%, 01/25/40	3,091,125	0.1
1,064,582 (1)	Earnest Student Loan Program, LLC 2016-C B, 4.460%, 01/26/37	1,079,241	0.0
1,500,000 (1)	SMB Private Education Loan Trust 2017-A B, 3.500%, 06/17/41	1,462,640	0.1
334,773 (1)	SoFi Professional Loan Program 2015-C A2, 2.510%, 08/25/33	333,672	0.0
2,500,000 (1)	SoFi Professional Loan Program 2017-C B, 3.560%, 07/25/40	2,480,169	0.1
Principal Amount†			Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
		Student Loan Asset-Backed Securities (continued)
2,100,000 (1)		SoFi Professional Loan Program 2017-F BFX LLC, 3.620%, 01/25/41	$2,101,810	0.1
			14,000,728	0.4
		Total Asset-Backed Securities (Cost $472,664,498)	477,138,853	11.8
COMMERCIAL MORTGAGE-BACKED SECURITIES: 4.6%
10,870,000		BANK 2017-BNK8 A4, 3.488%, 11/15/50	11,201,594	0.3
4,130,000		BANK 2017-BNK8 B, 3.931%, 11/15/50	4,246,050	0.1
22,800,000	(1)(4)	BBCCRE Trust 2015-GTP XA, 0.597%, 08/10/33	990,988	0.0
41,750,358 (4)		Barclays Commercial Mortgage Trust 2017-C1 XA, 1.524%, 02/15/50	4,338,689	0.1
1,350,000 (1)		Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 L, 5.405%, 01/12/41	1,351,936	0.1
1,350,000 (1)		Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 M, 5.405%, 01/12/41	1,347,783	0.0
1,350,000 (1)		Bear Stearns Commercial Mortgage Securities Trust 2004-TOP14 N, 5.405%, 01/12/41	1,328,821	0.0
3,314,414 (1)		Beckman Coulter, Inc. 2000-A A, 7.498%, 12/15/18	3,325,853	0.1
20,493,178 (4)		CD 2016-CD1 Mortgage Trust XA, 1.437%, 08/10/49	1,863,256	0.0
3,520,000 (1)		CHT 2017-COSMO A Mortgage Trust, 2.310%, (US0001M + 0.930%), 11/15/36	3,527,097	0.1
35,962,949 (4)		Citigroup Commercial Mortgage Trust 2017-P8 XA, 0.934%, 09/15/50	2,498,522	0.1
18,137,866 (4)		COMM 2012-CR1 XA, 1.878%, 05/15/45	1,199,764	0.0
15,056,352 (4)		COMM 2012-CR2 XA, 1.662%, 08/15/45	929,144	0.0
26,663,614 (4)		COMM 2012-CR3 XA, 1.885%, 10/15/45	1,980,643	0.1

See Accompanying Notes to Financial Statements
95

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
65,166,000	(1)(4)	COMM 2012-CR4 XB, 0.596%, 10/15/45	$1,803,853	0.1
22,154,180 (4)		COMM 2012-CR5 XA, 1.651%, 12/10/45	1,378,054	0.0
19,164,551	(1)(4)	COMM 2012-LC4 XA, 2.214%, 12/10/44	1,231,395	0.0
86,778,159 (4)		COMM 2014-UBS2 XA, 1.360%, 03/10/47	4,618,290	0.1
214,711,000	(1)(4)	COMM 2014-UBS2 XB, 0.138%, 03/10/47	1,854,845	0.1
4,000,000		COMM 2015-PC1 C, 4.441%, 07/10/50	3,825,297	0.1
910,000		COMM 2016-COR1 C, 4.394%, 10/10/49	913,223	0.0
83,016,619 (4)		COMM 2016-CR28 XA, 0.393%, 02/10/49	3,380,727	0.1
4,450,000 (1)		DBUBS 2011-LC2A D, 5.542%, 07/10/44	4,643,797	0.1
25,319,219 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K006 BX1, 5.367%, 02/25/20	2,687,250	0.1
20,760,000 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K008 X3, 5.278%, 08/25/20	2,546,924	0.1
47,716,741 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K014 X1, 1.184%, 04/25/21	1,581,023	0.0
84,529,000 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K019 X3, 1.983%, 05/25/40	6,427,255	0.2
34,343,642 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K020 X1, 1.426%, 05/25/22	1,754,874	0.0
36,470,000 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K020 X3, 1.872%, 05/25/40	2,648,025	0.1
46,719,942 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K023 X1, 1.276%, 08/25/22	2,278,887	0.1
22,000,000 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K028 X3, 1.662%, 06/25/41	1,674,770	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
27,650,000 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K029 X3, 1.594%, 05/25/41	$2,007,946	0.1
15,700,000 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K035 X3, 1.791%, 12/25/41	1,371,516	0.0
31,440,000 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K040 X3, 2.036%, 11/25/42	3,626,623	0.1
37,096,569 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K706 X1, 1.547%, 10/25/18	340,706	0.0
31,294,328 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K707 X1, 1.515%, 12/25/18	319,706	0.0
48,332,538 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K709 X1, 1.506%, 03/25/19	658,105	0.0
47,502,640 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K711 X1, 1.683%, 07/25/19	854,800	0.0
57,547,831 (4)		Freddie Mac Multifamily Structured Pass Through Certificates K712 X1, 1.333%, 11/25/19	1,096,240	0.0
17,841,405 (4)		Freddie Mac Multifamily Structured Pass Through CertificatesK015 X3, 2.801%, 08/25/39	1,605,732	0.0
608,696,100	(1)(4)	FREMF Mortgage Trust 2012-K17 X2A, 0.100%, 12/25/44	1,895,480	0.0
450,527,721	(1)(4)	FREMF Mortgage Trust 2013-K29 X2A, 0.125%, 05/25/46	2,322,605	0.1
7,600,000 (1)		GS Mortgage Securities Trust 2010-C2 D, 5.183%, 12/10/43	7,723,993	0.2
4,400,000 (1)		GS Mortgage Securities Trust 2010-C2 F, 4.548%, 12/10/43	3,958,032	0.1

See Accompanying Notes to Financial Statements
96

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
33,696,307 (4)		GS Mortgage Securities Trust 2012-GCJ7 XA, 2.228%, 05/10/45	$2,100,594	0.1
16,251,823 (4)		GS Mortgage Securities Trust 2013-GC16 XA, 1.398%, 11/10/46	666,814	0.0
595,524 (1)		JP Morgan Chase Commercial Mortgage Securities Corp. 2004-C2 H, 5.758%, 05/15/41	597,205	0.0
23,450,000	(1)(4)	JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9 XB, 0.328%, 12/15/47	358,206	0.0
1,479,960 (1)		JP Morgan Chase Commercial Mortgage Securities Trust 2003-CB6 H, 5.379%, 07/12/37	1,467,455	0.0
3,829,000		JP Morgan Chase Commercial Mortgage Securities Trust 2004-CIBC9 E, 5.338%, 06/12/41	3,850,478	0.1
5,480,000		JP Morgan Chase Commercial Mortgage Securities Trust 2005-LDP2 F, 5.010%, 07/15/42	5,479,914	0.1
35,891,114 (4)		JP Morgan Chase Commercial Mortgage Securities Trust 2012-CIBX XA, 1.653%, 06/15/45	1,631,255	0.1
2,600,000 (1)		JPMBB Commercial Mortgage Securities Trust 2013-C15 D, 5.081%, 11/15/45	2,556,019	0.1
2,731,850 (4)		JPMBB Commercial Mortgage Securities Trust 2015-C28 XA, 1.181%, 10/15/48	140,540	0.0
20,198,288 (4)		JPMCC Commercial Mortgage Securities Trust 2017-JP6 XA, 1.328%, 07/15/50	1,543,751	0.0
2,723,000 (1)		LB-UBS Commercial Mortgage Trust 2005-C1 H, 5.761%, 02/15/40	2,745,548	0.1
2,600,000 (1)		LB-UBS Commercial Mortgage Trust 2005-C5 G, 5.350%, 09/15/40	2,674,772	0.0
Principal Amount†			Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
2,340,723	(1)(4)	LB-UBS Commercial Mortgage Trust 2006-C7 XCL, 0.731%, 11/15/38	$7,976	0.0
12,229,270	(1)(4)	LB-UBS Commercial Mortgage Trust 2006-C7 XW, 0.731%, 11/15/38	41,669	0.0
3,930,000 (1)		Morgan Stanley Bank of America Merrill Lynch Trust 2012-C5 D, 4.688%, 08/15/45	4,020,439	0.1
5,000,000		Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20 C, 4.462%, 02/15/48	4,959,571	0.1
1,000,000 (1)		Morgan Stanley Capital I Trust 2005-T19 G, 5.599%, 06/12/47	990,917	0.0
2,375,000 (1)		Morgan Stanley Capital I Trust 2011-C1 D, 5.426%, 09/15/47	2,503,664	0.1
3,325,000 (1)		Morgan Stanley Capital I Trust 2011-C1 E, 5.426%, 09/15/47	3,503,404	0.1
3,480,000 (1)		Morgan Stanley Capital I, Inc. 2017-JWDR A, 2.100%, (US0001M + 0.850%), 11/15/34	3,484,335	0.1
729,683 (1)		Morgan Stanley Dean Witter Capital I Trust 2001-TOP3 E, 7.582%, 07/15/33	766,499	0.0
4,006,687 (1)		Morgan Stanley Reremic Trust 2012-XA B, 0.250%, 07/27/49	3,929,900	0.1
27,076,757	(1)(4)	UBS-Barclays Commercial Mortgage Trust 2012-C3 XA, 1.891%, 08/10/49	1,973,259	0.1
79,956,705 (4)		UBS Commercial Mortgage Trust 2017-C5, 1.036%, 11/15/50	5,784,332	0.1
21,839,940	(1)(4)	WFRBS Commercial Mortgage Trust 2012-C8 XA, 1.851%, 08/15/45	1,459,756	0.1
22,824,606	(1)(4)	WFRBS Commercial Mortgage Trust 2013-C12 XA, 1.307%, 03/15/48	1,178,692	0.0
32,718,601 (4)		Wells Fargo Commercial Mortgage Trust 2014-LC18 XA, 1.153%, 12/15/47	1,864,162	0.1
8,992,685		Other Securities	9,063,934	0.2

See Accompanying Notes to Financial Statements
97

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†	Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
Total Commercial Mortgage-Backed Securities (Cost $185,192,616)	$184,505,173	4.6

Shares		Value	Percentage of Net Assets
MUTUAL FUNDS: 18.0%
	Affiliated Investment Companies: 18.0%
9,011,856	Voya Emerging Markets Corporate Debt Fund - Class P	90,929,629	2.3
14,134,302	Voya Emerging Markets Hard Currency Debt Fund - Class P	140,636,301	3.5
8,726,846	Voya Emerging Markets Local Currency Debt Fund - Class P	67,807,597	1.7
2,424,097	Voya Floating Rate Fund Class P	23,828,877	0.6
15,607,039	Voya High Yield Bond Fund - Class P	126,260,947	3.1
12,877,456	Voya Investment Grade Credit Fund - Class P	141,136,923	3.5
13,060,785	Voya Securitized Credit Fund - Class P	135,179,121	3.3
	Total Mutual Funds (Cost $729,653,254)	725,779,395	18.0
PREFERRED STOCK: 0.0%
	Utilities: 0.0%
88,468 (8)	Other Securities	2,125,001	0.0
	Total Preferred Stock (Cost $2,211,700)	2,125,001	0.0
	Total Long-Term Investments (Cost $4,071,325,885)	4,109,305,712	101.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.9%
	Commercial Paper: 0.6%
14,005,000	CVS Health, 3.440%, 01/02/18	14,002,403	0.4
900,000	Ford Motor Credit Company, 01/03/18	899,801	0.0
5,000,000	Thomson, 02/12/18	$4,988,812	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Commercial Paper (continued)
5,000,000	Thomson Reuters, 02/20/18	4,986,787	0.1
		24,877,803	0.6
	Securities Lending Collateral(9): 3.3%
31,530,002	Barclays Capital, Inc., Repurchase Agreement dated 12/29/17, 1.37%, due 01/02/18 (Repurchase Amount $31,534,736, collateralized by various U.S. Government Securities, 0.000%-2.250%, Market Value plus accrued interest $32,160,603, due 05/15/20-08/15/47)	31,530,002	0.8
6,600,472	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $6,601,492, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $6,732,481, due 01/31/18-06/20/63)	6,600,472	0.1
31,530,002	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $31,534,978, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $32,160,603, due 02/15/43-02/15/44)	31,530,002	0.8

See Accompanying Notes to Financial Statements
98

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(9) (continued)
31,530,002	NBC Global Finance Ltd., Repurchase Agreement dated 12/29/17, 1.50%, due 01/02/18 (Repurchase Amount $31,535,185, collateralized by various U.S. Government Securities, 0.750%-2.250%, Market Value plus accrued interest $32,160,603, due 09/30/18-09/09/49)	$31,530,002	0.8
31,530,002	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $31,535,634, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $32,405,577, due 01/15/19-02/15/46)	31,530,002	0.8
		132,720,480	3.3
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
42,300,000 (10)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $42,300,000)	42,300,000	1.0
	Total Short-Term Investments (Cost $199,903,891)	199,898,283	4.9
	Total Investments in Securities (Cost $4,271,229,776)	$4,309,203,995	106.6
	Liabilities in Excess of Other Assets	(266,935,307)	(6.6)
	Net Assets	$4,042,268,688	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains securities on loan.

(4)
Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

(5)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(6)
Settlement is on a when-issued or delayed-delivery basis.

(7)
For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.

(8)
The grouping contains non-income producing securities.

(9)
Represents securities purchased with cash collateral received for securities on loan.

(10)
Rate shown is the 7-day yield as of December 31, 2017.

Reference Rate Abbreviations:
12MTA	12-month Treasury Average
COF 11	11th District Costs of Funds
H15T1Y	U.S. Treasury 1-Year Constant Maturity
PRIME	Federal Reserve Bank Prime Loan Rate
US0001M	1-month LIBOR
US0003M	3-month LIBOR
US0006M	6-month LIBOR
US0012M	12-month LIBOR

See Accompanying Notes to Financial Statements
99

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Mutual Funds	$725,779,395	$—	$—	$725,779,395
Preferred Stock	2,125,001	—	—	2,125,001
Corporate Bonds/Notes	—	1,110,549,868	—	1,110,549,868
Collateralized Mortgage Obligations	—	537,148,045	—	537,148,045
Municipal Bonds	—	2,178,407	—	2,178,407
U.S. Treasury Obligations	—	440,697,798	—	440,697,798
Asset-Backed Securities	—	469,138,853	8,000,000	477,138,853
U.S. Government Agency Obligations	—	622,621,289	—	622,621,289
Foreign Government Bonds	—	6,561,883	—	6,561,883
Commercial Mortgage-Backed Securities	—	184,505,173	—	184,505,173
Short-Term Investments	42,300,000	157,598,283	—	199,898,283
Total Investments, at fair value	$770,204,396	$3,530,999,599	$8,000,000	$4,309,203,995
Other Financial Instruments+
Centrally Cleared Swaps	—	5,671,049	—	5,671,049
Forward Foreign Currency Contracts	—	140,430	—	140,430
Futures	2,090,711	—	—	2,090,711
Total Assets	$772,295,107	$3,536,811,078	$8,000,000	$4,317,106,185
Liabilities Table
Other Financial Instruments+
Centrally Cleared Swaps	$—	$(5,435,813)	$—	$(5,435,813)
Forward Foreign Currency Contracts	—	(861,066)	—	(861,066)
Futures	(2,367,073)	—	—	(2,367,073)
Total Liabilities	$(2,367,073)	$(6,296,879)	$—	$(8,663,952)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the year ended December 31, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/2017	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Emerging Markets Corporate Debt Fund - Class P	$83,135,332	$4,246,193	$—	$3,548,104	$90,929,629	$4,246,193	$—	$—
Voya Emerging Markets Hard Currency Debt Fund - Class P	126,279,438	6,392,252	—	7,964,611	140,636,301	6,392,252	—	—
Voya Emerging Markets Local Currency Debt Fund - Class P	59,236,701	2,319,612	—	6,251,284	67,807,597	2,319,612	—	—
Voya Floating Rate Fund Class P	23,029,585	1,095,628	—	(296,336)	23,828,877	1,092,827	—	—
Voya High Yield Bond Fund - Class P	98,027,562	36,602,923	(9,180,993)	811,455	126,260,947	7,702,924	(180,993)	—
Voya Investment Grade Credit Fund Class P	131,182,083	7,669,399	—	2,285,441	141,136,923	4,835,637	—	2,835,003
Voya Securitized Credit Fund Class P	123,996,498	6,919,761	—	4,262,862	135,179,121	6,462,370	—	457,464
	$644,887,199	$65,245,768	$(9,180,993)	$24,827,421	$725,779,395	$33,051,815	$(180,993)	$3,292,467

The financial statements for the above mutual fund[s] can be found at www.sec.gov.
See Accompanying Notes to Financial Statements
100

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

At December 31, 2017, the following forward foreign currency contracts were outstanding for Voya Intermediate Bond Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 3,785,315	PLN 13,782,743	Barclays Bank PLC	01/12/18	$(174,205)
USD 531,045	RON 2,063,414	Barclays Bank PLC	01/12/18	476
USD 3,368,707	HUF 884,306,740	Barclays Bank PLC	01/12/18	(48,016)
USD 4,952,571	MYR 20,214,909	Barclays Bank PLC	03/09/18	(16,679)
USD 4,357,956	THB 142,019,697	Barclays Bank PLC	03/09/18	(7,146)
USD 3,673,772	IDR 50,194,746,125	Barclays Bank PLC	03/09/18	(20,662)
USD 4,073,584	ZAR 56,586,342	Citibank N.A.	01/12/18	(492,356)
USD 3,294,081	BRL 10,946,560	Citibank N.A.	02/09/18	8,833
USD 602,737	PHP 30,666,070	Goldman Sachs International	03/09/18	(10,266)
USD 3,096,567	TRY 11,701,978	HSBC Bank USA N.A.	01/12/18	18,884
USD 4,049,596	MXN 78,679,027	HSBC Bank USA N.A.	02/09/18	77,741
SGD 1,301,140	USD 962,428	HSBC Bank USA N.A.	03/09/18	11,394
USD 3,831,267	RUB 225,086,922	JPMorgan Chase Bank N.A.	01/12/18	(66,401)
USD 2,195,213	COP 6,651,495,118	JPMorgan Chase Bank N.A.	02/09/18	(25,335)
CZK 19,403,537	USD 888,670	Morgan Stanley	01/12/18	23,102
				$(720,636)

At December 31, 2017, the following futures contracts were outstanding for Voya Intermediate Bond Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 10-Year Note	2,328	03/20/18	$288,781,125	$(1,568,804)
U.S. Treasury 2-Year Note	1,535	03/29/18	328,657,892	(746,139)
U.S. Treasury 5-Year Note	95	03/29/18	11,035,586	(52,130)
U.S. Treasury Ultra Long Bond	611	03/20/18	102,437,969	452,188
			$730,912,572	$(1,914,885)
Short Contracts
U.S. Treasury Long Bond	(10)	03/20/18	(1,530,000)	2,481
U.S. Treasury Ultra 10-Year Note	(2,659)	03/20/18	(355,142,687)	1,636,042
			$(356,672,687)	$1,638,523

At December 31, 2017, the following centrally cleared credit default swaps were outstanding for Voya Intermediate Bond Portfolio:
Centrally Cleared Credit Default Swaps on Credit Indices — Buy Protection(1)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Financing Rate (%)	Payment Frequency	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
iTraxx Europe Crossover Index, Series 28, Version 1	Buy	(5.000)	Quarterly	12/20/22	EUR 113,480,000	$(16,595,688)	$(96,606)
						$(16,595,688)	$(96,606)

Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection(4)
Reference Entity/Obligation	Buy/Sell Protection	(Pay)/Receive Financing Rate (%)	Payment Frequency	Termination Date	Notional Amount(2)	Fair Value(3)	Unrealized Appreciation/ (Depreciation)
CDX North American High Yield Index, Series 29, Version 1	Sell	5.000	Quarterly	12/20/22	USD 107,770,000	$8,928,206	$126,564
						$8,928,206	$126,564

See Accompanying Notes to Financial Statements
101

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

(1)
If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(3)
The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation’s credit soundness and a greater likelihood or risk of default or other credit event occurring.

(4)
If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either i) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or ii) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

At December 31, 2017, the following centrally cleared interest rate swaps were outstanding for Voya Intermediate Bond Portfolio:
Pay/Receive Floating Rate	Floating Rate Index	Floating Rate Index Payment Frequency	Fixed Rate	Fixed Rate Payment Frequency	Maturity Date	Notional Amount	Fair Value	Unrealized Appreciation/ (Depreciation)
Pay	3-month USD-LIBOR	Quarterly	1.460%	Semi-Annual	10/13/20	USD 225,664,000	$(4,229,375)	$(4,229,375)
Pay	3-month USD-LIBOR	Quarterly	2.372	Semi-Annual	10/13/30	USD 50,908,000	(622,909)	(622,909)
Pay	3-month USD-LIBOR	Quarterly	2.510	Semi-Annual	10/13/35	USD 29,003,000	(147,039)	(147,039)
Pay	3-month USD-LIBOR	Quarterly	2.593	Semi-Annual	10/13/40	USD 40,443,000	172,566	172,566
Receive	3-month USD-LIBOR	Quarterly	1.668	Semi-Annual	10/30/19	USD 444,148,000	2,987,426	2,987,426
Receive	3-month USD-LIBOR	Quarterly	1.780	Semi-Annual	10/13/22	USD 112,415,000	2,384,493	2,384,493
Receive	3-month USD-LIBOR	Quarterly	2.619	Semi-Annual	10/13/45	USD 35,916,000	(339,884)	(339,884)
							$205,278	$205,278

Currency Abbreviations
BRL –  Brazilian Real
COP – Colombian Peso
CZK – Czech Koruna
EUR – EU Euro
HUF – Hungarian Forint
IDR – Indonesian Rupiah
MXN – Mexican Peso
MYR – Malaysian Ringgit
PHP – Philippine Peso
PLN – Polish Zloty
RON – Romanian New Leu
RUB – Russian Ruble
SGD – Singapore Dollar
THB – Thai Baht
TRY – Turkish Lira
USD – United States Dollar
ZAR – South African Rand
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$140,430
Interest rate contracts	Net Assets — Unrealized appreciation*	2,090,711
Credit contracts	Net Assets — Unrealized depreciation**	126,564
Interest rate contracts	Net Assets — Unrealized appreciation**	5,544,485
Total Asset Derivatives		$7,902,190

See Accompanying Notes to Financial Statements
102

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$861,066
Interest rate contracts	Net Assets — Unrealized depreciation*	2,367,073
Credit contracts	Net Assets — Unrealized depreciation**	96,606
Interest rate contracts	Net Assets — Unrealized depreciation**	5,339,207
Total Liability Derivatives		$8,663,952

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

**
Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the table following the Portfolio of Investments. Only current days variation margin receivable/payable is included on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Forward foreign currency contracts**	Futures	Swaps	Written options	Total
Credit contracts	$(298,550)	$—	$—	$(2,967,722)	$—	$(3,266,272)
Equity contracts	—	—	99,800	—	—	99,800
Foreign exchange contracts	—	(1,696,339)	—	—	—	(1,696,339)
Interest rate contracts	(23,754)	—	(4,099,061)	14,760,411	39,616	10,677,212
Total	$(322,304)	$(1,696,339)	$(3,999,261)	$11,792,689	$39,616	$5,814,401

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts**	Futures	Swaps	Total
Credit contracts	$—	$—	$762,423	$762,423
Equity contracts	—	(689,706)	—	(689,706)
Foreign exchange contracts	(482,634)	—	—	(482,634)
Interest rate contracts	—	2,692,340	(14,525,790)	(11,833,450)
Total	$(482,634)	$2,002,634	$(13,763,367)	$(12,243,367)

*
Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**
Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2017:
	Barclays Bank PLC	BNP Paribas Bank	Citibank N.A.	Goldman Sachs International	HSBC Bank USA N.A.	JPMorgan Chase Bank N.A.	Morgan Stanley Capital Services LLC	Totals
Assets:
Forward foreign currency contracts	$476	$—	$8,833	$—	$108,019	$—	$23,102	$140,430
Total Assets	$476	$—	$8,833	$—	$108,019	$—	$23,102	$140,430
Liabilities:
Forward foreign currency contracts	$266,708	$—	$492,357	$10,266	$—	$91,736	$—	$861,067
Total Liabilities	$266,708	$—	$492,357	$10,266	$—	$91,736	$—	$861,067
Net OTC derivative instruments by counterparty, at fair value	$(266,232)	$—	$(483,524)	$(10,266)	$108,019	$(91,736)	$23,102	(720,637)
Total collateral pledged by the Portfolio/ (Received from counterparty)	$—	$—	$483,524	$—	$—	$—	$—	$483,524
Net Exposure(1)(2)	$(266,232)	$—	$—	$(10,266)	$108,019	$(91,736)	$23,102	$(237,113)

See Accompanying Notes to Financial Statements
103

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Intermediate Bond Portfolio	as of December 31, 2017 (continued)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

(2)
At December 31, 2017, the Portfolio had pledged $513,000 in cash collateral to Citibank N.A. Excess cash collateral is not shown for financial reporting purposes.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $4,264,826,754.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$80,447,902
Gross Unrealized Depreciation	(44,231,382)
Net Unrealized Appreciation	$36,216,520

See Accompanying Notes to Financial Statements
104

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.0%
		Consumer Discretionary: 11.7%
151,265 (1)		Big Lots, Inc.	$8,493,530	1.2
50,168 (1)		Childrens Place Retail Stores, Inc.	7,291,919	1.0
133,814 (2)		Dave & Buster’s Entertainment, Inc.	7,382,518	1.0
389,560 (2)		Gray Television, Inc.	6,525,130	0.9
53,625		Lithia Motors, Inc.	6,091,264	0.8
54,997		Marriott Vacations Worldwide Corp.	7,436,144	1.0
190,162 (1)		Red Rock Resorts, Inc.	6,416,066	0.9
1,028,346	(3)(4)	Other Securities	36,325,294	4.9
			85,961,865	11.7
		Consumer Staples: 2.6%
198,822 (2)		Performance Food Group Co.	6,581,008	0.9
832,840	(3)(4)	Other Securities	12,616,228	1.7
			19,197,236	2.6
		Energy: 3.5%
411,365 (2)		Forum Energy Technologies, Inc.	6,396,726	0.9
1,155,077	(3)(4)	Other Securities	19,203,561	2.6
			25,600,287	3.5
		Financials: 20.8%
246,852		CenterState Bank Corp.	6,351,502	0.9
135,461		Chemical Financial Corp.	7,243,100	1.0
164,225		Great Western Bancorp, Inc.	6,536,155	0.9
98,330		Independent Bank Group, Inc.	6,647,108	0.9
161,121		MB Financial, Inc.	7,173,107	1.0
484,632		OM Asset Management Plc	8,117,586	1.1
69,500		Piper Jaffray Cos.	5,994,375	0.8
347,851		Radian Group, Inc.	7,169,209	1.0
110,543		Selective Insurance Group	6,488,874	0.9
283,389		Sterling Bancorp/DE	6,971,369	0.9
129,728		Stifel Financial Corp.	7,726,600	1.0
73,420		Wintrust Financial Corp.	6,047,605	0.8
2,899,712 (4)		Other Securities	70,063,045	9.6
			152,529,635	20.8
		Health Care: 13.1%
124,490 (2)		AMN Healthcare Services, Inc.	6,131,132	0.8
195,168		Healthsouth Corp.	9,643,251	1.3
142,309 (2)		Prestige Brands Holdings, Inc.	6,319,943	0.9
1,638,292	(3)(4)	Other Securities	73,853,492	10.1
			95,947,818	13.1
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Industrials: 15.7%
197,652	ABM Industries, Inc.	$7,455,434	1.0
127,336 (2)	Atlas Air Worldwide Holdings, Inc.	7,468,256	1.0
130,290 (2)	Beacon Roofing Supply, Inc.	8,307,290	1.1
60,048	Curtiss-Wright Corp.	7,316,849	1.0
82,235	EMCOR Group, Inc.	6,722,711	0.9
96,505	Granite Construction, Inc.	6,121,312	0.8
217,525 (1)	Schneider National, Inc.	6,212,514	0.9
133,752 (2)	SPX FLOW, Inc.	6,359,908	0.9
137,924	Tetra Tech, Inc.	6,641,041	0.9
176,590	Universal Forest Products, Inc.	6,643,316	0.9
82,995	Watts Water Technologies, Inc.	6,303,470	0.9
80,534	Woodward, Inc.	6,164,072	0.8
1,248,020 (4)	Other Securities	33,614,554	4.6
		115,330,727	15.7
	Information Technology: 13.9%
432,827 (2)	8x8, Inc.	6,102,861	0.8
59,477 (2)	CACI International, Inc.	7,871,781	1.1
72,660 (2)	Euronet Worldwide, Inc.	6,123,058	0.9
213,805 (2)	Everbridge, Inc.	6,354,285	0.9
43,226	Fair Isaac Corp.	6,622,223	0.9
99,842	j2 Global, Inc.	7,491,145	1.0
98,745 (2)	Plexus Corp.	5,995,796	0.8
74,238 (2)	Proofpoint, Inc.	6,593,077	0.9
49,250	SYNNEX Corp.	6,695,538	0.9
986,954 (4)	Other Securities	42,024,254	5.7
		101,874,018	13.9
	Materials: 5.3%
125,262	Carpenter Technology Corp.	6,387,109	0.9
295,845	Commercial Metals Co.	6,307,415	0.8
721,786	Other Securities	26,214,616	3.6
		38,909,140	5.3
	Real Estate: 6.3%
778,630	Cousins Properties, Inc.	7,202,327	1.0
339,407	Easterly Government Properties, Inc.	7,242,945	1.0
178,494	Hudson Pacific Properties, Inc.	6,113,420	0.8
994,332	Other Securities	25,362,803	3.5
		45,921,495	6.3
	Telecommunication Services: 1.4%
620,438 (4)	Other Securities	10,278,596	1.4
	Utilities: 2.7%
326,657	Other Securities	19,486,236	2.7
	Total Common Stock (Cost $616,824,947)	711,037,053	97.0

See Accompanying Notes to Financial Statements
105

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
EXCHANGE-TRADED FUNDS: 0.7%
36,699	Other Securities	$5,595,130	0.7
	Total Exchange-Traded Funds (Cost $4,678,779)	5,595,130	0.7
	Total Long-Term Investments (Cost $621,503,726)	716,632,183	97.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.7%
	Securities Lending Collateral(5): 3.8%
1,391,220	Bank of Nova Scotia/New York, Repurchase Agreement dated 12/29/17, 1.36%, due 01/02/18 (Repurchase Amount $1,391,427, collateralized by various U.S. Government Securities, 0.125%-3.625%, Market Value plus accrued interest $1,419,259, due 01/31/19-09/09/49)	1,391,220	0.2
6,613,397	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $6,614,419, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $6,745,665, due 01/31/18-06/20/63)	6,613,397	0.9
6,613,397	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $6,614,433, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $6,745,665, due 01/11/18-12/01/51)	6,613,397	0.9
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(5) (continued)
6,613,397	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $6,614,441, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $6,745,665, due 02/15/43-02/15/44)	$6,613,397	0.9
6,613,397	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $6,614,578, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $6,797,048, due 01/15/19-02/15/46)	6,613,397	0.9
		27,844,808	3.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.9%
13,819,000 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $13,819,000)	13,819,000	1.9
	Total Short-Term Investments (Cost $41,663,808)	41,663,808	5.7
	Total Investments in Securities (Cost $663,167,534)	$758,295,991	103.4
	Liabilities in Excess of Other Assets	(25,252,810)	(3.4)
	Net Assets	$733,043,181	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.

See Accompanying Notes to Financial Statements
106

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Small Company Portfolio	as of December 31, 2017 (continued)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Security, or a portion of the security, is on loan.

(2)
Non-income producing security.

(3)
The grouping contains securities on loan.

(4)
The grouping contains non-income producing securities.

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2017.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$711,037,053	$—	$—	$711,037,053
Exchange-Traded Funds	5,595,130	—	—	5,595,130
Short-Term Investments	13,819,000	27,844,808	—	41,663,808
Total Investments, at fair value	$730,451,183	$27,844,808	$—	$758,295,991

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $664,852,623.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$110,786,000
Gross Unrealized Depreciation	(17,342,632)
Net Unrealized Appreciation	$93,443,368

See Accompanying Notes to Financial Statements
107

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2017 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Balanced Portfolio
Class I	NII	$0.4058
Class S	NII	$0.3649
Voya Global Equity Portfolio
Class ADV	NII	$0.1863
Class I	NII	$0.2394
Class S	NII	$0.2130
Class S2	NII	$0.2093
Class T	NII	$0.1729
Voya Government Money Market Portfolio
Class I	NII	$0.0059
Class S	NII	$0.0044
All Classes	STCG	$0.0002
Voya Growth and Income Portfolio
Class ADV	NII	$0.4058
Class I	NII	$0.5584
Class S	NII	$0.4724
Portfolio Name	Type	Per Share Amount
Voya Growth and Income Portfolio (continued)
Class S2	NII	$0.4349
All Classes	STCG	$0.8191
All Classes	LTCG	$2.7609
Voya Intermediate Bond Portfolio
Class ADV	NII	$0.3622
Class I	NII	$0.4302
Class S	NII	$0.3954
Class S2	NII	$0.3749
Voya Small Company Portfolio
Class ADV	NII	$—
Class I	NII	$0.0767
Class R6	NII	$0.0767
Class S	NII	$0.0283
All Classes	STCG	$0.2409
All Classes	LTCG	$2.1182

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended December 31, 2017, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Balanced Portfolio	34.36%
Voya Global Equity Portfolio	66.77%
Voya Growth and Income Portfolio	37.70%
Voya Small Company Portfolio	54.34%
For the year ended December 31, 2017, 42.16% of ordinary income dividends paid by Voya Growth and Income Portfolio are designated as qualified dividend income (QDI) subject to reduced income tax rates for individuals.
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Growth and Income Portfolio	$297,433,409
Voya Small Company Portfolio	$68,540,770
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
108

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited)

The business and affairs of each Company/Trust are managed under the direction of the Board. A Director/Trustee, who is not an interested person of the Company/Trust, as defined in the 1940 Act, is an independent director/trustee (“Independent Director/Trustee”). The Directors/Trustees and Officers of the Company/Trust are listed below. The Statement of Additional Information includes additional information about directors/trustees of the Company/Trust and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Independent Directors/Trustees*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director/Trustee	May 2013 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Chairperson Director/Trustee	January 2014 – Present May 2013 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director/Trustee	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (23 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 67	Director/Trustee	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director/Trustee	December 2007 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Director/Trustee	May 2013 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director/Trustee	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director/Trustee	May 2013 – Present	Consultant (May 2001 – Present).	151	None.
109

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director/ Trustee(2)	Other Board Positions Held by Director/Trustee
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director/Trustee	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director/Trustee	May 2013 – Present	Retired.	151	None.
Director/Trustee who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director/Trustee	December 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Directors/Trustees serve until their successors are duly elected and qualified. The tenure of each Director/Trustee who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director/Trustee”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director/Trustee shall retire from and cease to be a member of the Board of Directors/Trustees at the close of business on December 31 of the calendar year in which the Independent Director/Trustee attains the age of 75. A majority vote of the Board’s other Independent Directors/Trustees may extend the retirement date of an Independent Director/Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Company/Trust under applicable law, whether for the purposes of appointing a successor to the Independent Director/Trustee or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors/Trustees).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2018.

(3)
Mr. Mathews is deemed to be an “interested person” of the Company/Trust as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc. or Voya Financial, Inc.’s affiliates.

*
Effective December 31, 2017, Peter S. Drotch retired as a Director/Trustee of the Board.

110

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	President and Chief Executive Officer	December 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Executive Vice President	April 2002 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 67	Executive Vice President Chief Investment Risk Officer	March 2002 – Present May 2013 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	June 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Vice President	March 2003 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Anti-Money Laundering Officer, Voya Investments Distributor, LLC (April 2010 – Present). Anti-Money Laundering Officer, Voya Financial, Inc. (January 2013 – Present); and Anti-Money Laundering Officer, Voya Investment Management Trust Co. (October 2012 – Present).
111

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company/ Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
Micheline S. Faver 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Secretary	May 2013 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Assistant Secretary	May 2013 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors/Trustees and until their successors shall have been elected and qualified.

112

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
At a meeting held on November 16, 2017, the Board, including a majority of the Independent Directors/Trustees, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and Voya Balanced Portfolio, Inc., Voya Government Money Market Portfolio, Voya Intermediate Bond Portfolio, Voya Variable Funds, and Voya Variable Portfolios, Inc. (collectively, the “Registrants”), on behalf of Voya Balanced Portfolio, Voya Global Equity Portfolio, Voya Growth and Income Portfolio, Voya Intermediate Bond Portfolio, Voya Government Money Market Portfolio, and Voya Small Company Portfolio (the “Portfolios”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”), for an additional one year period ending November 30, 2018. In determining to renew such contracts, the Board took into account information furnished to it throughout the year at meetings of the Board and its committees, including regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2017, the Independent Directors/Trustees also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “Management”) on October 12, 2017, and November 14, 2017, specifically to review and consider materials related to the proposed continuance of each Management Contract and Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Directors/Trustees and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors/Trustees. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a structured process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and three Investment Review Committees (the “IRCs”), each of which includes only Independent Directors/Trustees as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Directors/Trustees request, and Management provides, certain information that the Independent Directors/Trustees deem to be important or potentially relevant. The Independent Directors/Trustees retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group, and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.

113

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, experienced sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Registrants’ Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contracts and Sub-Advisory Contracts were appropriate.
Portfolio Performance
In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category, Selected
Peer Group and primary benchmark. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, by the Registrants’ Chief Investment Risk Officer.
Economies of Scale
When evaluating the reasonableness of management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee schedules. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when a Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, they may have fee waiver and/or expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Directors/Trustees also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fee rates, the Board considered that breakpoints would inure to the benefit of the Manager.
Information Regarding Services to Other Clients
The Board considered information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences. The Board also considered that the fee schedules charged to the Portfolios and other institutional clients of the Manager or the Sub-Adviser (including other investment companies) and the performance of the Portfolios and the other accounts, as applicable, may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies; market differences in fee schedules that existed when a Portfolio first was organized; differences in the original sponsors; investment capacity constraints that existed when certain contracts were first agreed upon or

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that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the contractual sub-advisory fee schedule payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual management fee rates that are paid to the Sub-Adviser, as compared to the portion retained by the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also received information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 12, 2017, November 14, 2017, and/or November 16, 2017 meetings in relation to approving each Portfolio’s Management Contracts and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The performance data provided to the Board primarily was for various periods ended March 31, 2017. In addition, the Board also considered at its October 12, 2017, November 14, 2017, and November 16, 2017 meetings certain additional data regarding performance and Portfolio asset levels and flows as of August 31, 2017, and September 30, 2017. Each Portfolio’s management fee rate and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.
Voya Balanced Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Balanced Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the ten-year period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the one-year period, during which it outperformed; and (3) the Portfolio

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is ranked in the first (highest) quintile of its Morningstar category for the one-year period, the second quintile for the year-to-date period, the third quintile for the three-year and five-year periods, and the fourth quintile for the ten-year period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is equal to the median and below the average net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Global Equity Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Global Equity Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the five-year period, during which it underperformed; (2) the Portfolio outperformed its primary benchmark for the year-to-date and one-year periods, and underperformed for the three-year and five-year periods; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods, the third quintile for the three-year period, and the fourth quintile for the five-year period.
In analyzing this performance data, the Board took into account Management’s representations that there was a change in the Portfolio’s portfolio management team and investment strategies in 2013, and during more recent periods, the Portfolio’s performance vis-à-vis its Morningstar category has been favorable.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher assets levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Government Money Market Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Government Money Market Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category median for all periods presented; and (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and ten-year periods, during which it outperformed.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including

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the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Growth and Income Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Growth and Income Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the three-year and five-year periods, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and one-year periods, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date and one-year periods, the third quintile for the three-year and ten-year periods, and the fourth quintile for the five-year period.
In analyzing this performance data, the Board took into account: (1) Management’s representations regarding the effect that stock selection and sector allocation had on the Portfolio’s performance; and (2) Management’s discussion of the Portfolio’s favorable performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board
took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is below the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Intermediate Bond Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Intermediate Bond Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, and the second quintile for the year-to-date, one-year and ten-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median

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and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Small Company Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Small Company Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio outperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for all periods presented.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee rate.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

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Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809
Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-CAPAPALL         (1217-022218)

Annual Report
December 31, 2017
Classes I and S
Domestic Equity Index Portfolios
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Voya Index Plus LargeCap Portfolio

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Voya Index Plus MidCap Portfolio

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Voya Index Plus SmallCap Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for the Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

After a Strong Year, Positive Expectations
Dear Shareholder,
The U.S. equity market proved resilient throughout 2017, posting a “perfect pitch” year with not one single month of negative returns. A lot of chatter in the markets has focused on the low levels of volatility that prevailed in 2017, and whether 2018 will be the year that volatility returns (witness early February markets). As usual there are also any number of geopolitical or other risks that could cause a sell-off, but we are heartened by the reality of macroeconomic fundamentals, which include strong and synchronous global growth; we believe these would likely be a governor on a rise in volatility.
We believe the United States, Europe and China will continue to dominate the world economy in 2018. Combined, the three account for about $48 trillion of GDP, more than 60% of the $79 trillion global GDP produced each year. And the rest of the world still has its own positive backdrop: The International Monetary Fund projects that 185 of 190 national economies will grow in 2018.
While economic growth may be synchronous across the globe, it is not likely to be uniform — thus, broad global diversification across continents and asset classes remains important for positioning your portfolio to benefit from potential opportunities. Regardless of where individual markets are in their business cycles, we believe investors are best served by following their asset allocation plan and avoiding the temptation to time entry or exit points.
If your goals have changed, thoroughly discuss them with your investment advisor before making any changes to your investment strategy. We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
January 19, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

Market Perspective: Year Ended December 31, 2017

In our semi-annual report we described how global equities, in the form of the MSCI World IndexSM (the “Index”), measured in local currencies, including net reinvested dividends, rose 8.25%, carried higher in what seemed to be the path of least resistance. Investor sentiment was still trying to come to terms with the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, the Index continued its advance, rising in every month, to end up 18.48% for the fiscal year. (The Index returned 22.40% for the year ended December 31, 2017, measured in U.S. dollars.)
By mid-year most commentators had largely discounted a reflation trade driven by U.S. legislative initiatives. But this did not mean that such initiatives were dead; just that the credibility of anything market friendly coming out of them had fallen very low. The President had said on February 9 that he would announce his pro-growth tax reform plan in the coming weeks. Nothing solid had emerged and by early July the Senate was still pre-occupied with the Affordable Care Act (“ACA”), desperately trying to pass any version of a repeal and replace bill. Such attempts finally foundered in the early hours of July 28.
But investors could still take comfort in a narrative of improving global growth and corporate earnings, with monetary conditions still historically easy, to underpin the prices of risk assets. The evidence was there to see. In August the Wall Street Journal observed that the prices of base metals had recently hit multi-year highs, inferring that investors were increasingly bullish on global growth, and later noted that every country tracked by the Organization for Economic Cooperation and Development was set to grow in 2017.
In the euro zone, unemployment ended November at 8.8%, the lowest since January 2009. Gross domestic product (“GDP”) grew 2.5% year-over-year in the third quarter of 2017, slightly higher than the U.S. (2.3%). The European Central Bank finally confirmed that monthly bond purchases would be halved to €30 billion in 2018. The region’s Economic Sentiment Indicator ended the period at the highest since 2000.
China’s GDP growth in the second quarter of 2017 was a healthy 6.9% year-over-year and 6.8% in the third. Imports were continuing to grow at double-digit year-over-year rates, supporting global demand. Excessive debt remained a problem in financial markets, however. In November the authorities announced curbs on leverage in asset management products and promises of guaranteed returns.
Even Japan contributed some good news with GDP rising in the third quarter of 2017 for the seventh straight quarter.
In the U.S., the Federal Reserve (“Fed”) added 25bp (0.25%) to the federal funds rate in March and did so again in June. But areas of sluggishness, like low core consumer price inflation and wage growth persisted into September, which started with devastating hurricanes and rising geo-political tensions with North Korea. Some commentators suggested that the Fed might be done for the year.
However, the hurricanes subsided, geo-political tensions cooled and yet another forlorn attempt to replace the ACA was shrugged off. The December employment report showed the unemployment rate barely above 4%, near the lowest since February 2001. Third quarter GDP growth was reported at 3.2% (annualized) after 3.1% in the second. The outline of a long-awaited pro-growth tax reform program was finally announced, although moving day by day to bring recalcitrant senators on board. For investors, its key feature was a reduction in the corporate tax rate to 21%, which many believed would be used to increase share buy-backs and dividends. The Fed duly raised the federal funds rate by another 25bp (0.25%) in December and the tax bill was signed into law on December 22.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 3.54% in the fiscal year. The Treasury yield curve became flatter, with yields on maturities up to about nine years rising and those on longer maturities falling. Thus the Bloomberg Barclays U.S. Treasury Bond Index rose 2.31% while the Bloomberg Barclays Long-Term U.S. Treasury sub-index gained 8.53%. Indices of riskier classes generally outperformed Treasuries: the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index climbed 6.42%, the Bloomberg Barclays High-Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 7.50%.
U.S. equities, represented by the S&P 500® Index including dividends, surged 21.83% in 2017. The earnings per share of its constituent companies grew 6.4% year-over-year in the third quarter of 2017, after two quarters of double-digit gains. Technology was the leader, soaring 38.83%. Telecommunications and energy were the laggards, falling 1.25% and 1.01% respectively. Index companies thought to offer comparatively good earnings growth outperformed those considered to offer comparatively good value by more than 12%.
In currencies, the dollar fell 12.37% against the euro, 8.63% against the pound, reflecting some dissipation of the post-election reflation euphoria. In the meantime, the euro zone’s prospects had improved, while some of the panic over Brexit had faded. The dollar slipped 3.65% against the yen, moving within a narrow trading range for most of the year.
In international markets, the MSCI Japan® Index jumped 19.75% over the year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index rose 13.59%. Aside from the positive developments noted above, corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. But gains were muted by the strengthening euro. The MSCI UK® Index rose 11.94%. GDP growth was down to 0.4% in each of the middle two quarters, Brexit negotiations were slow and inconclusive and we believe by year end it was abundantly clear that the UK’s position was very weak.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
S&P MidCap 400® Index	An index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600® Index	An index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
3

Voya Index Plus LargeCap Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2017 (as a percentage of net assets)

Information Technology	24.9%
Financials	14.7%
Health Care	13.5%
Consumer Discretionary	10.7%
Industrials	10.5%
Consumer Staples	8.5%
Energy	5.8%
Utilities	3.1%
Real Estate	3.0%
Materials	2.6%
Telecommunication Services	1.9%
Assets in Excess of Other Liabilities*	0.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Index Plus LargeCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P 500® Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA, James Ying, CFA, and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2017, the Portfolio’s Class I shares provided a total return of 24.64% compared to the S&P 500® Index, which returned 21.83% for the same period.
Portfolio Specifics: For the reporting year, the Portfolio outperformed the S&P 500® Index due to strong stock selection. While all sectors contributed favorably to relative outperformance for the period, stock selection was strongest within the industrials and energy sectors. By contrast, stock selection within the telecommunication services and health care sectors detracted from performance. On an individual security basis, an underweight position in General Electric Company and overweight positions in Red Hat, Inc. and Boeing Company contributed to results. Detractors for the period included overweight positions in Foot Locker, Inc., Campbell Soup Company and Noble Energy, Inc. The portfolio’s allocation to cash, although within typically range, slightly detracted from returns.
Current Strategy and Outlook: This is an actively managed strategy that incorporates research from both our fundamental equity team and our proprietary quantitative models (i.e. “quantamental”). Our proprietary quantitative model is designed to
Top Ten Holdings as of December 31, 2017 (as a percentage of net assets)

Microsoft Corp.	3.6%
Apple, Inc.	3.2%
Johnson & Johnson	2.3%
Exxon Mobil Corp.	2.2%
Alphabet, Inc. - Class A	2.1%
Bank of America Corp.	1.9%
JPMorgan Chase & Co.	1.9%
AT&T, Inc.	1.7%
Pfizer, Inc.	1.7%
Home Depot, Inc.	1.7%
Portfolio holdings are subject to change daily.
emphasize what we consider to be high quality, profitable companies that are relatively undervalued, have growth potential and are favored by investors. The Portfolio also utilizes fundamental equity research to select companies that would outperform the Index and that are uncorrelated to our quantitative models. This approach of combining fundamental equity research with in-house quantitative models seeks to provide diversified excess returns and disciplined, risk-controlled portfolios.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
4

Portfolio Managers’ Report	Voya Index Plus LargeCap Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Class I	24.64%	15.97%	7.78%
Class S	24.30%	15.69%	7.51%
S&P 500® Index	21.83%	15.79%	8.50%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Plus LargeCap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

5

Voya Index Plus MidCap Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2017 (as a percentage of net assets)

Information Technology	17.3%
Financials	17.0%
Industrials	15.4%
Consumer Discretionary	12.6%
Real Estate	8.9%
Health Care	7.6%
Materials	7.0%
Utilities	5.1%
Energy	3.9%
Consumer Staples	3.5%
Assets in Excess of Other Liabilities*	1.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Index Plus MidCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P MidCap 400® Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA, Kai Yee Wong, and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2017, the Portfolio’s Class I shares provided a total return of 13.58% compared to the S&P MidCap 400® Index, which returned 16.24% for the same period.
Portfolio Specifics: For the reporting year, the Portfolio underperformed the S&P MidCap 400® Index, due to weak stock selection. On the sector level, stock selection within the information technology and consumer discretionary sectors had the largest negative impact on performance. By contrast, holdings within the financials and consumer staples sectors contributed the most to returns. The Portfolio’s allocation to cash, although within typical range for the Portfolio, was also a slight drag on performance. On an individual security basis, overweight positions in QEP Resources, Inc., Dick’s Sporting Goods, Inc. and an out-of-benchmark position in Foot Locker, Inc. were among the key detractors for the period. Key contributors included overweight positions in CalAtlantic Group, Inc., Thor Industries, Inc. and PBF Energy, Inc.
Current Strategy and Outlook: This is an actively managed strategy that incorporates research from both our fundamental equity team and our proprietary quantitative models (i.e. “quantamental”). Our proprietary quantitative model is designed to
Top Ten Holdings as of December 31, 2017* (as a percentage of net assets)

Steel Dynamics, Inc.	1.2%
East West Bancorp, Inc.	1.1%
CDK Global, Inc.	1.0%
WellCare Health Plans, Inc.	1.0%
Domino’s Pizza, Inc.	1.0%
Manpowergroup, Inc.	1.0%
Ingredion, Inc.	1.0%
JetBlue Airways Corp.	1.0%
Fortinet, Inc.	1.0%
Carlisle Cos., Inc.	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
emphasize what we consider to be high quality, profitable companies that are relatively undervalued, have growth potential and are favored by investors. The Portfolio also utilizes fundamental equity research to select companies that would outperform the Index and that are uncorrelated to our quantitative models. This approach of combining fundamental equity research with in-house quantitative models seeks to provide diversified excess returns and disciplined, risk-controlled portfolios.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
6

Portfolio Managers’ Report	Voya Index Plus MidCap Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Class I	13.58%	14.21%	8.53%
Class S	13.29%	13.91%	8.25%
S&P MidCap 400® Index	16.24%	15.01%	9.97%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Plus MidCap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

7

Voya Index Plus SmallCap Portfolio	Portfolio Managers’ Report

Sector Diversification as of December 31, 2017 (as a percentage of net assets)

Industrials	20.3%
Financials	16.6%
Consumer Discretionary	15.7%
Information Technology	13.4%
Health Care	13.4%
Real Estate	5.8%
Materials	5.2%
Energy	3.1%
Utilities	2.7%
Consumer Staples	2.6%
Telecommunication Services	0.8%
Assets in Excess of Other Liabilities*	0.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Index Plus SmallCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P SmallCap 600® Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA, Kai Yee Wong and Steve Wetter, Portfolio Managers, of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance: For the year ended December 31, 2017, the Portfolio’s Class I shares provided a total return of 9.91% compared to the S&P SmallCap 600® Index, which returned 13.23% for the same period.
Portfolio Review: For the reporting year, the Portfolio underperformed the S&P SmallCap 600® Index due primarily to weak stock selection. On the sector level, stock selection within the information technology and consumer discretionary sectors had the largest negative impact on performance. By contrast, Portfolio holdings within the materials and real estate sectors contributed favorably to return. The Portfolio’s allocation to cash, although within typical range for the Portfolio, was also a slight drag on performance. On an individual security level basis, an underweight position in Nektar Therapeutics and overweight positions in Cardtronics plc Class A and Big 5 Sporting Goods Corporation were among the key detractors for the period. Key contributors include overweight positions in Boise Cascade Co., Merit Medical Systems, Inc., and Boyd Gaming Corporation.
Current Strategy and Outlook: This is an actively managed strategy that incorporates research from both our fundamental equity team and our proprietary quantitative models (i.e. “quantamental”). Our proprietary quantitative model is designed to
Top Ten Holdings as of December 31, 2017* (as a percentage of net assets)

TopBuild Corp.	1.1%
Chemed Corp.	1.1%
Evercore, Inc.	1.0%
Boyd Gaming Corp.	1.0%
Nektar Therapeutics	1.0%
Childrens Place Retail Stores, Inc.	1.0%
On Assignment, Inc.	1.0%
CACI International, Inc.	1.0%
Marriott Vacations Worldwide Corp.	0.9%
Barnes Group, Inc.	0.9%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
emphasize what we consider to be high quality, profitable companies that are relatively undervalued, have growth potential and are favored by investors. The Portfolio also utilizes fundamental equity research to select companies that would outperform the Index and that are uncorrelated to our quantitative models. This approach of combining fundamental equity research with in-house quantitative models seeks to provide diversified excess returns and disciplined, risk-controlled portfolios.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.
8

Portfolio Managers’ Report	Voya Index Plus SmallCap Portfolio

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	10 Year
Class I	9.91%	15.30%	8.76%
Class S	9.60%	15.01%	8.50%
S&P SmallCap 600® Index	13.23%	15.99%	10.43%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Index Plus SmallCap Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or a variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

9

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*
Voya Index Plus LargeCap Portfolio
Class I	$1,000.00	$1,134.50	0.46%	$2.47	$1,000.00	$1,022.89	0.46%	$2.35
Class S	1,000.00	1,133.00	0.71	3.82	1,000.00	1,021.63	0.71	3.62
Voya Index Plus MidCap Portfolio
Class I	$1,000.00	$1,076.60	0.51%	$2.67	$1,000.00	$1,022.63	0.51%	$2.60
Class S	1,000.00	1,074.80	0.76	3.97	1,000.00	1,021.37	0.76	3.87
Voya Index Plus SmallCap Portfolio
Class I	$1,000.00	$1,075.50	0.52%	$2.72	$1,000.00	$1,022.58	0.52%	$2.65
Class S	1,000.00	1,073.80	0.77	4.02	1,000.00	1,021.32	0.77	3.92

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

10

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors
Voya Variable Portfolios, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio, Voya Index Plus SmallCap Portfolio (the “Funds”), each a series of Voya Variable Portfolios, Inc., including the summary portfolios of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
February 15, 2018
11

Statements of Assets and Liabilities as of December 31, 2017

	Voya Index Plus LargeCap Portfolio	Voya Index Plus MidCap Portfolio	Voya Index Plus SmallCap Portfolio
ASSETS:
Investments in securities at fair value+*	$867,506,647	$636,846,993	$295,760,384
Short-term investments at fair value**	23,620,335	33,532,791	16,574,348
Cash collateral for futures	188,898	228,450	30,053
Receivables:
Investment securities sold	—	—	589,030
Fund shares sold	113,708	205,402	72,318
Dividends	829,417	720,048	314,107
Prepaid expenses	3,321	2,780	1,343
Other assets	84,371	57,079	28,924
Total assets	892,346,697	671,593,543	313,370,507
LIABILITIES:
Payable for investment securities purchased	—	—	598,496
Payable for fund shares redeemed	1,340,046	165,835	305,852
Payable upon receipt of securities loaned	16,065,335	23,066,791	15,244,348
Payable for investment management fees	334,372	275,431	126,835
Payable for distribution and shareholder service fees	21,595	19,096	14,300
Payable to directors under the deferred compensation plan (Note 6)	84,371	57,079	28,924
Payable for directors fees	4,136	3,262	1,532
Other accrued expenses and liabilities	91,409	116,919	53,925
Total liabilities	17,941,264	23,704,413	16,374,212
NET ASSETS	$874,405,433	$647,889,130	$296,996,295
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$606,046,111	$484,711,750	$207,542,830
Undistributed net investment income	13,124,069	5,947,461	2,328,567
Accumulated net realized gain	70,542,963	70,245,474	36,564,418
Net unrealized appreciation	184,692,290	86,984,445	50,560,480
NET ASSETS	$874,405,433	$647,889,130	$296,996,295
+ Including securities loaned at value	$15,713,038	$22,508,977	$14,832,754
* Cost of investments in securities	$682,815,511	$549,954,485	$245,200,950
** Cost of short-term investments	$23,620,335	$33,532,791	$16,574,348
Class I
Net assets	$774,134,558	$559,342,461	$231,350,902
Shares authorized	200,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	26,591,523	24,374,486	8,639,594
Net asset value and redemption price per share	$29.11	$22.95	$26.78
Class S
Net assets	$100,270,875	$88,546,669	$65,645,393
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	3,472,694	3,918,907	2,479,720
Net asset value and redemption price per share	$28.87	$22.59	$26.47
See Accompanying Notes to Financial Statements
12

STATEMENTS OF OPERATIONS for the year ended December 31, 2017

	Voya Index Plus LargeCap Portfolio	Voya Index Plus MidCap Portfolio	Voya Index Plus SmallCap Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$16,809,709	$9,473,298	$3,822,320
Interest	2,077	1,010	735
Securities lending income, net	105,336	154,998	325,762
Total investment income	16,917,122	9,629,306	4,148,817
EXPENSES:
Investment management fees	3,723,177	3,261,145	1,531,921
Distribution and shareholder service fees:
Class S	259,982	239,713	181,730
Transfer agent fees	946	680	430
Shareholder reporting expense	54,750	44,890	31,755
Professional fees	48,305	45,388	25,851
Custody and accounting expense	71,630	68,140	33,075
Director fees	33,095	26,089	12,255
Miscellaneous expense	26,000	23,466	13,706
Interest expense	1,327	2,127	1,227
Total expenses	4,219,212	3,711,638	1,831,950
Waived and reimbursed fees	(119,199)	(100,413)	(48,131)
Net expenses	4,100,013	3,611,225	1,783,819
Net investment income	12,817,109	6,018,081	2,364,998
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	70,431,206	71,152,446	36,369,156
Futures	1,474,307	358,914	343,584
Net realized gain	71,905,513	71,511,360	36,712,740
Net change in unrealized appreciation (depreciation) on:
Investments	97,519,268	4,815,019	(10,956,381)
Futures	(14,631)	202,345	61,731
Net change in unrealized appreciation (depreciation)	97,504,637	5,017,364	(10,894,650)
Net realized and unrealized gain	169,410,150	76,528,724	25,818,090
Increase in net assets resulting from operations	$182,227,259	$82,546,805	$28,183,088
* Foreign taxes withheld	$66,988	$—	$2,056
See Accompanying Notes to Financial Statements
13

Statements of Changes in Net Assets

	Voya Index Plus LargeCap Portfolio		Voya Index Plus MidCap Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$12,817,109	$13,026,318	$6,018,081	$6,641,522
Net realized gain	71,905,513	41,448,819	71,511,360	42,374,802
Net change in unrealized appreciation (depreciation)	97,504,637	18,388,068	5,017,364	55,421,608
Increase in net assets resulting from operations	182,227,259	72,863,205	82,546,805	104,437,932
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(11,620,498)	(10,809,595)	(7,347,533)	(5,342,632)
Class S	(1,432,141)	(1,522,802)	(1,042,875)	(767,459)
Net realized gains:
Class I	(13,314,297)	—	(35,337,304)	(49,733,332)
Class S	(1,942,904)	—	(6,230,786)	(9,821,479)
Total distributions	(28,309,840)	(12,332,397)	(49,958,498)	(65,664,902)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	33,191,342	135,466,784	16,226,066	11,923,509
Reinvestment of distributions	28,309,840	12,332,397	49,958,498	65,664,902
	61,501,182	147,799,181	66,184,564	77,588,411
Cost of shares redeemed	(123,408,714)	(100,880,917)	(116,080,775)	(67,135,634)
Net increase (decrease) in net assets resulting from capital share transactions	(61,907,532)	46,918,264	(49,896,211)	10,452,777
Net increase (decrease) in net assets	92,009,887	107,449,072	(17,307,904)	49,225,807
NET ASSETS:
Beginning of year or period	782,395,546	674,946,474	665,197,034	615,971,227
End of year or period	$874,405,433	$782,395,546	$647,889,130	$665,197,034
Undistributed net investment income at end of year or period	$13,124,069	$12,858,256	$5,947,461	$7,854,991
See Accompanying Notes to Financial Statements
14

Statements of Changes in Net Assets

	Voya Index Plus SmallCap Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$2,364,998	$2,530,705
Net realized gain	36,712,740	26,440,800
Net change in unrealized appreciation (depreciation)	(10,894,650)	41,456,059
Increase in net assets resulting from operations	28,183,088	70,427,564
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(2,087,309)	(1,780,955)
Class S	(473,519)	(456,101)
Net realized gains:
Class I	(19,997,489)	(5,776,000)
Class S	(6,351,708)	(2,170,037)
Total distributions	(28,910,025)	(10,183,093)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	13,519,968	14,297,947
Reinvestment of distributions	28,910,025	10,183,093
	42,429,993	24,481,040
Cost of shares redeemed	(70,891,173)	(33,857,766)
Net decrease in net assets resulting from capital share transactions	(28,461,180)	(9,376,726)
Net increase (decrease) in net assets	(29,188,117)	50,867,745
NET ASSETS:
Beginning of year or period	326,184,412	275,316,667
End of year or period	$296,996,295	$326,184,412
Undistributed net investment income at end of year or period	$2,328,567	$2,524,397

See Accompanying Notes to Financial Statements
15

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expense net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Index Plus LargeCap Portfolio
Class I
12-31-17	24.19	0.42•	5.41	5.83	0.42	0.49	—	0.91	—	29.11	24.64	0.48	0.46	0.46	1.58	774,135	56
12-31-16	22.32	0.42•	1.83	2.25	0.38	—	—	0.38	—	24.19	10.27	0.49	0.44	0.44	1.85	678,267	96
12-31-15	22.48	0.39•	(0.19)	0.20	0.36	—	—	0.36	—	22.32	0.84	0.49	0.44	0.44	1.74	565,257	66
12-31-14	20.05	0.33•	2.41	2.74	0.31	—	—	0.31	—	22.48	13.86	0.44	0.44	0.44	1.58	639,454	72
12-31-13	15.37	0.28•	4.72	5.00	0.32	—	—	0.32	—	20.05	32.92	0.44	0.44	0.44	1.60	601,491	80
Class S
12-31-17	24.00	0.35•	5.37	5.72	0.36	0.49	—	0.85	—	28.87	24.30	0.73	0.71	0.71	1.33	100,271	56
12-31-16	22.14	0.36•	1.82	2.18	0.32	—	—	0.32	—	24.00	9.99	0.74	0.69	0.69	1.59	104,129	96
12-31-15	22.29	0.33•	(0.18)	0.15	0.30	—	—	0.30	—	22.14	0.63	0.74	0.69	0.69	1.49	109,690	66
12-31-14	19.89	0.28•	2.38	2.66	0.26	—	—	0.26	—	22.29	13.54	0.69	0.69	0.69	1.33	129,744	72
12-31-13	15.24	0.24•	4.68	4.92	0.27	—	—	0.27	—	19.89	32.67	0.69	0.69	0.69	1.35	136,884	80
Voya Index Plus MidCap Portfolio
Class I
12-31-17	21.87	0.21•	2.62	2.83	0.30	1.45	—	1.75	—	22.95	13.58	0.53	0.51	0.51	0.96	559,342	75
12-31-16	20.74	0.23	3.18	3.41	0.22	2.06	—	2.28	—	21.87	18.14	0.54	0.49	0.49	1.11	561,057	99
12-31-15	24.58	0.22	(0.45)	(0.23)	0.23	3.38	—	3.61	—	20.74	(1.79)	0.54	0.49	0.49	0.94	513,583	90
12-31-14	23.62	0.21•	1.95	2.16	0.19	1.01	—	1.20	—	24.58	9.56	0.49	0.49	0.49	0.89	577,230	72
12-31-13	17.76	0.17•	5.92	6.09	0.23	—	—	0.23	—	23.62	34.56	0.49	0.49	0.49	0.81	588,001	66
Class S
12-31-17	21.55	0.15•	2.58	2.73	0.24	1.45	—	1.69	—	22.59	13.29	0.78	0.76	0.76	0.71	88,547	75
12-31-16	20.46	0.19	3.12	3.31	0.16	2.06	—	2.22	—	21.55	17.83	0.79	0.74	0.74	0.86	104,140	99
12-31-15	24.29	0.15•	(0.44)	(0.29)	0.16	3.38	—	3.54	—	20.46	(2.06)	0.79	0.74	0.74	0.69	102,389	90
12-31-14	23.35	0.15•	1.93	2.08	0.13	1.01	—	1.14	—	24.29	9.30	0.74	0.74	0.74	0.63	123,119	72
12-31-13	17.56	0.12•	5.85	5.97	0.18	—	—	0.18	—	23.35	34.23	0.74	0.74	0.74	0.56	135,017	66
Voya Index Plus SmallCap Portfolio
Class I
12-31-17	26.91	0.22•	2.25	2.47	0.25	2.35	—	2.60	—	26.78	9.91	0.54	0.52	0.52	0.83	231,351	65
12-31-16	21.97	0.23	5.57	5.80	0.20	0.66	—	0.86	—	26.91	27.32	0.55	0.50	0.50	0.95	243,530	60
12-31-15	22.90	0.19•	(0.92)	(0.73)	0.20	—	—	0.20	—	21.97	(3.21)	0.55	0.50	0.50	0.81	199,425	46
12-31-14	21.86	0.18•	1.00	1.18	0.14	—	—	0.14	—	22.90	5.44	0.50	0.50	0.50	0.84	226,277	40
12-31-13	15.48	0.13•	6.43	6.56	0.18	—	—	0.18	—	21.86	42.70	0.49	0.49	0.49	0.70	243,564	55
Class S
12-31-17	26.63	0.15•	2.22	2.37	0.18	2.35	—	2.53	—	26.47	9.60	0.79	0.77	0.77	0.58	65,645	65
12-31-16	21.74	0.16•	5.53	5.69	0.14	0.66	—	0.80	—	26.63	27.01	0.80	0.75	0.75	0.70	82,654	60
12-31-15	22.66	0.13•	(0.91)	(0.78)	0.14	—	—	0.14	—	21.74	(3.47)	0.80	0.75	0.75	0.55	75,891	46
12-31-14	21.62	0.13•	1.00	1.13	0.09	—	—	0.09	—	22.66	5.24	0.75	0.75	0.75	0.59	92,574	40
12-31-13	15.32	0.08•	6.36	6.44	0.14	—	—	0.14	—	21.62	42.28	0.74	0.74	0.74	0.45	106,112	55

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

See Accompanying Notes to Financial Statements
16

Financial Highlights (continued)

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

•
Calculated using average number of shares outstanding throughout the year or period.

See Accompanying Notes to Financial Statements
17

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017

NOTE 1 — ORGANIZATION
Voya Variable Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”), as an open-end management investment company. The Company was incorporated under the laws of Maryland on June 4, 1996. There are nineteen active separate investment series that comprise the Company. The three series (each a “Portfolio” and collectively the “Portfolios”) included in this report are: Voya Index Plus LargeCap Portfolio (“Index Plus LargeCap”), Voya Index Plus MidCap Portfolio (“Index Plus MidCap”), and Voya Index Plus SmallCap Portfolio (“Index Plus SmallCap”), each a diversified series of the Company. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Class I and Class S. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under the U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair

18

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each

19

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Portfolio’s investments under these levels of classification is included following the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between levels of a Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.
D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Dividends from net investment income and capital gain distributions, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
E. Federal Income Taxes. It is the policy of each Portfolio to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit

20

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

it to enter into various types of derivatives contracts, including, but not limited to, futures contracts. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow a Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.
H. Foreign Currency Transactions and Futures Contracts. Each Portfolio may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon date. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign

21

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. There were no forward foreign currency contracts entered into by any Portfolio during the year ended December 31, 2017.
Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.
Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments, if any. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2017, each Portfolio had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended December 31, 2017, Index Plus LargeCap, Index Plus MidCap, and Index Plus SmallCap had average notional values on futures contracts purchased of  $7,099,389, $5,815,044 and $2,021,408, respectively. Please refer to the tables following each respective Portfolio of Investments for open futures contracts at December 31, 2017.
I. Securities Lending. Each Portfolio may temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
J. Restricted Securities. Each Portfolio may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined in the Act, determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these

22

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
K. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2017, the cost of purchases and the proceeds from the sale of securities, excluding short-term securities, were as follows:
	Purchases	Sales
Index Plus LargeCap	$460,632,804	$531,129,755
Index Plus MidCap	485,976,019	580,471,286
Index Plus SmallCap	198,362,101	249,655,396
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:
Index Plus LargeCap	0.45%
Index Plus MidCap	0.50%
Index Plus SmallCap	0.50%
Prior to May 1, 2017, the Investment Adviser was contractually obligated to waive a portion of the management fee of each Portfolio equal to 0.045% on the first $5 billion and 0.070% thereafter of each Portfolio’s average daily net assets. This waiver was not eligible for recoupment.
The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION FEES
Class S shares of the Portfolios have a shareholder services and distribution plan (the “Plan”), whereby the Distributor is compensated by each Portfolio for expenses incurred for shareholder servicing and/or the distribution of each Portfolio’s Class S shares. Pursuant to the Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s Class S shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plan, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2017, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. owned more than 5% of the following Portfolios:
Subsidiary	Portfolio	Percentage
Voya Insurance and Annuity Company	Index Plus LargeCap	10.93%
	Index Plus MidCap	12.51
	Index Plus SmallCap	20.58
Voya Retirement Insurance and Annuity Company	Index Plus LargeCap	67.14
	Index Plus MidCap	79.86
	Index Plus SmallCap	69.78
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company.

23

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — EXPENSE LIMITATION AGREEMENT
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each Portfolio whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:
Portfolio	Class I	Class S
Index Plus LargeCap	0.55%	0.80%
Index Plus MidCap	0.60%	0.85%
Index Plus SmallCap	0.60%	0.85%
The Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2017, the Portfolios did not have any amount of waived and/or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.
The Expense Limitation Agreement is contractual through May 1, 2018 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 8 — LINE OF CREDIT
Effective May 19, 2017, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 18, 2018. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2017:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Index Plus MidCap	3	$12,966,869	1.91%
Index Plus SmallCap	3	8,353,667	1.68

24

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 9 — CAPITAL SHARES
Transactions in capital shares and dollars were as follows:
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Index Plus LargeCap
Class I
12/31/2017	1,248,173	—	980,913	(3,671,316)	(1,442,230)	32,728,145	—	24,934,795	(96,509,424)	(38,846,484)
12/31/2016	5,889,758	—	492,016	(3,671,127)	2,710,647	133,785,971	—	10,809,595	(83,644,702)	60,950,864
Class S
12/31/2017	18,104	—	133,612	(1,017,345)	(865,629)	463,197	—	3,375,045	(26,899,290)	(23,061,048)
12/31/2016	75,718	—	69,757	(761,840)	(616,365)	1,680,813	—	1,522,802	(17,236,215)	(14,032,600)
Index Plus MidCap
Class I
12/31/2017	654,062	—	2,008,322	(3,946,704)	(1,284,320)	14,633,990	—	42,684,837	(87,037,517)	(29,718,690)
12/31/2016	546,959	—	2,907,918	(2,563,988)	890,889	11,248,489	—	55,075,964	(51,688,087)	14,636,366
Class S
12/31/2017	73,006	—	346,963	(1,333,343)	(913,374)	1,592,076	—	7,273,661	(29,043,258)	(20,177,521)
12/31/2016	33,589	—	566,253	(772,560)	(172,718)	675,020	—	10,588,938	(15,447,547)	(4,183,589)
Index Plus SmallCap
Class I
12/31/2017	476,912	—	889,082	(1,774,760)	(408,766)	12,650,997	—	22,084,798	(46,540,504)	(11,804,709)
12/31/2016	576,338	—	347,766	(952,637)	(28,533)	13,959,364	—	7,556,954	(21,835,173)	(318,855)
Class S
12/31/2017	33,633	—	277,448	(935,145)	(624,064)	868,971	—	6,825,227	(24,350,669)	(16,656,471)
12/31/2016	14,321	—	121,919	(523,717)	(387,477)	338,583	—	2,626,139	(12,022,593)	(9,057,871)
NOTE 10 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolios.

25

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 10 — SECURITIES LENDING (continued)

The following tables represent a summary of the Portfolios’ securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2017:
Index Plus LargeCap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$1,579,713	$(1,579,713)	$—
Goldman, Sachs & Co. LLC	2,825,429	(2,825,429)	—
J.P. Morgan Securities LLC	5,888,902	(5,888,902)	—
Scotia Capital (USA) INC	4,543,539	(4,543,539)	—
UBS AG	212,778	(212,778)	—
Wells Fargo Securities LLC	662,677	(662,677)	—
Total	$15,713,038	$(15,713,038)	$—

(1)
Collateral with a fair value of  $16,065,335 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Index Plus MidCap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Inc.	$3,784	$(3,784)	$—
Goldman, Sachs & Co. LLC	9,255,693	(9,255,693)	—
J.P. Morgan Securities LLC	867,405	(867,405)	—
Jefferies LLC	82,995	(82,995)	—
Morgan Stanley & Co. LLC	5,347,742	(5,347,742)	—
Natixis Securities America LLC	1,990,183	(1,990,183)	—
RBC Dominion Securities Inc	3,429,687	(3,429,687)	—
UBS AG	1,531,488	(1,531,488)	—
Total	$22,508,977	$(22,508,977)	$—

(1)
Collateral with a fair value of  $23,066,791 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Index Plus SmallCap
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
CIBC World Markets INC	$78,380	$(78,380)	$—
Citigroup Global Markets Inc.	53,754	(53,754)	—
Credit Suisse Securities (USA) LLC	208,328	(208,328)	—
Deutsche Bank Securities Inc.	304,403	(304,403)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman, Sachs & Co. LLC	2,171,556	(2,171,556)	—
J.P. Morgan Securities LLC	1,344,495	(1,344,495)	—
Jefferies LLC	423,756	(423,756)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	203	(203)	—
Morgan Stanley & Co. LLC	4,351,398	(4,351,398)	—
MUFG Securities Americas Inc.	34,445	(34,445)	—
National Financial Services LLC	1,480,895	(1,480,895)	—
Natixis Securities America LLC	127,737	(127,737)	—
RBC Capital Markets, LLC	24,060	(24,060)	—
RBC Dominion Securities Inc	3,287,757	(3,287,757)	—
Scotia Capital (USA) INC	155,325	(155,325)	—
SG Americas Securities, LLC	10,234	(10,234)	—
UBS Securities LLC.	507,075	(507,075)	—
Wells Fargo Securities LLC	268,953	(268,953)	—
Total	$14,832,754	$(14,832,754)	$—

(1)
Collateral with a fair value of  $15,244,348 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 11 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of December 31, 2017:
	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Index Plus LargeCap	$501,343	$(501,343)
Index Plus MidCap	464,797	(464,797)
Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

26

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2017		Year Ended December 31, 2016
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Index Plus LargeCap	$13,052,639	$15,257,201	$12,332,397	$—
Index Plus MidCap	11,823,557	38,134,941	6,052,538	59,612,364
Index Plus SmallCap	3,831,342	25,078,683	2,237,056	7,946,037
The tax-basis components of distributable earnings as of December 31, 2017 were:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)
Index Plus LargeCap	$30,148,701	$54,396,695	$183,948,854
Index Plus MidCap	20,840,375	56,478,119	85,931,231
Index Plus SmallCap	7,343,152	32,020,254	50,127,122
At December 31, 2017, the Portfolios did not have any capital loss carryovers for U.S. federal income tax purposes.
The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.
As of December 31, 2017, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.
NOTE 12 — SUBSEQUENT EVENTS
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

27

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus LargeCap Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.2%
	Consumer Discretionary: 10.7%
10,050 (1)	Amazon.com, Inc.	$11,753,174	1.3
343,843	Comcast Corp. – Class A	13,770,912	1.6
76,197	Home Depot, Inc.	14,441,618	1.7
92,788	Time Warner, Inc.	8,487,318	1.0
615,818 (2)	Other Securities	44,841,560	5.1
		93,294,582	10.7
	Consumer Staples: 8.5%
97,132	CVS Health Corp.	7,042,070	0.8
102,586	PepsiCo, Inc.	12,302,113	1.4
111,958	Philip Morris International, Inc.	11,828,363	1.4
70,098	Procter & Gamble Co.	6,440,604	0.7
120,970	Wal-Mart Stores, Inc.	11,945,787	1.4
383,780	Other Securities	24,721,646	2.8
		74,280,583	8.5
	Energy: 5.8%
230,435	Exxon Mobil Corp.	19,273,583	2.2
160,156	Halliburton Co.	7,826,824	0.9
233,197 (2)	Other Securities	23,811,513	2.7
		50,911,920	5.8
	Financials: 14.7%
72,414	American Express Co.	7,191,434	0.8
43,400	Ameriprise Financial, Inc.	7,354,998	0.8
572,591	Bank of America Corp.	16,902,886	1.9
41,273 (1)	Berkshire Hathaway, Inc. – Class B	8,181,134	0.9
157,555	Citizens Financial Group, Inc.	6,614,159	0.8
73,599	Comerica, Inc.	6,389,129	0.7
153,566	JPMorgan Chase & Co.	16,422,348	1.9
126,113	Lazard Ltd.	6,620,933	0.8
892,809	Other Securities	53,039,783	6.1
		128,716,804	14.7
	Health Care: 13.5%
50,216	Amgen, Inc.	8,732,562	1.0
72,479 (1)	Celgene Corp.	7,563,909	0.8
100,213 (1)	Express Scripts Holding Co.	7,479,898	0.8
142,706	Johnson & Johnson	19,938,882	2.3
198,248	Merck & Co., Inc.	11,155,415	1.3
403,892	Pfizer, Inc.	14,628,968	1.7
62,591	UnitedHealth Group, Inc.	13,798,812	1.6
247,002 (2)	Other Securities	34,789,688	4.0
		118,088,134	13.5
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials: 10.5%
37,539		Boeing Co.	$11,070,627	1.3
75,344		Ingersoll-Rand PLC - Class A	6,719,931	0.8
147,355		Masco Corp.	6,474,779	0.7
172,642 (1)		Quanta Services, Inc.	6,752,029	0.8
40,155		Stanley Black & Decker, Inc.	6,813,902	0.8
52,261		Union Pacific Corp.	7,008,200	0.8
87,317		Waste Management, Inc.	7,535,457	0.8
556,197 (2)		Other Securities	39,464,716	4.5
			91,839,641	10.5
		Information Technology: 24.9%
40,409 (1)		Adobe Systems, Inc.	7,081,273	0.8
17,099 (1)		Alphabet, Inc. – Class A	18,012,086	2.1
163,092		Apple, Inc.	27,600,059	3.2
340,733		Cisco Systems, Inc.	13,050,074	1.5
64,853 (1)		Electronic Arts, Inc.	6,813,456	0.8
57,463 (1)		Facebook, Inc.	10,139,921	1.2
147,827 (1)		Fortinet, Inc.	6,458,562	0.7
256,131		Intel Corp.	11,823,007	1.4
365,100		Microsoft Corp.	31,230,654	3.6
76,490		Motorola Solutions, Inc.	6,910,107	0.8
228,321		Oracle Corp.	10,795,017	1.2
54,322 (1)		Red Hat, Inc.	6,524,072	0.7
94,339		Texas Instruments, Inc.	9,852,765	1.1
1,015,440	(2)(3)	Other Securities	50,960,167	5.8
			217,251,220	24.9
		Materials: 2.6%
109,909		DowDuPont, Inc.	7,827,719	0.9
198,057 (2)		Other Securities	14,982,515	1.7
			22,810,234	2.6
		Real Estate: 3.0%
58,658		American Tower Corp.	8,368,737	0.9
469,710		Other Securities	18,258,455	2.1
			26,627,192	3.0
		Telecommunication Services: 1.9%
384,991		AT&T, Inc.	14,968,450	1.7
34,514		Other Securities	1,826,826	0.2
			16,795,276	1.9
		Utilities: 3.1%
53,730		NextEra Energy, Inc.	8,392,089	1.0
456,522		Other Securities	18,498,972	2.1
			26,891,061	3.1
		Total Common Stock (Cost $682,815,511)	867,506,647	99.2

See Accompanying Notes to Financial Statements
28

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus LargeCap Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
	Securities Lending Collateral(4): 1.8%
3,815,675	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $3,816,265, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $3,891,988, due 01/31/18-06/20/63)	$3,815,675	0.4
3,815,675	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $3,816,273, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,891,989, due 01/11/18-12/01/51)	3,815,675	0.4
802,635	Jefferies LLC, Repurchase Agreement dated 12/29/17, 1.50%, due 01/02/18 (Repurchase Amount $802,767, collateralized by various U.S. Government Securities, 0.000%-1.750%, Market Value plus accrued interest $818,688, due 09/13/18-04/30/22)	802,635	0.1
3,815,675	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $3,816,277, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $3,891,989, due 02/15/43-02/15/44)	3,815,675	0.5
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(4) (continued)
3,815,675	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $3,816,357, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,921,635, due 01/15/19-02/15/46)	$3,815,675	0.4
		16,065,335	1.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.9%
7,555,000 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $7,555,000)	7,555,000	0.9
	Total Short-Term Investments (Cost $23,620,335)	23,620,335	2.7
	Total Investments in Securities (Cost $706,435,846)	$891,126,982	101.9
	Liabilities in Excess of Other Assets	(16,721,549)	(1.9)
	Net Assets	$874,405,433	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
The grouping contains securities on loan.

(4)
Represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements
29

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus LargeCap Portfolio	as of December 31, 2017 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$867,506,647	$—	$—	$867,506,647
Short-Term Investments	7,555,000	16,065,335	—	23,620,335
Total Investments, at fair value	$875,061,647	$16,065,335	$—	$891,126,982
Other Financial Instruments+
Futures	1,154	—	—	1,154
Total Assets	$875,062,801	$16,065,335	$—	$891,128,136

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2017, the following futures contracts were outstanding for Voya Index Plus LargeCap Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	24	03/16/18	$3,211,200	$1,154
			$3,211,200	$1,154

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$1,154
Total Asset Derivatives		$1,154

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,474,307
Total	$1,474,307

See Accompanying Notes to Financial Statements
30

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus LargeCap Portfolio	as of December 31, 2017 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(14,631)
Total	$(14,631)

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $707,179,282.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$191,814,691
Gross Unrealized Depreciation	(7,865,837)
Net Unrealized Appreciation	$183,948,854

See Accompanying Notes to Financial Statements
31

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus MidCap Portfolio	as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.3%
		Consumer Discretionary: 12.6%
86,314 (1)		AMC Networks, Inc.	$4,667,861	0.7
96,855		Brunswick Corp.	5,348,333	0.8
180,694		Dana, Inc.	5,784,015	0.9
34,162		Domino’s Pizza, Inc.	6,455,252	1.0
153,705		KB Home	4,910,875	0.8
132,099 (1)		Live Nation Entertainment, Inc.	5,623,454	0.9
1,687 (1)		NVR, Inc.	5,918,367	0.9
39,514		Thor Industries, Inc.	5,955,550	0.9
1,394,163	(2)(3)	Other Securities	36,864,875	5.7
			81,528,582	12.6
		Consumer Staples: 3.5%
45,779		Ingredion, Inc.	6,399,904	1.0
98,732 (1)		United Natural Foods, Inc.	4,864,526	0.7
261,864 (3)		Other Securities	11,401,101	1.8
			22,665,531	3.5
		Energy: 3.9%
1,673,487 (3)		Other Securities	25,428,498	3.9
		Financials: 17.0%
113,964		Bank of the Ozarks, Inc.	5,521,556	0.9
120,125		East West Bancorp, Inc.	7,307,204	1.1
98,451		First American Financial Corp.	5,517,194	0.8
282,674		First Horizon National Corp.	5,650,653	0.9
121,851		Legg Mason, Inc.	5,115,305	0.8
263,508		Old Republic International Corp.	5,633,801	0.9
54,348		Primerica, Inc.	5,519,039	0.8
75,361		Stifel Financial Corp.	4,488,501	0.7
229,822		TCF Financial Corp.	4,711,351	0.7
1,513,438 (3)		Other Securities	60,885,484	9.4
			110,350,088	17.0
		Health Care: 7.6%
50,797 (1)		Charles River Laboratories International, Inc.	5,559,732	0.9
109,868		Healthsouth Corp.	5,428,578	0.8
55,037 (1)		Masimo Corp.	4,667,137	0.7
33,162 (1)		WellCare Health Plans, Inc.	6,669,210	1.0
477,076	(2)(3)	Other Securities	26,945,088	4.2
			49,269,745	7.6
		Industrials: 15.4%
53,839		Carlisle Cos., Inc.	6,118,802	0.9
50,698		Crane Co.	4,523,276	0.7
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
42,302		Curtiss-Wright Corp.	$5,154,499	0.8
67,205		Deluxe Corp.	5,164,032	0.8
69,911		EMCOR Group, Inc.	5,715,224	0.9
64,512		EnerSys	4,491,971	0.7
284,907 (1)		JetBlue Airways Corp.	6,364,822	1.0
50,865		Manpowergroup, Inc.	6,414,585	1.0
60,937		Regal Beloit Corp.	4,667,774	0.7
99,493		Timken Co.	4,890,081	0.8
90,163		Toro Co.	5,881,333	0.9
716,514 (3)		Other Securities	40,161,770	6.2
			99,548,169	15.4
		Information Technology: 17.3%
180,606 (1)		ARRIS International PLC	4,639,768	0.7
94,691		CDK Global, Inc.	6,749,575	1.0
144,918 (1)		Fortinet, Inc.	6,331,467	1.0
59,295		j2 Global, Inc.	4,448,904	0.7
208,740		Jabil, Inc.	5,479,425	0.8
50,685		LogMeIn, Inc.	5,803,433	0.9
93,305 (1)		Microsemi Corp.	4,819,203	0.7
134,359 (1)		NCR Corp.	4,566,862	0.7
49,604 (1)		Tech Data Corp.	4,859,704	0.8
1,560,857	(2)(3)	Other Securities	64,581,581	10.0
			112,279,922	17.3
		Materials: 7.0%
102,351		PolyOne Corp.	4,452,268	0.7
184,184		Steel Dynamics, Inc.	7,943,856	1.2
226,225		Valvoline, Inc.	5,669,199	0.9
516,235	(2)(3)	Other Securities	27,075,693	4.2
			45,141,016	7.0
		Real Estate: 8.9%
508,383		Cousins Properties, Inc.	4,702,543	0.7
162,770 (4)		Omega Healthcare Investors, Inc.	4,482,686	0.7
1,488,238	(2)(3)	Other Securities	48,369,088	7.5
			57,554,317	8.9
		Utilities: 5.1%
154,903		Great Plains Energy, Inc.	4,994,073	0.8
126,836		UGI Corp.	5,954,950	0.9
454,061		Other Securities	22,132,102	3.4
			33,081,125	5.1
		Total Common Stock (Cost $549,954,485)	636,846,993	98.3

See Accompanying Notes to Financial Statements
32

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus MidCap Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.2%
	Securities Lending Collateral(5): 3.6%
5,478,552	Barclays Capital, Inc., Repurchase Agreement dated 12/29/17, 1.37%, due 01/02/18 (Repurchase Amount $5,479,375, collateralized by various U.S. Government Securities, 0.000%-2.250%, Market Value plus accrued interest $5,588,123, due 05/15/20-08/15/47)	$5,478,552	0.9
1,152,583	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $1,152,761, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,175,635, due 01/31/18-06/20/63)	1,152,583	0.2
5,478,552	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $5,479,417, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $5,588,123, due 02/15/43-02/15/44)	5,478,552	0.8
5,478,552	NBC Global Finance Ltd., Repurchase Agreement dated 12/29/17, 1.50%, due 01/02/18 (Repurchase Amount $5,479,453, collateralized by various U.S. Government Securities, 0.750%-2.250%, Market Value plus accrued interest $5,588,123, due 09/30/18-09/09/49)	5,478,552	0.8
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(5) (continued)
5,478,552	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $5,479,531, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $5,630,689, due 01/15/19-02/15/46)	$5,478,552	0.9
		23,066,791	3.6
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.6%
10,466,000 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $10,466,000)	10,466,000	1.6
	Total Short-Term Investments (Cost $33,532,791)	33,532,791	5.2
	Total Investments in Securities (Cost $583,487,276)	$670,379,784	103.5
	Liabilities in Excess of Other Assets	(22,490,654)	(3.5)
	Net Assets	$647,889,130	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains securities on loan.

(3)
The grouping contains non-income producing securities.

(4)
Security, or a portion of the security, is on loan.

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements
33

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus MidCap Portfolio	as of December 31, 2017 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$636,846,993	$—	$—	$636,846,993
Short-Term Investments	10,466,000	23,066,791	—	33,532,791
Total Investments, at fair value	$647,312,993	$23,066,791	$—	$670,379,784
Other Financial Instruments+
Futures	91,937	—	—	91,937
Total Assets	$647,404,930	$23,066,791	$—	$670,471,721

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2017, the following futures contracts were outstanding for Voya Index Plus MidCap Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P Mid 400 E-Mini	47	03/16/18	$8,941,280	$91,937
			$8,941,280	$91,937

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$91,937
Total Asset Derivatives		$91,937

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$358,914
Total	$358,914

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$202,345
Total	$202,345

See Accompanying Notes to Financial Statements
34

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus MidCap Portfolio	as of December 31, 2017 (continued)

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $584,540,490.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$99,600,434
Gross Unrealized Depreciation	(13,669,203)
Net Unrealized Appreciation	$85,931,231

See Accompanying Notes to Financial Statements
35

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus SmallCap Portfolio	as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.6%
		Consumer Discretionary: 15.7%
85,172		Boyd Gaming Corp.	$2,985,279	1.0
72,189		Caleres, Inc.	2,416,888	0.8
19,907		Childrens Place Retail Stores, Inc.	2,893,482	1.0
45,731 (1)		Dave & Buster’s Entertainment, Inc.	2,522,979	0.9
64,904		La-Z-Boy, Inc.	2,025,005	0.7
20,796		Marriott Vacations Worldwide Corp.	2,811,827	0.9
67,636		MDC Holdings, Inc.	2,156,236	0.7
88,888 (1)		Penn National Gaming, Inc.	2,784,861	0.9
47,916 (1)		Shutterfly, Inc.	2,383,821	0.8
43,453 (1)		TopBuild Corp.	3,291,130	1.1
69,681		Wolverine World Wide, Inc.	2,221,430	0.7
810,137	(2)(3)	Other Securities	18,310,162	6.2
			46,803,100	15.7
		Consumer Staples: 2.6%
223,801	(2)(3)	Other Securities	7,874,308	2.6
		Energy: 3.1%
366,727 (1)		McDermott International, Inc.	2,413,063	0.8
244,570	(2)(3)	Other Securities	6,944,395	2.3
			9,357,458	3.1
		Financials: 16.6%
83,232	(1)(4)	BofI Holding, Inc.	2,488,637	0.8
34,042		Evercore, Inc.	3,063,780	1.0
384,378 (1)		First BanCorp. Puerto Rico	1,960,328	0.7
56,974		Great Western Bancorp, Inc.	2,267,565	0.8
38,631		Selective Insurance Group	2,267,640	0.8
40,932		Simmons First National Corp.	2,337,217	0.8
160,506 (1)		Third Point Reinsurance Ltd.	2,351,413	0.8
46,484 (1)		Walker & Dunlop, Inc.	2,207,990	0.7
1,192,307	(2)(3)	Other Securities	30,268,781	10.2
			49,213,351	16.6
		Health Care: 13.4%
42,036 (1)		AMN Healthcare Services, Inc.	2,070,273	0.7
13,063		Chemed Corp.	3,174,570	1.1
29,822 (1)		LHC Group, Inc.	1,826,597	0.6
45,039 (1)		Merit Medical Systems, Inc.	1,945,685	0.7
48,744 (1)		Nektar Therapeutics	2,910,992	1.0
66,400 (1)		Tivity Health, Inc.	2,426,920	0.8
915,553	(2)(3)	Other Securities	25,341,694	8.5
			39,696,731	13.4
		Industrials: 20.3%
59,547		ABM Industries, Inc.	2,246,113	0.8
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
13,072		Allegiant Travel Co.	$2,022,892	0.7
45,335		Apogee Enterprises, Inc.	2,073,170	0.7
44,350		Barnes Group, Inc.	2,806,024	0.9
26,757		EnPro Industries, Inc.	2,502,047	0.8
26,639 (1)		Esterline Technologies Corp.	1,989,933	0.7
43,149 (4)		Greenbrier Cos., Inc.	2,299,842	0.8
43,630		Insperity, Inc.	2,502,180	0.8
44,879 (1)		On Assignment, Inc.	2,884,373	1.0
43,070		Simpson Manufacturing Co., Inc.	2,472,649	0.8
40,714 (1)		SPX FLOW, Inc.	1,935,951	0.7
53,059		Tetra Tech, Inc.	2,554,791	0.9
66,702		Universal Forest Products, Inc.	2,509,329	0.8
33,256		Watts Water Technologies, Inc.	2,525,793	0.9
1,025,027	(2)(3)	Other Securities	26,844,528	9.0
			60,169,615	20.3
		Information Technology: 13.4%
35,219 (1)		Advanced Energy Industries, Inc.	2,376,578	0.8
21,416 (1)		CACI International, Inc.	2,834,408	1.0
31,374 (1)		Plexus Corp.	1,905,029	0.6
72,685 (1)		Sanmina Corp.	2,398,605	0.8
998,072	(2)(3)	Other Securities	30,232,090	10.2
			39,746,710	13.4
		Materials: 5.2%
58,642		Boise Cascade Co.	2,339,816	0.8
414,605	(2)(3)	Other Securities	13,036,333	4.4
			15,376,149	5.2
		Real Estate: 5.8%
210,529		DiamondRock Hospitality Co.	2,376,872	0.8
31,010		EastGroup Properties, Inc.	2,740,664	1.0
19,383		PS Business Parks, Inc.	2,424,619	0.8
650,741 (2)		Other Securities	9,562,679	3.2
			17,104,834	5.8
		Telecommunication Services: 0.8%
42,323		Cogent Communications Holdings, Inc.	1,917,232	0.6
56,475 (3)		Other Securities	574,351	0.2
			2,491,583	0.8
		Utilities: 2.7%
46,501		Avista Corp.	2,394,336	0.8
98,465		Other Securities	5,532,209	1.9
			7,926,545	2.7
		Total Common Stock (Cost $245,200,950)	295,760,384	99.6

See Accompanying Notes to Financial Statements
36

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus SmallCap Portfolio	as of December 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
RIGHTS: —%
Materials: — %
15,300	(3)(5)	Other Securities	$—	—
		Total Rights (Cost $—)	—	—
		Total Long-Term Investments (Cost $245,200,950)	295,760,384	99.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.6%
	Securities Lending Collateral(6): 5.1%
761,636	Bank of Nova Scotia/New York, Repurchase Agreement dated 12/29/17, 1.36%, due 01/02/18 (Repurchase Amount $761,750, collateralized by various U.S. Government Securities, 0.125%-3.625%, Market Value plus accrued interest $776,986, due 01/31/19-09/09/49)	761,636	0.3
3,620,678	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $3,621,237, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $3,693,092, due 01/31/18-06/20/63)	3,620,678	1.2
3,620,678	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $3,621,245, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,693,092, due 01/11/18-12/01/51)	3,620,678	1.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(6) (continued)
3,620,678	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $3,621,249, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $3,693,092, due 02/15/43-02/15/44)	$3,620,678	1.2
3,620,678	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $3,621,325, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,721,223, due 01/15/ 19-02/15/46)	3,620,678	1.2
		15,244,348	5.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.5%
1,330,000 (7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $1,330,000)	1,330,000	0.5
	Total Short-Term Investments (Cost $16,574,348)	16,574,348	5.6
	Total Investments in Securities (Cost $261,775,298)	$312,334,732	105.2
	Liabilities in Excess of Other Assets	(15,338,437)	(5.2)
	Net Assets	$296,996,295	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.

See Accompanying Notes to Financial Statements
37

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus SmallCap Portfolio	as of December 31, 2017 (continued)

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains securities on loan.

(3)
The grouping contains non-income producing securities.

(4)
Security, or a portion of the security, is on loan.

(5)
The grouping contains Level 3 securities.

(6)
Represents securities purchased with cash collateral received for securities on loan.

(7)
Rate shown is the 7-day yield as of December 31, 2017.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$295,760,384	$—	$—	$295,760,384
Rights	—	—	—	—
Short-Term Investments	1,330,000	15,244,348	—	16,574,348
Total Investments, at fair value	$297,090,384	$15,244,348	$—	$312,334,732
Other Financial Instruments+
Futures	1,046	—	—	1,046
Total Assets	$297,091,430	$15,244,348	$—	$312,335,778

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2017, the following futures contracts were outstanding for Voya Index Plus SmallCap Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000® Mini Index	2	03/16/18	$153,650	$1,046
			$153,650	$1,046

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$1,046
Total Asset Derivatives		$1,046

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements
38

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Index Plus SmallCap Portfolio	as of December 31, 2017 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$343,584
Total	$343,584

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$61,731
Total	$61,731

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $262,208,656.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$61,137,327
Gross Unrealized Depreciation	(11,010,205)
Net Unrealized Appreciation	$50,127,122

See Accompanying Notes to Financial Statements
39

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2017 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Index Plus LargeCap Portfolio
Class I	NII	$0.4233
Class S	NII	$0.3575
All Classes	LTCG	$0.4850
Voya Index Plus MidCap Portfolio
Class I	NII	$0.3008
Class S	NII	$0.2424
All Classes	STCG	$0.1196
All Classes	LTCG	$1.3285
Voya Index Plus SmallCap Portfolio
Class I	NII	$0.2453
Class S	NII	$0.1752
All Classes	STCG	$0.1133
All Classes	LTCG	$2.2368

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain
Of the ordinary distributions made during the year ended December 31, 2017, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Index Plus LargeCap Portfolio	100.00%
Voya Index Plus MidCap Portfolio	61.77%
Voya Index Plus SmallCap Portfolio	75.11%
The Portfolios designate the following amount of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya Index Plus LargeCap Portfolio	$15,257,201
Voya Index Plus MidCap Portfolio	$38,134,941
Voya Index Plus SmallCap Portfolio	$25,078,683
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.
40

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	May 2013 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Chairperson Director	January 2014 – Present May 2013 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (23 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 67	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	December 2007 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Director	May 2013 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	May 2013 – Present	Consultant (May 2001 – Present).	151	None.
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
41

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	May 2013 – Present	Retired.	151	None.
Director who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	December 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2018.

(3)
Mr. Mathews is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.’s affiliates.

*
Effective December 31, 2017, Peter S. Drotch retired as a Director of the Board.

42

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	President and Chief Executive Officer	December 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Executive Vice President	April 2002 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 67	Executive Vice President Chief Investment Risk Officer	March 2002 – Present May 2013 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	June 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Vice President	March 2003 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Anti-Money Laundering Officer, Voya Investments Distributor, LLC (April 2010 – Present). Anti-Money Laundering Officer, Voya Financial, Inc. (January 2013 – Present); and Anti-Money Laundering Officer, Voya Investment Management Trust Co. (October 2012 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).
43

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Micheline S. Favor 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Secretary	May 2013 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Assistant Secretary	May 2013 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

44

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT Management Contracts AND SUB-ADVISORY CONTRACTS
At a meeting held on November 16, 2017, the Board, including a majority of the Independent Directors, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and Voya Variable Portfolios, Inc. (the “Company”), on behalf of Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio, and Voya Index Plus SmallCap Portfolio, each a series of the Company (“the Portfolios”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”), for an additional one year period ending November 30, 2018. In determining to renew such contracts, the Board took into account information furnished to it throughout the year at meetings of the Board and its committees, including regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2017, the Independent Directors also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “Management”) on October 12, 2017, and November 14, 2017, specifically to review and consider materials related to the proposed continuance of each Management Contract and Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Directors and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a structured process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and three Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, and each IRC provides oversight throughout the year regarding the investment performance of the sub-adviser, as well as the Manager’s role in monitoring the sub-adviser, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Directors request, and Management provides, certain information that the Independent Directors deem to be important or potentially relevant. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group, and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers. In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, experienced sub-advisers to provide

45

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contracts and Sub-Advisory Contracts were appropriate.
Portfolio Performance
In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category, Selected Peer Group and primary benchmark. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of each Portfolio’s performance and risk, including risk-adjusted investment return information, by the Company’s Chief Investment Risk Officer. With respect to each Portfolio that seeks investment results corresponding to the performance of an index (commonly referred to an as an “index fund”), the Board focused on the reasonableness of the differences between the Portfolio’s net performance and the total return of such index during these time periods, but also considered the performance of the Portfolio relative to the applicable Morningstar category or Selected Peer Group.
Economies of Scale
When evaluating the reasonableness of management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee schedules. The Board also considered that, while the Portfolios do not have management fee breakpoints, they have fee waiver and expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Directors also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale.
Information Regarding Services to Other Clients
The Board considered information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional accounts. When the fee schedules offered to or the performance of other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences. The Board also considered that the fee schedules charged to the Portfolios and other institutional clients of the Manager or the Sub-Adviser (including other investment companies) and the performance of the Portfolios and the other accounts, as applicable, may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies; market differences in fee schedules that existed when a Portfolio first was organized; differences in the original sponsors; investment capacity constraints that

46

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the contractual sub-advisory fee schedule payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual management fee rates that are paid to the Sub-Adviser, as compared to the portion retained by the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also received information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 12, 2017, November 14, 2017, and/or November 16, 2017 meetings in relation to approving each Portfolio’s Management Contracts and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its Morningstar category average, as well as its primary benchmark, a broad-based securities market index that appears in the Portfolio’s prospectus. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The performance data provided to the Board primarily was for various periods ended March 31, 2017. In addition, the Board also considered at its October 12, 2017, November 14, 2017, and November 16, 2017 meetings certain additional data regarding performance and Portfolio asset levels and flows as of August 31, 2017, and September 30, 2017. Each Portfolio’s management fee and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.
Voya Index Plus LargeCap Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Plus LargeCap Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date and

47

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

one-year periods, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the year-to-date and three-year periods, the second quintile for the one-year and five-year periods, and the third quintile for the ten-year period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Plus MidCap Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Plus MidCap Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, the second quintile for the one-year, five-year and ten-year periods, and the fourth quintile for the year-to-date period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is below the median and the average management fees of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Index Plus SmallCap Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Index Plus SmallCap Portfolio, the Board considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, the second quintile for the one-year and ten-year periods, and the third quintile for the year-to-date period.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for

48

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

the Portfolio is below the median and the average management fees of the Portfolio in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the
Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

49

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-AIP         (1217-021518)

Annual Report
December 31, 2017
Classes ADV, I, P2, S and S2
Voya Variable Product Index Funds
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Voya Australia Index Portfolio

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Voya Emerging Markets Index Portfolio

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Voya Euro STOXX 50® Index Portfolio

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Voya FTSE 100 Index® Portfolio

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Voya Hang Seng Index Portfolio

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Voya International Index Portfolio

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Voya Japan TOPIX Index® Portfolio

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Voya Russell™ Large Cap Growth Index Portfolio

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Voya Russell™ Large Cap Index Portfolio

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Voya Russell™ Large Cap Value Index Portfolio

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Voya Russell™ Mid Cap Growth Index Portfolio

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Voya Russell™ Mid Cap Index Portfolio

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Voya Russell™ Small Cap Index Portfolio

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Voya U.S. Bond Index Portfolio

This report is submitted for general information to shareholders of the Voya mutual funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

PROXY VOTING INFORMATION
A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the Portfolios’ website at www.voyainvestments.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Portfolios’ website at www.voyainvestments.com and on the SEC’s website at www.sec.gov.
QUARTERLY PORTFOLIO HOLDINGS
The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

After a Strong Year, Positive Expectations
Dear Shareholder,
The U.S. equity market proved resilient throughout 2017, posting a “perfect pitch” year with not one single month of negative returns. A lot of chatter in the markets has focused on the low levels of volatility that prevailed in 2017, and whether 2018 will be the year that volatility returns (witness early February markets). As usual there are also any number of geopolitical or other risks that could cause a sell-off, but we are heartened by the reality of macroeconomic fundamentals, which include strong and synchronous global growth; we believe these would likely be a governor on a rise in volatility.
We believe the United States, Europe and China will continue to dominate the world economy in 2018. Combined, the three account for about $48 trillion of GDP, more than 60% of the $79 trillion global GDP produced each year. And the rest of the world still has its own positive backdrop: The International Monetary Fund projects that 185 of 190 national economies will grow in 2018.
While economic growth may be synchronous across the globe, it is not likely to be uniform — thus, broad global diversification across continents and asset classes remains important for positioning your portfolio to benefit from potential opportunities. Regardless of where individual markets are in their business cycles, we believe investors are best served by following their asset allocation plan and avoiding the temptation to time entry or exit points.
If your goals have changed, thoroughly discuss them with your investment advisor before making any changes to your investment strategy. We seek to remain a reliable partner committed to reliable investing, helping you and your investment advisor achieve your goals. We appreciate your continued confidence in us, and we look forward to serving your investment needs in the future.
Sincerely,
Shaun Mathews
President and Chief Executive Officer
Voya Family of Funds
January 19, 2018
The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and the Voya mutual funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for a Voya mutual fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any Voya mutual fund. Reference to specific company securities should not be construed as recommendations or investment advice.
International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

Market Perspective: Year Ended December 31, 2017

In our semi-annual report we described how global equities, in the form of the MSCI World IndexSM (the “Index”), measured in local currencies, including net reinvested dividends, rose 8.25%, carried higher in what seemed to be the path of least resistance. Investor sentiment was still trying to come to terms with the unexpected result of the U.S. presidential election. For this and perhaps more importantly, other reasons, the Index continued its advance, rising in every month, to end up 18.48% for the fiscal year. (The Index returned 22.40% for the year ended December 31, 2017, measured in U.S. dollars.)
By mid-year most commentators had largely discounted a reflation trade driven by U.S. legislative initiatives. But this did not mean that such initiatives were dead; just that the credibility of anything market friendly coming out of them had fallen very low. The President had said on February 9 that he would announce his pro-growth tax reform plan in the coming weeks. Nothing solid had emerged and by early July the Senate was still pre-occupied with the Affordable Care Act (“ACA”), desperately trying to pass any version of a repeal and replace bill. Such attempts finally foundered in the early hours of July 28.
But investors could still take comfort in a narrative of improving global growth and corporate earnings, with monetary conditions still historically easy, to underpin the prices of risk assets. The evidence was there to see. In August the Wall Street Journal observed that the prices of base metals had recently hit multi-year highs, inferring that investors were increasingly bullish on global growth, and later noted that every country tracked by the Organization for Economic Cooperation and Development was set to grow in 2017.
In the euro zone, unemployment ended November at 8.8%, the lowest since January 2009. Gross domestic product (“GDP”) grew 2.5% year-over-year in the third quarter of 2017, slightly higher than the U.S. (2.3%). The European Central Bank finally confirmed that monthly bond purchases would be halved to €30 billion in 2018. The region’s Economic Sentiment Indicator ended the period at the highest since 2000.
China’s GDP growth in the second quarter of 2017 was a healthy 6.9% year-over-year and 6.8% in the third. Imports were continuing to grow at double-digit year-over-year rates, supporting global demand. Excessive debt remained a problem in financial markets, however. In November the authorities announced curbs on leverage in asset management products and promises of guaranteed returns.
Even Japan contributed some good news with GDP rising in the third quarter of 2017 for the seventh straight quarter.
In the U.S., the Federal Reserve (“Fed”) added 25bp (0.25%) to the federal funds rate in March and did so again in June. But areas of sluggishness, like low core consumer price inflation and wage growth persisted into September, which started with devastating hurricanes and rising geo-political tensions with North Korea. Some commentators suggested that the Fed might be done for the year.
However, the hurricanes subsided, geo-political tensions cooled and yet another forlorn attempt to replace the ACA was shrugged off. The December employment report showed the unemployment rate barely above 4%, near the lowest since February 2001. Third quarter GDP growth was reported at 3.2% (annualized) after 3.1% in the second. The outline of a long-awaited pro-growth tax reform program was finally announced, although moving day by day to bring recalcitrant senators on board. For investors, its key feature was a reduction in the corporate tax rate to 21%, which many believed would be used to increase share buy-backs and dividends. The Fed duly raised the federal funds rate by another 25bp (0.25%) in December and the tax bill was signed into law on December 22.
In U.S. fixed income markets, the Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Aggregate”) added 3.54% in the fiscal year. The Treasury yield curve became flatter, with yields on maturities up to about nine years rising and those on longer maturities falling. Thus the Bloomberg Barclays U.S. Treasury Bond Index rose 2.31% while the Bloomberg Barclays Long-Term U.S. Treasury sub-index gained 8.53%. Indices of riskier classes generally outperformed Treasuries: the Bloomberg Barclays U.S. Corporate Investment Grade Bond Index climbed 6.42%, the Bloomberg Barclays High-Yield Bond — 2% Issuer Constrained Composite Index (not a part of the Barclays Aggregate) rose 7.50%.
U.S. equities, represented by the S&P 500® Index including dividends, surged 21.83% in 2017. The earnings per share of its constituent companies grew 6.4% year-over-year in the third quarter of 2017, after two quarters of double-digit gains. Technology was the leader, soaring 38.83%. Telecommunications and energy were the laggards, falling 1.25% and 1.01% respectively. Index companies thought to offer comparatively good earnings growth outperformed those considered to offer comparatively good value by more than 12%.
In currencies, the dollar fell 12.37% against the euro, 8.63% against the pound, reflecting some dissipation of the post-election reflation euphoria. In the meantime, the euro zone’s prospects had improved, while some of the panic over Brexit had faded. The dollar slipped 3.65% against the yen, moving within a narrow trading range for most of the year.
In international markets, the MSCI Japan® Index jumped 19.75% over the year, in an environment of improving corporate governance and profitability, with little competition from fixed income investments. The MSCI Europe ex UK® Index rose 13.59%. Aside from the positive developments noted above, corporate earnings were improving and political fears were assuaged by the election of a centrist President in France. But gains were muted by the strengthening euro. The MSCI UK® Index rose 11.94%. GDP growth was down to 0.4% in each of the middle two quarters, Brexit negotiations were slow and inconclusive and we believe by year end it was abundantly clear that the UK’s position was very weak.
All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.voyainvestments.com to obtain performance data current to the most recent month end.
Market Perspective reflects the views of Voya Investment Management’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

Benchmark Descriptions

Index	Description
Bloomberg Barclays High Yield Bond — 2% Issuer Constrained Composite Index	An index that includes all fixed-income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
Bloomberg Barclays U.S. Aggregate Bond Index	An index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Bloomberg Barclays Long-Term U.S. Treasury Index	This index measures the performance of U.S. Treasury bills with long-term maturity. The credit level for this index is investment grade. The rebalance scheme is monthly.
Bloomberg Barclays U.S. Corporate Investment Grade Bond Index	An index consisting of publicly issued, fixed rate, nonconvertible, investment grade debt securities.
Bloomberg Barclays U.S. Treasury Bond Index	A market capitalization-weighted index that measures the performance of public obligations of the U.S. Treasury that have a remaining maturity of one year or more.
EURO STOXX 50® Index	Covers 50 stocks from 12 euro zone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.
FTSE 100 Index®	A share index of the 100 most highly capitalized U.K. companies listed on the London Stock Exchange.
Hang Seng Index	A free float-adjusted market capitalization-weighted stock market index in Hong Kong.
MSCI Europe, Australasia and Far East® (“MSCI EAFE”) Index	An index that measures the performance of securities listed on exchanges in Europe, Australasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Emerging Markets Index	An index that measures the performance of securities listed on exchanges in developing nations throughout the world. It includes the reinvestment of dividends and distributions net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
MSCI World IndexSM	An index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
Russell 2000® Index	An index that measures the performance of securities of small U.S. companies.
Russell Midcap® Growth Index	An index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell Midcap® Index	An index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.
Russell Top 200® Growth Index	Measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit growth characteristics. It includes Russell Top 200R Index companies with higher price-to-book ratios and higher forecasted growth values.
Russell Top 200® Index	An index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
Russell Top 200® Value Index	Measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit value characteristics. It includes Russell Top 200 Index companies with lower price-to-book ratios and lower forecasted growth values.
S&P 500® Index	An index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

Benchmark Descriptions (continued)

Index	Description
Standard & Poor’s ASX 200 Index	An investable benchmark for the Australian equity market and it addresses the needs of investment managers seeking to benchmark against a portfolio characterized by sufficient size and liquidity. The Index measures the performance of the 200 largest index-eligible stocks listed on the Australian Securities Exchange by float-adjusted market capitalization. Representative, liquid, and tradable, it is widely considered Australia’s preeminent benchmark index. The Index is float adjusted, covering approximately 80% of Australian equity market capitalization.
Tokyo Stock Price Index	A composite index for the Tokyo Stock Exchange tracking all domestic stocks from the first section of the exchange.

Portfolio Managers’ Report	Voya Australia Index Portfolio

Sector Diversification as of December 31, 2017 (as a percentage of net assets)

Financials	35.4%
Materials	17.8%
Real Estate	8.0%
Consumer Staples	7.3%
Industrials	7.2%
Health Care	7.0%
Energy	5.1%
Consumer Discretionary	4.7%
Telecommunication Services	3.1%
Utilities	2.0%
Information Technology	1.9%
Assets in Excess of Other Liabilities*	0.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Australia Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Standard & Poor’s ASX 200 Index (“S&P ASX 200 Index”). The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2017, the Portfolio’s Class I shares provided a total return of 20.27% compared to the S&P ASX 200 Index, which returned 20.76% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the S&P ASX 200 Index. The Portfolio attempts to track the S&P ASX 200 Index by principally investing in stocks that make up the S&P ASX 200 Index. The Portfolio may not always hold all of the same securities as the S&P ASX 200 Index.
The top performing sectors for the year were information technology, health care and energy. By contrast, the bottom performing sector for the year was
Top Ten Holdings as of December 31, 2017 (as a percentage of net assets)

Commonwealth Bank of Australia	8.7%
Westpac Banking Corp.	6.5%
BHP Billiton Ltd.	5.9%
Australia & New Zealand Banking Group Ltd.	5.2%
National Australia Bank Ltd.	4.9%
CSL Ltd.	3.9%
Wesfarmers Ltd.	3.1%
Telstra Corp., Ltd.	2.7%
Woolworths Group Ltd	2.2%
Macquarie Group Ltd.	1.9%
Portfolio holdings are subject to change daily.
telecommunications.
Current Outlook and Strategy: The Portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the S&P ASX 200 Index.

*
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Australia Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	Since Inception of Class I March 2, 2011
Class I	20.27%	3.20%	3.44%
S&P ASX 200 Index	20.76%	4.16%	4.14%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Australia Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Emerging Markets Index Portfolio

Geographic Diversification as of December 31, 2017 (as a percentage of net assets)

China	29.5%
South Korea	15.3%
Taiwan	11.2%
India	8.7%
South Africa	7.0%
Brazil	6.8%
Russia	3.3%
Mexico	3.0%
Malaysia	2.3%
Thailand	2.3%
Countries between 0.1% – 2.2%^	10.0%
Assets in Excess of Other Liabilities*	0.6%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 15 countries, which each represents 0.1% – 2.2% of net assets.
Portfolio holdings are subject to change daily.
Voya Emerging Markets Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of an index that measures the investment return of emerging markets securities. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2017, the Portfolio’s Class S shares provided a total return of 36.35% compared to the MSCI Emerging Markets IndexSM (“MSCI EM IndexSM”), which returned 37.28% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the MSCI EM IndexSM. The Portfolio attempts to track the MSCI EM IndexSM by investing in most of the stocks that make up the MSCI EM IndexSM. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the MSCI EM IndexSM. This approach is employed because of the relatively large number of small and/or illiquid stocks in the MSCI EM IndexSM. The Portfolio may not always hold all of the same securities as
Top Ten Holdings as of December 31, 2017 (as a percentage of net assets)

Tencent Holdings Ltd.	5.4%
Samsung Electronics Co., Ltd.	4.2%
Alibaba Group Holding Ltd. ADR	3.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	3.5%
Naspers Ltd.	2.2%
China Construction Bank	1.4%
Baidu, Inc. ADR	1.2%
China Mobile Ltd.	1.1%
Industrial & Commercial Bank of China	1.1%
Ping An Insurance Group Co. of China Ltd.	1.0%
Portfolio holdings are subject to change daily.
the MSCI EM IndexSM.
The best performing territories were Poland and China, with returns of more than 50%. The worst performing territories were Pakistan and Qatar, the only ones with negative returns.
Current Strategy and Outlook: The Portfolio invests principally in equity securities and employs a “passive management” approach designed to track the performance of the MSCI EM IndexSM.

*
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change —because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Emerging Markets Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 year	Since Inception of Classes I and S December 19, 2011	Since Inception of Classes P2 May 3, 2017
Class I	36.65%	2.98%	5.62%	—
Class P2(1)	36.97%	3.03%	—	5.66%
Class S	36.35%	2.84%	5.46%	—
MSCI EM IndexSM	37.28%	4.35%	7.05%	7.05%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Emerging Markets Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please log on to www.voyainvestments.com or call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
The Class P2 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Euro STOXX 50® Index Portfolio

Geographic Diversification as of December 31, 2017 (as a percentage of net assets)

France	34.2%
Germany	32.8%
Netherlands	12.0%
Spain	10.0%
Italy	4.8%
Belgium	2.9%
Ireland	1.0%
Finland	0.9%
Assets in Excess of Other Liabilities	1.4%
Net Assets	100.0%
Portfolio holdings are subject to change daily.
Voya Euro STOXX 50® Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the EURO STOXX 50® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2017, the Portfolio’s Class I shares provided a total return of 24.34% compared to the EURO STOXX 50® Index, which returned 24.27% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the EURO STOXX 50® Index. The Portfolio attempts to track the performance of the EURO STOXX 50® Index by principally investing in stocks that make up the EURO STOXX 50® Index. The Portfolio may not always hold all of the same securities as the EURO STOXX 50® Index.
While all sectors generated positive absolute returns for the period, performance was the strongest within the utilities and
Top Ten Holdings as of December 31, 2017 (as a percentage of net assets)

Total S.A.	4.8%
Siemens AG	4.1%
SAP SE	3.9%
Banco Santander SA	3.7%
Bayer AG	3.5%
Allianz SE	3.5%
BASF SE	3.5%
Sanofi	3.4%
Unilever NV	3.1%
BNP Paribas	3.0%
Portfolio holdings are subject to change daily.
industrials sectors.
Current Strategy and Outlook: The Portfolio invests principally in common stocks and employs a “passive management” approach designed to track the performance of the EURO STOXX 50® Index.

*
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Euro STOXX 50® Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	Since Inception of Classes ADV and I August 17, 2009
Class ADV	23.83%	6.03%	4.35%
Class I	24.34%	6.57%	4.86%
EURO STOXX 50® Index	24.27%	6.76%	4.68%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Euro STOXX 50® Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrate performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya FTSE 100 Index® Portfolio

Geographic Diversification as of December 31, 2017 (as a percentage of net assets)

United Kingdom	84.2%
Netherlands	10.4%
Switzerland	3.2%
Ireland	1.0%
Germany	0.3%
United Arab Emirates	0.3%
Mexico	0.1%
Assets in Excess of Other Liabilities*	0.5%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya FTSE 100 Index® Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the FTSE 100 Index®. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2017, the Portfolio’s Class I shares provided a total return of 22.24% compared to the FTSE 100 Index®, which returned 22.56% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the FTSE 100 Index®. The Portfolio attempts to track the FTSE 100 Index® by investing in all, or substantially all, of its assets in stocks that make up the FTSE 100 Index®. The Portfolio may not always hold all of the same securities as the FTSE 100 Index®.
The top performing sectors for the year were the information technology and materials sectors. By contrast, Portfolio holdings within the utilities sector generated the weakest absolute performance.
Top Ten Holdings as of December 31, 2017 (as a percentage of net assets)

HSBC Holdings PLC	7.7%
British American Tobacco PLC	5.8%
Royal Dutch Shell PLC - Class A	5.7%
BP PLC	5.0%
Royal Dutch Shell PLC - Class B	4.7%
Diageo PLC	3.4%
AstraZeneca PLC	3.3%
GlaxoSmithKline PLC	3.2%
Vodafone Group PLC	3.1%
Prudential PLC	2.5%
Portfolio holdings are subject to change daily.
Current Outlook and Strategy: The Portfolio currently invests principally in common stocks and employs a “passive management” approach designed to track the performance of the FTSE 100 Index®.

*
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya FTSE 100 Index® Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	Since Inception of Classes ADV and I August 17, 2009
Class ADV	21.60%	4.20%	6.65%
Class I	22.24%	4.73%	7.17%
FTSE 100 Index®	22.56%	5.53%	7.69%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya FTSE 100 Index® Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrate performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Hang Seng Index Portfolio

Geographic Diversification as of December 31, 2017 (as a percentage of net assets)

China	55.4%
Hong Kong	33.0%
United Kingdom	10.3%
Macau	1.0%
Assets in Excess of Other Liabilities*	0.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Hang Seng Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Hang Seng Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2017, the Portfolio’s Class S shares provided a total return of 39.33% compared to the Hang Seng Index, which returned 40.13% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Hang Seng Index. The Portfolio attempts to track the Hang Seng Index by principally investing in stocks that make up the Hang Seng Index. The Portfolio may not always hold all of the same securities as the Hang Seng Index.
The top performing sectors for the year on an absolute basis were information technology and consumer discretionary. Conversely, the bottom performing sectors were telecommunications and industrials.
Top Ten Holdings as of December 31, 2017 (as a percentage of net assets)

HSBC Holdings PLC (HKD)	10.3%
Tencent Holdings Ltd.	9.6%
AIA Group Ltd.	8.5%
China Construction Bank	8.2%
China Mobile Ltd.	5.1%
Industrial & Commercial Bank of China	4.9%
Ping An Insurance Group Co. of China Ltd.	4.5%
Bank of China Ltd.	3.2%
Hong Kong Exchanges and Clearing Ltd.	3.0%
CK Hutchison Holdings Ltd.	2.8%
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: The Portfolio currently invests principally in common stocks and employs a “passive management” approach designed to track the performance of the Hang Seng Index.

*
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change —  because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Hang Seng Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	Since Inception of Classes ADV, I and S May 4, 2009
Class ADV	38.97%	7.63%	9.01%
Class I	39.61%	8.16%	9.54%
Class S	39.33%	7.88%	9.27%
Hang Seng Index	40.13%	9.55%	10.99%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Hang Seng Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrate performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya International Index Portfolio

Geographic Diversification as of December 31, 2017 (as a percentage of net assets)

Japan	23.5%
United Kingdom	15.3%
France	9.8%
Germany	9.7%
Switzerland	8.5%
Australia	6.7%
Netherlands	5.9%
Hong Kong	3.2%
Spain	3.1%
Sweden	2.6%
Countries between 0.0% – 2.0%^	9.7%
Assets in Excess of Other Liabilities*	2.0%
Net Assets	100.0%
* Includes short-term investments.
^ Includes 16 countries, which each represents 0.0% – 2.0% of net assets.
Portfolio holdings are subject to change daily.
Voya International Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of a widely accepted international index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2017, the Portfolio’s Class S shares provided a total return of 24.51% compared to the MSCI EAFE® Index, which returned 25.03% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the MSCI EAFE® Index. The Portfolio attempts to track the MSCI EAFE® Index by investing in most of the stocks which make up the MSCI EAFE® Index. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the MSCI EAFE® Index. The approach is employed because of the relatively large number of small and/or illiquid stocks in the MSCI EAFE® Index. The Portfolio may not always hold all of the same securities as the MSCI EAFE® Index.
While all sectors generated positive performance for the reporting period, portfolio holdings within the information technology and materials sectors had the greatest positive impact on returns.
Current Strategy and Outlook: A lot of chatter in the markets is focusing on the low levels of volatility that prevailed in 2017 and whether 2018 will be the year that it returns. As usual there are any number of geopolitical or other risks that could cause
Top Ten Holdings as of December 31, 2017* (as a percentage of net assets)

Nestle S.A.	1.7%
HSBC Holdings PLC	1.3%
Novartis AG	1.2%
Roche Holding AG	1.2%
Toyota Motor Corp.	1.1%
British American Tobacco PLC	1.0%
Royal Dutch Shell PLC - Class A	1.0%
BP PLC	0.9%
Total S.A.	0.8%
Royal Dutch Shell PLC - Class B	0.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
a temporary sell-off, but we are heartened by the reality of macro fundamentals, which include strong and synchronous global growth. We believe this would put a cap on any weakness in risk assets or rises in volatility.
Equities had a strong run in 2017, driven equally by multiple expansion and earnings growth. They will likely find that earnings will have to do most of the heavy lifting in 2018, however, as equities have become more expensive at 19 times forward earnings. While tax cuts can add more fuel to the earnings fire, we believe they are largely incorporated into equity prices already.
The emerging markets were the darlings of last year, gaining over 30%. Even with a modest setback, lagging behind the U.S. in the fourth quarter of 2017, in our view they are the ultimate beneficiaries of stronger than expected global growth.
In the U.S, tax reform legislation has cleared legislative hurdles to become law. We estimate the new policy will boost U.S. GDP growth by 0.3% in 2018 and 2019. The financial markets will have to digest some short- and longer-term consequences. We believe federal spending will grow more quickly in 2018 than it has for the last three years. With more fiscal stimulus comes larger deficits. Consensus expectations are for the U.S. budget deficit to reach 3.7% in 2018 and 5.0% in 2019.

*
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya International Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	Since Inception of Classes ADV, I and S March 10, 2008	Since Inception of Class S2 February 27, 2009	Since Inception of Class P2 May 2, 2017
Class ADV	24.19%	6.83%	2.51%	—	—
Class I	24.88%	7.35%	3.03%	—	—
Class P2(1)	25.11%	7.39%	—	—	3.05%
Class S	24.51%	7.07%	2.76%	—	—
Class S2	24.44%	6.92%	—	11.01%	—
MSCI EAFE® Index	25.03%	7.90%	3.30%	11.64%	3.30%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya International Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrate performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
The Class P2 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Japan TOPIX Index® Portfolio

Sector Diversification as of December 31, 2017 (as a percentage of net assets)

Industrials	22.5%
Consumer Discretionary	19.3%
Financials	12.1%
Information Technology	12.1%
Consumer Staples	8.6%
Materials	7.4%
Health Care	6.5%
Telecommunication Services	4.7%
Real Estate	3.0%
Utilities	1.5%
Energy	1.1%
Assets in Excess of Other Liabilities*	1.2%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Japan TOPIX Index® Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Tokyo Stock Price Index® (“TOPIX Index®”). The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2017, the Portfolio’s Class I shares provided a total return of 25.93% compared to the TOPIX Index®, which returned 26.55% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the TOPIX Index®. The Portfolio attempts to track the TOPIX Index® by principally investing in most of the stocks that make up the TOPIX Index®. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the TOPIX Index®. This approach is employed because of the relatively large number of small and/or illiquid stocks in the TOPIX Index®. The Portfolio may not always hold all of the same securities as the TOPIX Index®.
Top Ten Holdings as of December 31, 2017 (as a percentage of net assets)

Toyota Motor Corp.	3.3%
Mitsubishi UFJ Financial Group, Inc.	2.2%
SoftBank Group Corp.	1.5%
Nippon Telegraph & Telephone Corp.	1.4%
Sumitomo Mitsui Financial Group, Inc.	1.4%
Honda Motor Co., Ltd.	1.3%
Sony Corp.	1.3%
Keyence Corp.	1.2%
Mizuho Financial Group, Inc.	1.0%
Fanuc Ltd.	1.0%
Portfolio holdings are subject to change daily.
While all sectors generated positive performance for the period, performance was the strongest within the energy, information technology and materials sectors.
Current Strategy and Outlook: The Portfolio currently invests principally in common stocks and employs a “passive management” approach designed to track the performance of the TOPIX Index®.

*
The Portfolio’s net return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to U.S. dollars using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Japan TOPIX Index® Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	Since Inception of Classes ADV and I August 17, 2009
Class ADV	25.41%	10.98%	6.84%
Class I	25.93%	11.53%	7.38%
TOPIX Index®	26.55%	12.33%	8.04%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Japan TOPIX Index® Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrate performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Russell™ Large Cap Growth Index Portfolio

Sector Diversification as of December 31, 2017 (as a percentage of net assets)

Information Technology	41.0%
Consumer Discretionary	18.2%
Health Care	12.7%
Industrials	11.3%
Consumer Staples	7.6%
Materials	2.9%
Real Estate	2.3%
Financials	2.1%
Telecommunication Services	1.2%
Energy	0.3%
Assets in Excess of Other Liabilities*	0.4%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russell™ Large Cap Growth Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Growth Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2017, the Portfolio’s Class S shares provided a total return of 30.93% compared to the Russell Top 200® Growth Index, which returned 31.92% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Growth Index. The Portfolio attempts to track the Russell Top 200® Growth Index by principally investing stocks that make up the Russell Top 200® Growth Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Growth Index.
Over the reporting period, the top performing sectors were information technology, industrials, and consumer discretionary. Conversely, the worst performing sector was energy.
Top Ten Holdings as of December 31, 2017 (as a percentage of net assets)

Apple, Inc.	8.9%
Microsoft Corp.	6.6%
Amazon.com, Inc.	4.8%
Facebook, Inc.	4.2%
Alphabet, Inc. - Class C	3.3%
Alphabet, Inc. - Class A	3.2%
Home Depot, Inc.	2.3%
UnitedHealth Group, Inc.	2.2%
Visa, Inc. - Class A	2.1%
Comcast Corp. – Class A	1.8%
Portfolio holdings are subject to change daily.
Current Strategy and Outlook: We believe that the U.S. economy is continuing its trend of self-sustaining, if modest, economic recovery. Amidst improving economic conditions in the U.S and increased optimism about the outlook for economic growth, the U.S. Federal Reserve Board is expected to move toward a normalized interest rate environment. The health of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Russell™ Large Cap Growth Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	Since Inception of Classes I and S May 1, 2009	Since Inception of Class ADV July 13, 2015
Class ADV	30.60%	—	—	14.61%
Class I	31.26%	17.58%	16.95%	—
Class S	30.93%	17.28%	16.66%	—
Russell Top 200® Growth Index	31.92%	18.12%	17.52%	15.65%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Large Cap Growth Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Russell™ Large Cap Index Portfolio

Sector Diversification as of December 31, 2017 (as a percentage of net assets)

Information Technology	26.2%
Financials	15.0%
Health Care	14.6%
Consumer Discretionary	11.7%
Consumer Staples	9.1%
Industrials	9.0%
Energy	5.9%
Telecommunication Services	2.6%
Materials	2.4%
Utilities	1.8%
Real Estate	1.4%
Assets in Excess of Other Liabilities*	0.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russell™ Large Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2017, the Portfolio’s Class S shares provided a total return of 22.27% compared to the Russell Top 200® Index, which returned 22.96% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Index. The Portfolio attempts to track the Russell Top 200® Index by principally investing in stocks that make up the Russell Top 200® Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Index.
The top performing sectors were information technology, consumer discretionary, and materials. Conversely, the bottom performing sector was telecommunications.
Current Outlook & Strategy: We believe that the U.S. economy is in a phase of self-sustaining, if slow, economic recovery. Amidst continued modestly improving economic conditions in the U.S. and increased optimism about the outlook for economic growth, the U.S. Federal Reserve Board is expected to move toward a normalized interest rate environment. The health of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high
Top Ten Holdings as of December 31, 2017 (as a percentage of net assets)

Apple, Inc.	4.7%
Microsoft Corp.	3.5%
Amazon.com, Inc.	2.5%
Facebook, Inc.	2.2%
Berkshire Hathaway, Inc. – Class B	2.1%
Johnson & Johnson	2.1%
JPMorgan Chase & Co.	2.0%
Exxon Mobil Corp.	1.9%
Alphabet, Inc. - Class C	1.7%
Alphabet, Inc. - Class A	1.7%
Portfolio holdings are subject to change daily.
incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Russell™ Large Cap Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	Since Inception of Classes ADV, I and S March 10, 2008	Since Inception of Class S2 February 27, 2009
Class ADV	21.96%	15.08%	9.16%	—
Class I	22.57%	15.66%	9.72%	—
Class S	22.27%	15.36%	9.44%	—
Class S2	22.08%	15.20%	—	16.89%
Russell Top 200® Index	22.96%	16.01%	10.09%	17.87%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Large Cap Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Russell™ Large Cap Value Index Portfolio

Sector Diversification as of December 31, 2017 (as a percentage of net assets)

Financials	29.4%
Health Care	16.7%
Energy	12.3%
Consumer Staples	10.7%
Information Technology	9.5%
Industrials	6.5%
Consumer Discretionary	4.3%
Telecommunication Services	4.2%
Utilities	3.8%
Materials	1.7%
Real Estate	0.3%
Assets in Excess of Other Liabilities*	0.6%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russell™ Large Cap Value Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Top 200® Value Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2017, the Portfolio’s Class S shares provided a total return of 13.19% compared to the Russell Top 200® Value Index, which returned 13.83% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Value Index. The Portfolio attempts to track the Russell Top 200® Value Index by principally investing in stocks that make up the Russell Top 200® Value Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Value Index.
Top Ten Holdings as of December 31, 2017 (as a percentage of net assets)

Berkshire Hathaway, Inc. – Class B	4.4%
JPMorgan Chase & Co.	4.3%
Exxon Mobil Corp.	4.1%
Johnson & Johnson	3.7%
Bank of America Corp.	3.3%
Wells Fargo & Co.	3.1%
AT&T, Inc.	2.8%
Chevron Corp.	2.7%
Procter & Gamble Co.	2.6%
Intel Corp.	2.5%
Portfolio holdings are subject to change daily.
The top performing sectors were information technology and materials. Conversely, the worst performing sector was telecommunications.
Current Outlook & Strategy: We believe that the U.S. economy is continuing its trend of self-sustaining, if modest, economic recovery. Amidst improving economic conditions in the U.S. and increased optimism about the outlook for economic growth, the U.S. Federal Reserve Board is expected to move toward a normalized interest rate environment. The health of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Russell™ Large Cap Value Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	Since Inception of Classes I and S May 1, 2009	Since Inception of Class ADV July 13, 2015
Class ADV	13.05%	—	—	9.48%
Class I	13.46%	13.37%	13.95%	—
Class S	13.19%	13.10%	13.67%	—
Russell Top 200® Value Index	13.83%	13.78%	14.37%	10.38%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Large Cap Value Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Russell™ Mid Cap Growth Index Portfolio

Sector Diversification as of December 31, 2017 (as a percentage of net assets)

Information Technology	27.4%
Consumer Discretionary	17.3%
Industrials	17.1%
Health Care	13.2%
Financials	7.2%
Materials	6.3%
Consumer Staples	4.1%
Real Estate	3.3%
Energy	2.5%
Telecommunication Services	0.2%
Utilities	0.1%
Assets in Excess of Other Liabilities*	1.3%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russell™ Mid Cap Growth Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Growth Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2017, the Portfolio’s Class S shares provided a total return of 24.36% compared to the Russell Midcap® Growth Index, which returned 25.27% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Growth Index. The Portfolio attempts to track the Russell Midcap® Growth Index by principally investing in stocks that make up the Russell Midcap® Growth Index. The Portfolio may not always hold all of the same securities as the Russell Midcap® Growth Index.
The top performing sectors were utilities and telecommunications. Conversely, the bottom performing sector was energy.
Top Ten Holdings as of December 31, 2017* (as a percentage of net assets)

Zoetis, Inc.	1.1%
Progressive Corp.	1.1%
Analog Devices, Inc.	1.0%
Illumina, Inc.	1.0%
Ross Stores, Inc.	1.0%
Lam Research Corp.	0.9%
Fiserv, Inc.	0.9%
DXC Technology Co.	0.9%
Amphenol Corp.	0.8%
Rockwell Automation, Inc.	0.8%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
Current Outlook & Strategy: We believe that the U.S. economy is continuing its trend of self-sustaining, if modest, economic recovery. Amidst improving economic conditions in the U.S. and increased optimism about the outlook for economic growth, the U.S. Federal Reserve Board is expected to move toward a normalized interest rate environment. The health of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Russell™ Mid Cap Growth Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	Since Inception of Classes I, S and S2 May 1, 2009
Class I	24.67%	14.87%	16.53%
Class S	24.36%	14.58%	16.25%
Class S2	24.19%	14.42%	16.08%
Russell Midcap® Growth Index	25.27%	15.30%	16.91%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Mid Cap Growth Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

Portfolio Managers’ Report	Voya Russell™ Mid Cap Index Portfolio

Sector Diversification as of December 31, 2017 (as a percentage of net assets)

Information Technology	15.4%
Financials	14.5%
Industrials	14.3%
Consumer Discretionary	14.3%
Health Care	9.4%
Real Estate	9.4%
Materials	5.9%
Utilities	5.8%
Energy	5.7%
Consumer Staples	4.1%
Telecommunication Services	0.4%
Assets in Excess of Other Liabilities*	0.8%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russell™ Mid Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell Midcap® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2017, the Portfolio’s Class S shares provided a total return of 17.67% compared to the Russell Midcap® Index, which returned 18.52% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Index. The Portfolio attempts to track the Russell Midcap® Index by principally investing in stocks that make up the Russell Midcap® Index. The Portfolio may not always hold all of the same securities as the Russell Midcap® Index.
The top performing sectors were technology and health care. Conversely,
Top Ten Holdings as of December 31, 2017* (as a percentage of net assets)

Zoetis, Inc.	0.5%
ProLogis, Inc.	0.5%
Progressive Corp.	0.5%
Illumina, Inc.	0.5%
Analog Devices, Inc.	0.4%
Marathon Petroleum Corp.	0.4%
Fidelity National Information Services, Inc.	0.4%
SunTrust Banks, Inc.	0.4%
Ross Stores, Inc.	0.4%
Synchrony Financial	0.4%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
the worst performing sector was energy.
Current Outlook & Strategy: We believe that the U.S. economy is in a phase of self-sustaining, if slow, economic recovery. Amidst continued modestly improving economic conditions in the U.S. and increased optimism about the outlook for economic growth, the U.S. Federal Reserve Board is expected to move toward a normalized interest rate environment. The health of U.S. corporations remains intact, as evidenced by significant amounts of free cash flow and record high incremental margins. U.S. corporations are also actively returning capital to shareholders via dividend increases and share buybacks.

*
Returns presented for the Portfolio are net of expenses.

*
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Russell™ Mid Cap Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	Since Inception of Classes ADV, I and S March 10, 2008	Since Inception of Class S2 February 27, 2009	Since Inception of Class P2 May 3, 2017
Class ADV	17.39%	13.92%	9.97%	—	—
Class I	17.97%	14.48%	10.51%	—	—
Class P2(1)	18.19%	14.52%	—	—	10.53%
Class S	17.67%	14.20%	10.23%	—	—
Class S2	17.47%	14.04%	—	18.81%	—
Russell Midcap® Index	18.52%	14.96%	10.91%	19.71%	10.91%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Mid Cap Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
The Class P2 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya Russell™ Small Cap Index Portfolio

Sector Diversification as of December 31, 2017 (as a percentage of net assets)

Financials	17.6%
Information Technology	16.5%
Industrials	15.4%
Health Care	15.2%
Consumer Discretionary	12.4%
Real Estate	6.7%
Materials	4.5%
Energy	4.0%
Utilities	3.5%
Consumer Staples	2.7%
Telecommunication Services	0.8%
Assets in Excess of Other Liabilities*	0.7%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya Russell™ Small Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Russell 2000® Index. The Portfolio is managed by Kai Yee Wong and Steve Wetter, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2017, the Portfolio’s Class S shares provided a total return of 13.97% compared to the Russell 2000® Index, which returned 14.65% for the same period.
Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Russell 2000® Index. The Portfolio attempts to track the Russell 2000® Index by principally investing in most of the stocks that make up the Russell 2000® Index. The stocks are chosen using statistical techniques so as to minimize the anticipated tracking error to the Russell 2000® Index. This approach is employed because of the relatively large number of small and/or illiquid stocks in the Russell 2000® Index. The Portfolio may not always hold all of
Top Ten Holdings as of December 31, 2017* (as a percentage of net assets)

Nektar Therapeutics	0.4%
Bluebird Bio, Inc.	0.4%
Sage Therapeutics, Inc.	0.3%
GrubHub, Inc.	0.3%
Exact Sciences Corp.	0.3%
Knight-Swift Transportation Holdings, Inc.	0.3%
Curtiss-Wright Corp.	0.3%
EPAM Systems, Inc.	0.3%
MGIC Investment Corp.	0.3%
Sterling Bancorp/DE	0.2%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
the same securities as the Russell 2000® Index.
The top performing sectors were health care and industrials sectors. Conversely, holdings within the energy sector had the largest negative impact on returns.
Current Outlook & Strategy: A lot of chatter in the markets is focusing on the low levels of volatility that prevailed in 2017 and whether 2018 will be the year that it returns. As usual there are any number of geopolitical or other risks that could cause a temporary sell-off, but we are heartened by the reality of macro fundamentals, which include strong and synchronous global growth. We believe that this would put a cap on any weakness in risk assets or rises in volatility.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya Russell™ Small Cap Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	Since Inception of Classes ADV, I and S March 10, 2008	Since Inception of Class S2 February 27, 2009	Since Inception of Class P2 May 3, 2017
Class ADV	13.65%	13.39%	10.06%	—	—
Class I	14.27%	13.97%	10.61%	—	—
Class P2(1)	14.55%	14.03%	—	—	10.63%
Class S	13.97%	13.68%	10.32%	—	—
Class S2	13.76%	13.52%	—	17.75%	—
Russell 2000® Index	14.65%	14.12%	10.81%	18.44%	10.81%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya Russell™ Small Cap Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.

(1)
The Class P2 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

Portfolio Managers’ Report	Voya U.S. Bond Index Portfolio

Investment Type Allocation as of December 31, 2017 (as a percentage of net assets)

U.S. Treasury Obligations	39.5%
Corporate Bonds/Notes	29.4%
U.S. Government Agency Obligations	28.4%
Foreign Government Bonds	3.2%
Commercial Mortgage-Backed Securities	1.9%
Municipal Bonds	1.0%
Asset-Backed Securities	0.8%
Collateralized Mortgage Obligations	0.1%
Liabilities in Excess of Other Assets*	(4.3)%
Net Assets	100.0%
* Includes short-term investments.
Portfolio holdings are subject to change daily.
Voya U.S. Bond Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return (which includes capital appreciation and income) of the Bloomberg Barclays U.S. Aggregate Bond Index. The Portfolio is managed by Bob Kase, CFA, and Matthew Toms, CFA, Portfolio Managers of Voya Investment Management Co. LLC — the Sub-Adviser.
Performance*: For the year ended December 31, 2017, the Portfolio’s Class I shares provided a total return of 3.19% compared to the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index” or “Bloomberg Barclays U.S. Aggregate Bond”), which returned 3.54% for the same period.
Portfolio Specifics**: Spread sectors broadly outperformed U.S. Treasuries in 2017. Corporate bond spreads continued their march lower posting another strong year. Agency mortgage-backed securities outperformed U.S. Treasuries, even as the Federal Reserve (“Fed”) continued the process of unwinding its balance sheet. Commercial mortgage-backed securities performed well, although most of the excess return was front-loaded as the sector recovered from concerns tied to weather-related events, coupled with the general rally in spread sectors. Asset-backed securities was the weakest performing sector in terms of excess return versus Treasuries, although investors were still paid a premium to
Top Ten Holdings as of December 31, 2017* (as a percentage of net assets)

United States Treasury Note, 2.000%, 11/30/22	3.3%
Ginnie Mae, 3.500%, 10/20/41	3.1%
Ginnie Mae, 3.000%, 01/15/43	2.5%
Freddie Mac, 3.500%, 07/15/41	1.4%
United States Treasury Bond, 2.750%, 08/15/47	1.4%
United States Treasury Note, 2.750%, 02/15/24	1.3%
United States Treasury Note, 2.250%, 11/15/27	1.2%
United States Treasury Note, 2.750%, 11/15/23	1.1%
United States Treasury Note, 1.375%, 04/30/21	1.1%
Fannie Mae, 3.000%, 01/18/47	1.0%
* Excludes short-term investments.
Portfolio holdings are subject to change daily.
own these securities over the risk-free asset.
The Portfolio is designed to track the performance of the Index by holding a representative sample of securities which make up the major sectors within the Index. Over the reporting period, asset allocation, duration and curve positioning were all flat vs. the benchmark. Security selection was slightly additive over the period.
Current Strategy and Outlook: Looking ahead, we expect the macroeconomic environment to remain supportive for the fixed income markets. Inflation, while below the Fed’s target, is expected to trend higher as pressure from demographic shifts and labor skill shortages increase. However, we believe this will be largely offset by disinflationary benefits of globalization of goods and technology improvements. Corporate tax cuts within the United States will provide a tailwind to corporate earnings, which we believe should lead to stronger nominal growth. That said, fuller valuations, coupled with diminished monetary support as the Fed winds down its balance sheet, could act a headwind moving into the first half of 2018.

*
Returns presented for the Portfolio are net of expenses.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Portfolio holdings are subject to change daily. The outlook for this Portfolio may differ from that presented for other Voya mutual funds. The Portfolio’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Voya U.S. Bond Index Portfolio	Portfolio Managers’ Report

Average Annual Total Returns for the Periods Ended December 31, 2017
	1 Year	5 Year	Since Inception of Class I March 7, 2008	Since Inception of Classes ADV and S March 10, 2008	Since Inception of Class S2 February 27, 2009	Since Inception of Class P2 May 3, 2017
Class ADV	2.68%	1.24%	—	3.09%	—	—
Class I	3.19%	1.75%	3.59%	—	—	—
Class P2(1)	3.36%	1.78%	—	—	—	3.61%
Class S	2.94%	1.50%	—	3.32%	—	—
Class S2	2.78%	1.34%	—	—	3.32%	—
Bloomberg Barclays U.S. Aggregate Bond	3.54%	2.10%	4.01%	3.98%	4.09%	4.01%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of Voya U.S. Bond Index Portfolio against the index indicated. The index is unmanaged and has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.
The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your variable annuity contract or variable life insurance policy. Total returns would have been lower if such expenses or charges were included.
The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.
The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.
The performance update illustrates performance for a variable investment option available through a variable annuity contract or a variable life insurance policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.
This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.
The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.
Portfolio holdings are subject to change daily.
Prior to February 21, 2012, the Portfolio was managed by a different sub-adviser.

(1)
The Class P2 shares performance shown for the period prior to their inception date is the performance of Class I shares without adjustment for any differences in the expenses between the two classes. If adjusted for such differences, returns would be different.

SHAREHOLDER EXPENSE EXAMPLES (Unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period from July 1, 2017 to December 31, 2017. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension, or retirement plan. Expenses would have been higher if such charges were included.
Actual Expenses
The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.
	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*
Voya Australia Index Portfolio
Class I	$1,000.00	$1,094.10	0.46%	$2.43	$1,000.00	$1,022.89	0.46%	$2.35
Voya Emerging Markets Index Portfolio
Class I	$1,000.00	$1,153.50	0.55%	$2.99	$1,000.00	$1,022.43	0.55%	$2.80
Class P2	1,000.00	1,155.20	0.15	0.81	1,000.00	1,024.45	0.15	0.77
Class S	1,000.00	1,151.70	0.80	4.34	1,000.00	1,021.17	0.80	4.08
Voya Euro STOXX 50® Index Portfolio
Class ADV	$1,000.00	$1,066.50	0.94%	$4.90	$1,000.00	$1,020.47	0.94%	$4.79
Class I	1,000.00	1,068.80	0.44	2.29	1,000.00	1,022.99	0.44	2.24
Voya FTSE 100 Index® Portfolio
Class ADV	$1,000.00	$1,098.10	0.92%	$4.87	$1,000.00	$1,020.57	0.92%	$4.69
Class I	1,000.00	1,102.00	0.42	2.23	1,000.00	1,023.09	0.42	2.14
Voya Hang Seng Index Portfolio
Class ADV	$1,000.00	$1,171.10	1.02%	$5.58	$1,000.00	$1,020.06	1.02%	$5.19
Class I	1,000.00	1,174.00	0.52	2.85	1,000.00	1,022.58	0.52	2.65
Class S	1,000.00	1,172.80	0.77	4.22	1,000.00	1,021.32	0.77	3.92

SHAREHOLDER EXPENSE EXAMPLES (Unaudited) (continued)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*	Beginning Account Value July 1, 2017	Ending Account Value December 31, 2017	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2017*
Voya International Index Portfolio
Class ADV	$1,000.00	$1,086.90	0.94%	$4.94	$1,000.00	$1,020.47	0.94%	$4.79
Class I	1,000.00	1,089.20	0.45	2.37	1,000.00	1,022.94	0.45	2.29
Class P2	1,000.00	1,091.30	0.15	0.79	1,000.00	1,024.45	0.15	0.77
Class S	1,000.00	1,087.80	0.70	3.68	1,000.00	1,021.68	0.70	3.57
Class S2	1,000.00	1,087.80	0.85	4.47	1,000.00	1,020.92	0.85	4.33
Voya Japan TOPIX Index® Portfolio
Class ADV	$1,000.00	$1,123.30	0.93%	$4.98	$1,000.00	$1,020.52	0.93%	$4.74
Class I	1,000.00	1,125.80	0.43	2.30	1,000.00	1,023.04	0.43	2.19
Voya Russell™ Large Cap Growth Index Portfolio
Class ADV	$1,000.00	$1,142.80	0.93%	$5.02	$1,000.00	$1,020.52	0.93%	$4.74
Class I	1,000.00	1,145.50	0.43	2.33	1,000.00	1,023.04	0.43	2.19
Class S	1,000.00	1,144.20	0.68	3.68	1,000.00	1,021.78	0.68	3.47
Voya Russell™ Large Cap Index Portfolio
Class ADV	$1,000.00	$1,115.30	0.87%	$4.64	$1,000.00	$1,020.82	0.87%	$4.43
Class I	1,000.00	1,118.30	0.37	1.98	1,000.00	1,023.34	0.37	1.89
Class S	1,000.00	1,116.80	0.62	3.31	1,000.00	1,022.08	0.62	3.16
Class S2	1,000.00	1,115.90	0.77	4.11	1,000.00	1,021.32	0.77	3.92
Voya Russell™ Large Cap Value Index Portfolio
Class ADV	$1,000.00	$1,085.90	0.89%	$4.68	$1,000.00	$1,020.72	0.89%	$4.53
Class I	1,000.00	1,088.10	0.39	2.05	1,000.00	1,023.24	0.39	1.99
Class S	1,000.00	1,086.80	0.64	3.37	1,000.00	1,021.98	0.64	3.26
Voya Russell™ Mid Cap Growth Index Portfolio
Class I	$1,000.00	$1,122.10	0.43%	$2.30	$1,000.00	$1,023.04	0.43%	$2.19
Class S	1,000.00	1,120.70	0.68	3.63	1,000.00	1,021.78	0.68	3.47
Class S2	1,000.00	1,120.20	0.83	4.44	1,000.00	1,021.02	0.83	4.23
Voya Russell™ Mid Cap Index Portfolio
Class ADV	$1,000.00	$1,092.70	0.93%	$4.91	$1,000.00	$1,020.52	0.93%	$4.74
Class I	1,000.00	1,094.80	0.43	2.27	1,000.00	1,023.04	0.43	2.19
Class P2	1,000.00	1,096.80	0.15	0.79	1,000.00	1,024.45	0.15	0.77
Class S	1,000.00	1,093.80	0.68	3.59	1,000.00	1,021.78	0.68	3.47
Class S2	1,000.00	1,092.80	0.83	4.38	1,000.00	1,021.02	0.83	4.23
Voya Russell™ Small Cap Index Portfolio
Class ADV	$1,000.00	$1,087.60	0.95%	$5.00	$1,000.00	$1,020.42	0.95%	$4.84
Class I	1,000.00	1,090.50	0.45	2.37	1,000.00	1,022.94	0.45	2.29
Class P2	1,000.00	1,092.60	0.15	0.79	1,000.00	1,024.45	0.15	0.77
Class S	1,000.00	1,089.20	0.70	3.69	1,000.00	1,021.68	0.70	3.57
Class S2	1,000.00	1,088.60	0.85	4.47	1,000.00	1,020.92	0.85	4.33
Voya U.S. Bond Index Portfolio
Class ADV	$1,000.00	$1,008.10	0.90%	$4.56	$1,000.00	$1,020.67	0.90%	$4.58
Class I	1,000.00	1,010.70	0.40	2.03	1,000.00	1,023.19	0.40	2.04
Class P2	1,000.00	1,011.90	0.15	0.76	1,000.00	1,024.45	0.15	0.77
Class S	1,000.00	1,009.40	0.65	3.29	1,000.00	1,021.93	0.65	3.31
Class S2	1,000.00	1,007.70	0.80	4.05	1,000.00	1,021.17	0.80	4.08

*
Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors
Voya Variable Portfolios, Inc.:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Voya Australia Index Portfolio, Voya Emerging Markets Index Portfolio, Voya Euro STOXX 50® Index Portfolio, Voya FTSE 100 Index® Portfolio, Voya Hang Seng Index Portfolio, Voya International Index Portfolio, Voya Japan TOPIX Index® Portfolio, Voya Russell™ Large Cap Growth Index Portfolio, Voya Russell™ Large Cap Index Portfolio, Voya Russell™ Large Cap Value Index Portfolio, Voya Russell™ Mid Cap Growth Index Portfolio, Voya Russell™ Mid Cap Index Portfolio, Voya Russell™ Small Cap Index Portfolio, and Voya U.S. Bond Index Portfolio (the “Funds”), each a series of Voya Variable Portfolios, Inc., including the summary portfolios or portfolio of investments, as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more Voya investment companies since 1975.
Boston, Massachusetts
February 21, 2018

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2017

	Voya Australia Index Portfolio	Voya Emerging Markets Index Portfolio	Voya Euro STOXX 50® Index Portfolio	Voya FTSE 100 Index® Portfolio
ASSETS:
Investments in securities at fair value+*	$101,178,234	$717,403,352	$372,852,286	$276,296,018
Short-term investments at fair value**	4,621,929	12,510,331	—	2,951,883
Cash	—	—	—	378,269
Cash collateral for futures	176,158	283,965	420,249	298,752
Foreign currencies at value***	333,438	493,258	229,944	330,737
Foreign cash collateral for futures****	58,577	—	—	128,917
Receivables:
Investment securities sold	158,787	397	4,015,831	—
Fund shares sold	329	1,796,421	823	3,409
Dividends	202,159	1,300,265	214,869	687,080
Interest	—	—	76	—
Foreign tax reclaims	—	—	1,254,731	24,592
Unrealized appreciation on forward foreign currency contracts	5,875	—	89,397	18,745
Prepaid expenses	599	2,253	1,661	22,065
Reimbursement due from manager	—	78,135	—	—
Other assets	3,425	12,008	13,384	10,221
Total assets	106,739,510	733,880,385	379,093,251	281,150,688
LIABILITIES:
Payable for investment securities purchased	295,680	330	13,928	—
Payable for fund shares redeemed	105,680	3,111,776	398,491	297,102
Payable for foreign cash collateral for futures*****	—	—	102,552	—
Payable upon receipt of securities loaned	4,580,929	7,360,331	—	2,951,883
Unrealized depreciation on forward foreign currency contracts	—	—	33,285	5,643
Payable for investment management fees	29,885	227,806	115,287	81,147
Payable for distribution and shareholder service fees	—	—	12,107	2,248
Payable to custodian due to bank overdraft	—	—	169,835	—
Payable for directors fees	603	3,550	2,030	1,415
Payable to directors under the deferred compensation plan (Note 6)	3,425	12,008	13,384	10,221
Other accrued expenses and liabilities	38,295	859,703	152,914	108,208
Total liabilities	5,054,497	11,575,504	1,013,813	3,457,867
NET ASSETS	$101,685,013	$722,304,881	$378,079,438	$277,692,821
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$120,472,241	$635,646,871	$305,684,483	$235,520,196
Undistributed net investment income	5,433,218	17,137,582	10,375,078	12,069,017
Accumulated net realized loss	(34,427,348)	(76,434,992)	(5,536,031)	(1,809,086)
Net unrealized appreciation	10,206,902	145,955,420	67,555,908	31,912,694
NET ASSETS	$101,685,013	$722,304,881	$378,079,438	$277,692,821
+ Including securities loaned at value	$4,342,513	$7,016,839	$—	$2,804,622
* Cost of investments in securities	$90,981,991	$571,623,124	$305,387,784	$244,444,221
** Cost of short-term investments	$4,621,929	$12,510,331	$—	$2,951,883
*** Cost of foreign currencies	$329,122	$488,758	$228,655	$327,603
**** Cost of foreign cash collateral for futures	$58,577	$—	$—	$128,917
***** Cost of payable for foreign cash collateral for futures	$—	$—	$102,551	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2017 (continued)

	Voya Australia Index Portfolio	Voya Emerging Markets Index Portfolio	Voya Euro STOXX 50® Index Portfolio	Voya FTSE 100 Index® Portfolio
Class ADV
Net assets	n/a	n/a	$25,513,735	$5,375,756
Shares authorized	n/a	n/a	100,000,000	100,000,000
Par value	n/a	n/a	$0.001	$0.001
Shares outstanding	n/a	n/a	2,242,727	545,705
Net asset value and redemption price per share	n/a	n/a	$11.38	$9.85
Class I
Net assets	$101,685,013	$502,979,368	$352,565,703	$272,317,065
Shares authorized	100,000,000	100,000,000	200,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	10,937,678	39,156,045	30,684,737	27,397,532
Net asset value and redemption price per share	$9.30	$12.85	$11.49	$9.94
Class P2
Net assets	n/a	$219,321,640	n/a	n/a
Shares authorized	n/a	100,000,000	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	17,022,400	n/a	n/a
Net asset value and redemption price per share	n/a	$12.88	n/a	n/a
Class S
Net assets	n/a	$3,873	n/a	n/a
Shares authorized	n/a	100,000,000	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	300	n/a	n/a
Net asset value and redemption price per share	n/a	$12.91	n/a	n/a
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2017

	Voya Hang Seng Index Portfolio	Voya International Index Portfolio	Voya Japan TOPIX Index® Portfolio	Voya Russell™ Large Cap Growth Index Portfolio
ASSETS:
Investments in securities at fair value+*	$73,374,385	$1,648,637,226	$299,643,932	$695,289,824
Short-term investments at fair value**	137,000	46,211,944	2,362,525	7,524,441
Cash	956	86,355	2,845,789	—
Cash collateral for futures	59,633	1,189,102	16,380	172,651
Foreign currencies at value***	226,756	201,664	658,974	—
Foreign cash collateral for futures****	—	—	114,498	—
Receivables:
Investment securities sold	—	123,880	—	—
Fund shares sold	165	997,227	658	88,631
Dividends	333	1,727,149	344,770	425,528
Foreign tax reclaims	—	3,382,402	1,771	—
Unrealized appreciation on forward foreign currency contracts	—	—	15,128	—
Prepaid expenses	410	6,016	1,224	2,458
Reimbursement due from manager	—	325,018	—	—
Other assets	2,809	70,164	9,593	14,145
Total assets	73,802,447	1,702,958,147	306,015,242	703,517,678
LIABILITIES:
Payable for investment securities purchased	—	48,751	—	572,505
Payable for fund shares redeemed	46,263	4,010,064	313,468	1,277,986
Payable for foreign cash collateral for futures*****	94,059	—	—	—
Payable upon receipt of securities loaned	—	13,792,944	2,362,525	3,680,441
Unrealized depreciation on forward foreign currency contracts	584	—	11,574	—
Payable for investment management fees	21,655	646,309	90,894	236,285
Payable for distribution and shareholder service fees	6,875	307,085	4,958	74,029
Payable for directors fees	424	8,737	1,537	3,280
Payable to directors under the deferred compensation plan (Note 6)	2,809	70,164	9,593	14,145
Other accrued expenses and liabilities	47,148	459,345	62,618	69,278
Total liabilities	219,817	19,343,399	2,857,167	5,927,949
NET ASSETS	$73,582,630	$1,683,614,748	$303,158,075	$697,589,729
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$35,056,924	$1,397,792,188	$186,206,016	$259,938,229
Undistributed net investment income	3,149,431	44,919,706	6,467,522	6,671,582
Accumulated net realized gain (loss)	5,713,482	(63,147,787)	15,653,095	23,786,024
Net unrealized appreciation	29,662,793	304,050,641	94,831,442	407,193,894
NET ASSETS	$73,582,630	$1,683,614,748	$303,158,075	$697,589,729
+ Including securities loaned at value	$—	$13,121,442	$2,235,269	$3,603,693
* Cost of investments in securities	$43,723,346	$1,345,072,169	$204,800,452	$288,092,675
** Cost of short-term investments	$137,000	$46,211,944	$2,362,525	$7,524,441
*** Cost of foreign currencies	$226,616	$199,750	$654,809	$—
**** Cost of foreign cash collateral for futures	$—	$—	$114,497	$—
***** Cost of payable for foreign cash collateral for futures	$94,059	$—	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2017 (continued)

	Voya Hang Seng Index Portfolio	Voya International Index Portfolio	Voya Japan TOPIX Index® Portfolio	Voya Russell™ Large Cap Growth Index Portfolio
Class ADV
Net assets	$1,026,276	$692,746,646	$11,532,156	$4,255
Shares authorized	100,000,000	250,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	58,356	65,884,210	917,773	121
Net asset value and redemption price per share	$17.59	$10.51	$12.57	$35.05
Class I
Net assets	$41,870,682	$319,368,705	$291,625,919	$354,275,420
Shares authorized	100,000,000	200,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	2,368,064	29,728,835	22,946,927	10,021,199
Net asset value and redemption price per share	$17.68	$10.74	$12.71	$35.35
Class P2
Net assets	n/a	$589,018,651	n/a	n/a
Shares authorized	n/a	100,000,000	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	54,741,022	n/a	n/a
Net asset value and redemption price per share	n/a	$10.76	n/a	n/a
Class S
Net assets	$30,685,672	$81,188,450	n/a	$343,310,054
Shares authorized	100,000,000	100,000,000	n/a	100,000,000
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	1,738,823	7,613,170	n/a	9,767,040
Net asset value and redemption price per share	$17.65	$10.66	n/a	$35.15
Class S2
Net assets	n/a	$1,292,296	n/a	n/a
Shares authorized	n/a	100,000,000	n/a	n/a
Par value	n/a	$0.001	n/a	n/a
Shares outstanding	n/a	121,380	n/a	n/a
Net asset value and redemption price per share	n/a	$10.65	n/a	n/a
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2017

	Voya Russell™ Large Cap Index Portfolio	Voya Russell™ Large Cap Value Index Portfolio	Voya Russell™ Mid Cap Growth Index Portfolio	Voya Russell™ Mid Cap Index Portfolio
ASSETS:
Investments in securities at fair value+*	$903,859,233	$423,940,650	$300,264,364	$1,919,799,923
Investments in affiliates at fair value**	—	—	50,212	2,402,560
Short-term investments at fair value***	6,660,059	2,528,823	11,701,360	49,128,505
Cash collateral for futures	161,553	98,434	89,641	513,461
Receivables:
Investment securities sold	—	—	1,561,847	4,368,982
Fund shares sold	51,730	21,350	23,435	554,010
Dividends	824,423	533,800	169,707	2,790,394
Foreign tax reclaims	—	920	—	—
Prepaid expenses	3,541	1,867	1,308	8,185
Reimbursement due from manager	6,730	—	1,469	67,718
Other assets	73,460	7,968	8,822	58,360
Total assets	911,640,729	427,133,812	313,872,165	1,979,692,098
LIABILITIES:
Payable for investment securities purchased	395,763	—	129,413	358,888
Payable for fund shares redeemed	678,795	368,455	326,322	7,349,147
Payable upon receipt of securities loaned	2,741,059	192,823	8,667,360	31,824,505
Payable for investment management fees	270,667	130,376	104,112	676,821
Payable for distribution and shareholder service fees	144,929	68,556	61,505	150,932
Payable for directors fees	4,416	2,184	1,487	10,018
Payable to directors under the deferred compensation plan (Note 6)	73,460	7,968	8,822	58,360
Other accrued expenses and liabilities	92,934	13,982	164,314	214,853
Total liabilities	4,402,023	784,344	9,463,335	40,643,524
NET ASSETS	$907,238,706	$426,349,468	$304,408,830	$1,939,048,574
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$325,092,503	$286,297,407	$133,886,096	$783,380,716
Undistributed net investment income	12,842,199	8,427,162	1,261,044	23,722,670
Accumulated net realized gain (loss)	(12,038,661)	10,101,011	32,329,934	186,668,315
Net unrealized appreciation	581,342,665	121,523,888	136,931,756	945,276,873
NET ASSETS	$907,238,706	$426,349,468	$304,408,830	$1,939,048,574
+ Including securities loaned at value	$2,677,261	$182,223	$8,354,682	$30,835,156
* Cost of investments in securities	$322,542,080	$302,427,183	$163,335,263	$975,499,314
** Cost of investments in affiliates	$—	$—	$35,767	$1,432,198
*** Cost of short-term investments	$6,660,059	$2,528,823	$11,701,360	$49,128,505
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2017 (continued)

	Voya Russell™ Large Cap Index Portfolio	Voya Russell™ Large Cap Value Index Portfolio	Voya Russell™ Mid Cap Growth Index Portfolio	Voya Russell™ Mid Cap Index Portfolio
Class ADV
Net assets	$43,874,478	$3,787	n/a	$181,784,037
Shares authorized	100,000,000	100,000,000	n/a	100,000,000
Par value	$0.001	$0.001	n/a	$0.001
Shares outstanding	2,130,267	164	n/a	11,515,440
Net asset value and redemption price per share	$20.60	$23.13	n/a	$15.79
Class I
Net assets	$272,428,581	$105,552,222	$17,724,197	$1,191,268,781
Shares authorized	400,000,000	100,000,000	100,000,000	300,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	12,980,886	4,522,264	503,348	73,158,352
Net asset value and redemption price per share	$20.99	$23.34	$35.21	$16.28
Class P2
Net assets	n/a	n/a	n/a	$228,215,178
Shares authorized	n/a	n/a	n/a	100,000,000
Par value	n/a	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	n/a	13,993,854
Net asset value and redemption price per share	n/a	n/a	n/a	$16.31
Class S
Net assets	$589,671,787	$320,793,459	$284,958,543	$321,477,607
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	28,300,100	13,843,283	8,115,655	19,976,752
Net asset value and redemption price per share	$20.84	$23.17	$35.11	$16.09
Class S2
Net assets	$1,263,860	n/a	$1,726,090	$16,302,971
Shares authorized	100,000,000	n/a	100,000,000	100,000,000
Par value	$0.001	n/a	$0.001	$0.001
Shares outstanding	59,112	n/a	49,251	1,026,040
Net asset value and redemption price per share	$21.38	n/a	$35.05	$15.89
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2017

	Voya Russell™ Small Cap Index Portfolio	Voya U.S. Bond Index Portfolio
ASSETS:
Investments in securities at fair value+*	$943,346,921	$3,526,206,932
Short-term investments at fair value**	75,284,849	308,106,446
Cash	238,904	—
Cash collateral for futures	272,919	7,300
Cash pledged for centrally cleared swaps (Note 2)	—	100,000
Cash pledged as collateral for delayed-delivery or when-issued securities (Note 2)	—	330,000
Receivables:
Investment securities sold	771,231	6,458,979
Fund shares sold	232,934	6,384,728
Dividends	1,320,439	13,495
Interest	—	19,908,627
Prepaid expenses	3,291	13,736
Reimbursement due from manager	37,804	172,272
Other assets	32,222	112,226
Total assets	1,021,541,514	3,867,814,741
LIABILITIES:
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	358,973,252
Payable for fund shares redeemed	2,449,289	4,598,565
Payable upon receipt of securities loaned	67,993,849	122,155,709
Payable for investment management fees	348,604	1,095,011
Payable for distribution and shareholder service fees	101,718	54,922
Payable for directors fees	4,583	17,833
Payable to directors under the deferred compensation plan (Note 6)	32,222	112,226
Other accrued expenses and liabilities	102,272	322,225
Total liabilities	71,032,537	487,329,743
NET ASSETS	$950,508,977	$3,380,484,998
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$543,891,431	$3,322,157,220
Undistributed net investment income	8,521,157	8,860,642
Accumulated net realized gain (loss)	48,306,736	(5,016,231)
Net unrealized appreciation	349,789,653	54,483,367
NET ASSETS	$950,508,977	$3,380,484,998
+ Including securities loaned at value	$66,077,587	$119,600,377
* Cost of investments in securities	$593,620,894	$3,471,658,128
** Cost of short-term investments	$75,284,849	$308,175,744
See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES as of December 31, 2017 (continued)

	Voya Russell™ Small Cap Index Portfolio	Voya U.S. Bond Index Portfolio
Class ADV
Net assets	$110,992,191	$31,474,585
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	7,324,594	2,984,775
Net asset value and redemption price per share	$15.15	$10.55
Class I
Net assets	$463,391,474	$2,424,884,616
Shares authorized	100,000,000	700,000,000
Par value	$0.001	$0.001
Shares outstanding	29,594,265	229,020,922
Net asset value and redemption price per share	$15.66	$10.59
Class P2
Net assets	$125,069,035	$731,604,923
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	7,967,842	69,078,693
Net asset value and redemption price per share	$15.70	$10.59
Class S
Net assets	$242,691,757	$190,071,473
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	15,647,129	18,003,568
Net asset value and redemption price per share	$15.51	$10.56
Class S2
Net assets	$8,364,520	$2,449,401
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	548,840	231,925
Net asset value and redemption price per share	$15.24	$10.56
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2017

	Voya Australia Index Portfolio	Voya Emerging Markets Index Portfolio	Voya Euro STOXX 50® Index Portfolio	Voya FTSE 100 Index® Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$5,210,727	$15,108,998	$11,579,726	$12,039,652
Interest, net of foreign taxes withheld*	1,532	21,583	1,706	2,677
Securities lending income, net	33,522	94,164	336,767	124,937
Total investment income	5,245,781	15,224,745	11,918,199	12,167,266
EXPENSES:
Investment management fees	844,753	4,210,100	2,842,141	1,981,233
Distribution and shareholder service fees:
Class ADV	—	—	130,887	25,686
Class S	—	8	—	—
Transfer agent fees	184	1,965	682	523
Shareholder reporting expense	3,975	17,309	16,390	7,384
Professional fees	12,575	71,786	27,589	19,850
Custody and accounting expense	83,155	753,647	145,253	87,920
Directors fees	4,827	28,406	16,241	11,321
License fee	15,001	194,308	121,803	54,236
Miscellaneous expense	7,306	31,452	24,865	15,087
Interest expense	829	11,087	2,829	2,229
Total expenses	972,605	5,320,068	3,328,680	2,205,469
Waived and reimbursed fees	(422,374)	(2,234,054)	(1,421,063)	(990,612)
Net expenses	550,231	3,086,014	1,907,617	1,214,857
Net investment income	4,695,550	12,138,731	10,010,582	10,952,409
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments (net of Brazilian capital gains tax withheld^)	(2,163,699)	6,889,037	24,135,426	6,375,810
Forward foreign currency contracts	29,983	16,145	92,312	104,975
Foreign currency related transactions	147,674	(56,299)	305,254	220,204
Futures	182,851	3,817,762	326,776	419,643
Net realized gain (loss)	(1,803,191)	10,666,645	24,859,768	7,120,632
Net change in unrealized appreciation (depreciation) on:
Investments (net of Indian capital gains tax accrued#)	19,368,907	174,538,120	53,728,941	38,819,115
Forward foreign currency contracts	10,793	—	36,574	30,340
Foreign currency related transactions	7,739	6,075	167,843	20,059
Futures	(25,900)	345,826	(133,743)	(17,115)
Net change in unrealized appreciation (depreciation)	19,361,539	174,890,021	53,799,615	38,852,399
Net realized and unrealized gain	17,558,348	185,556,666	78,659,383	45,973,031
Increase in net assets resulting from operations	$22,253,898	$197,695,397	$88,669,965	$56,925,440
* Foreign taxes withheld	$92,640	$1,936,294	$1,807,631	$177,443
# Foreign taxes accrued on Indian investments	$—	$411,785	$—	$—
^ Foreign taxes on sale of Brazilian investments	$—	$12,053	$—	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2017

	Voya Hang Seng Index Portfolio	Voya International Index Portfolio	Voya Japan TOPIX Index® Portfolio	Voya Russell™ Large Cap Growth Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$2,894,770	$45,120,166	$5,712,810	$10,314,182
Interest, net of foreign taxes withheld*	850	14,240	1,946	2,279
Securities lending income, net	2,277	688,993	62,348	28,799
Total investment income	2,897,897	45,823,399	5,777,104	10,345,260
EXPENSES:
Investment management fees	593,547	7,215,173	2,151,940	3,248,782
Distribution and shareholder service fees:
Class ADV	4,835	3,576,229	55,775	20
Class S	72,038	196,460	—	827,179
Class S2	—	5,311	—	—
Transfer agent fees	321	3,517	550	1,407
Shareholder reporting expense	4,563	68,675	12,045	39,420
Professional fees	12,059	79,551	22,844	39,854
Custody and accounting expense	79,074	462,590	138,604	71,352
Directors fees	3,559	69,896	12,297	26,240
License fee	33,917	472,626	18,447	—
Miscellaneous expense	12,648	53,836	19,920	31,192
Interest expense	3,443	127	7,480	161
Total expenses	820,004	12,203,991	2,439,902	4,285,607
Waived and reimbursed fees	(296,772)	(2,393,574)	(1,075,964)	(655,991)
Net expenses	523,232	9,810,417	1,363,938	3,629,616
Net investment income	2,374,665	36,012,982	4,413,166	6,715,644
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	9,864,121	(2,473,805)	21,262,390	22,345,197
Forward foreign currency contracts	(17,022)	—	124,662	—
Foreign currency related transactions	(9,673)	1,107,045	(65,752)	7,180
Futures	605,296	8,533,402	887,463	1,621,867
Net realized gain	10,442,722	7,166,642	22,208,763	23,974,244
Net change in unrealized appreciation (depreciation) on:
Investments	15,894,033	296,572,399	44,443,321	144,578,626
Forward foreign currency contracts	(1,620)	—	17,665	—
Foreign currency related transactions	(36)	227,712	6,344	—
Futures	6,823	450,878	(50,851)	(1,785)
Net change in unrealized appreciation (depreciation)	15,899,200	297,250,989	44,416,479	144,576,841
Net realized and unrealized gain	26,341,922	304,417,631	66,625,242	168,551,085
Increase in net assets resulting from operations	$28,716,587	$340,430,613	$71,038,408	$175,266,729
* Foreign taxes withheld	$124,227	$3,927,450	$635,381	$—
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2017

	Voya Russell™ Large Cap Index Portfolio	Voya Russell™ Large Cap Value Index Portfolio	Voya Russell™ Mid Cap Growth Index Portfolio	Voya Russell™ Mid Cap Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$18,057,298	$10,975,280	$3,166,854	$33,106,190
Interest	2,364	1,310	688	6,294
Dividends from affiliates	—	—	22	2,215
Securities lending income, net	29,291	3,471	105,861	411,110
Total investment income	18,088,953	10,980,061	3,273,425	33,525,809
EXPENSES:
Investment management fees	3,091,253	1,997,113	1,487,492	7,941,225
Distribution and shareholder service fees:
Class ADV	191,740	16	—	845,882
Class S	1,488,757	835,895	707,876	851,228
Class S2	4,948	—	6,297	65,606
Transfer agent fees	1,284	697	678	3,025
Shareholder reporting expense	42,735	17,520	24,310	76,705
Professional fees	57,825	27,059	32,366	118,833
Custody and accounting expense	93,250	48,243	63,080	237,074
Directors fees	35,329	17,471	11,900	80,144
Miscellaneous expense	41,793	23,182	25,300	97,978
Interest expense	1,981	2,280	2,145	9,263
Total expenses	5,050,895	2,969,476	2,361,444	10,326,963
Waived and reimbursed fees	(78,406)	(436,775)	(357,895)	(537,712)
Net expenses	4,972,489	2,532,701	2,003,549	9,789,251
Net investment income	13,116,464	8,447,360	1,269,876	23,736,558
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	56,245,976	13,824,679	32,806,039	197,279,011
Affiliates	—	—	678	(103,766)
Foreign currency related transactions	3,330	—	—	—
Futures	1,673,423	898,235	269,827	1,675,421
Net realized gain	57,922,729	14,722,914	33,076,544	198,850,666
Net change in unrealized appreciation (depreciation) on:
Investments	106,263,157	30,768,178	30,533,485	95,630,700
Affiliates	—	—	14,445	580,940
Futures	25,413	13,373	63,091	536,573
Net change in unrealized appreciation (depreciation)	106,288,570	30,781,551	30,611,021	96,748,213
Net realized and unrealized gain	164,211,299	45,504,465	63,687,565	295,598,879
Increase in net assets resulting from operations	$177,327,763	$53,951,825	$64,957,441	$319,335,437
* Foreign taxes withheld	$1,650	$1,769	$42	$5,750
See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS for the year ended December 31, 2017

	Voya Russell™ Small Cap Index Portfolio	Voya U.S. Bond Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$11,300,529	$69,873
Interest	6,128	85,402,456
Securities lending income, net	1,726,196	467,223
Total investment income	13,032,853	85,939,552
EXPENSES:
Investment management fees	3,785,813	12,773,929
Distribution and shareholder service fees:
Class ADV	516,454	159,774
Class S	642,676	526,086
Class S2	35,362	10,630
Transfer agent fees	1,900	4,512
Shareholder reporting expense	38,100	109,180
Professional fees	61,025	180,082
Custody and accounting expense	107,020	396,240
Directors fees	36,656	142,668
Miscellaneous expense	36,287	127,026
Interest expense	6,326	6,584
Total expenses	5,267,619	14,436,711
Waived and reimbursed fees	(300,606)	(1,293,812)
Net expenses	4,967,013	13,142,899
Net investment income	8,065,840	72,796,653
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	48,927,134	6,145,961
Foreign currency related transactions	807	—
Futures	980,349	6,573
Swaps	—	172,826
Net realized gain	49,908,290	6,325,360
Net change in unrealized appreciation (depreciation) on:
Investments	61,760,020	24,913,651
Futures	463,769	1,446
Net change in unrealized appreciation (depreciation)	62,223,789	24,915,097
Net realized and unrealized gain	112,132,079	31,240,457
Increase in net assets resulting from operations	$120,197,919	$104,037,110
* Foreign taxes withheld	$2,993	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Australia Index Portfolio		Voya Emerging Markets Index Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$4,695,550	$4,059,394	$12,138,731	$9,831,145
Net realized gain (loss)	(1,803,191)	(2,519,523)	10,666,645	(40,351,386)
Net change in unrealized appreciation (depreciation)	19,361,539	6,811,853	174,890,021	79,996,858
Increase in net assets resulting from operations	22,253,898	8,351,724	197,695,397	49,476,617
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(4,731,859)	(7,529,762)	(7,793,282)	(11,483,688)
Class P2	—	—	(2,123,366)	—
Class S	—	—	(28)	(347)
Total distributions	(4,731,859)	(7,529,762)	(9,916,676)	(11,484,035)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	258,018	63,394,398	328,368,074	243,358,343
Reinvestment of distributions	4,731,859	7,529,762	9,916,648	11,483,976
	4,989,877	70,924,160	338,284,722	254,842,319
Cost of shares redeemed	(63,180,337)	(43,729,993)	(332,222,304)	(275,343,731)
Net increase (decrease) in net assets resulting from capital share transactions	(58,190,460)	27,194,167	6,062,418	(20,501,412)
Net increase (decrease) in net assets	(40,668,421)	28,016,129	193,841,139	17,491,170
NET ASSETS:
Beginning of year or period	142,353,434	114,337,305	528,463,742	510,972,572
End of year or period	$101,685,013	$142,353,434	$722,304,881	$528,463,742
Undistributed net investment income at end of year or period	$5,433,218	$4,736,318	$17,137,582	$9,905,933

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Euro STOXX 50® Index Portfolio		Voya FTSE 100 Index® Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$10,010,582	$14,945,766	$10,952,409	$11,629,326
Net realized gain	24,859,768	21,174,116	7,120,632	5,428,548
Net change in unrealized appreciation (depreciation)	53,799,615	(31,508,967)	38,852,399	(21,428,198)
Increase (decrease) in net assets resulting from operations	88,669,965	4,610,915	56,925,440	(4,370,324)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(758,294)	(508,884)	(156,667)	(258,627)
Class I	(14,247,161)	(11,323,478)	(10,695,400)	(13,806,768)
Net realized gains:
Class ADV	—	—	(159,191)	(214,033)
Class I	—	—	(9,218,630)	(10,090,028)
Total distributions	(15,005,455)	(11,832,362)	(20,229,888)	(24,369,456)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	10,163,967	153,346,241	7,796,268	55,560,256
Reinvestment of distributions	15,005,455	11,832,362	20,229,888	24,369,456
	25,169,422	165,178,603	28,026,156	79,929,712
Cost of shares redeemed	(125,931,881)	(181,884,165)	(83,642,839)	(95,704,688)
Net decrease in net assets resulting from capital share transactions	(100,762,459)	(16,705,562)	(55,616,683)	(15,774,976)
Net decrease in net assets	(27,097,949)	(23,927,009)	(18,921,131)	(44,514,756)
NET ASSETS:
Beginning of year or period	405,177,387	429,104,396	296,613,952	341,128,708
End of year or period	$378,079,438	$405,177,387	$277,692,821	$296,613,952
Undistributed net investment income at end of year or period	$10,375,078	$14,972,386	$12,069,017	$10,857,769

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Hang Seng Index Portfolio		Voya International Index Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$2,374,665	$2,478,553	$36,012,982	$32,130,585
Net realized gain (loss)	10,442,722	(1,331,463)	7,166,642	(16,168,375)
Net change in unrealized appreciation (depreciation)	15,899,200	2,026,100	297,250,989	(10,706,112)
Increase in net assets resulting from operations	28,716,587	3,173,190	340,430,613	5,256,098
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(5,079)	(41,627)	(14,094,484)	(19,542,104)
Class I	(797,783)	(2,854,562)	(7,342,600)	(14,190,081)
Class P2	—	—	(10,228,121)	—
Class S	(227,775)	(1,176,800)	(1,702,534)	(2,296,001)
Class S2	—	—	(22,970)	(82,516)
Net realized gains:
Class ADV	—	(17,245)	—	—
Class I	—	(1,006,953)	—	—
Class S	—	(447,469)	—	—
Total distributions	(1,030,637)	(5,544,656)	(33,390,709)	(36,110,702)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	5,359,977	38,688,396	792,397,453	209,235,712
Reinvestment of distributions	1,030,637	5,544,656	33,390,709	36,110,702
	6,390,614	44,233,052	825,788,162	245,346,414
Cost of shares redeemed	(55,044,926)	(19,569,841)	(773,675,206)	(256,035,716)
Net increase (decrease) in net assets resulting from capital share transactions	(48,654,312)	24,663,211	52,112,956	(10,689,302)
Net increase (decrease) in net assets	(20,968,362)	22,291,745	359,152,860	(41,543,906)
NET ASSETS:
Beginning of year or period	94,550,992	72,259,247	1,324,461,888	1,366,005,794
End of year or period	$73,582,630	$94,550,992	$1,683,614,748	$1,324,461,888
Undistributed net investment income at end of year or period	$3,149,431	$1,026,783	$44,919,706	$33,507,334

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Japan TOPIX Index® Portfolio		Voya Russell™ Large Cap Growth Index Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$4,413,166	$5,234,052	$6,715,644	$6,828,844
Net realized gain	22,208,763	8,466,783	23,974,244	17,744,231
Net change in unrealized appreciation (depreciation)	44,416,479	(5,663,755)	144,576,841	9,664,404
Increase in net assets resulting from operations	71,038,408	8,037,080	175,266,729	34,237,479
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(157,582)	(129,370)	(28)	(33)
Class I	(5,911,316)	(4,513,652)	(3,662,493)	(3,626,198)
Class S	—	—	(3,112,736)	(3,087,221)
Net realized gains:
Class ADV	(264,492)	(673,170)	—	—
Class I	(6,771,234)	(13,225,438)	—	—
Total distributions	(13,104,624)	(18,541,630)	(6,775,257)	(6,713,452)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	26,904,567	13,056,625	63,878,019	86,993,215
Reinvestment of distributions	13,104,624	18,541,630	6,775,257	6,713,452
	40,009,191	31,598,255	70,653,276	93,706,667
Cost of shares redeemed	(87,350,308)	(114,929,806)	(107,017,299)	(114,917,238)
Net decrease in net assets resulting from capital share transactions	(47,341,117)	(83,331,551)	(36,364,023)	(21,210,571)
Net increase (decrease) in net assets	10,592,667	(93,836,101)	132,127,449	6,313,456
NET ASSETS:
Beginning of year or period	292,565,408	386,401,509	565,462,280	559,148,824
End of year or period	$303,158,075	$292,565,408	$697,589,729	$565,462,280
Undistributed net investment income at end of year or period	$6,467,522	$6,072,077	$6,671,582	$6,744,015

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Russell™ Large Cap Index Portfolio		Voya Russell™ Large Cap Value Index Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$13,116,464	$13,407,932	$8,447,360	$8,738,453
Net realized gain (loss)	57,922,729	15,114,194	14,722,914	(1,419,247)
Net change in unrealized appreciation (depreciation)	106,288,570	54,461,555	30,781,551	49,376,658
Increase in net assets resulting from operations	177,327,763	82,983,681	53,951,825	56,695,864
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(451,986)	(488,585)	(58)	(43)
Class I	(3,979,934)	(3,707,145)	(2,147,826)	(1,522,024)
Class S	(8,558,244)	(9,450,568)	(6,208,489)	(4,447,361)
Class S2	(16,027)	—	—	—
Net realized gains:
Class ADV	—	—	—	(46)
Class I	—	—	—	(1,412,242)
Class S	—	—	—	(4,623,930)
Total distributions	(13,006,191)	(13,646,298)	(8,356,373)	(12,005,646)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	111,248,194	92,210,007	37,254,722	49,390,359
Reinvestment of distributions	13,006,191	13,646,298	8,356,373	12,005,646
	124,254,385	105,856,305	45,611,095	61,396,005
Cost of shares redeemed	(215,860,932)	(126,651,104)	(101,170,233)	(77,244,064)
Net decrease in net assets resulting from capital share transactions	(91,606,547)	(20,794,799)	(55,559,138)	(15,848,059)
Net increase (decrease) in net assets	72,715,025	48,542,584	(9,963,686)	28,842,159
NET ASSETS:
Beginning of year or period	834,523,681	785,981,097	436,313,154	407,470,995
End of year or period	$907,238,706	$834,523,681	$426,349,468	$436,313,154
Undistributed net investment income at end of year or period	$12,842,199	$12,955,060	$8,427,162	$8,351,785

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Russell™ Mid Cap Growth Index Portfolio		Voya Russell™ Mid Cap Index Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$1,269,876	$1,958,724	$23,736,558	$25,159,215
Net realized gain	33,076,544	28,239,121	198,850,666	132,625,439
Net change in unrealized appreciation (depreciation)	30,611,021	(11,878,782)	96,748,213	86,204,333
Increase in net assets resulting from operations	64,957,441	18,319,063	319,335,437	243,988,987
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	—	(1,820,889)	(1,288,054)
Class I	(108,153)	(85,956)	(18,714,973)	(19,277,112)
Class P2	—	—	(2,408,580)	—
Class S	(1,955,102)	(1,968,676)	(4,346,491)	(3,520,071)
Class S2	(9,034)	(6,022)	(187,359)	(160,425)
Net realized gains:
Class ADV	—	—	(11,694,132)	(17,936,932)
Class I	—	—	(85,763,744)	(173,031,791)
Class P2	—	—	(11,037,625)	—
Class S	—	—	(23,741,058)	(39,813,502)
Class S2	—	—	(1,172,620)	(2,144,840)
Total distributions	(2,072,289)	(2,060,654)	(160,887,471)	(257,172,727)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	18,859,541	30,877,744	369,136,585	392,866,854
Reinvestment of distributions	2,072,289	2,060,654	160,887,471	257,172,727
	20,931,830	32,938,398	530,024,056	650,039,581
Cost of shares redeemed	(75,256,134)	(118,425,815)	(721,728,257)	(580,484,770)
Net increase (decrease) in net assets resulting from capital share transactions	(54,324,304)	(85,487,417)	(191,704,201)	69,554,811
Net increase (decrease) in net assets	8,560,848	(69,229,008)	(33,256,235)	56,371,071
NET ASSETS:
Beginning of year or period	295,847,982	365,076,990	1,972,304,809	1,915,933,738
End of year or period	$304,408,830	$295,847,982	$1,939,048,574	$1,972,304,809
Undistributed net investment income at end of year or period	$1,261,044	$2,052,354	$23,722,670	$27,483,472

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Voya Russell™ Small Cap Index Portfolio		Voya U.S. Bond Index Portfolio
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2017	Year Ended December 31, 2016
FROM OPERATIONS:
Net investment income	$8,065,840	$7,449,746	$72,796,653	$72,154,399
Net realized gain	49,908,290	57,601,485	6,325,360	13,945,143
Net change in unrealized appreciation (depreciation)	62,223,789	76,604,776	24,915,097	1,120,845
Increase in net assets resulting from operations	120,197,919	141,656,007	104,037,110	87,220,387
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(747,306)	(744,210)	(580,135)	(490,616)
Class I	(3,869,156)	(5,433,996)	(62,237,271)	(66,572,531)
Class P2	(953,918)	—	(10,840,108)	—
Class S	(2,211,797)	(2,617,929)	(4,343,274)	(4,918,115)
Class S2	(69,062)	(81,110)	(50,877)	(48,502)
Net realized gains:
Class ADV	(7,425,450)	(9,806,737)	(84,667)	(41,880)
Class I	(24,768,581)	(46,267,840)	(6,637,048)	(4,650,014)
Class P2	(6,106,548)	—	(1,545,873)	—
Class S	(18,072,247)	(28,439,472)	(553,774)	(388,498)
Class S2	(657,093)	(1,015,338)	(6,592)	(4,319)
Total distributions	(64,881,158)	(94,406,632)	(86,879,619)	(77,114,475)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	341,052,048	112,493,637	1,292,737,202	849,262,098
Reinvestment of distributions	64,881,158	94,406,632	86,691,182	77,098,055
	405,933,206	206,900,269	1,379,428,384	926,360,153
Cost of shares redeemed	(308,109,317)	(198,051,629)	(1,358,431,789)	(1,261,582,556)
Net increase (decrease) in net assets resulting from capital share transactions	97,823,889	8,848,640	20,996,595	(335,222,403)
Net increase (decrease) in net assets	153,140,650	56,098,015	38,154,086	(325,116,491)
NET ASSETS:
Beginning of year or period	797,368,327	741,270,312	3,342,330,912	3,667,447,403
End of year or period	$950,508,977	$797,368,327	$3,380,484,998	$3,342,330,912
Undistributed net investment income at end of year or period	$8,521,157	$7,863,774	$8,860,642	$8,621,581

See Accompanying Notes to Financial Statements

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each year or period.
		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Australia Index Portfolio
Class I
12-31-17	8.01	0.34•	1.25	1.59	0.30	—	—	0.30	—	9.30	20.27	0.81	0.46	0.46	3.89	101,685	3
12-31-16	7.89	0.30•	0.50	0.80	0.68	—	—	0.68	—	8.01	10.71	0.83	0.48	0.48	3.79	142,353	36
12-31-15	9.16	0.36•	(1.14)	(0.78)	0.49	—	—	0.49	—	7.89	(9.26)	0.80	0.45	0.45	4.17	114,337	8
12-31-14	10.01	0.40	(0.85)	(0.45)	0.40	—	—	0.40	—	9.16	(4.95)	0.78	0.43	0.43	4.12	190,588	12
12-31-13	10.34	0.44	(0.20)	0.24	0.57	—	—	0.57	—	10.01	1.91	0.77	0.42	0.42	4.27	203,923	13
Voya Emerging Markets Index Portfolio
Class I
12-31-17	9.56	0.19•	3.28	3.47	0.18	—	—	0.18	—	12.85	36.65	0.82	0.55	0.55	1.71	502,979	18
12-31-16	8.85	0.18	0.73	0.91	0.20	—	—	0.20	—	9.56	10.48	0.82	0.57	0.57	1.80	528,461	34
12-31-15	10.65	0.20•	(1.78)	(1.58)	0.22	—	—	0.22	—	8.85	(15.28)	0.82	0.57	0.57	1.92	510,962	19
12-31-14	11.18	0.21	(0.58)	(0.37)	0.16	—	—	0.16	—	10.65	(3.37)	0.81	0.56	0.56	2.05	635,780	21
12-31-13	12.00	0.22•	(0.98)	(0.76)	0.01	0.05	—	0.06	—	11.18	(6.30)	0.82	0.57	0.57	2.03	606,455	19
Class P2
05-03-17(5) - 12-31-17	10.99	0.20•	1.87	2.07	0.18	—	—	0.18	—	12.88	19.15	0.82	0.15	0.15	2.56	219,322	18
Class S
12-31-17	9.55	0.17	3.28	3.45	0.09	—	—	0.09	—	12.91	36.35	1.07	0.80	0.80	1.52	4	18
12-31-16	8.82	0.20•	0.72	0.92	0.19	—	—	0.19	—	9.55	10.66	1.07	0.82	0.82	2.16	3	34
12-31-15	10.61	0.17•	(1.76)	(1.59)	0.20	—	—	0.20	—	8.82	(15.43)	1.07	0.82	0.82	1.73	11	19
12-31-14	11.14	0.21	(0.61)	(0.40)	0.13	—	—	0.13	—	10.61	(3.59)	1.06	0.81	0.81	1.84	3	21
12-31-13	11.97	0.15	(0.93)	(0.78)	—	0.05	—	0.05	—	11.14	(6.52)	1.07	0.82	0.82	1.38	3	19
Voya Euro STOXX 50® Index Portfolio
Class ADV
12-31-17	9.48	0.20•	2.04	2.24	0.34	—	—	0.34	—	11.38	23.83	1.29	0.94	0.94	1.83	25,514	2
12-31-16	9.64	0.25•	(0.24)	0.01	0.17	—	—	0.17	—	9.48	0.16	1.29	0.94	0.94	2.75	22,343	37
12-31-15	10.39	0.24•	(0.69)	(0.45)	0.30	—	—	0.30	—	9.64	(4.64)	1.29	0.94	0.94	2.26	31,758	15
12-31-14	11.88	0.30•	(1.40)	(1.10)	0.39	—	—	0.39	—	10.39	(9.66)	1.29	0.94	0.94	2.63	28,159	13
12-31-13	9.90	0.21•	2.21	2.42	0.44	—	—	0.44	—	11.88	25.45	1.29	0.94	0.94	1.97	36,736	17
Class I
12-31-17	9.58	0.27•	2.04	2.31	0.40	—	—	0.40	—	11.49	24.34	0.79	0.44	0.44	2.51	352,566	2
12-31-16	9.74	0.31•	(0.25)	0.06	0.22	—	—	0.22	—	9.58	0.78	0.79	0.44	0.44	3.32	382,834	37
12-31-15	10.49	0.28•	(0.68)	(0.40)	0.35	—	—	0.35	—	9.74	(4.21)	0.79	0.44	0.44	2.63	397,346	15
12-31-14	11.96	0.37•	(1.41)	(1.04)	0.43	—	—	0.43	—	10.49	(9.18)	0.79	0.44	0.44	3.19	436,078	13
12-31-13	9.94	0.32•	2.17	2.49	0.47	—	—	0.47	—	11.96	26.09	0.79	0.44	0.44	3.09	496,801	17
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya FTSE 100 Index® Portfolio
Class ADV
12-31-17	8.66	0.30•	1.50	1.80	0.30	0.31	—	0.61	—	9.85	21.60	1.27	0.92	0.92	3.32	5,376	4
12-31-16	9.56	0.30•	(0.47)	(0.17)	0.40	0.33	—	0.73	—	8.66	(1.67)	1.27	0.92	0.92	3.41	4,826	22
12-31-15	11.29	0.32	(1.01)	(0.69)	0.73	0.31	—	1.04	—	9.56	(7.22)	1.27	0.92	0.92	3.06	6,484	8
12-31-14	13.59	0.69•	(1.47)	(0.78)	0.47	1.05	—	1.52	—	11.29	(6.85)	1.26	0.91	0.91	5.53	6,675	13
12-31-13	12.25	0.30•	1.89	2.19	0.57	0.28	—	0.85	—	13.59	18.86	1.27	0.92	0.92	2.43	6,057	8
Class I
12-31-17	8.74	0.36•	1.51	1.87	0.36	0.31	—	0.67	—	9.94	22.24	0.77	0.42	0.42	3.88	272,317	4
12-31-16	9.65	0.34•	(0.46)	(0.12)	0.46	0.33	—	0.79	—	8.74	(1.17)	0.77	0.42	0.42	3.87	291,788	22
12-31-15	11.39	0.39•	(1.03)	(0.64)	0.79	0.31	—	1.10	—	9.65	(6.72)	0.77	0.42	0.42	3.61	334,645	8
12-31-14	13.68	0.81	(1.53)	(0.72)	0.52	1.05	—	1.57	—	11.39	(6.39)	0.76	0.41	0.41	6.45	412,428	13
12-31-13	12.31	0.42•	1.84	2.26	0.61	0.28	—	0.89	—	13.68	19.44	0.77	0.42	0.42	3.35	465,162	8
Voya Hang Seng Index Portfolio
Class ADV
12-31-17	12.73	0.40•	4.54	4.94	0.08	—	—	0.08	—	17.59	38.97	1.37	1.02	1.02	2.60	1,026	9
12-31-16	13.14	0.30•	0.00*	0.30	0.50	0.21	—	0.71	—	12.73	2.85	1.36	1.16	1.16	2.41	905	17
12-31-15	14.22	0.31•	(1.02)	(0.71)	0.37	—	—	0.37	—	13.14	(5.52)	1.37	1.19	1.19	2.09	1,192	7
12-31-14	14.10	0.35•	0.08	0.43	0.31	—	—	0.31	—	14.22	3.23	1.37	1.25	1.25	2.47	1,647	11
12-31-13	14.12	0.27•	0.21	0.48	0.50	—	—	0.50	—	14.10	3.60	1.36	1.26	1.26	1.94	1,816	9
Class I
12-31-17	12.81	0.41•	4.62	5.03	0.16	—	—	0.16	—	17.68	39.61	0.87	0.52	0.52	2.76	41,871	9
12-31-16	13.25	0.38•	(0.02)	0.36	0.59	0.21	—	0.80	—	12.81	3.35	0.86	0.66	0.66	2.98	68,223	17
12-31-15	14.34	0.40•	(1.02)	(0.62)	0.47	—	—	0.47	—	13.25	(5.00)	0.87	0.69	0.69	2.65	40,319	7
12-31-14	14.22	0.42•	0.07	0.49	0.37	—	—	0.37	—	14.34	3.69	0.87	0.75	0.75	2.96	73,751	11
12-31-13	14.23	0.32•	0.24	0.56	0.57	—	—	0.57	—	14.22	4.15	0.86	0.76	0.76	2.31	79,094	9
Class S
12-31-17	12.78	0.45•	4.55	5.00	0.13	—	—	0.13	—	17.65	39.33	1.12	0.77	0.77	2.90	30,686	9
12-31-16	13.21	0.33•	0.00*	0.33	0.55	0.21	—	0.76	—	12.78	3.07	1.11	0.91	0.91	2.62	25,423	17
12-31-15	14.30	0.35•	(1.01)	(0.66)	0.43	—	—	0.43	—	13.21	(5.23)	1.12	0.94	0.94	2.40	30,748	7
12-31-14	14.17	0.36•	0.10	0.46	0.33	—	—	0.33	—	14.30	3.41	1.12	1.00	1.00	2.57	34,800	11
12-31-13	14.19	0.28•	0.24	0.52	0.54	—	—	0.54	—	14.17	3.84	1.11	1.01	1.01	2.06	40,783	9
Voya International Index Portfolio
Class ADV
12-31-17	8.63	0.19•	1.88	2.07	0.19	—	—	0.19	—	10.51	24.19	1.03	0.94	0.94	2.00	692,747	4
12-31-16	8.83	0.20•	(0.18)	0.02	0.22	—	—	0.22	—	8.63	0.37	1.05	0.97	0.97	2.30	692,197	3
12-31-15	9.19	0.19•	(0.30)	(0.11)	0.25	—	—	0.25	—	8.83	(1.43)(a)	1.06	0.97	0.97	2.03	803,990	2
12-31-14	9.89	0.24•	(0.86)	(0.62)	0.08	—	—	0.08	—	9.19	(6.34)	1.04	0.97	0.97	2.47	917,139	6
12-31-13	8.35	0.17•	1.55	1.72	0.18	—	—	0.18	—	9.89	20.89	1.06	0.99	0.99	1.92	11,587	3
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya International Index Portfolio (continued)
Class I
12-31-17	8.81	0.26•	1.91	2.17	0.24	—	—	0.24	—	10.74	24.88	0.53	0.45	0.45	2.65	319,369	4
12-31-16	9.02	0.24•	(0.17)	0.07	0.28	—	—	0.28	—	8.81	0.83	0.55	0.48	0.48	2.72	557,788	3
12-31-15	9.37	0.24•	(0.29)	(0.05)	0.30	—	—	0.30	—	9.02	(0.88)(a)	0.56	0.48	0.48	2.51	473,681	2
12-31-14	10.04	0.32•	(0.91)	(0.59)	0.08	—	—	0.08	—	9.37	(5.94)	0.54	0.48	0.48	3.19	535,838	6
12-31-13	8.46	0.22•	1.57	1.79	0.21	—	—	0.21	—	10.04	21.45	0.56	0.50	0.50	2.41	540,135	3
Class P2
05-03-17(5) - 12-31-17	9.79	0.16•	1.05	1.21	0.24	—	—	0.24	—	10.76	12.59	0.53	0.15	0.15	2.42	589,019	4
Class S
12-31-17	8.75	0.22•	1.90	2.12	0.21	—	—	0.21	—	10.66	24.51	0.78	0.70	0.70	2.23	81,188	4
12-31-16	8.96	0.22•	(0.18)	0.04	0.25	—	—	0.25	—	8.75	0.55	0.80	0.73	0.73	2.55	73,054	3
12-31-15	9.30	0.21•	(0.28)	(0.07)	0.27	—	—	0.27	—	8.96	(1.07)(a)	0.81	0.73	0.73	2.25	86,837	2
12-31-14	9.97	0.32•	(0.93)	(0.61)	0.06	—	—	0.06	—	9.30	(6.18)	0.79	0.73	0.73	3.18	92,340	6
12-31-13	8.41	0.20•	1.55	1.75	0.19	—	—	0.19	—	9.97	21.09	0.81	0.75	0.75	2.24	122,813	3
Class S2
12-31-17	8.71	0.20•	1.91	2.11	0.17	—	—	0.17	—	10.65	24.44	0.93	0.85	0.85	2.03	1,292	4
12-31-16	8.94	0.21•	(0.19)	0.02	0.25	—	—	0.25	—	8.71	0.37	0.98	0.88	0.88	2.50	1,424	3
12-31-15	9.26	0.19•	(0.28)	(0.09)	0.23	—	—	0.23	—	8.94	(1.25)(a)	1.06	0.88	0.88	1.99	1,498	2
12-31-14	9.93	0.29•	(0.91)	(0.62)	0.05	—	—	0.05	—	9.26	(6.29)	1.04	0.88	0.88	2.93	2,152	6
12-31-13	8.40	0.19•	1.54	1.73	0.20	—	—	0.20	—	9.93	20.89	1.06	0.90	0.90	2.06	2,705	3
Voya Japan TOPIX Index® Portfolio
Class ADV
12-31-17	10.43	0.11•	2.47	2.58	0.16	0.28	—	0.44	—	12.57	25.41	1.28	0.93	0.93	0.95	11,532	8
12-31-16	10.70	0.11•	0.16	0.27	0.09	0.45	—	0.54	—	10.43	2.92	1.28	0.93	0.93	1.04	10,944	1
12-31-15	9.87	0.07•	0.97	1.04	0.09	0.12	—	0.21	—	10.70	10.50	1.26	0.91	0.91	0.69	23,399	16
12-31-14	11.40	0.08•	(0.71)	(0.63)	0.11	0.79	—	0.90	—	9.87	(5.42)	1.25	0.90	0.90	0.80	10,613	6
12-31-13	9.35	0.10•	2.21	2.31	0.21	0.05	—	0.26	—	11.40	24.80	1.27	0.92	0.92	0.92	14,855	5
Class I
12-31-17	10.57	0.17•	2.49	2.66	0.24	0.28	—	0.52	—	12.71	25.93	0.78	0.43	0.43	1.45	291,626	8
12-31-16	10.84	0.17•	0.16	0.33	0.15	0.45	—	0.60	—	10.57	3.58	0.78	0.43	0.43	1.63	281,621	1
12-31-15	9.98	0.14	0.96	1.10	0.12	0.12	—	0.24	—	10.84	11.01	0.76	0.41	0.41	1.25	363,002	16
12-31-14	11.52	0.14	(0.73)	(0.59)	0.16	0.79	—	0.95	—	9.98	(4.98)	0.75	0.40	0.40	1.38	351,513	6
12-31-13	9.42	0.15•	2.23	2.38	0.23	0.05	—	0.28	—	11.52	25.44	0.77	0.42	0.42	1.45	386,305	5
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russell™ Large Cap Growth Index Portfolio
Class ADV
12-31-17	27.04	0.20	8.04	8.24	0.23	—	—	0.23	—	35.05	30.60	1.03	0.93	0.93	0.64	4	14
12-31-16	25.76	0.24	1.32	1.56	0.28	—	—	0.28	—	27.04	6.13	1.03	0.93	0.93	0.92	3	19
07-13-15(5) - 12-31-15	25.51	0.10•	0.15	0.25	—	—	—	—	—	25.76	0.98	1.03	0.93	0.93	0.86	3	19
Class I
12-31-17	27.24	0.36•	8.10	8.46	0.35	—	—	0.35	—	35.35	31.26	0.53	0.43	0.43	1.15	354,275	14
12-31-16	25.90	0.37	1.31	1.68	0.34	—	—	0.34	—	27.24	6.57	0.53	0.43	0.43	1.34	284,194	19
12-31-15	24.35	0.35	1.49	1.84	0.29	—	—	0.29	—	25.90	7.60	0.53	0.43	0.43	1.34	283,736	19
12-31-14	21.82	0.31	2.51	2.82	0.29	—	—	0.29	—	24.35	13.10	0.58	0.48	0.48	1.29	280,622	21
12-31-13	16.78	0.28•	5.04	5.32	0.28	—	—	0.28	—	21.82	32.00	0.59	0.49	0.49	1.46	269,977	10
Class S
12-31-17	27.10	0.28•	8.06	8.34	0.29	—	—	0.29	—	35.15	30.93	0.78	0.68	0.68	0.90	343,310	14
12-31-16	25.77	0.28	1.33	1.61	0.28	—	—	0.28	—	27.10	6.31	0.78	0.68	0.68	1.09	281,265	19
12-31-15	24.23	0.28	1.50	1.78	0.24	—	—	0.24	—	25.77	7.37	0.78	0.68	0.68	1.09	275,410	19
12-31-14	21.73	0.24•	2.50	2.74	0.24	—	—	0.24	—	24.23	12.76	0.83	0.73	0.73	1.05	261,517	21
12-31-13	16.71	0.23•	5.02	5.25	0.23	—	—	0.23	—	21.73	31.68	0.84	0.74	0.74	1.21	207,941	10
Voya Russell™ Large Cap Index Portfolio
Class ADV
12-31-17	17.10	0.22•	3.51	3.73	0.23	—	—	0.23	—	20.60	21.96	0.88	0.87	0.87	1.17	43,874	6
12-31-16	15.71	0.22	1.40	1.62	0.23	—	—	0.23	—	17.10	10.45	0.88	0.87	0.87	1.37	34,466	5
12-31-15	15.66	0.20•	0.04	0.24	0.19	—	—	0.19	—	15.71	1.52	0.88	0.87	0.87	1.27	32,065	6
12-31-14	14.12	0.18	1.54	1.72	0.18	—	—	0.18	—	15.66	12.33	0.88	0.87	0.87	1.22	35,656	5
12-31-13	10.90	0.16•	3.23	3.39	0.17	—	—	0.17	—	14.12	31.39	0.88	0.87	0.87	1.30	32,824	6
Class I
12-31-17	17.41	0.32	3.57	3.89	0.31	—	—	0.31	—	20.99	22.57	0.38	0.37	0.37	1.68	272,429	6
12-31-16	16.00	0.31•	1.41	1.72	0.31	—	—	0.31	—	17.41	10.95	0.38	0.37	0.37	1.87	220,228	5
12-31-15	15.93	0.29	0.04	0.33	0.26	—	—	0.26	—	16.00	2.09	0.38	0.37	0.37	1.78	186,401	6
12-31-14	14.34	0.26	1.57	1.83	0.24	—	—	0.24	—	15.93	12.91	0.38	0.37	0.37	1.72	188,647	5
12-31-13	11.04	0.23•	3.27	3.50	0.20	—	—	0.20	—	14.34	32.05	0.38	0.37	0.37	1.80	168,428	6
Class S
12-31-17	17.29	0.27•	3.55	3.82	0.27	—	—	0.27	—	20.84	22.27	0.63	0.62	0.62	1.43	589,672	6
12-31-16	15.88	0.28	1.40	1.68	0.27	—	—	0.27	—	17.29	10.74	0.63	0.62	0.62	1.63	578,600	5
12-31-15	15.82	0.24•	0.05	0.29	0.23	—	—	0.23	—	15.88	1.79	0.63	0.62	0.62	1.53	566,225	6
12-31-14	14.25	0.22	1.55	1.77	0.20	—	—	0.20	—	15.82	12.59	0.63	0.62	0.62	1.47	620,477	5
12-31-13	10.98	0.19•	3.25	3.44	0.17	—	—	0.17	—	14.25	31.67	0.63	0.62	0.62	1.54	568,259	6
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russell™ Large Cap Index Portfolio (continued)
Class S2
12-31-17	17.74	0.25•	3.64	3.89	0.25	—	—	0.25	—	21.38	22.08	0.78	0.77	0.77	1.27	1,264	6
12-31-16	16.05	0.25•	1.44	1.69	—	—	—	—	—	17.74	10.53	0.81	0.77	0.77	1.48	1,230	5
12-31-15	15.99	0.22•	0.04	0.26	0.20	—	—	0.20	—	16.05	1.64	0.88	0.77	0.77	1.37	1,290	6
12-31-14	14.41	0.20•	1.58	1.78	0.20	—	—	0.20	—	15.99	12.48	0.88	0.77	0.77	1.33	4,700	5
12-31-13	11.13	0.18•	3.29	3.47	0.19	—	—	0.19	—	14.41	31.51	0.88	0.77	0.77	1.42	3,355	6
Voya Russell™ Large Cap Value Index Portfolio
Class ADV
12-31-17	20.81	0.35•	2.33	2.68	0.36	—	—	0.36	—	23.13	13.05	0.99	0.89	0.89	1.62	4	13
12-31-16	18.64	0.36•	2.37	2.73	0.27	0.29	—	0.56	—	20.81	15.10	0.99	0.89	0.89	1.91	3	16
07-13-15(5) - 12-31-15	19.40	0.16•	(0.92)	(0.76)	—	—	—	—	—	18.64	(3.92)	1.02	0.92	0.92	1.84	3	23
Class I
12-31-17	21.01	0.47	2.31	2.78	0.45	—	—	0.45	—	23.34	13.46	0.49	0.39	0.39	2.12	105,552	13
12-31-16	18.77	0.49	2.36	2.85	0.32	0.29	—	0.61	—	21.01	15.64	0.49	0.39	0.39	2.38	97,341	16
12-31-15	20.03	0.41•	(1.08)	(0.67)	0.33	0.26	—	0.59	—	18.77	(3.50)	0.52	0.42	0.42	2.18	93,398	23
12-31-14	18.37	0.36•	1.87	2.23	0.29	0.28	—	0.57	—	20.03	12.42	0.58	0.48	0.48	1.89	51,205	12
12-31-13	14.30	0.31•	4.14	4.45	0.27	0.11	—	0.38	—	18.37	31.58	0.59	0.49	0.49	1.91	49,681	17
Class S
12-31-17	20.86	0.41•	2.30	2.71	0.40	—	—	0.40	—	23.17	13.19	0.74	0.64	0.64	1.88	320,793	13
12-31-16	18.66	0.42	2.35	2.77	0.28	0.29	—	0.57	—	20.86	15.30	0.74	0.64	0.64	2.12	338,968	16
12-31-15	19.93	0.37•	(1.10)	(0.73)	0.28	0.26	—	0.54	—	18.66	(3.77)	0.77	0.67	0.67	1.94	314,071	23
12-31-14	18.28	0.31•	1.88	2.19	0.26	0.28	—	0.54	—	19.93	12.22	0.83	0.73	0.73	1.64	156,482	12
12-31-13	14.24	0.27•	4.12	4.39	0.24	0.11	—	0.35	—	18.28	31.28	0.84	0.74	0.74	1.66	112,469	17
Voya Russell™ Mid Cap Growth Index Portfolio
Class I
12-31-17	28.51	0.21•	6.78	6.99	0.29	—	—	0.29	—	35.21	24.67	0.55	0.43	0.43	0.67	17,724	26
12-31-16	26.89	0.23•	1.66	1.89	0.27	—	—	0.27	—	28.51	7.11	0.56	0.43	0.43	0.86	9,834	27
12-31-15	27.28	0.20•	(0.35)	(0.15)	0.24	—	—	0.24	—	26.89	(0.59)	0.55	0.45	0.45	0.72	67,930	31
12-31-14	24.60	0.22•	2.57	2.79	0.11	—	—	0.11	—	27.28	11.41	0.58	0.48	0.48	0.85	111,456	35
12-31-13	18.37	0.14•	6.29	6.43	0.20	—	—	0.20	—	24.60	35.24	0.59	0.49	0.49	0.65	5,456	24
Class S
12-31-17	28.43	0.13•	6.76	6.89	0.21	—	—	0.21	—	35.11	24.36	0.80	0.68	0.68	0.42	284,959	26
12-31-16	26.81	0.18	1.63	1.81	0.19	—	—	0.19	—	28.43	6.81	0.81	0.68	0.68	0.61	284,539	27
12-31-15	27.19	0.13	(0.33)	(0.20)	0.18	—	—	0.18	—	26.81	(0.79)	0.80	0.70	0.70	0.47	295,781	31
12-31-14	24.53	0.14•	2.58	2.72	0.06	—	—	0.06	—	27.19	11.09	0.83	0.73	0.73	0.53	313,923	35
12-31-13	18.32	0.08•	6.28	6.36	0.15	—	—	0.15	—	24.53	34.90	0.84	0.74	0.74	0.39	328,358	24
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russell™ Mid Cap Growth Index Portfolio (continued)
Class S2
12-31-17	28.39	0.08•	6.76	6.84	0.18	—	—	0.18	—	35.05	24.19	0.95	0.83	0.83	0.27	1,726	26
12-31-16	26.74	0.12	1.65	1.77	0.12	—	—	0.12	—	28.39	6.65	0.99	0.83	0.83	0.46	1,475	27
12-31-15	27.12	0.08•	(0.33)	(0.25)	0.13	—	—	0.13	—	26.74	(0.96)	1.05	0.85	0.85	0.30	1,366	31
12-31-14	24.46	0.11	2.57	2.68	0.02	—	—	0.02	—	27.12	10.98	1.08	0.88	0.88	0.39	2,211	35
12-31-13	18.28	0.05•	6.27	6.32	0.14	—	—	0.14	—	24.46	34.72	1.09	0.89	0.89	0.24	2,109	24
Voya Russell™ Mid Cap Index Portfolio
Class ADV
12-31-17	14.63	0.12	2.29	2.41	0.17	1.08	—	1.25	—	15.79	17.39	0.94	0.93	0.93	0.81	181,784	9
12-31-16	14.97	0.12•	1.59	1.71	0.14	1.91	—	2.05	—	14.63	12.86	0.94	0.93	0.93	0.87	158,645	20
12-31-15	16.92	0.11•	(0.57)	(0.46)	0.15	1.34	—	1.49	—	14.97	(3.33)	0.93	0.93	0.93	0.71	139,302	11
12-31-14	15.70	0.11•	1.75	1.86	0.12	0.52	—	0.64	—	16.92	12.22	0.93	0.93	0.93	0.70	129,172	9
12-31-13	12.25	0.10•	3.90	4.00	0.13	0.42	—	0.55	—	15.70	33.51	0.93	0.93	0.93	0.69	94,802	14
Class I
12-31-17	15.04	0.20•	2.36	2.56	0.24	1.08	—	1.32	—	16.28	17.97	0.44	0.43	0.43	1.28	1,191,269	9
12-31-16	15.34	0.22	1.60	1.82	0.21	1.91	—	2.12	—	15.04	13.40	0.44	0.43	0.43	1.38	1,432,810	20
12-31-15	17.28	0.19•	(0.57)	(0.38)	0.22	1.34	—	1.56	—	15.34	(2.82)	0.43	0.43	0.43	1.18	1,434,791	11
12-31-14	16.01	0.19•	1.78	1.97	0.18	0.52	—	0.70	—	17.28	12.70	0.43	0.43	0.43	1.17	1,794,154	9
12-31-13	12.45	0.16	3.99	4.15	0.17	0.42	—	0.59	—	16.01	34.20	0.43	0.43	0.43	1.17	1,951,563	14
Class P2
05-03-17(5) - 12-31-17	15.87	0.17•	1.59	1.76	0.24	1.08	—	1.32	—	16.31	12.01	0.44	0.15	0.15	1.68	228,215	9
Class S
12-31-17	14.88	0.16•	2.33	2.49	0.20	1.08	—	1.28	—	16.09	17.67	0.69	0.68	0.68	1.05	321,478	9
12-31-16	15.19	0.16•	1.61	1.77	0.17	1.91	—	2.08	—	14.88	13.12	0.69	0.68	0.68	1.12	364,384	20
12-31-15	17.13	0.15	(0.57)	(0.42)	0.18	1.34	—	1.52	—	15.19	(3.06)	0.68	0.68	0.68	0.93	323,348	11
12-31-14	15.88	0.14	1.77	1.91	0.14	0.52	—	0.66	—	17.13	12.44	0.68	0.68	0.68	0.93	365,134	9
12-31-13	12.36	0.13•	3.95	4.08	0.14	0.42	—	0.56	—	15.88	33.88	0.68	0.68	0.68	0.93	309,018	14
Class S2
12-31-17	14.71	0.15	2.28	2.43	0.17	1.08	—	1.25	—	15.89	17.47	0.84	0.83	0.83	0.91	16,303	9
12-31-16	15.03	0.14•	1.59	1.73	0.14	1.91	—	2.05	—	14.71	12.99	0.87	0.83	0.83	0.96	16,466	20
12-31-15	16.97	0.13	(0.57)	(0.44)	0.16	1.34	—	1.50	—	15.03	(3.23)	0.93	0.83	0.83	0.80	18,493	11
12-31-14	15.74	0.14	1.74	1.88	0.13	0.52	—	0.65	—	16.97	12.30	0.93	0.83	0.83	0.78	18,708	9
12-31-13	12.27	0.12•	3.92	4.04	0.15	0.42	—	0.57	—	15.74	33.74	0.93	0.83	0.83	0.81	17,880	14
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya Russell™ Small Cap Index Portfolio
Class ADV
12-31-17	14.48	0.08•	1.78	1.86	0.11	1.08	—	1.19	—	15.15	13.65	0.96	0.95	0.95	0.53	110,992	18
12-31-16	13.88	0.09•	2.34	2.43	0.13	1.70	—	1.83	—	14.48	20.56	0.96	0.95	0.95	0.68	98,458	11
12-31-15	16.12	0.09•	(0.79)	(0.70)	0.11	1.43	—	1.54	—	13.88	(5.03)	0.97	0.95	0.95	0.62	80,199	13
12-31-14	16.59	0.09•	0.55	0.64	0.11	1.00	—	1.11	—	16.12	4.38	0.96	0.95	0.95	0.56	74,405	12
12-31-13	12.64	0.09•	4.54	4.63	0.16	0.52	—	0.68	—	16.59	38.04	0.96	0.95	0.95	0.59	63,291	13
Class I
12-31-17	14.91	0.15•	1.85	2.00	0.17	1.08	—	1.25	—	15.66	14.27	0.46	0.45	0.45	1.03	463,391	18
12-31-16	14.25	0.17	2.39	2.56	0.20	1.70	—	1.90	—	14.91	21.11	0.46	0.45	0.45	1.17	412,050	11
12-31-15	16.50	0.17•	(0.81)	(0.64)	0.18	1.43	—	1.61	—	14.25	(4.55)	0.47	0.45	0.45	1.09	392,955	13
12-31-14	16.93	0.19	0.55	0.74	0.17	1.00	—	1.17	—	16.50	4.93	0.46	0.45	0.45	1.04	590,477	12
12-31-13	12.86	0.16•	4.63	4.79	0.20	0.52	—	0.72	—	16.93	38.75	0.46	0.45	0.45	1.07	655,515	13
Class P2
05-03-17(5) - 12-31-17	15.34	0.14•	1.47	1.61	0.17	1.08	—	1.25	—	15.70	11.34	0.46	0.15	0.15	1.38	125,069	18
Class S
12-31-17	14.78	0.11•	1.83	1.94	0.13	1.08	—	1.21	—	15.51	13.97	0.71	0.70	0.70	0.76	242,692	18
12-31-16	14.13	0.13	2.38	2.51	0.16	1.70	—	1.86	—	14.78	20.81	0.71	0.70	0.70	0.92	277,690	11
12-31-15	16.37	0.13	(0.80)	(0.67)	0.14	1.43	—	1.57	—	14.13	(4.78)	0.72	0.70	0.70	0.85	259,171	13
12-31-14	16.81	0.13•	0.57	0.70	0.14	1.00	—	1.14	—	16.37	4.66	0.71	0.70	0.70	0.79	283,518	12
12-31-13	12.78	0.12•	4.60	4.72	0.17	0.52	—	0.69	—	16.81	38.38	0.71	0.70	0.70	0.84	332,999	13
Class S2
12-31-17	14.55	0.09•	1.79	1.88	0.11	1.08	—	1.19	—	15.24	13.76	0.86	0.85	0.85	0.61	8,365	18
12-31-16	13.93	0.11	2.35	2.46	0.14	1.70	—	1.84	—	14.55	20.70	0.89	0.85	0.85	0.77	9,170	11
12-31-15	16.16	0.10	(0.79)	(0.69)	0.11	1.43	—	1.54	—	13.93	(4.94)	0.97	0.85	0.85	0.71	8,946	13
12-31-14	16.59	0.10•	0.57	0.67	0.10	1.00	—	1.10	—	16.16	4.55	0.96	0.85	0.85	0.63	9,627	12
12-31-13	12.64	0.10•	4.54	4.64	0.17	0.52	—	0.69	—	16.59	38.16	0.96	0.85	0.85	0.71	13,451	13
Voya U.S. Bond Index Portfolio
Class ADV
12-31-17	10.49	0.18	0.10	0.28	0.19	0.03	—	0.22	—	10.55	2.68	0.91	0.90	0.90	1.67	31,475	155
12-31-16	10.48	0.17	0.03	0.20	0.17	0.02	—	0.19	—	10.49	1.87	0.91	0.90	0.90	1.57	32,600	203
12-31-15	10.73	0.15	(0.19)	(0.04)	0.19	0.02	—	0.21	—	10.48	(0.34)	0.91	0.90	0.90	1.49	25,747	213
12-31-14	10.35	0.14	0.40	0.54	0.16	—	—	0.16	—	10.73	5.22	0.91	0.91	0.91	1.31	18,505	209
12-31-13	10.94	0.11	(0.43)	(0.32)	0.16	0.11	—	0.27	—	10.35	(3.02)	0.90	0.90	0.90	1.07	12,857	197
See Accompanying Notes to Financial Statements

Financial Highlights (continued)

		Income (loss) from investment operations			Less Distributions							Ratios to average net assets				Supplemental Data
	Net asset value, beginning of year or period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/additions(2)(3)(4)	Expenses net of fee waivers and/or recoupments if any(2)(3)(4)	Expenses net of all reductions/additions(2)(3)(4)	Net investment income (loss)(2)(3)	Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)	($)	($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)	(%)	($000’s)	(%)
Voya U.S. Bond Index Portfolio (continued)
Class I
12-31-17	10.53	0.24	0.10	0.34	0.25	0.03	—	0.28	—	10.59	3.19	0.41	0.40	0.40	2.17	2,424,885	155
12-31-16	10.52	0.23	0.02	0.25	0.22	0.02	—	0.24	—	10.53	2.33	0.41	0.40	0.40	2.07	3,069,317	203
12-31-15	10.76	0.22	(0.20)	0.02	0.24	0.02	—	0.26	—	10.52	0.23	0.41	0.40	0.40	1.98	3,390,992	213
12-31-14	10.38	0.19	0.40	0.59	0.21	—	—	0.21	—	10.76	5.71	0.41	0.41	0.41	1.80	3,613,513	209
12-31-13	10.97	0.17	(0.44)	(0.27)	0.21	0.11	—	0.32	—	10.38	(2.54)	0.40	0.40	0.40	1.57	3,794,207	197
Class P2
05-03-17(5) - 12-31-17	10.60	0.17•	0.03	0.20	0.18	0.03	—	0.21	—	10.59	1.89	0.41	0.15	0.15	2.34	731,605	155
Class S
12-31-17	10.50	0.21	0.10	0.31	0.22	0.03	—	0.25	—	10.56	2.94	0.66	0.65	0.65	1.92	190,071	155
12-31-16	10.49	0.20	0.03	0.23	0.20	0.02	—	0.22	—	10.50	2.10	0.66	0.65	0.65	1.82	237,455	203
12-31-15	10.73	0.18	(0.18)	0.00*	0.22	0.02	—	0.24	—	10.49	(0.01)	0.66	0.65	0.65	1.74	248,290	213
12-31-14	10.35	0.16	0.40	0.56	0.18	—	—	0.18	—	10.73	5.47	0.66	0.66	0.66	1.56	240,485	209
12-31-13	10.94	0.14	(0.44)	(0.30)	0.18	0.11	—	0.29	—	10.35	(2.80)	0.65	0.65	0.65	1.33	201,854	197
Class S2
12-31-17	10.50	0.19	0.10	0.29	0.20	0.03	—	0.23	—	10.56	2.78	0.81	0.80	0.80	1.77	2,449	155
12-31-16	10.49	0.18	0.03	0.21	0.18	0.02	—	0.20	—	10.50	1.97	0.84	0.80	0.80	1.67	2,959	203
12-31-15	10.74	0.17	(0.20)	(0.03)	0.20	0.02	—	0.22	—	10.49	(0.26)	0.91	0.80	0.80	1.58	2,419	213
12-31-14	10.36	0.15	0.40	0.55	0.17	—	—	0.17	—	10.74	5.31	0.91	0.81	0.81	1.41	2,639	209
12-31-13	10.95	0.14	(0.45)	(0.31)	0.17	0.11	—	0.28	—	10.36	(2.91)	0.90	0.80	0.80	1.18	1,938	197

(1)
Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)
Annualized for periods less than one year.

(3)
Ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by an Investment Adviser and/or Distributor or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by an Investment Adviser and/or Distributor but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)
Ratios do not include fees and expenses charged under the variable annuity contract or variable life insurance policy.

(5)
Commencement of operations.

(a)
Excluding amounts related to a foreign currency settlement recorded in the fiscal year ended December 31, 2015, International Index’s total return would have been (1.48)%, (0.93)%, (1.17)% and (1.36)% for Classes ADV, I, S and S2, respectively.

•
Calculated using average number of shares outstanding throughout the year or period.

*
Amount is less than $0.005 or 0.005% or more than $(0.005) or (0.005)%.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017

NOTE 1 — ORGANIZATION
Voya Variable Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”), as an open-end management investment company. The Company was incorporated under the laws of Maryland on June 4, 1996. There are nineteen active separate investment series that comprise the Company. The fourteen series (each, a “Portfolio” and collectively, the “Portfolios”) that are in this report are: Voya Australia Index Portfolio (“Australia Index”), Voya Emerging Markets Index Portfolio (“Emerging Markets Index”), Voya Euro STOXX 50® Index Portfolio (“Euro STOXX 50® Index”), Voya FTSE 100 Index® Portfolio (“FTSE 100 Index®”), Voya Hang Seng Index Portfolio (“Hang Seng Index”), Voya International Index Portfolio (“International Index”), Voya Japan TOPIX Index® Portfolio (“Japan TOPIX Index®”), Voya Russell™ Large Cap Growth Index Portfolio (“Russell™ Large Cap Growth Index”), Voya Russell™ Large Cap Index Portfolio (“Russell™ Large Cap Index”), Voya Russell™ Large Cap Value Index Portfolio (“Russell™ Large Cap Value Index”), Voya Russell™ Mid Cap Growth Index Portfolio (“Russell™ Mid Cap Growth Index”), Voya Russell™ Mid Cap Index Portfolio (“Russell™ Mid Cap Index”), Voya Russell™ Small Cap Index Portfolio (“Russell™ Small Cap Index”), and Voya U.S. Bond Index Portfolio (“U.S. Bond Index”). All of the Portfolios are diversified, except Australia Index and Hang Seng Index, which are non-diversified Portfolios of the Company. Prior to January 31, 2017, FTSE 100 Index® was a non-diversified Portfolio of the Company. The investment objective of the Portfolios is described in the respective Portfolio’s Prospectus.
The classes of shares included in this report are: Adviser (“Class ADV”), Class I, Class P2, Class S, and Service 2 (“Class S2”); however, each Portfolio may not offer all share classes. With the exception of class specific matters, each class has equal voting rights as to voting privileges. For class specific proposals, only the applicable class would have voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Generally, shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders are allocated the common expenses of a portfolio and earn income and realized gains/losses from a portfolio pro rata based on the daily ending net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Distributions are determined separately for each class based on income and expenses allocated to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.
Voya Investments, LLC (“Voya Investments” or the “Investment Adviser”), an Arizona limited liability company, serves as the Investment Adviser to the Portfolios. Voya Investment Management Co. LLC (“Voya IM” or the “Sub-Adviser”), a Delaware limited liability company, serves as the Sub-Adviser to the Portfolios. Voya Investments Distributor, LLC (“VID” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter to the Portfolios.
NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES
The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Each Portfolio is considered an investment company under the U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies.
A. Security Valuation. Each Portfolio is open for business every day the New York Stock Exchange (“NYSE”) opens for regular trading (each such day, a “Business Day”). The net asset value (“NAV”) per share for each class of each Portfolio is determined each Business Day as of the close of the regular trading session (“Market Close”), as determined by the Consolidated Tape Association (“CTA”), the central distributor of transaction prices for exchange-traded securities (normally 4:00 p.m. Eastern time unless otherwise designated by the CTA). The data reflected on the consolidated tape provided by the CTA is generated by various market centers, including all securities exchanges, electronic communications networks, and third-market broker-dealers. The NAV per share of each class of each Portfolio is calculated by taking the value of the Portfolio’s assets attributable to that class, subtracting the Portfolio’s liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding. On days when a Portfolio is closed for business, Portfolio shares will not be priced and a Portfolio does not transact purchase and redemption orders. To the extent a Portfolio’s assets are traded in other markets on days when a Portfolio does not price its shares, the value of a Portfolio’s assets will likely change and you will not be able to purchase or redeem shares of a Portfolio.
Assets for which market quotations are readily available are valued at market value. A security listed or traded on an exchange is valued at its last sales price or official closing price as of the close of the regular trading session

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

on the exchange where the security is principally traded or, if such price is not available, at the last sale price as of the Market Close for such security provided by the CTA. Bank loans are valued at the average of the averages of the bid and ask prices provided to an independent loan pricing service by brokers. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Investments in open-end registered investment companies that do not trade on an exchange are valued at the end of day NAV per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the regular trading session on the exchange where the security is principally traded.
When a market quotation is not readily available or is deemed unreliable, each Portfolio will determine a fair value for the relevant asset in accordance with procedures adopted by the Portfolios’ Board of Directors (“Board”). Such procedures provide, for example, that: (a) Exchange-traded securities are valued at the mean of the closing bid and ask; (b) Debt obligations are valued using an evaluated price provided by an independent pricing service. Evaluated prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect factors such as institution-size trading in similar groups of securities, developments related to specific securities, benchmark yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data; (c) Securities traded in the over-the-counter (“OTC”) market are valued based on prices provided by independent pricing services or market makers; (d) Options not listed on an exchange are valued by an independent source using an industry accepted model, such as Black-Scholes; (e) Centrally cleared swap agreements are valued using a price provided by the central counterparty clearinghouse; (f) OTC swap agreements are valued using a price provided by an independent pricing service; (g) Forward foreign currency exchange contracts are valued utilizing current and forward rates obtained from an independent pricing service. Such prices from the third party pricing service are for specific settlement periods and each Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent period reported by the independent pricing service; and (h) Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by brokers.
The prospectuses of the open-end registered investment companies in which each Portfolio may invest explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
Foreign securities’ (including forward foreign currency exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of Market Close. If market quotations are available and believed to be reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before Market Close, closing market quotations may become unreliable. An independent pricing service determines the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of Market Close. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be valued by the independent pricing service using pricing models designed to estimate likely changes in the values of those securities between the times in which the trading in those securities is substantially completed and Market Close. Multiple factors may be considered by the independent pricing service in determining the value of such securities and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures.
All other assets for which market quotations are not readily available or became unreliable (or if the above fair valuation methods are unavailable or determined to be unreliable) are valued at fair value as determined in good faith by or under the supervision of the Board following procedures approved by the Board. The Board has delegated to the Investment Adviser responsibility for overseeing the implementation of the Portfolios’ valuation procedures; a “Pricing Committee” comprised of employees of the Investment Adviser or its affiliates has responsibility for applying the fair valuation methods set forth in the procedures and, if a fair valuation cannot be determined pursuant to the fair valuation methods, determining the fair value of assets held by the Portfolios. Issuer specific events, transaction price, position size, nature and duration of restrictions on disposition of the security, market trends, bid/ask quotes of brokers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value. Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of fair valuation, the values used to determine each Portfolio’s NAV may materially differ from the value received upon actual sale of

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

those investments. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in each Portfolio.
Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities as classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and significant unobservable inputs, including the Sub-Adviser’s or Pricing Committee’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Portfolio of Investments.
GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to total realized and unrealized gains or losses, purchases and sales, and transfers in or out of the Level 3 category during the period. The beginning of period timing recognition is used for the transfers between Levels of the Portfolio’s assets and liabilities. A reconciliation of Level 3 investments is presented only when a Portfolio has a significant amount of Level 3 investments.
B. Securities Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.
C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:
(1)
Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close.

(2)
Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at Market Close, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.
Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. The foregoing risks are even greater with respect to securities of issuers in emerging markets.
D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. All Portfolios (except U.S. Bond Index) declare and pay dividends annually. U.S. Bond Index declares dividends daily and pays dividends, if any, monthly. The Portfolios distribute capital gains distributions, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP for investment companies.
E. Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

gains to its shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.
The Portfolios may utilize equalization accounting for tax purposes, whereby a portion of redemption payments are treated as distributions of income or gain.
F. Use of Estimates. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
G. Risk Exposures and the Use of Derivative Instruments. Each Portfolio’s investment strategies permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to risk factors. This may allow the Portfolio to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market or credit factors.
In pursuit of its investment objectives, a Portfolio may seek to increase or decrease its exposure to the following market or credit risk factors:
Credit Risk. The price of a bond or other debt instrument is likely to fall if the issuer’s actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether.
Equity Risk. Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of a Portfolio to achieve its investment objectives.
Foreign Exchange Rate Risk. To the extent that a Portfolio invests directly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by a Portfolio through foreign currency exchange transactions.
Currency rates may fluctuate significantly over short periods of time. Currency rates may be affected by changes in market interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, by the imposition of currency controls, or other political or economic developments in the United States or abroad.
Interest Rate Risk. With bonds and other fixed rate debt instruments, a rise in market interest rates generally causes values to fall; conversely, values generally rise as market interest rates fall. The higher the credit quality of the instrument, and the longer its maturity or duration, the more sensitive it is likely to be to interest rate risk. In the case of inverse securities, the interest rate paid by the securities is a floating rate, which generally will decrease when the market rate of interest to which the inverse security is indexed increases and will increase when the market rate of interest to which the inverse security is indexed decreases. As of the date of this report, market interest rates in the United States are at or near historic lows, which may increase a Portfolio’s exposure to risks associated with rising market interest rates. Rising market interest rates could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility. For a fund that invests in fixed-income securities, an increase in market interest rates may lead to increased redemptions and increased portfolio turnover, which could reduce liquidity for certain investments, adversely affect values, and increase costs. If dealer capacity in fixed-income markets is insufficient for market conditions, it may further inhibit liquidity and increase volatility in the fixed-income markets. Further, recent and potential changes in government policy may affect interest rates.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market or credit risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market or credit risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.
Derivative instruments are subject to a number of risks, including the risk of changes in the market price of the underlying securities, credit risk with respect to the counterparty, risk of loss due to changes in market interest rates and liquidity and volatility risk. The amounts required to purchase certain derivatives may be small relative to the magnitude of exposure assumed by a Portfolio. Therefore, the purchase of certain derivatives may have an economic leveraging effect on a Portfolio and exaggerate any increase or decrease in the NAV. Derivatives may not perform as expected, so a Portfolio may not realize the intended benefits. When used for hedging purposes, the change in value of a derivative may not correlate as expected with the currency, security or other risk being hedged. When used as an alternative or substitute for direct cash investments, the return provided by the derivative may not provide the same return as direct cash investment. In addition, given their complexity, derivatives expose a Portfolio to the risk of improper valuation.
Generally, derivatives are sophisticated financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Derivatives include, among other things, swap agreements, options, forwards and futures. Investments in derivatives are generally negotiated OTC with a single counterparty and as a result are subject to credit risks related to the counterparty’s ability or willingness to perform its obligations; any deterioration in the counterparty’s creditworthiness could adversely affect the value of the derivative. In addition, derivatives and their underlying securities may experience periods of illiquidity which could cause a Portfolio to hold a security it might otherwise sell, or to sell a security it otherwise might hold at inopportune times or at an unanticipated price. A manager might imperfectly judge the direction of the market. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market’s movements and may have unexpected or undesired results such as a loss or a reduction in gains.
The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union is (and other countries outside of the European Union are) implementing similar requirements, which will affect a Portfolio when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear. Central clearing is expected to reduce counterparty risk and increase liquidity, however, there is no assurance that it will achieve that result, and in the meantime, central clearing and related requirements expose a Portfolio to new kinds of costs and risks.
Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Each Portfolio’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio’s International Swap and Derivatives Association, Inc. Master Agreements (“Master Agreements”). These Master Agreements are with select counterparties and they govern transactions, including certain OTC derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.
A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty credit risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

As of December 31, 2017, the maximum amount of loss that Australia Index, Euro STOXX 50® Index, FTSE 100 Index®, and Japan TOPIX Index® would incur if the counterparties to its derivative transactions failed to perform would be $5,875, $89,397, $18,745, and $15,128, respectively, which represents the gross payments to be received by the Portfolios on open forward foreign currency contracts were they to be unwound as of December 31, 2017. There was no collateral posted to any Portfolio as of December 31, 2017.
Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio’s net assets and/or a percentage decrease in a Portfolio’s NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio’s Master Agreements.
As of December 31, 2017, Euro STOXX 50® Index, FTSE 100 Index®, Hang Seng Index and Japan TOPIX Index® had a liability position of  $33,285, $5,643, $584, and $11,574, respectively, on open forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2017, the Portfolios could have been required to pay this amount in cash to its counterparties. As of December 31, 2017, there was no collateral posted by any Portfolio for open OTC derivative instruments.
H. Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/ or credit risk in excess of the amount recognized in the Statements of Assets and
Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Portfolio of Investments.
For the year ended December 31, 2017, certain Portfolios have entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolios use forward foreign currency contracts to enhance potential gain, hedge against anticipated currency exchange rates, gain exposure to foreign currencies and to maintain diversity and liquidity of the portfolio.
During the year ended December 31, 2017, the following Portfolios had average contract amounts on forward foreign currency contracts purchased and sold as disclosed below:
	Purchased	Sold
Australia Index	$1,718,999	$1,087,726
Emerging Markets Index	—	14,723
Euro STOXX 50® Index	7,650,977	4,424,011
FTSE 100 Index®	4,181,918	2,247,445
Hang Seng Index	1,286,071	942,357
Japan TOPIX Index®	5,189,340	2,954,858
Please refer to the tables following each respective Portfolio of Investments for open forward foreign currency contracts as of December 31, 2017. There were no open forward foreign currency contracts for Emerging Market Index at December 31, 2017.
I. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolios assets are valued.
Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

each Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.
Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2017, with the exception of U.S. Bond Index, the below Portfolios had purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. U.S. Bond Index sold futures contracts as part of its duration stategy. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.
During the year ended December 31, 2017, the Portfolios had average notional values on futures contracts purchased and sold as disclosed below.
	Purchased	Sold
Australia Index	$1,599,262	$—
Emerging Markets Index	10,605,855	—
Euro STOXX 50® Index	3,971,028	—
FTSE 100 Index®	3,693,752	—
Hang Seng Index	1,527,104	—
International Index	45,184,043	—
Japan TOPIX Index®	3,694,087	—
Russell™ Large Cap Growth Index	7,376,537	—
Russell™ Large Cap Index	6,411,864	—
Russell™ Large Cap Value Index	5,030,532	—
Russell™ Mid Cap Growth Index	3,147,590	—
Russell™ Mid Cap Index	25,742,674	—
Russell™ Small Cap Index	17,172,415	—
U.S. Bond Index	—	2,159,306
Please refer to the tables following each respective Portfolio of Investments for open futures contracts as of December 31, 2017.
J. Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.
A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer’s credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).
Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/ moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.
Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed following the Portfolio of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.
During the year ended December 31, 2017, U.S. Bond Index had sold credit protection on credit default swap indices (“CDX”). A CDX is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. U.S. Bond Index used CDX swaps to gain additional exposure within various sectors of the credit markets.
During the year ended December 31, 2017, U.S. Bond Index had an average notional amount of  $45,000,000 on CDX swaps to sell protection. There were no open CDX swaps to sell protection at December 31, 2017.
At December 31, 2017, U.S. Bond Index had an outstanding cash collateral balance pledged of  $100,000 for centrally cleared swaps.
K. Securities Lending. Each Portfolio may temporarily loan up to 33 1∕3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. Securities lending involves two primary risks: “investment risk” and “borrower default risk.” When lending securities, the Portfolios will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Portfolios will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Portfolios will lose money due to the failure of a borrower to return a borrowed security. Loans are subject to termination at the option of the borrower or the Portfolios. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the NAV, causing the Portfolios to be more volatile. The use of leverage may increase expenses and increase the impact of the Portfolios’ other risks.
L. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933, as amended (“1933 Act”) or securities offered pursuant to Section 4(a)(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined in good faith under procedures approved by the Board.
Securities that are not registered for sale to the public under the Securities Act are referred to as “restricted securities.” These securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets. Many times these securities are subject to legal or contractual restrictions on resale. As a result of the absence of a public trading market, the prices of these securities may be more volatile, less liquid and more difficult to value than publicly traded securities. The price realized from the sale of these securities could be less than the amount originally paid or less than their fair value if they are resold in privately negotiated transactions. In addition, these securities may not be subject to disclosure and other investment protection requirements that are afforded to publicly traded securities. Certain investments may include investment in smaller, less seasoned issuers, which may involve greater risk.
M. Delayed-Delivery or When-Issued Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fair value of such securities is identified in each Portfolio’s Portfolio of Investments. Losses may arise due to changes in the fair value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.
To mitigate counterparty risk, certain Portfolios have entered into Master Securities Forward Transaction Agreements (“MSFTA”) with their respective counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all the when-issued or delayed-delivery transactions with a particular counterparty. Cash collateral, if any, is presented on the Statement of Assets and Liabilities as an asset (Cash pledged as collateral for delayed-delivery or when-issued securities) and a liability (Cash received as collateral for delayed-delivery or when-issued securities).
At December 31, 2017, U.S. Bond Index had pledged $330,000 in cash collateral for open delayed-delivery or when-issued securities.
N. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.
NOTE 3 — INVESTMENT TRANSACTIONS
For the year ended December 31, 2017, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities and U.S. government securities, were as follows:
	Purchases	Sales
Australia Index	$3,272,280	$60,187,806
Emerging Markets Index	136,680,063	111,410,272
Euro STOXX 50® Index	8,157,661	115,429,168
FTSE 100 Index®	12,107,010	75,336,155
Hang Seng Index	7,321,749	53,636,453
International Index	134,402,022	57,889,611
Japan TOPIX Index®	23,374,855	79,398,174
	Purchases	Sales
Russell™ Large Cap Growth Index	89,179,463	118,313,838
Russell™ Large Cap Index	49,335,215	140,219,779
Russell™ Large Cap Value Index	57,048,835	105,471,709
Russell™ Mid Cap Growth Index	75,614,749	130,068,131
Russell™ Mid Cap Index	169,911,901	475,888,470
Russell™ Small Cap Index	216,225,582	157,541,563
U.S. Bond Index	263,620,676	160,493,285
U.S. government securities not included above were as follows:
	Purchases	Sales
U.S. Bond Index	$5,159,181,237	$5,207,317,590
NOTE 4 — INVESTMENT MANAGEMENT FEES
The Portfolios have entered into an investment management agreement (“Management Agreement”) with the Investment Adviser. The Investment Adviser has overall responsibility for the management of the Portfolios. The Investment Adviser oversees all investment management and portfolio management services for the Portfolios and assists in managing and supervising all aspects of the general day-to-day business activities and operations of the Portfolios, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. This Management Agreement compensates the Investment Adviser with a management fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Australia Index(1)	0.70%
Emerging Markets Index(2)	0.65%
Euro STOXX 50® Index(1)	0.70%
FTSE 100 Index®(1)	0.70%
Hang Seng Index(3)	0.70% on the first $250 million; 0.60% on the next $250 million; and 0.55% thereafter
International Index	0.48% on the first $500 million; 0.46% on the next $500 million; 0.44% on the next $500 million; and 0.42% thereafter
Japan TOPIX Index®(1)	0.70%
Russell™ Large Cap Growth Index(4)	0.50% on the first $500 million; 0.48% on the next $500 million; and 0.46% thereafter
Russell™ Large Cap Index	0.35% on the first $1 billion; 0.33% on the next $1 billion; and 0.31% thereafter
Russell™ Large Cap Value Index(4)	0.50% on the first $250 million; 0.40% on the next $250 million; and 0.35% thereafter
Russell™ Mid Cap Growth Index(4)	0.50% on the first $500 million; 0.48% on the next $500 million; and 0.46% thereafter

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 4 — INVESTMENT MANAGEMENT FEES (continued)

Russell™ Mid Cap Index	0.41% on the first $2 billion; 0.34% on the next $2 billion; and 0.28% thereafter
Russell™ Small Cap Index	0.43% on the first $1 billion; 0.41% on the next $1 billion; and 0.39% thereafter
U.S. Bond Index	0.42% on the first $500 million; 0.40% on the next $500 million; 0.38% on the next $1 billion;
0.36% on the next $2 billion; 0.34% on the next $2 billion; and 0.32% thereafter

(1)
Pursuant to a side letter agreement, Voya Investments has agreed to waive 0.35% of the Portfolio’s management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

(2)
Pursuant to a side letter agreement, Voya Investments has agreed to waive 0.27% of the Portfolio’s management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board. Prior to January 1, 2017, Voya Investments had agreed to waive 0.25% of the Portfolio’s management fee. Any fees waived or reimbursed were not eligible for recoupment.

(3)
Pursuant to a side letter agreement, Voya Investments has agreed to waive 0.35% of the Portfolio’s management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board. Prior to January 1, 2017, Voya Investments had agreed to waive 0.20% of the Portfolio’s management fee. Any fees waived or reimbursed were not eligible for recoupment.

(4)
Pursuant to a side letter agreement, Voya Investments has agreed to waive 0.10% of the Portfolio’s management fee. Any fees waived or reimbursed are not eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

The Investment Adviser has entered into a sub-advisory agreement with Voya IM with respect to each Portfolio. Voya IM provides investment advice for the Portfolios and is paid by the Investment Adviser based on the average daily net assets of each respective Portfolio. Subject to such policies as the Board or the Investment Adviser may determine, Voya IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.
NOTE 5 — DISTRIBUTION AND SERVICE FEES
Class ADV and Class S2 shares of the respective Portfolios are subject to a shareholder service and distribution plan (the “Plans”). Under the Plans, the Distributor is paid an annual shareholder service fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor is paid an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its Class ADV shares and the Distributor is paid an annual distribution fee at the rate of 0.15% of the average daily net assets attributable to its Class S2 shares. The Distributor has contractually agreed to waive 0.01% of the distribution fee for Class ADV shares of International Index. Termination or modification of this obligation requires approval by the Board.
Class S shares of the Portfolios have a shareholder services and distribution plan (the “Plan”), whereby the Distributor is compensated by each Portfolio for expenses incurred for shareholder servicing and/or distribution of each Portfolio’s Class S shares. Pursuant to the Plan, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the Plan, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.
NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES
At December 31, 2017, the following direct or indirect, wholly-owned subsidiaries of Voya Financial, Inc. or affiliated investment companies owned more than 5% of the following Portfolios:
Subsidiary/Affiliated Investment Company	Portfolio	Percentage
ReliaStar Life Insurance Company	Russell™ Large Cap Growth Index	27.62%
	Russell™ Large Cap Value Index	7.63
Security Life of Denver Insurance Company	Russell™ Large Cap Growth Index	8.09
Voya Index Solution 2025 Portfolio	Emerging Markets Index	5.84
	International Index	6.93
	U.S. Bond Index	6.76
Voya Index Solution 2035 Portfolio	Emerging Markets Index	7.33
	International Index	8.43
Voya Index Solution 2045 Portfolio	Emerging Markets Index	5.63
	International Index	6.27
Voya Index Solution Income Portfolio	U.S. Bond Index	7.56
Voya Institutional Trust Company	Russell™ Large Cap Growth Index	11.02
	Russell™ Large Cap Index	15.01
	Russell™ Large Cap Value Index	11.94
	Russell™ Mid Cap Index	10.98
	Russell™ Small Cap Index	11.90
Voya Insurance and Annuity Company	Euro STOXX 50® Index	6.02
	Hang Seng Index	40.28
	International Index	41.30

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES (continued)

Subsidiary/Affiliated Investment Company	Portfolio	Percentage
	Russell™ Large Cap Growth Index	36.25
	Russell™ Large Cap Index	47.86
	Russell™ Large Cap Value Index	59.04
	Russell™ Mid Cap Growth Index	84.06
	Russell™ Mid Cap Index	10.46
	Russell™ Small Cap Index	18.97
	Voya U.S. Bond Index	5.23
Voya Retirement Conservative Portfolio	U.S. Bond Index	7.61
Voya Retirement Growth Portfolio	Australia Index	53.64
	Emerging Markets Index	25.81
	Euro STOXX 50® Index	50.41
	FTSE 100 Index®	53.59
	Hang Seng Index	32.04
	Japan TOPIX Index®	53.36
	Russell™ Mid Cap Index	20.86
	Russell™ Small Cap Index	16.12
	U.S. Bond Index	22.15
Voya Retirement Insurance and Annuity Company	International Index	6.71
	Russell™ Large Cap Growth Index	15.86
	Russell™ Large Cap Index	32.83
	Russell™ Large Cap Value Index	15.24
	Russell™ Mid Cap Growth Index	8.57
	Russell™ Mid Cap Index	23.28
	Russell™ Small Cap Index	25.49
Voya Retirement Moderate Growth Portfolio	Australia Index	32.08
	Emerging Markets Index	15.01
	Euro STOXX 50® Index	28.42
	FTSE 100 Index®	29.53
	Hang Seng Index	14.90
	Japan TOPIX Index®	28.37
	Russell™ Mid Cap Index	13.43
	Russell™ Small Cap Index	9.00
	U.S. Bond Index	21.64
Voya Retirement Moderate Portfolio	Australia Index	11.97
	Emerging Markets Index	6.71
	Euro STOXX 50® Index	12.89
	FTSE 100 Index®	13.23
	Hang Seng Index	8.33
	Japan TOPIX Index®	12.90
	Russell™ Mid Cap Index	5.64
	U.S. Bond Index	15.24
Under the 1940 Act, the direct or indirect beneficial owner of more than 25% of the voting securities of a company (including a fund) is presumed to control such company. Companies under common control (e.g., companies with a common owner of greater than 25% of their respective voting securities) are affiliates under the 1940 Act.
The Investment Adviser may direct the Portfolios’ Sub-Adviser to use its best efforts (subject to obtaining best execution of each transaction) to allocate a Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amounts credited to the Portfolios are reflected as brokerage commission recapture on the accompanying Statements of Operations.
The Portfolios have adopted a deferred compensation plan (the “DC Plan”), which allows eligible independent directors, as described in the DC Plan, to defer the receipt of all or a portion of the directors’ fees that they are entitled to receive from the Portfolios. For purposes of determining the amount owed to the director under the DC Plan, the amounts deferred are invested in shares of the funds selected by the director (the “Notional Funds”). The Portfolios purchase shares of the Notional Funds, which are all advised by Voya Investments, in amounts equal to the directors’ deferred fees, resulting in a Porfolio asset equal to the deferred compensation liability. Such assets, if applicable, are included as a component of  “Other assets” on the accompanying Statements of Assets and Liabilities. Deferral of directors’ fees under the DC Plan will not affect net assets of the Portfolio, and will not materially affect the Portfolios’ assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the DC Plan.
NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES
At December 31, 2017, the below Portfolios had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceed 5% of total liabilities:
Portfolio	Accrued Expenses	Amount
Euro STOXX 50 Index®	Custody	$49,472
	License	63,130
Hang Seng Index	Custody	$29,010
NOTE 8 — LICENSING FEES
Hang Seng Data Services Limited receives an annual licensing fee for the Hang Seng Index. MSCI Inc. receives an annual licensing fee for Emerging Markets Index and International Index. Standard & Poor’s Financial Services LLC, STOXX Limited, Zurich, Switzerland and/or Dow Jones & Company, Inc., FTSE International Limited, and Tokyo Stock Exchange, Inc. receive an annual licensing fee for Australia Index, Euro STOXX 50® Index, FTSE 100 Index® and Japan TOPIX Index®, respectively.
NOTE 9 — EXPENSE LIMITATION AGREEMENTS
The Investment Adviser has entered into a written expense limitation agreement (“Expense Limitation Agreement”) with each of the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, investment-related costs, leverage expenses, extraordinary expenses, and acquired fund fees and expenses to the levels listed below:

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 9 — EXPENSE LIMITATION
AGREEMENTS (continued)

Portfolio	Class ADV	Class I	Class P2(1)	Class S	Class S2
Emerging Markets Index	N/A	N/A	0.15%	N/A	N/A
Hang Seng Index	1.25%	0.75%	N/A	1.00%	N/A
International Index(2)	1.00%	0.50%	0.15%	0.75%	0.90%
Russell™ Large Cap Growth Index(3)	N/A	N/A	N/A	N/A	N/A
Russell™ Large Cap Index	0.87%	0.37%	N/A	0.62%	0.77%
Russell™ Large Cap Value Index(3)	N/A	N/A	N/A	N/A	N/A
Russell™ Mid Cap Growth Index	N/A	0.43%	N/A	0.68%	0.83%
Russell™ Mid Cap Index	0.93%	0.43%	0.15%	0.68%	0.83%
Russell™ Small Cap Index	0.95%	0.45%	0.15%	0.70%	0.85%
U.S. Bond Index	0.90%	0.40%	0.15%	0.65%	0.80%

(1)
Expense limit was implemented on May 1, 2017.

(2)
Pursuant to a side letter agreement through May 1, 2018, the Investment Adviser has further lowered the expense limits for International Index to 0.95%, 0.45%, 0.70% and 0.85% for Class ADV, Class I, Class S and Class S2, respectively. Prior to January 1, 2017, the side letter agreement expense limits for International Index were 0.98%, 0.48%, 0.73% and 0.88% for Classes ADV, I, S and S2, respectively. Termination or modification of this obligation requires approval by the Board.

(3)
Pursuant to a side letter agreement, through May 1, 2018, the Investment Adviser has agreed to waive all or a portion of the management fee so that the expense limits are 0.93%, 0.43%, and 0.68% for Class ADV, Class I, and Class S, respectively. Any fees waived pursuant to the side letter agreement shall not be eligible for recoupment. Termination or modification of this obligation requires approval by the Board.

Unless otherwise specified above, the Investment Adviser may at a later date recoup from a Portfolio for fees waived and/or other expenses reimbursed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, a Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities.
As of December 31, 2017, the amount of waived and/or reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:
	December 31,
	2018	2019	2020	Total
Emerging Markets Index	$—	$—	$485,233	$485,233
International Index	1,133,211	923,108	2,322,042	4,378,361
Russell™ Large Cap Index	85,937	74,829	78,406	239,172
Russell™ Mid Cap Growth Index	—	81,410	60,399	141,809
Russell™ Mid Cap Index	—	108,592	537,712	646,304
Russell™ Small Cap Index	122,060	92,974	300,606	515,640
U.S. Bond Index	186,564	186,626	1,293,812	1,667,002
The Expense Limitation Agreement is contractual through May 1, 2018 and shall renew automatically for one-year terms. Termination or modification of this obligation requires approval by the Board.
NOTE 10 — LINE OF CREDIT
Effective May 19, 2017, each Portfolio, in addition to certain other funds managed by the Investment Adviser, has entered into a 364-day unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon (“BNY”) for an aggregate amount of  $400,000,000 through May 18, 2018. The proceeds may be used only to finance temporarily: (1) the purchase or sale of investment securities; or (2) the repurchase or redemption of shares of a Portfolio or certain other funds managed by the Investment Adviser. The funds to which the line of credit is available pay a commitment fee equal to 0.15% per annum on the daily unused portion of the committed line amount payable quarterly in arrears.
Borrowings under the credit agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.
The following Portfolios utilized the line of credit during the year ended December 31, 2017:
Portfolio	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Australia Index	10	$923,300	1.83%
Emerging Markets Index	22	5,483,364	1.98
Euro STOXX 50® Index	32	1,373,254	2.02
FTSE 100 Index®	17	1,119,824	2.00
Hang Seng Index	9	957,333	2.00
Japan TOPIX Index®	47	2,564,898	2.12
Russell™ Large Cap Growth Index	4	612,000	2.16
Russell™ Large Cap Index	9	3,913,111	1.99
Russell™ Large Cap Value Index	10	4,224,500	1.94
Russell™ Mid Cap Growth Index	10	4,548,700	1.70
Russell™ Mid Cap Index	12	7,757,250	1.87
Russell™ Small Cap Index	4	25,780,000	1.91
U.S. Bond Index	3	39,792,667	1.97

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 11 — CAPITAL SHARES
	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Australia Index
Class I
12/31/2017	30,349	—	566,012	(7,420,182)	(6,823,821)	258,018	—	4,731,859	(63,180,337)	(58,190,460)
12/31/2016	7,781,863	—	999,293	(5,507,163)	3,273,993	63,394,398	—	7,529,762	(43,729,993)	27,194,167
Emerging Markets Index
Class I
12/31/2017	10,704,813	—	723,610	(27,557,948)	(16,129,525)	117,734,388	—	7,793,282	(308,509,658)	(182,981,988)
12/31/2016	25,427,628	—	1,295,759	(29,146,572)	(2,423,185)	243,347,917	—	11,483,688	(275,323,300)	(20,491,695)
Class P2
5/3/2017(1) - 12/31/2017	18,770,937	—	196,973	(1,945,510)	17,022,400	210,633,686	—	2,123,366	(23,712,646)	189,044,406
Class S
12/31/2017	—	—	—	—*	—	—	—	—	—	—
12/31/2016	1,179	—	33	(2,130)	(918)	10,426	—	288	(20,431)	(9,717)
Euro STOXX 50® Index
Class ADV
12/31/2017	883,620	—	69,824	(1,067,003)	(113,559)	9,604,006	—	758,294	(11,668,068)	(1,305,768)
12/31/2016	395,163	—	56,106	(1,390,969)	(939,700)	3,571,002	—	508,884	(12,538,985)	(8,459,099)
Class I
12/31/2017	54,421	—	1,303,491	(10,647,360)	(9,289,448)	559,961	—	14,247,161	(114,263,813)	(99,456,691)
12/31/2016	16,233,928	—	1,240,250	(18,286,324)	(812,146)	149,775,239	—	11,323,478	(169,345,180)	(8,246,463)
FTSE 100 Index®
Class ADV
12/31/2017	112,389	—	35,610	(159,370)	(11,371)	1,012,975	—	315,858	(1,456,611)	(127,778)
12/31/2016	87,275	—	54,960	(263,476)	(121,241)	769,118	—	472,660	(2,287,106)	(1,045,328)
Class I
12/31/2017	714,765	—	2,232,515	(8,920,423)	(5,973,143)	6,783,293	—	19,914,030	(82,186,228)	(55,488,905)
12/31/2016	6,210,970	—	2,762,635	(10,282,656)	(1,309,051)	54,791,138	—	23,896,796	(93,417,582)	(14,729,648)
Hang Seng Index
Class ADV
12/31/2017	960	—	357	(14,049)	(12,732)	12,465	—	5,079	(206,467)	(188,923)
12/31/2016	1,039	—	5,093	(25,783)	(19,651)	12,909	—	58,872	(325,556)	(253,775)
Class I
12/31/2017	22,449	—	56,024	(3,035,191)	(2,956,718)	315,713	—	797,783	(45,631,009)	(44,517,513)
12/31/2016	2,861,812	—	332,889	(913,355)	2,281,346	36,919,553	—	3,861,515	(11,560,817)	29,220,251
Class S
12/31/2017	335,224	—	15,995	(600,938)	(249,719)	5,031,799	—	227,775	(9,207,450)	(3,947,876)
12/31/2016	135,485	—	140,144	(615,205)	(339,576)	1,755,934	—	1,624,269	(7,683,468)	(4,303,265)
International Index
Class ADV
12/31/2017	1,370,904	—	1,474,319	(17,189,512)	(14,344,289)	12,525,494	—	14,094,484	(166,952,606)	(140,332,628)
12/31/2016	1,194,111	—	2,340,372	(14,334,230)	(10,799,747)	10,070,914	—	19,542,104	(121,062,485)	(91,449,467)
Class I
12/31/2017	21,649,902	—	753,860	(55,989,922)	(33,586,160)	200,118,685	—	7,342,600	(547,016,233)	(339,554,948)
12/31/2016	22,225,239	—	1,669,421	(13,081,701)	10,812,959	192,376,799	—	14,190,081	(114,102,442)	92,464,438
Class P2
5/3/2017(1) - 12/31/2017	57,744,623	—	1,051,194	(4,054,795)	54,741,022	571,172,958	—	10,228,121	(41,779,778)	539,621,301
Class S
12/31/2017	848,666	—	175,882	(1,762,053)	(737,505)	8,307,875	—	1,702,534	(17,233,798)	(7,223,389)
12/31/2016	577,256	—	271,716	(2,192,615)	(1,343,643)	4,907,326	—	2,296,001	(18,881,973)	(11,678,646)
Class S2
12/31/2017	28,081	—	2,373	(72,550)	(42,096)	272,441	—	22,970	(692,791)	(397,380)
12/31/2016	219,316	—	9,800	(233,311)	(4,195)	1,880,673	—	82,516	(1,988,816)	(25,627)
Japan TOPIX Index®
Class ADV
12/31/2017	172,722	—	38,937	(342,704)	(131,045)	2,024,876	—	422,074	(3,942,985)	(1,496,035)
12/31/2016	288,128	—	83,079	(1,510,089)	(1,138,882)	2,968,908	—	802,540	(15,144,411)	(11,372,963)
Class I
12/31/2017	2,245,327	—	1,160,343	(7,107,008)	(3,701,338)	24,879,691	—	12,682,550	(83,407,323)	(45,845,082)
12/31/2016	981,247	—	1,819,394	(9,632,390)	(6,831,749)	10,087,717	—	17,739,090	(99,785,395)	(71,958,588)

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Russell™ Large Cap Growth Index
Class ADV
12/31/2017	—	—	1	—*	1	—	—	28	—*	28
12/31/2016	—	—	1	—	1	—	—	33	—	33
Class I
12/31/2017	594,363	—	120,200	(1,124,545)	(409,982)	18,280,901	—	3,662,493	(35,692,730)	(13,749,336)
12/31/2016	706,747	—	142,876	(1,372,113)	(522,490)	18,421,697	—	3,626,198	(35,730,448)	(13,682,553)
Class S
12/31/2017	1,510,117	—	102,561	(2,224,146)	(611,468)	45,597,118	—	3,112,736	(71,324,569)	(22,614,715)
12/31/2016	2,638,696	—	122,073	(3,068,417)	(307,648)	68,571,518	—	3,087,221	(79,186,790)	(7,528,051)
Russell™ Large Cap Index
Class ADV
12/31/2017	513,217	—	24,766	(423,653)	114,330	9,700,537	—	451,986	(7,877,890)	2,274,633
12/31/2016	444,986	—	31,521	(501,406)	(24,899)	7,058,680	—	488,585	(8,137,717)	(590,452)
Class I
12/31/2017	2,320,340	—	214,667	(2,205,043)	329,964	44,073,372	—	3,979,934	(42,206,595)	5,846,711
12/31/2016	2,179,917	—	235,673	(1,418,125)	997,465	35,471,571	—	3,707,145	(23,124,478)	16,054,238
Class S
12/31/2017	3,082,682	—	464,113	(8,715,578)	(5,168,783)	57,191,057	—	8,558,244	(165,280,873)	(99,531,572)
12/31/2016	3,080,628	—	603,870	(5,862,320)	(2,177,822)	48,997,629	—	9,450,568	(94,564,446)	(36,116,249)
Class S2
12/31/2017	14,953	—	846	(26,033)	(10,234)	283,228	—	16,027	(495,574)	(196,319)
12/31/2016	40,230	—	—	(51,286)	(11,056)	682,127	—	—	(824,463)	(142,336)
Russell™ Large Cap Value Index
Class ADV
12/31/2017	—	—	3	—	3	—	—	58	—	58
12/31/2016	—	—	5	—	5	—	—	89	—	89
Class I
12/31/2017	399,868	—	101,265	(612,966)	(111,833)	8,582,192	—	2,147,826	(13,311,745)	(2,581,727)
12/31/2016	335,229	—	159,471	(836,222)	(341,522)	6,408,069	—	2,934,266	(16,035,095)	(6,692,760)
Class S
12/31/2017	1,338,391	—	294,381	(4,038,281)	(2,405,509)	28,672,530	—	6,208,489	(87,858,488)	(52,977,469)
12/31/2016	2,264,201	—	495,699	(3,343,676)	(583,776)	42,982,290	—	9,071,291	(61,208,969)	(9,155,388)
Russell™ Mid Cap Growth Index
Class ADV
12/31/2017	—	—	—	—	—	—	—	—	—	—
12/31/2016	—	—	—	—	—	—	—	—	—	—
Class I
12/31/2017	266,029	—	3,507	(111,139)	158,397	8,618,643	—	108,153	(3,597,189)	5,129,607
12/31/2016	218,080	—	3,252	(2,402,202)	(2,180,870)	5,748,345	—	85,956	(64,667,840)	(58,833,539)
Class S
12/31/2017	325,841	—	63,457	(2,282,645)	(1,893,347)	10,208,515	—	1,955,102	(71,536,471)	(59,372,854)
12/31/2016	909,734	—	74,561	(2,008,745)	(1,024,450)	25,014,246	—	1,968,676	(53,663,603)	(26,680,681)
Class S2
12/31/2017	1,029	—	294	(4,044)	(2,721)	32,383	—	9,034	(122,474)	(81,057)
12/31/2016	4,100	—	228	(3,431)	897	115,153	—	6,022	(94,372)	26,803
Russell™ Mid Cap Index
Class ADV
12/31/2017	1,158,541	—	947,758	(1,435,581)	670,718	17,403,188	—	13,515,021	(21,402,779)	9,515,430
12/31/2016	1,479,190	—	1,454,235	(1,394,558)	1,538,867	21,073,026	—	19,224,986	(19,706,634)	20,591,378
Class I
12/31/2017	6,797,255	—	7,126,788	(36,004,455)	(22,080,412)	106,123,888	—	104,478,717	(558,813,147)	(348,210,542)
12/31/2016	20,644,814	—	14,192,539	(33,121,806)	1,715,547	301,937,732	—	192,308,903	(487,670,674)	6,575,961
Class P2
5/3/2017(1) - 12/31/2017	13,977,815	—	917,204	(901,165)	13,993,854	219,422,964	—	13,446,206	(14,280,590)	218,588,580
Class S
12/31/2017	1,545,050	—	1,935,737	(7,987,736)	(4,506,949)	23,438,311	—	28,087,548	(121,679,147)	(70,153,288)
12/31/2016	4,626,624	—	3,226,625	(4,656,121)	3,197,128	67,672,897	—	43,333,573	(66,926,968)	44,079,502

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 11 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Russell™ Mid Cap Index (continued)
Class S2
12/31/2017	181,664	—	94,838	(370,050)	(93,548)	2,748,234	—	1,359,979	(5,552,594)	(1,444,381)
12/31/2016	153,609	—	173,590	(437,952)	(110,753)	2,183,199	—	2,305,265	(6,180,494)	(1,692,030)
Russell™ Small Cap Index
Class ADV
12/31/2017	1,051,908	—	594,815	(1,121,530)	525,193	15,239,228	—	8,172,756	(16,088,684)	7,323,300
12/31/2016	1,130,008	—	897,189	(1,003,952)	1,023,245	15,021,433	—	10,550,947	(13,083,829)	12,488,550
Class I
12/31/2017	12,240,228	—	2,023,869	(12,298,669)	1,965,428	176,530,334	—	28,637,736	(186,121,006)	19,047,064
12/31/2016	4,435,429	—	4,283,499	(8,661,798)	57,130	59,611,414	—	51,701,836	(118,069,900)	(6,756,650)
Class P2
5/3/2017(1) - 12/31/2017	8,057,856	—	498,620	(588,634)	7,967,842	121,959,586	—	7,060,466	(8,995,691)	120,024,361
Class S
12/31/2017	1,718,566	—	1,444,732	(6,301,238)	(3,137,940)	25,390,215	—	20,284,045	(93,043,413)	(47,369,153)
12/31/2016	2,663,134	—	2,590,275	(4,809,702)	443,707	35,713,154	—	31,057,401	(63,412,713)	3,357,843
Class S2
12/31/2017	133,330	—	52,582	(267,404)	(81,492)	1,932,685	—	726,155	(3,860,523)	(1,201,683)
12/31/2016	161,812	—	92,841	(266,326)	(11,673)	2,147,636	—	1,096,448	(3,485,187)	(241,103)
U.S. Bond Index
Class ADV
12/31/2017	406,159	—	62,961	(592,398)	(123,278)	4,278,878	—	664,801	(6,246,942)	(1,303,263)
12/31/2016	1,161,701	—	49,520	(560,477)	650,744	12,493,893	—	532,496	(6,002,415)	7,023,974
Class I
12/31/2017	45,422,984	—	6,479,611	(114,306,190)	(62,403,595)	481,050,625	—	68,685,883	(1,210,995,749)	(661,259,241)
12/31/2016	71,229,324	—	6,593,355	(108,868,896)	(31,046,217)	768,746,090	—	71,206,125	(1,171,470,722)	(331,518,507)
Class P2
5/3/2017(1) - 12/31/2017	74,429,560	—	1,166,494	(6,517,361)	69,078,693	789,568,305	—	12,385,981	(69,337,058)	732,617,228
Class S
12/31/2017	1,656,510	—	463,266	(6,729,013)	(4,609,237)	17,545,787	—	4,897,048	(70,973,500)	(48,530,665)
12/31/2016	6,253,088	—	492,598	(7,807,951)	(1,062,265)	67,041,759	—	5,306,613	(83,624,320)	(11,275,948)
Class S2
12/31/2017	27,769	—	5,434	(82,985)	(49,782)	293,607	—	57,469	(878,540)	(527,464)
12/31/2016	91,410	—	4,905	(45,136)	51,179	980,356	—	52,821	(485,099)	548,078

(1)
Commencement of operations.

*
Share amount is less than 0.500 or $0.50.

NOTE 12 — SECURITIES LENDING
Under a Master Securities Lending Agreement (the “Agreement”) with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral must be equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at Market Close of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Agreement with BNY. The Portfolios bear the risk of loss with respect to the investment of collateral with the following exception: BNY provides the Portfolios indemnification from loss with respect to the investment of collateral provided that the cash collateral is invested solely in overnight repurchase agreements.
The cash collateral is invested in overnight repurchase agreements that are collateralized at 102% with securities issued or fully guaranteed by the U.S. Treasury; U.S. government or any agency, instrumentality or authority of the U.S. government. The securities purchased with cash collateral received are reflected in the Portfolio of Investments under Securities Lending Collateral.
Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 12 — SECURITIES LENDING (continued)

guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.
The following tables represent a summary of each respective Portfolio’s securities lending agreements by counterparty which are subject to offset under the Agreement as of December 31, 2017:
Australia Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$168,680	$(168,680)	$—
Barclays Capital Securities Ltd.	3,009,625	(3,009,625)	—
Citigroup Global Markets Inc.	129,962	(129,962)	—
Goldman, Sachs & Co. LLC	42,730	(42,730)	—
J.P. Morgan Securities LLC	101,710	(101,710)	—
JP Morgan Securities, Plc.	205,520	(205,520)	—
Merrill Lynch International	130,252	(130,252)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	4,550	(4,550)	—
Morgan Stanley & Co. LLC	549,484	(549,484)	—
Total	$4,342,513	$(4,342,513)	$—

(1)
Collateral with a fair value of  $4,580,929 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Emerging Markets Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Securities Ltd.	$544,458	$(544,458)	$—
Citigroup Global Markets Inc.	618,011	(618,011)	—
Citigroup Global Markets Limited	890,272	(890,272)	—
Credit Suisse AG	253,667	(253,667)	—
Deutsche Bank, AG	164,904	(164,904)	—
Goldman, Sachs & Co. LLC	1,738,685	(1,738,685)	—
HSBC Bank PLC	1,036,150	(1,036,150)	—
J.P. Morgan Securities LLC	8,008	(8,008)	—
JP Morgan Securities, Plc.	201,588	(201,588)	—
Merrill Lynch International	54,232	(54,232)	—
Morgan Stanley & Co. LLC	817,054	(817,054)	—
Nomura Securities International, Inc.	73,922	(73,922)	—
Scotia Capital (USA) INC	597,498	(597,498)	—
SG Americas Securities, LLC	18,390	(18,390)	—
Total	$7,016,839	$(7,016,839)	$—

(1)
Collateral with a fair value of  $7,360,331 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

FTSE 100 Index®
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Citigroup Global Markets Limited	$2,089,539	$(2,089,539)	$—
Morgan Stanley & Co. LLC	715,083	(715,083)	—
Total	$2,804,622	$(2,804,622)	$—

(1)
Collateral with a fair value of  $2,951,883 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

International Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$235,274	$(235,274)	$—
Citigroup Global Markets Inc.	349,946	(349,946)	—
Citigroup Global Markets Limited	3,536,828	(3,536,828)	—
Credit Suisse Securities (USA) LLC	1,006,544	(1,006,544)	—
Daiwa Capital Markets America Inc.	265,031	(265,031)	—
Deutsche Bank Securities Inc.	885,723	(885,723)	—
Goldman, Sachs & Co. LLC	185,160	(185,160)	—
HSBC Bank PLC	1,303,260	(1,303,260)	—
JP Morgan Securities, Plc.	631,784	(631,784)	—
Merrill Lynch International	1,192,890	(1,192,890)	—
Morgan Stanley & Co. LLC	2,682,060	(2,682,060)	—
Nomura International PLC	124,751	(124,751)	—
Scotia Capital (USA) INC	570,161	(570,161)	—
Societe Generale	152,030	(152,030)	—
Total	$13,121,442	$(13,121,442)	$—

(1)
Collateral with a fair value of  $13,792,944 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Japan TOPIX Index®
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$85,935	$(85,935)	$—
Barclays Capital Securities Ltd.	539,999	(539,999)	—
BMO Capital Markets Corp	31,718	(31,718)	—
Citigroup Global Markets Inc.	254,253	(254,253)	—
Credit Suisse Securities (Europe) Limited	15,132	(15,132)	—
Deutsche Bank Securities Inc.	20,510	(20,510)	—

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 12 — SECURITIES LENDING (continued)

Japan TOPIX Index® (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Deutsche Bank, AG	673,563	(673,563)	—
Goldman, Sachs & Co. LLC	200,264	(200,264)	—
Merrill Lynch International	94,746	(94,746)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	23,204	(23,204)	—
Mizuho Securities USA LLC.	66,005	(66,005)	—
Morgan Stanley & Co. International PLC	47,045	(47,045)	—
Morgan Stanley & Co. LLC	99,806	(99,806)	—
Nomura International PLC	25,543	(25,543)	—
Nomura Securities International, Inc.	47,508	(47,508)	—
UBS AG	10,038	(10,038)	—
Total	$2,235,269	$(2,235,269)	$—

(1)
Collateral with a fair value of  $2,362,525 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Russell™ Large Cap Growth Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Goldman, Sachs & Co. LLC	$241,825	$(241,825)	$—
J.P. Morgan Securities LLC	2,395,790	(2,395,790)	—
Morgan Stanley & Co. LLC	570,802	(570,802)	—
Wells Fargo Securities LLC	395,276	(395,276)	—
Total	$3,603,693	$(3,603,693)	$—

(1)
Collateral with a fair value of  $3,680,441 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Russell™ Large Cap Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
J.P. Morgan Securities LLC	$1,896,576	$(1,896,576)	$—
Merrill Lynch, Pierce, Fenner & Smith Inc.	127,591	(127,591)	—
Morgan Stanley & Co. LLC	158,626	(158,626)	—
Scotia Capital (USA) INC	54,372	(54,372)	—
Wells Fargo Securities LLC	440,096	(440,096)	—
Total	$2,677,261	$(2,677,261)	$—

(1)
Collateral with a fair value of  $2,741,059 has been received in connection with the above securities lending transactions.Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Russell™ Large Cap Value Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Merrill Lynch, Pierce, Fenner & Smith Inc.	$182,223	$(182,223)	$—
Total	$182,223	$(182,223)	$—

(1)
Collateral with a fair value of  $192,823 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Russell™ Mid Cap Growth Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$3,745	$(3,745)	$—
CIBC World Markets INC	327,432	(327,432)	—
Citadel Clearing LLC	153,973	(153,973)	—
Citigroup Global Markets Inc.	6,233	(6,233)	—
Credit Suisse Securities (USA) LLC	710,607	(710,607)	—
Deutsche Bank Securities Inc.	231,995	(231,995)	—
Goldman, Sachs & Co. LLC	196,323	(196,323)	—
HSBC Bank PLC	117,746	(117,746)	—
J.P. Morgan Securities LLC	704,469	(704,469)	—
Janney Montgomery Scott LLC	480,176	(480,176)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	27,240	(27,240)	—
Morgan Stanley & Co. LLC	845,808	(845,808)	—
National Financial Services LLC	712,322	(712,322)	—
Natixis Securities America LLC	1,226,672	(1,226,672)	—
Nomura Securities International, Inc.	12,109	(12,109)	—
RBC Dominion Securities Inc	1,255,334	(1,255,334)	—
Scotia Capital (USA) INC	1,265,625	(1,265,625)	—
UBS AG	46,025	(46,025)	—
UBS Securities LLC.	27,388	(27,388)	—
Wells Fargo Securities LLC	3,460	(3,460)	—
Total	$8,354,682	$(8,354,682)	$—

(1)
Collateral with a fair value of  $8,667,360 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Russell™ Mid Cap Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$3,600	$(3,600)	$—
Citadel Clearing LLC	527,095	(527,095)	—
Citigroup Global Markets Inc.	320,314	(320,314)	—
Deutsche Bank Securities Inc.	255,899	(255,899)	—
Goldman, Sachs & Co. LLC	5,016,351	(5,016,351)	—

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 12 — SECURITIES LENDING (continued)

Russell™ Mid Cap Index (continued)

Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
HSBC Bank PLC	100,243	(100,243)	—
J.P. Morgan Securities LLC	6,459,241	(6,459,241)	—
Janney Montgomery Scott LLC	132,696	(132,696)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	54,206	(54,206)	—
Morgan Stanley & Co. LLC	7,209,888	(7,209,888)	—
National Financial Services LLC	401,601	(401,601)	—
Natixis Securities America LLC	868,007	(868,007)	—
Nomura Securities International, Inc.	251,364	(251,364)	—
RBC Dominion Securities Inc	2,976,969	(2,976,969)	—
Scotia Capital (USA) INC	4,187,290	(4,187,290)	—
SG Americas Securities, LLC	1,520,953	(1,520,953)	—
UBS AG	195,072	(195,072)	—
Wells Fargo Securities LLC	354,367	(354,367)	—
Total	$30,835,156	$(30,835,156)	$—

(1)
Collateral with a fair value of  $31,824,505 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

Russell™ Small Cap Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Capital Inc.	$2,269,244	$(2,269,244)	$—
BMO Capital Markets Corp	274,471	(274,471)	—
BNP Paribas	156,583	(156,583)	—
BNP Paribas Prime Brokerage Intl Ltd	23,586	(23,586)	—
BNP Paribas Prime Brokerage, Inc.	45,781	(45,781)	—
Citadel Clearing LLC	110,136	(110,136)	—
Citigroup Global Markets Inc.	2,543,885	(2,543,885)	—
Deutsche Bank Securities Inc.	1,857,598	(1,857,598)	—
Goldman, Sachs & Co. LLC	7,246,395	(7,246,395)	—
HSBC Bank PLC	1,305,635	(1,305,635)	—
Industrial And Commercial Bank Of China	153,797	(153,797)	—
J.P. Morgan Securities LLC	9,785,536	(9,785,536)	—
Janney Montgomery Scott LLC	87,129	(87,129)	—
Merrill Lynch, Pierce, Fenner & Smith Inc.	2,352,980	(2,352,980)	—
Morgan Stanley & Co. LLC	13,401,182	(13,401,182)	—
NATIONAL BANK OF CANADA FINANCIAL INC	65,074	(65,074)	—
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
National Financial Services LLC	3,062,239	(3,062,239)	—
Natixis Securities America LLC	608,642	(608,642)	—
RBC Dominion Securities Inc	12,682,178	(12,682,178)	—
Scotia Capital (USA) INC	2,138,240	(2,138,240)	—
SG Americas Securities, LLC	963,716	(963,716)	—
UBS AG	2,771,281	(2,771,281)	—
Wells Fargo Securities LLC	2,172,279	(2,172,279)	—
Total	$66,077,587	$(66,077,587)	$—

(1)
Collateral with a fair value of  $67,993,849 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

U.S. Bond Index
Counterparty	Securities Loaned at Value	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$513,342	$(513,342)	$—
Barclays Capital Inc.	391,618	(391,618)	—
BMO Capital Markets Corp	155,644	(155,644)	—
BNP Paribas	9,455,908	(9,455,908)	—
Citadel Clearing LLC	355,342	(355,342)	—
Citigroup Global Markets Inc.	1,366,698	(1,366,698)	—
Credit Suisse Securities (USA) LLC	40,142,636	(40,142,636)	—
Goldman, Sachs & Co. LLC	1,372,577	(1,372,577)	—
Morgan Stanley & Co. LLC	332,464	(332,464)	—
Societe Generale	65,360,161	(65,360,161)	—
Wells Fargo Securities LLC	153,987	(153,987)	—
Total	$119,600,377	$(119,600,377)	$—

(1)
Collateral with a fair value of  $122,155,709 has been received in connection with the above securities lending transactions. Excess collateral received from the individual counterparty is not shown for financial reporting purposes.

NOTE 13 — FEDERAL INCOME TAXES
The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

investment companies (PFICs), paydown gains, wash sale deferrals and the expiration of capital loss carryforwards. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.
The following permanent tax differences have been reclassified as of December 31, 2017:
	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Australia Index	$—	$733,209	$(733,209)
Emerging Markets Index	—	5,009,594	(5,009,594)
Euro STOXX 50® Index	—	397,565	(397,565)
FTSE 100 Index®	—	1,110,906	(1,110,906)
Hang Seng Index	—	778,620	(778,620)
International Index	(91,978,946)(1)	8,790,099	83,188,847
Japan TOPIX Index®	—	2,051,177	(2,051,177)
Russell™ Large Cap Growth Index	(17,636)	(12,820)	30,456
Russell™ Large Cap Index	(68,042,064)(1)	(223,134)	68,265,198
Russell™ Large Cap Value Index	—	(15,610)	15,610
Russell™ Mid Cap Growth Index	399	11,103	(11,502)
Russell™ Mid Cap Index	—	(19,068)	19,068
Russell™ Small Cap Index	—	442,782	(442,782)
U.S. Bond Index	—	5,494,073	(5,494,073)

(1)
Amount relates to the expiration of capital loss carryforwards.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.
The tax composition of dividends and distributions to shareholders was as follows:
	Year Ended December 31, 2017		Year Ended December 31, 2016
	Ordinary Income	Long-term Capital Gains	Ordinary Income	Long-term Capital Gains
Australia Index	$4,731,859	$—	$7,529,762	$—
Emerging Markets Index	9,916,676	—	11,484,035	—
Euro STOXX 50® Index	15,005,455	—	11,832,362	—
FTSE 100 Index®	10,852,067	9,377,821	14,127,263	10,242,193
Hang Seng Index	1,030,637	—	4,072,989	1,471,667
International Index	33,390,709	—	36,110,702	—
Japan TOPIX Index®	6,068,898	7,035,726	6,515,819	12,025,811
Russell™ Large Cap Growth Index	6,775,257	—	6,713,452	—
Russell™ Large Cap Index	13,006,191	—	13,646,298	—
Russell™ Large Cap Value Index	8,356,373	—	5,972,663	6,032,983
Russell™ Mid Cap Growth Index	2,072,289	—	2,060,654	—
Russell™ Mid Cap Index	28,440,467	132,447,004	27,246,893	229,925,834
Russell™ Small Cap Index	7,933,959	56,947,199	11,471,483	82,935,149
U.S. Bond Index	85,482,389	1,397,230	76,852,038	262,437

The tax-basis components of distributable earnings and the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2017 are detailed below. The Regulated Investment Company Modernization Act of 2010 (the “Act”) provides an unlimited carryforward period for newly generated capital losses. Under the Act, there may be a greater likelihood that all or a portion of the Portfolios’ pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses are required to be utilized before pre-enactment capital loss carryforwards.
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
Australia Index	$5,442,870	$—	$7,793,888	$(351,310)	Short-term	None
				(31,669,185)	Long-term	None
				$(32,020,495)
Emerging Markets Index	17,146,291	—	107,316,494	(7,470,658)	Short-term	None
				(30,325,408)	Long-term	None
				$(37,796,066)
Euro STOXX 50® Index	10,431,954	6,311,705	55,665,988	—	—	—
FTSE 100 Index®	12,093,427	6,510,660	23,579,846	—	—	—
Hang Seng Index	4,077,815	7,245,591	27,205,385	—	—	—

NOTES TO FINANCIAL STATEMENTS as of December 31, 2017 (continued)

NOTE 13 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards
				Amount	Character	Expiration
International Index	44,802,776	—	281,464,546	(1,826,920)	Short-term	2018
				(2,568,107)	Short-term	None
				(35,997,051)	Long-term	None
				$(40,392,078)*
Japan TOPIX Index®	7,399,490	20,198,072	89,364,563	—	—	—
Russell™ Large Cap Growth Index	10,949,869	19,687,741	407,026,906	—	—	—
Russell™ Large Cap Index	12,880,874	—	577,992,928	(8,688,924)	Short-term	2018
Russell™ Large Cap Value Index	11,710,724	10,161,933	118,185,671	—	—	—
Russell™ Mid Cap Growth Index	9,125,862	25,065,576	136,339,877	—	—	—
Russell™ Mid Cap Index	34,205,656	188,598,234	932,914,169	—	—	—
Russell™ Small Cap Index	15,240,901	43,469,777	347,931,583	—	—	—
U.S. Bond Index	8,963,083	1,213,558	48,253,578	—	—	—

*
Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Portfolios’ major tax jurisdictions are U.S. federal and Arizona state.
As of December 31, 2017, no provision for income tax is required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2013.
NOTE 14 — SUBSEQUENT EVENTS
Subsequent to December 31, 2017, the following Portfolio paid dividends from net investment income of:
	Per Share Amount	Payable Date	Record Date
U.S. Bond Index
Class ADV	$0.0166	February 1, 2018	Daily
Class I	$0.0211	February 1, 2018	Daily
Class P2	$0.0234	February 1, 2018	Daily
Class S	$0.0188	February 1, 2018	Daily
Class S2	$0.0175	February 1, 2018	Daily
Expense Limitation Agreement: On January 11, 2018, the Board approved new side letter expense limitation agreements with respect to Russell™ Large Cap Index, Russell™ Mid Cap Growth Index and Russell™ Mid Cap
Index. Effective January 1, 2018, the new non-recoupable side letter agreements, through May 1, 2019, are as follows: for Russell™ Large Cap Index: 0.86%, 0.36%, 0.61% and 0.76% for Class ADV, Class I, Class S and Class S2, respectively; for Russell™ Mid Cap Growth Index: 0.40%, 0.65%, and 0.80% for Class I, Class S and Class S2, respectively; and for Russell™ Mid Cap Index: 0.90%, 0.40%, 0.65% and 0.80% for Class ADV, Class I, Class S and Class S2, respectively.
The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (“subsequent events”) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Australia Index Portfolio	as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.5%
		Consumer Discretionary: 4.7%
51,209		Aristocrat Leisure Ltd.	$942,973	0.9
161,561		Tabcorp Holdings Ltd.	700,953	0.7
932,927 (1)		Other Securities	3,115,606	3.1
			4,759,532	4.7
		Consumer Staples: 7.3%
58,405		Treasury Wine Estates Ltd.	724,746	0.7
91,133		Wesfarmers Ltd.	3,151,189	3.1
104,870 (2)		Woolworths Group Ltd	2,228,101	2.2
310,148	(1)(3)	Other Securities	1,361,541	1.3
			7,465,577	7.3
		Energy: 5.1%
20,963		Caltex Australia Ltd.	555,335	0.6
106,220		Oil Search Ltd.	643,121	0.6
141,282 (4)		Origin Energy Ltd.	1,034,919	1.0
141,600 (4)		Santos Ltd.	599,360	0.6
67,712		Woodside Petroleum Ltd.	1,742,095	1.7
220,360 (3)		Other Securities	638,361	0.6
			5,213,191	5.1
		Financials: 35.4%
235,279 (2)		AMP Ltd.	949,705	0.9
15,559		ASX Ltd.	664,170	0.6
235,984		Australia & New Zealand Banking Group Ltd.	5,264,579	5.2
140,998		Commonwealth Bank of Australia	8,799,473	8.7
190,290		Insurance Australia Group Ltd.	1,071,764	1.1
25,437		Macquarie Group Ltd.	1,967,422	1.9
221,353		Medibank Pvt Ltd.	566,849	0.6
218,397		National Australia Bank Ltd.	5,015,527	4.9
109,708 (2)		QBE Insurance Group Ltd.	910,636	0.9
104,168		Suncorp Group Ltd.	1,122,749	1.1
273,803		Westpac Banking Corp.	6,659,858	6.5
401,402 (3)		Other Securities	3,006,437	3.0
			35,999,169	35.4
		Health Care: 7.0%
4,605		Cochlear Ltd.	613,858	0.6
36,369		CSL Ltd.	3,996,726	3.9
10,363 (2)		Ramsay Health Care Ltd.	565,887	0.6
33,693		Sonic Healthcare Ltd.	599,177	0.6
518,206	(1)(3)	Other Securities	1,377,099	1.3
			7,152,747	7.0
		Industrials: 7.2%
161,904		Aurizon Holdings Ltd.	623,857	0.6
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
127,651		Brambles Ltd.	$1,000,410	1.0
141,525		Qantas Airways Ltd.	554,926	0.6
180,962		Sydney Airport	992,960	1.0
178,482		Transurban Group - Stapled Security	1,727,358	1.7
774,747	(1)(3)(5)	Other Securities	2,382,805	2.3
			7,282,316	7.2
		Information Technology: 1.9%
241,776	(1)(3)	Other Securities	1,924,631	1.9
		Materials: 17.8%
93,086		Amcor Ltd.	1,115,386	1.1
258,162		BHP Billiton Ltd.	5,930,217	5.9
45,100		BlueScope Steel Ltd.	537,166	0.5
94,224 (2)		Boral Ltd.	570,414	0.6
35,638		James Hardie Industries SE	625,906	0.6
61,354		Newcrest Mining Ltd.	1,092,223	1.1
33,148		Rio Tinto Ltd.	1,948,938	1.9
419,391		South32 Ltd.	1,136,780	1.1
1,472,337	(1)(3)	Other Securities	5,104,244	5.0
			18,061,274	17.8
		Real Estate: 8.0%
81,114		Dexus	615,539	0.6
128,830		Goodman Group	844,158	0.8
144,259		GPT Group	573,837	0.6
46,897		Lend Lease Corp., Ltd.	596,216	0.6
297,799		Mirvac Group	544,616	0.5
427,941		Scentre Group	1,395,931	1.4
195,671		Stockland	682,567	0.7
258,280		Vicinity Centres	547,060	0.5
153,648		Westfield Corp.	1,135,181	1.1
505,483 (1)		Other Securities	1,185,543	1.2
			8,120,648	8.0
		Telecommunication Services: 3.1%
955,924		Telstra Corp., Ltd.	2,702,254	2.7
124,879 (1)		Other Securities	411,401	0.4
			3,113,655	3.1
		Utilities: 2.0%
52,885		AGL Energy Ltd.	1,002,173	1.0
89,565		APA Group	580,781	0.5
352,981 (3)		Other Securities	502,540	0.5
			2,085,494	2.0
		Total Common Stock (Cost $90,981,991)	101,178,234	99.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Australia Index Portfolio	as of December 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
RIGHTS: —%
Industrials: —%
— (3)		Other Securities	$—	—
Real Estate: —%
72,917	(3)(5)	Other Securities	—	—
		Total Rights (Cost $—)	—	—
		Total Long-Term Investments (Cost $90,981,991)	101,178,234	99.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.5%
	Securities Lending Collateral(6): 4.5%
1,088,015	Barclays Capital, Inc., Repurchase Agreement dated 12/29/17, 1.37%, due 01/02/18 (Repurchase Amount $1,088,178, collateralized by various U.S. Government Securities, 0.000%- 2.250%, Market Value plus accrued interest $1,109,775, due 05/15/20-08/15/47)	1,088,015	1.0
228,869	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $228,904, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%- 8.500%, Market Value plus accrued interest $233,446, due 01/31/18-06/20/63)	228,869	0.2
1,088,015	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $1,088,187, collateralized by various U.S. Government Securities, 2.875%- 3.625%, Market Value plus accrued interest $1,109,775, due 02/15/43-02/15/44)	1,088,015	1.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(6) (continued)
1,088,015	NBC Global Finance Ltd., Repurchase Agreement dated 12/29/17, 1.50%, due 01/02/18 (Repurchase Amount $1,088,194, collateralized by various U.S. Government Securities, 0.750%- 2.250%, Market Value plus accrued interest $1,109,775, due 09/30/18-09/09/49)	$1,088,015	1.1
1,088,015	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $1,088,209, collateralized by various U.S. Government Securities, 0.125%- 3.875%, Market Value plus accrued interest $1,118,229, due 01/15/19-02/15/46)	1,088,015	1.1
		4,580,929	4.5
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.0%
41,000 (7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $41,000)	41,000	0.0
	Total Short-Term Investments (Cost $4,621,929)	4,621,929	4.5
	Total Investments in Securities (Cost $95,603,920)	$105,800,163	104.0
	Liabilities in Excess of Other Assets	(4,115,150)	(4.0)
	Net Assets	$101,685,013	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Australia Index Portfolio	as of December 31, 2017 (continued)

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains securities on loan.

(2)
Security, or a portion of the security, is on loan.

(3)
The grouping contains non-income producing securities.

(4)
Non-income producing security.

(5)
The grouping contains Level 3 securities.

(6)
Represents securities purchased with cash collateral received for securities on loan.

(7)
Rate shown is the 7-day yield as of December 31, 2017.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$271,149	$4,488,383	$—	$4,759,532
Consumer Staples	—	7,465,577	—	7,465,577
Energy	—	5,213,191	—	5,213,191
Financials	192,830	35,806,339	—	35,999,169
Health Care	177,120	6,975,627	—	7,152,747
Industrials	—	7,282,316	—	7,282,316
Information Technology	148,900	1,775,731	—	1,924,631
Materials	75,743	17,985,531	—	18,061,274
Real Estate	62,234	8,058,414	—	8,120,648
Telecommunication Services	46,169	3,067,486	—	3,113,655
Utilities	—	2,085,494	—	2,085,494
Total Common Stock	974,145	100,204,089	—	101,178,234
Rights	—	—	—	—
Short-Term Investments	41,000	4,580,929	—	4,621,929
Total Investments, at fair value	$1,015,145	$104,785,018	$—	$105,800,163
Other Financial Instruments+
Forward Foreign Currency Contracts	—	5,875	—	5,875
Total Assets	$1,015,145	$104,790,893	$—	$105,806,038
Liabilities Table
Other Financial Instruments+
Futures	$(218)	$—	$—	$(218)
Total Liabilities	$(218)	$—	$—	$(218)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Australia Index Portfolio	as of December 31, 2017 (continued)

At December 31, 2017, the following forward foreign currency contracts were outstanding for Voya Australia Index Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD 200,000	USD153,407	Deutsche Bank AG	03/22/18	$2,621
AUD 200,000	USD152,775	Morgan Stanley	03/22/18	3,254
				$5,875

At December 31, 2017, the following futures contracts were outstanding for Voya Australia Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
ASX SPI 200® Index	5	03/15/18	$587,138	$(218)
			$587,138	$(218)

Currency Abbreviations
AUD – Australian Dollar
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$5,875
Total Asset Derivatives		$5,875
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$218
Total Liability Derivatives		$218

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$29,983	$—	$29,983
Equity contracts	—	182,851	182,851
Total	$29,983	$182,851	$212,834

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$10,793	$—	$10,793
Equity contracts	—	(25,900)	(25,900)
Total	$10,793	$(25,900)	$(15,107)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Australia Index Portfolio	as of December 31, 2017 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2017:
	Deutsche Bank AG	Morgan Stanley	Totals
Assets:
Forward foreign currency contracts	$2,621	$3,254	$5,875
Total Assets	$2,621	$3,254	$5,875
Net OTC derivative instruments by counterparty, at fair value	$2,621	$3,254	$5,875
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$2,621	$3,254	$5,875

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $98,404,633.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$12,091,078
Gross Unrealized Depreciation	(4,297,190)
Net Unrealized Appreciation	$7,793,888

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.9%
		Brazil: 4.4%
623,700		Ambev SA	$4,001,187	0.5
121,998		Banco Bradesco SA	1,179,119	0.2
390,800 (1)		Petroleo Brasileiro SA	1,992,230	0.3
408,874		Vale SA	4,962,548	0.7
2,691,212 (2)		Other Securities	19,768,022	2.7
			31,903,106	4.4
		Chile: 1.1%
42,616,105		Other Securities	8,057,089	1.1
		China: 29.5%
134,500	(1)(3)	3SBio, Inc.	263,649	0.0
152,617 (1)		Alibaba Group Holding Ltd. ADR	26,315,749	3.7
36,323 (1)		Baidu, Inc. ADR	8,507,210	1.2
10,523,000		Bank of China Ltd.	5,153,495	0.7
1,401,000 (3)		CGN Power Co. Ltd.	379,305	0.1
11,145,000		China Construction Bank	10,259,559	1.4
1,130,000 (3)		China Huarong Asset Management Co. Ltd.	532,622	0.1
985,000		China Life Insurance Co., Ltd.	3,071,735	0.4
814,500		China Mobile Ltd.	8,236,260	1.1
3,373,600		China Petroleum & Chemical Corp.	2,470,937	0.4
192,500 (3)		China Resources Pharmaceutical Group Ltd.	249,063	0.0
2,376,000		CNOOC Ltd.	3,411,026	0.5
51,827 (1)		Ctrip.com International Ltd. ADR	2,285,571	0.3
66,000 (3)		Fuyao Glass Industry Group Co. Ltd. (H-Shares)	277,656	0.0
653,000		Geely Automobile Holdings Ltd.	2,249,194	0.3
211,800 (3)		Huatai Securities Co. Ltd.	420,676	0.1
9,776,000		Industrial & Commercial Bank of China	7,836,781	1.1
86,902 (1)		JD.com, Inc. ADR	3,599,481	0.5
158,000	(1)(3)	Meitu, Inc.	219,243	0.0
10,495		NetEase, Inc. ADR	3,621,510	0.5
691,000		Ping An Insurance Group Co. of China Ltd.	7,167,100	1.0
754,600		Tencent Holdings Ltd.	39,056,553	5.4
55,025,502	(2)(4)(5)	Other Securities	77,177,009	10.7
			212,761,384	29.5
		Colombia: 0.4%
904,595 (4)		Other Securities	2,531,471	0.4
		Czech Republic: 0.2%
59,962 (3)		Moneta Money Bank AS	232,015	0.0
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Czech Republic (continued)
40,192		Other Securities	$1,041,178	0.2
			1,273,193	0.2
		Egypt: 0.1%
509,718 (2)		Other Securities	819,713	0.1
		Greece: 0.3%
1,259,434 (2)		Other Securities	2,368,853	0.3
		Hungary: 0.3%
99,710		Other Securities	2,371,124	0.3
		India: 8.7%
200,160		Housing Development Finance Corp.	5,360,014	0.7
87,293 (6)		Infosys Ltd. ADR	1,415,893	0.2
154,552		Infosys Ltd.	2,511,998	0.3
14,009		Maruti Suzuki India Ltd.	2,133,142	0.3
209,026		Reliance Industries Ltd.	3,012,976	0.4
68,652		Reliance Industries Ltd. GDR GDR	1,948,979	0.3
60,881		Tata Consultancy Services Ltd.	2,574,165	0.4
6,098,546	(2)(4)	Other Securities	43,973,311	6.1
			62,930,478	8.7
		Indonesia: 2.2%
1,313,900		Bank Central Asia Tbk PT	2,119,906	0.3
6,648,000		Telekomunikasi Indonesia Persero Tbk PT	2,175,847	0.3
31,868,406 (2)		Other Securities	11,856,615	1.6
			16,152,368	2.2
		Malaysia: 2.3%
10,897,476 (2)		Other Securities	16,842,564	2.3
		Mexico: 3.0%
4,470,800		America Movil SAB de CV	3,851,766	0.5
257,000		Fomento Economico Mexicano SAB de CV	2,417,140	0.4
6,344,177	(2)(4)	Other Securities	15,248,666	2.1
			21,517,572	3.0
		Pakistan: 0.1%
293,750		Other Securities	537,824	0.1
		Peru: 0.3%
34,887		Other Securities	2,233,486	0.3
		Philippines: 1.1%
8,555,066 (2)		Other Securities	8,115,922	1.1
		Poland: 1.3%
4,595	(1)(3)	Dino Polska SA	103,801	0.0
7,131	(1)(3)	PLAY Communications SA	69,213	0.0
1,043,930	(2)(4)	Other Securities	9,404,808	1.3
			9,577,822	1.3
		Qatar: 0.6%
344,381 (2)		Other Securities	4,029,598	0.6

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Romania: 0.1%
50,083		Other Securities	$864,516	0.1
		Russia: 3.2%
1,416,903		Gazprom PJSC	3,204,395	0.4
56,576		Lukoil PJSC	3,268,354	0.5
65,645		Sberbank PAO ADR	1,117,934	0.2
1,185,442 (1)		Sberbank PAO	4,630,483	0.6
702,145,436 (2)		Other Securities	11,196,231	1.5
			23,417,397	3.2
		South Africa: 7.0%
445,529		FirstRand Ltd.	2,411,915	0.3
224,560		MTN Group Ltd.	2,479,225	0.4
58,019		Naspers Ltd.	16,074,358	2.2
73,097		Sasol Ltd.	2,526,816	0.4
171,074		Standard Bank Group Ltd.	2,693,632	0.4
4,116,409	(2)(4)	Other Securities	24,029,978	3.3
			50,215,924	7.0
		South Korea: 14.5%
10,790 (1)		Celltrion, Inc.	2,225,601	0.3
1,711		Hyundai Department Store Co. Ltd.	166,775	0.0
8,095		Hyundai Development Co-Engineering & Construction	291,248	0.0
10,002		Hyundai Engineering & Construction Co. Ltd.	339,119	0.1
4,096 (1)		Hyundai Heavy Industries Co. Ltd	384,202	0.1
8,243		Hyundai Marine & Fire Insurance Co., Ltd.	361,517	0.1
9,042		Hyundai Mobis Co. Ltd.	2,221,331	0.3
20,538		Hyundai Motor Co.	2,989,031	0.4
10,482		Hyundai Steel Co.	573,902	0.1
2,263		Hyundai Wia Corp.	137,401	0.0
3,673 (3)		ING Life Insurance Korea Ltd.	183,213	0.0
52,662 (1)		KB Financial Group, Inc.	3,116,701	0.4
6,110 (1)		LG Chem Ltd.	2,311,475	0.3
12,592		LG Corp.	1,070,102	0.2
30,921 (1)		LG Display Co., Ltd.	860,667	0.1
14,073 (1)		LG Electronics, Inc.	1,391,456	0.2
1,250		LG Household & Health Care Ltd.	1,388,305	0.2
1,973		LG Innotek Co. Ltd.	264,603	0.0
3,713		NAVER Corp.	3,016,366	0.4
2,247	(1)(3)	Netmarble Games Corp.	394,718	0.1
9,879		POSCO	3,072,875	0.4
2,180	(1)(3)	Samsung Biologics Co. Ltd.	754,035	0.1
10,029		Samsung C&T Corp.	1,178,858	0.2
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	South Korea (continued)
4,043	Samsung Card Co.	$149,558	0.0
7,562	Samsung Electro-Mechanics Co. Ltd.	704,925	0.1
12,886	Samsung Electronics Co., Ltd.	30,615,993	4.2
33,445 (1)	Samsung Heavy Industries Co., Ltd.	228,648	0.0
9,226	Samsung Life Insurance Co. Ltd.	1,070,335	0.2
7,313 (1)	Samsung SDI Co., Ltd.	1,394,193	0.2
4,624	Samsung SDS Co. Ltd.	862,190	0.1
8,746	Samsung Securities Co. Ltd.	298,522	0.0
56,496 (1)	Shinhan Financial Group Co., Ltd.	2,607,699	0.4
77,235 (1)	SK Hynix, Inc.	5,485,719	0.8
698,441 (2)	Other Securities	32,532,876	4.5
		104,644,159	14.5
	Taiwan: 11.2%
321,347	China Life Insurance Co., Ltd.	322,376	0.0
2,066,463	HON HAI Precision Industry Co., Ltd.	6,570,504	0.9
3,263,000	Taiwan Semiconductor Manufacturing Co., Ltd.	24,985,036	3.5
38,005,532 (2)	Other Securities	48,824,506	6.8
		80,702,422	11.2
	Thailand: 2.3%
186,500	PTT Exploration & Production PCL	571,550	0.1
290,300	PTT Global Chemical PCL	756,625	0.1
140,700	PTT PCL	1,896,106	0.3
12,276,841 (2)	Other Securities	13,171,736	1.8
		16,396,017	2.3
	Turkey: 1.1%
2,481,530 (2)	Other Securities	7,701,157	1.1
	United Arab Emirates: 0.6%
2,843,879 (2)	Other Securities	4,636,066	0.6
	Total Common Stock (Cost $551,201,778)	692,601,225	95.9
PREFERRED STOCK: 3.5%
	Brazil: 2.4%
404,256	Banco Bradesco SA	4,125,310	0.6
427,850	Itau Unibanco Holding S.A.	5,492,102	0.8
520,700 (1)	Petroleo Brasileiro SA	2,527,289	0.3
986,288	Other Securities	4,790,869	0.7
		16,935,570	2.4

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
PREFERRED STOCK: (continued)
	Chile: 0.1%
49,121	Other Securities	$939,454	0.1
	Colombia: 0.1%
524,597	Other Securities	421,138	0.1
	Russia: 0.1%
914,703	Other Securities	695,622	0.1
	South Korea: 0.8%
258	LG Household & Health Care Ltd.	168,216	0.0
2,318	Samsung Electronics Co., Ltd. - Pref	4,514,102	0.6
9,972	Other Securities	1,128,025	0.2
		5,810,343	0.8
	Total Preferred Stock (Cost $20,421,346)	24,802,127	3.5
RIGHTS: —%
	Taiwan: —%
33,352 (2)	Other Securities	—	—
	Total Rights (Cost $—)	—	—
	Total Long-Term Investments (Cost $571,623,124)	717,403,352	99.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.7%
	Securities Lending Collateral(7): 1.0%
1,748,144	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $1,748,414, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 8.500%, Market Value plus accrued interest $1,783,107, due 01/31/18-06/20/63)	1,748,144	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(7) (continued)
1,748,144	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $1,748,418, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $1,783,107, due 01/11/18-12/01/51)	$1,748,144	0.2
1,748,144	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $1,748,420, collateralized by various U.S. Government Securities, 2.875%- 3.625%, Market Value plus accrued interest $1,783,107, due 02/15/43-02/15/44)	1,748,144	0.3
367,755	MUFG Securities America Inc., Repurchase Agreement dated 12/29/17, 1.40%, due 01/02/18 (Repurchase Amount $367,811, collateralized by various U.S. Government Agency Obligations, 1.914%- 5.370%, Market Value plus accrued interest $375,110, due 08/01/19-11/20/65)	367,755	0.1

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(7) (continued)
1,748,144	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $1,748,456, collateralized by various U.S. Government Securities, 0.125%- 3.875%, Market Value plus accrued interest $1,796,689, due 01/15/19-02/15/46)	$1,748,144	0.2
		7,360,331	1.0
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.7%
5,150,000 (8)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $5,150,000)	5,150,000	0.7
	Total Short-Term Investments (Cost $12,510,331)	12,510,331	1.7
	Total Investments in Securities (Cost $584,133,455)	$729,913,683	101.1
	Liabilities in Excess of Other Assets	(7,608,802)	(1.1)
	Net Assets	$722,304,881	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

ADR
American Depositary Receipt

GDR
Global Depositary Receipt

(1)
Non-income producing security.

(2)
The grouping contains non-income producing securities.

(3)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)
The grouping contains securities on loan.

(5)
The grouping contains Level 3 securities.

(6)
Security, or a portion of the security, is on loan.

(7)
Represents securities purchased with cash collateral received for securities on loan.

(8)
Rate shown is the 7-day yield as of December 31, 2017.

Sector Diversification	Percentage of Net Assets
Information Technology	27.3%
Financials	23.6
Consumer Discretionary	10.1
Materials	7.5
Energy	7.0
Consumer Staples	6.5
Industrials	5.1
Telecommunication Services	4.8
Health Care	2.7
Real Estate	2.6
Utilities	2.2
Short-Term Investments	1.7
Liabilities in Excess of Other Assets	(1.1)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock
Brazil	$31,903,106	$—	$—	$31,903,106
Chile	8,057,089	—	—	8,057,089
China	59,548,505	153,212,879	—	212,761,384
Colombia	2,531,471	—	—	2,531,471
Czech Republic	1,041,178	232,015	—	1,273,193
See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2017 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Egypt	219,444	600,269	—	819,713
Greece	1,702,822	666,031	—	2,368,853
Hungary	499,996	1,871,128	—	2,371,124
India	14,441,018	48,489,460	—	62,930,478
Indonesia	7,810,510	8,341,858	—	16,152,368
Malaysia	9,982,044	6,860,520	—	16,842,564
Mexico	21,517,572	—	—	21,517,572
Pakistan	307,230	230,594	—	537,824
Peru	2,233,486	—	—	2,233,486
Philippines	4,314,904	3,801,018	—	8,115,922
Poland	2,031,410	7,546,412	—	9,577,822
Qatar	4,029,598	—	—	4,029,598
Romania	864,516	—	—	864,516
Russia	3,628,403	19,788,994	—	23,417,397
South Africa	10,996,490	39,219,434	—	50,215,924
South Korea	18,033,207	86,610,952	—	104,644,159
Taiwan	4,441,623	76,260,799	—	80,702,422
Thailand	5,376,909	11,019,108	—	16,396,017
Turkey	448,451	7,252,706	—	7,701,157
United Arab Emirates	3,445,727	1,190,339	—	4,636,066
Total Common Stock	219,406,709	473,194,516	—	692,601,225
Preferred Stock	24,106,505	695,622	—	24,802,127
Rights	—	—	—	—
Short-Term Investments	5,150,000	7,360,331	—	12,510,331
Total Investments, at fair value	$248,663,214	$481,250,469	$—	$729,913,683
Other Financial Instruments+
Futures	167,848	—	—	167,848
Total Assets	$248,831,062	$481,250,469	$—	$730,081,531

(1)
For the year ended December 31, 2017, as a result of the fair value pricing procedures for international equities (Note 2) utilized by the Portfolio certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2017, securities valued at $4,048,494 and $65,726,532 were transferred from Level 1 to Level 2 and from Level 2 to Level 1, respectively, within the fair value hierarchy. In addition, securities valued at $215,253 were transferred from Level 2 to Level 3 due to significant unobservable inputs.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2017, the following futures contracts were outstanding for Voya Emerging Markets Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI Emerging Markets Index	103	03/16/18	$5,993,055	$167,848
			$5,993,055	$167,848

See Accompanying Notes to Financial Statements

Voya Emerging Markets	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2017 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$167,848
Total Asset Derivatives		$167,848

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$16,145	$—	$16,145
Equity contracts	—	3,817,762	3,817,762
Total	$16,145	$3,817,762	$3,833,907

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$345,826
Total	$345,826

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $623,261,139.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$170,858,500
Gross Unrealized Depreciation	(63,542,006)
Net Unrealized Appreciation	$107,316,494

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Euro STOXX 50® Index Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
COMMON STOCK: 97.4%
	Belgium: 2.9%
96,738	Anheuser-Busch InBev SA/NV	$10,799,937	2.9
	Finland: 0.9%
761,673	Nokia OYJ - Finland	3,558,785	0.9
	France: 34.2%
55,856	Air Liquide SA	7,021,878	1.9
271,787	AXA S.A.	8,053,906	2.1
150,239	BNP Paribas	11,176,039	3.0
72,452	Cie de Saint-Gobain	3,987,475	1.1
83,024	Danone	6,956,636	1.8
241,097	Engie SA	4,144,811	1.1
28,492	Essilor International Cie Generale d’Optique SA	3,924,521	1.0
31,893	L’Oreal S.A.	7,066,858	1.9
35,222	LVMH Moet Hennessy Louis Vuitton SE	10,337,816	2.7
267,341	Orange SA	4,633,228	1.2
46,781	Safran S.A.	4,825,241	1.3
149,339	Sanofi	12,856,853	3.4
72,924	Schneider Electric SE	6,182,516	1.6
105,357	Societe Generale	5,431,720	1.4
329,529	Total S.A.	18,189,927	4.8
13,024	Unibail-Rodamco SE	3,277,506	0.9
73,251	Vinci S.A.	7,478,294	2.0
134,161	Vivendi SA	3,600,808	1.0
		129,146,033	34.2
	Germany: 31.6%
23,871	Adidas AG	4,773,942	1.3
58,189	Allianz SE	13,316,390	3.5
119,804	BASF SE	13,134,249	3.5
107,865	Bayer AG	13,403,614	3.5
41,932	Bayerische Motoren Werke AG	4,347,588	1.1
130,002	Daimler AG	10,993,000	2.9
242,895	Deutsche Bank AG	4,594,099	1.2
125,187	Deutsche Post AG	5,950,567	1.6
423,011	Deutsche Telekom AG	7,477,307	2.0
287,105	E.ON AG	3,111,111	0.8
53,468	Fresenius SE & Co. KGaA	4,158,290	1.1
20,222	Muenchener Rueckversicherungs- Gesellschaft AG	4,366,928	1.1
130,438	SAP SE	14,592,756	3.9
110,872	Siemens AG	15,351,038	4.1
		119,570,879	31.6
	Ireland: 1.0%
109,401	CRH PLC - Dublin	3,937,432	1.0
	Italy: 4.8%
1,013,283	Enel S.p.A.	6,230,935	1.6
331,349	ENI S.p.A.	5,483,130	1.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Italy (continued)
1,898,041	Intesa Sanpaolo SpA - ISP	$6,297,418	1.7
		18,011,483	4.8
	Netherlands: 12.0%
74,351	Airbus SE	7,389,491	2.0
50,674	ASML Holding NV	8,810,078	2.3
506,832	ING Groep NV	9,303,754	2.5
122,730	Koninklijke Philips NV	4,634,109	1.2
158,722	Koninklijke Ahold Delhaize NV	3,489,173	0.9
205,190	Unilever NV	11,552,778	3.1
		45,179,383	12.0
	Spain: 10.0%
869,739	Banco Bilbao Vizcaya Argentaria S.A.	7,391,207	2.0
2,104,752	Banco Santander SA	13,799,212	3.7
753,913	Iberdrola S.A.	5,836,243	1.5
144,968	Industria de Diseno Textil SA	5,040,781	1.3
599,500	Telefonica S.A.	5,837,765	1.5
		37,905,208	10.0
	Total Common Stock (Cost $302,132,155)	368,109,140	97.4
PREFERRED STOCK: 1.2%
	Germany: 1.2%
23,879	Volkswagen AG	4,743,146	1.2
	Total Preferred Stock (Cost $3,255,629)	4,743,146	1.2
	Total Investments in Securities (Cost $305,387,784)	$372,852,286	98.6
	Assets in Excess of Other Liabilities	5,227,152	1.4
	Net Assets	$378,079,438	100.0

Sector Diversification	Percentage of Net Assets
Financials	22.2%
Industrials	13.7
Consumer Discretionary	11.5
Consumer Staples	10.6
Health Care	10.2
Information Technology	7.1
Materials	6.4
Energy	6.3
Utilities	5.0
Telecommunication Services	4.7
Real Estate	0.9
Assets in Excess of Other Liabilities	1.4
Net Assets	100.0%

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Euro STOXX 50® Index Portfolio	as of December 31, 2017 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock
Belgium	$—	$10,799,937	$—	$10,799,937
Finland	—	3,558,785	—	3,558,785
France	—	129,146,033	—	129,146,033
Germany	—	119,570,879	—	119,570,879
Ireland	—	3,937,432	—	3,937,432
Italy	—	18,011,483	—	18,011,483
Netherlands	—	45,179,383	—	45,179,383
Spain	—	37,905,208	—	37,905,208
Total Common Stock	—	368,109,140	—	368,109,140
Preferred Stock	—	4,743,146	—	4,743,146
Total Investments, at fair value	$—	$372,852,286	$—	$372,852,286
Other Financial Instruments+
Forward Foreign Currency Contracts	—	89,397	—	89,397
Total Assets	$—	$372,941,683	$—	$372,941,683
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(33,285)	$—	$(33,285)
Futures	(53,966)	—	—	(53,966)
Total Liabilities	$(53,966)	$(33,285)	$—	$(87,251)

(1)
For the year ended December 31, 2017, as a result of the fair value pricing procedures for international equities (Note 2) utilized by the Portfolio certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2017, securities valued at $13,182,912 were transferred from Level 1 to Level 2 within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2017, the following forward foreign currency contracts were outstanding for Voya Euro STOXX 50® Index Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR 5,000,000	USD 5,952,702	Citibank N.A.	03/22/18	$75,352
USD 3,000,737	EUR 2,500,000	Credit Suisse International	03/22/18	(13,289)
EUR 3,200,000	USD 3,843,908	Societe Generale	03/22/18	14,045
USD 1,195,591	EUR 1,000,000	The Bank of New York Mellon	03/22/18	(10,020)
USD 1,014,793	EUR 850,000	UBS AG	03/22/18	(9,976)
				$56,112

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Euro STOXX 50® Index Portfolio	as of December 31, 2017 (continued)

At December 31, 2017, the following futures contracts were outstanding for Voya Euro STOXX 50® Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
EURO STOXX 50® Index	107	03/16/18	$4,484,438	$(53,966)
			$4,484,438	$(53,966)

Currency Abbreviations
EUR – EU Euro
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$89,397
Total Asset Derivatives		$89,397
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$33,285
Equity contracts	Net Assets — Unrealized depreciation*	53,966
Total Liability Derivatives		$87,251

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$92,312	$—	$92,312
Equity contracts	—	326,776	326,776
Total	$92,312	$326,776	$419,088

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$36,574	$—	$36,574
Equity contracts	—	(133,743)	(133,743)
Total	$36,574	$(133,743)	$(97,169)

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
Voya Euro STOXX 50® Index Portfolio	as of December 31, 2017 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2017:
	Citibank N.A.	Credit Suisse International	Societe Generale	The Bank of New York Mellon	UBS AG	Totals
Assets:
Forward foreign currency contracts	$75,352	$—	$14,045	$—	$—	$89,397
Total Assets	$75,352	$—	$14,045	$—	$—	$89,397
Liabilities:
Forward foreign currency contracts	$—	$13,289	$—	$10,020	$9,976	$33,285
Total Liabilities	$—	$13,289	$—	$10,020	$9,976	$33,285
Net OTC derivative instruments by counterparty, at fair value	$75,352	$(13,289)	$14,045	$(10,020)	$(9,976)	56,112
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—	$—
Net Exposure(1)	$75,352	$(13,289)	$14,045	$(10,020)	$(9,976)	$56,112

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $317,403,808.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$71,740,386
Gross Unrealized Depreciation	(16,074,398)
Net Unrealized Appreciation	$55,665,988

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya FTSE 100 Index® Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.2%
	Germany: 0.3%
44,997	Other Securities	$932,214	0.3
	Ireland: 1.0%
42,277	Other Securities	2,773,003	1.0
	Mexico: 0.1%
19,084	Other Securities	366,678	0.1
	Netherlands: 10.4%
470,640	Royal Dutch Shell PLC - Class A	15,711,434	5.7
387,928	Royal Dutch Shell PLC - Class B	13,063,073	4.7
		28,774,507	10.4
	Switzerland: 3.2%
26,188	Ferguson PLC	1,879,349	0.7
1,205,942	Glencore PLC	6,311,843	2.3
20,175	Other Securities	659,189	0.2
		8,850,381	3.2
	United Arab Emirates: 0.3%
48,770	Other Securities	678,068	0.3
	United Kingdom: 83.9%
98,537	3i Group PLC	1,213,098	0.4
102,153 (1)	Anglo American PLC	2,124,673	0.8
51,419	Ashtead Group PLC	1,379,130	0.5
35,978	Associated British Foods PLC	1,369,832	0.5
131,070	AstraZeneca PLC	9,044,545	3.3
413,987	Aviva PLC	2,823,518	1.0
329,345	BAE Systems PLC	2,544,622	0.9
1,757,076	Barclays PLC	4,809,759	1.7
215,122	BHP Billiton PLC	4,349,832	1.6
1,993,970	BP PLC	13,988,241	5.0
236,646	British American Tobacco PLC	15,996,949	5.8
866,645	BT Group PLC	3,179,157	1.1
18,581	Carnival PLC	1,222,543	0.4
163,461	Compass Group PLC	3,524,573	1.3
86,503	CRH PLC - London	3,104,586	1.1
255,725	Diageo PLC	9,373,417	3.4
96,071	Experian PLC	2,117,659	0.8
500,101	GlaxoSmithKline PLC	8,856,366	3.2
2,076,320	HSBC Holdings PLC	21,444,338	7.7
98,790	Imperial Brands PLC	4,213,843	1.5
19,648	InterContinental Hotels Group PLC	1,249,704	0.5
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United Kingdom (continued)
169,772		International Consolidated Airlines Group SA	$1,486,778	0.5
16,699		Intertek Group PLC	1,167,819	0.4
612,092		Legal & General Group PLC	2,253,462	0.8
7,383,409		Lloyds Banking Group Plc	6,770,444	2.4
32,360		London Stock Exchange Group PLC	1,655,107	0.6
44,281		Micro Focus International PLC	1,504,966	0.5
350,767		National Grid PLC	4,135,016	1.5
491,704		Old Mutual PLC	1,538,193	0.6
31,777		Persimmon PLC	1,174,701	0.4
267,550		Prudential PLC	6,852,026	2.5
64,414		Reckitt Benckiser Group PLC	6,009,393	2.2
109,882		Relx PLC	2,576,530	0.9
123,027		Rio Tinto PLC	6,453,687	2.3
169,943		Rolls-Royce Holdings PLC	1,939,518	0.7
333,504 (2)		Royal Bank of Scotland Group PLC	1,250,567	0.5
111,901		Sage Group PLC	1,202,989	0.4
105,622		SSE PLC	1,877,722	0.7
92,102		Shire PLC	4,772,819	1.7
106,932 (2)		Sky PLC	1,459,328	0.5
90,578		Smith & Nephew PLC	1,567,278	0.6
278,840 (2)		Standard Chartered PLC	2,928,256	1.1
280,401		Standard Life Aberdeen PLC	1,649,320	0.6
844,896		Tesco PLC	2,386,986	0.9
119,568		Unilever PLC	6,631,960	2.4
2,757,302		Vodafone Group PLC	8,715,801	3.1
194,195 (3)		Worldpay Group PLC	1,114,403	0.4
126,688		WPP PLC	2,288,707	0.8
4,211,035	(4)(5)	Other Securities	31,742,211	11.4
			233,036,372	83.9
		Total Common Stock (Cost $243,777,396)	275,411,223	99.2
PREFERRED STOCK: 0.0%
		United Kingdom: 0.0%
8,000,642 (5)		Other Securities	10,802	0.0
		Total Preferred Stock (Cost $10,522)	10,802	0.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya FTSE 100 Index® Portfolio	as of December 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
CLOSED-END FUNDS: 0.3%
	United Kingdom: 0.3%
144,485	Other Securities	$873,993	0.3
	Total Closed-End Funds (Cost $656,303)	873,993	0.3
	Total Long-Term Investments (Cost $244,444,221)	276,296,018	99.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
	Securities Lending Collateral(6): 1.1%
951,883	BNP Paribas S.A., Repurchase Agreement dated 12/29/17, 1.40%, due 01/02/18 (Repurchase Amount $952,029, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%- 7.000%, Market Value plus accrued interest $970,921, due 03/31/19- 10/20/47)	951,883	0.3
1,000,000	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $1,000,155, collateralized by various U.S. Government Agency Obligations, 1.982%- 10.500%, Market Value plus accrued interest $1,020,000, due 01/15/18-08/01/48)	1,000,000	0.4
1,000,000	Nomura Securities, Repurchase Agreement dated 12/29/17, 1.42%, due 01/02/18 (Repurchase Amount $1,000,156, collateralized by various U.S. Government Agency Obligations, 0.000%- 7.500%, Market Value plus accrued interest $1,020,000, due 04/05/18-11/20/67)	1,000,000	0.4
		2,951,883	1.1
Principal Amount†	Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
Total Short-Term Investments (Cost $2,951,883)	$2,951,883	1.1
Total Investments in Securities (Cost $247,396,104)	$279,247,901	100.6
Liabilities in Excess of Other Assets	(1,555,080)	(0.6)
Net Assets	$277,692,821	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Security, or a portion of the security, is on loan.

(2)
Non-income producing security.

(3)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(4)
The grouping contains securities on loan.

(5)
The grouping contains non-income producing securities.

(6)
Represents securities purchased with cash collateral received for securities on loan.

Sector Diversification	Percentage of Net Assets
Financials	21.4%
Consumer Staples	17.3
Energy	15.4
Materials	10.2
Health Care	9.1
Consumer Discretionary	8.5
Industrials	7.0
Telecommunication Services	4.2
Utilities	3.2
Information Technology	1.7
Real Estate	1.2
Closed-End Funds	0.3
Short-Term Investments	1.1
Liabilities in Excess of Other Assets	(0.6)
Net Assets	100.0%

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya FTSE 100 Index® Portfolio	as of December 31, 2017 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock
Germany	$—	$932,214	$—	$932,214
Ireland	830,262	1,942,741	—	2,773,003
Mexico	—	366,678	—	366,678
Netherlands	—	28,774,507	—	28,774,507
Switzerland	659,189	8,191,192	—	8,850,381
United Arab Emirates	678,068	—	—	678,068
United Kingdom	17,262,175	215,774,197	—	233,036,372
Total Common Stock	19,429,694	255,981,529	—	275,411,223
Preferred Stock	—	10,802	—	10,802
Closed-End Funds	—	873,993	—	873,993
Short-Term Investments	—	2,951,883	—	2,951,883
Total Investments, at fair value	$19,429,694	$259,818,207	$—	$279,247,901
Other Financial Instruments+
Forward Foreign Currency Contracts	—	18,745	—	18,745
Futures	35,323	—	—	35,323
Total Assets	$19,465,017	$259,836,952	$—	$279,301,969
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(5,643)	$—	$(5,643)
Total Liabilities	$—	$(5,643)	$—	$(5,643)

(1)
For the year ended December 31, 2017, as a result of the fair value pricing procedures for international equities (Note 2) utilized by the Portfolio certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2017, securities valued at $21,734,343 were transferred from Level 2 to Level 1 within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2017, the following forward foreign currency contracts were outstanding for Voya FTSE 100 Index® Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP 1,400,000	USD1,876,466	Citibank N.A.	03/22/18	$18,745
USD 806,591	GBP600,000	Societe Generale	03/22/18	(5,643)
				$13,102

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya FTSE 100 Index® Portfolio	as of December 31, 2017 (continued)

At December 31, 2017, the following futures contracts were outstanding for Voya FTSE 100 Index® Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
FTSE 100 Index	17	03/16/18	$1,753,112	$35,323
			$1,753,112	$35,323

Currency Abbreviations
GBP – British Pound
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$18,745
Equity contracts	Net Assets — Unrealized appreciation*	35,323
Total Asset Derivatives		$54,068
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$5,643
Total Liability Derivatives		$5,643

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$104,975	$—	$104,975
Equity contracts	—	419,643	419,643
Total	$104,975	$419,643	$524,618

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$30,340	$—	$30,340
Equity contracts	—	(17,115)	(17,115)
Total	$30,340	$(17,115)	$13,225

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2017:
	Citibank N.A.	Societe Generale	Totals
Assets:
Forward foreign currency contracts	$18,745	$—	$18,745
Total Assets	$18,745	$—	$18,745
Liabilities:
Forward foreign currency contracts	$—	$5,643	$5,643
Total Liabilities	$—	$5,643	$5,643

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya FTSE 100 Index® Portfolio	as of December 31, 2017 (continued)

	Citibank N.A.	Societe Generale	Totals
Net OTC derivative instruments by counterparty, at fair value	$18,745	$(5,643)	13,102
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$18,745	$(5,643)	$13,102

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $256,185,472.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$44,854,806
Gross Unrealized Depreciation	(21,274,960)
Net Unrealized Appreciation	$23,579,846

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Hang Seng Index Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.7%
	China: 55.4%
44,500	AAC Technologies Holdings, Inc.	$787,582	1.1
4,825,746	Bank of China Ltd.	2,363,343	3.2
532,451	Bank of Communications Co., Ltd.	394,095	0.5
225,129	BOC Hong Kong Holdings Ltd.	1,137,751	1.5
6,573,107	China Construction Bank	6,050,891	8.2
452,911	China Life Insurance Co., Ltd.	1,412,409	1.9
168,000	China Mengniu Dairy Co., Ltd.	499,050	0.7
373,101	China Mobile Ltd.	3,772,814	5.1
234,991	China Overseas Land & Investment Ltd.	754,294	1.0
1,554,438	China Petroleum & Chemical Corp.	1,138,522	1.6
117,654	China Resources Power Holdings Co.	218,830	0.3
168,444	China Resources Land Ltd.	494,154	0.7
205,341	China Shenhua Energy Co., Ltd.	530,487	0.7
435,110 (1)	China Unicom Hong Kong Ltd.	588,262	0.8
353,811	CITIC Ltd.	510,464	0.7
1,085,714	CNOOC Ltd.	1,558,670	2.1
453,000	Country Garden Holdings Co. Ltd.	860,607	1.2
327,000	Geely Automobile Holdings Ltd.	1,126,319	1.5
44,000	Hengan International Group Co., Ltd.	487,168	0.7
4,482,340	Industrial & Commercial Bank of China	3,593,199	4.9
370,000	Lenovo Group Ltd.	208,352	0.3
1,286,604	PetroChina Co., Ltd.	894,637	1.2
316,432	Ping An Insurance Group Co. of China Ltd.	3,282,055	4.5
43,000	Sunny Optical Technology Group Co. Ltd.	545,982	0.7
135,775	Tencent Holdings Ltd.	7,027,436	9.6
379,000	Want Want China Holdings Ltd.	317,278	0.4
77,964	Other Securities	203,637	0.3
		40,758,288	55.4
	Hong Kong: 33.0%
733,200	AIA Group Ltd.	6,236,341	8.5
82,184	Bank of East Asia Ltd.	355,422	0.5
157,036	CK Asset Holdings Ltd.	1,368,910	1.9
163,536	CK Hutchison Holdings Ltd.	2,049,155	2.8
40,000	CK Infrastructure Holdings Ltd.	343,247	0.5
Shares		Value	Percentage of Net Assets
COMMON STOCK: (continued)
	Hong Kong (continued)
114,931	CLP Holdings Ltd.	$1,176,105	1.6
143,000	Galaxy Entertainment Group Ltd.	1,141,682	1.5
123,706	Hang Lung Properties Ltd.	301,345	0.4
46,443	Hang Seng Bank Ltd.	1,152,201	1.6
73,107	Henderson Land Development Co., Ltd.	480,679	0.6
510,268	Hong Kong & China Gas	999,254	1.3
71,541	Hong Kong Exchanges and Clearing Ltd.	2,188,315	3.0
83,822	Power Assets Holdings Ltd.	706,529	1.0
134,000	Link REIT	1,239,743	1.7
109,143	MTR Corp.	638,828	0.9
358,100	New World Development Ltd.	536,712	0.7
191,265	Sino Land Co.	338,369	0.4
79,555	Sun Hung Kai Properties Ltd.	1,324,516	1.8
30,091	Swire Pacific Ltd.	278,412	0.4
576,500 (2)	WH Group Ltd.	650,816	0.9
74,637	Wharf Holdings Ltd.	257,385	0.3
73,637 (1)	Wharf Real Estate Investment Co. Ltd.	490,106	0.7
		24,254,072	33.0
	Macau: 1.0%
147,200	Sands China Ltd.	757,675	1.0
	United Kingdom: 10.3%
739,628	HSBC Holdings PLC (HKD)	7,604,350	10.3
	Total Common Stock (Cost $43,723,346)	73,374,385	99.7
SHORT-TERM INVESTMENTS: 0.2%
	Mutual Funds: 0.2%
137,000 (3)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $137,000)	137,000	0.2
	Total Short-Term Investments (Cost $137,000)	137,000	0.2
	Total Investments in Securities (Cost $43,860,346)	$73,511,385	99.9
	Assets in Excess of Other Liabilities	71,245	0.1
	Net Assets	$73,582,630	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Hang Seng Index Portfolio	as of December 31, 2017 (continued)

(1)
Non-income producing security.

(2)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(3)
Rate shown is the 7-day yield as of December 31, 2017.

Sector Diversification	Percentage of Net Assets
Financials	48.6%
Real Estate	11.8
Information Technology	11.7
Sector Diversification	Percentage of Net Assets
Telecommunication Services	5.9
Energy	5.6
Industrials	4.7
Utilities	4.7
Consumer Discretionary	4.0
Consumer Staples	2.7
Short-Term Investments	0.2
Assets in Excess of Other Liabilities	0.1
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock
China	$—	$40,758,288	$—	$40,758,288
Hong Kong	2,317,027	21,937,045	—	24,254,072
Macau	—	757,675	—	757,675
United Kingdom	—	7,604,350	—	7,604,350
Total Common Stock	2,317,027	71,057,358	—	73,374,385
Short-Term Investments	137,000	—	—	137,000
Total Investments, at fair value	$2,454,027	$71,057,358	$—	$73,511,385
Other Financial Instruments+
Futures	12,197	—	—	12,197
Total Assets	$2,466,224	$71,057,358	$—	$73,523,582
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(584)	$—	$(584)
Total Liabilities	$—	$(584)	$—	$(584)

(1)
For the year ended December 31, 2017, as a result of the fair value pricing procedures for international equities (Note 2) utilized by the Portfolio certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2017, securities valued at $1,778,519 were transferred from Level 2 to Level 1 within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Hang Seng Index Portfolio	as of December 31, 2017 (continued)

At December 31, 2017, the following forward foreign currency contracts were outstanding for Voya Hang Seng Index Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD 512,203	HKD 4,000,000	JPMorgan Chase Bank N.A.	03/22/18	$(577)
HKD 6,500,000	USD 833,274	Morgan Stanley	03/22/18	(7)
				$(584)

At December 31, 2017, the following futures contracts were outstanding for Voya Hang Seng Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Hang Seng Index	2	01/30/18	$383,317	$12,197
			$383,317	$12,197

Currency Abbreviations
HKD – Hong Kong Sar Dollar
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$12,197
Total Asset Derivatives		$12,197
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$584
Total Liability Derivatives		$584

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$(17,022)	$—	$(17,022)
Equity contracts	—	605,296	605,296
Total	$(17,022)	$605,296	$588,274

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$(1,620)	$—	$(1,620)
Equity contracts	—	6,823	6,823
Total	$(1,620)	$6,823	$5,203

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Hang Seng Index Portfolio	as of December 31, 2017 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2017:
	JPMorgan Chase Bank N.A.	Morgan Stanley	Totals
Liabilities:
Forward foreign currency contracts	$577	$7	$584
Total Liabilities	$577	$7	$584
Net OTC derivative instruments by counterparty, at fair value	$(577)	$(7)	(584)
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—
Net Exposure(1)	$(577)	$(7)	$(584)

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $46,450,311.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$29,211,169
Gross Unrealized Depreciation	(2,005,784)
Net Unrealized Appreciation	$27,205,385

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.4%
		Australia: 6.7%
323,198		Australia & New Zealand Banking Group Ltd.	$7,210,241	0.4
352,156		BHP Billiton Ltd.	8,089,344	0.5
190,272		Commonwealth Bank of Australia	11,874,590	0.7
295,730		National Australia Bank Ltd.	6,791,493	0.4
46,698		Rio Tinto Ltd.	2,745,611	0.2
371,774		Westpac Banking Corp.	9,042,859	0.5
9,839,301	(1)(2)(3)	Other Securities	67,160,417	4.0
			112,914,555	6.7
		Austria: 0.3%
84,404 (2)		Other Securities	4,183,798	0.3
		Belgium: 1.1%
83,962		Anheuser-Busch InBev SA/NV	9,373,610	0.6
131,950	(1)(2)	Other Securities	8,986,770	0.5
			18,360,380	1.1
		China: 0.2%
490,417		Other Securities	2,557,154	0.2
		Denmark: 1.8%
204,544		Novo Nordisk A/S	10,991,272	0.6
20,865 (4)		Orsted A/S	1,138,971	0.1
346,556 (2)		Other Securities	17,917,739	1.1
			30,047,982	1.8
		Finland: 0.9%
978,662		Other Securities	15,375,168	0.9
		France: 9.8%
5,686	(4)(5)	Amundi SA	481,574	0.0
215,031		AXA S.A.	6,372,047	0.4
124,281		BNP Paribas	9,245,065	0.6
28,229		L’Oreal S.A.	6,254,988	0.4
30,903		LVMH Moet Hennessy Louis Vuitton SE	9,070,170	0.5
125,378		Sanofi	10,794,009	0.7
255,221		Total S.A.	14,088,142	0.8
2,208,547 (2)		Other Securities	108,330,907	6.4
			164,636,902	9.8
		Germany: 9.1%
49,720		Allianz SE	11,378,283	0.7
101,424		BASF SE	11,119,229	0.7
91,089		Bayer AG	11,318,980	0.7
12,833 (4)		Covestro AG	1,321,366	0.1
106,419		Daimler AG	8,998,816	0.5
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Germany (continued)
363,642		Deutsche Telekom AG	$6,427,877	0.4
15,504 (4)		Innogy SE	606,774	0.0
108,646		SAP SE	12,154,775	0.7
84,239		Siemens AG	11,663,504	0.7
11,226	(4)(5)	Zalando SE	591,921	0.0
1,676,839	(1)(2)	Other Securities	76,826,434	4.6
			152,407,959	9.1
		Hong Kong: 3.2%
1,326,499		AIA Group Ltd.	11,282,733	0.7
294,000 (4)		HK Electric Investments & HK Electric Investments Ltd.	269,057	0.0
913,000 (4)		WH Group Ltd.	1,030,694	0.0
8,160,381	(1)(2)	Other Securities	41,491,799	2.5
			54,074,283	3.2
		Ireland: 0.5%
308,005	(1)(2)	Other Securities	7,760,962	0.5
		Israel: 0.5%
735,819	(1)(2)	Other Securities	7,676,621	0.5
		Italy: 2.0%
57,041 (4)		Poste Italiane SpA	429,464	0.0
5,841,371 (2)		Other Securities	32,954,844	2.0
			33,384,308	2.0
		Japan: 23.5%
183,842		Honda Motor Co., Ltd.	6,274,068	0.4
165,993		Mitsubishi Corp.	4,577,054	0.3
212,561		Mitsubishi Electric Corp.	3,522,685	0.2
137,927		Mitsubishi Estate Co., Ltd.	2,394,832	0.1
34,619		Mitsubishi Heavy Industries Ltd.	1,290,738	0.1
73,415		Mitsubishi Motors Corp.	528,154	0.0
1,310,106		Mitsubishi UFJ Financial Group, Inc.	9,534,906	0.5
54,376		Mitsubishi UFJ Lease & Finance Co., Ltd.	322,737	0.0
90,846		SoftBank Group Corp.	7,192,330	0.4
147,551		Sumitomo Mitsui Financial Group, Inc.	6,360,114	0.4
36,885		Sumitomo Mitsui Trust Holdings, Inc.	1,459,392	0.1
286,658		Toyota Motor Corp.	18,268,715	1.1
16,953,571	(1)(2)	Other Securities	334,588,756	19.9
			396,314,481	23.5

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Luxembourg: 0.1%
97,421 (2)		Other Securities	$1,807,313	0.1
		Macau: 0.1%
763,314 (1)		Other Securities	2,456,275	0.1
		Mexico: 0.0%
24,630		Other Securities	473,239	0.0
		Netherlands: 5.9%
42,307 (4)		ABN AMRO Group NV	1,364,011	0.1
64,511		Airbus SE	6,411,527	0.4
42,192		ASML Holding NV	7,335,415	0.4
430,821		ING Groep NV	7,908,445	0.5
19,791		Koninklijke DSM NV	1,890,508	0.1
380,894		Koninklijke KPN NV	1,329,804	0.1
104,785		Koninklijke Philips NV	3,956,532	0.2
486,391		Royal Dutch Shell PLC - Class A	16,237,251	1.0
417,916		Royal Dutch Shell PLC - Class B	14,072,888	0.8
179,823		Unilever NV	10,124,544	0.6
835,727	(1)(2)	Other Securities	27,997,026	1.7
			98,627,951	5.9
		New Zealand: 0.2%
686,869		Other Securities	2,760,699	0.2
		Norway: 0.6%
643,896		Other Securities	10,783,380	0.6
		Portugal: 0.1%
341,150		Other Securities	2,449,788	0.1
		Singapore: 1.3%
7,005,054		Other Securities	21,843,364	1.3
		Spain: 3.1%
7,463 (4)		Aena SME SA	1,510,353	0.1
737,301		Banco Bilbao Vizcaya Argentaria S.A.	6,265,723	0.4
1,783,370		Banco Santander SA	11,692,162	0.7
3,079,193 (1)		Other Securities	32,976,379	1.9
			52,444,617	3.1
		Sweden: 2.6%
2,582,135	(1)(2)	Other Securities	44,438,839	2.6
		Switzerland: 8.5%
1,347,604		Glencore PLC	7,053,295	0.4
342,520		Nestle S.A.	29,448,590	1.7
244,724		Novartis AG	20,594,138	1.2
77,157		Roche Holding AG	19,509,562	1.2
404,356		UBS Group AG	7,429,135	0.4
884,031 (2)		Other Securities	59,805,536	3.6
			143,840,256	8.5
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		United Arab Emirates: 0.0%
40,210		Other Securities	$352,610	0.0
		United Kingdom: 15.3%
139,327		AstraZeneca PLC	9,614,324	0.6
109,171 (4)		Auto Trader Group PLC	520,016	0.0
232,556		BHP Billiton PLC	4,702,353	0.3
2,157,989		BP PLC	15,138,879	0.9
251,966		British American Tobacco PLC	17,032,560	1.0
138,836 (4)		ConvaTec Group PLC	382,815	0.0
277,373		Diageo PLC	10,166,909	0.6
539,336		GlaxoSmithKline PLC	9,551,184	0.6
2,200,607		HSBC Holdings PLC	22,727,981	1.3
7,804,975		Lloyds Banking Group Plc	7,157,012	0.4
75,321 (4)		Merlin Entertainments PLC	368,999	0.0
284,428		Prudential PLC	7,284,276	0.4
71,295		Reckitt Benckiser Group PLC	6,651,345	0.4
135,553		Rio Tinto PLC	7,110,769	0.4
138,935		Unilever PLC	7,706,170	0.5
2,938,265		Vodafone Group PLC	9,287,823	0.6
209,282 (4)		Worldpay Group PLC	1,200,981	0.1
14,155,665	(1)(2)	Other Securities	120,618,548	7.2
			257,222,944	15.3
		Total Common Stock (Cost $1,336,985,288)	1,639,195,828	97.4
PREFERRED STOCK:0.6%
		Germany: 0.6%
89,349		Other Securities	9,368,754	0.6
		United Kingdom: 0.0%
8,513,358 (2)		Other Securities	11,494	0.0
		Total Preferred Stock (Cost $8,025,409)	9,380,248	0.6
RIGHTS:0.0%
		Spain: 0.0%
134,471 (2)		Other Securities	61,150	0.0
		Total Rights (Cost $61,472)	61,150	0.0
		Total Long-Term Investments (Cost $1,345,072,169)	1,648,637,226	98.0

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
	Securities Lending Collateral(6): 0.8%
689,184	Bank of Montreal, Repurchase Agreement dated 12/29/17, 1.35%, due 01/02/18 (Repurchase Amount $689,286, collateralized by various U.S. Government Securities, 0.125%-5.250%, Market Value plus accrued interest $702,968, due 04/30/18-02/15/45)	$689,184	0.0
3,275,940	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $3,276,446, collateralized by various U.S. Government U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $3,341,459, due 01/31/18-06/20/63)	3,275,940	0.2
3,275,940	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $3,276,453, collateralized by various U.S. Government U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,341,459, due 01/11/18-12/01/51)	3,275,940	0.2
3,275,940	HSBC Securities USA, Repurchase Agreement dated 12/29/17, 1.38%, due 01/02/18 (Repurchase Amount $3,276,435, collateralized by various U.S. Government Securities, 0.000%-0.375%, Market Value plus accrued interest $3,341,487, due 05/15/18-08/15/46)	3,275,940	0.2
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(6) (continued)
3,275,940	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $3,276,525, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,366,911, due 01/15/19-02/15/46)	$3,275,940	0.2
		13,792,944	0.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.9%
32,419,000 (7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $32,419,000)	32,419,000	1.9
	Total Short-Term Investments (Cost $46,211,944)	46,211,944	2.7
	Total Investments in Securities (Cost $1,391,284,113)	$1,694,849,170	100.7
	Liabilities in Excess of Other Assets	(11,234,422)	(0.7)
	Net Assets	$1,683,614,748	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains securities on loan.

(2)
The grouping contains non-income producing securities.

(3)
The grouping contains Level 3 securities.

(4)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(5)
Non-income producing security.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2017 (continued)

(6)
Represents securities purchased with cash collateral received for securities on loan.

(7)
Rate shown is the 7-day yield as of December 31, 2017.

Sector Diversification	Percentage of Net Assets
Financials	20.2%
Industrials	14.4
Consumer Discretionary	12.1
Consumer Staples	10.8
Health Care	10.0
Materials	7.9
Sector Diversification	Percentage of Net Assets
Information Technology	6.4
Energy	5.2
Real Estate	3.9
Telecommunication Services	3.8
Utilities	3.3
Short-Term Investments	2.7
Liabilities in Excess of Other Assets	(0.7)
Net Assets	100.0%

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:(1)
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock
Australia	$664,063	$112,250,492	$—	$112,914,555
Austria	1,554,051	2,629,747	—	4,183,798
Belgium	541,034	17,819,346	—	18,360,380
China	—	2,557,154	—	2,557,154
Denmark	3,759,708	26,288,274	—	30,047,982
Finland	1,580,621	13,794,547	—	15,375,168
France	4,317,311	160,319,591	—	164,636,902
Germany	5,907,414	146,500,545	—	152,407,959
Hong Kong	7,124,841	46,949,442	—	54,074,283
Ireland	3,562,030	4,198,932	—	7,760,962
Israel	3,792,354	3,884,267	—	7,676,621
Italy	1,587,188	31,797,120	—	33,384,308
Japan	5,421,376	390,893,105	—	396,314,481
Luxembourg	631,923	1,175,390	—	1,807,313
Macau	—	2,456,275	—	2,456,275
Mexico	—	473,239	—	473,239
Netherlands	6,001,345	92,626,606	—	98,627,951
New Zealand	957,506	1,803,193	—	2,760,699
Norway	—	10,783,380	—	10,783,380
Portugal	1,436,405	1,013,383	—	2,449,788
Singapore	1,029,995	20,813,369	—	21,843,364
Spain	—	52,444,617	—	52,444,617
Sweden	492,604	43,946,235	—	44,438,839
Switzerland	3,032,671	140,807,585	—	143,840,256
United Arab Emirates	352,610	—	—	352,610
United Kingdom	21,473,334	235,749,610	—	257,222,944
Total Common Stock	75,220,384	1,563,975,444	—	1,639,195,828
Preferred Stock	—	9,380,248	—	9,380,248
Rights	61,150	—	—	61,150
Short-Term Investments	32,419,000	13,792,944	—	46,211,944
Total Investments, at fair value	$107,700,534	$1,587,148,636	$—	$1,694,849,170
Other Financial Instruments+
Futures	410,387	—	—	410,387
Total Assets	$108,110,921	$1,587,148,636	$—	$1,695,259,557

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya International Index Portfolio	as of December 31, 2017 (continued)

(1)
For the year ended December 31, 2017, as a result of the fair value pricing procedures for international equities (Note 2) utilized by the Portfolio certain securities have transferred in and out of Level 1 and Level 2 measurements during the year. The Portfolio’s policy is to recognize transfers between levels at the beginning of the reporting period. At December 31, 2017, securities valued at $10,538,990 and $44,449,089 were transferred from Level 1 to Level 2 and from Level 2 to Level 1, respectively, within the fair value hierarchy.

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2017, the following futures contracts were outstanding for Voya International Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Mini MSCI EAFE Index	325	03/16/18	$33,239,375	$410,387
			$33,239,375	$410,387

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$410,387
Total Asset Derivatives		$410,387

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$8,533,402
Total	$8,533,402

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$450,878
Total	$450,878

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $1,414,069,958.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$368,851,535
Gross Unrealized Depreciation	(87,386,989)
Net Unrealized Appreciation	$281,464,546

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Japan TOPIX Index® Portfolio	as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.8%
		Consumer Discretionary: 19.3%
46,400		Bridgestone Corp.	$2,147,496	0.7
29,000		Denso Corp.	1,737,355	0.6
118,000		Honda Motor Co., Ltd.	4,027,045	1.3
47,700		Mitsubishi Motors Corp.	343,158	0.1
152,700		Nissan Motor Co., Ltd.	1,520,295	0.5
150,350		Panasonic Corp.	2,194,196	0.7
87,512		Sony Corp.	3,927,789	1.3
25,900		Suzuki Motor Corp.	1,499,187	0.5
158,982		Toyota Motor Corp.	10,131,923	3.3
2,241,579	(1)(2)(3)	Other Securities	31,066,018	10.3
			58,594,462	19.3
		Consumer Staples: 8.6%
27,400		Asahi Group Holdings, Ltd.	1,359,577	0.5
81,500		Japan Tobacco, Inc.	2,624,554	0.9
32,200		Kao Corp.	2,175,741	0.7
63,300		Kirin Holdings Co., Ltd.	1,595,250	0.5
54,143		Seven & I Holdings Co., Ltd.	2,242,950	0.7
533,666	(1)(2)	Other Securities	15,924,238	5.3
			25,922,310	8.6
		Energy: 1.1%
344,860	(1)(2)	Other Securities	3,304,240	1.1
		Financials: 12.1%
72,700		Dai-ichi Life Holdings, Inc.	1,494,141	0.5
911,800		Mitsubishi UFJ Financial Group, Inc.	6,636,049	2.2
32,400		Mitsubishi UFJ Lease & Finance Co., Ltd.	192,303	0.1
1,758,900		Mizuho Financial Group, Inc.	3,180,249	1.0
231,100		Nomura Holdings, Inc.	1,354,652	0.4
85,500		ORIX Corp.	1,441,605	0.5
97,852		Sumitomo Mitsui Financial Group, Inc.	4,217,863	1.4
24,844		Sumitomo Mitsui Trust Holdings, Inc.	982,978	0.3
48,700		Tokio Marine Holdings, Inc.	2,215,025	0.7
1,496,028	(1)(2)	Other Securities	15,100,736	5.0
			36,815,601	12.1
		Health Care: 6.5%
134,600		Astellas Pharma, Inc.	1,709,861	0.5
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care (continued)
26,900		Otsuka Holdings Co. Ltd.	$1,179,759	0.4
48,400		Takeda Pharmaceutical Co., Ltd.	2,740,296	0.9
439,640	(1)(2)	Other Securities	14,164,835	4.7
			19,794,751	6.5
		Industrials: 22.5%
11,800		Central Japan Railway Co.	2,111,735	0.7
17,900		Daikin Industries Ltd.	2,115,117	0.7
23,500		East Japan Railway Co.	2,291,679	0.8
12,500		Fanuc Ltd.	2,998,705	1.0
94,500		Itochu Corp.	1,761,624	0.6
63,600		Komatsu Ltd.	2,298,486	0.8
70,300		Kubota Corp.	1,375,029	0.4
90,700		Mitsubishi Corp.	2,500,941	0.8
131,500		Mitsubishi Electric Corp.	2,179,295	0.7
20,900		Mitsubishi Heavy Industries Ltd.	779,237	0.3
4,500		Mitsubishi Logistics Corp.	116,663	0.0
109,000		Mitsui & Co., Ltd.	1,768,354	0.6
15,814		Nidec Corp.	2,214,230	0.7
3,100		Nomura Co., Ltd.	70,629	0.0
97,000		Recruit Holdings Co. Ltd.	2,408,506	0.8
4,100		SMC Corp.	1,682,576	0.6
80,700		Sumitomo Corp.	1,368,814	0.4
2,097,643	(1)(2)	Other Securities	38,287,223	12.6
			68,328,843	22.5
		Information Technology: 12.1%
70,766		Canon, Inc.	2,636,606	0.9
316,146		Hitachi Ltd.	2,452,724	0.8
6,400		Keyence Corp.	3,575,241	1.2
21,400		Kyocera Corp.	1,397,142	0.4
13,755		Murata Manufacturing Co., Ltd.	1,841,631	0.6
8,100		Nintendo Co., Ltd.	2,916,783	1.0
8,332		Nomura Research Institute Ltd.	386,741	0.1
3,900		Otsuka Corp.	298,683	0.1
8,800		Tokyo Electron Ltd.	1,587,427	0.5
1,075,691	(1)(2)	Other Securities	19,668,345	6.5
			36,761,323	12.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Japan TOPIX Index® Portfolio	as of December 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Materials: 7.4%
57,565		Nippon Steel & Sumitomo Metal Corp.	$1,470,748	0.5
23,000		Shin-Etsu Chemical Co., Ltd.	2,330,429	0.8
1,187,908	(1)(2)	Other Securities	18,647,406	6.1
			22,448,583	7.4
		Real Estate: 3.0%
43,360		Daiwa House Industry Co., Ltd.	1,662,743	0.5
96,100		Mitsubishi Estate Co., Ltd.	1,668,588	0.6
64,200		Mitsui Fudosan Co., Ltd.	1,435,864	0.5
8,700		Nomura Real Estate Holdings, Inc.	194,379	0.1
216,986 (1)		Other Securities	4,069,293	1.3
			9,030,867	3.0
		Telecommunication Services: 4.7%
116,000		KDDI Corp.	2,881,386	1.0
92,200		Nippon Telegraph & Telephone Corp.	4,334,701	1.4
95,100		NTT DoCoMo, Inc.	2,248,545	0.8
58,250		SoftBank Group Corp.	4,611,686	1.5
17,400	(1)(2)	Other Securities	16,336	0.0
			14,092,654	4.7
		Utilities: 1.5%
395,557	(1)(2)	Other Securities	4,550,298	1.5
		Total Common Stock (Cost $204,800,452)	299,643,932	98.8

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS:0.8%
	Securities Lending Collateral(4): 0.8%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $1,000,155, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,020,000, due 01/31/18-06/20/63)	1,000,000	0.4
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(4) (continued)
362,525	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $362,582, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $369,776, due 01/11/18-12/01/51)	$362,525	0.1
1,000,000	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $1,000,179, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $1,027,770, due 01/15/19-02/15/46)	1,000,000	0.3
		2,362,525	0.8
	Total Short-Term Investments (Cost $2,362,525)	2,362,525	0.8
	Total Investments in Securities (Cost $207,162,977)	$302,006,457	99.6
	Assets in Excess of Other Liabilities	1,151,618	0.4
	Net Assets	$303,158,075	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains securities on loan.

(2)
The grouping contains non-income producing securities.

(3)
The grouping contains Level 3 securities.

(4)
Represents securities purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Japan TOPIX Index® Portfolio	as of December 31, 2017 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock
Consumer Discretionary	$223,094	$58,371,368	$—	$58,594,462
Consumer Staples	230,107	25,692,203	—	25,922,310
Energy	—	3,304,240	—	3,304,240
Financials	—	36,815,601	—	36,815,601
Health Care	—	19,794,751	—	19,794,751
Industrials	120,429	68,208,414	—	68,328,843
Information Technology	61,428	36,699,895	—	36,761,323
Materials	22,436	22,426,147	—	22,448,583
Real Estate	118,323	8,912,544	—	9,030,867
Telecommunication Services	—	14,092,654	—	14,092,654
Utilities	5,325	4,544,973	—	4,550,298
Total Common Stock	781,142	298,862,790	—	299,643,932
Short-Term Investments	—	2,362,525	—	2,362,525
Total Investments, at fair value	$781,142	$301,225,315	$—	$302,006,457
Other Financial Instruments+
Forward Foreign Currency Contracts	—	15,128	—	15,128
Total Assets	$781,142	$301,240,443	$—	$302,021,585
Liabilities Table
Other Financial Instruments+
Forward Foreign Currency Contracts	$—	$(11,574)	$—	$(11,574)
Futures	(21,502)	—	—	(21,502)
Total Liabilities	$(21,502)	$(11,574)	$—	$(33,076)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

#
The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a portion of the Portfolio’s investments are categorized as Level 2 investments.

At December 31, 2017, the following forward foreign currency contracts were outstanding for Voya Japan TOPIX Index® Portfolio:
Currency Purchased	Currency Sold	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY 260,000,000	USD2,321,590	Citibank N.A.	03/22/18	$(4,634)
USD 310,261	JPY35,000,000	Goldman Sachs & Co.	03/22/18	(1,637)
USD 727,791	JPY82,000,000	Goldman Sachs & Co.	03/22/18	(2,942)
JPY 390,000,000	USD3,460,305	Morgan Stanley	03/22/18	15,128
USD 1,423,457	JPY160,000,000	The Bank of New York Mellon	03/22/18	(2,361)
				$3,554

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Japan TOPIX Index® Portfolio	as of December 31, 2017 (continued)

At December 31, 2017, the following futures contracts were outstanding for Voya Japan TOPIX Index® Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Tokyo Price Index (TOPIX)	26	03/08/18	$4,192,767	$(21,502)
			$4,192,767	$(21,502)

Currency Abbreviations
JPY – Japanese Yen
USD – United States Dollar
A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$15,128
Total Asset Derivatives		$15,128
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$11,574
Equity contracts	Net Assets — Unrealized depreciation*	21,502
Total Liability Derivatives		$33,076

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$124,662	$—	$124,662
Equity contracts	—	887,463	887,463
Total	$124,662	$887,463	$1,012,125

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Forward foreign currency contracts	Futures	Total
Foreign exchange contracts	$17,665	$—	$17,665
Equity contracts	—	(50,851)	(50,851)
Total	$17,665	$(50,851)	$(33,186)

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya Japan TOPIX Index® Portfolio	as of December 31, 2017 (continued)

The following is a summary by counterparty of the fair value of OTC derivative instruments subject to Master Netting Agreements and collateral pledged (received), if any, at December 31, 2017:
	Citibank N.A.	Goldman Sachs & Co.	Morgan Stanley	The Bank of New York Mellon	Totals
Assets:
Forward foreign currency contracts	$—	$—	$15,128	$—	$15,128
Total Assets	$—	$—	$15,128	$—	$15,128
Liabilities:
Forward foreign currency contracts	$4,634	$4,579	$—	$2,361	$11,574
Total Liabilities	$4,634	$4,579	$—	$2,361	$11,574
Net OTC derivative instruments by counterparty, at fair value	$(4,634)	$(4,579)	$15,128	$(2,361)	$3,554
Total collateral pledged by the Portfolio/(Received from counterparty)	$—	$—	$—	$—	$—
Net Exposure(1)	$(4,634)	$(4,579)	$15,128	$(2,361)	$3,554

(1)
Positive net exposure represents amounts due from each respective counterparty. Negative exposure represents amounts due from the Portfolio. Please refer to Note 2 for additional details regarding counterparty credit risk and credit related contingent features.

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $213,399,162.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$96,369,222
Gross Unrealized Depreciation	(7,004,659)
Net Unrealized Appreciation	$89,364,563

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.6%
		Consumer Discretionary: 18.2%
28,520 (1)		Amazon.com, Inc.	$33,353,284	4.8
308,137		Comcast Corp. – Class A	12,340,887	1.8
84,647		Home Depot, Inc.	16,043,146	2.3
59,795		Lowe’s Cos, Inc.	5,557,347	0.8
57,286		McDonald’s Corp.	9,860,066	1.4
29,433 (1)		Netflix, Inc.	5,649,959	0.8
93,463		Nike, Inc.	5,846,111	0.8
3,522 (1)		The Priceline Group, Inc.	6,120,320	0.9
101,256		Starbucks Corp.	5,815,132	0.8
75,683		Walt Disney Co.	8,136,679	1.2
177,539	(2)(3)	Other Securities	18,360,832	2.6
			127,083,763	18.2
		Consumer Staples: 7.6%
137,016		Altria Group, Inc.	9,784,313	1.4
206,297		Coca-Cola Co.	9,464,906	1.4
31,318		Costco Wholesale Corp.	5,828,906	0.8
89,206		PepsiCo, Inc.	10,697,584	1.5
217,532 (3)		Other Securities	17,398,805	2.5
			53,174,514	7.6
		Energy: 0.3%
45,866		Other Securities	2,471,196	0.3
		Financials: 2.1%
179,342		Other Securities	14,976,559	2.1
		Health Care: 12.7%
114,312		AbbVie, Inc.	11,055,113	1.6
18,659		Becton Dickinson & Co.	3,994,146	0.6
14,301 (1)		Biogen, Inc.	4,555,870	0.7
55,596 (1)		Celgene Corp.	5,801,999	0.8
70,094		Eli Lilly & Co.	5,920,139	0.8
66,741		Gilead Sciences, Inc.	4,781,325	0.7
29,618		Johnson & Johnson	4,138,227	0.6
24,383		Stryker Corp.	3,775,464	0.5
68,812		UnitedHealth Group, Inc.	15,170,293	2.2
287,756 (3)		Other Securities	29,087,771	4.2
			88,280,347	12.7
		Industrials: 11.3%
41,619		3M Co.	9,795,864	1.4
39,969		Boeing Co.	11,787,258	1.7
36,926		Caterpillar, Inc.	5,818,799	0.8
17,758		FedEx Corp.	4,431,331	0.6
31,909		Honeywell International, Inc.	4,893,564	0.7
16,179		Lockheed Martin Corp.	5,194,268	0.8
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
51,269		Union Pacific Corp.	$6,875,173	1.0
49,503		United Parcel Service, Inc. - Class B	5,898,283	0.9
306,898		Other Securities	23,953,811	3.4
			78,648,351	11.3
		Information Technology: 41.0%
44,493		Accenture PLC	6,811,433	1.0
35,438 (1)		Adobe Systems, Inc.	6,210,155	0.9
21,366 (1)		Alphabet, Inc. - Class A	22,506,944	3.2
21,704 (1)		Alphabet, Inc. - Class C	22,711,066	3.3
368,815		Apple, Inc.	62,414,562	8.9
76,499		Applied Materials, Inc.	3,910,629	0.6
32,112		Automatic Data Processing, Inc.	3,763,205	0.5
29,003		Broadcom Ltd.	7,450,871	1.1
167,534 (1)		Facebook, Inc.	29,563,050	4.2
41,745		International Business Machines Corp.	6,404,518	0.9
67,606		Mastercard, Inc. - Class A	10,232,844	1.5
538,390		Microsoft Corp.	46,053,881	6.6
40,798		Nvidia Corp.	7,894,413	1.1
81,230 (1)		PayPal Holdings, Inc.	5,980,153	0.9
48,500 (1)		Salesforce.com, Inc.	4,958,155	0.7
71,618		Texas Instruments, Inc.	7,479,784	1.1
130,595		Visa, Inc. - Class A	14,890,442	2.1
232,630	(2)(3)	Other Securities	16,964,170	2.4
			286,200,275	41.0
		Materials: 2.9%
79,889		DowDuPont, Inc.	5,689,695	0.8
100,961		Other Securities	14,450,177	2.1
			20,139,872	2.9
		Real Estate: 2.3%
30,291		American Tower Corp.	4,321,617	0.6
65,197		Other Securities	11,409,549	1.7
			15,731,166	2.3
		Telecommunication Services: 1.2%
146,575		Verizon Communications, Inc.	7,758,215	1.1
12,999 (3)		Other Securities	825,566	0.1
			8,583,781	1.2
		Total Common Stock (Cost $288,092,675)	695,289,824	99.6

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
	Securities Lending Collateral(4): 0.5%
1,000,000	Barclays Capital, Inc., Repurchase Agreement dated 12/29/17, 1.37%, due 01/02/18 (Repurchase Amount $1,000,150, collateralized by various U.S. Government Securities, 0.000%-2.250%, Market Value plus accrued interest $1,020,000, due 05/15/20-08/15/47)	$1,000,000	0.1
680,441	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $680,546, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $694,050, due 01/31/18-06/20/63)	680,441	0.1
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $1,000,158, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $1,020,000, due 02/15/43-02/15/44)	1,000,000	0.1
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(4) (continued)
1,000,000	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $1,000,179, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $1,027,770, due 01/15/19-02/15/46)	$1,000,000	0.2
		3,680,441	0.5
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.6%
3,844,000 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $3,844,000)	3,844,000	0.6
	Total Short-Term Investments (Cost $7,524,441)	7,524,441	1.1
	Total Investments in Securities (Cost $295,617,116)	$702,814,265	100.7
	Liabilities in Excess of
	Other Assets	(5,224,536)	(0.7)
	Net Assets	$697,589,729	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2017 (continued)

†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains securities on loan.

(3)
The grouping contains non-income producing securities.

(4)
Represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of December 31, 2017.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$695,289,824	$—	$—	$695,289,824
Short-Term Investments	3,844,000	3,680,441	—	7,524,441
Total Investments, at fair value	$699,133,824	$3,680,441	$—	$702,814,265
Liabilities Table
Other Financial Instruments+
Futures	$(3,255)	$—	$—	$(3,255)
Total Liabilities	$(3,255)	$—	$—	$(3,255)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2017, the following futures contracts were outstanding for Voya Russell™ Large Cap Growth Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	29	03/16/18	$3,880,200	$(3,255)
			$3,880,200	$(3,255)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$3,255
Total Liability Derivatives		$3,255

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2017 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,621,867
Total	$1,621,867

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,785)
Total	$(1,785)

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $295,784,104.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$409,859,793
Gross Unrealized Depreciation	(2,832,887)
Net Unrealized Appreciation	$407,026,906

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.7%
		Consumer Discretionary: 11.7%
19,686 (1)		Amazon.com, Inc.	$23,022,186	2.5
229,918		Comcast Corp. – Class A	9,208,216	1.0
58,427		Home Depot, Inc.	11,073,669	1.2
39,539		McDonald’s Corp.	6,805,453	0.8
76,482		Walt Disney Co.	8,222,580	0.9
738,651	(2)(3)	Other Securities	47,861,927	5.3
			106,194,031	11.7
		Consumer Staples: 9.1%
94,569		Altria Group, Inc.	6,753,172	0.7
190,370		Coca-Cola Co.	8,734,176	1.0
70,771		PepsiCo, Inc.	8,486,858	0.9
76,892		Philip Morris International, Inc.	8,123,640	0.9
126,852		Procter & Gamble Co.	11,655,162	1.3
71,136		Wal-Mart Stores, Inc.	7,024,680	0.8
440,675 (3)		Other Securities	31,502,129	3.5
			82,279,817	9.1
		Energy: 5.9%
93,653		Chevron Corp.	11,724,419	1.3
210,062		Exxon Mobil Corp.	17,569,586	1.9
411,373		Other Securities	24,652,591	2.7
			53,946,596	5.9
		Financials: 15.0%
480,396		Bank of America Corp.	14,181,290	1.5
95,312 (1)		Berkshire Hathaway, Inc. – Class B	18,892,745	2.1
131,067		Citigroup, Inc.	9,752,695	1.1
171,123		JPMorgan Chase & Co.	18,299,894	2.0
219,293		Wells Fargo & Co.	13,304,506	1.5
714,971 (3)		Other Securities	61,363,454	6.8
			135,794,584	15.0
		Health Care: 14.6%
83,770		Abbott Laboratories	4,780,754	0.5
78,901		AbbVie, Inc.	7,630,516	0.8
36,442		Amgen, Inc.	6,337,264	0.7
81,597		Bristol-Myers Squibb Co.	5,000,264	0.6
133,613		Johnson & Johnson	18,668,408	2.1
67,187		Medtronic PLC	5,425,350	0.6
135,641		Merck & Co., Inc.	7,632,519	0.8
293,065		Pfizer, Inc.	10,614,814	1.2
47,495		UnitedHealth Group, Inc.	10,470,748	1.2
483,250 (3)		Other Securities	55,446,520	6.1
			132,007,157	14.6
		Industrials: 9.0%
28,728		3M Co.	6,761,709	0.8
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
27,587		Boeing Co.	$8,135,682	0.9
430,631		General Electric Co.	7,514,511	0.8
37,715		Honeywell International, Inc.	5,783,972	0.6
39,019		Union Pacific Corp.	5,232,448	0.6
36,966		United Technologies Corp.	4,715,753	0.5
391,080		Other Securities	43,890,564	4.8
			82,034,639	9.0
		Information Technology: 26.2%
30,713		Accenture PLC	4,701,853	0.5
14,747 (1)		Alphabet, Inc. - Class A	15,534,490	1.7
14,980 (1)		Alphabet, Inc. - Class C	15,675,072	1.7
254,567		Apple, Inc.	43,080,373	4.7
20,019		Broadcom Ltd.	5,142,881	0.6
245,564		Cisco Systems, Inc.	9,405,101	1.0
115,638 (1)		Facebook, Inc.	20,405,481	2.2
233,548		Intel Corp.	10,780,576	1.2
41,940		International Business Machines Corp.	6,434,435	0.7
46,660		Mastercard, Inc. - Class A	7,062,458	0.8
371,612		Microsoft Corp.	31,787,690	3.5
28,160		Nvidia Corp.	5,448,960	0.6
144,482		Oracle Corp.	6,831,109	0.8
49,433		Texas Instruments, Inc.	5,162,783	0.6
90,141		Visa, Inc. - Class A	10,277,877	1.1
682,799	(2)(3)	Other Securities	40,370,493	4.5
			238,101,632	26.2
		Materials: 2.4%
115,597		DowDuPont, Inc.	8,232,819	0.9
91,942		Other Securities	13,080,021	1.5
			21,312,840	2.4
		Real Estate: 1.4%
85,005		Other Securities	12,232,828	1.4
		Telecommunication Services: 2.6%
304,824		AT&T, Inc.	11,851,557	1.3
202,348		Verizon Communications, Inc.	10,710,280	1.2
45,640	(2)(3)	Other Securities	1,106,614	0.1
			23,668,451	2.6
		Utilities: 1.8%
236,197		Other Securities	16,286,658	1.8
		Total Common Stock (Cost $322,542,080)	903,859,233	99.7

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.7%
	Securities Lending Collateral(4): 0.3%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $1,000,155, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%- 8.500%, Market Value plus accrued interest $1,020,000, due 01/31/18-06/20/63)	$1,000,000	0.1
741,059	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $741,175, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $755,880, due 01/11/18-12/01/51)	741,059	0.1
1,000,000	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $1,000,179, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $1,027,770, due 01/15/19-02/15/46)	1,000,000	0.1
		2,741,059	0.3
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 0.4%
3,919,000 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $3,919,000)	$3,919,000	0.4
	Total Short-Term Investments (Cost $6,660,059)	6,660,059	0.7
	Total Investments in Securities (Cost $329,202,139)	$910,519,292	100.4
	Liabilities in Excess of Other Assets	(3,280,586)	(0.4)
	Net Assets	$907,238,706	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains securities on loan.

(3)
The grouping contains non-income producing securities.

(4)
Represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of December 31, 2017.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$903,859,233	$—	$—	$903,859,233
Short-Term Investments	3,919,000	2,741,059	—	6,660,059
Total Investments, at fair value	$907,778,233	$2,741,059	$—	$910,519,292
See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2017 (continued)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Other Financial Instruments+
Futures	25,512	—	—	25,512
Total Assets	$907,803,745	$2,741,059	$—	$910,544,804

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2017, the following futures contracts were outstanding for Voya Russell™ Large Cap Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	33	03/16/18	$4,415,400	$25,512
			$4,415,400	$25,512

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$25,512
Total Asset Derivatives		$25,512

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,673,423
Total	$1,673,423

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$25,413
Total	$25,413

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $332,551,876.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$585,566,695
Gross Unrealized Depreciation	(7,573,767)
Net Unrealized Appreciation	$577,992,928

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Index Portfolio	as of December 31, 2017

Shares		Value	Percentage of Net Assets
COMMON STOCK: 99.4%
	Consumer Discretionary: 4.3%
63,864	General Motors Co.	$2,617,785	0.6
38,421	Time Warner, Inc.	3,514,369	0.8
24,247	Walt Disney Co.	2,606,795	0.6
332,683 (1)	Other Securities	9,736,817	2.3
		18,475,766	4.3
	Consumer Staples: 10.7%
35,901	Colgate-Palmolive Co.	2,708,730	0.6
50,433	CVS Health Corp.	3,656,392	0.9
72,638	Mondelez International, Inc.	3,108,906	0.7
69,967	Philip Morris International, Inc.	7,392,014	1.7
120,379	Procter & Gamble Co.	11,060,423	2.6
35,242	Walgreens Boots Alliance, Inc.	2,559,274	0.6
71,131	Wal-Mart Stores, Inc.	7,024,186	1.7
145,251	Other Securities	8,064,219	1.9
		45,574,144	10.7
	Energy: 12.3%
93,650	Chevron Corp.	11,724,044	2.7
59,270	ConocoPhillips	3,253,330	0.8
25,875	EOG Resources, Inc.	2,792,171	0.7
210,062	Exxon Mobil Corp.	17,569,586	4.1
37,823	Occidental Petroleum Corp.	2,786,042	0.7
68,879	Schlumberger Ltd.	4,641,756	1.1
187,862	Other Securities	9,473,301	2.2
		52,240,230	12.3
	Financials: 29.4%
35,697	American Express Co.	3,545,069	0.8
480,400	Bank of America Corp.	14,181,408	3.3
49,163	Bank of New York Mellon Corp.	2,647,919	0.6
95,311 (2)	Berkshire Hathaway, Inc. – Class B	18,892,547	4.4
6,158	Blackrock, Inc.	3,163,426	0.8
23,033	Chubb Ltd.	3,365,812	0.8
131,061	Citigroup, Inc.	9,752,249	2.3
17,422	Goldman Sachs Group, Inc.	4,438,429	1.0
171,117	JPMorgan Chase & Co.	18,299,252	4.3
63,895	Morgan Stanley	3,352,571	0.8
23,963	PNC Financial Services Group, Inc.	3,457,621	0.8
77,197	US Bancorp	4,136,215	1.0
219,284	Wells Fargo & Co.	13,303,960	3.1
294,651 (1)	Other Securities	22,918,983	5.4
		125,455,461	29.4
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Health Care: 16.7%
83,775		Abbott Laboratories	$4,781,039	1.1
16,631		Allergan plc	2,720,499	0.6
25,946		Amgen, Inc.	4,512,009	1.1
12,730		Anthem, Inc.	2,864,377	0.7
30,347		Danaher Corp.	2,816,809	0.7
113,168		Johnson & Johnson	15,811,833	3.7
62,275		Medtronic PLC	5,028,706	1.2
128,183		Merck & Co., Inc.	7,212,858	1.7
293,065		Pfizer, Inc.	10,614,814	2.5
156,981 (1)		Other Securities	14,710,748	3.4
			71,073,692	16.7
		Industrials: 6.5%
355,706		General Electric Co.	6,207,070	1.5
36,963		United Technologies Corp.	4,715,370	1.1
190,416		Other Securities	16,824,507	3.9
			27,746,947	6.5
		Information Technology: 9.5%
245,560		Cisco Systems, Inc.	9,404,948	2.2
233,539		Intel Corp.	10,780,160	2.5
132,775		Oracle Corp.	6,277,602	1.5
73,213		Qualcomm, Inc.	4,687,097	1.1
284,877 (1)		Other Securities	9,408,951	2.2
			40,558,758	9.5
		Materials: 1.7%
60,460		DowDuPont, Inc.	4,305,961	1.0
22,254		Other Securities	3,106,357	0.7
			7,412,318	1.7
		Real Estate: 0.3%
19,086		Other Securities	1,373,347	0.3
		Telecommunication Services: 4.2%
304,810		AT&T, Inc.	11,851,013	2.8
101,169		Verizon Communications, Inc.	5,354,875	1.3
36,718	(1)(3)	Other Securities	537,385	0.1
			17,743,273	4.2
		Utilities: 3.8%
31,768		Dominion Energy, Inc.	2,575,114	0.6
34,705		Duke Energy Corp.	2,919,038	0.7
23,165		NextEra Energy, Inc.	3,618,141	0.8
146,557		Other Securities	7,174,421	1.7
			16,286,714	3.8
		Total Common Stock (Cost $302,427,183)	423,940,650	99.4

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Index Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.6%
	Securities Lending Collateral(4): 0.0%
192,823	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $192,857, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $198,178, due 01/15/19-02/15/46) (Cost $192,823)	$192,823	0.0
	Mutual Funds: 0.6%
2,336,000 (5)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $2,336,000)	2,336,000	0.6
	Total Short-Term Investments (Cost $2,528,823)	2,528,823	0.6

Principal Amount†	Value	Percentage of Net Assets
Total Investments in Securities (Cost $304,956,006)	$426,469,473	100.0
Liabilities in Excess of Other Assets	(120,005)	—
Net Assets	$426,349,468	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
The grouping contains non-income producing securities.

(2)
Non-income producing security.

(3)
The grouping contains securities on loan.

(4)
Represents securities purchased with cash collateral received for securities on loan.

(5)
Rate shown is the 7-day yield as of December 31, 2017.

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$423,940,650	$—	$—	$423,940,650
Short-Term Investments	2,336,000	192,823	—	2,528,823
Total Investments, at fair value	$426,276,650	$192,823	$—	$426,469,473
Other Financial Instruments+
Futures	10,420	—	—	10,420
Total Assets	$426,287,070	$192,823	$—	$426,479,893

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2017, the following futures contracts were outstanding for Voya Russell™ Large Cap Value Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P 500 E-Mini	22	03/16/18	$2,943,600	$10,420
			$2,943,600	$10,420

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Value Index Portfolio	as of December 31, 2017 (continued)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$10,420
Total Asset Derivatives		$10,420

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$898,235
Total	$898,235

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$13,373
Total	$13,373

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $308,294,223.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$126,956,657
Gross Unrealized Depreciation	(8,770,986)
Net Unrealized Appreciation	$118,185,671

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.7%
		Consumer Discretionary: 17.3%
2,267 (1)		Autozone, Inc.	$1,612,676	0.5
25,862 (1)		Delphi Automotive PLC	2,193,873	0.7
21,066 (1)		Dollar Tree, Inc.	2,260,593	0.7
18,436		Hilton Worldwide Holdings, Inc.	1,472,299	0.5
22,315		Omnicom Group	1,625,201	0.5
8,063 (1)		O’Reilly Automotive, Inc.	1,939,474	0.6
36,480		Ross Stores, Inc.	2,927,520	1.0
23,319		VF Corp.	1,725,606	0.6
744,694	(2)(3)	Other Securities	36,979,267	12.2
			52,736,509	17.3
		Consumer Staples: 4.1%
10,620		Clorox Co.	1,579,619	0.5
17,498		Dr Pepper Snapple Group, Inc.	1,698,356	0.5
21,760		Kellogg Co.	1,479,245	0.5
173,649	(2)(3)	Other Securities	7,859,844	2.6
			12,617,064	4.1
		Energy: 2.5%
34,528		Oneok, Inc.	1,845,522	0.6
158,713	(2)(3)	Other Securities	5,709,524	1.9
			7,555,046	2.5
		Financials: 7.2%
12,844		Ameriprise Financial, Inc.	2,176,673	0.7
16,052		Moody’s Corp.	2,369,436	0.8
55,973		Progressive Corp.	3,152,399	1.1
1,015 (4)		Voya Financial, Inc.	50,212	0.0
182,242 (3)		Other Securities	14,030,918	4.6
			21,779,638	7.2
		Health Care: 13.2%
7,667 (1)		Align Technology, Inc.	1,703,531	0.6
16,841 (1)		BioMarin Pharmaceutical, Inc.	1,501,712	0.5
27,790 (1)		Cerner Corp.	1,872,768	0.6
20,184 (1)		Edwards Lifesciences Corp.	2,274,939	0.7
14,071 (1)		Illumina, Inc.	3,074,373	1.0
16,761 (1)		Incyte Corp., Ltd.	1,587,434	0.5
2,445 (1)		Mettler Toledo International, Inc.	1,514,726	0.5
47,503		Zoetis, Inc.	3,422,116	1.1
303,095	(2)(3)	Other Securities	23,369,674	7.7
			40,321,273	13.2
		Industrials: 17.1%
27,913		Fastenal Co.	1,526,562	0.5
26,832		Fortive Corp.	1,941,295	0.6
11,047		Parker Hannifin Corp.	2,204,761	0.7
12,400		Rockwell Automation, Inc.	2,434,740	0.8
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
15,663		Rockwell Collins, Inc.	$2,124,216	0.7
9,186		Roper Technologies, Inc.	2,379,174	0.8
501,859	(2)(3)	Other Securities	39,437,544	13.0
			52,048,292	17.1
		Information Technology: 27.4%
28,857		Amphenol Corp.	2,533,645	0.8
35,341		Analog Devices, Inc.	3,146,409	1.0
16,396 (1)		Autodesk, Inc.	1,718,793	0.6
19,794 (1)		Dell Technologies, Inc. Class V	1,608,856	0.5
27,338		DXC Technology Co.	2,594,376	0.9
18,063		Fidelity National Information Services, Inc.	1,699,548	0.6
20,475 (1)		Fiserv, Inc.	2,684,887	0.9
8,601 (1)		FleetCor Technologies, Inc.	1,655,090	0.5
15,144		KLA-Tencor Corp.	1,591,180	0.5
15,578		Lam Research Corp.	2,867,442	0.9
21,994		Microchip Technology, Inc.	1,932,833	0.6
31,047		Paychex, Inc.	2,113,680	0.7
17,102 (1)		Red Hat, Inc.	2,053,950	0.7
16,140 (1)		ServiceNow, Inc.	2,104,495	0.7
17,802		Skyworks Solutions, Inc.	1,690,300	0.6
59,018		Symantec Corp.	1,656,045	0.6
22,731		Xilinx, Inc.	1,532,524	0.5
862,711	(2)(3)	Other Securities	48,114,195	15.8
			83,298,248	27.4
		Materials: 6.3%
36,151		International Paper Co.	2,094,589	0.7
11,811		Vulcan Materials Co.	1,516,178	0.5
268,642 (3)		Other Securities	15,545,552	5.1
			19,156,319	6.3
		Real Estate: 3.3%
15,043		Digital Realty Trust, Inc.	1,713,398	0.6
11,592 (1)		SBA Communications Corp.	1,893,669	0.6
113,890	(2)(3)	Other Securities	6,373,122	2.1
			9,980,189	3.3
		Telecommunication Services: 0.2%
17,931 (3)		Other Securities	659,861	0.2
		Utilities: 0.1%
5,693		Other Securities	162,137	0.1
		Total Common Stock (Cost $163,371,030)	300,314,576	98.7

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.8%
	Securities Lending Collateral(5): 2.8%
2,058,585	Barclays Capital, Inc., Repurchase Agreement dated 12/29/17, 1.37%, due 01/02/18 (Repurchase Amount $2,058,894, collateralized by various U.S. Government Securities, 0.000%- 2.250%, Market Value plus accrued interest $2,099,757, due 05/15/20-08/15/47)	$2,058,585	0.7
2,058,585	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $2,058,903, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%- 8.500%, Market Value plus accrued interest $2,099,757, due 01/31/18-06/20/63)	2,058,585	0.6
433,020	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $433,088, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%- 6.500%, Market Value plus accrued interest $441,680, due 01/11/18-12/01/51)	433,020	0.1
2,058,585	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $2,058,910, collateralized by various U.S. Government Securities, 2.875%- 3.625%, Market Value plus accrued interest $2,099,757, due 02/15/43-02/15/44)	2,058,585	0.7
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(5) (continued)
2,058,585	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $2,058,953, collateralized by various U.S. Government Securities, 0.125%- 3.875%, Market Value plus accrued interest $2,115,751, due 01/15/19-02/15/46)	$2,058,585	0.7
		8,667,360	2.8
Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.0%
3,034,000 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $3,034,000)	3,034,000	1.0
	Total Short-Term Investments (Cost $11,701,360)	11,701,360	3.8
	Total Investments in Securities (Cost $175,072,390)	$312,015,936	102.5
	Liabilities in Excess of Other Assets	(7,607,106)	(2.5)
	Net Assets	$304,408,830	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains securities on loan.

(3)
The grouping contains non-income producing securities.

(4)
Investment in affiliate

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2017 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$300,314,576	$—	$—	$300,314,576
Short-Term Investments	3,034,000	8,667,360	—	11,701,360
Total Investments, at fair value	$303,348,576	$8,667,360	$—	$312,015,936
Liabilities Table
Other Financial Instruments+
Futures	$(11,790)	$—	$—	$(11,790)
Total Liabilities	$(11,790)	$—	$—	$(11,790)

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended December 31, 2017, where the following issuers were considered an affiliate:
Issuer	Beginning Fair Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Voya Financial, Inc.	$—	$39,996	$(4,229)	$14,445	$50,212	$22	$678	$—
	$—	$39,996	$(4,229)	$14,445	$50,212	$22	$678	$—

At December 31, 2017, the following futures contracts were outstanding for Voya Russell™ Mid Cap Growth Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P Mid 400 E-Mini	25	03/16/18	$4,756,000	$(11,790)
			$4,756,000	$(11,790)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Liability Derivatives
Equity contracts	Net Assets — Unrealized depreciation*	$11,790
Total Liability Derivatives		$11,790

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Growth Index Portfolio	as of December 31, 2017 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$269,827
Total	$269,827

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$63,091
Total	$63,091

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $175,664,269.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$139,374,744
Gross Unrealized Depreciation	(3,034,867)
Net Unrealized Appreciation	$136,339,877

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.2%
		Consumer Discretionary: 14.3%
72,349 (1)		Delphi Automotive PLC	$6,137,365	0.3
74,405		Dollar General Corp.	6,920,409	0.4
62,214 (1)		Dollar Tree, Inc.	6,676,184	0.4
102,051		Ross Stores, Inc.	8,189,593	0.4
88,021		VF Corp.	6,513,554	0.3
4,928,893	(2)(3)	Other Securities	242,826,187	12.5
			277,263,292	14.3
		Consumer Staples: 4.1%
75,267		Tyson Foods, Inc.	6,101,896	0.3
1,506,213	(2)(3)	Other Securities	72,503,542	3.8
			78,605,438	4.1
		Energy: 5.7%
39,807 (1)		Concho Resources, Inc./Midland TX	5,979,807	0.3
130,920		Marathon Petroleum Corp.	8,638,102	0.4
223,518		Williams Cos., Inc.	6,815,064	0.4
3,300,066	(2)(3)	Other Securities	89,276,594	4.6
			110,709,567	5.7
		Financials: 14.5%
39,913		Ameriprise Financial, Inc.	6,764,056	0.4
97,853		Discover Financial Services	7,526,853	0.4
38,213		M&T Bank Corp.	6,534,041	0.3
44,895		Moody’s Corp.	6,626,951	0.3
156,554		Progressive Corp.	8,817,121	0.5
128,608		SunTrust Banks, Inc.	8,306,791	0.4
211,931		Synchrony Financial	8,182,656	0.4
63,595		T. Rowe Price Group, Inc.	6,673,023	0.4
48,566 (4)		Voya Financial, Inc.	2,402,560	0.1
5,293,906 (3)		Other Securities	219,029,145	11.3
			280,863,197	14.5
		Health Care: 9.4%
56,456 (1)		Edwards Lifesciences Corp.	6,363,156	0.3
39,354 (1)		Illumina, Inc.	8,598,455	0.5
144,046 (1)		Mylan NV	6,094,586	0.3
54,530		Zimmer Biomet Holdings, Inc.	6,580,135	0.3
132,875		Zoetis, Inc.	9,572,315	0.5
2,009,179	(2)(3)	Other Securities	145,495,203	7.5
			182,703,850	9.4
		Industrials: 14.3%
116,969		American Airlines Group, Inc.	6,085,897	0.3
42,927		Cummins, Inc.	7,582,625	0.4
82,935		Fortive Corp.	6,000,347	0.3
67,437		Ingersoll-Rand PLC - Class A	6,014,706	0.3
92,658		Paccar, Inc.	6,586,131	0.3
Shares			Value	Percentage of Net Assets
COMMON STOCK (continued)
		Industrials (continued)
35,723		Parker Hannifin Corp.	$7,129,596	0.4
34,685		Rockwell Automation, Inc.	6,810,400	0.3
43,813		Rockwell Collins, Inc.	5,941,919	0.3
27,160		Roper Technologies, Inc.	7,034,440	0.4
41,313		Stanley Black & Decker, Inc.	7,010,403	0.4
3,040,080	(2)(3)	Other Securities	211,723,095	10.9
			277,919,559	14.3
		Information Technology: 15.4%
80,710		Amphenol Corp.	7,086,338	0.4
98,855		Analog Devices, Inc.	8,801,061	0.4
76,468		DXC Technology Co.	7,256,813	0.4
88,778		Fidelity National Information Services, Inc.	8,353,122	0.4
57,266 (1)		Fiserv, Inc.	7,509,291	0.4
43,574		Lam Research Corp.	8,020,666	0.4
80,058		Western Digital Corp.	6,367,013	0.3
4,785,759	(2)(3)	Other Securities	245,641,890	12.7
			299,036,194	15.4
		Materials: 5.9%
365,803 (1)		Freeport-McMoRan, Inc.	6,935,625	0.4
111,239		International Paper Co.	6,445,187	0.3
1,912,941	(2)(3)	Other Securities	101,209,026	5.2
			114,589,838	5.9
		Real Estate: 9.4%
37,191		AvalonBay Communities, Inc.	6,635,246	0.4
55,152		Digital Realty Trust, Inc.	6,281,813	0.3
142,397		ProLogis, Inc.	9,186,030	0.5
99,014		Welltower, Inc.	6,314,123	0.3
201,570		Weyerhaeuser Co.	7,107,358	0.4
4,045,073	(2)(3)	Other Securities	145,743,735	7.5
			181,268,305	9.4
		Telecommunication Services: 0.4%
339,853 (3)		Other Securities	7,046,935	0.4
		Utilities: 5.8%
83,972		Consolidated Edison, Inc.	7,133,421	0.4
136,597		Public Service Enterprise Group, Inc.	7,034,745	0.4
67,850		Sempra Energy	7,254,522	0.4
137,260		Xcel Energy, Inc.	6,603,579	0.3
2,018,294	(2)(3)	Other Securities	84,170,041	4.3
			112,196,308	5.8
		Total Common Stock (Cost $976,931,512)	1,922,202,483	99.2

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.5%
	Securities Lending Collateral(5): 1.6%
7,558,632	Bank of Nova Scotia/New York, Repurchase Agreement dated 12/29/17, 1.38%, due 01/02/18 (Repurchase Amount $7,559,775, collateralized by various U.S. Government Agency Obligations, 3.500%-4.000%, Market Value plus accrued interest $7,710,987, due 07/20/45-11/01/47)	$7,558,632	0.4
7,558,632	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $7,559,800, collateralized by various U.S. Government U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $7,709,805, due 01/31/18-06/20/63)	7,558,632	0.4
7,558,632	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $7,559,817, collateralized by various U.S. Government U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $7,709,805, due 01/11/18-12/01/51)	7,558,632	0.4
1,589,977	Jefferies LLC, Repurchase Agreement dated 12/29/17, 1.50%, due 01/02/18 (Repurchase Amount $1,590,238, collateralized by various U.S. Government Securities, 0.000%-1.750%, Market Value plus accrued interest $1,621,777, due 09/13/18-04/30/22)	1,589,977	0.0
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(5) (continued)
7,558,632	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $7,559,982, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $7,768,532, due 01/15/19-02/15/46)	$7,558,632	0.4
		31,824,505	1.6
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.9%
17,304,000 (6)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $17,304,000)	17,304,000	0.9
	Total Short-Term Investments (Cost $49,128,505)	49,128,505	2.5
	Total Investments in Securities (Cost $1,026,060,017)	$1,971,330,988	101.7
	Liabilities in Excess of Other Assets	(32,282,414)	(1.7)
	Net Assets	$1,939,048,574	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains securities on loan.

(3)
The grouping contains non-income producing securities.

(4)
Investment in affiliate

(5)
Represents securities purchased with cash collateral received for securities on loan.

(6)
Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2017 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$1,922,202,483	$—	$—	$1,922,202,483
Short-Term Investments	17,304,000	31,824,505	—	49,128,505
Total Investments, at fair value	$1,939,506,483	$31,824,505	$—	$1,971,330,988
Other Financial Instruments+
Futures	5,902	—	—	5,902
Total Assets	$1,939,512,385	$31,824,505	$—	$1,971,336,890

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

Transactions with Affiliates
An investment of at least 5% of the voting securities of an issuer, or a company which is under common control results in that issuer becoming an affiliated person as defined by the 1940 Act.
The following table provides transactions during the period ended December 31, 2017, where the following issuers were considered an affiliate:
	Beginning Fair Value at 12/31/16	Purchases at Cost	Sales at Cost	Change in Unrealized Appreciation/ (Depreciation)	Ending Fair Value at 12/31/17	Investment Income	Realized Gains/ (Losses)	Net Capital Gain Distributions
Issuer
Voya Financial, Inc.	$2,504,942	$6,698	$(690,020)	$580,940	$2,402,560	$2,215	$(103,766)	$—
	$2,504,942	$6,698	$(690,020)	$580,940	$2,402,560	$2,215	$(103,766)	$—

At December 31, 2017, the following futures contracts were outstanding for Voya Russell™ Mid Cap Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
S&P Mid 400 E-Mini	99	03/16/18	$18,833,760	$5,902
			$18,833,760	$5,902

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$5,902
Total Asset Derivatives		$5,902

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2017 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,675,421
Total	$1,675,421

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$536,573
Total	$536,573

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $1,038,422,721.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$1,002,324,375
Gross Unrealized Depreciation	(69,410,206)
Net Unrealized Appreciation	$932,914,169

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.3%
		Consumer Discretionary: 12.4%
64,335		Dana, Inc.	$2,059,363	0.2
21,299 (1)		Grand Canyon Education, Inc.	1,906,899	0.2
4,745,757	(2)(3)	Other Securities	113,728,246	12.0
			117,694,508	12.4
		Consumer Staples: 2.7%
38,678		Snyders-Lance, Inc.	1,936,994	0.2
732,375	(2)(3)	Other Securities	24,105,041	2.5
			26,042,035	2.7
		Energy: 4.0%
3,560,095	(2)(3)	Other Securities	37,708,052	4.0
		Financials: 17.6%
74,674		CNO Financial Group, Inc.	1,843,701	0.2
37,123		Hancock Holding Co.	1,837,589	0.2
167,099 (1)		MGIC Investment Corp.	2,357,767	0.3
19,919		Primerica, Inc.	2,022,774	0.2
98,088		Radian Group, Inc.	2,021,594	0.2
95,139		Sterling Bancorp/DE	2,340,419	0.2
29,236		Stifel Financial Corp.	1,741,296	0.2
22,275 (1)		Texas Capital Bancshares, Inc.	1,980,248	0.2
96,845		Umpqua Holdings Corp.	2,014,376	0.2
24,311		Wintrust Financial Corp.	2,002,497	0.2
5,909,414	(2)(3)	Other Securities	147,397,120	15.5
			167,559,381	17.6
		Health Care: 15.2%
21,861 (1)		Bluebird Bio, Inc.	3,893,444	0.4
56,807 (1)		Catalent, Inc.	2,333,632	0.2
53,193 (1)		Exact Sciences Corp.	2,794,760	0.3
41,283		Healthsouth Corp.	2,039,793	0.2
26,432 (1)		Insulet Corp.	1,823,808	0.2
22,120 (1)		LivaNova PLC	1,767,830	0.2
66,793 (1)		Nektar Therapeutics	3,988,878	0.4
22,099 (1)		PRA Health Sciences, Inc.	2,012,556	0.2
17,079 (1)		Sage Therapeutics, Inc.	2,813,082	0.3
6,406,268	(2)(3)	Other Securities	121,283,781	12.8
			144,751,564	15.2
		Industrials: 15.4%
30,044 (1)		Beacon Roofing Supply, Inc.	1,915,605	0.2
19,868		Curtiss-Wright Corp.	2,420,916	0.3
26,277		EMCOR Group, Inc.	2,148,145	0.2
55,979		Knight-Swift Transportation Holdings, Inc.	2,447,402	0.3
Shares			Value	Percentage of Net Assets
COMMON STOCK: (continued)
		Industrials (continued)
23,698		Woodward, Inc.	$1,813,845	0.2
4,205,990	(2)(3)	Other Securities	135,215,555	14.2
			145,961,468	15.4
		Information Technology: 16.5%
33,067 (1)		Aspen Technology, Inc.	2,189,035	0.2
21,346		Blackbaud, Inc.	2,016,983	0.2
62,993		Entegris, Inc.	1,918,137	0.2
22,418 (1)		EPAM Systems, Inc.	2,408,366	0.3
13,495		Fair Isaac Corp.	2,067,434	0.2
38,932	(1)(4)	GrubHub, Inc.	2,795,318	0.3
59,820 (1)		Integrated Device Technology, Inc.	1,778,449	0.2
10,077		Littelfuse, Inc.	1,993,432	0.2
28,875		Maximus, Inc.	2,066,872	0.2
23,830		MKS Instruments, Inc.	2,251,935	0.2
17,480		Monolithic Power Systems, Inc.	1,964,053	0.2
22,226	(1)(4)	Paycom Software, Inc.	1,785,414	0.2
19,623 (1)		Proofpoint, Inc.	1,742,719	0.2
13,066		SYNNEX Corp.	1,776,323	0.2
23,802	(1)(4)	Viasat, Inc.	1,781,580	0.2
5,161,309	(2)(3)	Other Securities	126,204,999	13.3
			156,741,049	16.5
		Materials: 4.5%
65,551 (1)		Louisiana-Pacific Corp.	1,721,369	0.2
1,768,758	(2)(3)	Other Securities	41,176,993	4.3
			42,898,362	4.5
		Real Estate: 6.7%
67,579		Gramercy Property Trust	1,801,656	0.2
53,558		Healthcare Realty Trust, Inc.	1,720,283	0.2
2,968,523	(2)(3)	Other Securities	59,718,345	6.3
			63,240,284	6.7
		Telecommunication Services: 0.8%
700,590	(2)(3)	Other Securities	7,310,241	0.8
		Utilities: 3.5%
22,452		Idacorp, Inc.	2,051,215	0.2
23,497		ONE Gas, Inc.	1,721,390	0.2
39,087		Portland General Electric Co.	1,781,585	0.2
21,407		Southwest Gas Holdings, Inc.	1,722,835	0.2
23,015		WGL Holdings, Inc.	1,975,608	0.2
658,487	(2)(3)	Other Securities	24,101,464	2.5
			33,354,097	3.5
		Total Common Stock (Cost $593,611,696)	943,261,041	99.3

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2017 (continued)

Shares			Value	Percentage of Net Assets
RIGHTS: 0.0%
		Consumer Discretionary: 0.0%
46,399	(3)(5)	Other Securities	$14,384	0.0
		Health Care: 0.0%
77,391	(3)(5)	Other Securities	71,496	0.0
		Total Rights (Cost $9,198)	85,880	0.0
		Total Long-Term Investments (Cost $593,620,894)	943,346,921	99.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.9%
	Securities Lending Collateral(6): 7.1%
9,737,331	Barclays Capital, Inc., Repurchase Agreement dated 12/29/17, 1.37%, due 01/02/18 (Repurchase Amount $9,738,793, collateralized by various U.S. Government Securities, 0.000%-2.250%, Market Value plus accrued interest $9,932,078, due 05/15/20-08/15/47)	9,737,331	1.0
16,149,170	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $16,151,665, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $16,472,153, due 01/31/18-06/20/63)	16,149,170	1.7
9,809,008	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $9,810,545, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $10,005,188, due 01/11/18-12/01/51)	9,809,008	1.0
16,149,170	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $16,151,718, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $16,472,154, due 02/15/43-02/15/44)	16,149,170	1.7
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(6) (continued)
16,149,170	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $16,152,055, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $16,597,626, due 01/15/19-02/15/46)	$16,149,170	1.7
		67,993,849	7.1
Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.8%
7,291,000 (7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $7,291,000)	7,291,000	0.8
	Total Short-Term Investments (Cost $75,284,849)	75,284,849	7.9
	Total Investments in Securities (Cost $668,905,743)	$1,018,631,770	107.2
	Liabilities in Excess of Other Assets	(68,122,793)	(7.2)
	Net Assets	$950,508,977	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Non-income producing security.

(2)
The grouping contains securities on loan.

(3)
The grouping contains non-income producing securities.

(4)
Security, or a portion of the security, is on loan.

(5)
The grouping contains Level 3 securities.

(6)
Represents securities purchased with cash collateral received for securities on loan.

(7)
Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2017 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Common Stock*	$943,261,041	$—	$—	$943,261,041
Rights	—	—	85,880	85,880
Short-Term Investments	7,291,000	67,993,849	—	75,284,849
Total Investments, at fair value	$950,552,041	$67,993,849	$85,880	$1,018,631,770
Other Financial Instruments+
Futures	63,626	—	—	63,626
Total Assets	$950,615,667	$67,993,849	$85,880	$1,018,695,396

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

*
For further breakdown of Common Stock by sector, please refer to the Portfolio of Investments.

At December 31, 2017, the following futures contracts were outstanding for Voya Russell™ Small Cap Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Russell 2000® Mini Index	108	03/16/18	$8,297,100	$63,626
			$8,297,100	$63,626

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$63,626
Total Asset Derivatives		$63,626

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$980,349
Total	$980,349

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap	SUMMARY PORTFOLIO OF INVESTMENTS
Index Portfolio	as of December 31, 2017 (continued)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$463,769
Total	$463,769

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $670,763,813.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$405,978,007
Gross Unrealized Depreciation	(58,046,424)
Net Unrealized Appreciation	$347,931,583

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2017

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES:29.4%
	Basic Materials: 0.8%
25,484,000	Other Securities	$27,174,936	0.8
	Communications: 2.9%
1,014,000 (1)	AT&T, Inc., 4.100%, 02/15/28	1,019,103	0.0
18,130,000	AT&T, Inc., 1.750%-6.000%, 01/15/18-03/09/48	18,424,019	0.6
5,500,000	Cisco Systems, Inc., 2.125%-5.500%, 03/01/19-01/15/40	6,058,573	0.2
724,000 (1)	Comcast Corp., 3.969%, 11/01/47	749,194	0.0
6,335,000	Comcast Corp., 3.000%-6.500%, 02/01/24-08/15/45	6,877,041	0.2
1,500,000 (1)	NBCUniversal Enterprise, Inc., 1.974%, 04/15/19	1,497,479	0.1
1,750,000	Time Warner Cable LLC, 4.125%-4.500%, 02/15/21-09/15/42	1,713,653	0.0
5,325,000	Time Warner, Inc., 2.100%-6.500%, 06/01/19-06/01/44	5,954,910	0.2
13,378,000	Verizon Communications, Inc., 2.625%-5.150%, 03/15/21-08/21/54	13,742,292	0.4
38,548,000	Other Securities	41,986,723	1.2
		98,022,987	2.9
	Consumer, Cyclical: 2.0%
500,000	American Honda Finance Corp., 2.300%, 09/09/26	473,680	0.0
1,000,000 (1)	Daimler Finance North America LLC, 2.300%, 02/12/21	991,872	0.0
500,000 (1)	Daimler Finance North America LLC, 2.375%, 08/01/18	501,096	0.0
1,300,000	Ford Motor Credit Co., LLC, 5.875%, 08/02/21	1,428,556	0.0
1,300,000	Ford Motor Co., 4.346%-7.450%, 12/08/26-01/15/43	1,482,091	0.1
6,250,000	Ford Motor Credit Co. LLC, 2.021%-4.375%, 01/16/18- 08/04/25	6,356,623	0.2
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Cyclical (continued)
750,000	General Motors Co., 6.600%, 04/01/36	$915,773	0.0
4,750,000	General Motors Financial Co., Inc., 3.100%-5.250%, 01/15/19-01/17/27	4,903,846	0.2
500,000 (1)	Hyundai Capital America, 2.400%, 10/30/18	499,616	0.0
1,000,000 (1)	Hyundai Capital America, 2.875%, 08/09/18	1,002,226	0.1
250,000 (1)	Nissan Motor Acceptance Corp., 2.000%, 03/08/19	249,418	0.0
46,358,853 (2)	Other Securities	48,818,964	1.4
		67,623,761	2.0
	Consumer, Non-cyclical: 5.2%
7,250,000	AbbVie, Inc., 1.800%-4.700%, 05/14/18-05/14/46	7,499,439	0.2
6,650,000	Amgen, Inc., 2.250%-4.400%, 11/15/21-05/01/45	6,984,966	0.2
10,750,000	Anheuser-Busch InBev Finance, Inc., 1.900%-4.900%, 02/01/19-02/01/46	11,676,533	0.3
5,500,000	Anheuser-Busch InBev Worldwide, Inc., 3.750%-8.200%, 01/15/20-07/15/42	6,199,994	0.2
1,000,000 (1)	BAT Capital Corp., 3.222%, 08/15/24	1,001,215	0.0
1,000,000 (1)	BAT Capital Corp., 3.557%, 08/15/27	1,003,026	0.1
5,250,000	Cigna Corp., 3.250%-5.125%, 06/15/20-04/15/25	5,498,657	0.2
500,000 (1)	ERAC USA Finance LLC, 2.350%, 10/15/19	498,734	0.0
500,000 (1)	ERAC USA Finance LLC, 3.850%, 11/15/24	518,601	0.0
5,660,000	Gilead Sciences, Inc., 1.950%-4.800%, 04/01/19-03/01/47	5,870,563	0.2
6,766,000	Kraft Heinz Foods Co., 3.000%-6.125%, 08/23/18-06/01/46	6,964,695	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Consumer, Non-cyclical (continued)
7,350,000	UnitedHealth Group, Inc., 1.625%-6.000%, 02/15/18-04/15/47	$7,619,433	0.2
110,095,000 (2)	Other Securities	114,920,163	3.4
		176,256,019	5.2
	Energy: 2.7%
5,292,000	Kinder Morgan Energy Partners L.P., 3.500%-6.950%, 03/01/21-09/01/44	6,060,873	0.2
1,500,000	Kinder Morgan, Inc./DE, 4.300%-5.550%, 06/01/25-02/15/46	1,590,728	0.0
79,147,000	Other Securities	84,499,266	2.5
		92,150,867	2.7
	Financial: 9.9%
7,075,000	American Express Co., 3.000%-7.000%, 03/19/18-10/30/24	7,142,806	0.2
1,500,000	American Express Credit Corp., 2.125%-2.700%, 07/27/18-03/03/22	1,501,096	0.1
2,386,297 (1)	Bank of America Corp., 3.419%, 12/20/28	2,389,077	0.1
19,431,000	Bank of America Corp., 2.000%-5.650%, 01/11/18-04/24/28	20,013,934	0.6
2,500,000	Bank of New York Mellon Corp./The, 2.600%-3.442%, 02/07/22-02/07/28	2,521,602	0.1
4,700,000	Bank of New York Mellon Corp., 1.300%-3.000%, 01/25/18-10/30/28	4,667,080	0.1
1,000,000 (1)	BNP Paribas SA, 3.500%, 11/16/27	997,116	0.0
550,000	Capital One NA/Mclean VA, 2.350%, 08/17/18	550,930	0.0
2,500,000	Capital One Financial Corp., 2.450%-4.200%, 04/24/19-07/28/26	2,525,120	0.1
12,358,000	Citigroup, Inc., 2.500%-8.125%, 07/29/19-05/06/44	13,244,735	0.4
750,000 (1)	Credit Suisse Group AG, 3.574%, 01/09/23	763,156	0.0
750,000 (1)	Credit Suisse Group AG, 4.282%, 01/09/28	782,612	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Financial (continued)
7,801,000	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/35	$8,452,675	0.3
1,500,000	Goldman Sachs Group, Inc./The, 2.875%-3.850%, 02/25/21-01/26/27	1,531,540	0.0
14,140,000	Goldman Sachs Group, Inc., 2.550%-6.750%, 04/01/18-10/01/37	15,759,820	0.5
5,100,000	HSBC Holdings PLC, 3.400%-6.500%, 03/08/21-12/31/99	6,259,817	0.2
1,500,000	HSBC USA, Inc., 1.625%-3.500%, 01/16/18-06/23/24	1,506,827	0.0
18,125,000	JPMorgan Chase & Co., 1.625%-5.500%, 05/15/18-10/15/40	19,278,623	0.6
16,000,000	Kreditanstalt fuer Wiederaufbau, 1.250%-2.625%, 09/30/19-01/25/22	16,068,858	0.5
500,000 (1)	Metropolitan Life Global Funding I, 1.950%, 09/15/21	489,973	0.0
750,000 (1)	Metropolitan Life Global Funding I, 3.450%, 12/18/26	771,380	0.0
23,300,000	Morgan Stanley, 2.125%-6.625%, 04/01/18-07/22/28	23,787,574	0.7
750,000 (1)	Toronto-Dominion Bank/The, 2.500%, 01/18/23	748,466	0.0
500,000 (1)	UBS Group Funding Switzerland AG, 2.950%, 09/24/20	505,503	0.0
500,000 (1)	UBS Group Funding Switzerland AG, 3.000%, 04/15/21	503,854	0.0
16,733,000	Wells Fargo & Co., 2.625%-5.606%, 04/01/21-01/15/44	17,784,350	0.5
159,117,000 (2)	Other Securities	163,149,656	4.8
		333,698,180	9.9
	Industrial: 2.1%
2,600,000 (1)	Honeywell International, Inc., 3.812%, 11/21/47	2,708,214	0.1
5,250,000	Lockheed Martin Corp., 2.500%-4.700%, 11/23/20-05/15/46	5,491,208	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Industrial (continued)
642,000 (1)	Norfolk Southern Corp., 3.942%, 11/01/47	$661,152	0.0
58,862,000 (2)	Other Securities	62,403,198	1.8
		71,263,772	2.1
	Technology: 1.5%
8,900,000	Apple, Inc., 1.000%-4.375%, 05/03/18-05/13/45	9,021,656	0.3
400,000 (1)	Dell International LLC / EMC Corp., 3.480%, 06/01/19	405,114	0.0
400,000 (1)	Dell International LLC / EMC Corp., 4.420%, 06/15/21	417,093	0.0
400,000 (1)	Dell International LLC / EMC Corp., 5.450%, 06/15/23	432,693	0.0
400,000 (1)	Dell International LLC / EMC Corp., 6.020%, 06/15/26	441,662	0.0
400,000 (1)	Dell International LLC / EMC Corp., 8.350%, 07/15/46	516,678	0.0
5,550,000	International Business Machines Corp., 1.625%-3.450%, 05/15/19-02/19/26	5,608,199	0.2
272,288 (1)	Intel Corp., 3.734%, 12/08/47	283,235	0.0
12,000,000	Microsoft Corp., 1.000%-4.875%, 05/01/18-08/08/56	12,615,220	0.4
6,600,000	Oracle Corp., 2.250%-5.375%, 10/08/19-05/15/45	7,207,973	0.2
14,817,000 (2)	Other Securities	15,344,045	0.4
		52,293,568	1.5
	Utilities: 2.3%
500,000	Duke Energy Carolinas LLC, 2.500%, 03/15/23	495,820	0.0
2,000,000	Duke Energy Corp., 1.800%-4.800%, 09/01/21-09/01/46	2,087,910	0.1
2,900,000	Duke Energy Progress LLC, 3.700%-4.375%, 03/30/44-10/15/46	3,211,039	0.1
Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: (continued)
	Utilities (continued)
1,000,000 (1)	ITC Holdings Corp., 3.350%, 11/15/27	$1,002,509	0.0
250,000 (1)	Monongahela Power Co., 5.400%, 12/15/43	312,154	0.0
64,279,071	Other Securities	69,561,512	2.1
		76,670,944	2.3
	Total Corporate Bonds/Notes (Cost $956,918,860)	995,155,034	29.4
COLLATERALIZED MORTGAGE OBLIGATIONS: 0.1%
2,087,092	Fannie Mae 2012-110 CA, 3.000%, 10/25/42	2,079,007	0.1
1,476,475	Fannie Mae REMIC Trust 2006-78 BZ, 6.500%, 08/25/36	1,631,944	0.0
	Total Collateralized Mortgage Obligations (Cost $3,747,791)	3,710,951	0.1
MUNICIPAL BONDS: 1.0%
	California: 0.2%
4,335,000	State of California, 7.550%, 04/01/39	6,821,599	0.2
	Connecticut: 0.1%
3,735,000	Other Securities	4,491,935	0.1
	New Jersey: 0.2%
5,760,000	Other Securities	8,001,883	0.2
	New York: 0.2%
3,495,000	Other Securities	4,995,089	0.2
	Ohio: 0.2%
3,355,000	Other Securities	5,237,289	0.2
	Washington: 0.1%
3,900,000	Other Securities	4,922,775	0.1
	Total Municipal Bonds (Cost $26,959,483)	34,470,570	1.0
U.S. TREASURY OBLIGATIONS:39.5%
	U.S. Treasury Bonds: 5.8%
47,873,000	2.750%, 08/15/47	47,889,305	1.4
18,645,000	3.500%, 02/15/39	21,282,904	0.6
13,888,000	3.625%, 08/15/43	16,196,029	0.5
14,092,000	3.625%, 02/15/44	16,457,986	0.5
13,251,000	3.750%, 11/15/43	15,775,864	0.5
73,570,000	2.250%-8.125%, 08/15/19-08/15/46	77,392,122	2.3
		194,994,210	5.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
U.S. TREASURY OBLIGATIONS: (continued)
	U.S. Treasury Notes: 33.7%
15,660,000	0.625%, 06/30/18	15,595,774	0.4
20,000,000	0.750%, 02/28/18	19,981,177	0.6
12,296,700	0.875%, 03/31/18	12,281,645	0.4
13,454,000	0.875%, 05/31/18	13,424,065	0.4
27,497,000 (3)	1.000%, 08/31/19	27,109,436	0.8
29,467,000	1.250%, 11/30/18	29,324,969	0.9
13,040,000	1.250%, 10/31/21	12,633,473	0.4
16,756,000	1.375%, 09/30/18	16,713,734	0.5
20,000,000	1.375%, 01/15/20	19,793,538	0.6
37,540,000	1.375%, 04/30/21	36,730,096	1.1
19,814,000	1.500%, 12/31/18	19,752,559	0.6
19,814,000	1.625%, 07/31/19	19,742,308	0.6
24,847,000	1.625%, 02/15/26	23,462,696	0.7
22,705,000	1.750%, 09/30/19	22,654,823	0.7
18,000,000	1.750%, 09/30/22	17,639,951	0.5
24,900,000	2.000%, 11/30/20	24,925,214	0.7
12,097,000	2.000%, 02/28/21	12,090,919	0.3
110,371,000 (3)	2.000%, 11/30/22	109,363,830	3.2
17,133,000	2.000%, 11/15/26	16,578,631	0.5
20,498,000	2.125%, 01/31/21	20,572,156	0.6
13,612,000	2.125%, 11/30/24	13,431,929	0.4
20,000,000	2.125%, 05/15/25	19,693,395	0.6
26,457,000	2.250%, 11/15/24	26,318,874	0.8
42,252,000	2.250%, 11/15/27	41,649,318	1.2
19,590,000	2.375%, 12/31/20	19,812,370	0.6
18,650,000	2.625%, 04/30/18	18,723,355	0.5
26,255,000	2.750%, 02/15/19	26,518,292	0.8
36,569,500	2.750%, 11/15/23	37,559,003	1.1
42,052,000	2.750%, 02/15/24	43,153,984	1.3
407,012,900 (3)	0.750%-3.500%, 01/31/18-11/15/25	402,374,378	11.9
		1,139,605,892	33.7
	Total U.S. Treasury Obligations (Cost $1,328,415,304)	1,334,600,102	39.5
ASSET-BACKED SECURITIES:0.8%
	Automobile Asset-Backed Securities: 0.3%
1,000,000 (1)	Bank of The West Auto Trust 2015-1 A4, 1.660%, 09/15/20	997,950	0.0
820,000 (1)	Ford Credit Auto Owner Trust 2014-2 A, 2.310%, 04/15/26	821,521	0.0
9,050,000	Other Securities	8,990,150	0.3
		10,809,621	0.3
Principal Amount†		Value	Percentage of Net Assets
ASSET-BACKED SECURITIES: (continued)
	Credit Card Asset-Backed Securities: 0.4%
1,650,000	American Express Credit Account Master Trust 2017-1 A, 1.930%, 09/15/22	$1,642,897	0.1
4,979,000	American Express Credit Account Master Trust 2017-1 B, 2.100%, 09/15/22	4,953,459	0.1
1,000,000	Capital One Multi-Asset Execution Trust 2015-A2 A2, 2.080%, 03/15/23	997,803	0.0
1,000,000	Capital One Multi-Asset Execution Trust 2016-A4 A4, 1.330%, 06/15/22	987,851	0.0
1,000,000	Capital One Multi-Asset Execution Trust 2017-A3 A3, 2.430%, 01/15/25	1,001,710	0.1
4,350,000	Other Securities	4,350,721	0.1
		13,934,441	0.4
	Other Asset-Backed Securities: 0.1%
1,650,000 (1)	Volvo Financial Equipment LLC Series 2017-1A A4, 2.210%, 11/15/21	1,641,285	0.1
426,829	Other Securities	425,610	0.0
		2,066,895	0.1
	Total Asset-Backed Securities (Cost $26,924,476)	26,810,957	0.8
FOREIGN GOVERNMENT BONDS:3.2%
6,506,000	Asian Development Bank, 1.625%-2.125%, 03/16/21-03/19/25	6,405,582	0.2
4,950,000	Colombia Government International Bond, 4.000%-7.375%, 02/26/24-09/18/37	5,758,950	0.2
17,771,000	European Investment Bank, 1.125%-4.000%, 08/15/19-03/15/22	17,664,295	0.5
6,000,000	Japan Bank for International Cooperation/Japan, 1.750%-2.125%, 05/28/20-11/16/20	5,944,794	0.2
3,000,000 (1)	Kommunalbanken AS, 2.250%, 01/25/22	2,984,177	0.1

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
FOREIGN GOVERNMENT BONDS: (continued)
4,155,000	Peruvian Government International Bond, 6.550%-7.125%, 03/30/19-03/14/37	$5,595,927	0.2
1,000,000	Province of Ontario Canada, 1.875%, 05/21/20	991,112	0.0
13,308,000	Province of Ontario Canada, 4.400%, 04/14/20	13,942,122	0.4
45,489,000 (2)	Other Securities	48,102,159	1.4
	Total Foreign Government Bonds (Cost $105,796,342)	107,389,118	3.2
U.S. GOVERNMENT AGENCY OBLIGATIONS:28.4%
	Federal Home Loan Mortgage Corporation: 8.9%(4)
33,170,000 (5)	3.000%, 12/15/42	33,167,394	1.0
32,182,616	3.000%, 05/01/45	32,227,204	1.0
47,387,000 (5)	3.500%, 07/15/41	48,666,711	1.4
30,636,705	3.500%, 04/01/43	31,576,468	0.9
32,218,717	3.500%, 02/01/44	33,204,183	1.0
2,775,056	3.605%, 02/01/42	2,911,731	0.1
112,914,963 (5)	3.000%-6.750%, 03/27/19-11/01/46	119,129,585	3.5
		300,883,276	8.9
	Federal National Mortgage Association: 11.1%(4)
19,076,000 (5)	2.500%, 01/23/32	19,047,684	0.6
23,492,380	3.000%, 12/01/42	23,667,819	0.7
12,622,709	3.000%, 07/01/43	12,692,926	0.4
35,455,000 (5)	3.000%, 01/18/47	35,457,770	1.0
17,108,153	3.500%, 11/01/42	17,661,916	0.5
19,118,053	4.000%, 11/01/40	20,091,806	0.6
13,369,681	4.000%, 06/01/45	14,079,897	0.4
221,152,863 (5)	1.500%-7.250%, 01/01/18-08/01/46	233,408,729	6.9
		376,108,547	11.1
	Government National Mortgage Association: 7.5%
84,719,000 (5)	3.000%, 01/15/43	85,493,385	2.5
99,290,000 (5)	3.500%, 10/20/41	102,648,795	3.1
59,466,735 (5)	4.000%-6.000%, 10/15/36-03/20/46	63,151,222	1.9
		251,293,402	7.5
Principal Amount†		Value	Percentage of Net Assets
U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
	Other U.S. Agency Obligations: 0.9%
22,990,000	1.100%, 11/06/18	$22,851,393	0.7
6,510,000 (3)	1.875%-7.125%, 08/15/22-01/15/38	8,708,082	0.2
		31,559,475	0.9
	Total U.S. Government Agency Obligations (Cost $957,780,277)	959,844,700	28.4
COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.9%
2,000,000 (1)	BAMLL Commercial Mortgage Securities Trust 2015-200P A, 3.218%, 04/14/33	2,026,470	0.1
1,115,000	COMM 2012-LC4 A4, 3.288%, 12/10/44	1,136,153	0.1
1,000,000 (1)	COMM 2013-CR10 AM, 4.517%, 08/10/46	1,074,981	0.1
650,000	COMM 2015-CR23 A3, 3.230%, 05/10/48	659,849	0.0
315,000	COMM 2015-PC1 B, 4.441%, 07/10/50	322,524	0.0
1,000,000	COMM 2016-COR1 A4, 3.091%, 10/10/49	998,496	0.0
1,000,000	COMM 2016-COR1 AM, 3.494%, 10/10/49	1,009,251	0.0
1,000,000	COMM 2016-CR28 A4, 3.762%, 02/10/49	1,052,833	0.0
1,215,000 (1)	Core Industrial Trust 2015-CALW A, 3.040%, 02/10/34	1,235,419	0.1
1,000,000 (1)	Core Industrial Trust 2015-TEXW D, 3.849%, 02/10/34	1,018,974	0.0
1,000,000 (1)	Core Industrial Trust 2015-WEST A, 3.292%, 02/10/37	1,017,192	0.0
213,538 (1)	DBUBS 2011-LC2A C, 5.542%, 07/10/44	228,327	0.0
2,000,000	Ginnie Mae 2011-20 C, 3.562%, 04/16/41	2,031,404	0.1
2,000,000	Ginnie Mae 2011-127 C, 3.500%, 03/16/47	2,028,083	0.1
6,000,000	Ginnie Mae 2011-142 B, 3.485%, 02/16/44	6,086,021	0.2

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES: (continued)
5,000,000	Ginnie Mae 2011-38 D, 3.700%, 01/16/51	$5,128,005	0.1
374,885	Ginnie Mae 2011-53 B, 4.397%, 05/16/51	391,432	0.0
5,000,000	Ginnie Mae 2014-150 C, 3.400%, 12/16/49	4,974,287	0.1
3,000,000	Ginnie Mae 2014-50 C, 3.400%, 02/16/47	2,985,817	0.1
6,379,463	JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16, 4.166%, 12/15/46	6,823,141	0.2
3,200,000	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 A4 A4, 3.134%, 12/15/48	3,259,627	0.1
2,000,000	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 A4, 3.526%, 12/15/47	2,070,194	0.1
220,000	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21 C, 4.161%, 03/15/48	215,801	0.0
100,000 (1)	Morgan Stanley Capital I Trust 2011-C1 D, 5.426%, 09/15/47	105,417	0.0
100,000 (1)	Morgan Stanley Capital I Trust 2011-C1 E, 5.426%, 09/15/47	105,366	0.0
1,000,000 (1)	MSCG Trust 2015-ALDR A2, 3.462%, 06/07/35	987,858	0.0
14,803,647	Other Securities	15,252,578	0.4
	Total Commercial Mortgage-Backed Securities (Cost $65,115,595)	64,225,500	1.9
	Total Long-Term Investments (Cost $3,471,658,128)	3,526,206,932	104.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 9.1%
	Commercial Paper: 2.8%
10,000,000	American Ele, 2.870%, 01/03/18	$9,997,678	0.3
3,053,000	Auto Zone, 2.580%, 01/04/18	3,052,147	0.1
5,365,000	Comcast Corp D, 2.870%, 01/03/18	5,363,754	0.2
25,000,000	CVS Health, 3.440%, 01/02/18	24,995,364	0.7
21,607,000	HP Inc, 2.930%, 01/02/18	21,603,577	0.6
11,500,000	Potash Corp SA, 3.440%, 01/02/18	11,497,867	0.3
3,000,000	Thomson, 1.910%, 02/22/18	2,991,764	0.1
15,900,000	Tyson Food, 2.860%, 01/03/18	15,896,312	0.5
		95,398,463	2.8
	Securities Lending Collateral(6): 3.6%
29,015,596	Bank of Nova Scotia/ New York, Repurchase Agreement dated 12/29/17, 1.38%, due 01/02/18 (Repurchase Amount $29,019,984, collateralized by various U.S. Government Agency Obligations, 3.500%-4.000%, Market Value plus accrued interest $29,600,446, due 07/20/45-11/01/47)	29,015,596	0.8
29,015,596	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $29,020,080, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $29,595,908, due 01/31/18-06/20/63)	29,015,596	0.8

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Securities Lending Collateral(6) (continued)
29,015,596	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $29,020,143, collateralized by various U.S. Government/U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $29,595,909, due 01/11/18-12/01/51)	$29,015,596	0.9
6,093,325	Jefferies LLC, Repurchase Agreement dated 12/29/17, 1.50%, due 01/02/18 (Repurchase Amount $6,094,327, collateralized by various U.S. Government Securities, 0.000%-1.750%, Market Value plus accrued interest $6,215,194, due 09/13/18-04/30/22)	6,093,325	0.2
29,015,596	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $29,020,779, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $29,821,347, due 01/15/19-02/15/46)	29,015,596	0.9
		122,155,709	3.6
	U.S. Treasury Notes: 0.4%
11,256,000	United States Treasury Note, 1.250%, 12/31/18 (Cost $11,251,297)	11,194,274	0.4
Shares		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: (continued)
	Mutual Funds: 2.3%
79,358,000 (7)	BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170% (Cost $79,358,000)	$79,358,000	2.3
	Total Short-Term Investments (Cost $308,175,744)	308,106,446	9.1
	Total Investments in Securities (Cost $3,779,833,872)	$3,834,313,378	113.4
	Liabilities in Excess of Other Assets	(453,828,380)	(13.4)
	Net Assets	$3,380,484,998	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2017.
The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
†
Unless otherwise indicated, principal amount is shown in USD.

(1)
Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.

(2)
The grouping contains securities on loan.

(3)
Security, or a portion of the security, is on loan.

(4)
The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

(5)
Settlement is on a when-issued or delayed-delivery basis.

(6)
Represents securities purchased with cash collateral received for securities on loan.

(7)
Rate shown is the 7-day yield as of December 31, 2017.

Reference Rate Abbreviations:
US0012M 12-month LIBOR

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2017 (continued)

Fair Value Measurements^
The following is a summary of the fair valuations according to the inputs used as of December 31, 2017 in valuing the assets and liabilities:
	Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at December 31, 2017
Asset Table
Investments, at fair value
Corporate Bonds/Notes	$—	$995,155,034	$—	$995,155,034
Collateralized Mortgage Obligations	—	3,710,951	—	3,710,951
Municipal Bonds	—	34,470,570	—	34,470,570
Commercial Mortgage-Backed Securities	—	64,225,500	—	64,225,500
U.S. Treasury Obligations	—	1,334,600,102	—	1,334,600,102
U.S. Government Agency Obligations	—	959,844,700	—	959,844,700
Asset-Backed Securities	—	26,810,957	—	26,810,957
Foreign Government Bonds	—	107,389,118	—	107,389,118
Short-Term Investments	79,358,000	228,748,446	—	308,106,446
Total Investments, at fair value	$79,358,000	$3,754,955,378	$—	$3,834,313,378
Other Financial Instruments+
Futures	3,861	—	—	3,861
Total Assets	$79,361,861	$3,754,955,378	$—	$3,834,317,239

^
See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+
Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, centrally cleared swaps, OTC swaps and written options. Forward foreign currency contracts, futures and centrally cleared swaps are valued at the unrealized gain (loss) on the instrument. OTC swaps and written options are valued at the fair value of the instrument.

At December 31, 2017, the following futures contracts were outstanding for Voya U.S. Bond Index Portfolio:
Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
U.S. Treasury 2-Year Note	(8)	03/29/18	$(1,712,875)	$3,861
			$(1,712,875)	$3,861

A summary of derivative instruments by primary risk exposure is outlined in the following tables.
The fair value of derivative instruments as of December 31, 2017 was as follows:
Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$3,861
Total Asset Derivatives		$3,861

*
Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Portfolio of Investments.

See Accompanying Notes to Financial Statements

SUMMARY PORTFOLIO OF INVESTMENTS
Voya U.S. Bond Index Portfolio	as of December 31, 2017 (continued)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2017 was as follows:
Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures	Swaps	Total
Interest Rate Contracts	$6,573	$—	$6,573
Credit Contracts	—	172,826	$172,826
Total	$6,573	$172,826	$179,399

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Interest Rate Contracts	$1,446
Total	$1,446

At December 31, 2017, the aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments at period end were:
Cost for federal income tax purposes was $3,786,063,661.
Net unrealized appreciation consisted of:
Gross Unrealized Appreciation	$75,643,874
Gross Unrealized Depreciation	(27,390,296)
Net Unrealized Appreciation	$48,253,578

See Accompanying Notes to Financial Statements

TAX INFORMATION (Unaudited)

Dividends and distributions paid during the year ended December 31, 2017 were as follows:
Portfolio Name	Type	Per Share Amount
Voya Australia Index Portfolio
Class I	NII	$0.2999
Voya Emerging Markets Index Portfolio
Class I	NII	$0.1792
Class P2	NII	$0.1792
Class S	NII	$0.0934
Voya Euro STOXX 50® Index Portfolio
Class ADV	NII	$0.3425
Class I	NII	$0.4017
Voya FTSE 100 Index® Portfolio
Class ADV	NII	$0.3041
Class I	NII	$0.3585
All Classes	LTCG	$0.3090
Voya Hang Seng Index Portfolio
Class ADV	NII	$0.0810
Class I	NII	$0.1640
Class S	NII	$0.1261
Voya International Index Portfolio
Class ADV	NII	$0.1891
Class I	NII	$0.2374
Class P2	NII	$0.2374
Class S	NII	$0.2127
Class S2	NII	$0.1719
Voya Japan TOPIX Index® Portfolio
Class ADV	NII	$0.1642
Class I	NII	$0.2406
All Classes	LTCG	$0.2756
Voya Russell™ Large Cap Growth Index Portfolio
Class ADV	NII	$0.2292
Class I	NII	$0.3506
Class S	NII	$0.2864
Voya Russell™ Large Cap Index Portfolio
Class ADV	NII	$0.2258
Class I	NII	$0.3093
Portfolio Name	Type	Per Share Amount
Voya Russell™ Large Cap Index Portfolio (continued)
Class S	NII	$0.2655
Class S2	NII	$0.2454
Voya Russell™ Large Cap Value Index Portfolio
Class ADV	NII	$0.3611
Class I	NII	$0.4520
Class S	NII	$0.4023
Voya Russell™ Mid Cap Growth Index Portfolio
Class I	NII	$0.2914
Class S	NII	$0.2148
Class S2	NII	$0.1815
Voya Russell™ Mid Cap Index Portfolio
Class ADV	NII	$0.1684
Class I	NII	$0.2360
Class P2	NII	$0.2360
Class S	NII	$0.1980
Class S2	NII	$0.1728
All Classes	STCG	$0.0078
All Classes	LTCG	$1.0737
Voya Russell™ Small Cap Index Portfolio
Class ADV	NII	$0.1099
Class I	NII	$0.1697
Class P2	NII	$0.1697
Class S	NII	$0.1333
Class S2	NII	$0.1147
All Classes	LTCG	$1.0745
Voya U.S. Bond Index Portfolio
Class ADV	NII	$0.1917
Class I	NII	$0.2456
Class P2	NII	$0.1815
Class S	NII	$0.2184
Class S2	NII	$0.2027
All Classes	STCG	$0.0234
All Classes	LTCG	$0.0044

NII – Net investment income
STCG – Short-term capital gain
LTCG – Long-term capital gain

TAX INFORMATION (Unaudited) (continued)

Of the ordinary distributions made during the year ended December 31, 2017, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:
Voya Russell™ Large Cap Growth Index Portfolio	100.00%
Voya Russell™ Large Cap Index Portfolio	100.00%
Voya Russell™ Large Cap Value Index Portfolio	100.00%
Voya Russell™ Mid Cap Growth Index Portfolio	99.25%
Voya Russell™ Mid Cap Index Portfolio	96.31%
Voya Russell™ Small Cap Index Portfolio	92.80%
The Portfolios designate the following amounts of long-term capital gain distributions as 20% rate long-term capital gain dividends under Internal Revenue Code Section 852(b)(3)(C):
Voya FTSE 100 Index® Portfolio	$9,377,821
Voya Japan TOPIX Index® Portfolio	$7,035,726
Voya Russell™ Mid Cap Index Portfolio	$132,447,004
Voya Russell™ Small Cap Index Portfolio	$56,947,199
Voya U.S. Bond Index Portfolio	$1,397,230
Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2017. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.
	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Voya Australia Index Portfolio	$3,809	$0.0003	87.70%
Voya Emerging Markets Index Portfolio	$1,523,734	$0.0271	82.17%
Voya Euro STOXX 50® Index Portfolio	$815,755	$0.0247	94.64%
Voya FTSE 100 Index® Portfolio	$14,207	$0.0005	90.59%
Voya Hang Seng Index Portfolio	$86,273	$0.0207	73.19%
Voya International Index Portfolio	$2,130,032	$0.0134	87.55%
Voya Japan TOPIX Index® Portfolio	$615,818	$0.0258	67.54%

*
None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld must be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.
Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.
Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (Unaudited)

The business and affairs of the Company are managed under the direction of the Board. A Director, who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Independent Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.
Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Independent Directors*:
Colleen D. Baldwin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 57	Director	May 2013 – Present	President, Glantuam Partners, LLC, a business consulting firm (January 2009 – Present).	151	DSM/Dentaquest, Boston, MA (February 2014 – Present).
John V. Boyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Chairperson Director	January 2014 – Present May 2013 – Present	President and Chief Executive Officer, Bechtler Arts Foundation, an arts and education foundation (January 2008 – Present).	151	None.
Patricia W. Chadwick 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	May 2013 – Present	Consultant and President, Ravengate Partners LLC, a consulting firm that provides advice regarding financial markets and the global economy (January 2000 – Present).	151	Wisconsin Energy Corporation (June 2006 – Present); The Royce Funds (23 funds) (December 2009 – Present); and AMICA Mutual Insurance Company (1992 – Present).
Martin J. Gavin 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, AZ 85258 Age: 67	Director	August 2015 – Present	Retired. Formerly, President and Chief Executive Officer, Connecticut Children’s Medical Center (May 2006 – November 2015).	151	None.
Russell H. Jones 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	December 2007 – Present	Retired.	151	None.
Patrick W. Kenny 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Director	May 2013 – Present	Retired.	151	Assured Guaranty Ltd. (April 2004 – Present).
Joseph E. Obermeyer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Director	January 2003 – Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 – Present).	151	None.
Sheryl K. Pressler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 67	Director	May 2013 – Present	Consultant (May 2001 – Present).	151	None.

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years	Number of funds in Fund Complex Overseen by Director(2)	Other Board Positions Held by Director
Christopher P. Sullivan 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Director	October 2015 – Present	Retired. Formerly, President, Bond Division, Fidelity Management and Research (June 2009 – September 2012).	151	None.
Roger B. Vincent 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 72	Director	May 2013 – Present	Retired.	151	None.
Director who is an “interested person”:
Shaun P. Mathews(3) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	Director	December 2007 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).	151	Voya Capital Corporation, LLC and Voya Investments Distributor, LLC (December 2005 – Present); Voya Funds Services, LLC, Voya Investments, LLC and Voya Investment Management (March 2006 – Present); and Voya Investment Trust Co. (April 2009 – Present).

(1)
Directors serve until their successors are duly elected and qualified. The tenure of each Director who is not an “interested person” as defined in the 1940 Act, of each Portfolio (“Independent Director”) is subject to the Board’s retirement policy which states that each duly elected or appointed Independent Director shall retire from and cease to be a member of the Board of Directors at the close of business on December 31 of the calendar year in which the Independent Director attains the age of 75. A majority vote of the Board’s other Independent Directors may extend the retirement date of an Independent Director if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director or otherwise comply under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors).

(2)
For the purposes of this table, “Fund Complex” means the Voya family of funds including the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Balanced Portfolio, Inc.; Voya Emerging Markets High Dividend Equity Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio; Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya International High Dividend Equity Income Fund; Voya Investors Trust; Voya Mutual Funds; Voya Natural Resources Equity Income Fund; Voya Partners, Inc.; Voya Prime Rate Trust; Voya Senior Income Fund; Voya Separate Portfolios Trust; Voya Series Fund, Inc.; Voya Strategic Allocation Portfolios, Inc.; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of January 31, 2018.

(3)
Mr. Mathews is deemed to be an “interested person” of the Company as defined in the 1940 Act, because of his current affiliation with the Voya funds, Voya Financial, Inc., or Voya Financial, Inc.’s affiliates.

*
Effective December 31, 2017, Peter S. Drotch retired as a Director of the Board.

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Shaun P. Mathews 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 62	President and Chief Executive Officer	December 2006 – Present	President and Chief Executive Officer, Voya Investments, LLC (December 2006 – Present).
Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Executive Vice President	April 2002 – Present	Managing Director and Chief Operating Officer, Voya Investments, LLC and Voya Funds Services, LLC (March 2012 – Present). Formerly, Chief Compliance Officer, Directed Services LLC and Voya Investments, LLC (March 2011 – December 2013).
Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 67	Executive Vice President Chief Investment Risk Officer	March 2002 – Present May 2013 – Present	Executive Vice President, Voya Investments, LLC (July 2000 – Present) and Chief Investment Risk Officer, Voya Investments, LLC (January 2003 – Present).
Kevin M. Gleason 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 51	Chief Compliance Officer	February 2012 – Present	Senior Vice President, Voya Investment Management and Chief Compliance Officer, Voya Family of Funds (February 2012 – Present).
Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 – Present	Senior Vice President, Voya Investments, LLC and Voya Funds Services, LLC (April 2005 – Present).
Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Senior Vice President	December 2003 – Present	Senior Vice President, Voya Investments, LLC (September 2003 – Present).
Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Senior Vice President	June 2006 – Present	Senior Vice President, Head of Division Operations, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (March 2006 – Present).
Fred Bedoya 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 45	Vice President and Treasurer	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2012 – Present).
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Vice President	September 2004 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (September 2004 – Present).
Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 64	Vice President	March 2003 – Present	Vice President, Voya Funds Services, LLC (February 1996 – Present) and Voya Investments, LLC (October 2004 – Present); Vice President and Anti-Money Laundering Officer, Voya Investments Distributor, LLC (April 2010 – Present). Anti-Money Laundering Officer, Voya Financial, Inc. (January 2013 – Present); and Anti-Money Laundering Officer, Voya Investment Management Trust Co. (October 2012 – Present).
Sara M. Donaldson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 58	Vice President	September 2014 – Present	Vice President, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President, Voya Funds Services, LLC (April 2014 – October 2015). Formerly, Director, Compliance, AXA Rosenberg Global Services, LLC (September 1997 – March 2014).

DIRECTOR AND OFFICER INFORMATION (Unaudited) (continued)

Name, Address and Age	Position(s) Held With the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) – During the Past 5 Years
Micheline S. Favor 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Vice President	September 2016 – Present	Vice President, Head of Fund Compliance, Voya Investments LLC, and Chief Compliance Officer for Voya Investments, LLC and Directed Services, LLC (June 2016 – Present). Formerly, Vice President, Mutual Fund Compliance (March 2014 – June 2016); Assistant Vice President, Mutual Fund Compliance (May 2013 – March 2014); Assistant Vice President, Senior Project Manager (May 2008 – May 2013).
Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 50	Vice President	March 2002 – Present	Vice President, Voya Funds Services, LLC (November 1995 – Present) and Voya Investments, LLC (August 1997 – Present).
Jason Kadavy 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Vice President	September 2012 – Present	Vice President, Voya Investments, LLC (October 2015 – Present) and Voya Funds Services, LLC (July 2007 – Present).
Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 60	Vice President	March 2006 – Present	Vice President – Mutual Fund Product Development, Voya Investments, LLC (July 2012 – Present); Vice President, Voya Family of Funds (March 2010 – Present) and Vice President, Voya Funds Services, LLC (March 2006 – Present).
Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 48	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 – Present). Formerly, Vice President – Director of Tax, Voya Funds Services, LLC (March 2013 – October 2015). Formerly, Assistant Vice President – Director of Tax, Voya Funds Services, LLC (March 2008 – February 2013).
Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 54	Secretary	May 2013 – Present	Senior Vice President and Chief Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Paul A. Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Assistant Secretary	August 2010 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).
Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Assistant Secretary	May 2013 – Present	Vice President and Senior Counsel, Voya Investment Management – Mutual Fund Legal Department (March 2010 – Present).

(1)
The Officers hold office until the next annual meeting of the Board of Directors and until their successors shall have been elected and qualified.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT MANAGEMENT CONTRACTS AND SUB-ADVISORY CONTRACTS
At a meeting held on November 16, 2017, the Board, including a majority of the Independent Directors, considered and approved the renewal of the investment management contracts (the “Management Contracts”) between Voya Investments, LLC (the “Manager”) and Voya Variable Portfolios, Inc. (the “Company”), on behalf of Voya Australia Index Portfolio, Voya Emerging Markets Index Portfolio, Voya Euro STOXX 50® Index Portfolio, Voya FTSE 100 Index® Portfolio, Voya Hang Seng Index Portfolio, Voya International Index Portfolio, Voya Japan TOPIX Index® Portfolio, Voya Russell™ Large Cap Growth Index Portfolio, Voya Russell™ Large Cap Index Portfolio, Voya Russell™ Large Cap Value Index Portfolio, Voya Russell™ Mid Cap Growth Index Portfolio, Voya Russell™ Mid Cap Index Portfolio, Voya Russell™ Small Cap Index Portfolio, and Voya U.S. Bond Index Portfolio, each a series of the Company (“the Portfolios”), and the sub-advisory contracts (the “Sub-Advisory Contracts”) with Voya Investment Management Co. LLC, the sub-adviser to each Portfolio (the “Sub-Adviser”), for an additional one year period ending November 30, 2018. In determining to renew such contracts, the Board took into account information furnished to it throughout the year at meetings of the Board and its committees, including regarding performance, expenses, and other matters.
In addition to the Board meeting on November 16, 2017, the Independent Directors also held meetings outside the presence of personnel representing the Manager or Sub-Adviser (collectively, such persons are referred to herein as “Management”) on October 12, 2017, and November 14, 2017, specifically to review and consider materials related to the proposed continuance of each Management Contract and Sub-Advisory Contract that they believed to be relevant to the renewal of the Management Contracts and Sub-Advisory Contracts in light of the legal advice furnished to them by K&L Gates LLP, their independent legal counsel, and their own business judgment. Subsequent references herein to factors considered and determinations made by the Independent Directors and/or the Board include, as applicable, factors considered and determinations made at those meetings by the Independent Directors. While the Board considered the renewal of the management contracts and sub-advisory contracts for all of the applicable investment companies in the Voya family of funds at the same meetings, the Board considered each Voya fund’s investment management and sub-advisory relationships separately.
The Board follows a structured process pursuant to which it seeks and considers relevant information when it evaluates whether to renew existing investment management and sub-advisory contracts for the Voya funds. The Board has established a Contracts Committee and three Investment Review Committees (the “IRCs”), each of which includes only Independent Directors as members. The Contracts Committee provides oversight with respect to the management and sub-advisory contracts approval and renewal process, and each IRC provides oversight throughout the year regarding the investment performance of the sub-advisers, as well as the Manager’s role in monitoring the sub-advisers, with respect to each Voya fund that is assigned to that IRC.
The Contracts Committee oversees, and annually recommends Board approval of updates to, a methodology guide for the Voya funds (“Methodology Guide”). The Methodology Guide sets out a framework pursuant to which the Independent Directors request, and Management provides, certain information that the Independent Directors deem to be important or potentially relevant. The Independent Directors retain the services of an independent consultant with experience in the mutual fund industry to assist the Contracts Committee in developing and recommending to the Board: (1) a selected peer group of investment companies for each Portfolio (“Selected Peer Group”) based on that Portfolio’s particular attributes, such as fund type and size, fund category (as determined by Morningstar, Inc., an independent provider of mutual fund data (“Morningstar”)), sales channels and structure and the Portfolio share class being compared to the Selected Peer Group, and (2) updates to the Methodology Guide with respect to the content and format of various data including, but not limited to, investment performance, fee structure, and expense information prepared in connection with the renewal process.
Provided below is an overview of certain material factors that the Board considered at its meetings regarding the renewal of the Management Contracts and Sub-Advisory Contracts and the compensation to be paid thereunder. Board members did not identify any particular information or factor that was overarching, and each Board member may have accorded different weight to the various factors in reaching his or her conclusions with respect to each Portfolio’s investment management and sub-advisory arrangements.
Nature, Extent and Quality of Services
The Manager oversees, subject to the authority of the Board, the provision of all investment advisory and portfolio management services for the Portfolios, but may delegate certain of these responsibilities to one or more sub-advisers.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

In addition, the Manager provides administrative services reasonably necessary for the operation of the Portfolios as set forth in the Management Contracts, including oversight of the Portfolios’ operations and risk management and the oversight of their various other service providers.
The Board considered the “manager-of-managers” platform of the Voya funds that has been developed by the Manager pursuant to which the Manager selects, subject to the Board’s approval, experienced sub-advisers to provide day-to-day management services to all or a portion of each Voya fund. The Board recognized that the Manager is responsible for monitoring the investment program, performance, developments, ongoing operations, and regulatory compliance of the Sub-Adviser with respect to the Portfolios under this manager-of-managers arrangement. The Board also considered the techniques and resources that the Manager has developed to provide this ongoing oversight and due diligence with respect to the sub-advisers and to advocate or recommend, when it believes appropriate, changes in investment strategies or investment sub-advisers designed to assist in improving a Voya fund’s performance. The Board was advised that, in connection with the Manager’s performance of these duties, the Manager has developed an oversight process formulated by its Manager Research & Selection Group which reviews, among other matters, performance data, the Sub-Adviser’s management team, portfolio data and attribution analysis related to the Sub-Adviser through various means, including, but not limited to, in-person meetings, on-site visits, and telephonic meetings with the Sub-Adviser.
Further, the Board considered periodic compliance reports it receives from the Company’s Chief Compliance Officer evaluating whether the regulatory compliance systems and procedures of the Manager and the Sub-Adviser are reasonably designed to ensure compliance with the federal securities laws and whether the investment policies and restrictions for each Portfolio are consistently complied with, and other periodic reports covering related matters.
The Board considered the portfolio management team assigned by the Sub-Adviser to the Portfolios and the level of resources committed to the Portfolios (and other relevant funds in the Voya funds) by the Manager and the Sub-Adviser, and whether those resources are sufficient to provide high-quality services to the Portfolios.
Based on their deliberations and the materials presented to them, the Board concluded that the nature, extent and quality of the overall services provided by the Manager and the Sub-Adviser under the Management Contracts and Sub-Advisory Contracts were appropriate.
Portfolio Performance
In assessing investment management and sub-advisory relationships, the Board placed emphasis on the investment returns of each Portfolio, including its investment performance over certain time periods compared to the Portfolio’s Morningstar category average, Selected Peer Group and primary benchmark. The Board also considered information from the Manager Research & Selection Group and received reports summarizing a separate analysis of the Portfolio’s performance and risk, including risk-adjusted investment return information, by the Company’s Chief Investment Risk Officer. With respect to each Portfolio that seeks investment results corresponding to the performance of an index (commonly referred to an as an “index fund”), the Board focused on the reasonableness of the differences between the Portfolio’s net performance and the total return of such index during these time periods, but also considered the performance of the Portfolio relative to the applicable Morningstar category or Selected Peer Group.
Economies of Scale
When evaluating the reasonableness of management fee schedules, the Board considered whether economies of scale have been or likely will be realized by the Manager and the Sub-Adviser as a Portfolio grows larger and the extent to which any such economies are reflected in contractual fee schedules. In this regard, the Board noted any breakpoints in management fee schedules that will result in a lower management fee rate when such Portfolio achieves sufficient asset levels to receive a breakpoint discount. The Board also considered that, while some of the Portfolios do not have management fee breakpoints, they may have fee waiver and/or expense reimbursement arrangements. The Board considered the extent to which economies of scale realized by the Manager or the Sub-Adviser could be shared with each Portfolio through such fee waivers, expense reimbursements or other expense reductions. In evaluating these matters, the Independent Directors also considered periodic management reports, Selected Peer Group comparisons, and industry information regarding economies of scale. In the case of sub-advisory fee rates, the Board considered that any breakpoints would inure to the benefit of the Manager.
Information Regarding Services to Other Clients
The Board considered information regarding the nature of services, performance, and fee schedules offered by the Manager and the Sub-Adviser to other clients with similar investment objectives, if applicable, including other registered investment companies and relevant institutional

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

accounts. When the fee schedules offered to or the performance of other clients differed materially from a Portfolio, the Board took into account the underlying rationale provided by the Manager or the Sub-Adviser, as applicable, for these differences. The Board also considered that the fee schedules charged to the Portfolios and other institutional clients of the Manager or the Sub-Adviser (including other investment companies) and the performance of the Portfolios and the other accounts, as applicable, may differ materially due to, among other reasons: differences in services; different regulatory requirements associated with registered investment companies; market differences in fee schedules that existed when a Portfolio first was organized; differences in the original sponsors; investment capacity constraints that existed when certain contracts were first agreed upon or that might exist at present; and different pricing structures that are necessary to be competitive in different marketing channels.
Fee Schedules, Profitability, and Fall-out Benefits
The Board reviewed and considered the contractual management fee schedule payable by each Portfolio to the Manager compared to the Portfolio’s Selected Peer Group. The Board also considered the contractual sub-advisory fee schedule payable by the Manager to the Sub-Adviser for sub-advisory services for each Portfolio, including the portion of the contractual management fee rates that are paid to the Sub-Adviser, as compared to the portion retained by the Manager. In addition, the Board considered any fee waivers, expense limitations, and/or recoupment arrangements that apply to the fees payable by the Portfolios, including whether the Manager intends to propose any changes thereto. For each Portfolio, the Board separately determined that the fees payable to the Manager and the fee schedule payable to the Sub-Adviser are reasonable for the services that each performs, which were considered in light of the nature, extent and quality of the services that each has performed and is expected to perform.
For each Portfolio, the Board considered information on revenues, costs and profits or losses realized by the Manager and the Voya-affiliated Sub-Adviser. In analyzing the profitability of the Manager and its affiliated service providers in connection with services they render to a Portfolio, the Board took into account the sub-advisory fee rate payable by the Manager to the Sub-Adviser. The Board also considered the profitability of the Manager and its affiliated Sub-Adviser attributable to servicing each Portfolio both with and without taking into account the profitability of the distributor of the Portfolios and both before and after giving effect to any expenses incurred by the Manager or the affiliated Sub-Adviser in making payments to affiliated insurance companies.
Although the Methodology Guide establishes a framework for profit calculation, the Board recognized that there is no uniform methodology within the asset management industry for determining profitability for this purpose. The Board also recognized that the use of different reasonable methodologies can give rise to dramatically different reported profit and loss results with respect to the Manager and the Voya-affiliated Sub-Adviser, as well as other industry participants with whom the profits of the Manager and its affiliated Sub-Adviser could be compared. In addition, the Board recognized that Management’s calculations regarding its costs incurred in establishing the infrastructure necessary for the Portfolios’ operations may not be fully reflected in the expenses allocated to each Portfolio in determining profitability, and that the information presented may not portray all of the costs borne by the Manager or reflect all risks, including entrepreneurial, regulatory, legal and operational risks, associated with offering and managing a mutual fund complex in the current regulatory and market environment.
The Board also considered that the Manager is entitled to earn a reasonable level of profits for the services that it provides to the Portfolios. The Board also received information regarding the potential fall-out benefits to the Manager and Sub-Adviser and their respective affiliates from their association with the Portfolios, including their ability to engage in soft-dollar transactions on behalf of the Portfolios. Following its reviews, the Board determined that the Manager’s and the Voya-affiliated Sub-Adviser’s profitability with respect to their services to the Portfolios and the Manager and Sub-Adviser’s potential fall-out benefits were not unreasonable.
Portfolio-by-Portfolio Analysis
Set forth below are certain of the specific factors that the Board considered, and the conclusions reached, at its October 12, 2017, November 14, 2017, and/or November 16, 2017 meetings in relation to approving each Portfolio’s Management Contracts and Sub-Advisory Contracts. These specific factors are in addition to those considerations discussed above. In each case, the Portfolio’s performance was compared to its primary benchmark and Morningstar category. With respect to Morningstar quintile rankings, the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. The performance data provided to the Board primarily was for various periods ended March 31, 2017. In addition, the Board also considered at its October 12, 2017, November 14, 2017, and November 16, 2017 meetings certain additional data

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

regarding performance and Portfolio asset levels and flows as of August 31, 2017, and September 30, 2017. Each Portfolio’s management fee rate and expense ratio were compared to the fees and expense ratios of the funds in its Selected Peer Group.
Voya Australia Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Australia Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its benchmark index, and Management’s representations regarding such difference. The Board also considered that, based on performance data for the periods ended March 31, 2017, the Portfolio outperformed its primary benchmark for the year-to-date and one-year periods, and underperformed for the three-year and five-year periods.
In analyzing this performance data, the Board took into account: (1) that Morningstar does not provide rankings, percentiles or a category average for the Portfolio since it falls within Morningstar’s Miscellaneous Region Category; and (2) Management’s analysis of factors unique to the Portfolio that may have affected its performance, including the impact of foreign income tax withholding and the valuation of certain foreign securities held by the Portfolio, and the Portfolio’s cash flows and trading costs.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is above the median and below the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) Management’s discussion of fee waivers and/or expense reimbursements, which lower the Portfolio’s net effective management fee rate; and (2) Management’s representations regarding the competitiveness of the Portfolio’s net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2017. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Emerging Markets Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Emerging Markets Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its benchmark index, and Management’s representations regarding such difference. The Board also considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for the year-to-date and one-year periods and underperformed for the three-year and five-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the year-to-date, one-year and three-year periods, and the fourth quintile for the five-year period.
In analyzing this performance data, the Board took into account: Management’s discussion of the Portfolio’s favorable performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) Management’s discussion of fee waivers and/or reimbursements, which lower the Portfolio’s net effective management fee rate; (2) that, as directed by the Board during the 2016 annual contract renewal cycle, the

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

Manager agreed to waive more of its management fees for the Portfolio, effective January 1, 2017; and (3) Management’s representations regarding the competitiveness of the Portfolio’s net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Euro STOXX 50® Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Euro STOXX 50® Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its benchmark index, and Management’s representations regarding such difference. The Board also considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for the year-to-date and one-year periods, and underperformed for the three-year and five-year periods; (2) the Portfolio outperformed its primary benchmark for all periods presented, with the exception of the three-year period, during which it underperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods, the third quintile for the five-year period, and the fourth quintile for the three-year period.
In analyzing this performance data, the Board took into account: (1) Management’s analysis of factors unique to the Portfolio that may have affected its performance relative to its benchmark, including the impact of foreign income tax withholding, the valuation of certain foreign securities held by the Portfolio, and the Portfolio’s cash flows and trading costs; and (2) Management’s discussion of the Portfolio’s favorable performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a
Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is above the median and below the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) Management’s discussion of fee waivers and/or expense reimbursements, which lower the Portfolio’s net effective management fee rate; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya FTSE 100 Index® Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya FTSE 100 Index® Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its benchmark index, and Management’s representations regarding such difference. The Board also considered that, based on performance data for the periods ended March 31, 2017, the Portfolio outperformed its primary benchmark for the year-to-date and one-year periods and underperformed for the three-year and five-year periods.
In analyzing this performance data, the Board took into account: (1) that Morningstar does not provide rankings, percentiles or a category average for the Portfolio since it falls within Morningstar’s Miscellaneous Region Category; and (2) Management’s analysis of factors that may have affected the Portfolio’s performance, including the impact of foreign income tax withholding and the valuation of certain foreign securities held by the Portfolio.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account Management’s discussion that fee waivers and/or expense reimbursements, which lower the Portfolio’s net effective management fee rate.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Hang Seng Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Hang Seng Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its benchmark index, and Management’s representations regarding such difference. The Board also considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, the second quintile for the three-year period, the third quintile for the five-year period, and the fourth quintile for the year-to-date period.
In analyzing this performance data, the Board took into account: (1) Management’s analysis of factors unique to the Portfolio that may have affected its performance, including the impact of foreign income tax withholding, the valuation of certain foreign securities held by the Portfolio, and the Portfolio’s cash flows and trading costs; and (2) Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is above the median and below the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) Management’s discussion of fee waivers and/or expense reimbursements, which lower the Portfolio’s net effective management fee rate; (2) that, as directed by the Board during the 2016 annual contract renewal cycle, the Manager agreed to waive more of its management fees for the Portfolio, effective January 1, 2017; and (3) Management’s representations regarding the competitiveness of the Portfolio’s net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya International Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

International Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its benchmark index, and Management’s representations regarding such difference. The Board also considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for the one-year and five-year periods, and underperformed for the year-to-date and three-year periods; (2) the Portfolio outperformed its primary benchmark for the year-to-date and one-year periods, and underperformed for the three-year and five-year periods; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year and five-year periods, and the third quintile for the year-to-date and three-year periods.
In analyzing this performance data, the Board took into account Management’s discussion of the Portfolio’s favorable performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is above the median and below the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) Management’s discussion of fee waivers and/or expense reimbursements, which lower the Portfolio’s net effective management fee rate; (2) that, as directed by the Board during the 2016 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective January 1, 2017; and (3) Management’s representations regarding the competitiveness of the Portfolio’s net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the
Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Japan TOPIX Index® Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Japan TOPIX Index® Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its benchmark index, and Management’s representations regarding such difference. The Board also considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for the year-to-date and one-year periods, and underperformed for the three-year and five-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented, with the exception of the year-to-date period, during which it outperformed; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date and one-year periods, and the third quintile for the three-year and five-year periods.
In analyzing this performance data, the Board took into account: (1) Management’s analysis of factors unique to the Portfolio that may have affected its performance relative to its benchmark, including the impact of foreign income tax withholding, the valuation of certain foreign securities held by the Portfolio, and the Portfolio’s cash flows and trading costs; and (2) Management’s discussion of the Portfolio’s favorable performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a level fee rate that does not include breakpoints; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is equal to the median and below the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account Management’s discussion of fee waivers and/or expense reimbursements, which lower the Portfolio’s net effective management fee rate.

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russell™ Large Cap Growth Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Russell™ Large Cap Growth Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its benchmark index, and Management’s representations regarding such difference. The Board also considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year and five-year periods, and the second quintile for the year-to-date and one-year periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is below the median and the average net expense ratios of the funds in its Selected Peer Group. To assist the Board in its deliberations regarding this fee data, the Board was provided with information regarding the effect of fee waivers and/or expense reimbursements on the Portfolio’s net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russell™ Large Cap Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Russell™ Large Cap Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its benchmark index, and Management’s representations regarding such difference. The Board also considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the three-year period, and the second quintile for the year-to-date, one-year and five-year periods.
In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) that, as directed by the Board during the 2017 annual contract renewal cycle, lower expense limits were

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

implemented for the Portfolio, effective January 1, 2018; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russell™ Large Cap Value Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Russell™ Large Cap Value Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its benchmark index, and Management’s representations regarding such difference. The Board also considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the year-to-date period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the one-year, three-year and five-year periods, and the fourth quintile for year-to-date period.
In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) Management’s discussion of fee waivers and/or expense reimbursements, which lower the Portfolio’s net effective management fee rate; and (2) Management’s representations regarding the competitiveness of the Portfolio’s net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russell™ Mid Cap Growth Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Russell™ Mid Cap Growth Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its benchmark index, and Management’s representations regarding such difference. The Board also considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for the three-year and five-year periods, and underperformed for the year-to-date and one-year periods; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the three-year and five-year periods, and the fourth quintile for the year-to-date and one-year periods.
In analyzing this performance data, the Board took into account Management’s discussion of the Portfolio’s favorable performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) Management’s discussion of fee waivers and/or expense reimbursements, which lower the Portfolio’s net effective management fee rate; (2) that, as directed by the Board during the 2017 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective January 1, 2018; and (3) Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russell™ Mid Cap Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Russell™ Mid Cap Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its benchmark index, and Management’s representations regarding such difference. The Board also considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented, with the exception of the one-year period, during which it underperformed; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the second quintile of its Morningstar category for the year-to-date, three-year and five-year periods, and the third quintile for the one-year period.
In analyzing this performance data, the Board took into account Management’s discussion of the Portfolio’s favorable performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account: (1) that, as directed by the Board during the 2017 annual contract renewal cycle, lower expense limits were implemented for the Portfolio, effective January 1, 2018; and (2) Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya Russell™ Small Cap Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya Russell™ Small Cap Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its benchmark index, and Management’s representations regarding such difference. The Board also considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio outperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its

ADVISORY AND SUB-ADVISORY CONTRACT APPROVAL DISCUSSION (Unaudited) (continued)

primary benchmark for all periods presented; and (3) the Portfolio is ranked in the first (highest) quintile of its Morningstar category for the one-year period, and the second quintile for the year-to-date, three-year and five-year periods.
In analyzing this performance data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s performance during certain periods.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the fairness of the compensation under a Management Contract with a breakpoint fee schedule where the asset level necessary to achieve a breakpoint discount had not been reached by the Portfolio; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is above the median and the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.
Voya U.S. Bond Index Portfolio
In considering whether to approve the renewal of the Management and Sub-Advisory Contracts for Voya U.S. Bond Index Portfolio, the Board considered the difference between the Portfolio’s performance and the performance of its benchmark index, the Bloomberg Barclays U.S.
Aggregate Bond Index, and Management’s representations regarding such difference. The Board also considered that, based on performance data for the periods ended March 31, 2017: (1) the Portfolio underperformed its Morningstar category average for all periods presented; (2) the Portfolio underperformed its primary benchmark for all periods presented; and (3) the Portfolio is ranked in the third quintile of its Morningstar category for the three-year period, the fourth quintile for the year-to-date and five-year periods, and the fifth (lowest) quintile for the one-year period.
In analyzing this performance data, the Board took into account Management’s representations regarding the Portfolio’s performance when compared to peers identified by Management.
In considering the fees payable under the Management and Sub-Advisory Contracts for the Portfolio, the Board took into account the factors described above and also considered: (1) the economies of scale benefits to the Portfolio and its shareholders from breakpoint discounts applicable to the Portfolio’s management fee rate, which result in lower fees at higher asset levels; and (2) the pricing structure (including the net expense ratio to be borne by shareholders) of the Portfolio, as compared to its Selected Peer Group, including that: (a) the contractual management fee rate for the Portfolio is below the median and above the average management fee rates of the funds in its Selected Peer Group; and (b) the net expense ratio for the Portfolio is above the median and the average net expense ratios of the funds in its Selected Peer Group.
In analyzing this fee data, the Board took into account Management’s representations regarding the competitiveness of the Portfolio’s management fee rate and net expense ratio.
After its deliberation, the Board reached the following conclusions: (1) the Portfolio’s management fee rate is reasonable in the context of all factors considered by the Board; (2) the Portfolio’s net expense ratio is reasonable in the context of all factors considered by the Board; (3) the Portfolio’s performance is reasonable in the context of all factors considered by the Board; and (4) the sub-advisory fee rate payable by the Manager to the Sub-Adviser is reasonable in the context of all factors considered by the Board. Based on these conclusions and other factors, the Board voted to renew the Management and Sub-Advisory Contracts for the Portfolio for the year ending November 30, 2018. During this renewal process, different Board members may have given different weight to different individual factors and related conclusions.

Investment Adviser
Voya Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Distributor
Voya Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258
Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111
Custodian
The Bank of New York Mellon
225 Liberty Street
New York, New York 10286
Legal Counsel
Ropes & Gray LLP
Prudential Tower
800 Boylston Street
Boston, Massachusetts 02199

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract or variable life insurance policy and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract or variable life insurance policy and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.
RETIREMENT | INVESTMENTS | INSURANCE
voyainvestments.com
VPAR-VIPALL          (1217-022118)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The code of ethics is filed herewith pursuant to Item 10(a)(1), Ex-99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Directors has determined that Colleen D. Baldwin, Martin J. Gavin, Patrick W. Kenny, Joseph E. Obermeyer, and Roger B. Vincent are audit committee financial experts, as defined in Item 3 of Form N-CSR. Ms. Baldwin, Mr. Gavin, Mr. Kenny, Mr. Obermeyer and Mr. Vincent are “independent” for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $441,543 for the year ended December 31, 2017 and $439,704 for the year ended December 31, 2016.

(b)	Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $51,300 for the year ended December 31, 2017 and $47,975 for the year ended December 31, 2016.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $101,817 for the year ended December 31, 2017 and $92,492 for the year ended December 31, 2016. Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state, and excise tax returns, tax services related to mergers and routine consulting.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $0 for the year ended December 31, 2017 and $0 for the year ended December 31, 2016.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.	Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the Voya funds (each a “Fund,” collectively, the “Funds”) set out on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors. As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds. The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds may establish two different approaches to pre-approving audit and non-audit services. The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”). The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors. Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee. Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors independence. The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds. Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality. Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval. For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate. The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval. The Committee will revise the list of services subject to general pre-approval as appropriate. This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

II.	Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval. Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide. They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing). The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A. The Committee must specifically approve all audit services not listed on Appendix A.

III.	Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors. The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services. Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B. The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.	Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence. Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.

The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C. The Committee must specifically approve all tax-related services not listed on Appendix C.

V.	Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund. The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D. The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.	Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors. Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval. The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services. The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.	Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management. If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee. Any such submission will include a detailed description of the services to be rendered. Notwithstanding this paragraph, the Committee will, on a quarterly basis, receive from the independent auditors a list of services provided for the previous calendar quarter on a cumulative basis by the auditors during the Pre-Approval Period.

VIII.	Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting. The Committee will identify any member to whom pre-approval authority is delegated in writing. The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate. The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.	Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds. This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Part of KPMG’s performance of an audit in accordance with standards of the Public Company Accounting Oversight Board (US) includes their responsibility to maintain and monitor auditor independence with respect to the Voya funds. Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the Voya entities that would impair KPMG independence with the respect to the Voya funds. KPMG requests pre-approval from the Voya funds Audit Committee for services provided to the Voya funds and for services to affiliated entities that relate to the financial reporting or nature of operations of the Voya Funds. Additionally, KPMG provides an annual summary of the fees for services that have commenced for Voya funds and Affiliates.

Last Approved: November 11, 2016

Appendix A
Pre-Approved Audit Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fee Range

Statutory audits or financial audits (including tax services associated with audit services)	√	As presented to Audit Committee[1]

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.	√	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.	√	Not to exceed $8,000 during the Pre-Approval Period

Seed capital audit and related review and issuance of consent on the N-2 registration statement	√	Not to exceed $14,750 per audit

Audit of summary portfolio of investments	√	Not to exceed $565 per fund

[1]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Services related to Fund mergers (Excludes tax services - See Appendix C for tax services associated with Fund mergers)	√	√	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]	√		Not to exceed $5,000 per occurrence during the Pre-Approval Period

Review of the Funds’ semi-annual and quarterly financial statements	√		Not to exceed $2,700 per set of financial statements per fund

Reports to regulatory or government agencies related to the annual engagement	√		Up to $5,000 per occurrence during the Pre-Approval Period

Regulatory compliance assistance	√	√	Not to exceed $5,000 per quarter

Training courses		√	Not to exceed $5,000 per course

For Prime Rate Trust, agreed upon procedures for quarterly reports to rating agencies	√		Not to exceed $9,450 per quarter

Appendix C

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions	√		As presented to Audit Committee[2]

Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	√		As presented to Audit Committee[2]

Assistance and advice regarding year-end reporting for 1099’s, as requested	√		As presented to Audit Committee[2]

Tax assistance and advice regarding statutory, regulatory or administrative developments	√	√	Not to exceed $5,000 for the Funds or for the Funds’ investment adviser during the Pre-Approval Period

[2]	For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in the auditors’ Proposal or any Engagement Letter covering the period at issue. Fees in the Engagement Letter will be controlling.

Appendix C, continued

Pre-Approved Tax Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Tax training courses		√	Not to exceed $5,000 per course during the Pre-Approval Period

Tax services associated with Fund mergers	√	√	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations.	√		Not to exceed $120,000 during the Pre-Approval Period

Appendix D
Pre-Approved Other Services for the Pre-Approval Period January 1, 2017 through December 31, 2017

Service	The Fund(s)	Fund Affiliates	Fee Range

Agreed-upon procedures for Class B share 12b-1 programs		√	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

Cost to be borne 50% by the Funds and 50% by Voya Investments, LLC.

	√	√	Not to exceed $5,700 per Fund during the Pre-Approval Period

Agreed upon procedures for 15 (c) FACT Books	√		Not to exceed $50,000 during the Pre-Approval Period

Appendix E

Prohibited Non-Audit Services
Dated:    January 1, 2017 to December 31, 2017

•	Bookkeeping or other services related to the accounting records or financial statements of the Funds

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

EXHIBIT A

VOYA ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

VOYA BALANCED PORTFOLIO, INC.

VOYA EMERGING MARKETS HIGH DIVIDEND EQUITY FUND

VOYA EQUITY TRUST

VOYA FUNDS TRUST

VOYA GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

VOYA GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INFRASTRUCTURE, INDUSTRIALS, AND MATERIALS FUND

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

VOYA INVESTORS TRUST

VOYA MUTUAL FUNDS

VOYA PARTNERS, INC.

VOYA PRIME RATE TRUST

VOYA NATURAL RESOURCES EQUITY INCOME FUND

VOYA SENIOR INCOME FUND

VOYA SEPARATE PORTFOLIOS TRUST

VOYA SERIES FUND, INC.

VOYA STRATEGIC ALLOCATIONS PORTFOLIOS, INC.
VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS INC,

VOYA VARIABLE PRODUCTS TRUST

(e)(2)	Percentage of services referred to in 4(b) – (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%

Not applicable.

(g)	Non-Audit Fees: The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to each Registrant by the independent registered public accounting firm for each Registrant’s fiscal years ended December 31, 2017 and December 31, 2016; and (ii) the aggregate non-audit fees billed to the investment adviser, or any of its affiliates that provide ongoing services to the registrant, by the independent registered public accounting firm for the same time periods.

Registrant/Investment Adviser	2017	2016
Voya Variable Portfolios, Inc.	$153,117	$140,467
Voya Investments, LLC (1)	$122,200	$93,650

__________________________________

(1) Each Registrant’s investment adviser and any of its affiliates, which are subsidiaries of Voya Financial, Inc.

(h)	Principal Accountants Independence: The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Complete schedule of investments, as applicable, is included as part of the reports to shareholders filed under Item 1 of this Form and filed herein, as applicable.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Voya Variable Portfolios, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Voya Index Plus LargeCap Portfolio, Voya Index Plus MidCap Portfolio, Voya Index Plus SmallCap Portfolio, Voya Global Equity Portfolio, Voya Small Company Portfolio, Voya Australia Index Portfolio, Voya Emerging Markets Index Portfolio, Voya FTSE 100 Index® Portfolio, Voya Hang Seng Index Portfolio, Voya International Index Portfolio, Voya Japan TOPIX® Index Portfolio, Voya Russell™ Large Cap Growth Index Portfolio, Voya Russell™ Large Cap Index Portfolio, Voya Russell™ Large Cap Value Index Portfolio, Voya Russell™ Mid Cap Growth Index Portfolio, Voya Russell™ Mid Cap Index Portfolio, Voya Russell™ Small Cap Index Portfolio, and Voya U.S. Bond Index Portfolio (the “Funds”), each a series of Voya Variable Portfolios, Inc., including the summary portfolios of investments, as of December 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the related notes (collectively, the "financial statements"), the financial highlights for each of the years or periods in the five-year period then ended (the financial statements and financial highlights are included in Item 1 of this Form N-CSR), and the portfolios of investments as of December 31, 2017 (included in Item 6 of this Form N-CSR). In our opinion, the financial statements, financial highlights, and portfolios of investments referred to above present fairly, in all material respects, the financial position of the Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements, financial highlights, and portfolios of investments are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements, financial highlights, and portfolios of investments based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements, financial highlights, and portfolios of investments are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, financial highlights, and portfolios of investments, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements, financial highlights, and portfolios of investments. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Voya investment companies since 1975.

Boston, Massachusetts

February 22, 2018

Voya Index Plus LargeCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.2%
		Consumer Discretionary: 10.7%
10,050	(1)	Amazon.com, Inc.	11,753,174	1.3
96,666		Aramark	4,131,505	0.5
78,742		Best Buy Co., Inc.	5,391,465	0.6
49,210		BorgWarner, Inc.	2,514,139	0.3
27,857	(1)	Burlington Stores, Inc.	3,427,247	0.4
75,148		Carnival Corp.	4,987,573	0.6
343,843		Comcast Corp. – Class A	13,770,912	1.6
43,223		Darden Restaurants, Inc.	4,150,273	0.5
88,687		Gap, Inc.	3,020,679	0.3
76,197		Home Depot, Inc.	14,441,617	1.6
78,053		Ross Stores, Inc.	6,263,753	0.7
37,746		Royal Caribbean Cruises Ltd.	4,502,343	0.5
92,788		Time Warner, Inc.	8,487,318	1.0
20,007		Vail Resorts, Inc.	4,250,887	0.5
20,479		Walt Disney Co.	2,201,697	0.3
			93,294,582	10.7

		Consumer Staples: 8.5%
124,186		Church & Dwight Co., Inc.	6,230,412	0.7
44,745		Coca-Cola Co.	2,052,901	0.2
97,132		CVS Health Corp.	7,042,070	0.8
35,607		JM Smucker Co.	4,423,814	0.5
102,586		PepsiCo, Inc.	12,302,113	1.4
111,958		Philip Morris International, Inc.	11,828,363	1.4
69,335		Pinnacle Foods, Inc.	4,123,352	0.5
70,098		Procter & Gamble Co.	6,440,604	0.7
50,098		Sysco Corp.	3,042,451	0.3
59,809		Tyson Foods, Inc.	4,848,716	0.6
120,970		Wal-Mart Stores, Inc.	11,945,787	1.4
			74,280,583	8.5

		Energy: 5.8%
33,279		Andeavor	3,805,121	0.5
43,580		Chevron Corp.	5,455,780	0.6
23,070	(1)	Diamondback Energy, Inc.	2,912,587	0.3
24,871		EOG Resources, Inc.	2,683,830	0.3
230,435		Exxon Mobil Corp.	19,273,583	2.2
160,156		Halliburton Co.	7,826,824	0.9
38,896		Marathon Petroleum Corp.	2,566,358	0.3
69,501		Valero Energy Corp.	6,387,837	0.7
			50,911,920	5.8

		Financials: 14.7%
18,541		Affiliated Managers Group, Inc.	3,805,540	0.4
66,366		Aflac, Inc.	5,825,608	0.7
44,748		Allstate Corp.	4,685,563	0.5
72,414		American Express Co.	7,191,434	0.8
43,400		Ameriprise Financial, Inc.	7,354,998	0.8
572,591		Bank of America Corp.	16,902,886	1.9
41,273	(1)	Berkshire Hathaway, Inc. – Class B	8,181,134	0.9

35,103		Citigroup, Inc.	2,612,014	0.3
157,555		Citizens Financial Group, Inc.	6,614,159	0.8
73,599		Comerica, Inc.	6,389,129	0.7
76,148		Discover Financial Services	5,857,304	0.7
153,566		JPMorgan Chase & Co.	16,422,348	1.9
242,348		Keycorp	4,888,159	0.6
126,113		Lazard Ltd.	6,620,933	0.8
65,709		Lincoln National Corp.	5,051,051	0.6
37,127		Prudential Financial, Inc.	4,268,863	0.5
13,263		S&P Global, Inc.	2,246,752	0.3
163,636		Synchrony Financial	6,317,986	0.7
68,380		Unum Group	3,753,378	0.4
61,440		Wells Fargo & Co.	3,727,565	0.4
			128,716,804	14.7

		Health Care: 13.5%
50,216		Amgen, Inc.	8,732,562	1.0
21,250		Anthem, Inc.	4,781,463	0.5
16,835	(1)	Biogen, Inc.	5,363,126	0.6
72,479	(1)	Celgene Corp.	7,563,909	0.9
56,180	(1)	Centene Corp.	5,667,438	0.6
20,851		Cigna Corp.	4,234,630	0.5
100,213	(1)	Express Scripts Holding Co.	7,479,898	0.8
22,042		Humana, Inc.	5,467,959	0.6
142,706		Johnson & Johnson	19,938,882	2.3
198,248		Merck & Co., Inc.	11,155,415	1.3
403,892		Pfizer, Inc.	14,628,968	1.7
51,490		Quest Diagnostics, Inc.	5,071,250	0.6
62,591		UnitedHealth Group, Inc.	13,798,812	1.6
58,354		Zoetis, Inc.	4,203,822	0.5
			118,088,134	13.5

		Industrials: 10.5%
36,162		Alaska Air Group, Inc.	2,658,269	0.3
35,457		Ametek, Inc.	2,569,569	0.3
37,539		Boeing Co.	11,070,626	1.3
30,030		Cummins, Inc.	5,304,499	0.6
111,474		Delta Air Lines, Inc.	6,242,544	0.7
60,293		Fortune Brands Home & Security, Inc.	4,126,453	0.5
124,232		General Electric Co.	2,167,848	0.2
75,344		Ingersoll-Rand PLC - Class A	6,719,931	0.8
15,658		L3 Technologies, Inc.	3,097,935	0.3
147,355		Masco Corp.	6,474,779	0.7
15,170		Owens Corning, Inc.	1,394,730	0.2
172,642	(1)	Quanta Services, Inc.	6,752,029	0.8
15,505		Snap-On, Inc.	2,702,522	0.3
94,784		Southwest Airlines Co.	6,203,613	0.7
40,155		Stanley Black & Decker, Inc.	6,813,902	0.8
52,261		Union Pacific Corp.	7,008,200	0.8
17,432	(1)	United Rentals, Inc.	2,996,735	0.3
87,317		Waste Management, Inc.	7,535,457	0.9
			91,839,641	10.5

		Information Technology: 24.9%
40,409	(1)	Adobe Systems, Inc.	7,081,273	0.8
17,099	(1)	Alphabet, Inc. - Class A	18,012,087	2.1
163,092		Apple, Inc.	27,600,059	3.2

See Accompanying Notes to Financial Statements

Voya Index Plus LargeCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

141,295	(1)	Cadence Design Systems, Inc.	5,908,957	0.7
340,733		Cisco Systems, Inc.	13,050,074	1.5
73,320		Cognizant Technology Solutions Corp.	5,207,186	0.6
64,853	(1)	Electronic Arts, Inc.	6,813,456	0.8
10,059	(1)	F5 Networks, Inc.	1,319,942	0.1
57,463	(1)	Facebook, Inc.	10,139,921	1.2
39,341		Fidelity National Information Services, Inc.	3,701,595	0.4
147,827	(1)	Fortinet, Inc.	6,458,562	0.7
262,235		HP, Inc.	5,509,557	0.6
256,131		Intel Corp.	11,823,007	1.4
365,100		Microsoft Corp.	31,230,654	3.6
76,490		Motorola Solutions, Inc.	6,910,107	0.8
228,321		Oracle Corp.	10,795,017	1.2
54,322	(1)	Red Hat, Inc.	6,524,072	0.7
94,339		Texas Instruments, Inc.	9,852,765	1.1
83,480	(1),(2)	Vantiv, Inc.	6,139,954	0.7
39,736	(1),(2)	VeriSign, Inc.	4,547,388	0.5
19,704		Visa, Inc. - Class A	2,246,650	0.3
46,645	(1),(2)	VMware, Inc.	5,845,551	0.7
59,304		Western Digital Corp.	4,716,447	0.5
117,201		Western Union Co.	2,227,991	0.3
123,120		Xerox Corp.	3,588,948	0.4
			217,251,220	24.9

		Materials: 2.6%
83,383	(1)	Berry Plastics Group, Inc.	4,892,081	0.6
39,447	(1)	Crown Holdings, Inc.	2,218,894	0.2
109,909		DowDuPont, Inc.	7,827,719	0.9
24,180		Eastman Chemical Co.	2,240,035	0.3
51,047		LyondellBasell Industries NV - Class A	5,631,505	0.6
			22,810,234	2.6

		Real Estate: 3.0%
58,658		American Tower Corp.	8,368,737	0.9
156,993		Gaming and Leisure Properties, Inc.	5,808,741	0.7
75,184		Highwoods Properties, Inc.	3,827,617	0.4
211,810		Host Hotels & Resorts, Inc.	4,204,429	0.5
25,723		Simon Property Group, Inc.	4,417,668	0.5
			26,627,192	3.0

		Telecommunication Services: 1.9%
384,991		AT&T, Inc.	14,968,450	1.7
34,514		Verizon Communications, Inc.	1,826,826	0.2
			16,795,276	1.9

		Utilities: 3.1%
49,830		Ameren Corp.	2,939,471	0.3
176,020		Centerpoint Energy, Inc.	4,991,927	0.6
52,245		Edison International	3,303,974	0.4
135,661		Exelon Corp.	5,346,400	0.6
53,730		NextEra Energy, Inc.	8,392,089	1.0
42,766	PG&E Corp.	1,917,200	0.2
		26,891,061	3.1

	Total Common Stock
	(Cost $682,815,511)	867,506,647	99.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
	Securities Lending Collateral(3): 1.8%
3,815,675	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $3,816,265, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $3,891,988, due 01/31/18-06/20/63)	3,815,675	0.4
3,815,675	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $3,816,273, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,891,989, due 01/11/18-12/01/51)	3,815,675	0.4
802,635	Jefferies LLC, Repurchase Agreement dated 12/29/17, 1.50%, due 01/02/18 (Repurchase Amount $802,767, collateralized by various U.S. Government Securities, 0.000%-1.750%, Market Value plus accrued interest $818,688, due 09/13/18-04/30/22)	802,635	0.1
3,815,675	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $3,816,277, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $3,891,989, due 02/15/43-02/15/44)	3,815,675	0.5

See Accompanying Notes to Financial Statements

Voya Index Plus LargeCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

3,815,675	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $3,816,357, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,921,635, due 01/15/19-02/15/46)	3,815,675	0.4
		16,065,335	1.8

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.9%
7,555,000	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $7,555,000)	7,555,000	0.9

	Total Short-Term Investments
	(Cost $23,620,335)	23,620,335	2.7

	Total Investments in Securities (Cost $706,435,846)	$891,126,982	101.9
	Liabilities in Excess of Other Assets	(16,721,549)	(1.9)
	Net Assets	$874,405,433	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.3%
		Consumer Discretionary: 12.6%
64,471		Aarons, Inc.	2,569,169	0.4
86,314	(1)	AMC Networks, Inc.	4,667,861	0.7
77,288	(2)	Big Lots, Inc.	4,339,721	0.7
112,602	(2)	Brinker International, Inc.	4,373,462	0.7
96,855		Brunswick Corp.	5,348,333	0.8
28,047	(1)	Burlington Stores, Inc.	3,450,622	0.5
32,869	(2)	Cheesecake Factory	1,583,628	0.3
3,959	(2)	Cracker Barrel Old Country Store, Inc.	629,046	0.1
180,694		Dana, Inc.	5,784,015	0.9
19,156	(1)	Deckers Outdoor Corp.	1,537,269	0.2
71,927		Dick's Sporting Goods, Inc.	2,067,182	0.3
34,162		Domino's Pizza, Inc.	6,455,252	1.0
102,291		Extended Stay America, Inc.	1,943,529	0.3
3,570		Graham Holdings Co.	1,993,310	0.3
30,189		Jack in the Box, Inc.	2,961,843	0.5
22,161		John Wiley & Sons, Inc.	1,457,086	0.2
153,705		KB Home	4,910,875	0.8
132,099	(1)	Live Nation Entertainment, Inc.	5,623,454	0.9
136,116	(1)	Michaels Cos, Inc.	3,292,646	0.5
1,687	(1)	NVR, Inc.	5,918,367	0.9
604,829		Office Depot, Inc.	2,141,095	0.3
35,524	(1)	Sotheby's	1,833,038	0.3
49,164		TEGNA, Inc.	692,229	0.1
39,514		Thor Industries, Inc.	5,955,550	0.9
			81,528,582	12.6

		Consumer Staples: 3.5%
49,592		Church & Dwight Co., Inc.	2,488,031	0.4
61,759		Energizer Holdings, Inc.	2,963,197	0.5
35,119		Flowers Foods, Inc.	678,148	0.1
45,779		Ingredion, Inc.	6,399,904	1.0
22,933		Nu Skin Enterprises, Inc.	1,564,718	0.2
26,523	(1)	Post Holdings, Inc.	2,101,417	0.3
65,938	(1)	Sprouts Farmers Market, Inc.	1,605,590	0.2
98,732	(1)	United Natural Foods, Inc.	4,864,526	0.8
			22,665,531	3.5

		Energy: 3.9%
28,984	(1)	Diamondback Energy, Inc.	3,659,230	0.6
45,195		EQT Corp.	2,572,499	0.4
140,253	(1)	Gulfport Energy Corp.	1,789,628	0.3
58,397		HollyFrontier Corp.	2,991,094	0.4
96,303		PBF Energy, Inc.	3,413,941	0.5
249,924	(1)	QEP Resources, Inc.	2,391,773	0.4
786,656	(1)	Southwestern Energy Co.	4,389,541	0.7
189,828	(1)	Transocean Ltd.	2,027,363	0.3
77,947		World Fuel Services Corp.	2,193,429	0.3
			25,428,498	3.9

		Financials: 17.0%
10,503		Ameriprise Financial, Inc.	1,779,943	0.3
113,964		Bank of the Ozarks, Inc.	5,521,556	0.9
28,587		Cathay General Bancorp.	1,205,514	0.2
80,443		Chemical Financial Corp.	4,301,287	0.7
94,911		Citizens Financial Group, Inc.	3,984,364	0.6
46,675		Comerica, Inc.	4,051,857	0.6
21,447		Cullen/Frost Bankers, Inc.	2,029,959	0.3
120,125		East West Bancorp, Inc.	7,307,204	1.1
27,450		Eaton Vance Corp.	1,547,905	0.2
44,271		Federated Investors, Inc.	1,597,298	0.2
98,451		First American Financial Corp.	5,517,194	0.9
282,674		First Horizon National Corp.	5,650,653	0.9
358,588	(1)	Genworth Financial, Inc.	1,115,209	0.2
68,285		Hartford Financial Services Group, Inc.	3,843,080	0.6
205,691		Keycorp	4,148,787	0.6
72,818		Lazard Ltd.	3,822,945	0.6
121,851		Legg Mason, Inc.	5,115,305	0.8
15,049		MarketAxess Holdings, Inc.	3,036,136	0.5
48,813		MB Financial, Inc.	2,173,155	0.3
20,127		MSCI, Inc. - Class A	2,546,871	0.4
263,508		Old Republic International Corp.	5,633,801	0.9
69,683		PacWest Bancorp	3,512,023	0.5
54,348		Primerica, Inc.	5,519,039	0.9
58,659		Progressive Corp.	3,303,675	0.5
26,481		Reinsurance Group of America, Inc.	4,129,182	0.6
5,559	(1)	Signature Bank	763,028	0.1
137,142		Sterling Bancorp/DE	3,373,693	0.5
75,361		Stifel Financial Corp.	4,488,501	0.7
2,983	(1)	SVB Financial Group	697,336	0.1
229,822		TCF Financial Corp.	4,711,351	0.7
69,273	(1)	Western Alliance Bancorp.	3,922,237	0.6
			110,350,088	17.0

		Health Care: 7.6%
3,275	(1)	Abiomed, Inc.	613,768	0.1
74,997	(1)	Bioverativ, Inc.	4,043,838	0.6
50,797	(1)	Charles River Laboratories International, Inc.	5,559,732	0.9
91,280	(1)	Globus Medical, Inc.	3,751,608	0.6
32,489	(1)	Halyard Health, Inc.	1,500,342	0.2
109,868		Healthsouth Corp.	5,428,578	0.8
46,818		Hill-Rom Holdings, Inc.	3,946,289	0.6
85,533	(1),(2)	Mallinckrodt PLC - W/I	1,929,624	0.3
55,037	(1)	Masimo Corp.	4,667,138	0.7
11,443	(1)	NuVasive, Inc.	669,301	0.1
33,389		Owens & Minor, Inc.	630,384	0.1
42,977		STERIS PLC	3,759,198	0.6

See Accompanying Notes to Financial Statements

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

4,436		Teleflex, Inc.	1,103,766	0.2
17,960	(1)	United Therapeutics Corp.	2,657,182	0.4
33,162	(1)	WellCare Health Plans, Inc.	6,669,210	1.0
32,479		Zoetis, Inc.	2,339,787	0.4
			49,269,745	7.6

		Industrials: 15.4%
39,746		Alaska Air Group, Inc.	2,921,729	0.4
45,923		Brink's Co.	3,614,140	0.6
53,839		Carlisle Cos., Inc.	6,118,802	0.9
50,698		Crane Co.	4,523,276	0.7
42,302		Curtiss-Wright Corp.	5,154,499	0.8
67,205		Deluxe Corp.	5,164,032	0.8
69,911		EMCOR Group, Inc.	5,715,224	0.9
64,512		EnerSys	4,491,971	0.7
51,467	(1)	Esterline Technologies Corp.	3,844,585	0.6
17,748	(1)	Genesee & Wyoming, Inc.	1,397,300	0.2
62,787		Herman Miller, Inc.	2,514,619	0.4
8,907		Huntington Ingalls Industries, Inc.	2,099,380	0.3
4,978		IDEX Corp.	656,947	0.1
36,927		Ingersoll-Rand PLC - Class A	3,293,519	0.5
284,907	(1)	JetBlue Airways Corp.	6,364,822	1.0
15,129	(1)	KLX, Inc.	1,032,554	0.2
50,865		Manpowergroup, Inc.	6,414,585	1.0
92,374		Masco Corp.	4,058,914	0.6
25,810		Nordson Corp.	3,778,584	0.6
17,722		Orbital ATK, Inc.	2,330,443	0.4
42,783		Owens Corning, Inc.	3,933,469	0.6
215,395		Pitney Bowes, Inc.	2,408,116	0.4
32,827	(1)	Quanta Services, Inc.	1,283,864	0.2
60,937		Regal Beloit Corp.	4,667,774	0.7
99,493		Timken Co.	4,890,081	0.8
90,163		Toro Co.	5,881,333	0.9
5,991		Valmont Industries, Inc.	993,607	0.1
			99,548,169	15.4

		Information Technology: 17.3%
180,606	(1)	ARRIS International PLC	4,639,768	0.7
46,626		Belden, Inc.	3,598,128	0.6
44,027		Broadridge Financial Solutions, Inc. ADR	3,987,966	0.6
94,691		CDK Global, Inc.	6,749,574	1.0
191,889	(1)	Ciena Corp.	4,016,237	0.6
80,925	(1)	Cirrus Logic, Inc.	4,196,771	0.6
140,477		Convergys Corp.	3,301,210	0.5
33,639	(1)	CoreLogic, Inc.	1,554,458	0.2
14,290		Fair Isaac Corp.	2,189,228	0.3
144,918	(1)	Fortinet, Inc.	6,331,467	1.0
110,184	(1)	Integrated Device Technology, Inc.	3,275,770	0.5
26,833		InterDigital, Inc.	2,043,333	0.3
59,295		j2 Global, Inc.	4,448,904	0.7
208,740		Jabil, Inc.	5,479,425	0.8
32,792		Leidos Holdings, Inc.	2,117,379	0.3
6,348		Littelfuse, Inc.	1,255,761	0.2
50,685		LogMeIn, Inc.	5,803,433	0.9
36,519	(1)	Manhattan Associates, Inc.	1,809,151	0.3
52,973		Maximus, Inc.	3,791,807	0.6
93,305	(1)	Microsemi Corp.	4,819,203	0.7
17,613		MKS Instruments, Inc.	1,664,429	0.3
20,657		Motorola Solutions, Inc.	1,866,153	0.3
134,359	(1)	NCR Corp.	4,566,862	0.7
141,382	(1)	Netscout Systems, Inc.	4,305,082	0.7
38,544	(1)	Nuance Communications, Inc.	630,194	0.1
13,804		Plantronics, Inc.	695,446	0.1
8,246	(1)	Red Hat, Inc.	990,345	0.2
76,751		Sabre Corp.	1,573,396	0.2
7,348		Skyworks Solutions, Inc.	697,693	0.1
12,424	(1)	Take-Two Interactive Software, Inc.	1,363,907	0.2
49,604	(1)	Tech Data Corp.	4,859,704	0.8
55,786	(1)	Trimble, Inc.	2,267,143	0.4
45,675	(1),(2)	Vantiv, Inc.	3,359,396	0.5
99,431		Versum Materials, Inc.	3,763,463	0.6
205,674		Vishay Intertechnology, Inc.	4,267,736	0.7
			112,279,922	17.3

		Materials: 7.0%
62,581	(1)	Berry Plastics Group, Inc.	3,671,627	0.6
23,316		Cabot Corp.	1,436,032	0.2
28,571		Chemours Co.	1,430,264	0.2
15,778	(2)	Compass Minerals International, Inc.	1,139,960	0.2
10,778	(1)	Crown Holdings, Inc.	606,263	0.1
7,370		Eagle Materials, Inc.	835,021	0.1
14,361		Greif, Inc. - Class A	869,989	0.1
166,427	(1)	Louisiana-Pacific Corp.	4,370,373	0.7
39,111		Minerals Technologies, Inc.	2,692,792	0.4
18,981		Nucor Corp.	1,206,812	0.2
31,410		Packaging Corp. of America	3,786,476	0.6
102,351		PolyOne Corp.	4,452,269	0.7
17,541		Reliance Steel & Aluminum Co.	1,504,842	0.2
184,184		Steel Dynamics, Inc.	7,943,856	1.2
226,225		Valvoline, Inc.	5,669,199	0.9
80,010		Worthington Industries, Inc.	3,525,241	0.6
			45,141,016	7.0

		Real Estate: 8.9%
32,752		Camden Property Trust	3,015,149	0.5
156,996		CoreCivic, Inc.	3,532,410	0.5
508,383		Cousins Properties, Inc.	4,702,543	0.7
22,960		DCT Industrial Trust, Inc.	1,349,589	0.2
34,185		Equity Lifestyle Properties, Inc.	3,043,149	0.5
135,678		First Industrial Realty Trust, Inc.	4,269,786	0.7
102,643		Gaming and Leisure Properties, Inc.	3,797,791	0.6
26,788		Geo Group, Inc./The	632,197	0.1
30,278		Highwoods Properties, Inc.	1,541,453	0.2
113,221		Hospitality Properties Trust	3,379,647	0.5
154,660		LaSalle Hotel Properties	4,341,306	0.7
85,995		Liberty Property Trust	3,698,645	0.6
162,770	(2)	Omega Healthcare Investors, Inc.	4,482,686	0.7
88,132		Potlatch Corp.	4,397,787	0.7

See Accompanying Notes to Financial Statements

Voya Index Plus MidCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

21,463	(1)	SBA Communications Corp.	3,506,195	0.5
106,078	(2)	Tanger Factory Outlet Centers, Inc.	2,812,128	0.4
129,114		Urban Edge Properties	3,291,116	0.5
247,295		Washington Prime Group, Inc.	1,760,740	0.3
			57,554,317	8.9

		Utilities: 5.1%
63,515		Ameren Corp.	3,746,750	0.6
10,516		Atmos Energy Corp.	903,219	0.1
67,711		Black Hills Corp.	4,070,108	0.6
22,291		Centerpoint Energy, Inc.	632,173	0.1
154,903		Great Plains Energy, Inc.	4,994,073	0.8
42,097		Hawaiian Electric Industries	1,521,807	0.2
21,132		Idacorp, Inc.	1,930,620	0.3
61,268		MDU Resources Group, Inc.	1,646,884	0.3
68,106		National Fuel Gas Co.	3,739,700	0.6
97,425		PNM Resources, Inc.	3,940,841	0.6
126,836		UGI Corp.	5,954,950	0.9
			33,081,125	5.1

	Total Common Stock
	(Cost $549,954,485)		636,846,993	98.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.2%
	Securities Lending Collateral(3): 3.6%
5,478,552	Barclays Capital, Inc., Repurchase Agreement dated 12/29/17, 1.37%, due 01/02/18 (Repurchase Amount $5,479,375, collateralized by various U.S. Government Securities, 0.000%-2.250%, Market Value plus accrued interest $5,588,123, due 05/15/20-08/15/47)	5,478,552	0.9
1,152,583	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $1,152,761, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,175,635, due 01/31/18-06/20/63)	1,152,583	0.2
5,478,552	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $5,479,417, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $5,588,123, due 02/15/43-02/15/44)	5,478,552	0.8
5,478,552	NBC Global Finance Ltd., Repurchase Agreement dated 12/29/17, 1.50%, due 01/02/18 (Repurchase Amount $5,479,453, collateralized by various U.S. Government Securities, 0.750%-2.250%, Market Value plus accrued interest $5,588,123, due 09/30/18-09/09/49)	5,478,552	0.8
5,478,552	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $5,479,531, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $5,630,689, due 01/15/19-02/15/46)	5,478,552	0.9
		23,066,791	3.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 1.6%
10,466,000	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $10,466,000)	10,466,000	1.6

	Total Short-Term Investments
	(Cost $33,532,791)	33,532,791	5.2

	Total Investments in Securities (Cost $583,487,276)	$670,379,784	103.5
	Liabilities in Excess of Other Assets	(22,490,654)	(3.5)
	Net Assets	$647,889,130	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.6%
		Consumer Discretionary: 15.7%
61,255	(1)	American Axle & Manufacturing Holdings, Inc.	1,043,173	0.4
96,078		Barnes & Noble, Inc.	643,723	0.2
92,720	(2)	Big 5 Sporting Goods Corp.	704,672	0.2
30,637	(2)	Big Lots, Inc.	1,720,268	0.6
85,172		Boyd Gaming Corp.	2,985,279	1.0
72,189		Caleres, Inc.	2,416,888	0.8
19,907		Childrens Place Retail Stores, Inc.	2,893,482	1.0
9,161	(1)	Cooper-Standard Holdings, Inc.	1,122,222	0.4
45,731	(1)	Dave & Buster's Entertainment, Inc.	2,522,979	0.9
11,820		Ethan Allen Interiors, Inc.	338,052	0.1
7,540	(1)	Five Below, Inc.	500,053	0.2
58,050	(1)	Francesca's Holdings Corp.	424,345	0.1
20,121		Haverty Furniture Cos., Inc.	455,741	0.2
64,904		La-Z-Boy, Inc.	2,025,005	0.7
4,390		LCI Industries	570,700	0.2
20,796		Marriott Vacations Worldwide Corp.	2,811,827	0.9
67,636		MDC Holdings, Inc.	2,156,236	0.7
26,820		Movado Group, Inc.	863,604	0.3
24,305	(1)	Nautilus, Inc.	324,472	0.1
16,490		Nutri/System, Inc.	867,374	0.3
131,727		Office Depot, Inc.	466,314	0.2
16,919		Oxford Industries, Inc.	1,272,140	0.4
88,888	(1)	Penn National Gaming, Inc.	2,784,861	0.9
25,259	(1)	Perry Ellis International, Inc.	632,485	0.2
14,251	(2)	PetMed Express, Inc.	648,420	0.2
11,934	(1),(2)	RH	1,028,830	0.3
51,033		Ruth's Hospitality Group, Inc.	1,104,864	0.4
15,240	(1)	Scientific Games Corp.	781,812	0.3
47,916	(1)	Shutterfly, Inc.	2,383,821	0.8
36,169	(1)	Sleep Number Corp.	1,359,593	0.5
33,084		Tailored Brands, Inc.	722,224	0.2
43,453	(1)	TopBuild Corp.	3,291,130	1.1
15,134	(1)	Universal Electronics, Inc.	715,081	0.2
69,681		Wolverine World Wide, Inc.	2,221,430	0.7
			46,803,100	15.7

		Consumer Staples: 2.6%
16,288	(1),(2)	Central Garden & Pet Co.	633,929	0.2
27,096	(1)	Central Garden and Pet Co.	1,021,790	0.3
2,116		Coca-Cola Bottling Co. Consolidated	455,490	0.2
32,967	(1)	Hostess Brands, Inc.	488,241	0.2
14,901		Medifast, Inc.	1,040,239	0.3
47,103	(1)	Performance Food Group Co.	1,559,109	0.5
36,661		SpartanNash Co.	978,116	0.3
21,678		Universal Corp.	1,138,095	0.4
24,991	(2)	Vector Group Ltd.	559,299	0.2
			7,874,308	2.6

		Energy: 3.1%
66,056	(1)	Carrizo Oil & Gas, Inc.	1,405,672	0.5
39,298	(1)	Exterran Corp.	1,235,529	0.4
23,507		Green Plains, Inc.	396,093	0.1
366,727	(1)	McDermott International, Inc.	2,413,064	0.8
10,262	(1)	PDC Energy, Inc.	528,903	0.2
10,532	(1)	REX American Resources Corp.	871,944	0.3
55,320	(1)	Unit Corp.	1,217,040	0.4
39,595	(2)	US Silica Holdings, Inc.	1,289,213	0.4
			9,357,458	3.1

		Financials: 16.6%
32,400		American Equity Investment Life Holding Co.	995,652	0.3
8,674		Ameris Bancorp.	418,087	0.1
22,016		Amerisafe, Inc.	1,356,186	0.5
33,273	(2)	Apollo Commercial Real Estate Finance, Inc.	613,887	0.2
22,143		Bank of NT Butterfield & Son Ltd.	803,569	0.3
83,232	(1),(2)	BofI Holding, Inc.	2,488,637	0.8
27,259		Chemical Financial Corp.	1,457,539	0.5
33,935	(1)	Customers Bancorp, Inc.	881,971	0.3
2,134		Diamond Hill Investment Group, Inc.	441,012	0.1
32,588	(1)	Enova International, Inc.	495,338	0.2
34,042		Evercore, Inc.	3,063,780	1.0
28,379		Fidelity Southern Corp.	618,662	0.2
16,907		Financial Engines, Inc.	512,282	0.2
384,378	(1)	First BanCorp. Puerto Rico	1,960,328	0.7
56,974		Great Western Bancorp, Inc.	2,267,565	0.8
7,459	(1)	Green Dot Corp.	449,479	0.2
16,490		Hanmi Financial Corp.	500,471	0.2
64,949		Home Bancshares, Inc./Conway AR	1,510,064	0.5
68,723		Hope Bancorp, Inc.	1,254,195	0.4
11,854		Houlihan Lokey, Inc.	538,527	0.2
7,913		LegacyTexas Financial Group, Inc.	334,008	0.1
16,082		MB Financial, Inc.	715,971	0.2
13,474		Meta Financial Group, Inc.	1,248,366	0.4
109,203	(1)	MGIC Investment Corp.	1,540,854	0.5
48,077	(1)	NMI Holdings, Inc.	817,309	0.3
101,379		OFG Bancorp	952,963	0.3
104,842		OM Asset Management Plc	1,756,103	0.6
13,405		Piper Jaffray Cos.	1,156,181	0.4
11,408		Primerica, Inc.	1,158,482	0.4
87,013		Radian Group, Inc.	1,793,338	0.6
38,631		Selective Insurance Group	2,267,640	0.8
40,932		Simmons First National Corp.	2,337,217	0.8

See Accompanying Notes to Financial Statements

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

46,087		Sterling Bancorp/DE	1,133,740	0.4
160,506	(1)	Third Point Reinsurance Ltd.	2,351,413	0.8
57,808		Trustco Bank Corp.	531,834	0.2
54,842		Universal Insurance Holdings, Inc.	1,499,929	0.5
78,973	(2)	Waddell & Reed Financial, Inc.	1,764,257	0.6
46,484	(1)	Walker & Dunlop, Inc.	2,207,990	0.7
12,618	(1),(2)	World Acceptance Corp.	1,018,525	0.3
			49,213,351	16.6

		Health Care: 13.4%
33,229		Aceto Corp.	343,255	0.1
19,298	(1)	Acorda Therapeutics, Inc.	413,942	0.1
24,849	(1)	AMAG Pharmaceuticals, Inc.	329,249	0.1
33,131	(1)	Amedisys, Inc.	1,746,335	0.6
42,036	(1)	AMN Healthcare Services, Inc.	2,070,273	0.7
44,379	(1)	Amphastar Pharmaceuticals, Inc.	853,852	0.3
40,547	(1)	Angiodynamics, Inc.	674,297	0.2
17,780	(1)	Cambrex Corp.	853,440	0.3
13,063		Chemed Corp.	3,174,570	1.1
32,951	(1)	Corcept Therapeutics, Inc.	595,095	0.2
22,391	(1)	Cross Country Healthcare, Inc.	285,709	0.1
35,393	(1)	Emergent Biosolutions, Inc.	1,644,713	0.6
9,763	(1)	Haemonetics Corp.	567,035	0.2
14,297	(1)	HealthEquity, Inc.	667,098	0.2
19,248	(1)	Impax Laboratories, Inc.	320,479	0.1
14,239	(1)	INC Research Holdings, Inc.	620,820	0.2
3,728	(1)	Inogen, Inc.	443,930	0.2
39,026	(1)	Integer Holdings Corp.	1,767,878	0.6
39,427		Kindred Healthcare, Inc.	382,442	0.1
10,426	(1),(2)	Lannett Co., Inc.	241,883	0.1
38,048	(1)	Lantheus Holdings, Inc.	778,082	0.3
12,830		LeMaitre Vascular, Inc.	408,507	0.1
29,822	(1)	LHC Group, Inc.	1,826,597	0.6
4,797	(1),(2)	Ligand Pharmaceuticals, Inc.	656,853	0.2
73,821		Luminex Corp.	1,454,274	0.5
18,305	(1)	Magellan Health, Inc.	1,767,348	0.6
13,464	(1)	Masimo Corp.	1,141,747	0.4
45,039	(1)	Merit Medical Systems, Inc.	1,945,685	0.7
29,319	(1),(2)	MiMedx Group Inc.	369,713	0.1
23,512	(1)	Momenta Pharmaceuticals, Inc.	327,992	0.1
10,930	(1)	Myriad Genetics, Inc.	375,391	0.1
48,744	(1)	Nektar Therapeutics	2,910,992	1.0
48,586	(1)	OraSure Technologies, Inc.	916,332	0.3
37,126		Owens & Minor, Inc.	700,939	0.2
24,492		Phibro Animal Health Corp.	820,482	0.3
41,305	(1)	Quality Systems, Inc.	560,922	0.2
23,255	(1)	Select Medical Holdings Corp.	410,451	0.1
26,602	(1)	Spectrum Pharmaceuticals, Inc.	504,108	0.2
35,059	(1)	Supernus Pharmaceuticals, Inc.	1,397,101	0.5
66,400	(1)	Tivity Health, Inc.	2,426,920	0.8
			39,696,731	13.4

		Industrials: 20.3%
59,547		ABM Industries, Inc.	2,246,113	0.8
25,415		Actuant Corp.	642,999	0.2
14,279	(1)	Aegion Corp.	363,115	0.1
13,072		Allegiant Travel Co.	2,022,892	0.7
45,335		Apogee Enterprises, Inc.	2,073,170	0.7
20,206		ArcBest Corp.	722,364	0.2
9,272	(1)	Atlas Air Worldwide Holdings, Inc.	543,803	0.2
44,350		Barnes Group, Inc.	2,806,024	0.9
37,457		Briggs & Stratton Corp.	950,284	0.3
11,150		Brink's Co.	877,505	0.3
15,728		CIRCOR International, Inc.	765,639	0.3
8,827		Comfort Systems USA, Inc.	385,299	0.1
8,407		Curtiss-Wright Corp.	1,024,393	0.3
26,757		EnPro Industries, Inc.	2,502,047	0.8
116,421		Essendant, Inc.	1,079,223	0.4
26,639	(1)	Esterline Technologies Corp.	1,989,933	0.7
27,746	(1)	Gibraltar Industries, Inc.	915,618	0.3
43,149	(2)	Greenbrier Cos., Inc.	2,299,842	0.8
25,661	(1)	Harsco Corp.	478,578	0.2
32,160		Hawaiian Holdings, Inc.	1,281,576	0.4
22,581		Heidrick & Struggles International, Inc.	554,364	0.2
43,630		Insperity, Inc.	2,502,180	0.8
37,303		Insteel Industries, Inc.	1,056,421	0.4
10,625		Kelly Services, Inc.	289,744	0.1
16,863		Knight-Swift Transportation Holdings, Inc.	737,250	0.3
42,978		Knoll, Inc.	990,213	0.3
21,087		Korn/Ferry International	872,580	0.3
14,486		Lindsay Corp.	1,277,665	0.4
18,427		LSC Communications, Inc.	279,169	0.1
13,129	(1)	Lydall, Inc.	666,297	0.2
16,714		Mobile Mini, Inc.	576,633	0.2
7,007	(2)	National Presto Industries, Inc.	696,846	0.2
90,424	(1)	Navigant Consulting, Inc.	1,755,130	0.6
44,879	(1)	On Assignment, Inc.	2,884,373	1.0
22,429		Quanex Building Products Corp.	524,839	0.2
29,914	(1)	Roadrunner Transportation Systems, Inc.	230,637	0.1
43,070		Simpson Manufacturing Co., Inc.	2,472,649	0.8
9,522		Skywest, Inc.	505,618	0.2
40,714	(1)	SPX FLOW, Inc.	1,935,951	0.7
72,983		Steelcase, Inc.	1,109,342	0.4
53,059		Tetra Tech, Inc.	2,554,791	0.9
36,271	(2)	Triumph Group, Inc.	986,571	0.3
18,241	(1)	TrueBlue, Inc.	501,627	0.2
66,702		Universal Forest Products, Inc.	2,509,329	0.8
14,479	(1)	Veritiv Corp.	418,443	0.1
72,330		Wabash National Corp.	1,569,561	0.5

See Accompanying Notes to Financial Statements

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

33,256		Watts Water Technologies, Inc.	2,525,793	0.9
84,505	(1)	YRC Worldwide, Inc.	1,215,182	0.4
			60,169,615	20.3

		Information Technology: 13.4%
35,219	(1)	Advanced Energy Industries, Inc.	2,376,578	0.8
19,966	(1)	Anixter International, Inc.	1,517,416	0.5
16,374	(1),(2)	Applied Optoelectronics, Inc.	619,265	0.2
39,497	(1)	Benchmark Electronics, Inc.	1,149,363	0.4
31,355	(1)	Blucora, Inc.	692,945	0.2
30,204		Brooks Automation, Inc.	720,365	0.2
2,977		Cabot Microelectronics Corp.	280,076	0.1
21,416	(1)	CACI International, Inc.	2,834,408	1.0
40,526	(1)	CalAmp Corp.	868,472	0.3
47,551		Cohu, Inc.	1,043,744	0.4
14,064		Comtech Telecommunications Corp.	311,096	0.1
17,936		CSG Systems International, Inc.	785,955	0.3
46,156	(1)	Electronics for Imaging, Inc.	1,362,987	0.5
12,976	(1)	ePlus, Inc.	975,795	0.3
8,940		Fair Isaac Corp.	1,369,608	0.5
30,453	(1)	Kemet Corp.	458,622	0.2
5,996		Littelfuse, Inc.	1,186,129	0.4
23,678		Methode Electronics, Inc.	949,488	0.3
13,354		MKS Instruments, Inc.	1,261,953	0.4
43,480	(1)	Nanometrics, Inc.	1,083,522	0.4
50,222		NIC, Inc.	833,685	0.3
91,513	(1),(2)	Oclaro, Inc.	616,798	0.2
43,410	(1)	Perficient, Inc.	827,829	0.3
31,374	(1)	Plexus Corp.	1,905,029	0.6
24,007		Power Integrations, Inc.	1,765,715	0.6
10,155	(1)	Rogers Corp.	1,644,298	0.6
68,623	(1)	Rudolph Technologies, Inc.	1,640,090	0.6
72,685	(1)	Sanmina Corp.	2,398,605	0.8
10,276	(1)	Scansource, Inc.	367,881	0.1
11,667	(1)	SolarEdge Technologies, Inc.	438,096	0.1
4,599	(1)	Stamps.com, Inc.	864,612	0.3
57,323	(1)	Sykes Enterprises, Inc.	1,802,808	0.6
48,924	(1)	Synchronoss Technologies, Inc.	437,380	0.1
15,351		TeleTech Holdings, Inc.	617,878	0.2
33,705		Travelport Worldwide Ltd.	440,524	0.1
82,814	(1)	TTM Technologies, Inc.	1,297,695	0.4
			39,746,710	13.4

		Materials: 5.2%
18,098	(1)	AdvanSix, Inc.	761,383	0.2
128,559	(1),(2)	AK Steel Holding Corp.	727,644	0.2
58,642		Boise Cascade Co.	2,339,816	0.8
33,335		FutureFuel Corp.	469,690	0.2
20,842		HB Fuller Co.	1,122,759	0.4
5,854	(1)	Ingevity Corp.	412,531	0.1
12,118		Kaiser Aluminum Corp.	1,294,808	0.4
47,067		KapStone Paper and Packaging Corp.	1,067,950	0.4
27,857	(1)	Koppers Holdings, Inc.	1,417,921	0.5
5,921	Neenah Paper, Inc.	536,739	0.2
7,685	Quaker Chemical Corp.	1,158,821	0.4
60,218	(2)	Rayonier Advanced Materials, Inc.	1,231,458	0.4
21,815	Stepan Co.	1,722,731	0.6
25,236	Worthington Industries, Inc.	1,111,898	0.4
15,376,149	5.2

Real Estate: 5.8%
244,402	(2)	CBL & Associates Properties, Inc.	1,383,315	0.5
179,539	Cedar Realty Trust, Inc.	1,091,597	0.4
61,647	Chesapeake Lodging Trust	1,670,017	0.6
210,529	DiamondRock Hospitality Co.	2,376,872	0.8
31,010	EastGroup Properties, Inc.	2,740,664	0.9
39,741	Four Corners Property Trust, Inc.	1,021,344	0.3
16,632	HFF, Inc.	808,981	0.3
52,274	LaSalle Hotel Properties	1,467,331	0.5
19,383	PS Business Parks, Inc.	2,424,619	0.8
19,529	QTS Realty Trust, Inc.	1,057,691	0.3
5,209	RE/MAX Holdings, Inc.	252,637	0.1
31,768	Urban Edge Properties	809,766	0.3
17,104,834	5.8

Telecommunication Services: 0.8%
42,323	Cogent Communications Holdings, Inc.	1,917,232	0.6
56,475	(1)	Vonage Holdings Corp.	574,351	0.2
2,491,583	0.8

Utilities: 2.7%
46,501	Avista Corp.	2,394,336	0.8
15,932	Black Hills Corp.	957,673	0.3
6,146	El Paso Electric Co.	340,181	0.1
15,102	Idacorp, Inc.	1,379,719	0.5
18,131	NorthWestern Corp.	1,082,421	0.4
29,583	Portland General Electric Co.	1,348,393	0.5
13,571	South Jersey Industries, Inc.	423,822	0.1
7,926,545	2.7

Total Common Stock
(Cost $245,200,950)	295,760,384	99.6

RIGHTS: –%
Materials: –%
15,300	(1),(3)	Gerber Scientific-Escrow	–	–

Total Rights
(Cost $–)	–	–

Total Long-Term Investments
(Cost $245,200,950)	295,760,384	99.6

See Accompanying Notes to Financial Statements

Voya Index Plus SmallCap Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.6%
	Securities Lending Collateral(4): 5.1%
761,636	Bank of Nova Scotia/New York, Repurchase Agreement dated 12/29/17, 1.36%, due 01/02/18 (Repurchase Amount $761,750, collateralized by various U.S. Government Securities, 0.125%-3.625%, Market Value plus accrued interest $776,986, due 01/31/19-09/09/49)	761,636	0.3
3,620,678	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $3,621,237, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $3,693,092, due 01/31/18-06/20/63)	3,620,678	1.2
3,620,678	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $3,621,245, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,693,092, due 01/11/18-12/01/51)	3,620,678	1.2
3,620,678	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $3,621,249, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $3,693,092, due 02/15/43-02/15/44)	3,620,678	1.2
3,620,678	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $3,621,325, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,721,223, due 01/15/19-02/15/46)	3,620,678	1.2
		15,244,348	5.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.5%
1,330,000	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $1,330,000)	1,330,000	0.5

	Total Short-Term Investments
	(Cost $16,574,348)	16,574,348	5.6

	Total Investments in Securities (Cost $261,775,298)	$312,334,732	105.2
	Liabilities in Excess of Other Assets	(15,338,437)	(5.2)
	Net Assets	$296,996,295	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

Voya Australia Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.5%
		Consumer Discretionary: 4.7%
13,522		APN Outdoor Group Ltd.	51,794	0.0
5,575		ARB Corp. Ltd.	81,233	0.1
33,883	(1)	Ardent Leisure Group	52,772	0.0
51,209		Aristocrat Leisure Ltd.	942,973	0.9
21,196		Automotive Holdings Group Ltd.	60,038	0.1
21,761	(1)	Bapcor Ltd.	95,741	0.1
7,364		Breville Group Ltd.	72,160	0.1
6,576		Corporate Travel Management Ltd.	106,792	0.1
28,791		Crown Resorts Ltd.	291,836	0.3
5,205	(1)	Domino's Pizza Enterprises Ltd.	189,181	0.2
184,821		Fairfax Media Ltd.	112,169	0.1
4,630	(1)	Flight Centre Travel Group Ltd.	159,589	0.2
33,048		G8 Education Ltd.	87,414	0.1
9,427	(1)	Greencross Ltd.	46,197	0.0
6,919		GUD Holdings Ltd.	65,627	0.1
48,035	(1)	Harvey Norman Holdings Ltd.	155,772	0.1
20,751	(1)	HT&E Ltd.	30,296	0.0
8,674		Invocare Ltd.	108,561	0.1
8,998	(1)	JB Hi-Fi Ltd.	174,462	0.2
23,771		Mantra Group Ltd.	72,335	0.1
58,805		Myer Holdings Ltd.	30,282	0.0
24,572		Navitas Ltd.	104,024	0.1
3,797	(1)	News Corp.	63,559	0.1
60,788		Nine Entertainment Co. Holdings Ltd.	72,543	0.1
12,003		oOh!media Ltd.	42,027	0.0
7,789	(1)	Premier Investments Ltd.	90,000	0.1
12,717	(1)	Retail Food Group Ltd.	24,508	0.0
72,469		Seven West Media Ltd.	34,660	0.0
19,504		SKYCITY Entertainment Group Ltd.	56,611	0.1
61,159		Southern Cross Media Group Ltd.	56,339	0.0
66,061		Star Entertainment Grp Ltd.	312,129	0.3
11,213		Super Retail Group Ltd.	72,018	0.1
161,561		Tabcorp Holdings Ltd.	700,953	0.7
19,909		Trade Me Ltd.	68,354	0.1
9,194		Webjet Ltd.	74,583	0.1
			4,759,532	4.7

		Consumer Staples: 7.3%
57,624	(2)	a2 Milk Co. Ltd.	331,370	0.3
30,803		Asaleo Care Ltd.	35,917	0.0
29,537	(1),(2)	Australian Agricultural Co. Ltd.	29,978	0.0
15,019	(1)	Bega Cheese Ltd.	84,426	0.1
1,015		Blackmores Ltd.	133,686	0.1
40,554		Coca-Cola Amatil Ltd.	268,665	0.3
25,630		Costa Group Holdings Ltd.	131,575	0.1
18,346		GrainCorp Ltd.	116,872	0.1
77,832		Metcash Ltd.	188,704	0.2
13,788		Tassal Group Ltd.	40,348	0.1
58,405		Treasury Wine Estates Ltd.	724,746	0.7
91,133		Wesfarmers Ltd.	3,151,189	3.1
104,870	(1)	Woolworths Group Ltd	2,228,101	2.2
			7,465,577	7.3

		Energy: 5.1%
139,833		Beach Energy Ltd.	135,047	0.1
20,963		Caltex Australia Ltd.	555,335	0.6
106,220		Oil Search Ltd.	643,121	0.6
141,282	(2)	Origin Energy Ltd.	1,034,919	1.0
141,600	(2)	Santos Ltd.	599,360	0.6
9,399		Washington H Soul Pattinson & Co. Ltd.	130,362	0.1
54,678		Whitehaven Coal Ltd.	189,612	0.2
67,712		Woodside Petroleum Ltd.	1,742,095	1.7
16,450	(2)	WorleyParsons Ltd.	183,340	0.2
			5,213,191	5.1

		Financials: 35.4%
235,279	(1)	AMP Ltd.	949,705	0.9
15,559		ASX Ltd.	664,170	0.7
235,984		Australia & New Zealand Banking Group Ltd.	5,264,579	5.2
31,132		Bank of Queensland Ltd.	307,934	0.3
38,751		Bendigo and Adelaide Bank Ltd.	351,646	0.3
19,967		BT Investment Management Ltd.	175,252	0.2
46,110		Challenger Ltd.	502,853	0.5
140,998		Commonwealth Bank of Australia	8,799,473	8.7
3,796		Credit Corp. Group Ltd.	65,884	0.1
55,137	(2)	CYBG PLC	247,999	0.2
25,475		Eclipx Group Ltd.	80,092	0.1
19,843		Genworth Mortgage Insurance Australia Ltd.	46,345	0.0
190,290		Insurance Australia Group Ltd.	1,071,764	1.1
24,304		IOOF Holdings Ltd.	202,552	0.2
5,614		Janus Henderson Group PLC	214,400	0.2
25,437		Macquarie Group Ltd.	1,967,422	1.9
11,203		Magellan Financial Group Ltd.	234,931	0.2
221,353		Medibank Pvt Ltd.	566,849	0.6
218,397		National Australia Bank Ltd.	5,015,527	4.9
36,559		NIB Holdings Ltd./Australia	192,830	0.2
3,795		Perpetual Ltd.	142,666	0.1
17,376		Platinum Asset Management Ltd.	104,289	0.1
109,708	(1)	QBE Insurance Group Ltd.	910,636	0.9
62,340		Steadfast Group Ltd.	136,764	0.1
104,168		Suncorp Group Ltd.	1,122,749	1.1
273,803		Westpac Banking Corp.	6,659,858	6.6
			35,999,169	35.4

See Accompanying Notes to Financial Statements

Voya Australia Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

		Health Care: 7.0%
11,522		Ansell Ltd.	217,578	0.2
32,088		Australian Pharmaceutical Industries Ltd.	42,049	0.0
4,605		Cochlear Ltd.	613,858	0.6
36,369		CSL Ltd.	3,996,726	3.9
19,247		Estia Health Ltd.	52,411	0.1
12,448		Fisher & Paykel Healthcare Corp. Ltd.	124,709	0.1
139,218		Healthscope Ltd.	227,574	0.2
111,399	(1),(2)	Mayne Pharma Group Ltd.	60,181	0.1
20,781	(2)	Nanosonics Ltd.	44,801	0.0
33,703		Primary Health Care Ltd.	94,841	0.1
10,363	(1)	Ramsay Health Care Ltd.	565,887	0.5
45,347		ResMed, Inc.	385,641	0.4
87,808		Sigma Healthcare Ltd.	67,656	0.1
4,645		Sirtex Medical Ltd.	59,658	0.1
33,693		Sonic Healthcare Ltd.	599,177	0.6
			7,152,747	7.0

		Industrials: 7.2%
40,527		ALS Ltd.	220,183	0.2
161,904		Aurizon Holdings Ltd.	623,858	0.6
127,651		Brambles Ltd.	1,000,410	1.0
7,856		CIMIC Group Ltd.	314,204	0.3
161,600		Cleanaway Waste Management Ltd.	188,276	0.2
48,919		Downer EDI Ltd.	263,169	0.3
22,010		GWA Group Ltd.	48,664	0.1
11,191	(1)	IPH Ltd.	47,928	0.0
53,053		Macquarie Atlas Roads Group	259,407	0.3
6,277		McMillan Shakespeare Ltd.	84,629	0.1
7,359		Monadelphous Group Ltd.	99,316	0.1
141,525		Qantas Airways Ltd.	554,927	0.5
109,553	(1)	Qube Logistics Holdings Ltd.	220,774	0.2
37,978		Reliance Worldwide Corp. Ltd.	114,996	0.1
28,184		Seek Ltd.	416,776	0.4
8,811		Seven Group Holdings Ltd.	104,481	0.1
180,962		Sydney Airport	992,960	1.0
178,482		Transurban Group - Stapled Security	1,727,358	1.7
231,429	(2),(3)	Virgin Australia International Holdings	–	–
			7,282,316	7.2

		Information Technology: 1.9%
14,285	(1),(2)	Aconex Ltd.	85,231	0.1
9,003		Altium Ltd.	93,058	0.1
19,358		carsales.com Ltd.	218,149	0.2
40,240		Computershare Ltd.	509,831	0.5
18,662	(2)	Domain Holdings Australia Ltd.	49,944	0.1
11,104		IRESS Ltd.	99,854	0.1
39,435		Link Administration Holdings Ltd.	258,542	0.2
35,700		MYOB Group Ltd.	100,345	0.1
22,793	(2)	NEXTDC Ltd.	106,470	0.1
3,918		REA Group Ltd.	233,620	0.2
18,315		Technology One Ltd.	70,630	0.1
8,963		Wisetech Global Ltd.	98,957	0.1
			1,924,631	1.9

		Materials: 17.8%
31,651		Adelaide Brighton Ltd.	160,405	0.2
187,293		Alumina Ltd.	352,966	0.3
93,086		Amcor Ltd.	1,115,386	1.1
258,162		BHP Billiton Ltd.	5,930,217	5.8
45,100		BlueScope Steel Ltd.	537,166	0.5
94,224	(1)	Boral Ltd.	570,413	0.6
6,196		Brickworks Ltd.	71,661	0.1
41,482		CSR Ltd.	153,364	0.1
30,631		DuluxGroup Ltd.	182,533	0.2
93,156		Evolution Mining Ltd.	192,908	0.2
13,056		Fletcher Building Ltd.	70,113	0.1
136,747	(1)	Fortescue Metals Group Ltd.	517,501	0.5
32,733	(2)	Galaxy Resources Ltd.	97,397	0.1
33,636		Iluka Resources Ltd.	265,392	0.3
134,678		Incitec Pivot Ltd.	408,083	0.4
37,158		Independence Group NL	137,110	0.1
35,638		James Hardie Industries SE	625,906	0.6
44,530	(2)	Lynas Corp. Ltd.	75,743	0.1
12,556		Mineral Resources Ltd.	206,043	0.2
61,354		Newcrest Mining Ltd.	1,092,223	1.1
48,242		Northern Star Resources Ltd.	229,683	0.2
19,023		Nufarm Ltd.	129,275	0.1
30,135		Orica Ltd.	423,668	0.4
16,415	(1),(2)	Orocobre Ltd.	88,658	0.1
96,988		Orora Ltd.	255,492	0.2
24,006		OZ Minerals Ltd.	170,503	0.2
15,382		Pact Group Holdings Ltd.	68,099	0.1
116,246	(1),(2)	Pilbara Minerals Ltd.	100,699	0.1
39,551		Regis Resources Ltd.	132,660	0.1
59,428		Resolute Mining Ltd.	52,866	0.0
33,148		Rio Tinto Ltd.	1,948,938	1.9
12,657		Sandfire Resources NL	67,852	0.1
60,366	(2)	Saracen Mineral Holdings Ltd.	79,629	0.1
12,844		Sims Metal Management Ltd.	157,091	0.2
419,391		South32 Ltd.	1,136,780	1.1
41,256		St Barbara Ltd.	122,862	0.1
22,984	(1),(2)	Syrah Resources Ltd.	80,434	0.1
21,311	(1)	Western Areas Ltd.	53,555	0.1
			18,061,274	17.8

		Real Estate: 8.0%
26,159		Abacus Property Group	83,888	0.1
34,396	(1)	Aveo Group	71,745	0.1
39,233		BWP Trust	94,390	0.1
37,206		Charter Hall Group	174,317	0.2
26,748		Charter Hall Retail REIT	86,689	0.1
13,755		Charter Hall Long Wale REIT	44,625	0.0
104,130		Cromwell Property Group	81,964	0.1
81,114		Dexus	615,539	0.6
24,299		Gateway Lifestyle	41,271	0.0
128,830		Goodman Group	844,158	0.8
144,259		GPT Group	573,837	0.6

See Accompanying Notes to Financial Statements

Voya Australia Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

20,396		Growthpoint Properties Australia Ltd.	54,173	0.1
39,977		Investa Office Fund	141,452	0.1
2,432	(1)	Iron Mountain, Inc.	91,686	0.1
46,897		Lend Lease Corp., Ltd.	596,216	0.6
297,799		Mirvac Group	544,616	0.5
43,469		National Storage REIT	51,957	0.0
427,941		Scentre Group	1,395,931	1.4
57,990		Shopping Centres Australasia Property Group	105,152	0.1
195,671		Stockland	682,567	0.7
258,280		Vicinity Centres	547,060	0.5
35,293		Viva Energy REIT	62,234	0.1
153,648		Westfield Corp.	1,135,181	1.1
			8,120,648	8.0

		Telecommunication Services: 3.1%
13,788		Chorus Ltd.	40,830	0.0
16,177	(1)	SpeedCast International Ltd.	67,424	0.1
17,931		Spark New Zealand Ltd.	46,169	0.1
955,924		Telstra Corp., Ltd.	2,702,254	2.7
27,349		TPG Telecom Ltd.	139,945	0.1
49,634	(1)	Vocus Communications Ltd.	117,033	0.1
			3,113,655	3.1

		Utilities: 2.0%
52,885		AGL Energy Ltd.	1,002,173	1.0
89,565		APA Group	580,781	0.6
139,734		AusNet Services	196,369	0.2
78,056	(2)	Infigen Energy	41,901	0.0
135,191		Spark Infrastructure Group	264,270	0.2
			2,085,494	2.0

	Total Common Stock
	(Cost $90,981,991)		101,178,234	99.5

RIGHTS: –%
		Industrials: –%
–	(2)	Cleanaway Waste Management Ltd.	–	–

		Real Estate: –%
72,917	(2),(3)	Chapter Hall Units Contingent	–	–

	Total Rights
	(Cost $–)		–	–

	Total Long-Term Investments
	(Cost $90,981,991)		101,178,234	99.5
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 4.5%
	Securities Lending Collateral(4): 4.5%
1,088,015	Barclays Capital, Inc., Repurchase Agreement dated 12/29/17, 1.37%, due 01/02/18 (Repurchase Amount $1,088,178, collateralized by various U.S. Government Securities, 0.000%-2.250%, Market Value plus accrued interest $1,109,775, due 05/15/20-08/15/47)	1,088,015	1.0
228,869	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $228,904, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $233,446, due 01/31/18-06/20/63)	228,869	0.2
1,088,015	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $1,088,187, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $1,109,775, due 02/15/43-02/15/44)	1,088,015	1.1
1,088,015	NBC Global Finance Ltd., Repurchase Agreement dated 12/29/17, 1.50%, due 01/02/18 (Repurchase Amount $1,088,194, collateralized by various U.S. Government Securities, 0.750%-2.250%, Market Value plus accrued interest $1,109,775, due 09/30/18-09/09/49)	1,088,015	1.1

See Accompanying Notes to Financial Statements

Voya Australia Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

1,088,015	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $1,088,209, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $1,118,229, due 01/15/19-02/15/46)	1,088,015	1.1
		4,580,929	4.5

Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.0%
41,000	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $41,000)	41,000	0.0

	Total Short-Term Investments
	(Cost $4,621,929)	4,621,929	4.5

	Total Investments in Securities (Cost $95,603,920)	$105,800,163	104.0
	Liabilities in Excess of Other Assets	(4,115,150)	(4.0)
	Net Assets	$101,685,013	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 95.9%
		Brazil: 4.4%
623,700		Ambev SA	4,001,187	0.6
42,500	(1)	Atacadao Distribuicao Comercio e Industria Ltd.a	195,389	0.0
121,998		Banco Bradesco SA	1,179,119	0.2
114,100		Banco do Brasil S.A.	1,094,529	0.1
54,800		Banco Santander Brasil SA	526,672	0.1
93,400		BB Seguridade Participacoes SA	802,196	0.1
273,069		B3 SA - Brasil Bolsa Balcao	1,875,286	0.3
108,333		BR Malls Participacoes SA	415,748	0.1
59,400	(1)	BRF - Brasil Foods SA	655,404	0.1
27,900	(1)	Centrais Eletricas Brasileiras SA	162,668	0.0
162,700		CCR SA	792,139	0.1
45,300		Cia de Saneamento Basico do Estado de Sao Paulo	468,828	0.1
87,100	(1)	Cia Siderurgica Nacional S.A.	220,041	0.0
161,756		Cielo SA	1,146,936	0.2
21,300		Cosan SA Industria e Comercio	266,483	0.0
42,549		EDP - Energias do Brasil S.A.	179,580	0.0
88,400		Embraer SA	532,996	0.1
22,400		Engie Brasil Energia SA	239,795	0.0
26,600		Equatorial Energia SA	526,451	0.1
32,900		Fibria Celulose SA	474,591	0.1
47,600		Hypermarcas SA	516,596	0.1
105,800		JBS SA	312,893	0.0
78,600		Klabin SA	417,039	0.1
186,104		Kroton Educacional SA	1,032,321	0.1
69,375		Localiza Rent a Car SA	461,371	0.1
96,260		Lojas Renner SA	1,029,896	0.1
14,300		M Dias Branco SA	224,603	0.0
10,700		Multiplan Empreendimentos Imobiliarios SA	228,703	0.0
23,400		Natura Cosmeticos S.A.	233,217	0.0
33,500		Odontoprev SA	160,678	0.0
390,800	(1)	Petroleo Brasileiro SA	1,992,231	0.3
15,700		Porto Seguro SA	171,952	0.0
31,200		Qualicorp SA	291,580	0.0
31,100		Raia Drogasil SA	860,685	0.1
144,900	(1)	Rumo SA	566,565	0.1
28,486		Sul America SA	160,245	0.0
55,600		Suzano Papel e Celulose SA	313,275	0.0
110,200		Tim Participacoes SA	435,205	0.1
20,900		Transmissora Alianca de Energia Eletrica SA	134,457	0.0
48,700		Ultrapar Participacoes SA	1,101,112	0.2
408,874		Vale SA	4,962,548	0.7
74,280		Weg S.A.	539,896	0.1
			31,903,106	4.4

		Chile: 1.1%
399,810		AES Gener SA	132,339	0.0
361,568		Aguas Andinas SA	239,361	0.0
3,280,861		Banco de Chile	525,663	0.1
4,858		Banco de Credito e Inversiones	337,708	0.1
8,977,248		Banco Santander Chile	702,979	0.1
188,583		Cencosud SA	556,770	0.1
20,307		Cia Cervecerias Unidas SA	304,489	0.0
1,004,953		Colbun SA	230,989	0.0
437,006		Enel Generacion Chile SA	395,443	0.1
20,684		Empresa Nacional de Telecomunicaciones SA	232,361	0.0
168,941		Empresas CMPC SA	574,081	0.1
60,422		Empresas COPEC SA	953,910	0.1
3,767,140		Enel Americas SA	838,822	0.1
2,661,559		Enel Chile SA	314,898	0.1
21,126,241		Itau CorpBanca	192,107	0.0
40,560		Latam Airlines Group SA	574,582	0.1
95,364		SACI Falabella	950,587	0.1
			8,057,089	1.1

		China: 29.5%
134,500	(1),(2)	3SBio, Inc.	263,649	0.0
12,177	(1)	58.com, Inc. ADR	871,508	0.1
97,000		AAC Technologies Holdings, Inc.	1,716,751	0.2
180,000		Agile Property Holdings Ltd.	272,308	0.0
3,475,000		Agricultural Bank of China Ltd.	1,614,971	0.2
250,000		Air China Ltd.	302,755	0.0
152,617	(1)	Alibaba Group Holding Ltd. ADR	26,315,749	3.7
426,000	(1)	Alibaba Health Information Technology Ltd.	215,376	0.0
1,640,000	(1),(3)	Alibaba Pictures Group Ltd.	220,183	0.0
524,000	(1)	Aluminum Corp. of China Ltd.	374,066	0.1
167,000		Anhui Conch Cement Co., Ltd.	783,854	0.1
144,000		Anta Sports Products Ltd.	653,385	0.1
6,828	(1)	Autohome, Inc. ADR	441,567	0.1
296,000	(3)	AviChina Industry & Technology Co. Ltd.	157,607	0.0
36,323	(1)	Baidu, Inc. ADR	8,507,210	1.2
10,523,000		Bank of China Ltd.	5,153,495	0.7
1,166,000		Bank of Communications Co., Ltd.	863,018	0.1
208,000		Beijing Capital International Airport Co., Ltd.	313,617	0.1
67,000		Beijing Enterprises Holdings Ltd.	396,577	0.1
646,000		Beijing Enterprises Water Group Ltd.	499,068	0.1

See Accompanying Notes to Financial Statements

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

400,000		Brilliance China Automotive Holdings Ltd.	1,062,961	0.1
85,000	(3)	Byd Co., Ltd.	738,438	0.1
80,500		BYD Electronic International Co. Ltd.	174,612	0.0
1,401,000	(2)	CGN Power Co. Ltd.	379,305	0.1
1,176,000		China Cinda Asset Management Co. Ltd.	429,399	0.1
1,193,000		China CITIC Bank Corp. Ltd	746,816	0.1
585,000		China Communications Construction Co., Ltd.	663,678	0.1
324,000		China Communications Services Corp., Ltd.	216,696	0.0
203,000		China Conch Venture Holdings Ltd.	469,645	0.1
11,145,000		China Construction Bank	10,259,560	1.4
329,000		China Everbright Bank Co. Ltd.	153,356	0.0
335,000		China Everbright International Ltd.	477,926	0.1
128,000		China Everbright Ltd.	285,575	0.0
434,000	(1)	China Evergrande Group	1,490,126	0.2
424,000		China Galaxy Securities Co. Ltd.	311,498	0.0
236,000		China Gas Holdings Ltd.	651,064	0.1
1,130,000	(2)	China Huarong Asset Management Co. Ltd.	532,622	0.1
480,000	(1),(4)	China Huishan Dairy Holdings Co. Ltd.	–	–
526,000		China Jinmao Holdings Group Ltd.	231,100	0.0
985,000		China Life Insurance Co., Ltd.	3,071,736	0.4
431,000		China Longyuan Power Group Corp. Ltd.	306,043	0.0
174,000		China Medical System Holdings Ltd.	405,036	0.1
370,000		China Mengniu Dairy Co., Ltd.	1,099,099	0.2
518,380		China Merchants Bank Co., Ltd.	2,052,299	0.3
164,938		China Merchants Port Holdings Co. Ltd	430,808	0.1
738,500		China Minsheng Banking Corp. Ltd.	738,040	0.1
814,500		China Mobile Ltd.	8,236,260	1.1
465,000		China Molybdenum Co., Ltd.	297,194	0.0
390,000		China National Building Material Co., Ltd.	347,586	0.1
244,000		China Oilfield Services Ltd.	236,746	0.0
502,000		China Overseas Land & Investment Ltd.	1,611,362	0.2
349,400		China Pacific Insurance Group Co., Ltd.	1,672,081	0.2
3,373,600		China Petroleum & Chemical Corp.	2,470,937	0.3
251,000		China Railway Construction Corp. Ltd.	291,067	0.0
524,000		China Railway Group Ltd.	386,919	0.1
216,000		China Resources Beer Holdings Co Ltd.	773,813	0.1
122,000		China Resources Gas Group Ltd.	441,589	0.1
370,444		China Resources Land Ltd.	1,086,750	0.2
192,500	(2)	China Resources Pharmaceutical Group Ltd.	249,063	0.0
254,000		China Resources Power Holdings Co.	472,426	0.1
450,500		China Shenhua Energy Co., Ltd.	1,163,841	0.2
258,000		China Southern Airlines Co., Ltd.	266,492	0.0
244,000		China State Construction International Holdings Ltd.	340,839	0.0
216,228		China Taiping Insurance Holdings Co., Ltd.	807,040	0.1
1,836,000		China Telecom Corp., Ltd.	870,834	0.1
790,000	(1)	China Unicom Hong Kong Ltd.	1,068,069	0.1
156,300		China Vanke Co. Ltd.	621,994	0.1
318,000		Chongqing Rural Commercial Bank Co. Ltd.	223,970	0.0
753,000		CITIC Ltd.	1,086,397	0.2
306,500		CITIC Securities Co. Ltd.	630,421	0.1
2,376,000		CNOOC Ltd.	3,411,026	0.5
230,000		COSCO Shipping Ports, Ltd.	239,336	0.0
706,133		Country Garden Holdings Co. Ltd.	1,341,508	0.2
547,000		CRRC Corp. Ltd.	583,415	0.1
596,000		CSPC Pharmaceutical Group Ltd.	1,200,715	0.2
51,827	(1)	Ctrip.com International Ltd. ADR	2,285,571	0.3
370,000		Dongfeng Motor Group Co., Ltd.	446,602	0.1
270,000		Far East Horizon Ltd.	230,505	0.0
347,968		Fosun International Ltd	768,998	0.1
907,500		Fullshare Holdings Ltd.	418,157	0.1
66,000	(2)	Fuyao Glass Industry Group Co. Ltd. (H-Shares)	277,656	0.0
1,765,000	(1),(3)	GCL Poly Energy Holdings Ltd.	314,924	0.0
653,000		Geely Automobile Holdings Ltd.	2,249,194	0.3
175,000		GF Securities Co. Ltd.	351,198	0.1
1,511,000		GOME Retail Holdings Ltd	181,525	0.0
407,500		Great Wall Motor Co. Ltd.	465,127	0.1
400,000		Guangdong Investment Ltd.	534,801	0.1
282,000		Guangzhou Automobile Group Co. Ltd.	666,093	0.1
126,000		Guangzhou R&F Properties Co., Ltd.	283,285	0.0
172,000		Haier Electronics Group Co. Ltd.	468,834	0.1
89,000		Haitian International Holdings Ltd.	267,700	0.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

427,200		Haitong Securities Co. Ltd.	618,400	0.1
1,908,000	(1),(4)	Hanergy Thin Film Power Group Ltd.	–	–
97,000		Hengan International Group Co., Ltd.	1,073,983	0.2
554,000		Huaneng Power International, Inc.	347,236	0.1
616,000	(3)	Huaneng Renewables Corp. Ltd.	208,540	0.0
211,800	(2)	Huatai Securities Co. Ltd.	420,676	0.1
9,776,000		Industrial & Commercial Bank of China	7,836,781	1.1
86,902	(1)	JD.com, Inc. ADR	3,599,481	0.5
154,000		Jiangsu Expressway Co. Ltd.	234,126	0.0
159,000		Jiangxi Copper Co., Ltd.	251,584	0.0
77,000		Kingboard Chemicals Holdings	415,348	0.1
104,000		Kingsoft Corp. Ltd.	344,568	0.0
440,000		Kunlun Energy Co. Ltd.	457,309	0.1
167,000		Lee & Man Paper Manufacturing Ltd.	196,635	0.0
958,000		Lenovo Group Ltd.	539,462	0.1
202,000		Longfor Properties Co., Ltd.	506,238	0.1
158,000	(1),(2)	Meitu, Inc.	219,243	0.0
13,107	(1)	Momo, Inc. ADR	320,859	0.1
10,495		NetEase, Inc. ADR	3,621,510	0.5
103,000		New China Life Insurance Co. Ltd.	702,438	0.1
17,760		New Oriental Education & Technology Group, Inc. ADR	1,669,440	0.2
102,000		Nexteer Automotive Group Ltd.	242,395	0.0
225,000		Nine Dragons Paper Holdings Ltd.	359,519	0.1
910,000		Peoples Insurance Co. Group of China Ltd.	446,877	0.1
2,792,000		PetroChina Co., Ltd.	1,941,410	0.3
607,496		PICC Property & Casualty Co., Ltd.	1,163,826	0.2
691,000		Ping An Insurance Group Co. of China Ltd.	7,167,100	1.0
367,900	(1),(3)	Semiconductor Manufacturing International Corp.	634,028	0.1
268,000		Shandong Weigao Group Medical Polymer Co., Ltd.	194,764	0.0
396,000	(1),(3)	Shanghai Electric Group Co., Ltd.	162,880	0.0
65,500		Shanghai Fosun Pharmaceutical Group Co. Ltd.	420,439	0.1
69,000		Shanghai Industrial Holdings Ltd.	197,345	0.0
129,240	(1)	Shanghai Lujiazui Finance & Trade Zone Development Co., Ltd.	186,881	0.0
93,700		Shanghai Pharmaceuticals Holding Co. Ltd.	252,970	0.0
101,000		Shenzhou International Group Holdings Ltd.	961,800	0.1
163,000		Shimao Property Holdings Ltd.	353,612	0.1
521,000		Sihuan Pharmaceutical Holdings Group Ltd.	187,000	0.0
7,702	(1)	Sina Corp.	772,588	0.1
597,000		Sino Biopharmaceutical Ltd.	1,055,442	0.1
418,000		Sino-Ocean Group Holding Ltd.	287,839	0.0
446,000		Sinopec Shanghai Petrochemical Co. Ltd.	253,541	0.0
159,200		Sinopharm Group Co.	685,800	0.1
295,500		Soho China Ltd.	172,535	0.0
325,500		Sun Art Retail Group Ltd.	343,343	0.0
274,000		Sunac China Holdings Ltd.	1,128,970	0.2
95,000		Sunny Optical Technology Group Co. Ltd.	1,206,240	0.2
37,726		TAL Education Group ADR	1,120,839	0.2
754,600		Tencent Holdings Ltd.	39,056,553	5.4
268,000		Tingyi Cayman Islands Holding Corp.	521,397	0.1
124,000		Travelsky Technology Ltd.	370,669	0.1
50,000		Tsingtao Brewery Co., Ltd.	257,908	0.0
53,907	(1)	Vipshop Holdings Ltd. ADR	631,790	0.1
671,000		Want Want China Holdings Ltd.	561,724	0.1
5,785	(1),(3)	Weibo Corp. ADR	598,516	0.1
253,000		Weichai Power Co. Ltd.	276,393	0.0
102,000		ENN Energy Holdings Ltd.	725,471	0.1
260,000		Yanzhou Coal Mining Co., Ltd.	303,209	0.0
50,895		Yum China Holdings, Inc.	2,036,818	0.3
5,548	(1)	YY, Inc. ADR	627,257	0.1
200,000		Zhejiang Expressway Co., Ltd.	219,894	0.0
74,800		Zhuzhou CSR Times Electric Co., Ltd.	485,457	0.1
790,000		Zijin Mining Group Co., Ltd.	298,230	0.0
94,240	(1)	ZTE Corp.	352,246	0.1
			212,761,384	29.5

		Colombia: 0.4%
21,247		Bancolombia SA	213,435	0.0
15,831	(3)	BanColombia SA ADR	627,858	0.1
67,358		Cementos Argos SA	260,003	0.0
678,385		Ecopetrol SA	502,349	0.1
38,681		Grupo Argos SA/Colombia	270,623	0.1
29,941		Grupo de Inversiones Suramericana SA	404,305	0.1
53,152		Interconexion Electrica SA ESP	252,898	0.0
			2,531,471	0.4

		Czech Republic: 0.2%
21,129		CEZ AS	492,655	0.1
10,038		Komercni Banka AS	431,334	0.1
59,962	(2)	Moneta Money Bank AS	232,015	0.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

9,025		O2 Czech Republic AS	117,189	0.0
			1,273,193	0.2

		Egypt: 0.1%
137,928		Commercial International Bank Egypt SAE	600,269	0.1
70,820		Egyptian Financial Group-Hermes Holding	93,842	0.0
300,970	(1)	Global Telecom Holding	125,602	0.0
			819,713	0.1

		Greece: 0.3%
182,962	(1)	Alpha Bank AE	392,272	0.1
236,765	(1)	Eurobank Ergasias SA	241,469	0.0
4,349	(1)	FF Group	99,145	0.0
31,553		Hellenic Telecommunications Organization SA	435,376	0.1
13,422		Jumbo SA	239,955	0.0
716,070	(1)	National Bank of Greece SA	273,759	0.0
29,772		OPAP S.A.	375,079	0.1
38,332	(1)	Piraeus Bank SA	141,197	0.0
6,209		Titan Cement Co. SA	170,601	0.0
			2,368,853	0.3

		Hungary: 0.3%
49,089		MOL Hungarian Oil & Gas PLC	569,155	0.0
31,524		OTP Bank Nyrt	1,301,973	0.2
19,097		Richter Gedeon Nyrt	499,996	0.1
			2,371,124	0.3

		India: 8.7%
6,344		ACC Ltd.	174,504	0.0
82,169		Ambuja Cements Ltd.	350,226	0.1
158,394		Ashok Leyland Ltd.	295,558	0.0
38,004		Asian Paints Ltd.	688,853	0.1
35,680		Aurobindo Pharma Ltd.	383,994	0.1
222,218		Axis Bank Ltd.	1,960,527	0.3
11,087		Bajaj Auto Ltd.	579,055	0.1
21,873		Bajaj Finance Ltd.	600,485	0.1
5,082		Bajaj Finserv Ltd.	415,777	0.1
28,512		Bharat Forge Ltd.	326,440	0.0
120,208		Bharat Heavy Electricals Ltd.	173,773	0.0
100,699		Bharat Petroleum Corp. Ltd.	816,207	0.1
158,999		Bharti Airtel Ltd.	1,316,717	0.2
79,366		Bharti Infratel Ltd.	469,693	0.1
929		Bosch Ltd.	293,080	0.0
2,672		Britannia Industries Ltd.	196,909	0.0
28,055		Cadila Healthcare Ltd.	190,542	0.0
47,483		Cipla Ltd.	452,680	0.1
87,766		Coal India Ltd.	361,184	0.0
5,815		Container Corp. Of India Ltd.	125,666	0.0
73,359		Dabur India Ltd.	401,922	0.1
11,563		Dr Reddys Laboratories Ltd.	437,127	0.1
3,181	(3)	Dr. Reddys Laboratories Ltd. ADR	119,478	0.0
1,781		Eicher Motors Ltd.	844,567	0.1
68,605		GAIL India Ltd.	536,167	0.1
18,796		Glenmark Pharmaceuticals Ltd.	174,937	0.0
31,216		Godrej Consumer Products Ltd.	488,086	0.1
44,188		Grasim Industries Ltd.	805,675	0.1
34,900		Havells India Ltd.	306,904	0.0
73,776		HCL Technologies Ltd.	1,029,298	0.1
6,514		Hero Motocorp Ltd.	385,834	0.1
158,131		Hindalco Industries Ltd.	675,760	0.1
80,953		Hindustan Petroleum Corp. Ltd.	530,860	0.1
85,989		Hindustan Unilever Ltd.	1,842,780	0.3
200,160		Housing Development Finance Corp.	5,360,014	0.7
313,696		ICICI Bank Ltd.	1,537,445	0.2
187,938	(1)	Idea Cellular Ltd.	318,444	0.0
170,648		IDFC Bank Ltd.	144,739	0.0
42,881		Indiabulls Housing Finance Ltd.	803,908	0.1
77,763		Indian Oil Corp. Ltd.	472,605	0.1
87,293	(3)	Infosys Ltd. ADR	1,415,893	0.2
154,552		Infosys Ltd.	2,511,998	0.3
451,008		ITC Ltd.	1,860,136	0.3
110,831		JSW Steel Ltd.	467,288	0.1
42,696		Larsen & Toubro Ltd.	840,716	0.1
20,301	(1),(3)	Larsen & Toubro Ltd. GDS GDR	392,824	0.1
40,817		LIC Housing Finance Ltd.	359,683	0.0
29,218		Lupin Ltd.	404,895	0.1
38,494		Mahindra & Mahindra Financial Services Ltd.	285,324	0.0
73,638		Mahindra & Mahindra Ltd.	865,123	0.1
12,678		Mahindra & Mahindra Ltd. - SPON GDR GDR	295,397	0.0
62,398		Marico Ltd.	314,745	0.0
14,009		Maruti Suzuki India Ltd.	2,133,142	0.3
83,114		Motherson Sumi Systems Ltd.	493,222	0.1
94,451		Adani Ports & Special Economic Zone, Ltd.	598,890	0.1
2,991		Nestle India Ltd.	368,643	0.0
217,309		NTPC Ltd.	602,620	0.1
169,124		Oil & Natural Gas Corp., Ltd.	515,555	0.1
47,046		Petronet LNG Ltd.	187,365	0.0
10,362		Piramal Enterprises, Ltd.	464,370	0.1
86,417		Power Finance Corp. Ltd.	164,839	0.0
209,026		Reliance Industries Ltd.	3,012,976	0.4
68,652		Reliance Industries Ltd. GDR GDR	1,948,979	0.3
93,810		Rural Electrification Corp. Ltd.	228,912	0.0
19,836		Shriram Transport Finance Co. Ltd.	459,802	0.1
1,079		Shree Cement Ltd.	305,548	0.0
9,875		Siemens, Ltd.	191,133	0.0
196,399		State Bank of India	951,400	0.1
3,219		State Bank of India Ltd. GDR	156,765	0.0
126,495		Sun Pharmaceutical Industries Ltd.	1,131,920	0.2
60,881		Tata Consultancy Services Ltd.	2,574,165	0.4
206,955	(1)	Tata Motors Ltd.	1,396,424	0.2
53,119	(1)	Tata Motors Ltd. - A - DVR	202,519	0.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

151,303		Tata Power Co. Ltd.	221,421	0.0
39,412		Tata Steel Ltd.	451,331	0.1
63,550		Tech Mahindra Ltd.	501,859	0.1
40,553		Titan Co., Ltd.	545,228	0.1
11,901		Ultratech Cement Ltd.	804,595	0.1
7,765	(1)	United Spirits Ltd.	445,662	0.1
47,495		UPL Ltd.	567,133	0.1
51,674		Vakrangee Software Ltd.	339,530	0.0
199,120		Vedanta Ltd.	1,025,777	0.1
8,080		Wipro Ltd. ADR	44,198	0.0
152,258		Wipro Ltd.	746,672	0.1
224,048		Yes Bank Ltd.	1,103,833	0.2
70,474		Zee Entertainment Enterprises Ltd.	641,608	0.1
			62,930,478	8.7

		Indonesia: 2.2%
1,867,300		Adaro Energy Tbk PT	255,286	0.1
246,900		AKR Corporindo Tbk PT	115,557	0.0
2,667,100		Astra International Tbk PT	1,629,147	0.2
1,313,900		Bank Central Asia Tbk PT	2,119,906	0.3
473,900		Bank Danamon Indonesia Tbk PT	242,757	0.0
2,477,100		Bank Mandiri Persero TBK PT	1,458,656	0.2
7,378,600		Bank Rakyat Indonesia	1,979,591	0.3
395,300		Bank Tabungan Negara Persero Tbk PT	104,015	0.0
987,600		Bank Negara Indonesia Persero Tbk PT	720,637	0.1
1,039,800		Bumi Serpong Damai PT	130,286	0.0
976,600		Charoen Pokphand Indonesia Tbk PT	215,943	0.0
65,400		Gudang Garam Tbk PT	403,945	0.1
1,193,400		Hanjaya Mandala Sampoerna Tbk PT	416,052	0.1
243,500		Indocement Tunggal Prakarsa Tbk PT	393,943	0.1
320,100		Indofood CBP Sukses Makmur TBK PT	209,979	0.0
565,300		Indofood Sukses Makmur Tbk PT	317,701	0.1
316,031		Jasa Marga Persero Tbk PT	148,869	0.0
2,872,300		Kalbe Farma Tbk PT	357,780	0.1
324,400		Matahari Department Store Tbk PT	238,315	0.0
3,061,400		Pakuwon Jati Tbk PT	154,565	0.0
1,402,100		Perusahaan Gas Negara PT	180,598	0.0
402,200		Semen Indonesia Persero Tbk PT	293,479	0.0
757,500		Surya Citra Media Tbk PT	138,463	0.0
6,648,000		Telekomunikasi Indonesia Persero Tbk PT	2,175,847	0.3
286,200		Tower Bersama Infrastructure Tbk PT	135,235	0.0
200,400		Unilever Indonesia Tbk PT	825,676	0.1
223,100		United Tractors Tbk PT	582,107	0.1
676,200		Waskita Karya Persero Tbk PT	110,146	0.0
448,675	(1)	XL Axiata Tbk PT	97,887	0.0
			16,152,368	2.2

		Malaysia: 2.3%
200,900		AirAsia Bhd	166,300	0.0
143,300		Alliance Bank Malaysia Bhd	144,243	0.0
229,900		AMMB Holdings Bhd	250,521	0.0
214,300		Astro Malaysia Holdings Bhd	140,325	0.0
366,100		Axiata Group Bhd	495,605	0.1
19,700		British American Tobacco Malaysia Bhd	194,712	0.0
606,300		CIMB Group Holdings Bhd	979,788	0.1
440,642		Dialog Group BHD	273,104	0.0
413,200		Digi.Com BHD	520,529	0.1
204,400		Felda Global Ventures Holdings Bhd	85,356	0.0
245,500		Gamuda BHD	300,885	0.1
307,300		Genting Bhd	698,020	0.1
391,500		Genting Malaysia BHD	544,637	0.1
33,900		Genting Plantations Bhd	87,954	0.0
86,600		HAP Seng Consolidated Bhd	204,242	0.0
95,600		Hartalega Holdings Bhd	252,288	0.0
86,972		Hong Leong Bank BHD	365,338	0.1
32,192		Hong Leong Financial Group Bhd	142,227	0.0
270,600		IHH Healthcare Bhd	391,825	0.1
401,800		IJM Corp. Bhd	302,814	0.1
306,500		IOI Corp. Bhd	343,837	0.1
232,940		IOI Properties Group Bhd	106,484	0.0
64,400		Kuala Lumpur Kepong Bhd	397,825	0.1
496,400		Malayan Banking BHD	1,201,327	0.2
116,000		Malaysia Airports Holdings Bhd	251,950	0.0
247,700		Maxis Bhd	367,631	0.1
179,300		MISC Bhd	327,972	0.1
3,100		Nestle Malaysia Bhd	79,051	0.0
319,900		Petronas Chemicals Group Bhd	608,656	0.1
31,000		Petronas Dagangan BHD	185,407	0.0
92,200		Petronas Gas BHD	398,235	0.1
68,300		PPB Group Bhd	290,417	0.0
154,000		Press Metal Aluminium Holdings Bhd	205,105	0.0
392,300		Public Bank BHD	2,014,330	0.3
77,500	(1)	RHB Bank Bhd	–	–
112,476		RHB Bank Bhd	138,962	0.0
515,200		Sapura Energy Bhd	90,138	0.0
311,700		Sime Darby Bhd	170,214	0.0
311,700	(1)	Sime Darby Plantation Bhd	462,120	0.1
311,700	(1)	Sime Darby Property Bhd	137,096	0.0
85,800		SP Setia Bhd Group	84,804	0.0
157,100		Telekom Malaysia BHD	244,559	0.0
449,900		Tenaga Nasional BHD	1,694,988	0.2
63,400	(1)	UMW Holdings Bhd	81,229	0.0
146,400		Westports Holdings Bhd	133,847	0.0
603,534		YTL Corp. Bhd	204,000	0.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

256,320		YTL Power International Bhd	81,667	0.0
			16,842,564	2.3

		Mexico: 3.0%
397,200		Alfa SA de CV	437,349	0.1
4,470,800		America Movil SAB de CV	3,851,766	0.5
56,900		Arca Continental SAB de CV	393,995	0.1
1,922,321	(1)	Cemex SA de CV	1,438,136	0.2
65,500		Coca-Cola Femsa SAB de CV	456,909	0.1
22,700	(3)	El Puerto de Liverpool SAB de CV	143,548	0.0
395,900		Fibra Uno Administracion SA de CV	585,721	0.1
257,000		Fomento Economico Mexicano SAB de CV	2,417,140	0.3
137,000		Gentera SAB de CV	113,850	0.0
28,485		Gruma SAB de CV	361,233	0.0
47,300		Grupo Aeroportuario del Pacifico SA de CV	485,930	0.1
27,190		Grupo Aeroportuario del Sureste SA de CV	495,968	0.1
217,500		Grupo Bimbo SAB de CV	481,957	0.1
55,300		Grupo Carso SAB de CV	182,219	0.0
331,600		Grupo Financiero Banorte	1,820,195	0.3
304,300		Grupo Financiero Inbursa SA	498,178	0.1
239,000		Grupo Financiero Santander Mexico SAB de CV	349,460	0.0
87,400		Grupo Lala SAB de CV	122,860	0.0
508,000		Grupo Mexico SA de CV Series B	1,677,530	0.2
322,300		Grupo Televisa S.A.	1,207,242	0.2
18,800		Industrias Penoles, S.A. de C.V.	392,876	0.1
73,600		Infraestructura Energetica Nova SAB de CV	360,093	0.0
208,200		Kimberly-Clark de Mexico SA de CV	366,580	0.1
142,750		Mexichem SA de CV	353,345	0.0
28,870		Promotora y Operadora de Infraestructura SAB de CV	285,242	0.0
11,261	(3)	Southern Copper Corp.	534,334	0.1
694,800		Wal-Mart de Mexico SAB de CV	1,703,916	0.2
			21,517,572	3.0

		Pakistan: 0.1%
72,300		Habib Bank Ltd.	109,475	0.1
18,950		Lucky Cement Ltd.	88,853	0.0
56,600		MCB Bank Ltd.	108,902	0.0
77,300		Oil & Gas Development Co. Ltd.	114,009	0.0
68,600		United Bank Ltd./Pakistan	116,585	0.0
			537,824	0.1
		Peru: 0.3%
25,876		Cia de Minas Buenaventura SAA ADR	364,334	0.0
9,011		Credicorp Ltd.	1,869,152	0.3
			2,233,486	0.3

		Philippines: 1.1%
280,270		Aboitiz Equity Ventures, Inc.	415,464	0.1
198,700		Aboitiz Power Corp.	165,384	0.0
456,400	(1)	Alliance Global Group, Inc.	146,282	0.0
32,910		Ayala Corp.	668,999	0.1
977,200		Ayala Land, Inc.	871,755	0.1
104,480		Bank of the Philippine Islands	226,164	0.0
262,449		BDO Unibank, Inc.	861,154	0.1
579,450		DMCI Holdings, Inc.	167,149	0.0
4,610		Globe Telecom, Inc.	175,461	0.0
11,635		GT Capital Holdings, Inc.	301,130	0.1
71,390		International Container Terminal Services, Inc.	150,874	0.0
381,050		JG Summit Holdings, Inc.	550,259	0.1
58,440		Jollibee Foods Corp.	296,180	0.1
17,420		Manila Electric Co.	114,668	0.0
1,600,000		Megaworld Corp.	165,385	0.0
1,872,100		Metro Pacific Investments Corp.	256,889	0.0
92,610		Metropolitan Bank & Trust Co.	187,890	0.0
11,435		PLDT, Inc.	339,184	0.1
224,400		Robinsons Land Corp.	95,613	0.0
19,570		Security Bank Corp.	98,556	0.0
32,527		SM Investments Corp.	645,067	0.1
1,149,300		SM Prime Holdings, Inc.	863,356	0.1
116,720		Universal Robina Corp.	353,059	0.1
			8,115,922	1.1

		Poland: 1.3%
12,514	(1)	Alior Bank SA	285,129	0.0
4,625		Bank Handlowy w Warszawie	108,790	0.0
84,067	(1),(3)	Bank Millennium SA	215,906	0.0
20,704	(3)	Bank Pekao SA	768,863	0.1
4,510		Bank Zachodni WBK SA	512,533	0.1
3,844		CCC SA	314,337	0.1
8,296		CD Projekt SA	231,176	0.0
31,123		Cyfrowy Polsat SA	222,272	0.0
4,595	(1),(2)	Dino Polska SA	103,801	0.0
12,923		Grupa Lotos SA	213,813	0.0
7,377	(1)	Jastrzebska Spolka Weglowa SA	203,443	0.0
19,060		KGHM Polska Miedz SA	606,921	0.1
176		LPP SA	450,498	0.1
2,061	(1)	mBank SA	275,317	0.1
115,405	(1)	PGE Polska Grupa Energetyczna SA	398,867	0.1
7,131	(1),(2)	PLAY Communications SA	69,213	0.0
39,975		Polski Koncern Naftowy Orlen	1,215,031	0.2
222,639		Polskie Gornictwo Naftowe I Gazownictwo SA	402,304	0.1

See Accompanying Notes to Financial Statements

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

125,214	(1)	Powszechna Kasa Oszczednosci Bank Polski SA	1,589,624	0.2
80,989		Powszechny Zaklad Ubezpieczen SA	979,617	0.1
148,971	(1)	Tauron Polska Energia SA	130,357	0.0
93,198	(1)	Orange Polska SA	154,864	0.0
6,259		Grupa Azoty SA	125,146	0.0
			9,577,822	1.3

		Qatar: 0.6%
10,556		Barwa Real Estate Co.	93,934	0.0
24,809	(1)	Commercial Bank QSC/The	197,600	0.0
19,322		Doha Bank QPSC	150,713	0.0
109,259		Ezdan Holding Group QSC	368,798	0.1
19,787		Industries Qatar QSC	532,581	0.1
50,115		Masraf Al Rayan	510,647	0.1
10,863		Ooredoo QSC	271,500	0.0
3,435		Qatar Electricity & Water Co. QSC	170,759	0.0
38,907		Qatar Gas Transport Co. Ltd.	171,935	0.0
18,446		Qatar Insurance Co. SAQ	272,054	0.1
8,420		Qatar Islamic Bank SAQ	226,630	0.0
30,462		Qatar National Bank QPSC	1,062,447	0.2
			4,029,598	0.6

		Romania: 0.1%
50,083		NEPI Rockcastle PLC	864,516	0.1

		Russia: 3.2%
339,100	(1)	Alrosa PJSC	441,013	0.1
1,416,903		Gazprom PJSC	3,204,395	0.4
4,118,000		Inter RAO UES PJSC	242,411	0.0
56,576		Lukoil PJSC	3,268,354	0.4
46,869		Magnit PJSC GDR	1,275,603	0.2
253,500		Magnitogorsk Iron & Steel Works PJSC	183,539	0.0
8,475		MMC Norilsk Nickel OJSC	1,591,058	0.2
67,482		Mobile TeleSystems PJSC ADR	687,641	0.1
202,715		Moscow Exchange MICEX-RTS PJ	382,446	0.1
11,598		Novatek PJSC GDR	1,394,080	0.2
163,970		Novolipetsk Steel PJSC	418,627	0.1
15,991		PhosAgro OJSC GDR	244,502	0.0
3,193		Polyus PJSC	254,609	0.0
152,836		Rosneft Oil Co. PJSC	772,486	0.1
13,766,910		RusHydro JSC	174,138	0.0
65,645		Sberbank PAO ADR	1,117,934	0.2
1,185,442	(1)	Sberbank PAO	4,630,483	0.6
28,251		Severstal PJSC	434,488	0.1
934,951		Surgutneftegas OJSC	452,213	0.1
203,665		Tatneft PJSC	1,688,225	0.2
681,827,930		VTB Bank PJSC	559,152	0.1
			23,417,397	3.2

		South Africa: 7.0%
6,428	(1)	Anglo American Platinum Ltd.	183,636	0.0
54,543		AngloGold Ashanti Ltd.	568,663	0.1
51,231		Aspen Pharmacare Holdings Ltd.	1,148,349	0.2
90,561		Barclays Africa Group Ltd.	1,326,668	0.2
44,193		Bid Corp. Ltd.	1,074,109	0.2
44,769		Bidvest Group Ltd.	785,681	0.1
50,248	(1),(3)	Brait SE	169,227	0.0
5,317		Capitec Bank Holdings Ltd.	471,841	0.1
31,625		Coronation Fund Managers Ltd.	188,894	0.0
46,802		Discovery Ltd.	703,732	0.1
28,369		Exxaro Resources Ltd.	372,598	0.1
445,529		FirstRand Ltd.	2,411,915	0.3
141,989		Fortress REIT Ltd.	212,998	0.0
105,015		Fortress REIT Ltd.	358,184	0.1
30,427	(3)	Foschini Group Ltd./The	485,283	0.1
109,410		Gold Fields Ltd.	474,184	0.1
282,766		Growthpoint Properties Ltd.	632,153	0.1
34,150		Hyprop Investments Ltd.	323,766	0.0
19,494		Imperial Holdings Ltd.	411,936	0.1
37,933		Investec Ltd.	275,074	0.0
7,883		Kumba Iron Ore Ltd.	241,558	0.0
17,607		Liberty Holdings Ltd.	177,073	0.0
172,283		Life Healthcare Group Holdings Ltd.	386,410	0.1
129,518		MMI Holdings Ltd.	219,833	0.0
15,613		Mondi Ltd.	402,890	0.1
32,210		Mr Price Group Ltd.	635,232	0.1
224,560		MTN Group Ltd.	2,479,226	0.3
58,019		Naspers Ltd.	16,074,358	2.2
28,975		Nedbank Group Ltd.	597,683	0.1
137,057		Netcare Ltd.	278,600	0.0
49,937		Pick n Pay Stores Ltd.	280,753	0.0
17,294		Pioneer Foods Group Ltd.	190,394	0.0
11,606		PSG Group Ltd.	253,273	0.0
83,692		Rand Merchant Investment Holdings Ltd.	309,857	0.0
687,005		Redefine Properties Ltd.	594,136	0.1
70,523		Remgro Ltd.	1,343,790	0.2
40,344		Resilient REIT Ltd.	492,900	0.1
91,206		RMB Holdings Ltd.	582,140	0.1
188,608		Sanlam Ltd.	1,321,854	0.2
76,066		Sappi Ltd.	550,245	0.1
73,097		Sasol Ltd.	2,526,816	0.4
59,217		Shoprite Holdings Ltd.	1,058,655	0.1
228,413		Sibanye Gold Ltd	291,684	0.0
26,377		Spar Group Ltd.	433,480	0.1
171,074		Standard Bank Group Ltd.	2,693,632	0.4
397,398		Steinhoff International Holdings NV	149,176	0.0
36,783		Telkom SA Ltd.	143,059	0.0
22,047	(3)	Tiger Brands Ltd.	819,690	0.1
60,733	(3)	Truworths International Ltd.	463,726	0.1
80,933		Vodacom Group Pty Ltd.	949,127	0.1
131,811		Woolworths Holdings Ltd./South Africa	695,783	0.1
			50,215,924	7.0

		South Korea: 14.5%
4,261		Amorepacific Corp.	1,211,970	0.2
3,869		Amorepacific Group	509,578	0.1
1,082	(1)	BGF retail Co. Ltd.	212,246	0.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

35,912		BNK Financial Group, Inc.	315,625	0.0
4,407	(1)	Celltrion Healthcare Co. Ltd.	445,669	0.1
10,790	(1)	Celltrion, Inc.	2,225,601	0.3
9,289	(1)	Cheil Worldwide, Inc.	183,949	0.0
1,028		CJ CheilJedang Corp.	351,509	0.1
1,909		CJ Corp.	323,214	0.0
2,605		CJ E&M Corp.	237,736	0.0
943	(1)	CJ Logistics Corp.	123,312	0.0
3,774		Daelim Industrial Co., Ltd.	290,490	0.0
17,344	(1)	Daewoo Engineering & Construction Co., Ltd.	95,910	0.0
23,521		DGB Financial Group, Inc.	231,452	0.0
6,510		Dongbu Insurance Co., Ltd.	432,966	0.1
4,981		Dongsuh Cos, Inc.	135,395	0.0
7,166		Doosan Heavy Industries and Construction Co. Ltd.	102,749	0.0
3,998		Doosan Bobcat, Inc.	133,468	0.0
2,760		E-Mart, Inc.	697,985	0.1
2,540		Hyundai Glovis Co., Ltd.	322,876	0.0
6,926	(1)	GS Engineering & Construction Corp.	183,001	0.0
6,692		GS Holdings Corp.	388,579	0.1
3,642		GS Retail Co. Ltd.	137,010	0.0
39,263		Hana Financial Group, Inc.	1,825,001	0.3
9,845		Hankook Tire Co. Ltd.	501,578	0.1
853	(1)	Hanmi Pharm Co. Ltd.	464,399	0.1
1,640	(1)	Hanmi Science Co. Ltd.	169,774	0.0
25,702		Hanon Systems Corp.	333,806	0.1
1,418		Hanssem Co. Ltd.	238,420	0.0
13,938	(1)	Hanwha Chemical Corp.	411,193	0.1
5,788		Hanwha Corp.	223,819	0.0
33,587		Hanwha Life Insurance Co. Ltd.	216,490	0.0
4,904	(1)	Hanwha Techwin Co. Ltd	162,848	0.0
2,035		Lotte Chemical Corp.	698,760	0.1
4,291		Hotel Shilla Co. Ltd.	340,298	0.1
2,772		Hyosung Corp.	360,816	0.1
1,711		Hyundai Department Store Co. Ltd.	166,775	0.0
8,095		Hyundai Development Co-Engineering & Construction	291,248	0.0
10,002		Hyundai Engineering & Construction Co. Ltd.	339,119	0.1
4,096	(1)	Hyundai Heavy Industries Co. Ltd	384,201	0.1
8,243		Hyundai Marine & Fire Insurance Co., Ltd.	361,517	0.1
9,042		Hyundai Mobis Co. Ltd.	2,221,331	0.3
20,538		Hyundai Motor Co.	2,989,031	0.4
10,482		Hyundai Steel Co.	573,901	0.1
2,263		Hyundai Wia Corp.	137,401	0.0
1,287	(1)	Hyundai Robotics Co. Ltd.	458,033	0.1
33,343	(1)	Industrial Bank Of Korea	511,462	0.1
3,673	(2)	ING Life Insurance Korea Ltd.	183,213	0.0
4,502		Kakao Corp.	574,365	0.1
15,653		Kangwon Land, Inc.	508,803	0.1
52,662	(1)	KB Financial Group, Inc.	3,116,701	0.4
745		KCC Corp.	265,139	0.0
2,988		KEPCO Plant Service & Engineering Co. Ltd.	113,204	0.0
35,121		Kia Motors Corp.	1,099,018	0.2
9,086		Korea Aerospace Industries Ltd.	402,660	0.1
33,833	(1)	Korea Electric Power Corp.	1,202,642	0.2
3,818	(1)	Korea Gas Corp.	151,912	0.0
5,436		Korea Investment Holdings Co., Ltd.	350,011	0.1
1,120		Korea Zinc Co., Ltd.	515,772	0.1
6,085	(1)	Korean Air Lines Co. Ltd.	192,051	0.0
4,344		KT Corp.	122,736	0.0
15,482		KT&G Corp.	1,670,329	0.2
2,518		Kumho Petrochemical Co. Ltd.	233,776	0.0

6,110	(1)	LG Chem Ltd.	2,311,476	0.3
12,592		LG Corp.	1,070,102	0.2
30,921	(1)	LG Display Co., Ltd.	860,667	0.1
14,073	(1)	LG Electronics, Inc.	1,391,456	0.2
1,250		LG Household & Health Care Ltd.	1,388,305	0.2
1,973		LG Innotek Co. Ltd.	264,603	0.0
3,669		Lotte Corp.	223,747	0.0
1,434		Lotte Shopping Co. Ltd.	266,560	0.1
568		Medy-Tox, Inc.	257,273	0.0
48,620		Mirae Asset Daewoo Co., Ltd.	416,024	0.1
3,713		NAVER Corp.	3,016,366	0.4
2,334		NCSoft Corp.	975,634	0.1
2,247	(1),(2)	Netmarble Games Corp.	394,718	0.1
19,643		NH Investment & Securities Co., Ltd.	254,256	0.0
2,224		OCI Co. Ltd.	282,591	0.0
2,895	(1)	Orion Corp./Republic of Korea	282,107	0.0
169		Ottogi Corp.	127,237	0.0
28,525	(1)	Pan Ocean Co. Ltd.	140,163	0.0
9,879		POSCO	3,072,875	0.4
5,221		Posco Daewoo Corp.	88,397	0.0
2,358	(1)	S-1 Corp.	235,679	0.0
2,180	(1),(2)	Samsung Biologics Co. Ltd.	754,035	0.1
10,029		Samsung C&T Corp.	1,178,858	0.2
4,043		Samsung Card Co.	149,558	0.0
7,562		Samsung Electro-Mechanics Co. Ltd.	704,925	0.1
12,886		Samsung Electronics Co., Ltd.	30,615,993	4.2
33,445	(1)	Samsung Heavy Industries Co., Ltd.	228,648	0.0
9,226		Samsung Life Insurance Co. Ltd.	1,070,335	0.2
7,313	(1)	Samsung SDI Co., Ltd.	1,394,193	0.2
4,624		Samsung SDS Co. Ltd.	862,190	0.1
8,746		Samsung Securities Co. Ltd.	298,522	0.0
4,061		Samsung Fire & Marine Insurance Co. Ltd.	1,012,581	0.1
56,496	(1)	Shinhan Financial Group Co., Ltd.	2,607,699	0.4
1,022		Shinsegae, Inc.	286,395	0.1
6,963	(1)	SillaJen, Inc.	607,309	0.1
8,615		SK Innovation Co. Ltd.	1,643,491	0.2
4,177		SK Holdings Co. Ltd.	1,104,190	0.2
77,235	(1)	SK Hynix, Inc.	5,485,719	0.8

See Accompanying Notes to Financial Statements

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

19,574		SK Networks Co. Ltd.	121,536	0.0
2,671		SK Telecom Co., Ltd.	666,160	0.1
6,014		S-Oil Corp.	656,875	0.1
6,938		Coway Co., Ltd.	632,255	0.1
43,046		Woori Bank	632,793	0.1
1,144		Yuhan Corp.	233,820	0.0
			104,644,159	14.5

		Taiwan: 11.2%
396,462		Acer, Inc.	320,967	0.0
886,486		Advanced Semiconductor Engineering, Inc.	1,134,729	0.2
45,694		Advantech Co. Ltd.	322,869	0.1
14,000		Airtac International Group	250,778	0.0
321,356		Asia Cement Corp.	303,999	0.0
294,000	(1)	Asia Pacific Telecom Co. Ltd.	98,419	0.0
95,000		Asustek Computer, Inc.	892,266	0.1
1,145,000		AU Optronics Corp.	475,856	0.1
86,000		Catcher Technology Co., Ltd.	942,362	0.1
1,082,611		Cathay Financial Holding Co., Ltd.	1,939,547	0.3
149,128		Chailease Holding Co. Ltd.	432,584	0.1
614,395		Chang Hwa Commercial Bank Ltd.	341,199	0.1
250,650		Cheng Shin Rubber Industry Co. Ltd.	442,197	0.1
72,370		Chicony Electronics Co. Ltd.	181,858	0.0
1,190,439		Innolux Corp.	494,162	0.1
366,000	(1)	China Airlines Ltd.	142,841	0.0
1,770,000		China Development Financial Holding Corp.	602,593	0.1
321,347		China Life Insurance Co., Ltd.	322,376	0.1
1,692,535		China Steel Corp.	1,406,519	0.2
2,338,170		CTBC Financial Holding Co. Ltd.	1,607,276	0.2
503,000		Chunghwa Telecom Co., Ltd.	1,789,234	0.3
575,000		Compal Electronics, Inc.	410,994	0.1
257,703		Delta Electronics, Inc.	1,238,100	0.2
1,218,534		E.Sun Financial Holding Co., Ltd.	772,668	0.1
23,386		Eclat Textile Co. Ltd.	232,987	0.0
288,020		Eva Airways Corp.	153,067	0.0
278,047	(1)	Evergreen Marine Corp. Taiwan Ltd	152,296	0.0
402,685		Far Eastern New Century Corp.	361,890	0.1
210,000		Far EasTone Telecommunications Co., Ltd.	518,675	0.1
46,312		Feng TAY Enterprise Co., Ltd.	210,874	0.0
1,233,151		First Financial Holding Co., Ltd.	808,944	0.1
386,600		Formosa Chemicals & Fibre Co.	1,333,772	0.2
174,000		Formosa Petrochemical Corp.	673,024	0.1
547,600		Formosa Plastics Corp.	1,811,942	0.3
102,000		Formosa Taffeta Co. Ltd.	107,071	0.0
119,849		Foxconn Technology Co., Ltd.	341,595	0.1
884,000		Fubon Financial Holding Co., Ltd.	1,502,769	0.2
20,000		General Interface Solution Holding Ltd.	132,578	0.0
40,000		Giant Manufacturing Co., Ltd.	219,254	0.0
28,000		Globalwafers Co. Ltd.	371,494	0.1
115,300		Highwealth Construction Corp.	163,565	0.0
29,122		Hiwin Technologies Corp.	313,278	0.0
2,066,463		HON HAI Precision Industry Co., Ltd.	6,570,504	0.9
37,000		Hotai Motor Co. Ltd.	438,908	0.1
87,000	(1)	HTC Corp.	213,710	0.0
961,856		Hua Nan Financial Holdings Co. Ltd.	540,770	0.1
341,000		Inventec Co., Ltd.	271,381	0.0
13,000		Largan Precision Co. Ltd.	1,745,008	0.2
278,538		Lite-On Technology Corp.	378,874	0.1
232,000	(1)	Macronix International	342,705	0.1
199,820		MediaTek, Inc.	1,964,190	0.3
1,440,826		Mega Financial Holdings Co., Ltd.	1,161,815	0.2
89,000		Micro-Star International Co., Ltd.	228,401	0.0
628,890		Nan Ya Plastics Corp.	1,643,111	0.2
90,000		Nanya Technology Corp.	229,086	0.0
20,000		Nien Made Enterprise Co. Ltd.	213,065	0.0
79,000		Novatek Microelectronics Corp., Ltd.	300,331	0.0
258,000		Pegatron Corp.	621,628	0.1
19,000		Phison Electronics Corp.	185,638	0.0
284,000		Pou Chen Corp.	367,066	0.1
93,000		Powertech Technology, Inc.	273,890	0.0
77,000		President Chain Store Corp.	733,325	0.1
356,000		Quanta Computer, Inc.	740,508	0.1
64,760		Realtek Semiconductor Corp.	236,062	0.0
136,032	(1)	Ruentex Development Co. Ltd.	145,736	0.0
80,081		Ruentex Industries Ltd.	135,855	0.0
1,120,860		Shin Kong Financial Holding Co., Ltd.	394,326	0.1
278,000		Siliconware Precision Industries Co. Ltd.	469,221	0.1
1,360,642		SinoPac Financial Holdings Co., Ltd.	442,140	0.1
77,914		Standard Foods Corp.	193,748	0.0
195,800		Synnex Technology International Corp.	266,317	0.0
25,000	(1)	TaiMed Biologics, Inc.	154,788	0.0
1,261,451		Taishin Financial Holdings Co., Ltd.	586,036	0.1
555,083		Taiwan Business Bank	156,377	0.0
451,000		Taiwan Cement Corp.	551,745	0.1

See Accompanying Notes to Financial Statements

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

1,055,049	Taiwan Cooperative Financial Holding Co. Ltd.	587,961	0.1
220,000	Taiwan High Speed Rail Corp.	173,479	0.0
218,000	Taiwan Mobile Co., Ltd.	787,506	0.1
3,263,000	Taiwan Semiconductor Manufacturing Co., Ltd.	24,985,036	3.5
238,000	Teco Electric and Machinery Co. Ltd.	227,280	0.0
639,209	Uni-President Enterprises Corp.	1,415,613	0.2
1,599,000	United Microelectronics Corp.	759,278	0.1
119,000	Vanguard International Semiconductor Corp.	263,496	0.0
43,000	Win Semiconductors Corp.	406,378	0.1
368,000	Winbond Electronics Corp.	288,515	0.0
352,530	Wistron Corp.	282,519	0.0
215,000	WPG Holdings Ltd.	283,900	0.0
26,000	Yageo Corp.	307,215	0.0
1,369,586	Yuanta Financial Holding Co., Ltd.	633,328	0.1
59,000	Zhen Ding Technology Holding Ltd.	129,185	0.0
		80,702,422	11.2

	Thailand: 2.3%
139,200	Advanced Info Service PCL	815,808	0.1
568,200	Airports of Thailand PCL	1,183,171	0.2
34,400	Bangkok Bank PCL - Foreign Reg	231,163	0.0
528,100	Bangkok Dusit Medical Services PCL	338,671	0.1
1,016,200	Bangkok Expressway & Metro PCL	240,096	0.0
279,600	Banpu PCL	167,120	0.0
160,600	Berli Jucker PCL	324,630	0.0
800,600	BTS Group Holdings PCL	203,896	0.0
49,200	Bumrungrad Hospital PCL	285,327	0.1
175,000	Central Pattana PCL	457,771	0.1
388,400	Charoen Pokphand Foods PCL	286,026	0.1
664,600	CP ALL PCL	1,568,550	0.2
72,900	Delta Electronics Thailand PCL	163,852	0.0
18,700	Electricity Generating PCL	123,940	0.0
160,000	Energy Absolute PCL	257,748	0.0
70,600	Glow Energy PCL	176,012	0.0
560,051	Home Product Center PCL	219,965	0.0
200,900	Indorama Ventures PCL	327,744	0.1
1,409,500	IRPC PCL	304,909	0.1
4,300	Kasikornbank PCL	30,540	0.0
229,300	Kasikornbank PCL - Foreign	1,678,102	0.2
37,100	KCE Electronics PCL	94,092	0.0
485,000	Krung Thai Bank PCL	285,095	0.0
288,800	Minor International PCL	387,695	0.1
186,500	PTT Exploration & Production PCL	571,550	0.1
290,300		PTT Global Chemical PCL	756,625	0.1
140,700		PTT PCL	1,896,106	0.3
66,700		Robinson PCL	149,405	0.0
52,900		Siam Cement PCL	794,433	0.1
239,000		Siam Commercial Bank PCL	1,097,003	0.2
124,000		Thai Oil PCL	393,802	0.1
270,700		Thai Union Group PCL	165,294	0.0
1,894,200		TMB Bank PCL	175,529	0.0
1,288,090	(1)	True Corp. PCL	244,347	0.0
			16,396,017	2.3

		Turkey: 1.1%
298,288		Akbank TAS	774,117	0.1
27,685		Anadolu Efes Biracilik Ve Malt Sanayii AS	176,752	0.1
30,911		Arcelik A/S	175,266	0.0
27,488		Aselsan Elektronik Sanayi Ve Ticaret AS	230,379	0.0
28,138		BIM Birlesik Magazalar AS	578,651	0.1
10,467		Coca-Cola Icecek AS	94,397	0.0
245,122	(1)	Emlak Konut Gayrimenkul Yatirim Ortakligi AS	181,514	0.0
192,962		Eregli Demir ve Celik Fabrikalari TAS	509,126	0.1
10,101		Ford Otomotiv Sanayi A/S	160,555	0.0
122,276		Haci Omer Sabanci Holding AS	358,227	0.1
93,971		KOC Holding AS	457,846	0.1
101,739		Petkim Petrokimya Holding	208,454	0.0
22,876		TAV Havalimanlari Holding AS	135,399	0.0
17,861		Tofas Turk Otomobil Fabrikasi AS	155,440	0.0
15,375		Tupras Turkiye Petrol Rafine	492,713	0.1
72,665	(1)	Turk Hava Yollari	300,807	0.1
75,988	(1)	Turk Telekomunikasyon AS	128,914	0.0
122,746		Turkcell Iletisim Hizmet AS	500,494	0.1
312,834		Turkiye Garanti Bankasi A/S	884,020	0.1
82,075		Turkiye Halk Bankasi AS	233,242	0.0
211,797		Turkiye Is Bankasi	388,899	0.1
100,340		Turk Sise Ve Cam Fabrikalari	124,332	0.0
109,568		Turkiye Vakiflar Bankasi Tao	195,431	0.0
21,418		Ulker Biskuvi Sanayi AS	111,144	0.0
126,839	(1)	Yapi Ve Kredi Bankasi	145,038	0.0
			7,701,157	1.1

		United Arab Emirates: 0.6%
281,923		Abu Dhabi Commercial Bank PJSC	521,973	0.1
416,250		Aldar Properties PJSC	249,336	0.0
226,502		DAMAC Properties Dubai Co. PJSC	203,514	0.0
21,807		DP World Ltd.	545,175	0.1
101,493		Dubai Investments PJSC	66,598	0.0

See Accompanying Notes to Financial Statements

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

174,635		Dubai Islamic Bank PJSC	293,859	0.0
453,850	(1)	DXB Entertainments PJSC	78,468	0.0
276,702		Emaar Malls PJSC	160,473	0.0
474,002		Emaar Properties PJSC	896,480	0.1
231,617		Emirates Telecommunications Group Co. PJSC	1,103,614	0.2
185,098		First Abu Dhabi Bank PJSC	516,576	0.1
			4,636,066	0.6

	Total Common Stock
	(Cost $551,201,778)		692,601,225	95.9

PREFERRED STOCK: 3.5%
		Brazil: 2.4%
404,256		Banco Bradesco SA	4,125,310	0.6
23,400		Braskem SA	302,420	0.0
21,600		Cia Brasileira de Distribuicao	513,969	0.1
104,659		Cia Energetica de Minas Gerais	216,758	0.0
30,500		Centrais Eletricas Brasileiras SA	208,721	0.0
125,000		Gerdau SA	466,522	0.1
427,850		Itau Unibanco Holding S.A.	5,492,102	0.8
524,869		Investimentos Itau SA	1,712,063	0.2
96,660		Lojas Americanas SA	496,836	0.1
520,700	(1)	Petroleo Brasileiro SA	2,527,289	0.4
59,600		Telefonica Brasil SA	873,580	0.1
			16,935,570	2.4

		Chile: 0.1%
36,357		Embotelladora Andina SA	181,413	0.0
12,764		Sociedad Quimica y Minera de Chile SA	758,041	0.1
			939,454	0.1

		Colombia: 0.1%
509,213		Grupo Aval Acciones y Valores	220,103	0.1
15,384		Grupo de Inversiones Suramericana SA	201,035	0.0
			421,138	0.1

		Russia: 0.1%
914,623		Surgutneftegas	446,317	0.1
80		Transneft PJSC	249,305	0.0
			695,622	0.1

		South Korea: 0.8%
1,127		Amorepacific Corp.	174,753	0.0
2,942		Hyundai Motor Co.	257,001	0.1
4,926		Hyundai Motor Co.- Series 2	469,340	0.1
258		LG Household & Health Care Ltd.	168,216	0.0
977		LG Chem Ltd.	226,931	0.0
2,318	Samsung Electronics Co., Ltd. - Pref	4,514,102	0.6
		5,810,343	0.8

	Total Preferred Stock
	(Cost $20,421,346)	24,802,127	3.5

RIGHTS: –%
	Taiwan: –%
33,352	(1) CTBC Financial Holding Co., Ltd.	–	–

	Total Rights
	(Cost $–)	–	–

	Total Long-Term Investments
	(Cost $571,623,124)	717,403,352	99.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.7%
	Securities Lending Collateral(5): 1.0%
1,748,144	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $1,748,414, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,783,107, due 01/31/18-06/20/63)	1,748,144	0.2
1,748,144	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $1,748,418, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $1,783,107, due 01/11/18-12/01/51)	1,748,144	0.2
1,748,144	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $1,748,420, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $1,783,107, due 02/15/43-02/15/44)	1,748,144	0.3

See Accompanying Notes to Financial Statements

Voya Emerging Markets Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

367,755	MUFG Securities America Inc., Repurchase Agreement dated 12/29/17, 1.40%, due 01/02/18 (Repurchase Amount $367,811, collateralized by various U.S. Government Agency Obligations, 1.914%-5.370%, Market Value plus accrued interest $375,110, due 08/01/19-11/20/65)	367,755	0.1
1,748,144	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $1,748,456, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $1,796,689, due 01/15/19-02/15/46)	1,748,144	0.2
		7,360,331	1.0

Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.7%
5,150,000	(6) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $5,150,000)	5,150,000	0.7

	Total Short-Term Investments
	(Cost $12,510,331)	12,510,331	1.7

	Total Investments in Securities (Cost $584,133,455)	$729,913,683	101.1
	Liabilities in Excess of Other Assets	(7,608,802)	(1.1)
	Net Assets	$722,304,881	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Security, or a portion of the security, is on loan.
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(5)	Represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

Voya FTSE 100 Index® Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.2%
		Germany: 0.3%
44,997		TUI AG	932,214	0.3

		Ireland: 1.0%
9,200		DCC PLC	925,860	0.3
8,548		Paddy Power Betfair PLC	1,016,881	0.4
24,529		Smurfit Kappa Group PLC	830,262	0.3
			2,773,003	1.0

		Mexico: 0.1%
19,084		Fresnillo PLC	366,678	0.1

		Netherlands: 10.4%
470,640		Royal Dutch Shell PLC - Class A	15,711,434	5.7
387,928		Royal Dutch Shell PLC - Class B	13,063,073	4.7
			28,774,507	10.4

		Switzerland: 3.2%
20,175		Coca-Cola HBC AG	659,189	0.2
26,188		Ferguson PLC	1,879,349	0.7
1,205,942		Glencore PLC	6,311,843	2.3
			8,850,381	3.2

		United Arab Emirates: 0.3%
40,474		Mediclinic International PLC	354,925	0.2
8,296		NMC Health PLC	323,143	0.1
			678,068	0.3

		United Kingdom: 83.9%
98,537		3i Group PLC	1,213,098	0.4
20,834		Admiral Group PLC	561,940	0.2
102,153	(1)	Anglo American PLC	2,124,673	0.8
35,820		Antofagasta PLC	483,429	0.2
51,419		Ashtead Group PLC	1,379,131	0.5
35,978		Associated British Foods PLC	1,369,832	0.5
131,070		AstraZeneca PLC	9,044,545	3.3
413,987		Aviva PLC	2,823,518	1.0
329,345		BAE Systems PLC	2,544,622	0.9
1,757,076		Barclays PLC	4,809,759	1.7
103,579		Barratt Developments PLC	903,566	0.3
13,008		Berkeley Group Holdings PLC	737,107	0.3
215,122		BHP Billiton PLC	4,349,832	1.6
1,993,970		BP PLC	13,988,241	5.0
236,646		British American Tobacco PLC	15,996,949	5.8
103,847		British Land Co. PLC	967,162	0.3
866,645		BT Group PLC	3,179,157	1.1
34,717		Bunzl PLC	969,997	0.3
43,827		Burberry Group PLC	1,056,660	0.4
18,581		Carnival PLC	1,222,543	0.4
578,630		Centrica PLC	1,072,636	0.4
163,461		Compass Group PLC	3,524,573	1.3
86,503		CRH PLC - London	3,104,586	1.1
13,125		Croda International PLC	782,414	0.3
255,725		Diageo PLC	9,373,417	3.4
142,425		Direct Line Insurance Group PLC	732,888	0.3
102,687		DS Smith PLC	715,777	0.3
25,588		easyJet PLC	505,776	0.2
96,071		Experian PLC	2,117,659	0.8
160,197		G4S PLC	576,562	0.2
177,564		GKN PLC	763,580	0.3
500,101		GlaxoSmithKline PLC	8,856,366	3.2
39,158		Halma PLC	665,338	0.2
82,087		Hammerson PLC	605,631	0.2
27,193		Hargreaves Lansdown PLC	660,402	0.2
2,076,320		HSBC Holdings PLC	21,444,338	7.7
98,790		Imperial Brands PLC	4,213,843	1.5
84,947		Informa PLC	826,490	0.3
19,648		InterContinental Hotels Group PLC	1,249,704	0.5
169,772		International Consolidated Airlines Group SA	1,486,778	0.5
16,699		Intertek Group PLC	1,167,819	0.4
385,563		ITV PLC	861,538	0.3
166,687		J Sainsbury PLC	542,786	0.2
19,656		Johnson Matthey PLC	814,511	0.3
59,387	(2)	Just Eat PLC	624,645	0.2
224,393		Kingfisher PLC	1,023,108	0.4
73,731		Land Securities Group PLC	1,001,761	0.4
612,092		Legal & General Group PLC	2,253,462	0.8
7,383,409		Lloyds Banking Group Plc	6,770,444	2.4
32,360		London Stock Exchange Group PLC	1,655,107	0.6
168,179	(1)	Marks & Spencer Group PLC	713,518	0.3
44,281		Micro Focus International PLC	1,504,966	0.5
37,926		Mondi PLC	985,644	0.4
350,767		National Grid PLC	4,135,016	1.5
14,504		Next PLC	884,006	0.3
491,704		Old Mutual PLC	1,538,193	0.5
83,802		Pearson PLC	830,141	0.3
31,777		Persimmon PLC	1,174,701	0.4
267,550		Prudential PLC	6,852,026	2.5
9,650		Randgold Resources Ltd.	958,195	0.3
64,414		Reckitt Benckiser Group PLC	6,009,393	2.2
109,882		Relx PLC	2,576,530	0.9
190,284		Rentokil Initial PLC	815,206	0.3
123,027		Rio Tinto PLC	6,453,687	2.3
169,943		Rolls-Royce Holdings PLC	1,939,518	0.7
333,504	(2)	Royal Bank of Scotland Group PLC	1,250,567	0.5
105,417		RSA Insurance Group PLC	898,568	0.3
111,901		Sage Group PLC	1,202,989	0.4
11,555		Schroders PLC	546,969	0.2
105,622		SSE PLC	1,877,722	0.7
103,180		Segro PLC	816,723	0.3
24,433		Severn Trent PLC	711,941	0.3
92,102		Shire PLC	4,772,819	1.7

See Accompanying Notes to Financial Statements

Voya FTSE 100 Index® Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

106,932	(2) Sky PLC	1,459,328	0.5
90,578	Smith & Nephew PLC	1,567,278	0.6
40,944	Smiths Group PLC	821,724	0.3
53,918	St. James's Place PLC	890,731	0.3
278,840	(2) Standard Chartered PLC	2,928,256	1.1
280,401	Standard Life Aberdeen PLC	1,649,320	0.6
336,074	Taylor Wimpey PLC	936,539	0.3
844,896	Tesco PLC	2,386,986	0.9
119,568	Unilever PLC	6,631,960	2.4
70,607	United Utilities Group PLC	790,761	0.3
2,757,302	Vodafone Group PLC	8,715,801	3.1
18,959	Whitbread PLC	1,023,898	0.4
222,953	WM Morrison Supermarkets PLC	661,942	0.2
194,195	(3) Worldpay Group PLC	1,114,403	0.4
126,688	WPP PLC	2,288,707	0.8
		233,036,372	83.9

	Total Common Stock
	(Cost $243,777,396)	275,411,223	99.2

PREFERRED STOCK: 0.0%
	United Kingdom: 0.0%
8,000,642	(2) Rolls-Royce Holdings PLC - C Shares	10,802	0.0

	Total Preferred Stock
	(Cost $10,522)	10,802	0.0

CLOSED-END FUNDS: 0.3%
	United Kingdom: 0.3%
144,485	Scottish Mortgage Investment Trust PLC	873,993	0.3

	Total Closed-End Funds
	(Cost $656,303)	873,993	0.3

	Total Long-Term Investments
	(Cost $244,444,221)	276,296,018	99.5

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
	Securities Lending Collateral(4): 1.1%
951,883	BNP Paribas S.A., Repurchase Agreement dated 12/29/17, 1.40%, due 01/02/18 (Repurchase Amount $952,029, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-7.000%, Market Value plus accrued interest $970,921, due 03/31/19-10/20/47)	951,883	0.3
1,000,000	Merrill Lynch & Co., Inc., Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $1,000,155, collateralized by various U.S. Government Agency Obligations, 1.982%-10.500%, Market Value plus accrued interest $1,020,000, due 01/15/18-08/01/48)	1,000,000	0.4
1,000,000	Nomura Securities, Repurchase Agreement dated 12/29/17, 1.42%, due 01/02/18 (Repurchase Amount $1,000,156, collateralized by various U.S. Government Agency Obligations, 0.000%-7.500%, Market Value plus accrued interest $1,020,000, due 04/05/18-11/20/67)	1,000,000	0.4
		2,951,883	1.1

	Total Short-Term Investments
	(Cost $2,951,883)	2,951,883	1.1

	Total Investments in Securities (Cost $247,396,104)	$279,247,901	100.6
	Liabilities in Excess of Other Assets	(1,555,080)	(0.6)
	Net Assets	$277,692,821	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(4)	Represents securities purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements

Voya Hang Seng Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.7%
		China: 55.4%
44,500		AAC Technologies Holdings, Inc.	787,582	1.1
4,825,746		Bank of China Ltd.	2,363,343	3.2
532,451		Bank of Communications Co., Ltd.	394,095	0.5
225,129		BOC Hong Kong Holdings Ltd.	1,137,751	1.5
6,573,107		China Construction Bank	6,050,891	8.2
452,911		China Life Insurance Co., Ltd.	1,412,409	1.9
168,000		China Mengniu Dairy Co., Ltd.	499,050	0.7
77,964		China Merchants Port Holdings Co. Ltd	203,637	0.3
373,101		China Mobile Ltd.	3,772,814	5.1
234,991		China Overseas Land & Investment Ltd.	754,294	1.0
1,554,438		China Petroleum & Chemical Corp.	1,138,522	1.6
117,654		China Resources Power Holdings Co.	218,830	0.3
168,444		China Resources Land Ltd.	494,154	0.7
205,341		China Shenhua Energy Co., Ltd.	530,487	0.7
435,110	(1)	China Unicom Hong Kong Ltd.	588,262	0.8
353,811		CITIC Ltd.	510,464	0.7
1,085,714		CNOOC Ltd.	1,558,670	2.1
453,000		Country Garden Holdings Co. Ltd.	860,607	1.2
327,000		Geely Automobile Holdings Ltd.	1,126,319	1.5
44,000		Hengan International Group Co., Ltd.	487,168	0.7
4,482,340		Industrial & Commercial Bank of China	3,593,199	4.9
370,000		Lenovo Group Ltd.	208,352	0.3
1,286,604		PetroChina Co., Ltd.	894,637	1.2
316,432		Ping An Insurance Group Co. of China Ltd.	3,282,055	4.5
43,000		Sunny Optical Technology Group Co. Ltd.	545,982	0.7
135,775		Tencent Holdings Ltd.	7,027,436	9.6
379,000		Want Want China Holdings Ltd.	317,278	0.4
			40,758,288	55.4

		Hong Kong: 33.0%
733,200		AIA Group Ltd.	6,236,341	8.5
82,184		Bank of East Asia Ltd.	355,422	0.5
157,036		CK Asset Holdings Ltd.	1,368,910	1.9
163,536		CK Hutchison Holdings Ltd.	2,049,155	2.8
40,000		CK Infrastructure Holdings Ltd.	343,247	0.5
114,931		CLP Holdings Ltd.	1,176,105	1.6
143,000	Galaxy Entertainment Group Ltd.	1,141,682	1.5
123,706	Hang Lung Properties Ltd.	301,345	0.4
46,443	Hang Seng Bank Ltd.	1,152,201	1.6
73,107	Henderson Land Development Co., Ltd.	480,679	0.6
510,268	Hong Kong & China Gas	999,254	1.3
71,541	Hong Kong Exchanges and Clearing Ltd.	2,188,315	3.0
83,822	Power Assets Holdings Ltd.	706,529	1.0
134,000	Link REIT	1,239,743	1.7
109,143	MTR Corp.	638,828	0.9
358,100	New World Development Ltd.	536,712	0.7
191,265	Sino Land Co.	338,369	0.4
79,555	Sun Hung Kai Properties Ltd.	1,324,516	1.8
30,091	Swire Pacific Ltd.	278,412	0.4
576,500	(2) WH Group Ltd.	650,816	0.9
74,637	Wharf Holdings Ltd.	257,385	0.3
73,637	(1) Wharf Real Estate Investment Co. Ltd.	490,106	0.7
		24,254,072	33.0

	Macau: 1.0%
147,200	Sands China Ltd.	757,675	1.0

	United Kingdom: 10.3%
739,628	HSBC Holdings PLC (HKD)	7,604,350	10.3

	Total Common Stock
	(Cost $43,723,346)	73,374,385	99.7

SHORT-TERM INVESTMENTS: 0.2%
	Mutual Funds: 0.2%
137,000	(3) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $137,000)	137,000	0.2

	Total Short-Term Investments
	(Cost $137,000)	137,000	0.2

	Total Investments in Securities (Cost $43,860,346)	$73,511,385	99.9
	Assets in Excess of Other Liabilities	71,245	0.1
	Net Assets	$73,582,630	100.0

(1)	Non-income producing security.
(2)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(3)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.4%
		Australia: 6.7%
73,057		AGL Energy Ltd.	1,384,433	0.1
268,386		Alumina Ltd.	505,791	0.0
126,542		Amcor Ltd.	1,516,267	0.1
327,565		AMP Ltd.	1,322,218	0.1
120,312		APA Group	780,159	0.1
59,229		Aristocrat Leisure Ltd.	1,090,654	0.1
21,859		ASX Ltd.	933,099	0.1
225,631		Aurizon Holdings Ltd.	869,414	0.1
165,686		AusNet Services	232,839	0.0
323,198		Australia & New Zealand Banking Group Ltd.	7,210,241	0.4
42,108		Bank of Queensland Ltd.	416,501	0.0
50,075		Bendigo and Adelaide Bank Ltd.	454,405	0.0
874,585	(1),(2)	BGP Holdings PLC	–	–
352,156		BHP Billiton Ltd.	8,089,344	0.5
60,321		BlueScope Steel Ltd.	718,457	0.0
125,796		Boral Ltd.	761,544	0.0
176,711		Brambles Ltd.	1,384,897	0.1
28,746		Caltex Australia Ltd.	761,517	0.0
61,437		Challenger Ltd.	670,001	0.0
10,450		CIMIC Group Ltd.	417,952	0.0
62,952		Coca-Cola Amatil Ltd.	417,048	0.0
6,725		Cochlear Ltd.	896,460	0.1
190,272		Commonwealth Bank of Australia	11,874,590	0.7
51,874		Computershare Ltd.	657,231	0.0
39,938		Crown Resorts Ltd.	404,826	0.0
49,881		CSL Ltd.	5,481,610	0.3
110,590		Dexus	839,220	0.1
6,532	(3)	Domino's Pizza Enterprises Ltd.	237,412	0.0
6,161	(3)	Flight Centre Travel Group Ltd.	212,360	0.0
175,032		Fortescue Metals Group Ltd.	662,386	0.0
200,939		Goodman Group	1,316,651	0.1
205,653		GPT Group	818,052	0.1
55,445	(3)	Harvey Norman Holdings Ltd.	179,802	0.0
184,859		Healthscope Ltd.	302,181	0.0
181,883		Incitec Pivot Ltd.	551,117	0.0
261,453		Insurance Australia Group Ltd.	1,472,573	0.1
60,236		Lend Lease Corp., Ltd.	765,799	0.0
33,859		Macquarie Group Ltd.	2,618,821	0.2
304,566		Medibank Pvt Ltd.	779,945	0.0
423,224		Mirvac Group	773,993	0.0
295,730		National Australia Bank Ltd.	6,791,493	0.4
84,078		Newcrest Mining Ltd.	1,496,756	0.1
152,078		Oil Search Ltd.	920,773	0.1
41,420		Orica Ltd.	582,324	0.0
194,874	(2)	Origin Energy Ltd.	1,427,491	0.1
150,004		QBE Insurance Group Ltd.	1,245,114	0.1
15,767		Ramsay Health Care Ltd.	860,980	0.1
5,982		REA Group Ltd.	356,691	0.0
46,698		Rio Tinto Ltd.	2,745,611	0.2
203,653	(2)	Santos Ltd.	862,016	0.1
590,542		Scentre Group	1,926,331	0.1
38,851		Seek Ltd.	574,517	0.0
42,353		Sonic Healthcare Ltd.	753,182	0.0
329,279		South32 Ltd.	892,527	0.1
242,587		South32 Ltd. - GBP	664,064	0.0
271,325		Stockland	946,473	0.1
139,721		Suncorp Group Ltd.	1,505,948	0.1
125,804		Sydney Airport	690,301	0.0
204,184		Tabcorp Holdings Ltd.	885,877	0.1
452,773		Telstra Corp., Ltd.	1,279,921	0.1
41,333		TPG Telecom Ltd.	211,502	0.0
242,515		Transurban Group - Stapled Security	2,347,072	0.1
83,009		Treasury Wine Estates Ltd.	1,030,056	0.1
370,245		Vicinity Centres	784,212	0.1
124,221		Wesfarmers Ltd.	4,295,304	0.3
217,573		Westfield Corp.	1,607,471	0.1
371,774		Westpac Banking Corp.	9,042,859	0.5
92,948		Woodside Petroleum Ltd.	2,391,367	0.1
141,884		Woolworths Group Ltd	3,014,512	0.2
			112,914,555	6.7

		Austria: 0.3%
8,860		Andritz AG	499,939	0.0
32,572	(2)	Erste Group Bank AG	1,411,523	0.1
15,943	(2)	OMV AG	1,010,593	0.1
14,998	(2)	Raiffeisen International Bank Holding AG	543,458	0.0
12,031		Voestalpine AG	718,285	0.1
			4,183,798	0.3

		Belgium: 1.1%
21,565		Ageas	1,053,440	0.1
83,962		Anheuser-Busch InBev SA/NV	9,373,610	0.6
16,487	(3)	Proximus SADP	541,034	0.0
7,534		Colruyt S.A.	391,931	0.0
8,628		Groupe Bruxelles Lambert S.A.	930,793	0.0
27,720		KBC Group NV	2,362,109	0.1
8,188		Solvay S.A.	1,138,428	0.1
6,246	(2)	Telenet Group Holding NV	435,137	0.0
14,060		UCB S.A.	1,114,856	0.1
21,522		Umicore SA	1,019,042	0.1
			18,360,380	1.1

		China: 0.2%
408,417		BOC Hong Kong Holdings Ltd.	2,064,048	0.1
82,000		Minth Group Ltd.	493,106	0.1
			2,557,154	0.2

		Denmark: 1.8%
428		AP Moller - Maersk A/S - Class A	713,064	0.0
695		AP Moller - Maersk A/S - Class B	1,211,376	0.1
11,819		Carlsberg A/S	1,417,550	0.1
10,817		Chr Hansen Holding A/S	1,014,633	0.0
13,278		Coloplast A/S	1,055,608	0.1
78,712		Danske Bank A/S	3,063,628	0.2

See Accompanying Notes to Financial Statements

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

21,721		DSV A/S	1,709,135	0.1
6,273	(2)	Genmab A/S	1,040,327	0.1
7,411		H Lundbeck A/S	375,819	0.0
17,806		ISS A/S	689,361	0.0
204,544		Novo Nordisk A/S	10,991,272	0.7
25,968		Novozymes A/S	1,482,444	0.1
20,865	(4)	Orsted A/S	1,138,971	0.1
11,907		Pandora A/S	1,294,274	0.1
92,066		TDC A/S	565,777	0.0
11,624		Tryg A/S	290,775	0.0
23,988		Vestas Wind Systems A/S	1,657,579	0.1
12,043	(2)	William Demant Holding A/S	336,389	0.0
			30,047,982	1.8

		Finland: 0.9%
16,889		Elisa OYJ	662,444	0.0
47,192		Fortum OYJ	933,991	0.1
37,108		Kone OYJ	1,992,795	0.1
12,339		Metso OYJ	420,946	0.0
14,241		Neste Oyj	911,579	0.1
472,273		Nokia OYJ - Finland	2,206,614	0.1
172,697		Nokia OYJ - France	805,116	0.0
12,266		Nokian Renkaat OYJ	556,315	0.0
11,161		Orion Oyj	416,138	0.0
49,292		Sampo OYJ	2,705,244	0.2
58,660		Stora Enso OYJ (Euro Denominated Security)	929,336	0.1
58,314		UPM-Kymmene OYJ	1,810,344	0.1
16,230		Wartsila OYJ	1,024,306	0.1
			15,375,168	0.9

		France: 9.8%
19,953		Accor S.A.	1,027,177	0.1
3,211		Aeroports de Paris	610,566	0.0
47,846		Air Liquide SA	6,014,909	0.4
17,996		Alstom SA	745,962	0.1
5,686	(2),(4)	Amundi SA	481,574	0.0
7,451	(2)	Arkema SA	907,863	0.1
9,829	(2)	Atos SE	1,429,037	0.1
215,031		AXA S.A.	6,372,046	0.4
3,673		BioMerieux	328,857	0.0
124,281		BNP Paribas	9,245,065	0.6
93,619		Bollore SA	507,861	0.0
22,950		Bouygues SA	1,190,820	0.1
29,468	(2)	Bureau Veritas SA	804,849	0.1
17,937		Capgemini SE	2,124,486	0.1
62,331		Carrefour S.A.	1,343,879	0.1
5,716		Casino Guichard Perrachon S.A.	346,568	0.0
55,502		Cie de Saint-Gobain	3,054,613	0.2
19,618		Cie Generale des Etablissements Michelin	2,806,450	0.2
17,592	(2)	CNP Assurances	405,800	0.0
124,129		Credit Agricole SA	2,049,618	0.1
65,822		Danone	5,515,269	0.3
247		Dassault Aviation SA	384,052	0.0
14,200		Dassault Systemes SE	1,507,742	0.1
23,374		Edenred	676,672	0.0
6,966	(2)	Eiffage SA	762,367	0.1
62,008		Electricite de France SA	775,249	0.1
201,554		Engie SA	3,465,009	0.2
23,023		Essilor International Cie Generale d'Optique SA	3,171,215	0.2
4,977		Eurazeo SA	459,793	0.0
1,211	(2)	Eurofins Scientific SE	736,061	0.1
19,577		Eutelsat Communications	453,256	0.0
7,460	(2)	Faurecia	581,394	0.0
3,587	(2)	Fonciere Des Regions	406,085	0.0
5,018	(2)	Gecina S.A.	926,605	0.1
51,728		Getlink SE	665,344	0.0
3,399		Hermes International	1,818,368	0.1
3,922	(2)	ICADE	385,546	0.0
2,946		Iliad SA	705,908	0.1
3,926	(2)	Imerys SA	369,716	0.0
6,149	(2)	Ingenico Group SA	656,703	0.0
3,711	(2)	Ipsen SA	441,687	0.0
8,031		JC Decaux SA	323,006	0.0
24,150		Klepierre	1,061,495	0.1
13,781		Lagardere SCA	441,324	0.0
29,259		Legrand S.A.	2,249,394	0.1
28,229		L'Oreal S.A.	6,254,988	0.4
30,903		LVMH Moet Hennessy Louis Vuitton SE	9,070,170	0.5
101,393	(2)	Natixis SA	800,852	0.1
222,093		Orange SA	3,849,045	0.2
23,510		Pernod Ricard SA	3,718,213	0.2
59,860		Peugeot S.A.	1,215,828	0.1
8,392		Kering	3,950,331	0.2
20,939		Publicis Groupe	1,419,393	0.1
2,544		Remy Cointreau SA	352,483	0.0
21,209		Renault S.A.	2,128,912	0.1
33,276	(2)	Rexel SA	602,525	0.0
35,019		Safran S.A.	3,612,046	0.2
125,378		Sanofi	10,794,009	0.6
62,879		Schneider Electric SE	5,330,899	0.3
17,282		SCOR SE	694,623	0.1
2,395		SEB SA	443,338	0.0
3,193	(2)	Societe BIC S.A.	350,897	0.0
85,141		Societe Generale	4,389,477	0.3
10,170		Sodexo SA	1,363,372	0.1
37,448		Suez	657,871	0.0
5,784		Teleperformance	827,977	0.1
11,775		Thales S.A.	1,267,220	0.1
255,221		Total S.A.	14,088,142	0.8
6,676	(2)	UbiSoft Entertainment	512,927	0.0
10,994		Unibail-Rodamco SE	2,766,654	0.2
26,388		Valeo SA	1,965,659	0.1
53,146		Veolia Environnement	1,355,175	0.1
56,618		Vinci S.A.	5,780,209	0.4
116,561		Vivendi SA	3,128,433	0.2
3,210		Wendel	556,216	0.0
21,805	(2)	Zodiac Aerospace	651,758	0.0
			164,636,902	9.8

		Germany: 9.1%
20,720		Adidas AG	4,143,776	0.2
49,720		Allianz SE	11,378,283	0.7
4,216		Axel Springer AG	328,764	0.0
101,424		BASF SE	11,119,229	0.7
91,089		Bayer AG	11,318,980	0.7
37,012		Bayerische Motoren Werke AG	3,837,473	0.2
11,166		Beiersdorf AG	1,309,022	0.1
17,114		Brenntag AG	1,078,925	0.1
115,757	(2)	Commerzbank AG	1,726,775	0.1
12,289		Continental AG	3,304,258	0.2
12,833	(4)	Covestro AG	1,321,365	0.1
106,419		Daimler AG	8,998,816	0.5
227,925		Deutsche Bank AG	4,310,958	0.3
21,308		Deutsche Boerse AG	2,466,299	0.1

See Accompanying Notes to Financial Statements

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

26,893		Deutsche Lufthansa AG	987,608	0.1
108,121		Deutsche Post AG	5,139,362	0.3
363,642		Deutsche Telekom AG	6,427,877	0.4
38,401		Deutsche Wohnen AG	1,674,923	0.1
5,166		Drillisch AG	426,077	0.0
243,559		E.ON AG	2,639,240	0.2
18,108		Evonik Industries AG	680,119	0.0
4,288		Fraport AG Frankfurt Airport Services Worldwide	470,987	0.0
45,744		Fresenius SE & Co. KGaA	3,557,582	0.2
23,731		Fresenius Medical Care AG & Co. KGaA	2,491,979	0.1
19,924		GEA Group AG	953,245	0.1
6,478		Hannover Rueck SE	812,753	0.0
16,242		HeidelbergCement AG	1,751,295	0.1
11,432		Henkel AG & Co. KGaA	1,368,946	0.1
2,221		Hochtief AG	392,244	0.0
7,317		Hugo Boss AG	620,906	0.0
125,171	(2)	Infineon Technologies AG	3,408,924	0.2
15,504	(4)	Innogy SE	606,774	0.0
21,319	(3)	K+S AG	529,304	0.0
7,007		KION Group AG	603,170	0.0
10,102		Lanxess	800,777	0.0
20,709	(2)	Linde AG	4,836,589	0.3
3,656		MAN SE	418,485	0.0
14,270		Merck KGaA	1,531,692	0.1
19,808	(2),(3)	METRO AG	394,549	0.0
5,034		MTU Aero Engines AG	899,547	0.1
17,236		Muenchener Rueckversicherungs-Gesellschaft AG	3,722,103	0.2
10,172	(2)	Osram Licht AG	910,833	0.1
25,796		ProSiebenSat.1 Media SE	885,463	0.1
56,164	(2)	RWE AG	1,142,958	0.1
108,646		SAP SE	12,154,775	0.7
84,239	(2)	Siemens AG	11,663,504	0.7
13,572		Symrise AG	1,163,646	0.1
80,562		Telefonica Deutschland Holding AG	403,191	0.0
47,826	(2)	ThyssenKrupp AG	1,379,091	0.1
50,449		TUI AG	1,045,164	0.1
20,911	(2),(3)	Uniper SE	652,340	0.1
14,023		United Internet AG	960,870	0.1
3,477		Volkswagen AG	701,688	0.0
51,949	(2)	Vonovia SE	2,573,925	0.2
12,494		Wirecard AG	1,388,610	0.1
11,226	(2),(4)	Zalando SE	591,921	0.0
			152,407,959	9.1

		Hong Kong: 3.2%
1,326,499		AIA Group Ltd.	11,282,733	0.7
28,700		ASM Pacific Technology Ltd.	398,156	0.0
134,552		Bank of East Asia Ltd.	581,899	0.0
287,199		CK Asset Holdings Ltd.	2,503,562	0.2
295,199		CK Hutchison Holdings Ltd.	3,698,932	0.2
73,402		CK Infrastructure Holdings Ltd.	629,875	0.1
177,865		CLP Holdings Ltd.	1,820,118	0.1
251,541		First Pacific Co.	170,987	0.0
261,159		Galaxy Entertainment Group Ltd.	2,085,039	0.1
91,000		Hang Lung Group Ltd.	334,585	0.0
222,823		Hang Lung Properties Ltd.	542,791	0.0
83,936		Hang Seng Bank Ltd.	2,082,363	0.1
135,554		Henderson Land Development Co., Ltd.	891,268	0.1
294,000	(4)	HK Electric Investments & HK Electric Investments Ltd.	269,057	0.0
418,867		HKT Trust / HKT Ltd.	533,981	0.0
933,677		Hong Kong & China Gas	1,828,413	0.1
128,688		Hong Kong Exchanges and Clearing Ltd.	3,936,343	0.2
150,845		Power Assets Holdings Ltd.	1,271,460	0.1
127,433		Hongkong Land Holdings Ltd. - HKHGF	896,342	0.1
76,644		Hysan Development Co., Ltd.	406,624	0.0
24,004		Jardine Matheson Holdings Ltd.	1,456,383	0.1
24,600		Jardine Strategic Holdings Ltd	973,668	0.1
82,060		Kerry Properties Ltd.	368,638	0.0
434,000	(3)	Kingston Financial Group Ltd.	415,829	0.0
668,194		Li & Fung Ltd.	366,142	0.0
246,532		Link REIT	2,280,868	0.1
25,815		Melco Resorts & Entertainment Ltd ADR	749,668	0.0
157,644		MTR Corp.	922,711	0.1
606,094		New World Development Ltd.	908,400	0.1
159,660		NWS Holdings Ltd.	287,526	0.0
408,000		PCCW Ltd.	236,792	0.0
151,385		Shangri-La Asia Ltd.	342,826	0.0
342,626		Sino Land Co.	606,143	0.0
159,471		Sun Hung Kai Properties Ltd.	2,655,042	0.2
55,620		Swire Pacific Ltd.	514,614	0.0
135,425		Swire Properties Ltd.	436,807	0.0
154,500		Techtronic Industries Co., Ltd.	1,005,089	0.1
913,000	(4)	WH Group Ltd.	1,030,694	0.1
135,857		Wharf Holdings Ltd.	468,502	0.0
135,857	(2)	Wharf Real Estate Investment Co. Ltd.	904,224	0.1
92,504		Wheelock & Co., Ltd.	659,391	0.1
81,449		Yue Yuen Industrial Holdings	319,798	0.0
			54,074,283	3.2

		Ireland: 0.5%
85,419	(3)	AIB Group PLC	563,693	0.0
102,169	(2)	Bank of Ireland Group PLC	869,755	0.1
31,827		CRH PLC - Dublin	1,145,480	0.1
9,808		DCC PLC	987,047	0.1
49,572		James Hardie Industries SE	870,626	0.0
7,297		Kerry Group PLC - KYG	818,619	0.0
10,633		Kerry Group PLC - KYGA	1,195,779	0.1
9,080		Paddy Power Betfair PLC	1,080,745	0.1

See Accompanying Notes to Financial Statements

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

2,200	(2)	Ryanair Holdings PLC ADR	229,218	0.0
			7,760,962	0.5

		Israel: 0.5%
3,895		Azrieli Group Ltd.	217,671	0.0
121,803		Bank Hapoalim BM	894,493	0.1
168,103		Bank Leumi Le-Israel BM	1,011,846	0.1
244,825		Bezeq Israeli Telecommunication Corp., Ltd.	370,089	0.0
14,503	(2)	Check Point Software Technologies	1,502,801	0.1
2,247		Elbit Systems Ltd.	300,159	0.0
3,755		Frutarom Industries Ltd.	351,873	0.0
56,651		Israel Chemicals Ltd.	229,392	0.0
11,433		Mizrahi Tefahot Bank Ltd.	210,597	0.0
7,313		Nice Ltd.	668,236	0.1
101,291	(3)	Teva Pharmaceutical Industries Ltd. ADR	1,919,464	0.1
			7,676,621	0.5

		Italy: 2.0%
134,443		Assicurazioni Generali S.p.A.	2,447,051	0.2
47,654		Atlantia S.p.A	1,502,355	0.1
56,372		Davide Campari-Milano SpA	435,564	0.0
879,752		Enel S.p.A.	5,409,819	0.3
283,790		ENI S.p.A.	4,696,128	0.3
13,779		Ferrari NV	1,443,764	0.1
45,220		Leonardo SpA	537,357	0.0
1,486,766		Intesa Sanpaolo SpA - ISP	4,932,869	0.3
91,434		Intesa Sanpaolo SpA - ISPR	291,499	0.0
18,864		Luxottica Group S.p.A.	1,157,724	0.1
60,655		Mediobanca S.p.A.	687,264	0.0
57,041	(4)	Poste Italiane SpA	429,464	0.0
21,948		Prysmian S.p.A.	715,176	0.0
10,260		Recordati S.p.A.	455,948	0.0
271,953		Snam SpA	1,331,882	0.1
1,227,210	(2)	Telecom Italia S.p.A. - TIT	1,059,813	0.1
679,976		Telecom Italia S.p.A. - TITR	482,336	0.0
168,822		Terna Rete Elettrica Nazionale SpA	981,370	0.1
219,836	(2)	UniCredit SpA	4,100,863	0.3
122,637		UnipolSai Assicurazioni SpA	286,062	0.0
			33,384,308	2.0

		Japan: 23.5%
3,200		ABC-Mart, Inc.	183,417	0.0
44,443	(2),(3)	Acom Co., Ltd.	186,727	0.0
69,880		Aeon Co., Ltd.	1,178,712	0.1
13,498		AEON Financial Service Co., Ltd.	313,707	0.0
13,842		Aeon Mall Co., Ltd.	270,344	0.0
17,143		Air Water, Inc.	360,879	0.0
19,511		Aisin Seiki Co., Ltd.	1,093,057	0.1
60,028		Ajinomoto Co., Inc.	1,129,380	0.1
21,468		Alfresa Holdings Corp.	502,834	0.0
13,289		ANA Holdings, Inc.	554,371	0.0
20,800		Alps Electric Co., Ltd.	591,664	0.0
37,989		Amada Holdings Co., Ltd.	515,778	0.0
12,768		Aozora Bank Ltd.	495,428	0.0
22,021		Asahi Glass Co., Ltd.	951,845	0.1
42,358		Asahi Group Holdings, Ltd.	2,101,786	0.1
140,653		Asahi Kasei Corp.	1,810,119	0.1
17,249	(3)	Asics Corp.	274,170	0.0
226,820		Astellas Pharma, Inc.	2,881,357	0.2
6,911		Bank of Kyoto Ltd.	358,908	0.0
7,937		Benesse Holdings, Inc.	279,254	0.0
71,643		Bridgestone Corp.	3,315,799	0.2
26,286		Brother Industries Ltd.	646,098	0.0
9,301		Calbee, Inc.	302,261	0.0
117,893		Canon, Inc.	4,392,469	0.3
22,087		Casio Computer Co., Ltd.	316,937	0.0
15,928		Central Japan Railway Co.	2,850,484	0.2
76,266		Chiba Bank Ltd.	632,455	0.0
72,042		Chubu Electric Power Co., Inc.	893,588	0.1
24,506		Chugai Pharmaceutical Co., Ltd.	1,252,471	0.1
32,572		Chugoku Electric Power Co., Inc.	349,668	0.0
13,900		Coca-Cola Bottlers Japan, Inc.	507,192	0.0
127,909		Concordia Financial Group Ltd.	769,305	0.1
17,324		Credit Saison Co., Ltd.	314,592	0.0
11,700	(2)	CYBERDYNE, Inc.	201,134	0.0
29,874		Dai Nippon Printing Co., Ltd.	665,093	0.1
30,884		Daicel Corp.	350,481	0.0
10,400		Daifuku Co., Ltd.	565,039	0.0
119,183		Dai-ichi Life Holdings, Inc.	2,449,466	0.2
63,093		Daiichi Sankyo Co., Ltd.	1,640,549	0.1
26,098		Daikin Industries Ltd.	3,083,817	0.2
18,109		Sumitomo Dainippon Pharma Co. Ltd.	268,071	0.0
7,781		Daito Trust Construction Co., Ltd.	1,585,232	0.1
63,054		Daiwa House Industry Co., Ltd.	2,417,956	0.2
153		Daiwa House REIT Investment Corp.	363,507	0.0
182,121		Daiwa Securities Group, Inc.	1,139,442	0.1
11,200		Dena Co., Ltd.	230,575	0.0
52,567		Denso Corp.	3,149,225	0.2
23,903		Dentsu, Inc.	1,010,739	0.1
3,000		Disco Corp.	664,919	0.1
13,642		Don Quijote Holdings Co. Ltd.	711,156	0.1
36,033		East Japan Railway Co.	3,513,875	0.2
27,479		Eisai Co., Ltd.	1,561,071	0.1
16,742		Electric Power Development Co., Ltd.	450,353	0.0
9,038		FamilyMart UNY Holdings Co., Ltd.	633,005	0.0
21,293		Fanuc Ltd.	5,108,115	0.3
5,842		Fast Retailing Co., Ltd.	2,322,860	0.1
62,617		Fuji Electric Holdings Co., Ltd.	470,401	0.0

See Accompanying Notes to Financial Statements

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

67,635	Subaru Corp.	2,144,560	0.1
45,060	Fuji Film Holdings Corp.	1,838,672	0.1
212,135	Fujitsu Ltd.	1,503,938	0.1
85,719	Fukuoka Financial Group, Inc.	479,658	0.0
44,147	Hachijuni Bank Ltd.	252,270	0.0
20,000	Hakuhodo DY Holdings, Inc.	259,257	0.0
16,442	Hamamatsu Photonics KK	551,474	0.0
27,157	Hankyu Hanshin Holdings, Inc.	1,090,844	0.1
2,100	Hikari Tsushin, Inc.	301,507	0.0
29,232	Hino Motors Ltd.	377,571	0.0
3,680	Hirose Electric Co., Ltd.	537,302	0.0
6,429	Hisamitsu Pharmaceutical Co., Inc.	388,406	0.0
12,000	Hitachi Chemical Co., Ltd.	307,271	0.0
12,410	Hitachi Construction Machinery Co., Ltd.	449,758	0.0
7,200	Hitachi High-Technologies Corp.	302,612	0.0
535,956	Hitachi Ltd.	4,158,054	0.3
23,510	Hitachi Metals Ltd.	336,252	0.0
183,842	Honda Motor Co., Ltd.	6,274,068	0.4
5,400	Hoshizaki Corp.	478,413	0.0
43,137	Hoya Corp.	2,148,360	0.1
14,844	Idemitsu Kosan Co., Ltd.	594,587	0.0
16,742	IHI Corp.	555,272	0.0
16,091	Iida Group Holdings Co. Ltd.	302,875	0.0
105,016	Inpex Corp.	1,307,031	0.1
38,166	Isetan Mitsukoshi Holdings Ltd.	472,298	0.0
62,468	Isuzu Motors Ltd.	1,043,046	0.1
166,416	Itochu Corp.	3,102,247	0.2
27,152	J Front Retailing Co., Ltd.	510,244	0.0
12,378	Japan Airlines Co. Ltd.	483,607	0.0
4,600	Japan Airport Terminal Co., Ltd.	170,309	0.0
44,300	Japan Post Bank Co. Ltd.	575,357	0.0
170,900	Japan Post Holdings Co. Ltd.	1,957,474	0.1
96	Japan Prime Realty Investment Corp.	305,019	0.0
138	Japan Real Estate Investment Corp.	655,247	0.1
289	Japan Retail Fund Investment Corp.	529,742	0.0
119,802	Japan Tobacco, Inc.	3,857,998	0.2
58,002	JFE Holdings, Inc.	1,386,098	0.1
23,039	JGC Corp.	445,100	0.0
29,292	LIXIL Group Corp.	791,390	0.1
22,035	JSR Corp.	432,862	0.0
24,565	JTEKT Corp.	420,900	0.0
341,664	JXTG Holdings, Inc.	2,195,638	0.1
98,909	Kajima Corp.	950,308	0.1
15,323	Kakaku.com, Inc.	258,663	0.0
13,260	Kamigumi Co., Ltd.	293,037	0.0
28,000	Kaneka Corp.	255,208	0.0
77,662	Kansai Electric Power Co., Inc.	949,809	0.1
24,053	Kansai Paint Co., Ltd.	624,157	0.0
54,475	Kao Corp.	3,680,854	0.2
15,353		Kawasaki Heavy Industries Ltd.	537,119	0.0
198,901		KDDI Corp.	4,940,608	0.3
10,000		Keihan Holdings Co., Ltd.	294,198	0.0
26,108		Keikyu Corp.	500,964	0.0
13,268		Keio Corp.	582,792	0.0
15,898		Keisei Electric Railway Co., Ltd.	510,439	0.0
10,744		Keyence Corp.	6,001,935	0.4
16,834		Kikkoman Corp.	680,761	0.1
20,697		Kintetsu Group Holdings Co., Ltd.	792,075	0.1
90,456		Kirin Holdings Co., Ltd.	2,279,620	0.1
35,376	(2)	Kobe Steel Ltd.	326,473	0.0
12,200		Koito Manufacturing Co., Ltd.	854,163	0.1
101,983		Komatsu Ltd.	3,685,637	0.2
10,866		Konami Holdings Corp.	597,546	0.0
49,323		Konica Minolta, Inc.	473,250	0.0
3,200		Kose Corp.	498,647	0.0
116,522		Kubota Corp.	2,279,105	0.1
40,567		Kuraray Co., Ltd.	763,793	0.1
11,348		Kurita Water Industries, Ltd.	367,918	0.0
35,594		Kyocera Corp.	2,323,825	0.1
28,614		Kyowa Hakko Kirin Co., Ltd.	550,867	0.0
47,860		Kyushu Electric Power Co., Inc.	501,313	0.0
35,700		Kyushu Financial Group, Inc.	215,174	0.0
15,400		Kyushu Railway Co.	476,666	0.0
5,564		Lawson, Inc.	369,748	0.0
4,400	(2)	LINE Corp.	179,688	0.0
24,700		Lion Corp.	466,879	0.0
22,100		M3, Inc.	774,697	0.1
5,100		Mabuchi Motor Co., Ltd.	275,678	0.0
25,008		Makita Corp.	1,048,773	0.1
181,056		Marubeni Corp.	1,308,979	0.1
22,319		Marui Group Co., Ltd.	407,994	0.0
5,500		Maruichi Steel Tube Ltd.	160,714	0.0
61,466		Mazda Motor Corp.	821,391	0.1
6,300	(3)	McDonald's Holdings Co. Japan Ltd.	276,848	0.0
100,262		Mebuki Financial Group, Inc.	423,562	0.0
17,800		Medipal Holdings Corp.	347,520	0.0
12,788		MEIJI Holdings Co., Ltd.	1,088,370	0.1
40,800		Minebea Co., Ltd.	850,973	0.1
29,300		Misumi Group, Inc.	850,641	0.1
165,993		Mitsubishi Corp.	4,577,054	0.3
212,561		Mitsubishi Electric Corp.	3,522,685	0.2
137,927		Mitsubishi Estate Co., Ltd.	2,394,832	0.2
34,619		Mitsubishi Heavy Industries Ltd.	1,290,738	0.1
73,415		Mitsubishi Motors Corp.	528,154	0.0
1,310,106		Mitsubishi UFJ Financial Group, Inc.	9,534,906	0.6
54,376		Mitsubishi UFJ Lease & Finance Co., Ltd.	322,737	0.0
148,648		Mitsubishi Chemical Holdings Corp.	1,626,496	0.1
20,739		Mitsubishi Gas Chemical Co., Inc.	593,861	0.0

See Accompanying Notes to Financial Statements

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

12,651		Mitsubishi Materials Corp.	448,927	0.0
25,413		Mitsubishi Tanabe Pharma Corp.	523,765	0.0
187,901		Mitsui & Co., Ltd.	3,048,399	0.2
21,014		Mitsui Chemicals, Inc.	673,866	0.1
98,619		Mitsui Fudosan Co., Ltd.	2,205,661	0.1
12,493		Mitsui OSK Lines Ltd.	415,195	0.0
51,654		MS&AD Insurance Group Holdings, Inc.	1,742,313	0.1
4,900		Mixi, Inc.	219,461	0.0
2,642,061		Mizuho Financial Group, Inc.	4,777,084	0.3
21,048		Murata Manufacturing Co., Ltd.	2,818,077	0.2
12,521		Nabtesco Corp.	478,449	0.0
20,200		Nagoya Railroad Co., Ltd.	508,702	0.0
21,693		Namco Bandai Holdings, Inc.	708,053	0.1
28,620		NEC Corp.	770,945	0.1
20,500	(2)	Nexon Co. Ltd.	594,506	0.0
28,769		NGK Insulators Ltd.	541,923	0.0
18,185		NGK Spark Plug Co., Ltd.	440,756	0.0
26,392		Nidec Corp.	3,695,330	0.2
38,269		Nikon Corp.	770,095	0.1
12,494		Nintendo Co., Ltd.	4,499,047	0.3
175		Nippon Prologis REIT, Inc.	370,113	0.0
147		Nippon Building Fund, Inc.	718,855	0.1
9,082		Nippon Electric Glass Co., Ltd.	345,673	0.0
9,322		Nippon Express Co., Ltd.	619,049	0.0
19,419		NH Foods Ltd.	473,032	0.0
17,817		Nippon Paint Holdings Co., Ltd.	562,953	0.0
83,680		Nippon Steel & Sumitomo Metal Corp.	2,137,969	0.1
76,198		Nippon Telegraph & Telephone Corp.	3,582,381	0.2
17,803	(2)	Nippon Yusen KK	433,176	0.0
12,800		Nissan Chemical Industries Ltd.	509,884	0.0
251,792		Nissan Motor Co., Ltd.	2,506,864	0.2
22,867		Nisshin Seifun Group, Inc.	461,538	0.0
6,917		Nissin Food Products Co., Ltd.	504,308	0.0
8,806		Nitori Co., Ltd.	1,253,310	0.1
18,342		Nitto Denko Corp.	1,622,327	0.1
38,713		Sompo Holdings, Inc.	1,494,352	0.1
9,800		NOK Corp.	228,051	0.0
402,026		Nomura Holdings, Inc.	2,356,579	0.2
13,445		Nomura Real Estate Holdings, Inc.	300,393	0.0
15,156		Nomura Research Institute Ltd.	703,487	0.1
432		Nomura Real Estate Master Fund, Inc.	536,382	0.0
42,649		NSK Ltd.	668,182	0.1
70,920		NTT Data Corp.	841,383	0.1
149,054		NTT DoCoMo, Inc.	3,524,234	0.2
73,115		Obayashi Corp.	883,239	0.1
6,300		Obic Co., Ltd.	462,718	0.0
32,827		Odakyu Electric Railway Co., Ltd.	701,404	0.1
90,826		Oji Holdings Corp.	603,162	0.0
32,257		Olympus Corp.	1,233,992	0.1
21,523		Omron Corp.	1,280,166	0.1
45,890		Ono Pharmaceutical Co., Ltd.	1,067,480	0.1
3,700		Oracle Corp. Japan	306,216	0.0
24,080		Oriental Land Co., Ltd.	2,190,790	0.1
146,063		ORIX Corp.	2,462,751	0.2
42,765		Osaka Gas Co., Ltd.	822,343	0.1
59,114		Osaka Securities Exchange Co. Ltd.	1,025,638	0.1
5,861		Otsuka Corp.	448,867	0.0
42,846		Otsuka Holdings Co. Ltd.	1,879,106	0.1
242,931		Panasonic Corp.	3,545,315	0.2
11,799		Park24 Co., Ltd.	282,461	0.0
9,600		Pola Orbis Holdings, Inc.	336,391	0.0
103,070	(2)	Rakuten, Inc.	942,129	0.1
121,800		Recruit Holdings Co. Ltd.	3,024,289	0.2
53,700	(2)	Renesas Electronics Corp.	622,782	0.0
245,813		Resona Holdings, Inc.	1,464,743	0.1
74,832		Ricoh Co., Ltd.	693,454	0.1
3,566		Rinnai Corp.	322,638	0.0
10,250		Rohm Co., Ltd.	1,129,158	0.1
2,600		Ryohin Keikaku Co., Ltd.	809,352	0.1
4,488		Sankyo Co., Ltd.	141,133	0.0
42,045		Santen Pharmaceutical Co., Ltd.	658,440	0.0
23,770		SBI Holdings, Inc.	495,259	0.0
23,106		Secom Co., Ltd.	1,743,184	0.1
20,010		Sega Sammy Holdings, Inc.	248,351	0.0
17,600		Seibu Holdings, Inc.	332,505	0.0
31,416		Seiko Epson Corp.	739,577	0.1
44,419		Sekisui Chemical Co., Ltd.	889,282	0.1
63,185		Sekisui House Ltd.	1,139,773	0.1
82,571		Seven & I Holdings Co., Ltd.	3,420,620	0.2
67,807		Seven Bank Ltd.	231,573	0.0
16,600	(2),(3)	Sharp Corp.	568,202	0.0
26,172		Shimadzu Corp.	593,748	0.0
2,461		Shimamura Co., Ltd.	270,365	0.0
8,055		Shimano, Inc.	1,132,200	0.1
63,692		Shimizu Corp.	656,915	0.0
42,889		Shin-Etsu Chemical Co., Ltd.	4,345,642	0.3
18,894		Shinsei Bank Ltd.	325,596	0.0
32,732		Shionogi & Co., Ltd.	1,768,670	0.1
42,062		Shiseido Co., Ltd.	2,026,762	0.1
57,181		Shizuoka Bank Ltd.	588,614	0.0
30,364		Hulic Co. Ltd.	340,480	0.0
22,519		Showa Shell Sekiyu KK	304,725	0.0
6,336		SMC Corp.	2,600,196	0.2
90,846		SoftBank Group Corp.	7,192,330	0.4
7,400		Sohgo Security Services Co., Ltd.	402,194	0.0
138,970		Sony Corp.	6,237,372	0.4
18,698		Sony Financial Holdings, Inc.	330,461	0.0
16,988		Stanley Electric Co., Ltd.	687,377	0.1
20,000		Start Today Co. Ltd.	607,062	0.0
25,400		Sumco Corp.	644,822	0.0

See Accompanying Notes to Financial Statements

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

171,171		Sumitomo Chemical Co., Ltd.	1,224,839	0.1
129,455		Sumitomo Corp.	2,195,785	0.1
83,333		Sumitomo Electric Industries Ltd.	1,404,769	0.1
12,796		Sumitomo Heavy Industries	539,168	0.0
27,780		Sumitomo Metal Mining Co., Ltd.	1,270,943	0.1
147,551		Sumitomo Mitsui Financial Group, Inc.	6,360,114	0.4
36,885		Sumitomo Mitsui Trust Holdings, Inc.	1,459,392	0.1
39,496		Sumitomo Realty & Development Co., Ltd.	1,296,219	0.1
19,059		Sumitomo Rubber Industries, Inc.	353,225	0.0
7,600		Sundrug Co., Ltd.	352,536	0.0
15,234		Suntory Beverage & Food Ltd.	677,454	0.1
20,261		Suruga Bank Ltd.	433,228	0.0
8,617		Suzuken Co., Ltd.	353,783	0.0
37,944		Suzuki Motor Corp.	2,196,337	0.1
17,338		Sysmex Corp.	1,361,397	0.1
57,611		T&D Holdings, Inc.	982,872	0.1
13,700		Taiheiyo Cement Corp.	589,836	0.0
22,961		Taisei Corp.	1,141,871	0.1
3,600		Taisho Pharmaceutical Holdings Co. Ltd.	286,748	0.0
14,325		Taiyo Nippon Sanso Corp.	199,893	0.0
33,689		Takashimaya Co., Ltd.	354,111	0.0
78,762		Takeda Pharmaceutical Co., Ltd.	4,459,322	0.3
13,312		TDK Corp.	1,057,916	0.1
21,101		Teijin Ltd.	468,862	0.0
17,200		Persol Holdings Co. Ltd	430,626	0.0
35,764		Terumo Corp.	1,691,983	0.1
13,878		THK Co., Ltd.	518,757	0.0
21,985		Tobu Railway Co., Ltd.	709,533	0.1
12,900		Toho Co., Ltd.	446,532	0.0
7,400		Toho Gas Co., Ltd.	202,597	0.0
50,813		Tohoku Electric Power Co., Inc.	648,724	0.0
73,888		Tokio Marine Holdings, Inc.	3,360,652	0.2
158,166	(2)	Tokyo Electric Power Co., Inc.	624,230	0.0
17,465		Tokyo Electron Ltd.	3,150,502	0.2
43,672		Tokyo Gas Co., Ltd.	997,837	0.1
23,211		Tokyo Tatemono Co., Ltd.	312,841	0.0
58,194		Tokyu Corp.	927,617	0.1
58,735		Tokyu Fudosan Holdings Corp.	423,880	0.0
59,432		Toppan Printing Co., Ltd.	536,856	0.0
160,903		Toray Industries, Inc.	1,514,469	0.1
715,619	(2)	Toshiba Corp.	2,013,323	0.1
30,000		Tosoh Corp.	676,806	0.1
15,634		Toto Ltd.	920,596	0.1
18,185		Toyo Seikan Group Holdings, Ltd.	291,911	0.0
10,388		Toyo Suisan Kaisha Ltd.	443,472	0.0
5,700		Toyoda Gosei Co., Ltd.	144,619	0.0
17,905		Toyota Industries Corp.	1,147,692	0.1
286,658		Toyota Motor Corp.	18,268,715	1.1
24,754		Toyota Tsusho Corp.	994,448	0.1
12,453	(2)	Trend Micro, Inc.	704,879	0.1
3,800		Tsuruha Holdings, Inc.	516,154	0.0
44,578		Unicharm Corp.	1,157,561	0.1
319		United Urban Investment Corp.	458,930	0.0
24,926		USS Co., Ltd.	527,104	0.0
18,221		West Japan Railway Co.	1,329,295	0.1
157,844		Yahoo! Japan Corp.	723,161	0.1
9,885		Yakult Honsha Co., Ltd.	745,876	0.1
72,937		Yamada Denki Co., Ltd.	401,684	0.0
22,000		Yamaguchi Financial Group, Inc.	260,730	0.0
18,607		Yamaha Corp.	686,352	0.1
30,904		Yamaha Motor Co., Ltd.	1,012,362	0.1
38,901		Yamato Holdings Co., Ltd.	780,951	0.1
13,400	(3)	Yamazaki Baking Co., Ltd.	260,918	0.0
27,442		Yaskawa Electric Corp.	1,202,375	0.1
24,973		Yokogawa Electric Corp.	476,801	0.0
12,769		Yokohama Rubber Co., Ltd.	311,900	0.0
			396,314,481	23.5

		Luxembourg: 0.1%
4,218		RTL Group SA	338,606	0.0
169		SES S.A. - France	2,637	0.0
40,313	(2)	SES S.A. - Luxembourg	629,286	0.0
52,721		Tenaris S.A.	836,784	0.1
			1,807,313	0.1

		Macau: 0.1%
105,668	(3)	MGM China Holdings Ltd.	318,872	0.0
269,602		Sands China Ltd.	1,387,707	0.1
210,365		SJM Holdings Ltd.	187,969	0.0
177,679		Wynn Macau Ltd.	561,727	0.0
			2,456,275	0.1

		Mexico: 0.0%
24,630		Fresnillo PLC	473,239	0.0

		Netherlands: 5.9%
42,307	(4)	ABN AMRO Group NV	1,364,011	0.1
199,276		Aegon NV	1,266,190	0.1
16,312	(2)	AerCap Holdings NV	858,174	0.1
64,511		Airbus SE	6,411,527	0.4
27,699		Akzo Nobel NV	2,430,446	0.1
55,650	(2),(3)	Altice NV	583,569	0.0
71,926	(2)	ArcelorMittal	2,333,508	0.1
42,192		ASML Holding NV	7,335,415	0.4
9,783		Boskalis Westminster NV	368,657	0.0
11,951		EXOR NV	732,742	0.0
12,730		Heineken Holding NV	1,258,615	0.1
28,641		Heineken NV	2,985,737	0.2
430,821		ING Groep NV	7,908,445	0.5
19,791		Koninklijke DSM NV	1,890,509	0.1
380,894		Koninklijke KPN NV	1,329,804	0.1
104,785		Koninklijke Philips NV	3,956,532	0.2
141,579		Koninklijke Ahold Delhaize NV	3,112,320	0.2
7,937		Koninklijke Vopak NV	347,673	0.0
34,408		NN Group NV	1,488,264	0.1
37,667	(2)	NXP Semiconductor NV - NXPI - US	4,410,429	0.3

See Accompanying Notes to Financial Statements

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

23,896	(2)	QIAGEN NV	745,327	0.0
12,807		Randstad Holdings NV	785,823	0.1
109,425		Relx NV	2,515,063	0.2
486,391		Royal Dutch Shell PLC - Class A	16,237,251	1.0
417,916		Royal Dutch Shell PLC - Class B	14,072,888	0.8
179,823		Unilever NV	10,124,544	0.6
34,040		Wolters Kluwer NV	1,774,488	0.1
			98,627,951	5.9

		New Zealand: 0.2%
104,549		Auckland International Airport Ltd.	479,911	0.0
56,484		Fisher & Paykel Healthcare Corp.	573,064	0.1
75,695		Fletcher Building Ltd.	407,706	0.0
56,005		Mercury NZ Ltd.	133,758	0.0
145,412		Meridian Energy Ltd.	301,433	0.0
45,693		Ryman Healthcare Ltd.	342,512	0.0
203,031		Spark New Zealand Ltd.	522,315	0.1
			2,760,699	0.2

		Norway: 0.6%
107,986		DNB ASA	1,998,974	0.1
22,340		Gjensidige Forsikring ASA	421,383	0.0
42,445		Marine Harvest	717,774	0.0
145,417		Norsk Hydro ASA	1,102,379	0.1
89,213		Orkla ASA	945,398	0.1
9,351		Schibsted ASA - Class B	248,563	0.0
124,790		Statoil ASA	2,671,558	0.2
82,512		Telenor ASA	1,766,318	0.1
19,842		Yara International ASA	911,033	0.0
			10,783,380	0.6

		Portugal: 0.1%
258,039		EDP - Energias de Portugal SA	893,217	0.1
55,157		Galp Energia SGPS SA	1,013,383	0.0
27,954		Jeronimo Martins SGPS SA	543,188	0.0
			2,449,788	0.1

		Singapore: 1.3%
274,745		Ascendas Real Estate Investment Trust	557,609	0.1
216,642		CapitaLand Commercial Trust	312,055	0.0
298,296		CapitaLand Ltd.	784,724	0.1
294,101		CapitaLand Mall Trust	467,895	0.0
50,981		City Developments Ltd.	474,129	0.0
239,502		ComfortDelgro Corp., Ltd.	353,862	0.0
197,220		DBS Group Holdings Ltd.	3,647,837	0.2
692,212		Genting Singapore PLC	676,042	0.1
307,397		Global Logistic Properties Ltd.	774,555	0.1
849,769		Golden Agri-Resources Ltd.	234,597	0.0
634,473		Hutchison Port Holdings Trust	262,667	0.0
11,170		Jardine Cycle & Carriage Ltd.	339,058	0.0
159,804		Keppel Corp., Ltd.	874,480	0.1
345,922		Oversea-Chinese Banking Corp., Ltd.	3,195,709	0.2
114,394		SembCorp Industries Ltd.	258,399	0.0
61,760		Singapore Airlines Ltd.	491,909	0.0
65,700		SATS Ltd	255,441	0.0
98,551		Singapore Exchange Ltd.	547,242	0.0
189,227		Singapore Press Holdings Ltd.	374,359	0.0
896,050		Singapore Telecommunications Ltd.	2,388,983	0.2
178,206		Singapore Technologies Engineering Ltd.	433,555	0.0
47,000		StarHub Ltd.	100,013	0.0
193,200		Suntec Real Estate Investment Trust	309,832	0.0
142,856		United Overseas Bank Ltd.	2,816,123	0.2
35,600		United Overseas Land Ltd.	235,467	0.0
187,876		Wilmar International Ltd.	432,955	0.0
222,400		Yangzijiang Shipbuilding Holdings Ltd.	243,867	0.0
			21,843,364	1.3

		Spain: 3.1%
71,035		Abertis Infraestructuras SA	1,580,501	0.1
26,285		ACS Actividades de Construccion y Servicios S.A.	1,026,784	0.1
7,463	(4)	Aena SME SA	1,510,353	0.1
48,477		Amadeus IT Group SA	3,488,516	0.2
737,301		Banco Bilbao Vizcaya Argentaria S.A.	6,265,724	0.4
584,931		Banco de Sabadell SA	1,159,592	0.1
1,783,370		Banco Santander SA	11,692,162	0.7
120,638		Bankia SA	575,798	0.0
75,448		Bankinter S.A.	713,714	0.0
395,728		CaixaBank SA	1,839,664	0.1
24,260		Enagas	693,821	0.0
34,235		Endesa S.A.	732,210	0.0
55,062		Ferrovial SA	1,249,527	0.1
25,047		Siemens Gamesa Renewable Energy SA	342,980	0.0
37,595		Gas Natural SDG S.A.	867,633	0.1
32,220	(3)	Grifols SA	942,079	0.1
634,096		Iberdrola S.A.	4,908,707	0.3
120,029		Industria de Diseno Textil SA	4,173,610	0.2
111,210		Mapfre SA	356,723	0.0
47,982		Red Electrica Corp. SA	1,077,060	0.1
134,471		Repsol SA	2,374,274	0.1
500,444		Telefonica S.A.	4,873,185	0.3
			52,444,617	3.1

		Sweden: 2.6%
32,452		Alfa Laval AB	767,596	0.1
111,030		Assa Abloy AB	2,301,814	0.1
74,091		Atlas Copco AB - A	3,197,477	0.2
43,299		Atlas Copco AB - B	1,659,524	0.1
30,337		Boliden AB	1,037,456	0.1
26,191		Electrolux AB	843,230	0.1
67,404	(2)	Essity AB	1,915,481	0.1
26,312		Getinge AB	381,543	0.0
8,559	(3)	ICA Gruppen AB	310,940	0.0
104,079	(3)	Hennes & Mauritz AB	2,152,755	0.1

See Accompanying Notes to Financial Statements

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

28,639		Hexagon AB	1,436,649	0.1
48,295		Husqvarna AB - B Shares	459,503	0.0
16,542		Industrivarden AB	408,055	0.0
50,303		Investor AB	2,294,203	0.1
25,995		Kinnevik AB	878,393	0.1
3,876		Lundbergforetagen AB	289,542	0.0
21,730	(2)	Lundin Petroleum AB	497,426	0.0
7,294		Millicom International Cellular S.A.	492,603	0.0
335,309		Nordea Bank AB	4,059,909	0.2
117,395		Sandvik AB	2,054,964	0.1
34,574		Securitas AB	603,045	0.0
167,706		Skandinaviska Enskilda Banken AB	1,969,270	0.1
37,586		Skanska AB	778,809	0.1
42,686		SKF AB - B Shares	948,303	0.1
169,012		Svenska Handelsbanken AB	2,309,725	0.1
100,529		Swedbank AB	2,425,242	0.2
20,556		Swedish Match AB	809,735	0.1
37,786		Tele2 AB	464,391	0.0
339,677		Telefonaktiebolaget LM Ericsson	2,241,777	0.1
281,281		Telia Co. AB	1,253,777	0.1
171,610		Volvo AB - B Shares	3,195,702	0.2
			44,438,839	2.6

		Switzerland: 8.5%
204,858		ABB Ltd.	5,486,987	0.3
17,679		Adecco Group AG	1,351,031	0.1
5,528		Baloise Holding AG	859,303	0.1
235		Barry Callebaut AG	489,830	0.0
57,690		Cie Financiere Richemont SA	5,224,860	0.3
19,335		Clariant AG	540,266	0.0
19,749		Coca-Cola HBC AG	645,270	0.0
261,297		Credit Suisse Group AG	4,660,421	0.3
3,916	(2)	Dufry Group	581,291	0.0
941		EMS-Chemie Holding AG	627,802	0.0
27,805		Ferguson PLC	1,995,391	0.1
4,119		Geberit AG - Reg	1,813,046	0.1
1,015		Givaudan	2,344,576	0.1
1,347,604		Glencore PLC	7,053,295	0.4
30,247		LafargeHolcim Ltd.-CHF	1,703,567	0.1
24,336		Julius Baer Group Ltd.	1,488,197	0.1
5,966		Kuehne & Nagel International AG	1,055,501	0.1
20,344		LafargeHolcim Ltd.	1,145,382	0.1
11		Chocoladefabriken Lindt & Sprungli AG - REG - LISN	795,664	0.1
107		Chocoladefabriken Lindt & Sprungli AG - PC - LISP	653,343	0.0
8,281		Lonza Group AG	2,233,438	0.1
342,520		Nestle S.A.	29,448,590	1.8
244,724		Novartis AG	20,594,138	1.2
3,273		Pargesa Holding SA	283,492	0.0
1,925		Partners Group	1,318,997	0.1
77,157		Roche Holding AG	19,509,562	1.2
4,918		Schindler Holding AG - Part Cert	1,131,094	0.1
2,242	(2)	Schindler Holding AG - Reg	506,982	0.0
597		SGS S.A.	1,556,401	0.1
238		Sika AG	1,888,292	0.1
6,008		Sonova Holding AG - Reg	938,394	0.1
70,963		STMicroelectronics NV	1,547,986	0.1
987	(2)	Straumann Holding AG	696,279	0.1
3,406		Swatch Group AG - BR	1,386,849	0.1
5,657		Swatch Group AG - Reg	431,478	0.0
3,531		Swiss Life Holding AG	1,248,117	0.1
7,476		Swiss Prime Site AG	690,592	0.0
34,762		Swiss Re Ltd.	3,250,969	0.2
2,789		Swisscom AG	1,483,071	0.1
404,356		UBS Group AG	7,429,135	0.4
4,981		Vifor Pharma AG	637,668	0.0
16,819		Zurich Insurance Group AG	5,113,709	0.3
			143,840,256	8.5

		United Arab Emirates: 0.0%
40,210		Mediclinic International PLC	352,610	0.0

		United Kingdom: 15.3%
108,413		3i Group PLC	1,334,682	0.1
22,434		Admiral Group PLC	605,095	0.0
146,626	(3)	Anglo American PLC	3,049,664	0.2
43,756		Antofagasta PLC	590,534	0.0
54,963		Ashtead Group PLC	1,474,186	0.1
39,166		Associated British Foods PLC	1,491,212	0.1
139,327		AstraZeneca PLC	9,614,323	0.6
109,171	(4)	Auto Trader Group PLC	520,016	0.0
441,125		Aviva PLC	3,008,607	0.2
27,584		Babcock International Group	262,746	0.0
353,430		BAE Systems PLC	2,730,710	0.2
1,881,539		Barclays PLC	5,150,460	0.3
111,633		Barratt Developments PLC	973,825	0.1
14,504		Berkeley Group Holdings PLC	821,879	0.0
232,556		BHP Billiton PLC	4,702,353	0.3
2,157,989		BP PLC	15,138,879	0.9
251,966		British American Tobacco PLC	17,032,560	1.0
105,220		British Land Co. PLC	979,949	0.1
925,249		BT Group PLC	3,394,137	0.2
37,197		Bunzl PLC	1,039,288	0.1
48,473		Burberry Group PLC	1,168,674	0.1
74,189		Capita Group PLC	400,851	0.0
21,019		Carnival PLC	1,382,953	0.1
603,778		Centrica PLC	1,119,255	0.1
111,796		CNH Industrial NV	1,495,663	0.1
280,326	(2)	Cobham PLC	478,022	0.0
24,114		Coca-Cola European Partners PLC	961,296	0.1
174,384		Compass Group PLC	3,760,097	0.2
138,836	(4)	ConvaTec Group PLC	382,815	0.0
60,857		CRH PLC - London	2,184,153	0.1
14,427		Croda International PLC	860,030	0.1
277,373		Diageo PLC	10,166,909	0.6
146,171		Direct Line Insurance Group PLC	752,164	0.0
18,323		easyJet PLC	362,175	0.0
103,300		Experian PLC	2,277,005	0.1
116,554	(2)	Fiat Chrysler Automobiles NV	2,080,869	0.1
167,943		G4S PLC	604,440	0.0

See Accompanying Notes to Financial Statements

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

184,994		GKN PLC	795,531	0.0
539,336		GlaxoSmithKline PLC	9,551,184	0.6
86,945		Hammerson PLC	641,473	0.0
27,252		Hargreaves Lansdown PLC	661,835	0.0
2,200,607		HSBC Holdings PLC	22,727,981	1.3
31,276		IMI PLC	562,889	0.0
105,284		Imperial Brands PLC	4,490,841	0.3
20,576		InterContinental Hotels Group PLC	1,308,729	0.1
71,678		International Consolidated Airlines Group SA	621,169	0.0
17,911		Intertek Group PLC	1,252,578	0.1
72,320		Investec PLC - INVP - GBP	520,721	0.0
398,107		ITV PLC	889,567	0.1
173,885		J Sainsbury PLC	566,225	0.0
74,505		John Wood Group PLC	651,890	0.0
20,668		Johnson Matthey PLC	856,446	0.0
239,933		Kingfisher PLC	1,093,962	0.1
80,375		Land Securities Group PLC	1,092,031	0.1
655,206		Legal & General Group PLC	2,412,189	0.1
7,804,975		Lloyds Banking Group Plc	7,157,012	0.4
34,597		London Stock Exchange Group PLC	1,769,522	0.1
180,770	(3)	Marks & Spencer Group PLC	766,937	0.0
83,904		Meggitt PLC	544,818	0.0
75,321	(4)	Merlin Entertainments PLC	368,999	0.0
48,355		Micro Focus International PLC	1,643,428	0.1
40,753		Mondi PLC	1,059,114	0.1
375,986		National Grid PLC	4,432,310	0.3
15,584		Next PLC	949,831	0.1
542,794		Old Mutual PLC	1,698,018	0.1
91,639		Pearson PLC	907,774	0.1
34,132		Persimmon PLC	1,261,759	0.1
284,428		Prudential PLC	7,284,276	0.4
10,397		Randgold Resources Ltd.	1,032,368	0.1
71,295		Reckitt Benckiser Group PLC	6,651,344	0.4
119,464		Relx PLC	2,801,210	0.2
135,553		Rio Tinto PLC	7,110,769	0.4
182,901		Rolls-Royce Holdings PLC	2,087,405	0.1
387,370	(2)	Royal Bank of Scotland Group PLC	1,452,553	0.1
97,488		Royal Mail PLC	595,612	0.0
112,449		RSA Insurance Group PLC	958,508	0.1
119,685		Sage Group PLC	1,286,670	0.1
14,177		Schroders PLC	671,085	0.0
111,685		SSE PLC	1,985,509	0.1
111,474		Segro PLC	882,374	0.1
26,328		Severn Trent PLC	767,159	0.0
100,034		Shire PLC	5,183,863	0.3
112,809	(2)	Sky PLC	1,539,533	0.1
97,867		Smith & Nephew PLC	1,693,400	0.1
44,054		Smiths Group PLC	884,140	0.1
56,811		St. James's Place PLC	938,524	0.1
363,185	(2)	Standard Chartered PLC	3,814,010	0.2
296,229	Standard Life Aberdeen PLC	1,742,420	0.1
362,784	Taylor Wimpey PLC	1,010,972	0.1
907,000	Tesco PLC	2,562,441	0.2
27,747	Travis Perkins PLC	587,038	0.0
138,935	Unilever PLC	7,706,170	0.5
75,068	United Utilities Group PLC	840,722	0.1
2,938,265	Vodafone Group PLC	9,287,823	0.6
24,094	Weir Group PLC	690,621	0.0
20,294	Whitbread PLC	1,095,995	0.1
245,845	WM Morrison Supermarkets PLC	729,907	0.0
209,282	(4) Worldpay Group PLC	1,200,981	0.1
140,504	WPP PLC	2,538,303	0.1
		257,222,944	15.3

	Total Common Stock
	(Cost $1,336,985,288)	1,639,195,828	97.4

PREFERRED STOCK: 0.6%
	Germany: 0.6%
5,798	Bayerische Motoren Werke AG	517,378	0.0
7,796	Fuchs Petrolub AG	412,803	0.0
19,772	Henkel AG & Co. KGaA	2,610,993	0.2
16,675	Porsche AG	1,393,532	0.1
18,641	Schaeffler AG	328,910	0.0
20,667	Volkswagen AG	4,105,138	0.3
		9,368,754	0.6

	United Kingdom: 0.0%
8,513,358	(2) Rolls-Royce Holdings PLC - C Shares	11,494	0.0

	Total Preferred Stock
	(Cost $8,025,409)	9,380,248	0.6

RIGHTS: 0.0%
	Spain: 0.0%
134,471	(2) Repsol SA	61,150	0.0

	Total Rights
	(Cost $61,472)	61,150	0.0

	Total Long-Term Investments
	(Cost $1,345,072,169)	1,648,637,226	98.0

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.7%
	Securities Lending Collateral(5): 0.8%
689,184	Bank of Montreal, Repurchase Agreement dated 12/29/17, 1.35%, due 01/02/18 (Repurchase Amount $689,286, collateralized by various U.S. Government Securities, 0.125%-5.250%, Market Value plus accrued interest $702,968, due 04/30/18-02/15/45)	689,184	0.0

See Accompanying Notes to Financial Statements

Voya International Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

3,275,940	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $3,276,446, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $3,341,459, due 01/31/18-06/20/63)	3,275,940	0.2
3,275,940	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $3,276,453, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,341,459, due 01/11/18-12/01/51)	3,275,940	0.2
3,275,940	HSBC Securities USA, Repurchase Agreement dated 12/29/17, 1.38%, due 01/02/18 (Repurchase Amount $3,276,435, collateralized by various U.S. Government Securities, 0.000%-0.375%, Market Value plus accrued interest $3,341,487, due 05/15/18-08/15/46)	3,275,940	0.2
3,275,940	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $3,276,525, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,366,911, due 01/15/19-02/15/46)	3,275,940	0.2
		13,792,944	0.8
Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.9%
32,419,000	(6) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $32,419,000)	32,419,000	1.9

	Total Short-Term Investments
	(Cost $46,211,944)	46,211,944	2.7

	Total Investments in Securities (Cost $1,391,284,113)	$1,694,849,170	100.7
	Liabilities in Excess of Other Assets	(11,234,422)	(0.7)
	Net Assets	$1,683,614,748	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(2)	Non-income producing security.
(3)	Security, or a portion of the security, is on loan.
(4)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(5)	Represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.8%
		Consumer Discretionary: 19.3%
2,300		ABC-Mart, Inc.	131,831	0.1
2,000		Adastria Co. Ltd.	40,408	0.0
400		Aeon Fantasy Co., Ltd.	17,692	0.0
3,600		Aisan Industry Co., Ltd.	42,142	0.0
10,670		Aisin Seiki Co., Ltd.	597,761	0.2
8,000	(1)	Akebono Brake Industry Co., Ltd.	21,786	0.0
800		Alpen Co., Ltd.	17,212	0.0
3,200		Alpine Electronics, Inc.	66,094	0.0
500		Amiyaki Tei Co., Ltd.	23,563	0.0
1,100		Amuse, Inc.	31,163	0.0
2,900		AOKI Holdings, Inc.	42,545	0.0
2,400		Aoyama Trading Co., Ltd.	89,686	0.0
800		Arata Corp.	43,530	0.0
3,000		Arc Land Sakamoto Co., Ltd.	48,563	0.0
1,200		Asahi Co., Ltd.	13,959	0.0
13,500		Asics Corp.	214,580	0.1
1,200		Askul Corp.	33,964	0.0
1,800		Atsugi Co., Ltd.	20,685	0.0
4,600		Autobacs Seven Co., Ltd.	88,198	0.0
3,200		Avex Group Holdings, Inc.	45,465	0.0
3,700		Belluna Co., Ltd.	45,464	0.0
4,700		Benesse Holdings, Inc.	165,364	0.1
7,700		BIC Camera, Inc.	110,908	0.1
46,400		Bridgestone Corp.	2,147,496	0.7
1,400		Can Do Co., Ltd.	22,452	0.0
3,700		Canon Marketing Japan, Inc.	99,871	0.1
10,500		Casio Computer Co., Ltd.	150,669	0.1
700		Central Sports Co., Ltd.	27,208	0.0
1,900		Chiyoda Co., Ltd.	51,012	0.0
800		Chofu Seisakusho Co., Ltd.	18,445	0.0
1,200		Chori Co., Ltd.	22,250	0.0
8,000		Clarion Co., Ltd.	29,697	0.0
1,600		Cleanup Corp.	12,606	0.0
4,500		Colowide Co., Ltd.	90,946	0.0
400		Corona Corp.	5,050	0.0
4,200		Create Restaurants Holdings, Inc.	49,505	0.0
8,300		CyberAgent, Inc.	323,473	0.1
2,500		Daido Metal Co., Ltd.	24,685	0.0
1,900		Daidoh Ltd.	7,552	0.0
2,100		Daiichikosho Co., Ltd.	104,636	0.1
700		Daikoku Denki Co., Ltd.	10,938	0.0
3,000		Daikyonishikawa Corp.	48,509	0.0
1,500		Dainichi Co., Ltd.	11,159	0.0
600		Daisyo Corp.	9,365	0.0
7,300		DCM Holdings Co., Ltd.	67,960	0.0
300		DD Holdings Co. Ltd	12,701	0.0
29,000		Denso Corp.	1,737,355	0.6
15,100		Dentsu, Inc.	638,504	0.2
2,900		Descente Ltd.	49,942	0.0
8,400		Don Quijote Holdings Co. Ltd.	437,891	0.2
1,300		Doshisha Co., Ltd.	27,637	0.0
2,300		Doutor Nichires Holdings Co., Ltd.	56,726	0.0
1,000		Dynic Corp.	9,999	0.0
2,000		Eagle Industry Co., Ltd.	37,308	0.0
5,300		EDION Corp.	61,621	0.0
1,700		Exedy Corp.	52,375	0.0
1,300		Yondoshi Holdings, Inc.	34,445	0.0
2,100		Fast Retailing Co., Ltd.	834,989	0.3
2,400		FCC Co., Ltd.	62,858	0.0
1,700		Foster Electric Co., Ltd.	42,072	0.0
1,900		France Bed Holdings Co., Ltd.	17,925	0.0
1,200		F-Tech, Inc.	17,897	0.0
1,800		Fuji Co., Ltd.	38,741	0.0
40,400		Subaru Corp.	1,280,997	0.4
1,400		Fuji Kiko Co., Ltd.	9,165	0.0
2,000		Fuji Kyuko Co., Ltd.	57,529	0.0
13,200		Fuji Media Holdings, Inc.	207,187	0.1
1,000		Fujibo Holdings, Inc.	32,997	0.0
1,300		Fujikura Rubber Ltd.	11,002	0.0
700	(2)	Fujita Kanko, Inc.	21,918	0.0
4,100		Fujitsu General Ltd.	89,880	0.0
1,700	(2)	Funai Electric Co., Ltd.	13,122	0.0
1,000		Furukawa Battery Co., Ltd.	10,156	0.0
4,000		Futaba Industrial Co., Ltd.	37,120	0.0
800		Gakken Holdings Co., Ltd.	34,810	0.0
600		Genki Sushi Co., Ltd.	20,168	0.0
2,900		Geo Corp.	56,086	0.0
1,100		Globeride, Inc.	21,407	0.0
400		Goldwin, Inc.	31,656	0.0
1,000		Gourmet Kineya Co., Ltd.	10,181	0.0
4,700		IDOM, Inc.	33,275	0.0
1,100		Gunze Ltd.	62,833	0.0
6,535		H2O Retailing Corp.	136,611	0.1
17,400		Hakuhodo DY Holdings, Inc.	225,554	0.1
1,400		Happinet Corp.	27,172	0.0
1,500		Hard Off Corp. Co., Ltd.	16,455	0.0
1,400		Haruyama Trading Co., Ltd.	13,102	0.0
16,400		Haseko Corp.	254,171	0.1
4,088		Heiwa Corp.	76,695	0.0
1,592		Hiday Hidaka Corp.	48,722	0.0
1,600		Hikari Tsushin, Inc.	229,719	0.1
3,000		Hiramatsu, Inc.	15,170	0.0
2,100		HIS Co., Ltd.	76,029	0.0
118,000		Honda Motor Co., Ltd.	4,027,045	1.3
2,010		Honeys Holdings Co., Ltd.	21,043	0.0
2,500		Hoosiers Holdings Co. Ltd.	29,221	0.0
900		Ichibanya Co., Ltd.	36,270	0.0
2,000		Ichikoh Industries Ltd.	17,728	0.0
10,720		Iida Group Holdings Co. Ltd.	201,779	0.1
1,700		Imasen Electric Industrial	20,094	0.0
1,900		Intage Holdings, Inc.	24,658	0.0
23,800		Isetan Mitsukoshi Holdings Ltd.	294,521	0.1

See Accompanying Notes to Financial Statements

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

37,300		Isuzu Motors Ltd.	622,809	0.2
2,400		Izumi Co., Ltd.	148,957	0.1
15,200		J Front Retailing Co., Ltd.	285,641	0.1
2,200		Janome Sewing Machine Co., Ltd.	16,356	0.0
4,700		Japan Wool Textile Co., Ltd.	45,308	0.0
900		JINS, Inc.	47,252	0.0
370		Joban Kosan Co. Ltd.	6,180	0.0
1,500		Joshin Denki Co., Ltd.	53,278	0.0
2,000	(2)	Joyful Honda Co. Ltd.	62,129	0.0
5,500		JP-Holdings, Inc.	15,444	0.0
13,370		JVC Kenwood Corp.	45,840	0.0
4,586		Kadokawa Dwango Corp.	56,547	0.0
1,900	(1)	Kappa Create Co., Ltd.	21,558	0.0
2,500		Kasai Kogyo Co., Ltd.	41,111	0.0
1,000		Kawai Musical Instruments Manufacturing Co., Ltd.	22,785	0.0
1,700		KYB Corp.	98,950	0.1
3,000		Keihin Corp.	60,929	0.0
2,800		Keiyo Co., Ltd.	16,947	0.0
1,100	(1)	KNT-CT Holdings Co., Ltd.	17,693	0.0
400	(1)	Kintetsu Department Store Co. Ltd.	14,626	0.0
2,100		Kisoji Co., Ltd.	51,756	0.0
2,200		Kohnan Shoji Co., Ltd.	47,429	0.0
7,800		Koito Manufacturing Co., Ltd.	546,104	0.2
3,800	(1)	Kojima Co., Ltd.	12,473	0.0
2,700		Komatsu Seiren Co., Ltd.	22,250	0.0
1,700		KOMEDA Holdings Co. Ltd.	31,299	0.0
1,900		Komeri Co., Ltd.	54,869	0.0
2,400		Konaka Co., Ltd.	13,534	0.0
500		Koshidaka Holdings Co. Ltd.	23,385	0.0
1,300		Kourakuen Holdings Corp.	21,198	0.0
5,320		Ks Holdings Corp.	136,150	0.1
900		Kura Corp.	52,642	0.0
17,000		Kurabo Industries Ltd.	55,119	0.0
2,320		Kyoritsu Maintenance Co., Ltd.	93,583	0.1
1,000		LEC, Inc.	26,528	0.0
4,000		Lifull Co., Ltd.	35,668	0.0
3,200		Look, Inc.	10,990	0.0
1,600	(2)	Macromill, Inc.	38,094	0.0
1,100		Mars Engineering Corp.	24,468	0.0
11,900		Marui Group Co., Ltd.	217,533	0.1
3,700		Matsuya Co., Ltd.	50,922	0.0
700		Matsuya Foods Co., Ltd.	25,866	0.0
40,200		Mazda Motor Corp.	537,206	0.2
2,500		Meiko Network Japan Co., Ltd.	29,577	0.0
1,800		Meiwa Estate Co., Ltd.	13,756	0.0
1,500		Misawa Homes Co., Ltd.	13,178	0.0
2,700		Mitsuba Corp.	40,507	0.0
47,700		Mitsubishi Motors Corp.	343,158	0.1
2,000		Mitsui Home Co., Ltd.	13,836	0.0
1,800		Mizuno Corp.	52,875	0.0
400		Monogatari Corp.	38,076	0.0
1,900		MOS Food Services, Inc.	57,986	0.0
1,600		Musashi Seimitsu Industry Co., Ltd.	50,901	0.0
1,800		Nakayamafuku Co., Ltd.	12,587	0.0
13,400		Namco Bandai Holdings, Inc.	437,372	0.2
11,000		NGK Spark Plug Co., Ltd.	266,611	0.1
12,700		NHK Spring Co., Ltd.	139,383	0.1
1,000		Nice Holdings, Inc.	13,745	0.0
2,400		Nifco, Inc.	163,382	0.1
800		Nihon Eslead Corp.	17,892	0.0
22,800		Nikon Corp.	458,809	0.2
1,800		Nippon Felt Co., Ltd.	8,180	0.0
900		Nippon Piston Ring Co., Ltd.	17,984	0.0
11,800		Nippon Television Holdings, Inc.	201,882	0.1
3,400		Nishimatsuya Chain Co., Ltd.	37,768	0.0
152,700		Nissan Motor Co., Ltd.	1,520,295	0.5
4,700		Nissan Shatai Co., Ltd.	47,973	0.0
3,500	(2)	Nissei Build Kogyo Co., Ltd.	45,757	0.0
2,600		Nissin Kogyo Co., Ltd.	51,460	0.0
5,100		Nitori Co., Ltd.	725,855	0.3
2,200		Nojima Corp.	52,528	0.0
6,700		NOK Corp.	155,912	0.1
1,600		Ohashi Technica, Inc.	25,231	0.0
1,100		Ohsho Food Service Corp.	52,598	0.0
9,000		Onward Holdings Co., Ltd.	77,785	0.0
14,600		Oriental Land Co., Ltd.	1,328,303	0.5
3,400		Pacific Industrial Co., Ltd.	52,742	0.0
700		PAL Group Holdings Co., Ltd.	21,951	0.0
2,000		Paltac Corp.	91,148	0.1
150,350		Panasonic Corp.	2,194,195	0.7
800		Parco Co., Ltd.	11,019	0.0
2,000		Paris Miki Holdings, Inc.	8,431	0.0
1,400		PC Depot Corp.	10,705	0.0
700	(2)	Pepper Food Service Co. Ltd.	31,093	0.0
500		PIA Corp.	31,989	0.0
1,900		Piolax, Inc.	56,307	0.0
22,200	(1)	Pioneer Corp.	44,850	0.0
1,300		Plenus Co., Ltd.	28,312	0.0
9,000		Press Kogyo Co., Ltd.	54,306	0.0
63,300	(1)	Rakuten, Inc.	578,605	0.2
1,300		Renaissance, Inc.	22,277	0.0
5,300		Resorttrust, Inc.	120,442	0.1
1,400		Right On Co., Ltd.	11,732	0.0
800		Riken Corp.	45,069	0.0
1,900		Ringer Hut Co., Ltd.	43,138	0.0
2,300		Rinnai Corp.	208,095	0.1
2,540		Riso Kyoiku Co. Ltd.	20,995	0.0
4,400		Round One Corp.	73,852	0.0
2,600		Royal Holdings Co., Ltd.	71,522	0.0
1,700		Ryohin Keikaku Co., Ltd.	529,191	0.2
2,800		Sagami Chain Co., Ltd.	35,043	0.0
2,100		Saizeriya Co., Ltd.	70,265	0.0
400		Sakai Ovex Co., Ltd.	9,365	0.0
See Accompanying Notes to Financial Statements

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

600		San Holdings, Inc.	17,224	0.0
1,200	(1)	Sanden Holdings Corp.	24,031	0.0
4,400		Sangetsu Co., Ltd.	80,978	0.0
3,100		Sankyo Co., Ltd.	97,485	0.1
2,300		Sankyo Seiko Co., Ltd.	9,920	0.0
3,900	(2)	Sanrio Co., Ltd.	65,149	0.0
811,000	(1),(2),(3)	Sansui Electric Co., Ltd.	–	–
1,400		Sanyo Electric Railway Co. Ltd	35,436	0.0
1,100		Sanyo Shokai Ltd.	21,705	0.0
3,500		Scroll Corp.	17,116	0.0
13,000		Sega Sammy Holdings, Inc.	161,348	0.1
2,400		Seiko Holdings Corp.	69,674	0.0
3,400		Seiren Co., Ltd.	66,452	0.0
28,400		Sekisui Chemical Co., Ltd.	568,577	0.2
46,600		Sekisui House Ltd.	840,602	0.3
3,700	(1)	Senshukai Co., Ltd.	21,300	0.0
3,200		Shimachu Co., Ltd.	91,850	0.1
1,500		Shimamura Co., Ltd.	164,789	0.1
5,200		Shimano, Inc.	730,905	0.3
900		Shimojima Co., Ltd.	10,044	0.0
1,400		Shobunsha Publications, Inc.	9,213	0.0
1,000	(2)	Shochiku Co., Ltd.	170,426	0.1
500		Shoei Co. Ltd.	22,834	0.0
3,200		Showa Corp.	39,638	0.0
8,200		SKY Perfect JSAT Holdings, Inc.	37,530	0.0
6,100	(2)	Skylark Co. Ltd.	86,679	0.0
87,512		Sony Corp.	3,927,789	1.3
1,100		St. Marc Holdings Co., Ltd.	30,289	0.0
10,000		Stanley Electric Co., Ltd.	404,625	0.2
12,500		Start Today Co. Ltd.	379,414	0.1
1,900		Starts Corp., Inc.	49,624	0.0
800		Studio Alice Co., Ltd.	20,222	0.0
500		Suminoe Textile Co., Ltd.	13,823	0.0
48,200		Sumitomo Electric Industries Ltd.	812,522	0.3
9,700		Sumitomo Forestry Co., Ltd.	172,995	0.1
13,106		Sumitomo Rubber Industries, Inc.	242,889	0.1
800		Sushiro Global Holdings Ltd.	32,057	0.0
25,900		Suzuki Motor Corp.	1,499,187	0.5
700		T RAD Co., Ltd.	24,839	0.0
2,500		Tachi-S Co., Ltd.	45,612	0.0
1,300		Taiho Kogyo Co., Ltd.	19,294	0.0
21,000		Takashimaya Co., Ltd.	220,735	0.1
1,040		Take And Give Needs Co., Ltd.	10,606	0.0
400		Takihyo Co., Ltd.	8,427	0.0
1,600		Tamron Co., Ltd.	34,302	0.0
4,000		TBK Co., Ltd.	19,222	0.0
1,600		TPR Co., Ltd.	52,841	0.0
1,000		T-Gaia Corp.	23,205	0.0
1,400		Toa Corp./Hyogo	17,592	0.0
500		Toei Co., Ltd.	50,398	0.0
8,300		Toho Co., Ltd.	287,304	0.1
3,500		Tokai Rika Co., Ltd.	73,444	0.0
2,500		Sumitomo Riko Co., Ltd.	26,678	0.0
520		Token Corp.	61,377	0.0
200	(1)	Tokyo Base Co. Ltd.	8,772	0.0
7,500		Tokyo Broadcasting System Holdings, Inc.	186,922	0.1
1,350		Sac's Bar Holdings, Inc.	16,665	0.0
6,200		Tokyo Dome Corp.	62,676	0.0
1,000		Tokyotokeiba Co., Ltd.	37,787	0.0
5,700		Tomy Co., Ltd.	77,433	0.0
4,000		Nissan Tokyo Sales Holdings Co., Ltd.	14,357	0.0
2,700		Topre Corp.	76,189	0.0
1,800		Toridoll Holdings Corp.	66,962	0.0
500		Torikizoku Co. Ltd.	16,990	0.0
7,800		Toyo Tire & Rubber Co., Ltd.	160,292	0.1
4,400		Toyoda Gosei Co., Ltd.	111,636	0.1
3,400		Toyota Boshoku Corp.	70,969	0.0
10,500		Toyota Industries Corp.	673,039	0.2
158,982		Toyota Motor Corp.	10,131,923	3.4
2,900		TS Tech Co., Ltd.	118,992	0.1
5,750		TSI Holdings Co. Ltd.	42,265	0.0
500		Tsutsumi Jewelry Co., Ltd.	9,748	0.0
3,500		TV Asahi Holdings Corp.	70,209	0.0
1,600		Tv Tokyo Holdings Corp.	34,634	0.0
2,600		Unipres Corp.	69,748	0.0
1,600		United Arrows Ltd.	64,966	0.1
4,900	(1)	Unitika Ltd.	35,945	0.0
3,100	(1),(2)	U-Shin Ltd.	20,995	0.0
14,900		USS Co., Ltd.	315,086	0.1
1,400		ValueCommerce Co. Ltd.	9,232	0.0
1,200		Vector, Inc.	17,608	0.0
5,600		VT Holdings Co. Ltd.	27,852	0.0
3,500		Wacoal Holdings Corp.	110,400	0.1
2,100		WATAMI Co., Ltd.	30,655	0.0
600		Wowow, Inc.	17,635	0.0
1,700		Xebio Holdings Co., Ltd.	32,303	0.0
40,792		Yamada Denki Co., Ltd.	224,652	0.1
20,000	(1)	Yamada SxL Home Co. Ltd.	14,555	0.0
8,700		Yamaha Corp.	320,915	0.1
18,300		Yamaha Motor Co., Ltd.	599,477	0.2
700	(2)	Yasunaga Corp.	16,355	0.0
1,500		Yellow Hat Ltd.	45,257	0.0
7,500		Yokohama Rubber Co., Ltd.	183,197	0.1
500		Yomiuri Land Co., Ltd.	21,959	0.0
1,700		Yorozu Corp.	36,429	0.0
4,600		Yoshinoya D&C Co., Ltd.	78,041	0.0
1,700		Zenrin Co., Ltd.	57,123	0.0
7,100		Zensho Holdings Co., Ltd.	121,932	0.1
			58,594,462	19.3

		Consumer Staples: 8.6%
49,645		Aeon Co., Ltd.	837,395	0.3
1,900		Ain Holdings, Inc.	113,504	0.1
29,600		Ajinomoto Co., Inc.	556,901	0.2
2,800		Arcs Co., Ltd.	65,141	0.0
1,200		Ariake Japan Co., Ltd.	102,349	0.0
2,300		Artnature, Inc.	15,971	0.0
27,400		Asahi Group Holdings, Ltd.	1,359,577	0.5
700		Belc Co., Ltd.	42,132	0.0

See Accompanying Notes to Financial Statements

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

5,600		Calbee, Inc.	181,987	0.1
1,300		Cawachi Ltd.	32,064	0.0
1,700		Chubu Shiryo Co., Ltd.	37,715	0.0
9,052		Coca-Cola Bottlers Japan, Inc.	330,295	0.1
1,320		Cocokara fine, Inc.	85,038	0.0
600		Cosmos Pharmaceutical Corp.	125,196	0.1
1,900		Create SD Holdings	50,977	0.0
500		Daikokutenbussan Co., Ltd.	22,174	0.0
1,800		Ci:z Holdings Co. Ltd	91,779	0.0
800		DyDo Group Holdings, Inc.	42,216	0.0
1,200		Earth Chemical Co., Ltd.	60,384	0.0
6,600	(1),(2)	Euglena Co. Ltd.	61,659	0.0
3,400		Ezaki Glico Co., Ltd.	169,589	0.1
4,090		FamilyMart UNY Holdings Co., Ltd.	286,456	0.1
3,200		FANCL Corp.	94,502	0.0
12,080		Feed One Co., Ltd.	28,351	0.0
3,800		Fuji Oil Holdings, Inc.	110,944	0.1
1,300		Fujicco Co., Ltd.	28,958	0.0
1,100	(2)	Fujiya Co., Ltd.	25,544	0.0
500	(1)	Genky DrugStores Co. Ltd.	18,185	0.0
1,300		Axial Retailing, Inc.	48,822	0.0
1,200		Hayashikane Sangyo Co., Ltd.	9,459	0.0
2,600		Heiwado Co., Ltd.	53,952	0.0
2,300		Hokuto Corp.	41,848	0.0
4,800		House Foods Group, Inc.	159,095	0.1
1,900		Inageya Co., Ltd.	31,769	0.0
4,400		Ito En Ltd.	173,144	0.1
400		Itochu-Shokuhin Co., Ltd.	21,961	0.0
7,570		Itoham Yonekyu Holdings, Inc.	69,198	0.0
81,500		Japan Tobacco, Inc.	2,624,554	0.9
800		J-Oil Mills, Inc.	27,915	0.0
5,300		Kagome Co., Ltd.	196,664	0.1
1,000		Kameda Seika Co. Ltd.	45,884	0.0
32,200		Kao Corp.	2,175,741	0.7
2,200		Kato Sangyo Co., Ltd.	80,521	0.0
800		Kenko Mayonnaise Co. Ltd.	28,923	0.0
6,900		Kewpie Corp.	183,840	0.1
1,800		Key Coffee, Inc.	34,729	0.0
10,000		Kikkoman Corp.	404,396	0.1
63,300		Kirin Holdings Co., Ltd.	1,595,250	0.5
1,300		Kitanotatsujin Corp.	16,692	0.0
3,500		Kobayashi Pharmaceutical Co., Ltd.	226,814	0.1
900		Kobe Bussan Co. Ltd.	34,462	0.0
2,200		Kose Corp.	342,820	0.1
1,300		Kotobuki Spirits Co. Ltd.	72,321	0.0
1,100	(2)	Kusuri no Aoki Holdings Co. Ltd.	58,199	0.0
800		Kyokuyo Co., Ltd.	30,462	0.0
3,300		Lawson, Inc.	219,297	0.1
1,000		Life Corp.	26,937	0.0
17,800		Lion Corp.	336,455	0.1
2,600		Mandom Corp.	85,079	0.0
9,000		Marudai Food Co., Ltd.	40,378	0.0
2,700		Maruha Nichiro Corp.	81,431	0.0
5,400		Matsumotokiyoshi Holdings Co., Ltd.	221,838	0.1
3,000		Megmilk Snow Brand Co., Ltd.	88,733	0.0
8,500		MEIJI Holdings Co., Ltd.	723,424	0.3
700		Meito Sangyo Co., Ltd.	9,853	0.0
1,824		Milbon Co., Ltd.	61,220	0.0
1,400		Ministop Co., Ltd.	30,234	0.0
1,500		Mitsubishi Shokuhin Co. Ltd.	43,942	0.0
1,000		Mitsui Sugar Co., Ltd.	42,163	0.0
1,500		Miyoshi Oil & Fat Co., Ltd.	19,727	0.0
3,100		Morinaga & Co., Ltd.	156,912	0.1
2,800		Morinaga Milk Industry Co., Ltd.	126,736	0.1
300		Morozoff Ltd.	20,877	0.0
1,000		Nagatanien Holdings Co., Ltd.	12,630	0.0
700		Nakamuraya Co., Ltd.	31,426	0.0
1,000		Natori Co., Ltd.	18,110	0.0
6,300		Nichirei Corp.	174,146	0.1
620		Nihon Chouzai Co., Ltd.	18,875	0.0
1,100		Nippon Beet Sugar Manufacturing Co., Ltd.	26,609	0.0
4,400		Nippon Flour Mills Co., Ltd.	67,387	0.0
11,000		NH Foods Ltd.	267,952	0.1
15,200		Nippon Suisan Kaisha Ltd.	79,478	0.0
1,800		Nisshin Oillio Group Ltd.	54,464	0.0
15,245		Nisshin Seifun Group, Inc.	307,699	0.1
5,600		Nissin Food Products Co., Ltd.	408,288	0.1
900		Noevir Holdings Co. Ltd.	66,744	0.0
5,400		Oenon Holdings, Inc.	17,730	0.0
1,000		OIE Sangyo Co., Ltd.	12,118	0.0
2,000		Okuwa Co., Ltd.	20,679	0.0
7,800		Pigeon Corp.	296,362	0.1
5,700		Pola Orbis Holdings, Inc.	199,732	0.1
9,000		Prima Meat Packers Ltd.	66,000	0.0
1,400		Qol Co. Ltd.	26,247	0.0
2,100		Rock Field Co., Ltd.	38,035	0.0
800		S Foods, Inc.	36,299	0.0
2,200		Sakata Seed Corp.	76,263	0.0
1,200		San-A Co., Ltd.	57,983	0.0
4,800		Sapporo Holdings Ltd.	146,872	0.1
54,143		Seven & I Holdings Co., Ltd.	2,242,950	0.8
500		Shinyei Kaisha	6,763	0.0
24,200		Shiseido Co., Ltd.	1,166,080	0.4
600	(2)	Shoei Foods Corp.	25,438	0.0
1,400		Showa Sangyo Co., Ltd.	36,423	0.0
600		Sogo Medical Co., Ltd.	31,574	0.0
1,200		ST Corp.	28,749	0.0
800	(2)	Starzen Co., Ltd.	38,741	0.0
2,900		Sugi Holdings Co., Ltd.	147,734	0.1
5,400		Sundrug Co., Ltd.	250,486	0.1
10,000		Suntory Beverage & Food Ltd.	444,699	0.2
11,000		Takara Holdings, Inc.	128,310	0.1
400		Tobu Store Co., Ltd.	10,647	0.0
1,200		Toho Co., Ltd./Hyogo	30,655	0.0

See Accompanying Notes to Financial Statements

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

1,600		Torigoe Co., Ltd.	14,080	0.0
7,100		Toyo Suisan Kaisha Ltd.	303,105	0.1
2,600		Tsuruha Holdings, Inc.	353,158	0.1
27,500		Unicharm Corp.	714,095	0.3
4,080		United Super Markets Holdings, Inc.	41,393	0.0
3,300		Valor Holdings Co., Ltd.	76,981	0.0
1,300		Warabeya Nichiyo Co., Ltd.	36,808	0.0
3,540		Welcia Holdings Co. Ltd.	152,799	0.1
1,500		Yaizu Suisankagaku Industry Co., Ltd.	16,308	0.0
7,700		Yakult Honsha Co., Ltd.	581,006	0.2
400		Yakuodo Co. Ltd.	11,128	0.0
1,700		YA-MAN Ltd.	28,548	0.0
1,400		Yamatane Corp.	27,193	0.0
10,900		Yamazaki Baking Co., Ltd.	212,239	0.1
1,500		Yaoko Co., Ltd.	73,117	0.0
4,800		Yokohama Reito Co., Ltd.	49,714	0.0
500		Yomeishu Seizo Co., Ltd.	11,607	0.0
			25,922,310	8.6

		Energy: 1.1%
4,900		Fuji Oil Co., Ltd.	27,122	0.0
3,600		Cosmo Energy Holdings Co. Ltd.	135,550	0.1
10,700		Idemitsu Kosan Co., Ltd.	428,596	0.2
69,800		Inpex Corp.	868,732	0.3
2,200		Itochu Enex Co., Ltd.	21,158	0.0
700	(1),(2)	Japan Drilling Co. Ltd.	14,810	0.0
400		Japan Oil Transportation Co., Ltd.	13,797	0.0
2,100		Japan Petroleum Exploration Co., Ltd.	55,510	0.0
207,860		JXTG Holdings, Inc.	1,335,773	0.4
2,800		Mitsuuroko Group Holdings Co., Ltd.	21,963	0.0
1,000		Modec, Inc.	25,769	0.0
14,600		Nippon Coke & Engineering Co., Ltd.	16,681	0.0
2,300		Sala Corp.	14,673	0.0
3,700		San-Ai Oil Co., Ltd.	53,787	0.0
3,600		Shinko Plantech Co., Ltd.	38,075	0.0
12,700		Showa Shell Sekiyu KK	171,855	0.1
1,000		Sinanen Holdings Co., Ltd.	23,877	0.0
900		Toyo Kanetsu K K	36,512	0.0
			3,304,240	1.1

		Financials: 12.1%
3,400		77 Bank Ltd.	85,565	0.0
27,100	(1),(2)	Acom Co., Ltd.	113,860	0.1
8,900		AEON Financial Service Co., Ltd.	206,845	0.1
500		Aichi Bank Ltd.	23,690	0.0
22,800	(1)	Aiful Corp.	78,083	0.0
1,000		Akita Bank Ltd.	27,521	0.0
900		Anicom Holdings, Inc.	28,989	0.0
1,300		Aomori Bank Ltd.	41,229	0.0
6,900		Aozora Bank Ltd.	267,736	0.1
11,000		Awa Bank Ltd.	70,056	0.0
1,000	Bank of Iwate Ltd.	39,766	0.0
5,000	Bank of Kyoto Ltd.	259,664	0.1
900	Bank of Nagoya Ltd.	35,018	0.0
1,500	Bank of Okinawa Ltd.	60,956	0.0
700	Bank of Saga Ltd.	15,953	0.0
3,500	Bank of the Ryukyus Ltd.	52,419	0.0
2,600	Tokyo Century Corp.	125,851	0.1
45,000	Chiba Bank Ltd.	373,174	0.1
5,200	Chiba Kogyo Bank Ltd.	25,820	0.0
8,600	Chugoku Bank Ltd.	114,616	0.1
800	Chukyo Bank Ltd.	16,539	0.0
76,628	Concordia Financial Group Ltd.	460,877	0.2
9,700	Credit Saison Co., Ltd.	176,145	0.1
72,700	Dai-ichi Life Holdings, Inc.	1,494,141	0.5
1,200	Daisan Bank Ltd.	19,213	0.0
1,700	Daishi Bank Ltd.	77,155	0.0
1,300	Daito Bank Ltd.	18,935	0.0
109,000	Daiwa Securities Group, Inc.	681,960	0.2
500	Dream Incubator, Inc.	10,389	0.0
400	eGuarantee, Inc.	12,589	0.0
1,600	Ehime Bank Ltd.	19,108	0.0
10,000	Eighteenth Bank Ltd.	25,682	0.0
16,200	FIDEA Holdings Co., Ltd.	29,444	0.0
5,200	Financial Products Group Co. Ltd.	63,010	0.0
1,400	Fukui Bank Ltd.	33,568	0.0
50,000	Fukuoka Financial Group, Inc.	279,785	0.1
2,400	Fukushima Bank Ltd.	19,778	0.0
1,500	Fuyo General Lease Co., Ltd.	99,271	0.0
2,000	GCA Corp.	20,019	0.0
24,600	Gunma Bank Ltd.	148,220	0.1
23,700	Hachijuni Bank Ltd.	135,429	0.1
19,500	Hiroshima Bank Ltd.	169,186	0.1
3,100	Hitachi Capital Corp.	77,739	0.0
1,700	Hokkoku Bank Ltd.	67,521	0.0
1,500	Hokuetsu Bank Ltd.	34,467	0.0
8,400	Hokugin Financial Group, Inc.	130,885	0.1
13,000	Hyakugo Bank Ltd.	61,851	0.0
14,000	Hyakujushi Bank Ltd.	46,338	0.0
2,600	IBJ Leasing Co., Ltd.	66,343	0.0
3,400	Ichiyoshi Securities Co., Ltd.	38,686	0.0
1,600	IwaiCosmo Holdings, Inc.	20,369	0.0
18,500	Iyo Bank Ltd.	147,826	0.1
1,600	Jaccs Co., Ltd.	37,320	0.0
2,000	Jafco Co., Ltd.	115,374	0.1
34,000	Japan Post Bank Co. Ltd.	441,583	0.2
69,400	Japan Post Holdings Co. Ltd.	794,902	0.3
4,700	Japan Post Insurance Co. Ltd.	110,489	0.0
7,211	Japan Securities Finance Co., Ltd.	40,764	0.0
10,200	Jimoto Holdings, Inc.	17,435	0.0
1,700	Juroku Bank Ltd.	49,943	0.0
11,900	kabu.com Securities Co., Ltd.	37,055	0.0

See Accompanying Notes to Financial Statements

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

1,700		Kansai Urban Banking Corp.	22,120	0.0
11,000		Keiyo Bank Ltd.	50,256	0.0
500		Kita-Nippon Bank Ltd.	13,650	0.0
4,800		Kiyo Bank Ltd.	79,629	0.0
2,600		Kyokuto Securities Co., Ltd.	38,244	0.0
21,520		Kyushu Financial Group, Inc.	129,707	0.1
200	(1)	M&A Capital Partners Co. Ltd.	13,044	0.0
6,300		Marusan Securities Co., Ltd.	56,365	0.0
6,900		Matsui Securities Co., Ltd.	58,119	0.0
66,690		Mebuki Financial Group, Inc.	281,735	0.1
1,000		Michinoku Bank Ltd.	15,916	0.0
800		Mie Bank Ltd.	17,958	0.0
1,400		Minato Bank Ltd.	26,244	0.0
5,400		Mito Securities Co., Ltd.	19,661	0.0
911,800		Mitsubishi UFJ Financial Group, Inc.	6,636,049	2.2
32,400		Mitsubishi UFJ Lease & Finance Co., Ltd.	192,303	0.1
33,211		MS&AD Insurance Group Holdings, Inc.	1,120,222	0.4
1,100		Miyazaki Bank Ltd.	37,433	0.0
1,758,900		Mizuho Financial Group, Inc.	3,180,249	1.1
16,200		Monex Group, Inc.	45,775	0.0
2,300		Musashino Bank Ltd.	76,640	0.0
600		Nagano Bank Ltd.	10,546	0.0
1,400		Nanto Bank Ltd.	37,563	0.0
300		NEC Capital Solutions Ltd.	6,161	0.0
9,000		Nishi-Nippon Financial Holdings, Inc.	107,392	0.0
24,950		Sompo Holdings, Inc.	963,089	0.3
231,100		Nomura Holdings, Inc.	1,354,652	0.5
21,400		North Pacific Bank Ltd.	71,535	0.0
2,100		Ogaki Kyoritsu Bank Ltd.	53,010	0.0
900		Oita Bank Ltd.	34,967	0.0
11,000		Okasan Securities Group, Inc.	67,870	0.0
27,800		Orient Corp.	44,281	0.0
85,500		ORIX Corp.	1,441,605	0.5
37,900		Osaka Securities Exchange Co. Ltd.	657,571	0.2
700		Pocket Card Co., Ltd.	6,644	0.0
140,700		Resona Holdings, Inc.	838,399	0.3
1,100		Ricoh Leasing Co., Ltd.	37,982	0.0
7,500		San-In Godo Bank Ltd.	72,207	0.0
14,160		SBI Holdings, Inc.	295,030	0.1
14,530		Senshu Ikeda Holdings, Inc.	53,472	0.0
49,700		Seven Bank Ltd.	169,734	0.1
11,000		Shiga Bank Ltd.	56,182	0.0
2,600		Shikoku Bank Ltd.	36,620	0.0
700		Shimizu Bank Ltd.	20,063	0.0
11,100		Shinsei Bank Ltd.	191,284	0.1
33,000		Shizuoka Bank Ltd.	339,698	0.1
10,100		Sony Financial Holdings, Inc.	178,504	0.1
97,852		Sumitomo Mitsui Financial Group, Inc.	4,217,863	1.4
24,844		Sumitomo Mitsui Trust Holdings, Inc.	982,978	0.3
12,800		Suruga Bank Ltd.	273,694	0.1
39,500		T&D Holdings, Inc.	673,889	0.2
700		Taiko Bank Ltd.	15,435	0.0
8,800		Tochigi Bank Ltd.	35,361	0.0
13,000		Toho Bank Ltd.	45,559	0.0
1,300		Tohoku Bank Ltd.	17,377	0.0
15,300		Tokai Tokyo Financial Holdings	98,357	0.0
48,700		Tokio Marine Holdings, Inc.	2,215,025	0.7
1,728		Tokyo TY Financial Group, Inc.	49,907	0.0
1,100		Tomato Bank Ltd.	15,116	0.0
12,300		TOMONY Holdings, Inc.	63,140	0.0
3,300		Towa Bank Ltd.	44,694	0.0
7,000		Toyo Securities Co., Ltd.	19,674	0.0
8,300		Tsukuba Bank Ltd.	28,379	0.0
1,600		Yamagata Bank Ltd.	34,876	0.0
11,000		Yamaguchi Financial Group, Inc.	130,365	0.1
9,000		Yamanashi Chuo Bank Ltd.	39,150	0.0
3,800		Zenkoku Hosho Co. Ltd.	163,238	0.1
			36,815,601	12.1

		Health Care: 6.5%
13,800		Alfresa Holdings Corp.	323,230	0.1
1,100		As One Corp.	68,772	0.0
1,900		ASKA Pharmaceutical Co., Ltd.	33,486	0.0
134,600		Astellas Pharma, Inc.	1,709,861	0.6
2,100		BML, Inc.	52,210	0.0
13,600		Chugai Pharmaceutical Co., Ltd.	695,079	0.2
1,000		CMIC Holdings Co., Ltd.	17,868	0.0
900		Create Medic Co., Ltd.	10,401	0.0
36,900		Daiichi Sankyo Co., Ltd.	959,476	0.3
2,700		Daiken Medical Co. Ltd.	18,519	0.0
9,300		Sumitomo Dainippon Pharma Co. Ltd.	137,670	0.1
1,060		Daito Pharmaceutical Co. Ltd.	29,900	0.0
1,300		Eiken Chemical Co., Ltd.	62,082	0.0
15,500		Eisai Co., Ltd.	880,549	0.3
2,000		EPS Holdings, Inc.	45,174	0.0
500		Falco Holdings Co. Ltd.	7,965	0.0
800		Fuso Pharmaceutical Industries Ltd.	20,490	0.0
3,900		Hisamitsu Pharmaceutical Co., Inc.	235,617	0.1
1,000		Hogy Medical Co., Ltd.	75,657	0.0
26,900		Hoya Corp.	1,339,706	0.5
3,600	(2)	Japan Lifeline Co. Ltd	74,704	0.0
900		JCR Pharmaceuticals Co. Ltd.	42,263	0.0
7,000		Jeol Ltd.	39,541	0.0
2,500		Kaken Pharmaceutical Co., Ltd.	128,810	0.1
2,400		Kissei Pharmaceutical Co., Ltd.	67,844	0.0
3,500		Kyorin Co., Ltd.	65,314	0.0

See Accompanying Notes to Financial Statements

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

16,100		Kyowa Hakko Kirin Co., Ltd.	309,952	0.1
13,000		M3, Inc.	455,704	0.2
1,700		Mani, Inc.	51,716	0.0
12,300		Medipal Holdings Corp.	240,140	0.1
2,000		Menicon Co. Ltd.	55,655	0.0
3,800		Miraca Holdings, Inc.	162,089	0.1
15,400		Mitsubishi Tanabe Pharma Corp.	317,396	0.1
900		Mochida Pharmaceutical Co., Ltd.	68,774	0.0
700		N Field Co. Ltd.	9,535	0.0
1,800		Nagaileben Co., Ltd.	45,109	0.0
2,600		NichiiGakkan Co., Ltd.	33,174	0.0
3,850	(2)	Nichi-iko Pharmaceutical Co., Ltd.	59,268	0.0
5,400		Nihon Kohden Corp.	124,852	0.1
5,800		Nikkiso Co., Ltd.	63,187	0.0
400		Nippon Chemiphar Co., Ltd.	16,802	0.0
3,500		Nippon Shinyaku Co., Ltd.	260,347	0.1
9,600		Nipro Corp.	141,880	0.1
1,400		Nissui Pharmaceutical Co., Ltd.	19,163	0.0
19,500		Olympus Corp.	745,973	0.3
31,200		Ono Pharmaceutical Co., Ltd.	725,765	0.2
26,900		Otsuka Holdings Co. Ltd.	1,179,759	0.4
1,400		Paramount Bed Holdings Co. Ltd.	69,182	0.0
5,500	(1)	PeptiDream, Inc.	187,616	0.1
7,300		Rohto Pharmaceutical Co., Ltd.	194,151	0.1
25,100		Santen Pharmaceutical Co., Ltd.	393,075	0.1
2,300		Sawai Pharmaceutical Co., Ltd.	102,648	0.0
3,100		Seikagaku Corp.	45,993	0.0
1,700	(1)	Shin Nippon Biomedical Laboratories Ltd.	8,707	0.0
18,500		Shionogi & Co., Ltd.	999,646	0.3
2,700		Ship Healthcare Holdings, Inc.	89,244	0.0
5,530		Suzuken Co., Ltd.	227,042	0.1
10,200		Sysmex Corp.	800,914	0.3
1,000		Taiko Pharmaceutical Co. Ltd.	21,192	0.0
2,800		Taisho Pharmaceutical Holdings Co. Ltd.	223,026	0.1
3,600		Takara Bio, Inc.	50,129	0.0
48,400		Takeda Pharmaceutical Co., Ltd.	2,740,296	0.9
19,800		Terumo Corp.	936,732	0.3
4,200		Toho Holdings Co., Ltd.	94,677	0.0
1,800		Tokai Corp./Gifu	41,057	0.0
800		Torii Pharmaceutical Co., Ltd.	21,444	0.0
800		Towa Pharmaceutical Co., Ltd.	43,575	0.0
3,500		Tsukui Corp.	31,408	0.0
4,800		Tsumura & Co.	159,014	0.1
3,100		Vital KSK Holdings, Inc.	28,334	0.0
3,000		ZERIA Pharmaceutical Co., Ltd.	57,221	0.0
			19,794,751	6.5

		Industrials: 22.5%
1,900		Advan Co., Ltd.	18,355	0.0
1,600		Aeon Delight Co., Ltd.	59,847	0.0
3,700		Aica Kogyo Co., Ltd.	137,164	0.1
2,900		Aichi Corp.	21,410	0.0
3,300		Aida Engineering Ltd.	40,274	0.0
1,600		Alconix Corp.	33,553	0.0
23,600		ANA Holdings, Inc.	984,510	0.3
19,500		Amada Holdings Co., Ltd.	264,752	0.1
3,000		Anest Iwata Corp.	33,526	0.0
3,700		Asahi Diamond Industrial Co., Ltd.	42,170	0.0
13,100		Asahi Glass Co., Ltd.	566,240	0.2
420		Asahi Kogyosha Co., Ltd.	13,130	0.0
7,000		Asanuma Corp.	25,307	0.0
400		Asunaro Aoki Construction Co., Ltd.	3,594	0.0
3,000		Bando Chemical Industries Ltd.	35,155	0.0
2,800		Bell System24 Holdings, Inc.	35,201	0.0
3,300		Bunka Shutter Co., Ltd.	31,700	0.0
2,200		Central Glass Co., Ltd.	46,614	0.0
11,800		Central Japan Railway Co.	2,111,735	0.7
800		Central Security Patrols Co., Ltd.	18,607	0.0
9,000	(2)	Chiyoda Corp.	66,152	0.0
700		Chiyoda Integre Co., Ltd.	17,008	0.0
1,700		Chudenko Corp.	49,429	0.0
900		Chugai Ro Co., Ltd.	19,746	0.0
3,800		CKD Corp.	85,175	0.0
4,800		COMSYS Holdings Corp.	139,165	0.1
2,400		Cosel Co., Ltd.	39,378	0.0
1,500		CTI Engineering Co., Ltd.	15,307	0.0
17,000		Dai Nippon Printing Co., Ltd.	378,475	0.1
1,500		Dai-Dan Co., Ltd.	40,102	0.0
6,600		Daifuku Co., Ltd.	358,582	0.1
8,000		Daihen Corp.	75,556	0.0
7,000		Daiho Corp.	34,770	0.0
1,000		Daiichi Jitsugyo Co., Ltd.	30,165	0.0
17,900		Daikin Industries Ltd.	2,115,117	0.7
2,600		Daiseki Co., Ltd.	72,288	0.0
2,900		Daiwa Industries Ltd.	33,200	0.0
1,900		Denyo Co., Ltd.	33,894	0.0
7,300		DMG Mori Co. Ltd.	150,289	0.1
3,600		Duskin Co., Ltd.	94,896	0.0
23,500		East Japan Railway Co.	2,291,679	0.8
5,400		Ebara Corp.	205,153	0.1
700		Ebara Jitsugyo Co. Ltd.	12,730	0.0
700		Endo Lighting Corp.	7,690	0.0
1,500	(2)	Escrow Agent Japan Co. Ltd.	7,696	0.0
12,500		Fanuc Ltd.	2,998,705	1.0
17,800		Fudo Tetra Corp.	28,863	0.0

See Accompanying Notes to Financial Statements

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

40,000		Fuji Electric Holdings Co., Ltd.	300,494	0.1
4,200		Fuji Machine Manufacturing Co., Ltd.	80,539	0.0
14,700		Fujikura Ltd.	129,297	0.1
4,000		Fujitec Co., Ltd.	57,692	0.0
600		Fukuda Corp.	36,086	0.0
800		Fukushima Industries Corp.	35,257	0.0
1,400		Fukuyama Transporting Co., Ltd.	52,825	0.0
1,300		Fullcast Co., Ltd.	26,551	0.0
2,610		Funai Soken Holdings, Inc.	58,345	0.0
2,700		Furukawa Co., Ltd.	55,172	0.0
4,300		Furukawa Electric Co., Ltd.	211,414	0.1
2,600		Futaba Corp.	54,274	0.0
1,000		Gakujo Co., Ltd.	16,338	0.0
1,100		Gecoss Corp.	13,578	0.0
4,000		Glory Ltd.	150,777	0.1
25,000		GS Yuasa Corp.	124,100	0.1
1,100		Hamakyorex Co., Ltd.	31,484	0.0
16,100		Hankyu Hanshin Holdings, Inc.	646,706	0.2
2,000		Hanwa Co., Ltd.	92,303	0.0
11,400		Hazama Ando Corp.	89,094	0.0
1,800		Hibiya Engineering Ltd.	38,318	0.0
17,600		Hino Motors Ltd.	227,328	0.1
400		Hirata Corp.	41,121	0.0
2,700		Hisaka Works Ltd.	28,651	0.0
6,200		Hitachi Construction Machinery Co., Ltd.	224,698	0.1
2,800		Hitachi Transport System Ltd.	72,860	0.0
10,600		Hitachi Zosen Corp.	55,677	0.0
2,100		Hokuetsu Industries Co. Ltd.	23,783	0.0
4,000		Hoshizaki Corp.	354,380	0.1
600		Hosokawa Micron Corp.	42,913	0.0
1,100		Howa Machinery Ltd.	17,456	0.0
2,200		Ichinen Holdings Co., Ltd.	31,498	0.0
1,700	(2)	Idec Corp.	40,432	0.0
10,000		IHI Corp.	331,664	0.1
9,500		Iino Kaiun Kaisha Ltd.	53,361	0.0
1,700		Inaba Denki Sangyo Co., Ltd.	79,280	0.0
1,800		Inaba Seisakusho Co., Ltd.	23,236	0.0
3,600		Inabata & Co., Ltd.	54,462	0.0
1,330		Inui Global Logistics Co. Ltd.	9,382	0.0
1,800		Iseki & Co., Ltd.	45,360	0.0
400	(1)	Ishikawa Seisakusho Ltd.	12,614	0.0
94,500		Itochu Corp.	1,761,624	0.6
4,000		Itoki Corp.	29,559	0.0
600		Iwasaki Electric Co., Ltd.	8,936	0.0
2,200		Iwatani Corp.	70,741	0.0
700		JAC Recruitment Co. Ltd.	13,564	0.0
22,800		Japan Airlines Co. Ltd.	890,793	0.3
3,600		Japan Airport Terminal Co., Ltd.	133,285	0.1
800		Japan Pulp & Paper Co., Ltd.	30,666	0.0
4,300		Japan Steel Works Ltd.	138,142	0.1
4,000		Japan Transcity Corp.	17,213	0.0
12,500		JGC Corp.	241,493	0.1
1,300		JK Holdings Co., Ltd.	11,437	0.0
18,570		LIXIL Group Corp.	501,711	0.2
14,000		JTEKT Corp.	239,878	0.1
1,400		Juki Corp.	23,036	0.0
64,000		Kajima Corp.	614,906	0.2
7,500		Kamigumi Co., Ltd.	165,745	0.1
2,000		Kanaden Corp.	25,160	0.0
600		Kanagawa Chuo Kotsu Co., Ltd.	19,434	0.0
2,000		Kanamoto Co., Ltd.	61,880	0.0
6,000		Kandenko Co., Ltd.	63,014	0.0
5,400		Kanematsu Corp.	74,515	0.0
2,500	(2)	Katakura Industries Co., Ltd.	34,056	0.0
1,000		Kato Works Co., Ltd.	30,302	0.0
400		Kawada Technologies, Inc.	22,597	0.0
10,000		Kawasaki Heavy Industries Ltd.	349,846	0.1
5,300	(1)	Kawasaki Kisen Kaisha Ltd.	134,684	0.1
5,200		Keihan Holdings Co., Ltd.	152,983	0.1
18,000		Keikyu Corp.	345,386	0.1
6,800		Keio Corp.	298,687	0.1
9,200		Keisei Electric Railway Co., Ltd.	295,385	0.1
3,300		Kimura Chemical Plants Co., Ltd.	18,090	0.0
900		Kimura Unity Co., Ltd.	9,472	0.0
9,400		Kinden Corp.	153,049	0.1
2,000		King Jim Co., Ltd.	18,106	0.0
12,300		Kintetsu Group Holdings Co., Ltd.	470,721	0.2
2,100		Kintetsu World Express, Inc.	43,412	0.0
1,000		Kitagawa Iron Works Co., Ltd.	27,258	0.0
4,000		Kitano Construction Corp.	14,393	0.0
1,300		Kito Corp.	20,410	0.0
6,400		Kitz Corp.	49,494	0.0
400	(1)	Kobe Electric Railway Co. Ltd.	14,218	0.0
6,700		Kokuyo Co., Ltd.	124,208	0.1
395		Komaihal Tec, Inc.	9,264	0.0
63,600		Komatsu Ltd.	2,298,486	0.8
900		Komatsu Wall Industry Co., Ltd.	19,192	0.0
3,200		Komori Corp.	44,904	0.0
2,400		Konoike Transport Co. Ltd.	42,451	0.0
400		KRS Corp.	11,113	0.0
70,300		Kubota Corp.	1,375,029	0.5
2,500		Kumagai Gumi Co., Ltd.	69,742	0.0
6,800		Kurita Water Industries, Ltd.	220,466	0.1
1,100		Kuroda Electric Co., Ltd.	26,413	0.0
500		Kyodo Printing Co., Ltd.	16,079	0.0
2,800		Kyokuto Kaihatsu Kogyo Co., Ltd.	49,235	0.0
5,500		Kyowa Exeo Corp.	142,190	0.1

See Accompanying Notes to Financial Statements

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

2,800		Kyudenko Corp.	135,210	0.1
10,000		Kyushu Railway Co.	309,523	0.1
1,900	(2)	Link And Motivation, Inc.	15,490	0.0
3,700		Mabuchi Motor Co., Ltd.	200,002	0.1
10,000		Maeda Corp.	137,647	0.1
2,100		Maeda Kosen Co. Ltd	38,738	0.0
4,000		Maeda Road Construction Co., Ltd.	91,649	0.0
1,600		Maezawa Kasei Industries Co., Ltd.	17,649	0.0
600		Maezawa Kyuso Industries Co., Ltd.	10,706	0.0
7,000		Makino Milling Machine Co., Ltd.	70,535	0.0
16,900		Makita Corp.	708,744	0.3
103,100		Marubeni Corp.	745,381	0.3
700		Maruka Machinery Co. Ltd.	13,188	0.0
600		Maruwa Unyu Kikan Co. Ltd.	19,210	0.0
6,000		Maruzen Showa Unyu Co., Ltd.	26,921	0.0
1,500		Matsuda Sangyo Co., Ltd.	24,653	0.0
2,600		Matsui Construction Co., Ltd.	22,520	0.0
2,000		Max Co., Ltd.	28,609	0.0
12,000		Meidensha Corp.	49,498	0.0
4,400		Meisei Industrial Co. Ltd.	32,306	0.0
1,700		Meitec Corp.	89,191	0.0
2,400		Meiwa Corp.	10,301	0.0
24,158		Minebea Co., Ltd.	503,868	0.2
4,510		Mirait Holdings Corp.	67,049	0.0
15,100		Misumi Group, Inc.	438,385	0.2
90,700		Mitsubishi Corp.	2,500,941	0.8
131,500		Mitsubishi Electric Corp.	2,179,295	0.7
20,900		Mitsubishi Heavy Industries Ltd.	779,237	0.3
4,500		Mitsubishi Logistics Corp.	116,663	0.1
900		Mitsubishi Kakoki Kaisha Ltd.	19,409	0.0
2,300		Mitsubishi Pencil Co., Ltd.	50,217	0.0
3,000		Mitsuboshi Belting Co., Ltd.	41,130	0.0
109,000		Mitsui & Co., Ltd.	1,768,354	0.6
4,700		Mitsui Engineering & Shipbuilding Co., Ltd.	70,270	0.0
900		Mitsui Matsushima Co., Ltd.	13,017	0.0
7,800		Mitsui OSK Lines Ltd.	259,227	0.1
12,000	(1)	Mitsui-Soko Holdings Co. Ltd.	40,903	0.0
5,500		Miura Co., Ltd.	147,656	0.1
600		Miyaji Engineering Group, Inc.	14,184	0.0
4,800	(2)	MonotaRO Co. Ltd.	152,975	0.1
2,300		Morita Holdings Corp.	43,231	0.0
2,000		Relia, Inc.	23,332	0.0
6,900		Nabtesco Corp.	263,661	0.1
1,900		NAC Co., Ltd.	16,343	0.0
13,000		Nachi-Fujikoshi Corp.	86,967	0.0
7,100		Nagase & Co., Ltd.	127,626	0.1
9,200		Nagoya Railroad Co., Ltd.	231,686	0.1
2,000		Nakabayashi Co. Ltd.	13,284	0.0
4,744		Namura Shipbuilding Co., Ltd.	29,180	0.0
5,400		Nankai Electric Railway Co., Ltd.	133,633	0.1
15,900		NGK Insulators Ltd.	299,509	0.1
7,000		Nichias Corp.	93,021	0.0
1,200		Nichiden Corp.	24,630	0.0
2,000		Nichiha Corp.	83,603	0.0
2,200		Nichireki Co., Ltd.	28,323	0.0
15,814		Nidec Corp.	2,214,230	0.7
4,400		Nihon M&A Center, Inc.	209,487	0.1
200	(2)	Nihon Trim Co., Ltd.	9,076	0.0
800		Nikko Co. Ltd./Hyogo	16,896	0.0
3,000		Nippo Corp.	70,086	0.0
800		Nippon Carbon Co., Ltd.	35,836	0.0
2,100		Nippon Densetsu Kogyo Co., Ltd.	45,419	0.0
5,300		Nippon Express Co., Ltd.	351,959	0.1
2,100		Nippon Hume Corp.	15,815	0.0
1,800		Nippon Kanzai Co., Ltd.	32,775	0.0
1,100		Nippon Koei Co. Ltd.	34,090	0.0
4,400		Nippon Holdings Co., Ltd.	123,674	0.1
26,400		Nippon Parking Development Co. Ltd.	44,880	0.0
600		Nippon Road Co., Ltd.	35,021	0.0
400		Nippon Seisen Co., Ltd.	18,683	0.0
4,000	(1)	Nippon Sharyo Ltd.	12,017	0.0
6,600	(1)	Nippon Sheet Glass Co., Ltd.	59,772	0.0
1,028		Nippon Steel & Sumikin Bussan Corp.	62,255	0.0
4,900		Nippon Thompson Co., Ltd.	39,025	0.0
10,088	(1)	Nippon Yusen KK	245,457	0.1
1,000		Mitsubishi Logisnext Co., Ltd.	8,842	0.0
3,000		Nishimatsu Construction Co., Ltd.	83,932	0.0
3,400		Nishi-Nippon Railroad Co., Ltd.	91,640	0.0
1,000		Nishio Rent All Co., Ltd.	32,403	0.0
500		Nissei ASB Machine Co. Ltd	30,467	0.0
1,300		Nissei Plastic Industrial Co., Ltd.	19,571	0.0
7,580		Nisshinbo Industries, Inc.	102,649	0.1
1,400		Nissin Corp.	39,309	0.0
2,300		Nissin Electric Co., Ltd.	26,697	0.0
1,500		Nitta Corp.	57,690	0.0
1,600		Nitto Boseki Co., Ltd.	46,028	0.0
2,500		Nitto Kogyo Corp.	40,058	0.0
1,000		Nitto Kohki Co., Ltd.	25,294	0.0
1,100		Nittoc Construction Co. Ltd.	6,941	0.0
3,100		Nomura Co., Ltd.	70,629	0.0
900		Noritake Co., Ltd.	45,493	0.0
3,100		Noritz Corp.	60,696	0.0
700		NS United Kaiun Kaisha Ltd.	16,985	0.0
27,000		NSK Ltd.	423,009	0.2
31,000		NTN Corp.	153,036	0.1

See Accompanying Notes to Financial Statements

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

700		Obara Corp.	47,903	0.0
43,000		Obayashi Corp.	519,446	0.2
19,200		Odakyu Electric Railway Co., Ltd.	410,240	0.2
2,180		Oiles Corp.	43,571	0.0
3,600		Okabe Co., Ltd.	34,305	0.0
4,900		Okamura Corp.	71,583	0.0
2,000		Okuma Corp.	132,276	0.1
2,400		Okumura Corp.	98,609	0.0
1,900		Onoken Co., Ltd.	34,230	0.0
800		Organo Corp.	23,362	0.0
600		Origin Electric Co. Ltd.	9,314	0.0
6,100		OSG Corp.	131,772	0.1
5,950		OSJB Holdings Corp.	17,705	0.0
4,000		Outsourcing, Inc.	72,715	0.0
2,100		Oyo Corp.	26,860	0.0
7,600		Park24 Co., Ltd.	181,939	0.1
1,400		Pegasus Sewing Machine Manufacturing Co., Ltd.	9,560	0.0
17,700		Penta-Ocean Construction Co., Ltd.	131,872	0.1
2,500		Pilot Corp.	120,406	0.1
3,500		Prestige International, Inc.	44,583	0.0
1,900		Pronexus, Inc.	26,607	0.0
3,400		PS Mitsubishi Construction Co., Ltd.	28,351	0.0
3,800		Raito Kogyo Co., Ltd.	43,397	0.0
97,000		Recruit Holdings Co. Ltd.	2,408,506	0.8
1,500		Rheon Automatic Machinery Co., Ltd.	26,057	0.0
1,600		Ryobi Ltd.	45,365	0.0
400		Sakai Heavy Industries Ltd.	15,742	0.0
800		Sakai Moving Service Co., Ltd.	39,346	0.0
3,800	(1)	Sanix, Inc.	7,671	0.0
3,100		Sanki Engineering Co., Ltd.	37,678	0.0
2,300		Sankyo Tateyama, Inc.	34,746	0.0
3,000		Sankyu, Inc.	129,137	0.1
12,100		Sanwa Holdings Corp.	166,284	0.1
800		Sanyo Denki Co. Ltd.	57,211	0.0
1,700		Sato Holding Corp.	51,574	0.0
1,300		Sato Shoji Corp.	15,316	0.0
2,000		SBS Holdings, Inc.	20,037	0.0
13,000		Secom Co., Ltd.	980,758	0.3
400		Seibu Electric Industry Co., Ltd.	10,629	0.0
16,900		Seibu Holdings, Inc.	319,281	0.1
2,500		Seikitokyu Kogyo Co., Ltd.	14,423	0.0
9,100		Seino Holdings Co. Ltd	144,367	0.1
1,500		Sekisui Jushi Corp.	30,543	0.0
6,700		Senko Group Holdings Co., Ltd.	48,398	0.0
1,200		Shibusawa Warehouse Co., Ltd.	21,537	0.0
1,100		Shibuya Corp.	45,440	0.0
1,700		Shima Seiki Manufacturing Ltd.	107,064	0.1
44,800		Shimizu Corp.	462,064	0.2
1,900		Shin Nippon Air Technologies Co. Ltd.	25,133	0.0
400		Shin-Keisei Electric Railway Co., Ltd.	7,597	0.0
6,000		Shinmaywa Industries Ltd.	57,054	0.0
2,700		Shinnihon Corp.	23,642	0.0
500		Shinsho Corp.	14,522	0.0
1,200		Shinwa Co., Ltd./Nagoya	28,885	0.0
1,400		SHO-BOND Holdings Co., Ltd.	99,648	0.1
11,000		Sinfonia Technology Co. Ltd.	42,400	0.0
3,400		Sintokogio Ltd.	43,338	0.0
4,100		SMC Corp.	1,682,576	0.6
2,000		Soda Nikka Co., Ltd.	10,954	0.0
2,800		Sodick Co., Ltd.	36,276	0.0
4,900		Sohgo Security Services Co., Ltd.	266,318	0.1
73,400		Sojitz Corp.	224,874	0.1
3,600		Sotetsu Holdings, Inc.	94,539	0.0
2,300		Star Micronics Co., Ltd.	39,660	0.0
800		Sugimoto & Co., Ltd.	12,556	0.0
8,600		Sumiseki Holdings, Inc.	12,346	0.0
80,700		Sumitomo Corp.	1,368,814	0.5
1,400		Sumitomo Densetsu Co., Ltd.	29,770	0.0
6,940		Sumitomo Heavy Industries	292,421	0.1
12,040		Sumitomo Mitsui Construction Co., Ltd.	67,100	0.0
4,000		Sumitomo Precision Products Co. Ltd.	13,184	0.0
8,000		Sumitomo Warehouse Co., Ltd./The	57,723	0.0
2,400	(1)	SWCC Showa Holdings Co., Ltd.	20,478	0.0
6,500		Tadano Ltd.	107,443	0.1
1,000		Taihei Dengyo Kaisha Ltd.	25,794	0.0
1,400		Taiheiyo Kouhatsu, Inc.	13,041	0.0
2,000		Taikisha Ltd.	67,499	0.0
14,500		Taisei Corp.	721,098	0.3
900		Takamatsu Construction Group Co., Ltd.	25,338	0.0
1,000		Takaoka Toko Co. Ltd.	16,319	0.0
1,200		Takara Printing Co., Ltd.	18,954	0.0
2,400		Takara Standard Co., Ltd.	38,702	0.0
4,200		Takasago Thermal Engineering Co., Ltd.	76,800	0.0
2,500		Takeei Corp.	29,447	0.0
2,100		Takeuchi Manufacturing Co. Ltd.	49,622	0.0
700		Takisawa Machine Tool Co., Ltd.	13,402	0.0
4,800		Takuma Co., Ltd.	67,082	0.0
3,000		Tanseisha Co., Ltd.	33,757	0.0
2,600		Tatsuta Electric Wire and Cable Co., Ltd.	20,682	0.0
2,400		TechnoPro Holdings, Inc.	130,117	0.1
1,600		Teikoku Electric Manufacturing Co., Ltd.	22,240	0.0
2,000	(2)	Teikoku Sen-I Co., Ltd.	40,090	0.0
1,100		Tekken Corp.	33,325	0.0
11,300		Persol Holdings Co. Ltd	282,911	0.1
8,300		THK Co., Ltd.	310,252	0.1
See Accompanying Notes to Financial Statements

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

1,600	(1)	Toa Corp.	43,112	0.0
400		TOA Road Corp.	15,832	0.0
22,300		Tobishima Corp.	37,555	0.0
13,400		Tobu Railway Co., Ltd.	432,465	0.2
1,000		Tocalo Co., Ltd.	44,452	0.0
17,000		Toda Corp.	136,064	0.1
600		Toenec Corp.	18,193	0.0
6,400		Tokai Holdings Corp.	54,343	0.0
2,000		Tokyo Energy & Systems, Inc.	23,233	0.0
600	(2)	Tokyo Keiki, Inc.	7,556	0.0
2,500		Tokyo Sangyo Co. Ltd.	12,051	0.0
5,790		Tokyu Construction Co., Ltd.	56,323	0.0
35,500		Tokyu Corp.	565,873	0.2
4,700		Toli Corp.	18,401	0.0
1,900		Tomoe Corp.	11,140	0.0
2,000		Toppan Forms Co., Ltd.	22,599	0.0
37,000		Toppan Printing Co., Ltd.	334,225	0.1
2,200		Torishima Pump Manufacturing Co., Ltd.	23,188	0.0
8,000		Toshiba Machine Co., Ltd.	59,485	0.0
2,400		Toshiba Plant Systems & Services Corp.	44,700	0.0
1,000		Tosho Printing Co., Ltd.	9,053	0.0
1,800		Totetsu Kogyo Co., Ltd.	59,679	0.0
10,100		Toto Ltd.	594,731	0.2
6,400		Toyo Construction Co., Ltd.	37,314	0.0
2,200	(2)	Toyo Engineering Corp.	25,357	0.0
5,000		Toyo Logistics Co., Ltd.	14,561	0.0
800		Toyo Tanso Co., Ltd.	25,078	0.0
600		Toyo Wharf & Warehouse Co., Ltd.	9,678	0.0
14,100		Toyota Tsusho Corp.	566,443	0.2
600		Trancom Co. Ltd.	42,128	0.0
2,800		Trusco Nakayama Corp.	81,551	0.0
500		Trust Tech, Inc.	14,977	0.0
800		Tsubaki Nakashima Co. Ltd.	19,014	0.0
8,000		Tsubakimoto Chain Co.	64,548	0.0
600		Tsubakimoto Kogyo Co., Ltd.	15,802	0.0
4,000		Tsugami Corp.	51,221	0.0
3,300		Tsukishima Kikai Co., Ltd.	44,036	0.0
1,300		Tsurumi Manufacturing Co., Ltd.	23,940	0.0
800		Uchida Yoko Co., Ltd.	22,436	0.0
410		Ueki Corp.	10,051	0.0
800		Union Tool Co.	29,301	0.0
7,900		Ushio, Inc.	112,688	0.1
700		Wakachiku Construction Co., Ltd.	11,149	0.0
3,700		Wakita & Co. Ltd.	45,266	0.0
700		Weathernews, Inc.	20,645	0.0
11,700		West Japan Railway Co.	853,562	0.3
2,800		Yahagi Construction Co., Ltd.	24,364	0.0
2,900		Yamabiko Corp.	45,791	0.0
1,500		Yamashin-Filter Corp.	18,381	0.0
21,200		Yamato Holdings Co., Ltd.	425,597	0.2
5,600		Yamazen Corp.	65,874	0.0
2,100		Yasuda Logistics Corp.	18,611	0.0
2,600		Yokogawa Bridge Holdings Corp.	60,727	0.0
1,500		Yuasa Trading Co., Ltd.	54,441	0.0
400		Yuken Kogyo Co., Ltd.	9,708	0.0
900		Yushin Precision Equipment Co., Ltd.	25,638	0.0
			68,328,843	22.5

		Information Technology: 12.1%
2,300		A&D Co., Ltd.	18,306	0.0
7,700		Advantest Corp.	142,060	0.1
2,000		Ai Holdings Corp.	48,172	0.0
400		Aichi Tokei Denki Co., Ltd.	15,828	0.0
1,200		Aiphone Co., Ltd.	20,863	0.0
200	(1)	Akatsuki, Inc.	11,731	0.0
680		Alpha Systems, Inc.	14,810	0.0
11,300		Alps Electric Co., Ltd.	321,433	0.1
4,300		Amano Corp.	112,130	0.1
9,600		Anritsu Corp.	108,073	0.1
1,000		Argo Graphics, Inc.	30,249	0.0
2,900		Arisawa Manufacturing Co., Ltd.	31,674	0.0
3,000		Asahi Net, Inc.	14,465	0.0
1,200		Ateam, Inc.	28,767	0.0
4,000		Broadleaf Co. Ltd.	37,182	0.0
15,800		Brother Industries Ltd.	388,357	0.1
2,200		CAC Holdings Corp.	20,695	0.0
1,600		Canon Electronics, Inc.	34,916	0.0
70,766		Canon, Inc.	2,636,607	0.9
2,900		Capcom Co., Ltd.	91,712	0.1
3,000		Computer Institute of Japan Ltd.	19,897	0.0
15,400		Citizen Watch Co., Ltd.	112,797	0.1
2,700		CMK Corp.	24,388	0.0
4,300	(2)	COLOPL, Inc.	46,614	0.0
600		Computer Engineering & Consulting Ltd.	18,172	0.0
4,300	(1),(2)	Cookpad, Inc.	23,118	0.0
1,400		Cybernet Systems Co., Ltd.	8,728	0.0
3,600		Cybozu, Inc.	17,644	0.0
800		Dai-ichi Seiko Co. Ltd	21,323	0.0
2,500		Screen Holdings Co. Ltd.	203,329	0.1
1,500		Daiwabo Holdings Co., Ltd.	61,554	0.0
6,700		Dena Co., Ltd.	137,933	0.1
1,000		Denki Kogyo Co., Ltd.	28,280	0.0
4,000		Dexerials Corp.	51,598	0.0
700		Digital Arts, Inc.	27,897	0.0
2,400		Digital Garage, Inc.	63,261	0.0
1,900		Dip Corp.	48,972	0.0
1,700		Disco Corp.	376,787	0.1
1,800		DTS Corp.	58,554	0.0
700		E-Guardian, Inc.	16,768	0.0
1,100		Eizo Corp.	51,681	0.0
1,400		Elecom Co. Ltd	32,230	0.0
500		Enplas Corp.	20,707	0.0
1,500		ESPEC Corp.	37,826	0.0
600		Excel Co., Ltd.	15,079	0.0
4,500		F N Communications, Inc.	35,738	0.0
899		Faith, Inc.	10,483	0.0
1,900		Fuji Soft, Inc.	60,895	0.0
26,800		Fuji Film Holdings Corp.	1,093,573	0.4

See Accompanying Notes to Financial Statements

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

133,000		Fujitsu Ltd.	942,908	0.3
2,700		Furuno Electric Co., Ltd.	20,038	0.0
4,700	(2)	GMO internet, Inc.	79,754	0.0
1,000		GMO Payment Gateway, Inc.	82,571	0.0
2,600		Gurunavi, Inc.	30,817	0.0
9,000		Gree, Inc.	56,413	0.0
2,000	(1)	Gumi, Inc.	18,986	0.0
35,300	(2)	GungHo Online Entertainment, Inc.	96,875	0.1
9,300		Hamamatsu Photonics KK	311,927	0.1
1,200		Hearts United Group Co. Ltd.	18,149	0.0
1,200		Hioki EE Corp.	30,508	0.0
2,165		Hirose Electric Co., Ltd.	316,103	0.1
4,500		Hitachi High-Technologies Corp.	189,132	0.1
2,200		Hitachi Kokusai Electric, Inc.	60,596	0.0
316,146		Hitachi Ltd.	2,452,724	0.8
2,200		Maxell Holdings, Ltd.	46,833	0.0
1,300		Hochiki Corp.	27,966	0.0
1,000		Hokuriku Electric Industry Co., Ltd.	15,467	0.0
2,700		Horiba Ltd.	162,554	0.1
3,400		Hosiden Corp.	50,020	0.0
8,500		Ibiden Co., Ltd.	126,876	0.1
1,100		Icom, Inc.	25,754	0.0
3,100		Ines Corp.	32,104	0.0
1,430		I-Net Corp.	22,368	0.0
7,300	(2)	Infomart Corp.	43,441	0.0
1,400		Innotech Corp.	13,638	0.0
2,700		Internet Initiative Japan, Inc.	49,242	0.0
1,000		Iriso Electronics Co. Ltd.	59,705	0.0
700		Information Services International-Dentsu Ltd.	15,816	0.0
3,200		Istyle, Inc.	24,918	0.0
4,300		TIS, Inc.	149,748	0.1
3,900		Itfor, Inc.	29,367	0.0
2,900		Itochu Techno-Solutions Corp.	125,782	0.1
3,000		Japan Aviation Electronics Industry Ltd.	50,580	0.0
2,000		Japan Cash Machine Co., Ltd.	20,147	0.0
29,900	(1),(2)	Japan Display, Inc.	60,307	0.0
1,000		Japan Material Co. Ltd.	36,149	0.0
1,700		Jastec Co., Ltd.	19,388	0.0
1,100		JBCC Holdings, Inc.	10,993	0.0
2,200		Justsystems Corp.	41,793	0.0
1,200		Kaga Electronics Co., Ltd.	32,788	0.0
9,900		Kakaku.com, Inc.	167,119	0.1
1,100		Kanematsu Electronics Ltd.	32,980	0.0
6,400		Keyence Corp.	3,575,241	1.2
2,700	(2)	KLab, Inc.	42,778	0.0
1,900		Koa Corp.	39,133	0.0
5,323		Konami Holdings Corp.	292,724	0.1
29,600		Konica Minolta, Inc.	284,010	0.1
21,400		Kyocera Corp.	1,397,142	0.5
2,900		Lasertec Corp.	72,828	0.0
3,700	(1)	LINE Corp.	151,101	0.1
2,700		Macnica Fuji Electronics Holdings, Inc.	58,776	0.0
1,700		Mamezou Holdings Co. Ltd.	19,237	0.0
2,000		Marubun Corp.	20,532	0.0
500		Maruwa Co., Ltd./Aichi	33,357	0.0
3,300	(2)	Marvelous, Inc.	30,377	0.0
1,000		Megachips Corp.	29,853	0.0
600		Melco Holdings, Inc.	20,595	0.0
2,300	(2)	Micronics Japan Co. Ltd.	23,663	0.0
1,700		Mimasu Semiconductor Industry Co., Ltd.	32,476	0.0
1,500		Miroku Jyoho Service Co. Ltd.	40,333	0.0
1,600	(2)	Mitsui High-Tec, Inc.	28,926	0.0
13,755		Murata Manufacturing Co., Ltd.	1,841,631	0.6
1,600		Nagano Keiki Co., Ltd.	18,224	0.0
16,700		NEC Corp.	449,853	0.2
1,600		NEC Networks & System Integration Corp.	42,010	0.0
5,700		Net One systems Co., Ltd.	87,403	0.1
14,500	(1)	Nexon Co. Ltd.	420,504	0.2
500		Nexyz Group Corp.	8,860	0.0
4,800		Nichicon Corp.	62,609	0.0
2,000		Nihon Dempa Kogyo Co., Ltd.	13,946	0.0
4,000		Nihon Unisys Ltd.	83,052	0.0
8,100		Nintendo Co., Ltd.	2,916,783	1.0
1,400		Nippon Ceramic Co., Ltd.	35,882	0.0
1,000		Nippon Chemi-Con Corp.	30,928	0.0
5,800		Nippon Electric Glass Co., Ltd.	220,756	0.1
3,800		Nippon Signal Company Ltd.	40,381	0.0
2,400		Nissha Co., Ltd.	69,599	0.0
1,400		Nohmi Bosai Ltd.	25,493	0.0
8,332		Nomura Research Institute Ltd.	386,742	0.1
1,400		Noritsu Koki Co., Ltd.	30,694	0.0
2,300		NS Solutions Corp.	62,878	0.0
2,750		NSD CO., Ltd.	58,540	0.0
39,800		NTT Data Corp.	472,180	0.2
600		OBIC Business Consultants Co., Ltd.	34,909	0.0
3,900		Obic Co., Ltd.	286,445	0.1
5,700		Oki Electric Industry Ltd.	79,777	0.0
14,000		Omron Corp.	832,705	0.3
1,300		Optex Group Co., Ltd.	68,386	0.0
2,100		Oracle Corp. Japan	173,798	0.1
4,000		Osaki Electric Co., Ltd.	28,851	0.0
3,900		Otsuka Corp.	298,683	0.1
1,500		Poletowin Pitcrew Holdings, Inc.	27,875	0.0
6,500	(1)	Renesas Electronics Corp.	75,383	0.0
38,700		Ricoh Co., Ltd.	358,626	0.1
1,700		Riso Kagaku Corp.	32,281	0.0
5,800		Rohm Co., Ltd.	638,938	0.2
1,000		Roland DG Corp.	26,795	0.0
600		Rorze Corp.	14,561	0.0
1,900		Ryosan Co., Ltd.	72,898	0.0

See Accompanying Notes to Financial Statements

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

1,500		Ryoyo Electro Corp.	27,437	0.0
2,000		Sakura Internet, Inc.	14,541	0.0
8,000		Sanken Electric Co., Ltd.	57,392	0.0
1,400		Sanshin Electronics Co., Ltd.	23,845	0.0
2,000		Satori Electric Co., Ltd.	21,856	0.0
700		Saxa Holdings, Inc.	12,376	0.0
19,500		Seiko Epson Corp.	459,058	0.2
2,000		Shibaura Mechatronics Corp.	7,969	0.0
15,400		Shimadzu Corp.	349,370	0.1
500		Shindengen Electric Manufacturing Co., Ltd.	39,418	0.0
1,500	(1)	Shinkawa Ltd.	15,397	0.0
4,800		Shinko Electric Industries	38,783	0.0
1,400		Shinko Shoji Co., Ltd.	26,331	0.0
800		Siix Corp.	34,274	0.0
4,000		SMK Corp.	22,523	0.0
2,500		SMS Co. Ltd.	78,582	0.0
800		Softbank Technology Corp.	13,721	0.0
1,700	(2)	Sourcenext Corp.	20,398	0.0
5,800		Square Enix Holdings Co., Ltd.	275,197	0.1
1,100		SRA Holdings	39,344	0.0
11,800		Sumco Corp.	299,563	0.1
1,300		Sumida Corp.	22,236	0.0
3,144		SCSK Corp.	144,708	0.1
1,200		Systena Corp.	38,283	0.0
1,040		Tachibana Eletech Co., Ltd.	18,698	0.0
6,400		Taiyo Yuden Co., Ltd.	99,087	0.1
800		Takachiho Koheki Co. Ltd.	8,276	0.0
7,000		Tamura Corp.	52,638	0.0
6,800		TDK Corp.	540,402	0.2
20,000	(1)	Teac Corp.	7,806	0.0
1,960		Koei Tecmo Holdings Co. Ltd.	39,500	0.0
1,600		TKC	58,427	0.0
8,800		Tokyo Electron Ltd.	1,587,427	0.5
2,200		Tokyo Seimitsu Co., Ltd.	86,574	0.1
7,200		Topcon Corp.	155,206	0.1
9,000		Toshiba Tec Corp.	56,612	0.0
400		Toukei Computer Co., Ltd.	11,609	0.0
1,100		Towa Corp.	21,287	0.0
3,100		Toyo Corp./Chuo-ku	27,192	0.0
1,200		Transcosmos, Inc.	30,613	0.0
6,300	(1)	Trend Micro, Inc.	356,600	0.1
900		UKC Holdings Corp.	19,806	0.0
2,300		Ulvac, Inc.	144,249	0.1
5,000		Uniden Holdings Corp.	13,092	0.0
300		V Technology Co. Ltd.	48,314	0.0
11,400		Wacom Co., Ltd.	61,569	0.0
91,400		Yahoo! Japan Corp.	418,748	0.2
1,100		Yamaichi Electronics Co., Ltd.	19,965	0.0
4,100		Azbil Corp.	177,574	0.1
15,200		Yaskawa Electric Corp.	665,990	0.2
13,200		Yokogawa Electric Corp.	252,023	0.1
1,500		Yokowo Co., Ltd.	21,296	0.0
			36,761,323	12.1

		Materials: 7.4%
1,300		Achilles Corp.	27,482	0.0
5,500		ADEKA Corp.	96,739	0.0
700		Aichi Steel Corp.	27,968	0.0
10,600		Air Water, Inc.	223,142	0.1
1,900		Asahi Holdings, Inc.	35,620	0.0
85,000		Asahi Kasei Corp.	1,093,899	0.4
1,200		Asahi Yukizia Corp.	22,323	0.0
2,700		Asia Pile Holdings Corp.	17,350	0.0
1,800		Carlit Holdings Co. Ltd.	19,691	0.0
800		Chuetsu Pulp & Paper Co., Ltd.	14,444	0.0
5,000		Chugoku Marine Paints Ltd.	41,737	0.0
2,400		Dai Nippon Toryo Co., Ltd.	38,304	0.0
18,700		Daicel Corp.	212,213	0.1
2,500		Daido Steel Co., Ltd.	153,248	0.1
4,000		DKS Co. Ltd.	32,726	0.0
1,300		Daiken Corp.	33,803	0.0
3,000	(2)	Daiki Aluminium Industry Co., Ltd.	23,352	0.0
1,400		Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	69,844	0.0
5,500	(2)	Daio Paper Corp.	72,655	0.0
1,600	(2)	Osaka Soda Co., Ltd.	40,881	0.0
4,800		Denka Co., Ltd.	191,540	0.1
5,500		DIC Corp.	206,914	0.1
3,400		Dowa Holdings Co., Ltd.	138,083	0.1
1,000		JCU Corp.	48,586	0.0
1,000		FP Corp.	53,648	0.0
3,000		Fuji Seal International, Inc.	97,942	0.0
2,000		Fujikura Kasei Co., Ltd.	13,180	0.0
1,400		Fujimi, Inc.	29,402	0.0
1,400		Fujimori Kogyo Co., Ltd.	49,653	0.0
1,233		UACJ Corp.	32,146	0.0
800		Fuso Chemical Co. Ltd.	21,686	0.0
700		Godo Steel Ltd.	14,667	0.0
500		Gun-Ei Chemical Industry Co., Ltd.	17,261	0.0
500		Hakudo Co., Ltd.	10,799	0.0
1,800		Harima Chemicals Group, Inc.	14,605	0.0
6,500		Hitachi Chemical Co., Ltd.	166,438	0.1
13,720		Hitachi Metals Ltd.	196,231	0.1
400		Hodogaya Chemical Co., Ltd.	21,100	0.0
5,000		Hokkan Holdings Ltd.	20,186	0.0
8,400		Hokuetsu Kishu Paper Co. Ltd.	50,122	0.0
2,900	(1)	Ishihara Sangyo Kaisha Ltd.	54,710	0.0
500		Japan Pure Chemical Co. Ltd.	11,708	0.0
34,747		JFE Holdings, Inc.	830,364	0.3
800		JSP Corp.	27,368	0.0
13,300		JSR Corp.	261,269	0.1
17,000		Kaneka Corp.	154,947	0.1
14,200		Kansai Paint Co., Ltd.	368,479	0.1
3,800		Kanto Denka Kogyo Co., Ltd.	45,978	0.0

See Accompanying Notes to Financial Statements

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

2,000		KH Neochem Co. Ltd.	51,163	0.0
1,900		Kimoto Co., Ltd.	5,606	0.0
2,500		Koatsu Gas Kogyo Co., Ltd.	21,126	0.0
22,600	(1)	Kobe Steel Ltd.	208,568	0.1
1,100		Kohsoku Corp.	13,185	0.0
2,100		Konishi Co., Ltd.	39,261	0.0
400		Krosaki Harima Corp.	16,770	0.0
5,539		Kumiai Chemical Industry Co., Ltd.	37,139	0.0
23,000		Kuraray Co., Ltd.	433,043	0.2
1,200		KUREHA Corp.	87,011	0.0
900		Kurimoto Ltd.	18,153	0.0
1,800		Kyoei Steel Ltd.	34,268	0.0
1,100		Kyowa Leather Cloth Co., Ltd.	9,716	0.0
2,700		Lintec Corp.	75,191	0.0
4,400		Maruichi Steel Tube Ltd.	128,571	0.1
1,100		MEC Co., Ltd./Japan	22,893	0.0
1,000		Mitani Sekisan Co. Ltd.	24,195	0.0
90,800		Mitsubishi Chemical Holdings Corp.	993,527	0.3
11,400		Mitsubishi Gas Chemical Co., Inc.	326,439	0.1
8,152		Mitsubishi Materials Corp.	289,278	0.1
2,600	(1)	Mitsubishi Paper Mills Ltd.	16,796	0.0
100		Mitsubishi Steel Manufacturing Co., Ltd.	2,479	0.0
11,800		Mitsui Chemicals, Inc.	378,396	0.1
3,200		Mitsui Mining & Smelting Co., Ltd.	186,220	0.1
800		Moresco Corp.	15,807	0.0
1,700		Nakayama Steel Works Ltd.	10,924	0.0
3,300		Neturen Co., Ltd.	36,093	0.0
4,400		Nihon Nohyaku Co., Ltd.	25,974	0.0
6,700		Nihon Parkerizing Co., Ltd.	112,712	0.1
6,000		Nihon Yamamura Glass Co., Ltd.	10,171	0.0
600		Nippon Carbide Industries Co., Inc.	11,435	0.0
2,600		Nippon Concrete Industries Co., Ltd.	11,473	0.0
8,400	(2)	Nippon Denko Co., Ltd.	34,956	0.0
2,300		Nippon Fine Chemical Co., Ltd.	23,262	0.0
8,000		Nippon Kayaku Co., Ltd.	118,625	0.1
500		Nippon Kinzoku Co., Ltd.	11,781	0.0
34,700		Nippon Light Metal Holdings Co. Ltd.	98,569	0.0
10,400		Nippon Paint Holdings Co., Ltd.	328,602	0.1
5,729		Nippon Paper Industries Co. Ltd.	108,741	0.1
1,800		Nippon Pillar Packing Co., Ltd.	27,637	0.0
2,100		Nippon Shokubai Co., Ltd.	141,561	0.1
10,000		Nippon Soda Co., Ltd.	66,490	0.0
57,565		Nippon Steel & Sumitomo Metal Corp.	1,470,748	0.5
1,200		Nippon Valqua Industries Ltd.	32,766	0.0
13,600	(1)	Nippon Yakin Kogyo Co., Ltd.	29,212	0.0
8,000		Nissan Chemical Industries Ltd.	318,678	0.1
3,876		Nisshin Steel Co. Ltd.	63,471	0.0
500		Nittetsu Mining Co., Ltd.	36,586	0.0
9,900		Nitto Denko Corp.	875,642	0.3
5,500		NOF Corp.	147,314	0.1
57,000		Oji Holdings Corp.	378,528	0.1
5,000		Okamoto Industries, Inc.	50,657	0.0
4,000		Okura Industrial Co., Ltd.	24,486	0.0
800		Osaka Steel Co., Ltd.	16,722	0.0
1,900		OSAKA Titanium Technologies Co., Ltd.	34,849	0.0
1,100	(1),(2)	Pacific Metals Co., Ltd.	30,459	0.0
1,200		Pack Corp.	38,650	0.0
1,000		Rasa Industries Ltd.	20,245	0.0
12,400		Rengo Co., Ltd.	90,426	0.0
3,000		Riken Technos Corp.	16,579	0.0
1,200		Sakai Chemical Industry Co. Ltd.	32,059	0.0
2,900		Sakata INX Corp.	46,195	0.0
900		Sanyo Chemical Industries Ltd.	47,032	0.0
1,800		Sanyo Special Steel Co., Ltd.	46,028	0.0
1,100	(2)	Seiko PMC Corp.	11,017	0.0
1,800		Sekisui Plastics Co., Ltd.	23,686	0.0
2,000		Shikoku Chemicals Corp.	32,395	0.0
400		Shinagawa Refractories Co., Ltd.	11,975	0.0
23,000		Shin-Etsu Chemical Co., Ltd.	2,330,429	0.8
2,600		Shin-Etsu Polymer Co., Ltd.	29,352	0.0
9,200		Showa Denko KK	391,547	0.1
900		Stella Chemifa Corp.	29,571	0.0
11,000		Sumitomo Bakelite Co., Ltd.	92,307	0.0
100,000		Sumitomo Chemical Co., Ltd.	715,565	0.3
16,500		Sumitomo Metal Mining Co., Ltd.	754,880	0.3
25,000		Sumitomo Osaka Cement Co., Ltd.	120,403	0.1
700		Sumitomo Seika Chemicals Co., Ltd.	38,824	0.0
1,600		T Hasegawa Co., Ltd.	33,327	0.0
8,012		Taiheiyo Cement Corp.	344,946	0.1
800		Taisei Lamick Co., Ltd.	22,436	0.0
1,200		Taiyo Ink Manufacturing Co., Ltd.	53,296	0.0
10,000		Taiyo Nippon Sanso Corp.	139,541	0.1
1,100		Takasago International Corp.	35,602	0.0
4,000		CI Takiron Corp.	28,482	0.0
500		Tayca Corp.	14,655	0.0
10,600		Teijin Ltd.	235,531	0.1
1,400		Tenma Corp.	27,460	0.0
7,400		Toagosei Co., Ltd.	93,936	0.0
400	(2)	Toda Kogyo Corp.	16,220	0.0

See Accompanying Notes to Financial Statements

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

3,000		Toho Titanium Co., Ltd.	31,784	0.0
1,000		Toho Zinc Co., Ltd.	54,087	0.0
12,100		Tokai Carbon Co., Ltd.	149,302	0.1
900		Tokushu Tokai Holdings Co., Ltd.	33,961	0.0
3,800		Tokuyama Corp.	123,277	0.1
2,500		Tokyo Ohka Kogyo Co., Ltd.	107,613	0.0
1,400		Tokyo Rope Manufacturing Co., Ltd.	23,077	0.0
7,700		Tokyo Steel Manufacturing Co., Ltd.	68,996	0.0
1,000		Tokyo Tekko Co., Ltd.	18,039	0.0
3,000		Tomoegawa Co., Ltd.	8,263	0.0
1,200		Tomoku Co., Ltd.	24,309	0.0
1,200		Topy Industries Ltd.	36,912	0.0
98,000		Toray Industries, Inc.	922,406	0.3
20,000		Tosoh Corp.	451,204	0.2
12,000		Toyo Ink SC Holdings Co., Ltd.	70,885	0.0
3,500		Toyo Kohan Co., Ltd.	15,122	0.0
7,700		Toyo Seikan Group Holdings, Ltd.	123,603	0.1
4,700		Toyobo Co., Ltd.	85,298	0.0
1,400		TYK Corp.	5,448	0.0
6,600		Ube Industries Ltd.	193,337	0.1
1,000		Wood One Co., Ltd.	14,107	0.0
1,800	(2)	W-Scope Corp.	37,195	0.0
2,600		Yamato Kogyo Co., Ltd.	75,310	0.0
2,100		Yodogawa Steel Works Ltd.	64,894	0.0
1,100		Yushiro Chemical Industry Co., Ltd.	16,452	0.0
11,000		Zeon Corp.	158,747	0.1
			22,448,583	7.4

		Real Estate: 3.0%
8,770		Aeon Mall Co., Ltd.	171,284	0.1
1,800		Airport Facilities Co., Ltd.	10,520	0.0
3,800		Daibiru Corp.	47,750	0.0
1,900		Daikyo, Inc.	36,788	0.0
5,300		Daito Trust Construction Co., Ltd.	1,079,775	0.4
43,360		Daiwa House Industry Co., Ltd.	1,662,743	0.6
1,120		Goldcrest Co., Ltd.	22,585	0.0
2,900		Heiwa Real Estate Co., Ltd.	52,176	0.0
14,600		Ichigo, Inc.	55,164	0.0
1,000		Investors Cloud Co. Ltd.	14,780	0.0
2,600		Keihanshin Building Co. Ltd.	20,444	0.0
18,000	(2)	Kenedix, Inc.	109,822	0.0
16,700		Leopalace21 Corp.	129,686	0.0
96,100		Mitsubishi Estate Co., Ltd.	1,668,588	0.6
64,200		Mitsui Fudosan Co., Ltd.	1,435,864	0.5
8,700		Nomura Real Estate Holdings, Inc.	194,379	0.1
7,800		NTT Urban Development Corp.	90,095	0.0
2,200		Open House Co. Ltd.	118,323	0.0
7,100		Relo Holdings, Inc.	193,095	0.1
26,400		Hulic Co. Ltd.	296,031	0.1
31,000		Sumitomo Realty & Development Co., Ltd.	1,017,389	0.3
2,300		Sun Frontier Fudousan Co., Ltd.	26,121	0.0
6,000		Takara Leben Co., Ltd.	26,473	0.0
3,900		TOC Co., Ltd.	33,249	0.0
300		Tokyo Rakutenchi Co., Ltd.	16,243	0.0
14,400		Tokyo Tatemono Co., Ltd.	194,085	0.1
700		Tokyo Theatres Co., Inc.	9,139	0.0
32,596		Tokyu Fudosan Holdings Corp.	235,240	0.1
2,300		Tosei Corp.	22,388	0.0
1,500		Unizo Holdings Co. Ltd.	40,648	0.0
			9,030,867	3.0

		Telecommunication Services: 4.7%
17,400	(1),(2)	Japan Communications, Inc.	16,336	0.0
116,000		KDDI Corp.	2,881,386	1.0
92,200		Nippon Telegraph & Telephone Corp.	4,334,701	1.4
95,100		NTT DoCoMo, Inc.	2,248,545	0.8
58,250		SoftBank Group Corp.	4,611,686	1.5
			14,092,654	4.7

		Utilities: 1.5%
38,700		Chubu Electric Power Co., Inc.	480,024	0.2
17,900		Chugoku Electric Power Co., Inc.	192,160	0.1
9,900		Electric Power Development Co., Ltd.	266,306	0.1
2,500		eRex Co. Ltd.	23,498	0.0
14,200	(1),(2)	Hokkaido Electric Power Co., Inc.	93,351	0.0
2,000		Hokkaido Gas Co., Ltd.	5,325	0.0
13,500	(2)	Hokuriku Electric Power Co.	108,611	0.0
1,200		K&O Energy Group, Inc.	20,131	0.0
52,900		Kansai Electric Power Co., Inc.	646,969	0.2
28,200		Kyushu Electric Power Co., Inc.	295,383	0.1
2,500		Nippon Gas Co., Ltd.	90,658	0.0
2,057		Okinawa Electric Power Co., Inc.	53,489	0.0
24,800		Osaka Gas Co., Ltd.	476,888	0.2
1,600		Saibu Gas Co., Ltd.	39,932	0.0
11,900		Shikoku Electric Power Co., Inc.	129,534	0.1
4,100		Shizuoka Gas Co., Ltd.	34,754	0.0
6,200		Toho Gas Co., Ltd.	169,744	0.1
29,600		Tohoku Electric Power Co., Inc.	377,900	0.1
104,000	(1)	Tokyo Electric Power Co., Inc.	410,454	0.1
27,800		Tokyo Gas Co., Ltd.	635,187	0.2
			4,550,298	1.5

	Total Common Stock
	(Cost $204,800,452)		299,643,932	98.8

See Accompanying Notes to Financial Statements

Voya Japan TOPIX Index® Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.8%
		Securities Lending Collateral(4): 0.8%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $1,000,155, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,020,000, due 01/31/18-06/20/63)	1,000,000	0.4
362,525	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $362,582, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $369,776, due 01/11/18-12/01/51)	362,525	0.1
1,000,000	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $1,000,179, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $1,027,770, due 01/15/19-02/15/46)	1,000,000	0.3
		2,362,525	0.8

	Total Short-Term Investments
	(Cost $2,362,525)	2,362,525	0.8

	Total Investments in Securities (Cost $207,162,977)	$302,006,457	99.6
	Assets in Excess of Other Liabilities	1,151,618	0.4
	Net Assets	$303,158,075	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Represents securities purchased with cash collateral received for securities on loan.

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.6%
		Consumer Discretionary: 18.2%
28,520	(1)	Amazon.com, Inc.	33,353,284	4.8
23,903		CBS Corp. - Class B	1,410,277	0.2
8,888	(1)	Charter Communications, Inc.	2,986,012	0.4
308,137		Comcast Corp. – Class A	12,340,887	1.8
12,188	(1)	Dish Network Corp. - Class A	581,977	0.1
84,647		Home Depot, Inc.	16,043,146	2.3
25,885		Las Vegas Sands Corp.	1,798,749	0.3
59,795		Lowe's Cos, Inc.	5,557,347	0.8
21,819		Marriott International, Inc.	2,961,493	0.4
57,286		McDonald's Corp.	9,860,066	1.4
29,433	(1)	Netflix, Inc.	5,649,959	0.8
93,463		Nike, Inc.	5,846,111	0.8
3,522	(1)	The Priceline Group, Inc.	6,120,320	0.9
101,256		Starbucks Corp.	5,815,132	0.8
9,535	(1),(2)	Tesla, Inc.	2,968,722	0.4
45,652		TJX Cos., Inc.	3,490,552	0.5
3,854		Twenty-First Century Fox, Inc. - Class A	133,079	0.0
1,617		Twenty-First Century Fox, Inc. - Class B	55,172	0.0
75,683		Walt Disney Co.	8,136,679	1.2
24,198		Yum! Brands, Inc.	1,974,799	0.3
			127,083,763	18.2

		Consumer Staples: 7.6%
137,016		Altria Group, Inc.	9,784,313	1.4
206,297		Coca-Cola Co.	9,464,906	1.4
9,762		Colgate-Palmolive Co.	736,543	0.1
11,601		Constellation Brands, Inc.	2,651,641	0.4
31,318		Costco Wholesale Corp.	5,828,906	0.8
15,639		Estee Lauder Cos., Inc.	1,989,906	0.3
28,991		General Mills, Inc.	1,718,877	0.2
21,646		Kimberly-Clark Corp.	2,611,806	0.4
34,709		Kroger Co.	952,762	0.1
29,625	(1)	Monster Beverage Corp.	1,874,966	0.3
89,206		PepsiCo, Inc.	10,697,584	1.5
10,023		Philip Morris International, Inc.	1,058,930	0.2
9,374		Procter & Gamble Co.	861,283	0.1
34,499		Sysco Corp.	2,095,124	0.3
11,663		Walgreens Boots Alliance, Inc.	846,967	0.1
			53,174,514	7.6

		Energy: 0.3%
3,891		EOG Resources, Inc.	419,878	0.0
41,975		Halliburton Co.	2,051,318	0.3
			2,471,196	0.3

		Financials: 2.1%
7,812		American International Group, Inc.	465,439	0.1
7,235		Allstate Corp.	757,577	0.1
17,803		Aon PLC	2,385,602	0.3
2,173		Capital One Financial Corp.	216,387	0.0
67,558		Charles Schwab Corp.	3,470,454	0.5
20,003		Intercontinental Exchange, Inc.	1,411,412	0.2
36,877		Marsh & McLennan Cos., Inc.	3,001,419	0.4
18,494		S&P Global, Inc.	3,132,884	0.5
1,387		State Street Corp.	135,385	0.0
			14,976,559	2.1

		Health Care: 12.7%
114,312		AbbVie, Inc.	11,055,114	1.6
7,360		Aetna, Inc.	1,327,670	0.2
12,597	(1)	Alexion Pharmaceuticals, Inc.	1,506,475	0.2
15,205		Amgen, Inc.	2,644,149	0.4
3,321		Baxter International, Inc.	214,669	0.0
18,659		Becton Dickinson & Co.	3,994,146	0.6
14,301	(1)	Biogen, Inc.	4,555,870	0.7
98,147	(1)	Boston Scientific Corp.	2,433,064	0.4
58,167		Bristol-Myers Squibb Co.	3,564,474	0.5
55,596	(1)	Celgene Corp.	5,801,999	0.8
15,000		Cigna Corp.	3,046,350	0.4
70,094		Eli Lilly & Co.	5,920,139	0.9
2,758	(1)	Express Scripts Holding Co.	205,857	0.0
66,741		Gilead Sciences, Inc.	4,781,325	0.7
1,471	(1)	HCA Healthcare, Inc.	129,213	0.0
9,631		Humana, Inc.	2,389,162	0.3
7,967	(1)	Intuitive Surgical, Inc.	2,907,477	0.4
29,618		Johnson & Johnson	4,138,227	0.6
1,580		McKesson Corp.	246,401	0.0
7,107		Medtronic PLC	573,890	0.1
10,812		Merck & Co., Inc.	608,391	0.1
5,680	(1)	Regeneron Pharmaceuticals, Inc.	2,135,453	0.3
24,383		Stryker Corp.	3,775,464	0.5
12,905		Thermo Fisher Scientific, Inc.	2,450,401	0.4
68,812		UnitedHealth Group, Inc.	15,170,294	2.2
18,048	(1)	Vertex Pharmaceuticals, Inc.	2,704,673	0.4
			88,280,347	12.7

		Industrials: 11.3%
41,619		3M Co.	9,795,864	1.4
39,969		Boeing Co.	11,787,258	1.7
36,926		Caterpillar, Inc.	5,818,799	0.8
54,916		CSX Corp.	3,020,929	0.4
22,828		Deere & Co.	3,572,810	0.5
6,544		Emerson Electric Co.	456,051	0.1
17,758		FedEx Corp.	4,431,331	0.6
7,619		General Dynamics Corp.	1,550,086	0.2
108,572		General Electric Co.	1,894,581	0.3
31,909		Honeywell International, Inc.	4,893,564	0.7
21,848		Illinois Tool Works, Inc.	3,645,339	0.5
16,179		Lockheed Martin Corp.	5,194,268	0.8
11,571		Northrop Grumman Corp.	3,551,256	0.5
7,748		Raytheon Co.	1,455,462	0.2

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

39,518		Southwest Airlines Co.	2,586,453	0.4
51,269		Union Pacific Corp.	6,875,173	1.0
49,503		United Parcel Service, Inc. - Class B	5,898,283	0.9
25,734		Waste Management, Inc.	2,220,844	0.3
			78,648,351	11.3

		Information Technology: 41.0%
44,493		Accenture PLC	6,811,433	1.0
53,059		Activision Blizzard, Inc.	3,359,696	0.5
35,438	(1)	Adobe Systems, Inc.	6,210,155	0.9
21,366	(1)	Alphabet, Inc. - Class A	22,506,944	3.2
21,704	(1)	Alphabet, Inc. - Class C	22,711,066	3.3
368,815		Apple, Inc.	62,414,562	8.9
76,499		Applied Materials, Inc.	3,910,629	0.6
32,112		Automatic Data Processing, Inc.	3,763,205	0.5
29,003		Broadcom Ltd.	7,450,871	1.1
41,947		Cognizant Technology Solutions Corp.	2,979,076	0.4
3,588		Corning, Inc.	114,780	0.0
21,502	(1)	Electronic Arts, Inc.	2,259,000	0.3
167,534	(1)	Facebook, Inc.	29,563,050	4.2
41,745		International Business Machines Corp.	6,404,518	0.9
17,440		Intuit, Inc.	2,751,683	0.4
67,606		Mastercard, Inc. - Class A	10,232,844	1.5
59,147	(1)	Micron Technology, Inc.	2,432,125	0.4
538,390		Microsoft Corp.	46,053,881	6.6
40,798		Nvidia Corp.	7,894,413	1.1
13,887	(1)	NXP Semiconductor NV - NXPI - US	1,626,029	0.2
16,950		Oracle Corp.	801,396	0.1
81,230	(1)	PayPal Holdings, Inc.	5,980,153	0.9
48,500	(1)	Salesforce.com, Inc.	4,958,155	0.7
71,618		Texas Instruments, Inc.	7,479,784	1.1
130,595		Visa, Inc. - Class A	14,890,442	2.1
5,110	(1),(2)	VMware, Inc.	640,385	0.1
			286,200,275	41.0

		Materials: 2.9%
79,889		DowDuPont, Inc.	5,689,694	0.8
18,406		Ecolab, Inc.	2,469,717	0.4
10,144		LyondellBasell Industries NV - Class A	1,119,086	0.2
31,460		Monsanto Co.	3,673,899	0.5
17,091		PPG Industries, Inc.	1,996,571	0.3
17,985		Praxair, Inc.	2,781,920	0.4
5,875		Sherwin-Williams Co.	2,408,985	0.3
			20,139,872	2.9

		Real Estate: 2.3%
30,291		American Tower Corp.	4,321,617	0.6
28,824		Crown Castle International Corp.	3,199,752	0.5
5,570		Equinix, Inc.	2,524,436	0.4
10,608		Public Storage, Inc.	2,217,072	0.3
20,195		Simon Property Group, Inc.	3,468,289	0.5
			15,731,166	2.3

		Telecommunication Services: 1.2%
12,999	(1)	T-Mobile US, Inc.	825,566	0.1
146,575	Verizon Communications, Inc.	7,758,215	1.1
		8,583,781	1.2

	Total Common Stock
	(Cost $288,092,675)	695,289,824	99.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 1.1%
	Securities Lending Collateral(3): 0.5%
1,000,000	Barclays Capital, Inc., Repurchase Agreement dated 12/29/17, 1.37%, due 01/02/18 (Repurchase Amount $1,000,150, collateralized by various U.S. Government Securities, 0.000%-2.250%, Market Value plus accrued interest $1,020,000, due 05/15/20-08/15/47)	1,000,000	0.1
680,441	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $680,546, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $694,050, due 01/31/18-06/20/63)	680,441	0.1
1,000,000	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $1,000,158, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $1,020,000, due 02/15/43-02/15/44)	1,000,000	0.1
1,000,000	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $1,000,179, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $1,027,770, due 01/15/19-02/15/46)	1,000,000	0.2
		3,680,441	0.5

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.6%
3,844,000	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $3,844,000)	3,844,000	0.6

	Total Short-Term Investments
	(Cost $7,524,441)	7,524,441	1.1

	Total Investments in Securities (Cost $295,617,116)	$702,814,265	100.7
	Liabilities in Excess of Other Assets	(5,224,536)	(0.7)
	Net Assets	$697,589,729	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.7%
		Consumer Discretionary: 11.7%
19,686	(1)	Amazon.com, Inc.	23,022,187	2.5
20,155		Carnival Corp.	1,337,687	0.2
16,497		CBS Corp. - Class B	973,323	0.1
9,117	(1)	Charter Communications, Inc.	3,062,947	0.3
229,918		Comcast Corp. – Class A	9,208,216	1.0
10,919	(1)	Dish Network Corp. - Class A	521,382	0.1
192,842		Ford Motor Co.	2,408,597	0.3
63,873		General Motors Co.	2,618,154	0.3
58,427		Home Depot, Inc.	11,073,669	1.2
17,870		Las Vegas Sands Corp.	1,241,786	0.1
41,276		Lowe's Cos, Inc.	3,836,192	0.4
15,059		Marriott International, Inc.	2,043,958	0.2
39,539		McDonald's Corp.	6,805,453	0.8
20,317	(1)	Netflix, Inc.	3,900,051	0.4
64,509		Nike, Inc.	4,035,038	0.4
2,431	(1)	The Priceline Group, Inc.	4,224,446	0.5
69,893		Starbucks Corp.	4,013,955	0.4
27,355		Target Corp.	1,784,914	0.2
6,583	(1),(2)	Tesla, Inc.	2,049,617	0.2
38,421		Time Warner, Inc.	3,514,369	0.4
31,517		TJX Cos., Inc.	2,409,790	0.3
51,615		Twenty-First Century Fox, Inc. - Class A	1,782,266	0.2
21,700		Twenty-First Century Fox, Inc. - Class B	740,404	0.1
76,482		Walt Disney Co.	8,222,580	0.9
16,702		Yum! Brands, Inc.	1,363,050	0.2
			106,194,031	11.7

		Consumer Staples: 9.1%
94,569		Altria Group, Inc.	6,753,172	0.7
27,276		Archer-Daniels-Midland Co.	1,093,222	0.1
190,370		Coca-Cola Co.	8,734,176	1.0
42,640		Colgate-Palmolive Co.	3,217,188	0.4
8,010		Constellation Brands, Inc.	1,830,846	0.2
21,619		Costco Wholesale Corp.	4,023,728	0.4
50,438		CVS Health Corp.	3,656,755	0.4
10,798		Estee Lauder Cos., Inc.	1,373,938	0.2
28,139		General Mills, Inc.	1,668,361	0.2
17,538		Kimberly-Clark Corp.	2,116,135	0.2
29,753		Kraft Heinz Co.	2,313,593	0.3
44,272		Kroger Co.	1,215,266	0.1
72,639		Mondelez International, Inc.	3,108,949	0.3
20,453	(1)	Monster Beverage Corp.	1,294,470	0.1
70,771		PepsiCo, Inc.	8,486,858	0.9
76,892		Philip Morris International, Inc.	8,123,640	0.9
126,852		Procter & Gamble Co.	11,655,162	1.3
23,812		Sysco Corp.	1,446,103	0.2
43,288		Walgreens Boots Alliance, Inc.	3,143,575	0.4
71,136		Wal-Mart Stores, Inc.	7,024,680	0.8
			82,279,817	9.1

		Energy: 5.9%
27,093		Anadarko Petroleum Corp.	1,453,269	0.2
93,653		Chevron Corp.	11,724,419	1.3
59,272		ConocoPhillips	3,253,440	0.4
28,558		EOG Resources, Inc.	3,081,694	0.3
210,062		Exxon Mobil Corp.	17,569,586	1.9
42,864		Halliburton Co.	2,094,764	0.2
95,278		Kinder Morgan, Inc.	1,721,673	0.2
37,826		Occidental Petroleum Corp.	2,786,263	0.3
21,594		Phillips 66	2,184,233	0.2
8,367		Pioneer Natural Resources Co.	1,446,236	0.2
68,873		Schlumberger Ltd.	4,641,351	0.5
21,648		Valero Energy Corp.	1,989,668	0.2
			53,946,596	5.9

		Financials: 15.0%
19,224		Aflac, Inc.	1,687,483	0.2
44,595		American International Group, Inc.	2,656,970	0.3
18,029		Allstate Corp.	1,887,817	0.2
35,695		American Express Co.	3,544,870	0.4
12,288		Aon PLC	1,646,592	0.2
480,396		Bank of America Corp.	14,181,290	1.6
49,168		Bank of New York Mellon Corp.	2,648,188	0.3
39,001		BB&T Corp.	1,939,130	0.2
95,312	(1)	Berkshire Hathaway, Inc. – Class B	18,892,745	2.1
6,158		Blackrock, Inc.	3,163,426	0.3
4,128	(1)	Brighthouse Financial, Inc.	242,066	0.0
23,818		Capital One Financial Corp.	2,371,796	0.3
58,651		Charles Schwab Corp.	3,012,902	0.3
23,032		Chubb Ltd.	3,365,666	0.4
131,067		Citigroup, Inc.	9,752,695	1.1
16,780		CME Group, Inc.	2,450,719	0.3
16,554		Franklin Resources, Inc.	717,285	0.1
17,422		Goldman Sachs Group, Inc.	4,438,429	0.5
28,948		Intercontinental Exchange, Inc.	2,042,571	0.2
171,123		JPMorgan Chase & Co.	18,299,894	2.0
25,460		Marsh & McLennan Cos., Inc.	2,072,189	0.2
44,785		Metlife, Inc.	2,264,330	0.2
63,898		Morgan Stanley	3,352,728	0.4
23,960		PNC Financial Services Group, Inc.	3,457,188	0.4
21,234		Prudential Financial, Inc.	2,441,485	0.3
12,768		S&P Global, Inc.	2,162,899	0.2
18,532		State Street Corp.	1,808,909	0.2
13,654		Travelers Cos., Inc.	1,852,029	0.2
77,189		US Bancorp	4,135,787	0.4
219,293		Wells Fargo & Co.	13,304,506	1.5
			135,794,584	15.0

		Health Care: 14.6%
83,770		Abbott Laboratories	4,780,754	0.5
See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

78,901		AbbVie, Inc.	7,630,516	0.8
15,776		Aetna, Inc.	2,845,833	0.3
10,775	(1)	Alexion Pharmaceuticals, Inc.	1,288,582	0.1
16,631		Allergan plc	2,720,499	0.3
36,442		Amgen, Inc.	6,337,264	0.7
12,731		Anthem, Inc.	2,864,602	0.3
24,673		Baxter International, Inc.	1,594,863	0.2
12,882		Becton Dickinson & Co.	2,757,521	0.3
10,502	(1)	Biogen, Inc.	3,345,622	0.4
67,747	(1)	Boston Scientific Corp.	1,679,448	0.2
81,597		Bristol-Myers Squibb Co.	5,000,264	0.6
38,376	(1)	Celgene Corp.	4,004,919	0.4
11,818		Cigna Corp.	2,400,118	0.3
30,347		Danaher Corp.	2,816,809	0.3
48,384		Eli Lilly & Co.	4,086,513	0.5
28,036	(1)	Express Scripts Holding Co.	2,092,607	0.2
64,427		Gilead Sciences, Inc.	4,615,550	0.5
14,134	(1)	HCA Healthcare, Inc.	1,241,531	0.1
7,062		Humana, Inc.	1,751,870	0.2
5,499	(1)	Intuitive Surgical, Inc.	2,006,805	0.2
133,613		Johnson & Johnson	18,668,408	2.1
10,493		McKesson Corp.	1,636,383	0.2
67,187		Medtronic PLC	5,425,350	0.6
135,641		Merck & Co., Inc.	7,632,519	0.8
293,065		Pfizer, Inc.	10,614,814	1.2
3,919	(1)	Regeneron Pharmaceuticals, Inc.	1,473,387	0.2
16,833		Stryker Corp.	2,606,422	0.3
19,750		Thermo Fisher Scientific, Inc.	3,750,130	0.4
47,495		UnitedHealth Group, Inc.	10,470,748	1.2
12,455	(1)	Vertex Pharmaceuticals, Inc.	1,866,506	0.2
			132,007,157	14.6

		Industrials: 9.0%
28,728		3M Co.	6,761,709	0.7
27,587		Boeing Co.	8,135,682	0.9
28,132		Caterpillar, Inc.	4,433,041	0.5
42,209		CSX Corp.	2,321,917	0.3
15,755		Deere & Co.	2,465,815	0.3
32,407		Delta Air Lines, Inc.	1,814,792	0.2
22,119		Eaton Corp. PLC	1,747,622	0.2
31,807		Emerson Electric Co.	2,216,630	0.2
12,259		FedEx Corp.	3,059,111	0.3
12,859		General Dynamics Corp.	2,616,164	0.3
430,631		General Electric Co.	7,514,511	0.8
37,715		Honeywell International, Inc.	5,783,972	0.6
15,083		Illinois Tool Works, Inc.	2,516,599	0.3
46,348		Johnson Controls International plc	1,766,322	0.2
12,407		Lockheed Martin Corp.	3,983,267	0.4
14,330		Norfolk Southern Corp.	2,076,417	0.2
7,988		Northrop Grumman Corp.	2,451,597	0.3
14,417		Raytheon Co.	2,708,233	0.3
27,282		Southwest Airlines Co.	1,785,607	0.2
39,019		Union Pacific Corp.	5,232,448	0.6
34,168		United Parcel Service, Inc. - Class B	4,071,117	0.5
36,966		United Technologies Corp.	4,715,753	0.5
21,510		Waste Management, Inc.	1,856,313	0.2
			82,034,639	9.0

		Information Technology: 26.2%
30,713		Accenture PLC	4,701,853	0.5
36,618		Activision Blizzard, Inc.	2,318,652	0.3
24,460	(1)	Adobe Systems, Inc.	4,286,370	0.5
14,747	(1)	Alphabet, Inc. - Class A	15,534,490	1.7
14,980	(1)	Alphabet, Inc. - Class C	15,675,072	1.7
254,567		Apple, Inc.	43,080,373	4.7
52,797		Applied Materials, Inc.	2,698,983	0.3
22,167		Automatic Data Processing, Inc.	2,597,751	0.3
20,019		Broadcom Ltd.	5,142,881	0.6
245,564		Cisco Systems, Inc.	9,405,101	1.0
28,947		Cognizant Technology Solutions Corp.	2,055,816	0.2
42,370		Corning, Inc.	1,355,416	0.2
48,383	(1)	eBay, Inc.	1,825,974	0.2
14,842	(1)	Electronic Arts, Inc.	1,559,301	0.2
115,638	(1)	Facebook, Inc.	20,405,481	2.2
80,207		Hewlett Packard Enterprise Co.	1,151,773	0.1
82,735		HP, Inc.	1,738,262	0.2
233,548		Intel Corp.	10,780,576	1.2
41,940		International Business Machines Corp.	6,434,435	0.7
12,039		Intuit, Inc.	1,899,513	0.2
46,660		Mastercard, Inc. - Class A	7,062,458	0.8
54,015	(1)	Micron Technology, Inc.	2,221,097	0.2
371,612		Microsoft Corp.	31,787,690	3.5
28,160		Nvidia Corp.	5,448,960	0.6
16,931	(1)	NXP Semiconductor NV - NXPI - US	1,982,451	0.2
144,482		Oracle Corp.	6,831,109	0.8
56,068	(1)	PayPal Holdings, Inc.	4,127,726	0.5
73,221		Qualcomm, Inc.	4,687,608	0.5
33,474	(1)	Salesforce.com, Inc.	3,422,047	0.4
49,433		Texas Instruments, Inc.	5,162,783	0.6
90,141		Visa, Inc. - Class A	10,277,877	1.1
3,525	(1),(2)	VMware, Inc.	441,753	0.0
			238,101,632	26.2

		Materials: 2.4%
10,583		Air Products & Chemicals, Inc.	1,736,459	0.2
115,597		DowDuPont, Inc.	8,232,818	0.9
12,704		Ecolab, Inc.	1,704,623	0.2
16,063		LyondellBasell Industries NV - Class A	1,772,070	0.2
21,715		Monsanto Co.	2,535,878	0.3
12,686		PPG Industries, Inc.	1,481,979	0.2
14,137		Praxair, Inc.	2,186,711	0.2
4,054		Sherwin-Williams Co.	1,662,302	0.2
			21,312,840	2.4

		Real Estate: 1.4%
20,910		American Tower Corp.	2,983,230	0.3
19,897		Crown Castle International Corp.	2,208,766	0.3
3,845		Equinix, Inc.	1,742,631	0.2
17,643		Equity Residential	1,125,094	0.1
7,324		Public Storage, Inc.	1,530,716	0.2

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

15,386		Simon Property Group, Inc.	2,642,391	0.3
			12,232,828	1.4

		Telecommunication Services: 2.6%
304,824		AT&T, Inc.	11,851,557	1.3
31,100	(1),(2)	Sprint Corp.	183,179	0.0
14,540	(1)	T-Mobile US, Inc.	923,435	0.1
202,348		Verizon Communications, Inc.	10,710,280	1.2
			23,668,451	2.6

		Utilities: 1.8%
24,387		American Electric Power Co., Inc.	1,794,152	0.2
31,765		Dominion Energy, Inc.	2,574,871	0.3
34,703		Duke Energy Corp.	2,918,869	0.3
47,525		Exelon Corp.	1,872,960	0.2
23,167		NextEra Energy, Inc.	3,618,454	0.4
25,327		PG&E Corp.	1,135,409	0.1
49,323		Southern Co.	2,371,943	0.3
			16,286,658	1.8

	Total Common Stock
	(Cost $322,542,080)		903,859,233	99.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.7%
	Securities Lending Collateral(3): 0.3%
1,000,000	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $1,000,155, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $1,020,000, due 01/31/18-06/20/63)	1,000,000	0.1
741,059	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $741,175, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $755,880, due 01/11/18-12/01/51)	741,059	0.1
1,000,000	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $1,000,179, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $1,027,770, due 01/15/19-02/15/46)	1,000,000	0.1
		2,741,059	0.3

Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.4%
3,919,000	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $3,919,000)	3,919,000	0.4

	Total Short-Term Investments
	(Cost $6,660,059)	6,660,059	0.7

	Total Investments in Securities (Cost $329,202,139)	$910,519,292	100.4
	Liabilities in Excess of Other Assets	(3,280,586)	(0.4)
	Net Assets	$907,238,706	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap Value Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.4%
		Consumer Discretionary: 4.3%
20,151		Carnival Corp.	1,337,422	0.3
2,981	(1)	Charter Communications, Inc.	1,001,497	0.2
17,243		Comcast Corp. – Class A	690,582	0.2
2,499	(1)	Dish Network Corp. - Class A	119,327	0.0
192,876		Ford Motor Co.	2,409,021	0.6
63,864		General Motors Co.	2,617,785	0.6
27,354		Target Corp.	1,784,849	0.4
38,421		Time Warner, Inc.	3,514,369	0.8
48,984		Twenty-First Century Fox, Inc. - Class A	1,691,418	0.4
20,595		Twenty-First Century Fox, Inc. - Class B	702,701	0.2
24,247		Walt Disney Co.	2,606,795	0.6
			18,475,766	4.3

		Consumer Staples: 10.7%
27,266		Archer-Daniels-Midland Co.	1,092,821	0.3
47,973		Coca-Cola Co.	2,201,001	0.5
35,901		Colgate-Palmolive Co.	2,708,730	0.6
50,433		CVS Health Corp.	3,656,393	0.9
8,132		General Mills, Inc.	482,146	0.1
2,594		Kimberly-Clark Corp.	312,992	0.1
29,760		Kraft Heinz Co.	2,314,138	0.5
20,327		Kroger Co.	557,976	0.1
72,638		Mondelez International, Inc.	3,108,906	0.7
9,199		PepsiCo, Inc.	1,103,144	0.3
69,967		Philip Morris International, Inc.	7,392,014	1.7
120,379		Procter & Gamble Co.	11,060,423	2.6
35,242		Walgreens Boots Alliance, Inc.	2,559,274	0.6
71,131		Wal-Mart Stores, Inc.	7,024,186	1.7
			45,574,144	10.7

		Energy: 12.3%
27,093		Anadarko Petroleum Corp.	1,453,269	0.3
93,650		Chevron Corp.	11,724,043	2.7
59,270		ConocoPhillips	3,253,330	0.8
25,875		EOG Resources, Inc.	2,792,171	0.7
210,062		Exxon Mobil Corp.	17,569,586	4.1
13,886		Halliburton Co.	678,609	0.2
95,278		Kinder Morgan, Inc.	1,721,673	0.4
37,823		Occidental Petroleum Corp.	2,786,042	0.7
21,592		Phillips 66	2,184,031	0.5
8,367		Pioneer Natural Resources Co.	1,446,236	0.3
68,879		Schlumberger Ltd.	4,641,756	1.1
21,646		Valero Energy Corp.	1,989,484	0.5
			52,240,230	12.3

		Financials: 29.4%
19,224		Aflac, Inc.	1,687,483	0.4
39,191		American International Group, Inc.	2,335,000	0.6
13,033		Allstate Corp.	1,364,685	0.3
35,697		American Express Co.	3,545,069	0.8
480,400		Bank of America Corp.	14,181,408	3.3
49,163		Bank of New York Mellon Corp.	2,647,919	0.6
39,002		BB&T Corp.	1,939,180	0.5
95,311	(1)	Berkshire Hathaway, Inc. – Class B	18,892,546	4.4
6,158		Blackrock, Inc.	3,163,426	0.7
4,122	(1)	Brighthouse Financial, Inc.	241,714	0.1
22,313		Capital One Financial Corp.	2,221,929	0.5
12,025		Charles Schwab Corp.	617,724	0.1
23,033		Chubb Ltd.	3,365,812	0.8
131,061		Citigroup, Inc.	9,752,249	2.3
16,778		CME Group, Inc.	2,450,427	0.6
16,548		Franklin Resources, Inc.	717,025	0.2
17,422		Goldman Sachs Group, Inc.	4,438,429	1.0
15,141		Intercontinental Exchange, Inc.	1,068,349	0.3
171,117		JPMorgan Chase & Co.	18,299,252	4.3
44,794		Metlife, Inc.	2,264,785	0.5
63,895		Morgan Stanley	3,352,571	0.8
23,963		PNC Financial Services Group, Inc.	3,457,621	0.8
21,237		Prudential Financial, Inc.	2,441,830	0.6
17,590		State Street Corp.	1,716,960	0.4
13,653		Travelers Cos., Inc.	1,851,893	0.4
77,197		US Bancorp	4,136,215	1.0
219,284		Wells Fargo & Co.	13,303,960	3.1
			125,455,461	29.4

		Health Care: 16.7%
83,775		Abbott Laboratories	4,781,039	1.1
10,696		Aetna, Inc.	1,929,451	0.4
2,081	(1)	Alexion Pharmaceuticals, Inc.	248,867	0.1
16,631		Allergan plc	2,720,499	0.6
25,946		Amgen, Inc.	4,512,009	1.1
12,730		Anthem, Inc.	2,864,377	0.7
22,373		Baxter International, Inc.	1,446,191	0.3
631	(1)	Biogen, Inc.	201,018	0.0
41,449		Bristol-Myers Squibb Co.	2,539,995	0.6
1,465		Cigna Corp.	297,527	0.1
30,347		Danaher Corp.	2,816,809	0.7
26,135	(1)	Express Scripts Holding Co.	1,950,716	0.5
18,362		Gilead Sciences, Inc.	1,315,454	0.3
13,128	(1)	HCA Healthcare, Inc.	1,153,164	0.3
417		Humana, Inc.	103,445	0.0
113,168		Johnson & Johnson	15,811,833	3.7
9,402		McKesson Corp.	1,466,242	0.3
62,275		Medtronic PLC	5,028,706	1.2
128,183		Merck & Co., Inc.	7,212,857	1.7
293,065		Pfizer, Inc.	10,614,814	2.5
10,842		Thermo Fisher Scientific, Inc.	2,058,679	0.5
			71,073,692	16.7

See Accompanying Notes to Financial Statements

Voya Russell™ Large Cap Value Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

		Industrials: 6.5%
2,645		Caterpillar, Inc.	416,799	0.1
4,304		CSX Corp.	236,763	0.0
32,405		Delta Air Lines, Inc.	1,814,680	0.4
22,116		Eaton Corp. PLC	1,747,385	0.4
27,291		Emerson Electric Co.	1,901,910	0.4
7,600		General Dynamics Corp.	1,546,220	0.4
355,706		General Electric Co.	6,207,070	1.5
15,690		Honeywell International, Inc.	2,406,218	0.6
46,356		Johnson Controls International plc	1,766,627	0.4
1,242		Lockheed Martin Corp.	398,744	0.1
14,331		Norfolk Southern Corp.	2,076,562	0.5
9,067		Raytheon Co.	1,703,236	0.4
3,628		Union Pacific Corp.	486,515	0.1
36,963		United Technologies Corp.	4,715,370	1.1
3,741		Waste Management, Inc.	322,848	0.1
			27,746,947	6.5

		Information Technology: 9.5%
245,560		Cisco Systems, Inc.	9,404,948	2.2
39,905		Corning, Inc.	1,276,561	0.3
48,386	(1)	eBay, Inc.	1,826,088	0.4
80,186		Hewlett Packard Enterprise Co.	1,151,471	0.3
82,745		HP, Inc.	1,738,473	0.4
233,539		Intel Corp.	10,780,160	2.5
13,127		International Business Machines Corp.	2,013,944	0.5
13,179	(1)	Micron Technology, Inc.	541,921	0.1
7,349	(1)	NXP Semiconductor NV - NXPI - US	860,494	0.2
132,775		Oracle Corp.	6,277,602	1.5
73,213		Qualcomm, Inc.	4,687,096	1.1
			40,558,758	9.5

		Materials: 1.7%
10,584		Air Products & Chemicals, Inc.	1,736,623	0.4
60,460		DowDuPont, Inc.	4,305,961	1.0
9,056		LyondellBasell Industries NV - Class A	999,058	0.2
889		PPG Industries, Inc.	103,853	0.0
1,725		Praxair, Inc.	266,823	0.1
			7,412,318	1.7

		Real Estate: 0.3%
17,639		Equity Residential	1,124,839	0.3
1,447		Simon Property Group, Inc.	248,508	0.0
			1,373,347	0.3

		Telecommunication Services: 4.2%
304,810		AT&T, Inc.	11,851,013	2.8
31,145	(1),(2)	Sprint Corp.	183,444	0.0
5,573	(1)	T-Mobile US, Inc.	353,941	0.1
101,169		Verizon Communications, Inc.	5,354,875	1.3
			17,743,273	4.2

		Utilities: 3.8%
24,392		American Electric Power Co., Inc.	1,794,520	0.4
31,768		Dominion Energy, Inc.	2,575,114	0.6
34,705	Duke Energy Corp.	2,919,038	0.7
47,520	Exelon Corp.	1,872,763	0.4
23,165	NextEra Energy, Inc.	3,618,141	0.8
25,319	PG&E Corp.	1,135,051	0.3
49,326	Southern Co.	2,372,087	0.6
		16,286,714	3.8

	Total Common Stock
	(Cost $302,427,183)	423,940,650	99.4

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 0.6%
	Securities Lending Collateral(3): 0.0%
192,823	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $192,857, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $198,178, due 01/15/19-02/15/46)
	(Cost $192,823)	192,823	0.0

Shares		Value	Percentage of Net Assets
		Mutual Funds: 0.6%
2,336,000	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $2,336,000)	2,336,000	0.6

	Total Short-Term Investments
	(Cost $2,528,823)	2,528,823	0.6

	Total Investments in Securities (Cost $304,956,006)	$426,469,473	100.0
	Liabilities in Excess of Other Assets	(120,005)	–
	Net Assets	$426,349,468	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 98.7%
		Consumer Discretionary: 17.3%
1,833		Advance Auto Parts, Inc.	182,732	0.1
4,730	(1)	AMC Networks, Inc.	255,798	0.1
9,958		Aramark	425,605	0.1
2,267	(1)	Autozone, Inc.	1,612,676	0.5
2,101		BorgWarner, Inc.	107,340	0.0
5,167	(1)	Bright Horizons Family Solutions, Inc.	485,698	0.2
6,861		Brunswick Corp.	378,864	0.1
3,752	(1)	Burlington Stores, Inc.	461,609	0.2
454		Cable One, Inc.	319,321	0.1
17,640	(1)	Carmax, Inc.	1,131,253	0.4
4,510		Carter's, Inc.	529,880	0.2
2,441	(1)	Chipotle Mexican Grill, Inc.	705,522	0.2
3,221		Choice Hotels International, Inc.	249,950	0.1
12,022		Darden Restaurants, Inc.	1,154,352	0.4
25,862	(1)	Delphi Automotive PLC	2,193,873	0.7
8,621	(1)	Delphi Technologies PLC	452,344	0.2
6,216		Dick's Sporting Goods, Inc.	178,648	0.1
10,162		Dollar General Corp.	945,168	0.3
21,066	(1)	Dollar Tree, Inc.	2,260,592	0.7
4,208	(2)	Domino's Pizza, Inc.	795,144	0.3
18,090		D.R. Horton, Inc.	923,856	0.3
8,699		Dunkin' Brands Group, Inc.	560,825	0.2
11,848		Expedia, Inc.	1,419,035	0.5
10,374		Extended Stay America, Inc.	197,106	0.1
2,109	(1)	Floor & Decor Holdings, Inc.	102,666	0.0
846		Foot Locker, Inc.	39,661	0.0
1,157		Gap, Inc.	39,407	0.0
17,579		Gentex Corp.	368,280	0.1
5,217		Genuine Parts Co.	495,667	0.2
3,075		H&R Block, Inc.	80,627	0.0
35,034	(2)	Hanesbrands, Inc.	732,561	0.2
11,842		Harley-Davidson, Inc.	602,521	0.2
8,295		Hasbro, Inc.	753,933	0.2
6,649	(1)	Hilton Grand Vacations, Inc.	278,926	0.1
18,436		Hilton Worldwide Holdings, Inc.	1,472,299	0.5
31,624		Interpublic Group of Cos., Inc.	637,540	0.2
3,711		L Brands, Inc.	223,476	0.1
5,427		Lear Corp.	958,734	0.3
10,240		Leggett & Platt, Inc.	488,755	0.2
981	(1)	Liberty Expedia Holdings, Inc.	43,488	0.0
26,638	(1)	Liberty Interactive Corp. QVC Group	650,500	0.2
3,238	(1),(2)	Lions Gate Entertainment Corp. - A	109,477	0.0
6,327	(1)	Lions Gate Entertainment Corp. - B	200,819	0.1
12,918	(1)	Live Nation Entertainment, Inc.	549,919	0.2
4,206	(1)	LKQ Corp.	171,058	0.1
9,223	(1)	Lululemon Athletica, Inc.	724,836	0.2
149	(1)	Madison Square Garden Co.	31,417	0.0
6,282	(2)	Mattel, Inc.	96,617	0.0
3,516		MGM Resorts International	117,399	0.0
1,035	(1)	Michael Kors Holdings Ltd.	65,153	0.0
8,217	(1)	Michaels Cos, Inc.	198,769	0.1
377	(1)	Mohawk Industries, Inc.	104,014	0.0
11,277		Nordstrom, Inc.	534,304	0.2
320	(1)	NVR, Inc.	1,122,630	0.4
22,315		Omnicom Group	1,625,201	0.5
8,063	(1)	O'Reilly Automotive, Inc.	1,939,474	0.6
5,684	(2)	Polaris Industries, Inc.	704,759	0.2
3,765		Pool Corp.	488,132	0.2
7,364		Pulte Group, Inc.	244,853	0.1
2,906		Regal Entertainment Group	66,867	0.0
36,480		Ross Stores, Inc.	2,927,520	1.0
4,330	(1)	Sally Beauty Holdings, Inc.	81,231	0.0
4,563		Scripps Networks Interactive - Class A	389,589	0.1
17,527		Service Corp. International	654,108	0.2
12,957	(1)	ServiceMaster Global Holdings, Inc.	664,305	0.2
133,418	(2)	Sirius XM Holdings, Inc.	715,120	0.2
6,354		Six Flags Entertainment Corp.	422,986	0.1
5,448	(1)	Skechers USA, Inc.	206,152	0.1
4,649		Tapestry, Inc.	205,625	0.1
1,723	(1)	Tempur Sealy International, Inc.	108,015	0.0
4,761		Thor Industries, Inc.	717,578	0.2
6,663		Toll Brothers, Inc.	319,957	0.1
12,129		Tractor Supply Co.	906,643	0.3
4,917	(1),(2)	TripAdvisor, Inc.	169,440	0.1
4,887		Tupperware Brands Corp.	306,415	0.1
5,638	(1)	Ulta Beauty, Inc.	1,260,995	0.4
12,919	(1),(2)	Under Armour, Inc. - Class A	186,421	0.1
13,109	(1),(2)	Under Armour, Inc. - Class C	174,612	0.1
3,864		Vail Resorts, Inc.	820,984	0.3
23,319		VF Corp.	1,725,606	0.6
3,013	(1)	Visteon Corp.	377,047	0.1
3,699	(1)	Wayfair, Inc.	296,919	0.1
17,793		Wendy's Company	292,161	0.1
543		Whirlpool Corp.	91,572	0.0
1,595	(2)	Williams-Sonoma, Inc.	82,462	0.0
9,575		Wyndham Worldwide Corp.	1,109,455	0.4
7,712		Wynn Resorts Ltd.	1,300,166	0.4
30,772		Yum China Holdings, Inc.	1,231,495	0.4
			52,736,509	17.3

		Consumer Staples: 4.1%
9,015	(1)	Blue Buffalo Pet Products, Inc.	295,602	0.1

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

4,932		Brown-Forman Corp. - Class A	331,628	0.1
16,058		Brown-Forman Corp. - Class B	1,102,703	0.4
11,186		Campbell Soup Co.	538,158	0.2
24,038		Church & Dwight Co., Inc.	1,205,986	0.4
10,620		Clorox Co.	1,579,619	0.5
17,498		Dr Pepper Snapple Group, Inc.	1,698,356	0.6
5,799		Energizer Holdings, Inc.	278,236	0.1
6,184	(1),(2)	Herbalife Ltd.	418,780	0.1
11,894		Hershey Co.	1,350,088	0.4
21,760		Kellogg Co.	1,479,245	0.5
3,261		Lamb Weston Holdings, Inc.	184,083	0.1
11,591		McCormick & Co., Inc.	1,181,239	0.4
1,348		Nu Skin Enterprises, Inc.	91,974	0.0
4,549	(1)	Pilgrim's Pride Corp.	141,292	0.0
47,312	(1),(2)	Rite Aid Corp.	93,205	0.0
2,330		Spectrum Brands Holdings, Inc.	261,892	0.1
12,544	(1)	Sprouts Farmers Market, Inc.	305,446	0.1
1,608	(1),(2)	TreeHouse Foods, Inc.	79,532	0.0
			12,617,064	4.1

		Energy: 2.5%
10,977	(1)	Antero Resources Corp.	208,563	0.1
1,910		Apache Corp.	80,640	0.0
31,320		Cabot Oil & Gas Corp.	895,752	0.3
13,026	(1)	Cheniere Energy, Inc.	701,320	0.2
6,013	(1),(2)	Chesapeake Energy Corp.	23,812	0.0
8,440		Cimarex Energy Co.	1,029,764	0.3
3,698	(1)	Continental Resources, Inc.	195,883	0.1
3,658		Devon Energy Corp.	151,441	0.1
2,148	(1)	Diamondback Energy, Inc.	271,185	0.1
3,088		EQT Corp.	175,769	0.1
1,525	(1)	Gulfport Energy Corp.	19,459	0.0
15,636	(1)	Laredo Petroleum, Inc.	165,898	0.1
19,200	(1)	Newfield Exploration Co.	605,376	0.2
34,528		Oneok, Inc.	1,845,522	0.6
14,887	(1)	Parsley Energy, Inc.	438,273	0.1
5,148	(2)	RPC, Inc.	131,429	0.0
6,374	(1)	RSP Permian, Inc.	259,294	0.1
11,665		Williams Cos., Inc.	355,666	0.1
			7,555,046	2.5

		Financials: 7.2%
12,844		Ameriprise Financial, Inc.	2,176,673	0.7
1,585	(1)	Arch Capital Group Ltd.	143,870	0.1
11,773		Arthur J. Gallagher & Co.	744,995	0.2
1,791		Aspen Insurance Holdings Ltd.	72,715	0.0
1,057		Assurant, Inc.	106,588	0.0
5,355		Bank of the Ozarks, Inc.	259,450	0.1
5,768		BGC Partners, Inc.	87,154	0.0
10,649		Cboe Global Markets, Inc.	1,326,759	0.4
975	(1)	Credit Acceptance Corp.	315,393	0.1
855		East West Bancorp, Inc.	52,010	0.0
10,797		Eaton Vance Corp.	608,843	0.2
1,748		Erie Indemnity Co.	212,976	0.1
3,720		Factset Research Systems, Inc.	717,067	0.2
2,498		Federated Investors, Inc.	90,128	0.0
12,423		First Republic Bank	1,076,329	0.4
5,696		Invesco Ltd.	208,132	0.1
10,192		Lazard Ltd.	535,080	0.2
1,882		Legg Mason, Inc.	79,006	0.0
7,402		Leucadia National Corp.	196,079	0.1
8,513		LPL Financial Holdings, Inc.	486,433	0.2
3,538		MarketAxess Holdings, Inc.	713,792	0.2
16,052		Moody's Corp.	2,369,436	0.8
1,717		Morningstar, Inc.	166,497	0.1
8,576		MSCI, Inc. - Class A	1,085,207	0.4
2,117		Pinnacle Financial Partners, Inc.	140,357	0.1
55,973		Progressive Corp.	3,152,399	1.0
3,214		Raymond James Financial, Inc.	287,010	0.1
282		RenaissanceRe Holdings Ltd.	35,416	0.0
12,917		SEI Investments Co.	928,216	0.3
3,075	(1)	Signature Bank	422,075	0.1
3,745	(1)	SVB Financial Group	875,469	0.3
3,523		T. Rowe Price Group, Inc.	369,668	0.1
21,825		TD Ameritrade Holding Corp.	1,115,912	0.4
1,015	(3)	Voya Financial, Inc.	50,212	0.0
5,313	(1)	Western Alliance Bancorp.	300,822	0.1
7,721		XL Group Ltd.	271,470	0.1
			21,779,638	7.2

		Health Care: 13.2%
3,956	(1)	Abiomed, Inc.	741,394	0.2
9,479	(1),(2)	Acadia Pharmaceuticals, Inc.	285,413	0.1
7,571		Agilent Technologies, Inc.	507,030	0.2
3,702	(1)	Agios Pharmaceuticals, Inc.	211,643	0.1
8,204	(1)	Akorn, Inc.	264,415	0.1
7,667	(1)	Align Technology, Inc.	1,703,531	0.6
14,692	(1),(2)	Alkermes PLC	804,093	0.3
7,196	(1)	Alnylam Pharmaceuticals, Inc.	914,252	0.3
15,340		AmerisourceBergen Corp.	1,408,519	0.5
3,806	(1)	Athenahealth, Inc.	506,350	0.2
3,557		Becton Dickinson & Co.	761,401	0.2
16,841	(1)	BioMarin Pharmaceutical, Inc.	1,501,712	0.5
3,565		Bio-Techne Corp.	461,846	0.1
10,453	(1)	Bioverativ, Inc.	563,626	0.2
3,562		Bruker Corp.	122,248	0.0
2,068	(1)	Centene Corp.	208,620	0.1
27,790	(1)	Cerner Corp.	1,872,768	0.6
4,542	(1)	Charles River Laboratories International, Inc.	497,122	0.2
3,625		Cooper Cos., Inc.	789,815	0.3
8,253	(1)	DexCom, Inc.	473,640	0.1
20,184	(1)	Edwards Lifesciences Corp.	2,274,939	0.7

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

27,866	(1)	Exelixis, Inc.	847,126	0.3
15,263	(1)	Henry Schein, Inc.	1,066,578	0.3
5,937		Hill-Rom Holdings, Inc.	500,430	0.2
15,281	(1)	Hologic, Inc.	653,263	0.2
8,421	(1)	IDEXX Laboratories, Inc.	1,316,876	0.4
14,071	(1)	Illumina, Inc.	3,074,373	1.0
16,761	(1)	Incyte Corp., Ltd.	1,587,434	0.5
1,726	(1),(2)	Intercept Pharmaceuticals, Inc.	100,833	0.0
4,276	(1),(2)	Intrexon Corp.	49,259	0.0
11,907	(1),(2)	Ionis Pharmaceuticals, Inc.	598,922	0.2
10,083	(1)	IQVIA Holdings, Inc.	987,126	0.3
594	(1)	LifePoint Health, Inc.	29,581	0.0
2,445	(1)	Mettler Toledo International, Inc.	1,514,726	0.5
8,424	(1)	Neurocrine Biosciences, Inc.	653,618	0.2
3,524	(1),(2)	Opko Health, Inc.	17,268	0.0
760	(2)	Patterson Cos., Inc.	27,459	0.0
2,006		PerkinElmer, Inc.	146,679	0.0
1,586	(1)	Premier, Inc.	46,295	0.0
7,170		QIAGEN NV	221,768	0.1
13,466		Resmed, Inc.	1,140,435	0.4
9,230	(1)	Seattle Genetics, Inc.	493,805	0.2
708		Teleflex, Inc.	176,164	0.1
3,580	(1),(2)	Tesaro, Inc.	296,675	0.1
8,875	(1)	Varian Medical Systems, Inc.	986,456	0.3
10,469	(1)	Veeva Systems, Inc.	578,726	0.2
7,355	(1)	Waters Corp.	1,420,912	0.5
3,953	(1)	WellCare Health Plans, Inc.	794,988	0.3
7,064		West Pharmaceutical Services, Inc.	697,005	0.2
47,503		Zoetis, Inc.	3,422,116	1.1
			40,321,273	13.2

		Industrials: 17.1%
2,761		Acuity Brands, Inc.	485,936	0.2
577		Air Lease Corp.	27,748	0.0
9,560		Alaska Air Group, Inc.	702,756	0.2
9,199		Allegion Public Ltd.	731,872	0.2
12,012		Allison Transmission Holdings, Inc.	517,357	0.2
18,064		American Airlines Group, Inc.	939,870	0.3
3,595		Ametek, Inc.	260,530	0.1
13,878		AO Smith Corp.	850,444	0.3
4,252	(1)	Armstrong World Industries, Inc.	257,459	0.1
9,043		BWX Technologies, Inc.	547,011	0.2
13,528		CH Robinson Worldwide, Inc.	1,205,209	0.4
8,296		Cintas Corp.	1,292,766	0.4
3,558	(1)	Clean Harbors, Inc.	192,844	0.1
221		Copa Holdings S.A.- Class A	29,627	0.0
19,152	(1)	Copart, Inc.	827,175	0.3
4,942		Cummins, Inc.	872,955	0.3
11,583		Donaldson Co., Inc.	566,988	0.2
1,598		Dover Corp.	161,382	0.0
1,409		Dun & Bradstreet Corp.	166,840	0.1
11,496		Equifax, Inc.	1,355,608	0.4
12,048		Expeditors International Washington, Inc.	779,385	0.3
27,913		Fastenal Co.	1,526,562	0.5
26,832		Fortive Corp.	1,941,295	0.6
13,604		Fortune Brands Home & Security, Inc.	931,058	0.3
6,258	(1)	Gardner Denver Holdings, Inc.	212,334	0.1
15,948		Graco, Inc.	721,169	0.2
2,957		Harris Corp.	418,859	0.1
18,032	(1)	HD Supply Holdings, Inc.	721,821	0.2
2,363		Heico Corp.	222,949	0.1
4,648		Heico Corp. - Class A	367,424	0.1
5,752		Hexcel Corp.	355,761	0.1
3,379		Hubbell, Inc.	457,314	0.1
3,602		Huntington Ingalls Industries, Inc.	848,991	0.3
6,859		IDEX Corp.	905,182	0.3
21,145	(1)	IHS Markit Ltd.	954,697	0.3
12,104		Ingersoll-Rand PLC - Class A	1,079,556	0.4
8,353		JB Hunt Transport Services, Inc.	960,428	0.3
13,038		KAR Auction Services, Inc.	658,549	0.2
4,028		Landstar System, Inc.	419,315	0.1
3,428		Lennox International, Inc.	713,915	0.2
5,669		Lincoln Electric Holdings, Inc.	519,167	0.2
19,700		Masco Corp.	865,618	0.3
5,309	(1)	Middleby Corp.	716,449	0.2
1,718		MSC Industrial Direct Co.	166,062	0.1
5,548		Nordson Corp.	812,227	0.3
3,671		Old Dominion Freight Line	482,920	0.2
11,047		Parker Hannifin Corp.	2,204,760	0.7
3,631	(1)	Quanta Services, Inc.	142,008	0.0
11,894		Robert Half International, Inc.	660,593	0.2
12,400		Rockwell Automation, Inc.	2,434,740	0.8
15,663		Rockwell Collins, Inc.	2,124,216	0.7
9,220		Rollins, Inc.	429,007	0.1
9,186		Roper Technologies, Inc.	2,379,174	0.8
8,274	(1)	Sensata Technologies Holdings N.V.	422,884	0.1
722		Snap-On, Inc.	125,845	0.0
1,507		Stanley Black & Decker, Inc.	255,723	0.1
10,170		Toro Co.	663,389	0.2
4,670	(2)	TransDigm Group, Inc.	1,282,475	0.4
15,206	(1)	TransUnion	835,722	0.3
8,147	(1)	United Rentals, Inc.	1,400,551	0.5
10,956	(1)	Univar, Inc.	339,198	0.1
14,625	(1)	Verisk Analytics, Inc.	1,404,000	0.5
4,882	(1)	WABCO Holdings, Inc.	700,567	0.2
2,646	(2)	Wabtec Corp.	215,464	0.1
2,919		Watsco, Inc.	496,347	0.2
12,406	(1)	Welbilt, Inc.	291,665	0.1
4,669		WW Grainger, Inc.	1,103,051	0.4
8,414	(1),(2)	XPO Logistics, Inc.	770,638	0.3
9,016		Xylem, Inc.	614,891	0.2
			52,048,292	17.1

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

		Information Technology: 27.4%
81,219	(1),(2)	Advanced Micro Devices, Inc.	834,931	0.3
4,684		Alliance Data Systems Corp.	1,187,300	0.4
28,857		Amphenol Corp.	2,533,645	0.8
35,341		Analog Devices, Inc.	3,146,409	1.0
8,236	(1)	ANSYS, Inc.	1,215,551	0.4
5,106	(1)	Arista Networks, Inc.	1,202,871	0.4
8,830	(1)	Atlassian Corp. PLC	401,942	0.1
16,396	(1)	Autodesk, Inc.	1,718,793	0.6
10,480	(1)	Black Knight, Inc.	462,692	0.2
12,911		Booz Allen Hamilton Holding Corp.	492,296	0.2
11,306		Broadridge Financial Solutions, Inc. ADR	1,024,097	0.3
26,746	(1)	Cadence Design Systems, Inc.	1,118,518	0.4
6,469	(1)	Cavium, Inc.	542,296	0.2
12,332		CDK Global, Inc.	879,025	0.3
14,418		CDW Corp.	1,001,907	0.3
14,582	(1)	Citrix Systems, Inc.	1,283,216	0.4
16,009		Cognex Corp.	979,110	0.3
2,357	(1)	Coherent, Inc.	665,193	0.2
9,198	(1)	CommScope Holding Co., Inc.	347,960	0.1
4,671	(1)	CoreLogic, Inc.	215,847	0.1
3,421	(1)	CoStar Group, Inc.	1,015,866	0.3
15,617		CSRA, Inc.	467,261	0.2
2,691	(2)	Cypress Semiconductor Corp.	41,011	0.0
19,794	(1)	Dell Technologies, Inc. Class V	1,608,856	0.5
592		DST Systems, Inc.	36,745	0.0
27,338		DXC Technology Co.	2,594,376	0.9
4,838	(1)	Euronet Worldwide, Inc.	407,698	0.1
6,140	(1)	F5 Networks, Inc.	805,691	0.3
18,063		Fidelity National Information Services, Inc.	1,699,548	0.6
45,816	(1)	First Data Corp.	765,585	0.3
20,475	(1)	Fiserv, Inc.	2,684,887	0.9
8,601	(1)	FleetCor Technologies, Inc.	1,655,090	0.5
7,084		Flir Systems, Inc.	330,256	0.1
14,043	(1)	Fortinet, Inc.	613,539	0.2
8,453	(1)	Gartner, Inc.	1,040,987	0.3
14,652		Genpact Ltd.	465,054	0.2
14,654		Global Payments, Inc.	1,468,917	0.5
12,124	(1)	GoDaddy, Inc.	609,595	0.2
2,860	(1)	Guidewire Software, Inc.	212,384	0.1
6,732	(1)	IAC/InterActiveCorp	823,189	0.3
3,466	(1)	IPG Photonics Corp.	742,175	0.2
7,469		Jack Henry & Associates, Inc.	873,574	0.3
15,144		KLA-Tencor Corp.	1,591,180	0.5
15,578		Lam Research Corp.	2,867,442	0.9
3,131		LogMeIn, Inc.	358,500	0.1
6,656	(1)	Manhattan Associates, Inc.	329,738	0.1
3,528	(1),(2)	Match Group, Inc.	110,462	0.0
27,144		Maxim Integrated Products	1,419,088	0.5
21,994		Microchip Technology, Inc.	1,932,833	0.6
9,185	(1)	Microsemi Corp.	474,405	0.2
1,486		Motorola Solutions, Inc.	134,245	0.0
8,089		National Instruments Corp.	336,745	0.1
11,634	(1)	NCR Corp.	395,440	0.1
22,425		NetApp, Inc.	1,240,551	0.4
38,003	(1)	ON Semiconductor Corp.	795,783	0.3
8,590	(1)	Palo Alto Networks, Inc.	1,245,035	0.4
23,319	(1),(2)	Pandora Media, Inc.	112,398	0.0
31,047		Paychex, Inc.	2,113,680	0.7
11,066	(1)	PTC, Inc.	672,481	0.2
6,360	(1)	Qorvo, Inc.	423,576	0.1
17,102	(1)	Red Hat, Inc.	2,053,950	0.7
15,498		Sabre Corp.	317,709	0.1
16,140	(1)	ServiceNow, Inc.	2,104,495	0.7
17,802		Skyworks Solutions, Inc.	1,690,300	0.6
13,440	(1)	Splunk, Inc.	1,113,370	0.4
23,455	(1)	Square, Inc.	813,185	0.3
15,275		SS&C Technologies Holdings, Inc.	618,332	0.2
2,566	(2)	Switch, Inc.	46,676	0.0
59,018		Symantec Corp.	1,656,045	0.5
1,128	(1)	Synopsys, Inc.	96,151	0.0
6,177	(1)	Tableau Software, Inc.	427,448	0.1
10,767	(1)	Take-Two Interactive Software, Inc.	1,182,001	0.4
17,883		Teradyne, Inc.	748,761	0.3
17,509		Total System Services, Inc.	1,384,787	0.5
19,122	(1)	Trimble, Inc.	777,118	0.3
4,103	(1)	Twitter, Inc.	98,513	0.0
3,326	(1)	Tyler Technologies, Inc.	588,868	0.2
2,744	(1)	Ultimate Software Group, Inc.	598,823	0.2
4,013		Universal Display Corp.	692,844	0.2
15,494	(1),(2)	Vantiv, Inc.	1,139,584	0.4
8,227	(1),(2)	VeriSign, Inc.	941,498	0.3
954		Versum Materials, Inc.	36,109	0.0
4,092		Western Digital Corp.	325,437	0.1
44,372		Western Union Co.	843,512	0.3
3,020	(1)	WEX, Inc.	426,515	0.1
12,864	(1)	Workday, Inc.	1,308,783	0.4
22,731		Xilinx, Inc.	1,532,524	0.5
5,043	(1)	Zebra Technologies Corp.	523,463	0.2
3,609	(1)	Zillow Group, Inc. - Class A	147,031	0.1
7,208	(1)	Zillow Group, Inc. - Class C	294,951	0.1
			83,298,248	27.4

		Materials: 6.3%
1,992		Albemarle Corp.	254,757	0.1
1,387		Aptargroup, Inc.	119,670	0.0
963		Ardagh Group SA	20,319	0.0
8,041		Avery Dennison Corp.	923,589	0.3
20,505	(1)	Axalta Coating Systems Ltd.	663,542	0.2
18,477		Ball Corp.	699,354	0.2
12,495	(1)	Berry Plastics Group, Inc.	733,082	0.2
7,811		Celanese Corp.	836,402	0.3
17,822		Chemours Co.	892,169	0.3
8,707	(1)	Crown Holdings, Inc.	489,769	0.2
4,526		Eagle Materials, Inc.	512,796	0.2
12,907		FMC Corp.	1,221,777	0.4
25,894	(1)	Freeport-McMoRan, Inc.	490,950	0.2

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

21,007		Graphic Packaging Holding Co.	324,558	0.1
9,371		Huntsman Corp.	311,961	0.1
7,629		International Flavors & Fragrances, Inc.	1,164,262	0.4
36,151		International Paper Co.	2,094,589	0.7
5,484		Martin Marietta Materials, Inc.	1,212,183	0.4
663		NewMarket Corp.	263,470	0.1
12,250	(1)	Owens-Illinois, Inc.	271,583	0.1
9,013		Packaging Corp. of America	1,086,517	0.4
9,766	(1)	Platform Specialty Products Corp.	96,879	0.0
2,327		Royal Gold, Inc.	191,093	0.1
11,589		RPM International, Inc.	607,495	0.2
3,830		Scotts Miracle-Gro Co.	409,772	0.1
8,843		Sealed Air Corp.	435,960	0.1
7,152		Silgan Holdings, Inc.	210,197	0.1
7,061		Southern Copper Corp.	335,044	0.1
2,840		Steel Dynamics, Inc.	122,489	0.0
11,811		Vulcan Materials Co.	1,516,178	0.5
1,718		Westlake Chemical Corp.	183,019	0.1
6,572		WR Grace & Co.	460,894	0.1
			19,156,319	6.3

		Real Estate: 3.3%
2,230		Boston Properties, Inc.	289,967	0.1
12,449	(1)	CBRE Group, Inc.	539,166	0.2
3,272		Coresite Realty Corp.	372,681	0.1
11,788		CubeSmart	340,909	0.1
7,636		CyrusOne, Inc.	454,571	0.1
15,043		Digital Realty Trust, Inc.	1,713,398	0.6
12,416		Douglas Emmett, Inc.	509,801	0.2
7,846		Equity Lifestyle Properties, Inc.	698,451	0.2
9,960		Extra Space Storage, Inc.	871,002	0.3
2,686		Federal Realty Investment Trust	356,728	0.1
6,218		Gaming and Leisure Properties, Inc.	230,066	0.1
1,564		Hudson Pacific Properties, Inc.	53,567	0.0
23,346		Iron Mountain, Inc.	880,845	0.3
7,145		Lamar Advertising Co.	530,445	0.2
1,907		Outfront Media, Inc.	44,242	0.0
11,592	(1)	SBA Communications Corp.	1,893,669	0.6
605	(2)	Tanger Factory Outlet Centers, Inc.	16,038	0.0
2,822		Taubman Centers, Inc.	184,643	0.1
			9,980,189	3.3

		Telecommunication Services: 0.2%
17,931	(1)	Zayo Group Holdings, Inc.	659,861	0.2

		Utilities: 0.1%
5,693		NRG Energy, Inc.	162,137	0.1

	Total Common Stock
	(Cost $163,371,030)		300,314,576	98.7
Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 3.8%
	Securities Lending Collateral(4): 2.8%
2,058,585	Barclays Capital, Inc., Repurchase Agreement dated 12/29/17, 1.37%, due 01/02/18 (Repurchase Amount $2,058,894, collateralized by various U.S. Government Securities, 0.000%-2.250%, Market Value plus accrued interest $2,099,757, due 05/15/20-08/15/47)	2,058,585	0.7
2,058,585	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $2,058,903, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $2,099,757, due 01/31/18-06/20/63)	2,058,585	0.6
433,020	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $433,088, collateralized by various U.S. Government and U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $441,680, due 01/11/18-12/01/51)	433,020	0.1
2,058,585	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $2,058,910, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $2,099,757, due 02/15/43-02/15/44)	2,058,585	0.7

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Growth Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

2,058,585	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $2,058,953, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $2,115,751, due 01/15/19-02/15/46)	2,058,585	0.7
		8,667,360	2.8

Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.0%
3,034,000	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $3,034,000)	3,034,000	1.0

	Total Short-Term Investments
	(Cost $11,701,360)	11,701,360	3.8

	Total Investments in Securities (Cost $175,072,390)	$312,015,936	102.5
	Liabilities in Excess of Other Assets	(7,607,106)	(2.5)
	Net Assets	$304,408,830	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Investment in affiliate
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.2%
		Consumer Discretionary: 14.3%
25,383		Adient plc	1,997,642	0.1
19,188		Advance Auto Parts, Inc.	1,912,852	0.1
13,230	(1)	AMC Networks, Inc.	715,478	0.0
65,537		Aramark	2,801,051	0.1
15,597	(1)	Autonation, Inc.	800,594	0.0
7,409	(1)	Autozone, Inc.	5,270,540	0.3
37,007		Bed Bath & Beyond, Inc.	813,784	0.0
69,402		Best Buy Co., Inc.	4,751,955	0.2
57,117		BorgWarner, Inc.	2,918,108	0.2
14,449	(1)	Bright Horizons Family Solutions, Inc.	1,358,206	0.1
23,595		Brunswick Corp.	1,302,916	0.1
18,316	(1)	Burlington Stores, Inc.	2,253,417	0.1
1,268		Cable One, Inc.	891,848	0.1
21,768		CalAtlantic Group, Inc.	1,227,498	0.1
49,353	(1)	Carmax, Inc.	3,165,008	0.2
12,613		Carter's, Inc.	1,481,901	0.1
6,828	(1)	Chipotle Mexican Grill, Inc.	1,973,497	0.1
9,005		Choice Hotels International, Inc.	698,788	0.0
28,655		Cinemark Holdings, Inc.	997,767	0.1
33,637		Darden Restaurants, Inc.	3,229,825	0.2
72,349	(1)	Delphi Automotive PLC	6,137,366	0.3
24,120	(1)	Delphi Technologies PLC	1,265,576	0.1
22,248		Dick's Sporting Goods, Inc.	639,408	0.0
40,876	(1),(2)	Discovery Communications, Inc. - Class A	914,805	0.1
55,159	(1)	Discovery Communications, Inc. - Class C	1,167,716	0.1
74,405		Dollar General Corp.	6,920,409	0.4
62,214	(1)	Dollar Tree, Inc.	6,676,184	0.3
11,775		Domino's Pizza, Inc.	2,225,004	0.1
92,196		D.R. Horton, Inc.	4,708,450	0.2
24,322		Dunkin' Brands Group, Inc.	1,568,039	0.1
33,139		Expedia, Inc.	3,969,058	0.2
51,596		Extended Stay America, Inc.	980,324	0.1
5,968	(1)	Floor & Decor Holdings, Inc.	290,522	0.0
33,326		Foot Locker, Inc.	1,562,323	0.1
26,782		GameStop Corp.	480,737	0.0
64,124		Gap, Inc.	2,184,063	0.1
32,585		Garmin Ltd.	1,941,088	0.1
76,241		Gentex Corp.	1,597,249	0.1
38,814		Genuine Parts Co.	3,687,718	0.2
66,521		Goodyear Tire & Rubber Co.	2,149,294	0.1
1,156		Graham Holdings Co.	645,453	0.0
55,860		H&R Block, Inc.	1,464,649	0.1
97,964	(2)	Hanesbrands, Inc.	2,048,427	0.1
45,413		Harley-Davidson, Inc.	2,310,613	0.1
30,658		Hasbro, Inc.	2,786,506	0.1

18,605	(1)	Hilton Grand Vacations, Inc.	780,480	0.0
58,608		Hilton Worldwide Holdings, Inc.	4,680,435	0.2
12,366	(1)	Hyatt Hotels Corp.	909,396	0.1
29,166		International Game Technology PLC	773,191	0.0
104,527		Interpublic Group of Cos., Inc.	2,107,264	0.1
11,958		John Wiley & Sons, Inc.	786,238	0.0
45,333		Kohl's Corp.	2,458,409	0.1
64,858		L Brands, Inc.	3,905,749	0.2
18,336		Lear Corp.	3,239,238	0.2
35,626		Leggett & Platt, Inc.	1,700,429	0.1
53,818		Lennar Corp. - Class A	3,403,450	0.2
3,756		Lennar Corp. - Class B	194,110	0.0
24,016	(1)	Liberty Media Corp. - SiriusXM A	952,475	0.1
48,213	(1)	Liberty Media Corp. - SiriusXM C	1,912,128	0.1
6,893	(1)	Liberty Broadband Corp. - A	586,250	0.0
28,053	(1)	Liberty Broadband Corp. - C	2,388,993	0.1
14,578	(1)	Liberty Expedia Holdings, Inc.	646,243	0.0
120,653	(1)	Liberty Interactive Corp. QVC Group	2,946,346	0.2
6,747	(1)	Liberty Media Group-A	220,762	0.0
50,417	(1)	Liberty Media Group-C	1,722,245	0.1
21,479	(1)	Liberty Ventures	1,165,021	0.1
14,078	(1),(2)	Lions Gate Entertainment Corp. - A	475,977	0.0
27,462	(1)	Lions Gate Entertainment Corp. - B	871,644	0.0
36,135	(1)	Live Nation Entertainment, Inc.	1,538,267	0.1
82,862	(1)	LKQ Corp.	3,369,998	0.2
25,787	(1)	Lululemon Athletica, Inc.	2,026,600	0.1
82,463		Macy's, Inc.	2,077,243	0.1
4,966	(1)	Madison Square Garden Co.	1,047,081	0.1
92,596		Mattel, Inc.	1,424,126	0.1
134,852		MGM Resorts International	4,502,708	0.2
38,782	(1)	Michael Kors Holdings Ltd.	2,441,327	0.1
29,928	(1)	Michaels Cos, Inc.	723,958	0.0
16,711	(1)	Mohawk Industries, Inc.	4,610,565	0.2
8,791	(1)	Murphy USA, Inc.	706,445	0.0
131,577		Newell Brands, Inc.	4,065,729	0.2
102,837		News Corp - Class A	1,666,988	0.1
32,730		News Corp - Class B	543,318	0.0
31,552		Nordstrom, Inc.	1,494,934	0.1
50,045	(1)	Norwegian Cruise Line Holdings Ltd.	2,664,896	0.1
895	(1)	NVR, Inc.	3,139,857	0.2
62,414		Omnicom Group	4,545,612	0.2
22,550	(1)	O'Reilly Automotive, Inc.	5,424,177	0.3
9,619		Penske Auto Group, Inc.	460,269	0.0
15,902	(2)	Polaris Industries, Inc.	1,971,689	0.1
10,529		Pool Corp.	1,365,085	0.1
73,235		Pulte Group, Inc.	2,435,064	0.1
20,946		PVH Corp.	2,874,001	0.2
14,954		Ralph Lauren Corp.	1,550,580	0.1

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

30,428		Regal Entertainment Group	700,148	0.0
102,051		Ross Stores, Inc.	8,189,593	0.4
46,370		Royal Caribbean Cruises Ltd.	5,531,014	0.3
34,677	(1)	Sally Beauty Holdings, Inc.	650,541	0.0
23,244		Scripps Networks Interactive - Class A	1,984,573	0.1
49,038		Service Corp. International	1,830,098	0.1
36,259	(1)	ServiceMaster Global Holdings, Inc.	1,858,999	0.1
16,286	(2)	Signet Jewelers Ltd.	920,973	0.1
393,625	(2)	Sirius XM Holdings, Inc.	2,109,830	0.1
17,770		Six Flags Entertainment Corp.	1,182,949	0.1
35,337	(1)	Skechers USA, Inc.	1,337,152	0.1
76,930		Tapestry, Inc.	3,402,614	0.2
57,953		TEGNA, Inc.	815,978	0.0
12,511	(1)	Tempur Sealy International, Inc.	784,315	0.0
13,316		Thor Industries, Inc.	2,006,988	0.1
29,138		Tiffany & Co.	3,028,895	0.2
39,827		Toll Brothers, Inc.	1,912,493	0.1
33,911		Tractor Supply Co.	2,534,847	0.1
21,447		Tribune Media Co.	910,854	0.1
29,189	(1),(2)	TripAdvisor, Inc.	1,005,853	0.1
13,650		Tupperware Brands Corp.	855,855	0.0
15,772	(1)	Ulta Beauty, Inc.	3,527,566	0.2
49,638	(1),(2)	Under Armour, Inc. - Class A	716,276	0.0
50,376	(1),(2)	Under Armour, Inc. - Class C	671,008	0.0
21,922	(1)	Urban Outfitters, Inc.	768,585	0.0
10,807		Vail Resorts, Inc.	2,296,163	0.1
88,021		VF Corp.	6,513,554	0.3
2,746		Viacom, Inc.	95,835	0.0
94,927		Viacom, Inc. - Class B	2,924,701	0.2
8,432	(1)	Visteon Corp.	1,055,180	0.1
10,345	(1)	Wayfair, Inc.	830,393	0.0
49,782		Wendy's Company	817,420	0.0
18,986		Whirlpool Corp.	3,201,799	0.2
22,882	(2)	Williams-Sonoma, Inc.	1,182,999	0.1
26,782		Wyndham Worldwide Corp.	3,103,230	0.2
21,572		Wynn Resorts Ltd.	3,636,823	0.2
99,614		Yum China Holdings, Inc.	3,986,552	0.2
			277,263,292	14.3

		Consumer Staples: 4.1%
25,192	(1)	Blue Buffalo Pet Products, Inc.	826,046	0.0
14,618		Brown-Forman Corp. - Class A	982,914	0.1
47,651		Brown-Forman Corp. - Class B	3,272,194	0.2
37,891		Bunge Ltd.	2,541,728	0.1
47,712		Campbell Soup Co.	2,295,424	0.1
10,255		Casey's General Stores, Inc.	1,147,945	0.1
67,238		Church & Dwight Co., Inc.	3,373,331	0.2
34,863		Clorox Co.	5,185,523	0.3
105,075		Conagra Brands, Inc.	3,958,175	0.2

126,092		Coty, Inc - Class A	2,507,970	0.1
48,940		Dr Pepper Snapple Group, Inc.	4,750,116	0.3
15,449	(1)	Edgewell Personal Care Co.	917,516	0.1
16,223		Energizer Holdings, Inc.	778,380	0.0
47,658		Flowers Foods, Inc.	920,276	0.1
27,453	(1)	Hain Celestial Group, Inc.	1,163,733	0.1
17,307	(1),(2)	Herbalife Ltd.	1,172,030	0.1
37,122		Hershey Co.	4,213,718	0.2
72,728		Hormel Foods Corp.	2,646,572	0.1
19,245		Ingredion, Inc.	2,690,451	0.1
29,651		JM Smucker Co.	3,683,840	0.2
65,932		Kellogg Co.	4,482,057	0.2
39,498		Lamb Weston Holdings, Inc.	2,229,662	0.1
32,428		McCormick & Co., Inc.	3,304,738	0.2
46,630		Molson Coors Brewing Co.	3,826,924	0.2
13,915		Nu Skin Enterprises, Inc.	949,420	0.1
14,272	(1)	Pilgrim's Pride Corp.	443,288	0.0
31,893		Pinnacle Foods, Inc.	1,896,677	0.1
17,504	(1)	Post Holdings, Inc.	1,386,842	0.1
284,094	(1),(2)	Rite Aid Corp.	559,665	0.0
71		Seaboard Corp.	313,110	0.0
6,515		Spectrum Brands Holdings, Inc.	732,286	0.0
35,102	(1)	Sprouts Farmers Market, Inc.	854,734	0.0
14,905	(1)	TreeHouse Foods, Inc.	737,201	0.0
75,267		Tyson Foods, Inc.	6,101,896	0.3
55,091	(1)	US Foods Holding Corp.	1,759,056	0.1
			78,605,438	4.1

		Energy: 5.7%
42,130		Andeavor	4,817,144	0.2
62,263	(1)	Antero Resources Corp.	1,182,997	0.1
102,847		Apache Corp.	4,342,200	0.2
114,886		Baker Hughes a GE Co.	3,634,993	0.2
124,256		Cabot Oil & Gas Corp.	3,553,722	0.2
35,626	(1)	Centennial Resource Development, Inc./DE	705,395	0.0
55,139	(1)	Cheniere Energy, Inc.	2,968,684	0.2
243,934	(1),(2)	Chesapeake Energy Corp.	965,979	0.0
25,334		Cimarex Energy Co.	3,091,001	0.2
61,446	(1)	CNX Resources Corp.	898,955	0.0
39,807	(1)	Concho Resources, Inc./Midland TX	5,979,807	0.3
7,653	(1)	CONSOL Energy, Inc.	302,370	0.0
23,526	(1)	Continental Resources, Inc.	1,246,172	0.1
141,969		Devon Energy Corp.	5,877,517	0.3
26,473	(1)	Diamondback Energy, Inc.	3,342,216	0.2
26,180	(1)	Energen Corp.	1,507,183	0.1
63,508		EQT Corp.	3,614,875	0.2
32,433	(1),(2)	Extraction Oil & Gas, Inc.	464,116	0.0
42,895	(1)	Gulfport Energy Corp.	547,340	0.0
28,612	(2)	Helmerich & Payne, Inc.	1,849,480	0.1
76,448		Hess Corp.	3,628,986	0.2
47,800		HollyFrontier Corp.	2,448,316	0.1
62,291	(1)	Kosmos Energy LLC	426,693	0.0
43,702	(1)	Laredo Petroleum, Inc.	463,678	0.0
229,316		Marathon Oil Corp.	3,882,320	0.2

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

130,920		Marathon Petroleum Corp.	8,638,102	0.4
43,999		Murphy Oil Corp.	1,366,169	0.1
83,353		Nabors Industries Ltd.	569,301	0.0
102,728		National Oilwell Varco, Inc.	3,700,263	0.2
53,673	(1)	Newfield Exploration Co.	1,692,310	0.1
130,044		Noble Energy, Inc.	3,789,482	0.2
26,458		Oceaneering International, Inc.	559,322	0.0
96,585		Oneok, Inc.	5,162,468	0.3
63,165	(1)	Parsley Energy, Inc.	1,859,578	0.1
56,157		Patterson-UTI Energy, Inc.	1,292,173	0.1
29,523		PBF Energy, Inc.	1,046,590	0.1
64,610	(1)	QEP Resources, Inc.	618,318	0.0
61,628		Range Resources Corp.	1,051,374	0.1
15,678	(2)	RPC, Inc.	400,259	0.0
35,429	(1)	RSP Permian, Inc.	1,441,252	0.1
29,844		SM Energy Co.	658,955	0.0
136,139	(1)	Southwestern Energy Co.	759,656	0.0
57,262		Targa Resources Corp.	2,772,626	0.1
105,773	(1)	Transocean Ltd.	1,129,656	0.1
238,329	(1)	Weatherford International PLC	993,832	0.1
24,307	(1),(2)	Whiting Petroleum Corp.	643,649	0.0
223,518		Williams Cos., Inc.	6,815,064	0.4
17,931		World Fuel Services Corp.	504,578	0.0
106,784	(1)	WPX Energy, Inc.	1,502,451	0.1
			110,709,567	5.7

		Financials: 14.5%
14,962		Affiliated Managers Group, Inc.	3,070,950	0.2
105,518		AGNC Investment Corp.	2,130,408	0.1
4,010	(1)	Alleghany Corp.	2,390,321	0.1
119,732		Ally Financial, Inc.	3,491,385	0.2
18,958		American Financial Group, Inc.	2,057,701	0.1
2,018		American National Insurance Co.	258,808	0.0
39,913		Ameriprise Financial, Inc.	6,764,056	0.3
308,537		Annaly Capital Management, Inc.	3,668,505	0.2
33,048	(1)	Arch Capital Group Ltd.	2,999,767	0.2
48,004		Arthur J. Gallagher & Co.	3,037,693	0.2
16,022		Aspen Insurance Holdings Ltd.	650,493	0.0
40,863		Associated Banc-Corp.	1,037,920	0.1
14,484		Assurant, Inc.	1,460,567	0.1
31,232		Assured Guaranty Ltd.	1,057,828	0.1
28,966	(1)	Athene Holding Ltd.	1,497,832	0.1
22,105		Axis Capital Holdings Ltd.	1,110,997	0.1
11,358		Bank of Hawaii Corp.	973,381	0.0
32,467		Bank of the Ozarks, Inc.	1,573,026	0.1
28,072		BankUnited, Inc.	1,143,092	0.1
62,674		BGC Partners, Inc.	947,004	0.0
6,730		BOK Financial Corp.	621,314	0.0
31,667		Brown & Brown, Inc.	1,629,584	0.1
29,779		Cboe Global Markets, Inc.	3,710,166	0.2

50,499		Chimera Investment Corp.	933,222	0.0
41,528		Cincinnati Financial Corp.	3,113,354	0.2
35,398		CIT Group, Inc.	1,742,644	0.1
133,004		Citizens Financial Group, Inc.	5,583,508	0.3
7,276		CNA Financial Corp.	385,992	0.0
46,811		Comerica, Inc.	4,063,663	0.2
25,295		Commerce Bancshares, Inc.	1,412,473	0.1
3,020	(1)	Credit Acceptance Corp.	976,910	0.1
15,165		Cullen/Frost Bankers, Inc.	1,435,367	0.1
97,853		Discover Financial Services	7,526,853	0.4
72,915	(1)	E*Trade Financial Corp.	3,614,397	0.2
38,797		East West Bancorp, Inc.	2,360,022	0.1
30,215		Eaton Vance Corp.	1,703,824	0.1
6,652		Erie Indemnity Co.	810,480	0.0
10,963		Everest Re Group Ltd.	2,425,673	0.1
10,402		Factset Research Systems, Inc.	2,005,090	0.1
25,626		Federated Investors, Inc.	924,586	0.0
190,800		Fifth Third Bancorp	5,788,872	0.3
28,993		First American Financial Corp.	1,624,768	0.1
14,344		First Hawaiian, Inc.	418,558	0.0
78,512		First Horizon National Corp.	1,569,455	0.1
43,279		First Republic Bank	3,749,693	0.2
86,609		FNB Corp.	1,196,936	0.1
70,702		FNF Group	2,774,346	0.1
11,443		Hanover Insurance Group, Inc.	1,236,759	0.1
95,782		Hartford Financial Services Group, Inc.	5,390,611	0.3
291,789		Huntington Bancshares, Inc.	4,248,448	0.2
18,701		Interactive Brokers Group, Inc.	1,107,286	0.1
108,471		Invesco Ltd.	3,963,530	0.2
289,288		Keycorp	5,834,939	0.3
31,674		Lazard Ltd.	1,662,885	0.1
22,191		Legg Mason, Inc.	931,578	0.0
87,332		Leucadia National Corp.	2,313,425	0.1
59,024		Lincoln National Corp.	4,537,175	0.2
75,141		Loews Corp.	3,759,304	0.2
23,809		LPL Financial Holdings, Inc.	1,360,446	0.1
38,213		M&T Bank Corp.	6,534,041	0.3
3,683	(1)	Markel Corp.	4,195,416	0.2
9,899		MarketAxess Holdings, Inc.	1,997,123	0.1
7,357		Mercury General Corp.	393,158	0.0
106,384		MFA Financial, Inc.	842,561	0.0
44,895		Moody's Corp.	6,626,951	0.3
5,114		Morningstar, Inc.	495,905	0.0
23,993		MSCI, Inc. - Class A	3,036,074	0.2
30,773		Nasdaq, Inc.	2,364,290	0.1
70,367		Navient Corp.	937,288	0.0
82,863		New Residential Investment Corp.	1,481,590	0.1
128,335		New York Community Bancorp., Inc.	1,670,922	0.1
56,447		Northern Trust Corp.	5,638,491	0.3

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

65,763		Old Republic International Corp.	1,406,013	0.1
17,089	(1)	OneMain Holdings, Inc.	444,143	0.0
34,328		PacWest Bancorp	1,730,131	0.1
92,359		People's United Financial, Inc.	1,727,113	0.1
19,112		Pinnacle Financial Partners, Inc.	1,267,126	0.1
27,131		Popular, Inc.	962,879	0.0
71,999		Principal Financial Group, Inc.	5,080,249	0.3
14,168		ProAssurance Corp.	809,701	0.0
156,554		Progressive Corp.	8,817,121	0.5
17,895		Prosperity Bancshares, Inc.	1,253,903	0.1
34,698		Raymond James Financial, Inc.	3,098,531	0.2
313,358		Regions Financial Corp.	5,414,826	0.3
17,322		Reinsurance Group of America, Inc.	2,701,019	0.1
10,800		RenaissanceRe Holdings Ltd.	1,356,372	0.1
39,839		Santander Consumer USA Holdings, Inc.	741,802	0.0
36,125		SEI Investments Co.	2,595,942	0.1
14,575	(1)	Signature Bank	2,000,565	0.1
116,348	(1)	SLM Corp.	1,314,732	0.1
68,820		Starwood Property Trust, Inc.	1,469,307	0.1
128,608		SunTrust Banks, Inc.	8,306,791	0.4
14,152	(1)	SVB Financial Group	3,308,313	0.2
211,931		Synchrony Financial	8,182,656	0.4
31,926		Synovus Financial Corp.	1,530,532	0.1
63,595		T. Rowe Price Group, Inc.	6,673,023	0.3
42,852		TCF Financial Corp.	878,466	0.0
68,498		TD Ameritrade Holding Corp.	3,502,303	0.2
14,139		TFS Financial Corp.	211,237	0.0
31,139		Torchmark Corp.	2,824,619	0.1
46,739		Two Harbors Investment Corp.	759,976	0.0
60,947		Unum Group	3,345,381	0.2
20,805		Validus Holdings Ltd.	976,171	0.1
48,566	(3)	Voya Financial, Inc.	2,402,560	0.1
24,701		Webster Financial Corp.	1,387,208	0.1
26,304	(1)	Western Alliance Bancorp.	1,489,332	0.1
963		White Mountains Insurance Group Ltd.	819,783	0.0
34,169		Willis Towers Watson PLC	5,148,927	0.3
25,701		WR Berkley Corp.	1,841,477	0.1
67,959		XL Group Ltd.	2,389,438	0.1
53,312		Zions Bancorp.	2,709,849	0.1
			280,863,197	14.5

		Health Care: 9.4%
11,070	(1)	Abiomed, Inc.	2,074,629	0.1
21,196	(1)	Acadia Healthcare Co., Inc.	691,625	0.0
26,512	(1),(2)	Acadia Pharmaceuticals, Inc.	798,276	0.0
87,150		Agilent Technologies, Inc.	5,836,435	0.3
11,184	(1)	Agios Pharmaceuticals, Inc.	639,389	0.0

24,156	(1)	Akorn, Inc.	778,548	0.0
21,449	(1)	Align Technology, Inc.	4,765,753	0.3
41,079	(1)	Alkermes PLC	2,248,254	0.1
23,192	(1)	Alnylam Pharmaceuticals, Inc.	2,946,544	0.2
42,913		AmerisourceBergen Corp.	3,940,272	0.2
10,641	(1)	Athenahealth, Inc.	1,415,679	0.1
9,950		Becton Dickinson & Co.	2,129,876	0.1
47,092	(1)	BioMarin Pharmaceutical, Inc.	4,199,194	0.2
5,652	(1)	Bio-Rad Laboratories, Inc.	1,348,963	0.1
9,961		Bio-Techne Corp.	1,290,448	0.1
29,237	(1)	Bioverativ, Inc.	1,576,459	0.1
49,719	(1)	Brookdale Senior Living, Inc.	482,274	0.0
27,429		Bruker Corp.	941,363	0.1
85,412		Cardinal Health, Inc.	5,233,193	0.3
45,916	(1)	Centene Corp.	4,632,006	0.2
77,719	(1)	Cerner Corp.	5,237,483	0.3
12,697	(1)	Charles River Laboratories International, Inc.	1,389,687	0.1
13,053		Cooper Cos., Inc.	2,843,988	0.2
41,303	(1)	DaVita, Inc.	2,984,142	0.2
60,860		Dentsply Sirona, Inc.	4,006,414	0.2
23,086	(1)	DexCom, Inc.	1,324,905	0.1
56,456	(1)	Edwards Lifesciences Corp.	6,363,156	0.3
60,203	(1)	Endo International PLC	466,573	0.0
32,318	(1)	Envision Healthcare Corp.	1,116,910	0.1
77,985	(1)	Exelixis, Inc.	2,370,744	0.1
42,686	(1)	Henry Schein, Inc.	2,982,898	0.2
17,746		Hill-Rom Holdings, Inc.	1,495,810	0.1
75,253	(1)	Hologic, Inc.	3,217,066	0.2
23,555	(1)	IDEXX Laboratories, Inc.	3,683,531	0.2
39,354	(1)	Illumina, Inc.	8,598,455	0.4
46,883	(1)	Incyte Corp., Ltd.	4,440,289	0.2
4,876	(1),(2)	Intercept Pharmaceuticals, Inc.	284,856	0.0
16,179	(1),(2)	Intrexon Corp.	186,382	0.0
33,318	(1)	Ionis Pharmaceuticals, Inc.	1,675,895	0.1
43,052	(1)	IQVIA Holdings, Inc.	4,214,791	0.2
18,479	(1)	Juno Therapeutics, Inc.	844,675	0.0
27,576	(1)	Laboratory Corp. of America Holdings	4,398,648	0.2
9,818	(1)	LifePoint Health, Inc.	488,936	0.0
25,526	(1),(2)	Mallinckrodt PLC - W/I	575,867	0.0
24,610	(1)	Mednax, Inc.	1,315,158	0.1
6,840	(1)	Mettler Toledo International, Inc.	4,237,517	0.2
144,046	(1)	Mylan NV	6,094,586	0.3
23,561	(1)	Neurocrine Biosciences, Inc.	1,828,098	0.1
89,419	(1),(2)	Opko Health, Inc.	438,153	0.0
21,992		Patterson Cos., Inc.	794,571	0.0
29,544		PerkinElmer, Inc.	2,160,257	0.1
35,551		Perrigo Co. PLC	3,098,625	0.2
15,233	(1)	Premier, Inc.	444,651	0.0
60,989		QIAGEN NV	1,886,390	0.1
36,934		Quest Diagnostics, Inc.	3,637,630	0.2
37,668		Resmed, Inc.	3,190,103	0.2
25,822	(1)	Seattle Genetics, Inc.	1,381,477	0.1
22,586		STERIS PLC	1,975,597	0.1

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

12,150		Teleflex, Inc.	3,023,163	0.2
10,009	(1),(2)	Tesaro, Inc.	829,446	0.0
11,586	(1)	United Therapeutics Corp.	1,714,149	0.1
23,149		Universal Health Services, Inc.	2,623,939	0.1
24,823	(1)	Varian Medical Systems, Inc.	2,759,076	0.1
29,293	(1)	Veeva Systems, Inc.	1,619,317	0.1
20,575	(1)	Waters Corp.	3,974,884	0.2
11,999	(1)	WellCare Health Plans, Inc.	2,413,119	0.1
19,765		West Pharmaceutical Services, Inc.	1,950,213	0.1
54,530		Zimmer Biomet Holdings, Inc.	6,580,135	0.3
132,875		Zoetis, Inc.	9,572,315	0.5
			182,703,850	9.4

		Industrials: 14.3%
11,283		Acuity Brands, Inc.	1,985,808	0.1
41,867	(1)	Aecom Technology Corp.	1,555,359	0.1
17,984		AGCO Corp.	1,284,597	0.1
26,039		Air Lease Corp.	1,252,216	0.1
32,488		Alaska Air Group, Inc.	2,388,193	0.1
25,737		Allegion Public Ltd.	2,047,636	0.1
33,613		Allison Transmission Holdings, Inc.	1,447,712	0.1
1,357		Amerco, Inc.	512,824	0.0
116,969		American Airlines Group, Inc.	6,085,897	0.3
61,291		Ametek, Inc.	4,441,759	0.2
38,835		AO Smith Corp.	2,379,809	0.1
115,200		Arconic, Inc.	3,139,200	0.2
11,891	(1)	Armstrong World Industries, Inc.	720,000	0.0
25,290		BWX Technologies, Inc.	1,529,792	0.1
16,412		Carlisle Cos., Inc.	1,865,224	0.1
37,843		CH Robinson Worldwide, Inc.	3,371,433	0.2
23,201		Cintas Corp.	3,615,412	0.2
14,141	(1)	Clean Harbors, Inc.	766,442	0.0
23,851	(1)	Colfax Corp.	944,977	0.0
8,391		Copa Holdings S.A.- Class A	1,124,897	0.1
53,553	(1)	Copart, Inc.	2,312,954	0.1
13,462		Crane Co.	1,201,080	0.1
42,927		Cummins, Inc.	7,582,625	0.4
35,085		Donaldson Co., Inc.	1,717,411	0.1
41,781		Dover Corp.	4,219,463	0.2
9,975		Dun & Bradstreet Corp.	1,181,140	0.1
32,160		Equifax, Inc.	3,792,307	0.2
47,869		Expeditors International Washington, Inc.	3,096,646	0.2
78,055		Fastenal Co.	4,268,828	0.2
35,205		Flowserve Corp.	1,483,187	0.1
37,732		Fluor Corp.	1,948,858	0.1
82,935		Fortive Corp.	6,000,347	0.3
40,889		Fortune Brands Home & Security, Inc.	2,798,443	0.1
17,524	(1)	Gardner Denver Holdings, Inc.	594,589	0.0
16,441	(1)	Genesee & Wyoming, Inc.	1,294,400	0.1
44,595		Graco, Inc.	2,016,586	0.1
32,165		Harris Corp.	4,556,172	0.2

50,431	(1)	HD Supply Holdings, Inc.	2,018,753	0.1
6,601		Heico Corp.	622,804	0.0
12,997		Heico Corp. - Class A	1,027,413	0.1
24,137		Hexcel Corp.	1,492,873	0.1
14,727		Hubbell, Inc.	1,993,152	0.1
12,052		Huntington Ingalls Industries, Inc.	2,840,656	0.1
20,598		IDEX Corp.	2,718,318	0.1
103,766	(1)	IHS Markit Ltd.	4,685,035	0.2
67,437		Ingersoll-Rand PLC - Class A	6,014,706	0.3
23,936		ITT, Inc.	1,277,464	0.1
32,253		Jacobs Engineering Group, Inc.	2,127,408	0.1
23,352		JB Hunt Transport Services, Inc.	2,685,013	0.1
86,538	(1)	JetBlue Airways Corp.	1,933,259	0.1
27,852		Kansas City Southern	2,930,587	0.2
36,461		KAR Auction Services, Inc.	1,841,645	0.1
14,368	(1)	Kirby Corp.	959,782	0.0
20,949		L3 Technologies, Inc.	4,144,760	0.2
11,267		Landstar System, Inc.	1,172,895	0.1
10,337		Lennox International, Inc.	2,152,784	0.1
15,862		Lincoln Electric Holdings, Inc.	1,452,642	0.1
21,560		Macquarie Infrastructure Co. LLC	1,384,152	0.1
18,068		Manpowergroup, Inc.	2,278,555	0.1
84,922		Masco Corp.	3,731,473	0.2
14,847	(1)	Middleby Corp.	2,003,603	0.1
11,734		MSC Industrial Direct Co.	1,134,208	0.1
96,484		Nielsen Holdings PLC	3,512,018	0.2
15,522		Nordson Corp.	2,272,421	0.1
16,509		Old Dominion Freight Line	2,171,759	0.1
15,489		Orbital ATK, Inc.	2,036,804	0.1
20,111		Oshkosh Corp.	1,827,889	0.1
29,935		Owens Corning, Inc.	2,752,224	0.1
92,658		Paccar, Inc.	6,586,131	0.3
35,723		Parker Hannifin Corp.	7,129,596	0.4
44,745		Pentair PLC	3,159,892	0.2
50,276		Pitney Bowes, Inc.	562,086	0.0
39,926	(1)	Quanta Services, Inc.	1,561,506	0.1
12,022		Regal Beloit Corp.	920,885	0.0
62,087		Republic Services, Inc.	4,197,702	0.2
33,271		Robert Half International, Inc.	1,847,871	0.1
34,685		Rockwell Automation, Inc.	6,810,400	0.4
43,813		Rockwell Collins, Inc.	5,941,919	0.3
25,799		Rollins, Inc.	1,200,427	0.1
27,160		Roper Technologies, Inc.	7,034,440	0.4
14,177		Ryder System, Inc.	1,193,278	0.1
45,647	(1)	Sensata Technologies Holdings N.V.	2,333,018	0.1
15,283		Snap-On, Inc.	2,663,827	0.1
31,245		Spirit Aerosystems Holdings, Inc.	2,726,126	0.1
18,718	(1)	Spirit Airlines, Inc.	839,502	0.0
41,313		Stanley Black & Decker, Inc.	7,010,403	0.4
22,290	(1)	Stericycle, Inc.	1,515,497	0.1

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

9,403	(1)	Teledyne Technologies, Inc.	1,703,353	0.1
20,972		Terex Corp.	1,011,270	0.1
71,609		Textron, Inc.	4,052,353	0.2
18,649		Timken Co.	916,598	0.0
28,447		Toro Co.	1,855,598	0.1
13,062		TransDigm Group, Inc.	3,587,086	0.2
42,525	(1)	TransUnion	2,337,174	0.1
40,556		Trinity Industries, Inc.	1,519,228	0.1
72,659	(1)	United Continental Holdings, Inc.	4,897,217	0.3
22,789	(1)	United Rentals, Inc.	3,917,657	0.2
30,630	(1)	Univar, Inc.	948,305	0.0
22,982	(1),(2)	USG Corp.	886,186	0.0
5,970		Valmont Industries, Inc.	990,125	0.1
40,900	(1)	Verisk Analytics, Inc.	3,926,400	0.2
13,654	(1)	WABCO Holdings, Inc.	1,959,349	0.1
23,133	(2)	Wabtec Corp.	1,883,720	0.1
8,165		Watsco, Inc.	1,388,377	0.1
34,718	(1)	Welbilt, Inc.	816,220	0.0
12,663	(1)	Wesco International, Inc.	862,983	0.0
13,862		WW Grainger, Inc.	3,274,897	0.2
31,981	(1)	XPO Logistics, Inc.	2,929,140	0.1
48,395		Xylem, Inc.	3,300,539	0.2
			277,919,559	14.3

		Information Technology: 15.4%
227,150	(1),(2)	Advanced Micro Devices, Inc.	2,335,102	0.1
44,537	(1)	Akamai Technologies, Inc.	2,896,686	0.1
13,102		Alliance Data Systems Corp.	3,321,095	0.2
38,760		Amdocs Ltd.	2,538,005	0.1
80,710		Amphenol Corp.	7,086,338	0.4
98,855		Analog Devices, Inc.	8,801,061	0.5
23,033	(1)	ANSYS, Inc.	3,399,440	0.2
14,279	(1)	Arista Networks, Inc.	3,363,847	0.2
47,743	(1)	ARRIS International PLC	1,226,518	0.1
23,857	(1)	Arrow Electronics, Inc.	1,918,341	0.1
24,708	(1)	Atlassian Corp. PLC	1,124,708	0.1
56,066	(1)	Autodesk, Inc.	5,877,399	0.3
32,490		Avnet, Inc.	1,287,254	0.1
29,315	(1)	Black Knight, Inc.	1,294,257	0.1
38,364		Booz Allen Hamilton Holding Corp.	1,462,819	0.1
31,631		Broadridge Financial Solutions, Inc. ADR	2,865,136	0.1
85,042		CA, Inc.	2,830,198	0.1
74,820	(1)	Cadence Design Systems, Inc.	3,128,972	0.2
18,092	(1)	Cavium, Inc.	1,516,652	0.1
34,491		CDK Global, Inc.	2,458,518	0.1
40,318		CDW Corp.	2,801,698	0.1
40,787	(1)	Citrix Systems, Inc.	3,589,256	0.2
44,763		Cognex Corp.	2,737,705	0.1
6,596	(1)	Coherent, Inc.	1,861,523	0.1
50,921	(1)	CommScope Holding Co., Inc.	1,926,341	0.1
51,158	(1)	Conduent, Inc.	826,713	0.0
22,175	(1)	CoreLogic, Inc.	1,024,707	0.1
9,567	(1)	CoStar Group, Inc.	2,840,921	0.1
43,704		CSRA, Inc.	1,307,624	0.1
88,787		Cypress Semiconductor Corp.	1,353,114	0.1
55,361	(1)	Dell Technologies, Inc. Class V	4,499,742	0.2
14,782		Dolby Laboratories, Inc.	916,484	0.0
16,116		DST Systems, Inc.	1,000,320	0.1
76,468		DXC Technology Co.	7,256,813	0.4
12,709	(1)	EchoStar Corp.	761,269	0.0
13,539	(1)	Euronet Worldwide, Inc.	1,140,932	0.1
17,179	(1)	F5 Networks, Inc.	2,254,228	0.1
88,778		Fidelity National Information Services, Inc.	8,353,122	0.4
48,900	(1)	FireEye, Inc.	694,380	0.0
128,147	(1)	First Data Corp.	2,141,336	0.1
22,006	(1)	First Solar, Inc.	1,485,845	0.1
57,266	(1)	Fiserv, Inc.	7,509,291	0.4
24,057	(1)	FleetCor Technologies, Inc.	4,629,289	0.2
37,232		Flir Systems, Inc.	1,735,756	0.1
39,284	(1)	Fortinet, Inc.	1,716,318	0.1
23,650	(1)	Gartner, Inc.	2,912,498	0.1
40,988		Genpact Ltd.	1,300,959	0.1
40,980		Global Payments, Inc.	4,107,835	0.2
33,915	(1)	GoDaddy, Inc.	1,705,246	0.1
20,392	(1)	Guidewire Software, Inc.	1,514,310	0.1
18,823	(1)	IAC/InterActiveCorp	2,301,676	0.1
9,691	(1)	IPG Photonics Corp.	2,075,134	0.1
46,563		Jabil, Inc.	1,222,279	0.1
20,884		Jack Henry & Associates, Inc.	2,442,593	0.1
100,943		Juniper Networks, Inc.	2,876,876	0.1
49,840	(1)	Keysight Technologies, Inc.	2,073,344	0.1
42,357		KLA-Tencor Corp.	4,450,450	0.2
43,574		Lam Research Corp.	8,020,666	0.4
38,342		Leidos Holdings, Inc.	2,475,743	0.1
13,986		LogMeIn, Inc.	1,601,397	0.1
18,617	(1)	Manhattan Associates, Inc.	922,286	0.0
107,493		Marvell Technology Group Ltd.	2,307,875	0.1
9,951	(1),(2)	Match Group, Inc.	311,566	0.0
75,923		Maxim Integrated Products	3,969,254	0.2
61,511		Microchip Technology, Inc.	5,405,587	0.3
31,675	(1)	Microsemi Corp.	1,636,014	0.1
44,154		Motorola Solutions, Inc.	3,988,872	0.2
28,734		National Instruments Corp.	1,196,196	0.1
32,550	(1)	NCR Corp.	1,106,375	0.1
73,351		NetApp, Inc.	4,057,777	0.2
77,377	(1)	Nuance Communications, Inc.	1,265,114	0.1
112,558	(1)	ON Semiconductor Corp.	2,356,965	0.1
24,023	(1)	Palo Alto Networks, Inc.	3,481,894	0.2
65,693	(1),(2)	Pandora Media, Inc.	316,640	0.0
86,835		Paychex, Inc.	5,911,727	0.3
30,947	(1)	PTC, Inc.	1,880,649	0.1
34,153	(1)	Qorvo, Inc.	2,274,590	0.1
47,832	(1)	Red Hat, Inc.	5,744,623	0.3
55,501		Sabre Corp.	1,137,771	0.1
45,146	(1)	ServiceNow, Inc.	5,886,587	0.3
49,784		Skyworks Solutions, Inc.	4,726,991	0.2
37,594	(1)	Splunk, Inc.	3,114,287	0.2
65,599	(1)	Square, Inc.	2,274,317	0.1

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

46,475		SS&C Technologies Holdings, Inc.	1,881,308	0.1
9,847	(2)	Switch, Inc.	179,117	0.0
165,069		Symantec Corp.	4,631,836	0.2
40,438	(1)	Synopsys, Inc.	3,446,935	0.2
17,264	(1)	Tableau Software, Inc.	1,194,669	0.1
30,115	(1)	Take-Two Interactive Software, Inc.	3,306,025	0.2
32,605	(1)	Teradata Corp.	1,253,988	0.1
53,621		Teradyne, Inc.	2,245,111	0.1
48,977		Total System Services, Inc.	3,873,591	0.2
67,622	(1)	Trimble, Inc.	2,748,158	0.1
180,630	(1)	Twitter, Inc.	4,336,926	0.2
9,298	(1)	Tyler Technologies, Inc.	1,646,211	0.1
7,679	(1)	Ultimate Software Group, Inc.	1,675,788	0.1
11,218		Universal Display Corp.	1,936,788	0.1
43,328	(1),(2)	Vantiv, Inc.	3,186,774	0.2
23,012	(1),(2)	VeriSign, Inc.	2,633,493	0.1
29,306		Versum Materials, Inc.	1,109,232	0.1
80,058		Western Digital Corp.	6,367,013	0.3
124,109		Western Union Co.	2,359,312	0.1
10,567	(1)	WEX, Inc.	1,492,377	0.1
35,982	(1)	Workday, Inc.	3,660,809	0.2
61,945		Xerox Corp.	1,805,697	0.1
67,221		Xilinx, Inc.	4,532,040	0.2
14,096	(1)	Zebra Technologies Corp.	1,463,165	0.1
14,573	(1)	Zillow Group, Inc. - Class A	593,704	0.0
29,164	(1),(2)	Zillow Group, Inc. - Class C	1,193,391	0.1
207,675	(1)	Zynga, Inc.	830,700	0.0
			299,036,194	15.4

		Materials: 5.9%
29,781		Albemarle Corp.	3,808,692	0.2
49,877	(1)	Alcoa Corp.	2,686,874	0.1
16,524		Aptargroup, Inc.	1,425,691	0.1
5,010	(2)	Ardagh Group SA	105,711	0.0
16,720		Ashland Global Holdings, Inc.	1,190,464	0.1
23,826		Avery Dennison Corp.	2,736,654	0.1
57,336	(1)	Axalta Coating Systems Ltd.	1,855,393	0.1
93,474		Ball Corp.	3,537,991	0.2
24,357		Bemis Co., Inc.	1,164,021	0.1
34,940	(1)	Berry Plastics Group, Inc.	2,049,930	0.1
16,491		Cabot Corp.	1,015,681	0.0
36,595		Celanese Corp.	3,918,592	0.2
62,931		CF Industries Holdings, Inc.	2,677,085	0.1
49,849		Chemours Co.	2,495,441	0.1
34,947	(1)	Crown Holdings, Inc.	1,965,769	0.1
16,801		Domtar Corp.	831,985	0.0
12,649		Eagle Materials, Inc.	1,433,132	0.1
39,313		Eastman Chemical Co.	3,641,956	0.2
36,110		FMC Corp.	3,418,173	0.2
365,803	(1)	Freeport-McMoRan, Inc.	6,935,625	0.4
83,583		Graphic Packaging Holding Co.	1,291,357	0.1
54,201		Huntsman Corp.	1,804,351	0.1
21,335		International Flavors & Fragrances, Inc.	3,255,934	0.2
111,239		International Paper Co.	6,445,188	0.3

16,949		Martin Marietta Materials, Inc.	3,746,407	0.2
94,792		Mosaic Co.	2,432,363	0.1
1,990		NewMarket Corp.	790,806	0.0
144,285		Newmont Mining Corp.	5,413,573	0.3
86,228		Nucor Corp.	5,482,376	0.3
44,465		Olin Corp.	1,582,065	0.1
43,748	(1)	Owens-Illinois, Inc.	969,893	0.0
25,202		Packaging Corp. of America	3,038,101	0.2
59,601	(1)	Platform Specialty Products Corp.	591,242	0.0
19,110		Reliance Steel & Aluminum Co.	1,639,447	0.1
17,551		Royal Gold, Inc.	1,441,288	0.1
35,382		RPM International, Inc.	1,854,724	0.1
11,626		Scotts Miracle-Gro Co.	1,243,866	0.1
48,369		Sealed Air Corp.	2,384,592	0.1
19,991		Silgan Holdings, Inc.	587,535	0.0
26,433		Sonoco Products Co.	1,404,650	0.1
22,103		Southern Copper Corp.	1,048,787	0.1
61,532		Steel Dynamics, Inc.	2,653,875	0.1
83,397		Tahoe Resources, Inc.	399,472	0.0
47,045		United States Steel Corp.	1,655,513	0.1
55,197		Valvoline, Inc.	1,383,237	0.1
35,481		Vulcan Materials Co.	4,554,696	0.2
9,605		Westlake Chemical Corp.	1,023,221	0.0
67,835		WestRock Co.	4,287,850	0.2
18,374		WR Grace & Co.	1,288,569	0.1
			114,589,838	5.9

		Real Estate: 9.4%
25,538		Alexandria Real Estate Equities, Inc.	3,335,007	0.2
36,716		American Campus Communities, Inc.	1,506,457	0.1
64,680		American Homes 4 Rent	1,412,611	0.1
42,113		Apartment Investment & Management Co. - Class A	1,840,759	0.1
56,614		Apple Hospitality REIT, Inc.	1,110,201	0.1
37,191		AvalonBay Communities, Inc.	6,635,246	0.3
41,603		Boston Properties, Inc.	5,409,638	0.3
46,561		Brandywine Realty Trust	846,945	0.0
82,404		Brixmor Property Group, Inc.	1,537,659	0.1
24,522		Camden Property Trust	2,257,495	0.1
79,276	(1)	CBRE Group, Inc.	3,433,444	0.2
145,212		Colony NorthStar, Inc.	1,656,869	0.1
32,310		Columbia Property Trust, Inc.	741,514	0.0
31,767		CoreCivic, Inc.	714,758	0.0
9,141		Coresite Realty Corp.	1,041,160	0.1
26,833		Corporate Office Properties Trust SBI MD	783,524	0.0
48,577		CubeSmart	1,404,847	0.1
24,336		CyrusOne, Inc.	1,448,722	0.1
25,176		DCT Industrial Trust, Inc.	1,479,845	0.1
83,480		DDR Corp.	747,981	0.0
55,152		Digital Realty Trust, Inc.	6,281,813	0.3
42,946		Douglas Emmett, Inc.	1,763,363	0.1
95,972		Duke Realty Corp.	2,611,398	0.1

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

34,699		Empire State Realty Trust, Inc.	712,370	0.0
16,917		EPR Properties	1,107,387	0.1
32,509	(1)	Equity Commonwealth	991,850	0.0
21,949		Equity Lifestyle Properties, Inc.	1,953,900	0.1
17,644		Essex Property Trust, Inc.	4,258,732	0.2
32,850		Extra Space Storage, Inc.	2,872,733	0.1
19,416		Federal Realty Investment Trust	2,578,639	0.1
68,006		Forest City Realty Trust, Inc.	1,638,945	0.1
54,189		Gaming and Leisure Properties, Inc.	2,004,993	0.1
166,357		GGP, Inc.	3,891,090	0.2
126,795		HCP, Inc.	3,306,814	0.2
54,658		Healthcare Trust of America, Inc.	1,641,926	0.1
27,440		Highwoods Properties, Inc.	1,396,970	0.1
43,763		Hospitality Properties Trust	1,306,326	0.1
197,097		Host Hotels & Resorts, Inc.	3,912,375	0.2
9,192	(1)	Howard Hughes Corp.	1,206,634	0.1
42,143		Hudson Pacific Properties, Inc.	1,443,398	0.1
79,065	(2)	Invitation Homes, Inc.	1,863,562	0.1
74,713		Iron Mountain, Inc.	2,818,921	0.1
23,193		JBG SMITH Properties	805,493	0.0
12,177		Jones Lang LaSalle, Inc.	1,813,521	0.1
26,034		Kilroy Realty Corp.	1,943,438	0.1
111,443		Kimco Realty Corp.	2,022,690	0.1
22,346		Lamar Advertising Co.	1,658,967	0.1
39,692		Liberty Property Trust	1,707,153	0.1
12,363		Life Storage, Inc.	1,101,172	0.1
36,922		Macerich Co.	2,425,037	0.1
97,677		Medical Properties Trust, Inc.	1,345,989	0.1
30,587		Mid-America Apartment Communities, Inc.	3,075,829	0.2
40,866		National Retail Properties, Inc.	1,762,551	0.1
52,524	(2)	Omega Healthcare Investors, Inc.	1,446,511	0.1
37,322		Outfront Media, Inc.	865,870	0.0
55,482		Paramount Group, Inc.	879,390	0.0
38,787		Park Hotels & Resorts, Inc.	1,115,126	0.1
39,039		Piedmont Office Realty Trust, Inc.	765,555	0.0
142,397		ProLogis, Inc.	9,186,030	0.5
34,661		Rayonier, Inc.	1,096,327	0.1
35,762		Realogy Holdings Corp.	947,693	0.0
76,115		Realty Income Corp.	4,340,077	0.2
40,244		Regency Centers Corp.	2,784,080	0.1
61,308		Retail Properties of America, Inc.	823,980	0.0
32,426	(1)	SBA Communications Corp.	5,297,111	0.3
63,481		Senior Housing Properties Trust	1,215,661	0.1
26,031		SL Green Realty Corp.	2,627,309	0.1
123,037		Spirit Realty Capital, Inc.	1,055,657	0.1
45,993		STORE Capital Corp.	1,197,658	0.1

20,711		Sun Communities, Inc.	1,921,567	0.1
24,856	(2)	Tanger Factory Outlet Centers, Inc.	658,933	0.0
15,922		Taubman Centers, Inc.	1,041,776	0.1
71,621		UDR, Inc.	2,758,841	0.1
44,616	(1),(2)	Uniti Group, Inc.	793,719	0.0
95,782		Ventas, Inc.	5,747,878	0.3
263,603		VEREIT, Inc.	2,053,467	0.1
46,430		Vornado Realty Trust	3,629,897	0.2
32,359		Weingarten Realty Investors	1,063,640	0.1
99,014		Welltower, Inc.	6,314,123	0.3
201,570		Weyerhaeuser Co.	7,107,358	0.4
28,482		WP Carey, Inc.	1,962,410	0.1
			181,268,305	9.4

		Telecommunication Services: 0.4%
259,849		CenturyLink, Inc.	4,334,281	0.2
26,072		Telephone & Data Systems, Inc.	724,802	0.1
3,800	(1)	United States Cellular Corp.	142,994	0.0
50,132	(1)	Zayo Group Holdings, Inc.	1,844,858	0.1
			7,046,935	0.4

		Utilities: 5.8%
178,377		AES Corp.	1,931,823	0.1
62,459		Alliant Energy Corp.	2,661,378	0.1
65,484		Ameren Corp.	3,862,901	0.2
48,190		American Water Works Co., Inc.	4,408,903	0.2
48,005		Aqua America, Inc.	1,883,236	0.1
27,822		Atmos Energy Corp.	2,389,632	0.1
15,272		Avangrid, Inc.	772,458	0.0
97,018	(1)	Calpine Corp.	1,467,882	0.1
116,529		Centerpoint Energy, Inc.	3,304,762	0.2
75,477		CMS Energy Corp.	3,570,062	0.2
83,972		Consolidated Edison, Inc.	7,133,421	0.4
48,341		DTE Energy Co.	5,291,406	0.3
85,813		Edison International	5,426,814	0.3
48,510		Entergy Corp.	3,948,229	0.2
85,681		Eversource Energy	5,413,326	0.3
119,967		FirstEnergy Corp.	3,673,390	0.2
58,144		Great Plains Energy, Inc.	1,874,563	0.1
29,188		Hawaiian Electric Industries	1,055,146	0.0
52,414		MDU Resources Group, Inc.	1,408,888	0.1
21,705		National Fuel Gas Co.	1,191,822	0.0
90,909		NiSource, Inc.	2,333,634	0.1
80,756		NRG Energy, Inc.	2,299,931	0.1
53,838		OGE Energy Corp.	1,771,809	0.1
30,011		Pinnacle West Capital Corp.	2,556,337	0.1
185,042		PPL Corp.	5,727,050	0.3
136,597		Public Service Enterprise Group, Inc.	7,034,745	0.4
35,496		SCANA Corp.	1,412,031	0.1
67,850		Sempra Energy	7,254,522	0.4
46,653		UGI Corp.	2,190,358	0.1
22,438		Vectren Corp.	1,458,919	0.1
65,142	(1),(2)	Vistra Energy Corp.	1,193,401	0.1
85,340		WEC Energy Group, Inc.	5,669,136	0.3
38,273		Westar Energy, Inc.	2,020,814	0.1

See Accompanying Notes to Financial Statements

Voya Russell™ Mid Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

137,260	Xcel Energy, Inc.	6,603,579	0.3
		112,196,308	5.8

	Total Common Stock
	(Cost $976,931,512)	1,922,202,483	99.2

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 2.5%
	Securities Lending Collateral(4): 1.6%
7,558,632	Bank of Nova Scotia/New York, Repurchase Agreement dated 12/29/17, 1.38%, due 01/02/18 (Repurchase Amount $7,559,775, collateralized by various U.S. Government Agency Obligations, 3.500%-4.000%, Market Value plus accrued interest $7,710,987, due 07/20/45-11/01/47)	7,558,632	0.4
7,558,632	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $7,559,800, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $7,709,805, due 01/31/18-06/20/63)	7,558,632	0.4
7,558,632	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $7,559,817, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $7,709,805, due 01/11/18-12/01/51)	7,558,632	0.4
1,589,977	Jefferies LLC, Repurchase Agreement dated 12/29/17, 1.50%, due 01/02/18 (Repurchase Amount $1,590,238, collateralized by various U.S. Government Securities, 0.000%-1.750%, Market Value plus accrued interest $1,621,777, due 09/13/18-04/30/22)	1,589,977	0.0

7,558,632	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $7,559,982, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $7,768,532, due 01/15/19-02/15/46)	7,558,632	0.4
		31,824,505	1.6

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.9%
17,304,000	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $17,304,000)	17,304,000	0.9

	Total Short-Term Investments
	(Cost $49,128,505)	49,128,505	2.5

	Total Investments in Securities (Cost $1,026,060,017)	$1,971,330,988	101.7
	Liabilities in Excess of Other Assets	(32,282,414)	(1.7)
	Net Assets	$1,939,048,574	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Non-income producing security.
(2)	Security, or a portion of the security, is on loan.
(3)	Investment in affiliate
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 99.3%
		Consumer Discretionary: 12.4%
28,699		Aarons, Inc.	1,143,655	0.1
30,822		Abercrombie & Fitch Co.	537,227	0.1
9,787	(1)	Acushnet Holdings Corp.	206,310	0.0
27,233		Adtalem Global Education, Inc.	1,145,148	0.1
23,760	(1)	AMC Entertainment Holdings, Inc.	358,776	0.0
44,083	(2)	American Axle & Manufacturing Holdings, Inc.	750,733	0.1
71,931		American Eagle Outfitters, Inc.	1,352,303	0.2
25,097	(2)	American Outdoor Brands Corp.	322,245	0.0
8,402	(2)	American Public Education, Inc.	210,470	0.0
4,288	(2)	America's Car-Mart, Inc.	191,459	0.0
8,643	(2)	Asbury Automotive Group, Inc.	553,152	0.1
86,839	(2)	Ascena Retail Group, Inc.	204,072	0.0
6,843	(2)	Ascent Capital Group, Inc.	78,626	0.0
5,583	(2)	AV Homes, Inc.	92,957	0.0
18,973	(2)	Barnes & Noble Education, Inc.	156,338	0.0
28,602		Barnes & Noble, Inc.	191,633	0.0
5,907		Bassett Furniture Industries, Inc.	222,103	0.0
16,237	(2)	Beazer Homes USA, Inc.	311,913	0.0
41,324	(2)	Belmond Ltd.	506,219	0.1
7,936	(1)	Big 5 Sporting Goods Corp.	60,314	0.0
19,118	(1)	Big Lots, Inc.	1,073,476	0.1
529	(2)	Biglari Holdings, Inc.	219,218	0.0
9,601		BJ's Restaurants, Inc.	349,476	0.0
41,605		Bloomin Brands, Inc.	887,851	0.1
5,638	(2)	Bojangles', Inc.	66,528	0.0
6,827	(2)	Boot Barn Holdings, Inc.	113,396	0.0
38,200		Boyd Gaming Corp.	1,338,910	0.1
6,841	(2)	Bridgepoint Education, Inc.	56,780	0.0
20,762	(1)	Brinker International, Inc.	806,396	0.1
13,913	(1)	Buckle, Inc.	330,434	0.0
6,971	(2)	Buffalo Wild Wings, Inc.	1,089,916	0.1
61,742	(2)	Caesars Entertainment Corp.	781,036	0.1
19,253		Caleres, Inc.	644,590	0.1
44,233		Callaway Golf Co.	616,166	0.1
12,001		Camping World Holdings, Inc.	536,805	0.1
5,542		Capella Education Co.	428,951	0.1
33,047	(2)	Career Education Corp.	399,208	0.1
19,139	(2)	Carrols Restaurant Group, Inc.	232,539	0.0

6,670	(1),(2)	Carvana Co.	127,530	0.0
11,446		Cato Corp.	182,220	0.0
4,057	(2)	Cavco Industries, Inc.	619,098	0.1
46,348	(1),(2)	Central European Media Enterprises Ltd.	215,518	0.0
11,407	(2)	Century Communities, Inc.	354,758	0.0
18,672	(1)	Cheesecake Factory	899,617	0.1
39,586	(2)	Chegg, Inc.	646,044	0.1
57,189		Chico's FAS, Inc.	504,407	0.1
7,747		Childrens Place Retail Stores, Inc.	1,126,026	0.1
6,331		Churchill Downs, Inc.	1,473,224	0.2
8,466	(2)	Chuy's Holdings, Inc.	237,471	0.0
7,037		Citi Trends, Inc.	186,199	0.0
18,738		Clear Channel Outdoor Holdings, Inc.	86,195	0.0
13,082		Columbia Sportswear Co.	940,334	0.1
8,862	(1),(2)	Conn's, Inc.	315,044	0.0
9,618	(2)	Container Store Group, Inc.	45,589	0.0
22,686		Cooper Tire & Rubber Co.	801,950	0.1
7,797	(2)	Cooper-Standard Holdings, Inc.	955,132	0.1
21,062		Core-Mark Holding Co., Inc.	665,138	0.1
8,475	(1)	Cracker Barrel Old Country Store, Inc.	1,346,593	0.1
33,200	(2)	CROCS, Inc.	419,648	0.1
6,514		CSS Industries, Inc.	181,285	0.0
6,414		Culp, Inc.	214,869	0.0
783	(1),(2)	Daily Journal Corp.	180,262	0.0
64,335		Dana, Inc.	2,059,363	0.2
18,549	(2)	Dave & Buster's Entertainment, Inc.	1,023,348	0.1
14,270	(2)	Deckers Outdoor Corp.	1,145,167	0.1
12,396	(2)	Del Frisco's Restaurant Group, Inc.	189,039	0.0
12,007	(2)	Del Taco Restaurants, Inc.	145,525	0.0
35,074	(2)	Denny's Corp.	464,380	0.1
6,115	(1)	Dillard's, Inc.	367,206	0.0
7,845	(1)	DineEquity, Inc.	397,977	0.1
12,006	(2)	Dorman Products, Inc.	734,047	0.1
24,295		Drive Shack, Inc.	134,351	0.0
29,225		DSW, Inc.	625,707	0.1
5,829	(1),(2)	Duluth Holdings, Inc.	104,048	0.0
9,713	(2)	El Pollo Loco Holdings, Inc.	96,159	0.0
21,469	(1),(2)	Eldorado Resorts, Inc.	711,697	0.1
7,301		Emerald Expositions Events, Inc.	148,502	0.0
58,145		Entercom Communications Corp.	627,966	0.1
32,940		Entravision Communications Corp.	235,521	0.0
12,781	(1),(2)	Eros International PLC	123,337	0.0
10,858		Ethan Allen Interiors, Inc.	310,539	0.0
27,699	(2)	EW Scripps Co.	432,935	0.1
33,207	(2)	Express, Inc.	337,051	0.0
12,113	(2)	Fiesta Restaurant Group, Inc.	230,147	0.0
18,540		Finish Line, Inc.	269,386	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

24,684	(2)	Five Below, Inc.	1,637,043	0.2
3,544		Flexsteel Industries, Inc.	165,788	0.0
19,208	(1),(2)	Fossil Group, Inc.	149,246	0.0
16,233	(2)	Fox Factory Holding Corp.	630,652	0.1
18,454	(2)	Francesca's Holdings Corp.	134,899	0.0
16,448	(1)	Fred's, Inc.	66,614	0.0
10,464	(2)	FTD Cos, Inc.	75,236	0.0
51,320		Gannett Co., Inc.	594,799	0.1
9,059	(2)	Genesco, Inc.	294,418	0.0
16,509	(2)	Gentherm, Inc.	524,161	0.1
19,533	(2)	G-III Apparel Group Ltd.	720,572	0.1
27,303	(1),(2)	Global Eagle Entertainment, Inc.	62,524	0.0
31,822	(1)	GNC Holdings, Inc.	117,423	0.0
6,342	(2)	Golden Entertainment, Inc.	207,066	0.0
46,683	(1),(2)	GoPro, Inc.	353,390	0.0
21,299	(2)	Grand Canyon Education, Inc.	1,906,899	0.2
31,343	(2)	Gray Television, Inc.	524,995	0.1
14,298	(2)	Green Brick Partners, Inc.	161,567	0.0
9,110		Group 1 Automotive, Inc.	646,537	0.1
152,428	(1),(2)	Groupon, Inc.	777,383	0.1
26,649		Guess?, Inc.	449,835	0.1
7,157	(1),(2)	Habit Restaurants, Inc.	68,349	0.0
1,671		Hamilton Beach Brands Holding Co.	42,928	0.0
10,013		Haverty Furniture Cos., Inc.	226,794	0.0
12,202	(2)	Helen of Troy Ltd.	1,175,663	0.1
10,494	(1),(2)	Hibbett Sporting Goods, Inc.	214,078	0.0
4,832		Hooker Furniture Corp.	205,118	0.0
11,062	(1),(2)	Horizon Global Corp.	155,089	0.0
47,417	(2)	Houghton Mifflin Harcourt Co.	440,978	0.1
64,833	(2)	Hovnanian Enterprises, Inc.	217,191	0.0
24,215	(1),(2)	Iconix Brand Group, Inc.	31,237	0.0
48,553		ILG, Inc.	1,382,789	0.2
24,962	(2)	Imax Corp.	577,870	0.1
9,902	(2)	Installed Building Products, Inc.	752,057	0.1
10,981		International Speedway Corp.	437,593	0.1
11,675	(1),(2)	iRobot Corp.	895,473	0.1
9,937	(2)	J Alexander's Holdings, Inc.	96,389	0.0
13,280		Jack in the Box, Inc.	1,302,901	0.1
138,603	(1),(2)	JC Penney Co., Inc.	437,985	0.1
1,971		Johnson Outdoors, Inc.	122,379	0.0
17,375	(2)	K12, Inc.	276,263	0.0
35,115		KB Home	1,121,924	0.1
9,041	(2)	Kirkland's, Inc.	108,176	0.0
38,884	(2)	La Quinta Holdings, Inc.	717,799	0.1
6,393	(2)	Lands' End, Inc.	124,983	0.0
20,383	(2)	Laureate Education Inc.- Class A	276,393	0.0
20,996		La-Z-Boy, Inc.	655,075	0.1
10,816		LCI Industries	1,406,080	0.2
8,276	(1),(2)	LGI Homes, Inc.	620,948	0.1
14,013		Libbey, Inc.	105,378	0.0
20,413	(1),(2)	Liberty Media Corp. - Braves C	453,577	0.1
33,864	(2)	Liberty TripAdvisor Holdings, Inc.	319,168	0.0
6,146		Lifetime Brands, Inc.	101,409	0.0
10,647		Lithia Motors, Inc.	1,209,393	0.1
6,350	(2)	Loral Space & Communications, Inc.	279,718	0.0
12,770	(1),(2)	Lumber Liquidators Holdings, Inc.	400,850	0.1
13,166	(2)	M/I Homes, Inc.	452,910	0.1
10,529	(2)	Malibu Boats, Inc.	313,027	0.0
13,013		Marcus Corp.	355,906	0.0
11,870	(2)	MarineMax, Inc.	224,343	0.0
9,896		Marriott Vacations Worldwide Corp.	1,338,038	0.1
6,941	(2)	MCBC Holdings, Inc.	154,229	0.0
19,380		MDC Holdings, Inc.	617,834	0.1
25,906	(2)	MDC Partners, Inc.	252,584	0.0
17,531		Meredith Corp.	1,157,923	0.1
17,553	(2)	Meritage Homes Corp.	898,714	0.1
22,633	(2)	Modine Manufacturing Co.	457,187	0.1
3,433	(2)	Monarch Casino & Resort, Inc.	153,867	0.0
14,530		Monro, Inc.	827,484	0.1
9,322	(2)	Motorcar Parts of America, Inc.	232,957	0.0
7,870		Movado Group, Inc.	253,414	0.0
27,457	(2)	MSG Networks, Inc.	556,004	0.1
1,128		Nathan's Famous, Inc.	85,164	0.0
30,866		National CineMedia, Inc.	211,741	0.0
2,684	(2)	National Vision Holdings, Inc.	108,997	0.0
16,148	(2)	Nautilus, Inc.	215,576	0.0
21,269		New Media Investment Group, Inc.	356,894	0.0
56,637		New York Times Co.	1,047,785	0.1
20,298		Nexstar Media Group, Inc.	1,587,304	0.2
13,509		Nutri/System, Inc.	710,573	0.1
230,051		Office Depot, Inc.	814,381	0.1
21,093	(2)	Ollie's Bargain Outlet Holdings, Inc.	1,123,202	0.1
7,738	(1),(2)	Overstock.com, Inc.	494,458	0.1
6,896		Oxford Industries, Inc.	518,510	0.1
11,646		Papa John's International, Inc.	653,457	0.1
12,928	(1),(2)	Party City Holdco, Inc.	180,346	0.0
39,066	(2)	Penn National Gaming, Inc.	1,223,938	0.1
7,504	(2)	Perry Ellis International, Inc.	187,900	0.0
9,199		PetMed Express, Inc.	418,555	0.1
13,806		Pico Holdings, Inc.	176,717	0.0
37,452		Pier 1 Imports, Inc.	155,051	0.0
24,955	(2)	Pinnacle Entertainment, Inc.	816,777	0.1
38,903	(2)	Planet Fitness, Inc.	1,347,211	0.1
11,413	(2)	Potbelly Corp.	140,380	0.0
3,183		RCI Hospitality Holdings, Inc.	89,060	0.0
5,986	(2)	Red Robin Gourmet Burgers, Inc.	337,610	0.0
30,083		Red Rock Resorts, Inc.	1,015,000	0.1
18,231	(2)	Regis Corp.	280,028	0.0
20,822	(1)	Rent-A-Center, Inc.	231,124	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

9,111	(2)	RH	785,459	0.1
15,744		Ruth's Hospitality Group, Inc.	340,858	0.0
12,092		Scholastic Corp.	485,010	0.1
24,296	(2)	Scientific Games Corp.	1,246,385	0.1
31,516	(1),(2)	SeaWorld Entertainment, Inc.	427,672	0.1
25,485	(1),(2)	Sequential Brands Group, Inc.	45,363	0.0
9,277	(1),(2)	Shake Shack, Inc.	400,766	0.1
3,650		Shoe Carnival, Inc.	97,638	0.0
15,391	(2)	Shutterfly, Inc.	765,702	0.1
32,114	(1)	Sinclair Broadcast Group, Inc.	1,215,515	0.1
17,570	(2)	Sleep Number Corp.	660,456	0.1
12,347		Sonic Automotive, Inc.	227,802	0.0
18,208		Sonic Corp.	500,356	0.1
17,163	(2)	Sotheby's	885,611	0.1
7,538		Speedway Motorsports, Inc.	142,242	0.0
17,638	(1),(2)	Sportsman's Warehouse Holdings, Inc.	116,587	0.0
10,002		Standard Motor Products, Inc.	449,190	0.1
26,716	(2)	Steven Madden Ltd.	1,247,637	0.1
12,984	(2)	Stoneridge, Inc.	296,814	0.0
5,070		Strayer Education, Inc.	454,171	0.1
7,866	(1)	Sturm Ruger & Co., Inc.	439,316	0.1
12,229		Superior Industries International	181,601	0.0
22,569		Tailored Brands, Inc.	492,681	0.1
31,816	(2)	Taylor Morrison Home Corp.	778,538	0.1
22,343		Tenneco, Inc.	1,307,959	0.1
29,713		Texas Roadhouse, Inc.	1,565,281	0.2
14,617		Tile Shop Holdings, Inc.	140,323	0.0
5,225		Tilly's, Inc.	77,121	0.0
45,298		Time, Inc.	835,748	0.1
16,594	(2)	TopBuild Corp.	1,256,830	0.1
9,553		Tower International, Inc.	291,844	0.0
64,776	(2)	TRI Pointe Group, Inc.	1,160,786	0.1
11,550	(2)	Tronc, Inc.	203,165	0.0
8,369	(2)	Unifi, Inc.	300,196	0.0
6,895	(2)	Universal Electronics, Inc.	325,789	0.0
11,488	(2)	Vera Bradley, Inc.	139,924	0.0
25,929	(2)	Vista Outdoor, Inc.	377,786	0.0
13,099	(2)	Vitamin Shoppe, Inc.	57,636	0.0
9,899	(2)	VOXX International Corp.	55,434	0.0
12,822	(2)	Weight Watchers International, Inc.	567,758	0.1
4,441		Weyco Group, Inc.	131,987	0.0
5,808	(2)	WideOpenWest, Inc.	61,391	0.0
10,269	(2)	William Lyon Homes	298,623	0.0
11,653		Wingstop, Inc.	454,234	0.1
14,366		Winnebago Industries	798,750	0.1
42,899		Wolverine World Wide, Inc.	1,367,620	0.2
16,755		World Wrestling Entertainment, Inc.	512,368	0.1
12,656	(2)	Zagg, Inc.	233,503	0.0
9,508	(1),(2)	Zoe's Kitchen, Inc.	158,974	0.0
9,125	(2)	Zumiez, Inc.	190,028	0.0
			117,694,508	12.4
		Consumer Staples: 2.7%
15,006	(1),(2)	Amplify Snack Brands, Inc.	180,222	0.0
13,315		Andersons, Inc.	414,762	0.1
29,385	(1)	B&G Foods, Inc.	1,032,883	0.1
9,094		Bob Evans Farms, Inc.	716,789	0.1
3,778	(1),(2)	Boston Beer Co., Inc.	721,976	0.1
7,590	(1)	Calavo Growers, Inc.	640,596	0.1
13,216	(1),(2)	Cal-Maine Foods, Inc.	587,451	0.1
52,875	(2)	Castle Brands, Inc.	64,507	0.0
20,763	(2)	Central Garden and Pet Co.	782,973	0.1
10,145	(1),(2)	Chefs' Warehouse Holdings, Inc.	207,973	0.0
2,145		Coca-Cola Bottling Co. Consolidated	461,733	0.1
5,020	(2)	Craft Brew Alliance, Inc.	96,384	0.0
73,344	(2)	Darling Ingredients, Inc.	1,329,727	0.1
39,429		Dean Foods Co.	455,799	0.1
9,371	(1),(2)	elf Beauty, Inc.	209,067	0.0
2,999	(2)	Farmer Bros Co.	96,418	0.0
14,819		Fresh Del Monte Produce, Inc.	706,422	0.1
11,316	(1),(2)	Freshpet, Inc.	214,438	0.0
35,944	(2)	Hostess Brands, Inc.	532,331	0.1
53,033	(2)	HRG Group, Inc.	898,909	0.1
7,123		Ingles Markets, Inc.	246,456	0.0
8,094		Inter Parfums, Inc.	351,684	0.0
6,963		J&J Snack Foods Corp.	1,057,192	0.1
4,250		John B Sanfilippo & Son, Inc.	268,813	0.0
8,164		Lancaster Colony Corp.	1,054,870	0.1
16,264	(2)	Landec Corp.	204,926	0.0
4,058		Limoneira Co.	90,899	0.0
3,852		Medifast, Inc.	268,908	0.0
6,142		MGP Ingredients, Inc.	472,197	0.1
5,261	(1)	National Beverage Corp.	512,632	0.1
4,412		Natural Health Trends Corp.	67,018	0.0
5,940	(1)	Orchids Paper Products Co.	76,032	0.0
34,543	(2)	Performance Food Group Co.	1,143,373	0.1
9,978		Pricesmart, Inc.	859,106	0.1
14,347	(2)	Primo Water Corp.	180,342	0.0
6,135	(1),(2)	Revlon, Inc. - Class A	133,743	0.0
9,085		Sanderson Farms, Inc.	1,260,816	0.1
4,388	(2)	Seneca Foods Corp.	134,931	0.0
10,390	(1),(2)	Smart & Final Stores, Inc.	88,835	0.0
38,678		Snyders-Lance, Inc.	1,936,994	0.2
17,124		SpartanNash Co.	456,868	0.1
17,145	(2)	SUPERVALU, Inc.	370,332	0.0
8,974	(1)	Tootsie Roll Industries, Inc.	326,654	0.0
3,066		Turning Point Brands, Inc.	64,785	0.0
22,871	(2)	United Natural Foods, Inc.	1,126,854	0.1
11,351		Universal Corp.	595,928	0.1
5,442	(2)	USANA Health Sciences, Inc.	402,980	0.0
42,767		Vector Group Ltd.	957,125	0.1
6,485		WD-40 Co.	765,230	0.1
5,174		Weis Markets, Inc.	214,152	0.0
			26,042,035	2.7

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

		Energy: 4.0%
73,546	(2)	Abraxas Petroleum Corp.	180,923	0.0
8,872		Arch Coal, Inc.	826,515	0.1
31,248		Archrock, Inc.	328,104	0.0
14,753	(2)	Ardmore Shipping Corp.	118,024	0.0
8,014	(2)	Basic Energy Services, Inc.	188,089	0.0
32,198	(2)	Bill Barrett Corp.	165,176	0.0
9,593	(2)	Bonanza Creek Energy, Inc.	264,671	0.0
15,563	(1)	Bristow Group, Inc.	209,634	0.0
20,997	(2)	C&J Energy Services, Inc.	702,770	0.1
19,162	(1),(2)	California Resources Corp.	372,509	0.1
93,670	(1),(2)	Callon Petroleum Co.	1,138,090	0.1
11,620	(1),(2)	CARBO Ceramics, Inc.	118,292	0.0
33,257	(2)	Carrizo Oil & Gas, Inc.	707,709	0.1
54,979	(2)	Clean Energy Fuels Corp.	111,607	0.0
31,246	(2)	Cloud Peak Energy, Inc.	139,045	0.0
1	(2)	Cobalt International Energy, Inc.	1	0.0
11,735	(2)	Contango Oil & Gas Co.	55,272	0.0
6,698	(1)	CVR Energy, Inc.	249,434	0.0
34,580		Delek US Holdings, Inc.	1,208,225	0.1
178,719	(2)	Denbury Resources, Inc.	394,969	0.1
46,770		DHT Holdings, Inc.	167,904	0.0
30,022	(1),(2)	Diamond Offshore Drilling	558,109	0.1
15,414	(1),(2)	Dorian L.P.G Ltd.	126,703	0.0
16,493	(2)	Dril-Quip, Inc.	786,716	0.1
8,878	(2)	Earthstone Energy, Inc.	94,373	0.0
38,699	(2)	Eclipse Resouces Corp.	92,878	0.0
14,402	(2)	Energy XXI Gulf Coast, Inc.	82,667	0.0
185,959	(1)	Ensco PLC	1,099,018	0.1
21,960	(1),(2)	EP Energy Corp.	51,826	0.0
14,054	(2)	Era Group, Inc.	151,080	0.0
10,656		Evolution Petroleum Corp.	72,994	0.0
15,228	(2)	Exterran Corp.	478,768	0.1
70,711	(2)	Fairmount Santrol Holdings, Inc.	369,819	0.1
30,740	(2)	Forum Energy Technologies, Inc.	478,007	0.1
21,717	(1)	Frank's International N.V.	144,418	0.0
32,821	(1)	Frontline Ltd./Bermuda	150,648	0.0
20,777		GasLog Ltd.	462,288	0.1
87,008	(2)	Gastar Exploration, Inc.	91,358	0.0
23,024	(2)	Gener8 Maritime, Inc.	152,419	0.0
7,877	(2)	Geospace Technologies Corp.	102,165	0.0
43,517	(1)	Golar LNG Ltd.	1,297,242	0.2
18,001		Green Plains, Inc.	303,317	0.0
58,552	(2)	Halcon Resources Corp.	443,239	0.1
63,367	(2)	Helix Energy Solutions Group, Inc.	477,787	0.1
18,763	(2)	Independence Contract Drilling, Inc.	74,677	0.0
13,473	(2)	International Seaways, Inc.	248,712	0.0
21,666	(1),(2)	Jagged Peak Energy, Inc.	341,889	0.1
33,571	(1),(2)	Jones Energy, Inc.	36,928	0.0
14,972	(1),(2)	Keane Group, Inc.	284,618	0.0
5,060	(2)	Key Energy Services, Inc.	59,657	0.0
20,088	(2)	Lilis Energy, Inc.	102,650	0.0
4,650	(2)	Mammoth Energy Services, Inc.	91,279	0.0
41,733	(2)	Matador Resources Co.	1,299,148	0.2
13,255	(2)	Matrix Service Co.	235,939	0.0
126,977	(2)	McDermott International, Inc.	835,509	0.1
5,684	(2)	Midstates Petroleum Co., Inc.	94,241	0.0
2,561		Nacco Industries, Inc.	96,422	0.0
9,464	(2)	Natural Gas Services Group, Inc.	247,957	0.0
6,192	(2)	NCS Multistage Holdings, Inc.	91,270	0.0
43,922	(2)	Newpark Resources, Inc.	377,729	0.1
107,091	(2)	Noble Corp. PLC	484,051	0.1
46,032		Nordic American Tankers Ltd.	113,239	0.0
113,127	(2)	Oasis Petroleum, Inc.	951,398	0.1
22,262	(2)	Oil States International, Inc.	630,015	0.1
21,710	(2)	Overseas Shipholding Group, Inc.	59,485	0.0
19,222	(2)	Pacific Ethanol, Inc.	87,460	0.0
9,238		Panhandle Oil and Gas, Inc.	189,841	0.0
16,128	(2)	Par Pacific Holdings, Inc.	310,948	0.0
79,644	(2)	Parker Drilling Co.	79,644	0.0
29,974	(2)	PDC Energy, Inc.	1,544,860	0.2
28,397	(2)	Peabody Energy Corp.	1,117,990	0.1
6,870	(2)	Penn Virginia Corp.	268,686	0.0
8,960	(2)	PHI, Inc.	103,667	0.0
39,530	(2)	Pioneer Energy Services Corp.	120,566	0.0
20,406	(2)	ProPetro Holding Corp.	411,385	0.1
22,206	(2)	Renewable Energy Group, Inc.	262,031	0.0
10,138	(1),(2)	Resolute Energy Corp.	319,043	0.0
3,248	(2)	REX American Resources Corp.	268,902	0.0
7,027	(2)	RigNet, Inc.	105,054	0.0
21,296	(2)	Ring Energy, Inc.	296,014	0.0
52,876	(1),(2)	Rowan Companies PLC	828,038	0.1
33,214	(1),(2)	Sanchez Energy Corp.	176,366	0.0
17,155	(1),(2)	SandRidge Energy, Inc.	361,456	0.1
88,113		Scorpio Tankers, Inc.	268,745	0.0
7,276	(2)	SEACOR Holdings, Inc.	336,297	0.0
7,315	(2)	SEACOR Marine Holdings, Inc.	85,585	0.0
9,425	(2)	Select Energy Services, Inc.	171,912	0.0
29,832	(1)	SemGroup Corp. - Class A	900,926	0.1
29,395	(1)	Ship Finance International Ltd.	455,622	0.1
3,404	(2)	SilverBow Resources, Inc.	101,167	0.0
9,431	(1),(2)	Smart Sand Inc.	81,672	0.0
6,157	(2)	Solaris Oilfield Infrastructure, Inc.	131,821	0.0
108,056	(2)	SRC Energy, Inc.	921,718	0.1
8,976	(1),(2)	Stone Energy Corp.	288,668	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

68,375	(2)	Superior Energy Services	658,451	0.1
22,518	(1)	Teekay Corp.	209,868	0.0
63,186	(1)	Teekay Tankers Ltd. Class A	88,460	0.0
26,204	(1),(2)	Tellurian, Inc.	255,227	0.0
49,988	(2)	Tetra Technologies, Inc.	213,449	0.0
90,084	(2)	Ultra Petroleum Corp.	816,161	0.1
23,453	(2)	Unit Corp.	515,966	0.1
65,225	(2)	Uranium Energy Corp.	115,448	0.0
37,188		US Silica Holdings, Inc.	1,210,841	0.1
42,063	(2)	W&T Offshore, Inc.	139,229	0.0
12,010	(1),(2)	Westmoreland Coal Co.	14,532	0.0
19,730	(1),(2)	WildHorse Resource Development Corp.	363,229	0.1
27,811	(2)	Willbros Group, Inc.	39,492	0.0
			37,708,052	4.0

		Financials: 17.6%
9,835		1st Source Corp.	486,341	0.1
6,658		Access National Corp.	185,359	0.0
13,822		AG Mortgage Investment Trust, Inc.	262,756	0.0
6,910	(2)	Allegiance Bancshares, Inc.	260,161	0.0
21,247	(2)	Ambac Financial Group, Inc.	339,527	0.0
38,426		American Equity Investment Life Holding Co.	1,180,831	0.1
17,690		Ameris Bancorp.	852,658	0.1
9,157		Amerisafe, Inc.	564,071	0.1
6,702		Ames National Corp.	186,651	0.0
38,324	(1)	Amtrust Financial Services, Inc.	385,923	0.0
72,385		Anworth Mortgage Asset Corp.	393,774	0.0
43,594	(1)	Apollo Commercial Real Estate Finance, Inc.	804,309	0.1
9,499		Ares Commercial Real Estate Corp.	122,537	0.0
13,582		Argo Group International Holdings Ltd.	837,330	0.1
19,601	(1)	ARMOUR Residential REIT, Inc.	504,138	0.1
7,512		Arrow Financial Corp.	255,032	0.0
19,377		Artisan Partners Asset Management, Inc.	765,391	0.1
3,895	(1)	Associated Capital Group, Inc.	132,819	0.0
9,707	(2)	Atlantic Capital Bancshares, Inc.	170,843	0.0
6,359		B. Riley Financial, Inc.	115,098	0.0
20,716	(1)	Banc of California, Inc.	427,785	0.1
8,652		Bancfirst Corp.	442,550	0.1
24,779	(2)	Bancorp, Inc.	244,817	0.0
37,649		BancorpSouth Bank	1,184,061	0.1
30,991		Bank Mutual Corp.	330,054	0.0
2,245		Bank of Marin Bancorp	152,660	0.0
25,122		Bank of NT Butterfield & Son Ltd.	911,677	0.1
13,389		BankFinancial Corp.	205,387	0.0
14,295		Banner Corp.	787,940	0.1
5,563		Bar Harbor Bankshares	150,257	0.0
5,893		BCB Bancorp, Inc.	85,448	0.0
32,987		Beneficial Bancorp, Inc.	542,636	0.1
15,752		Berkshire Hills Bancorp, Inc.	576,523	0.1
15,420		Banco Latinoamericano de Comercio Exterior SA	414,798	0.0
9,823		Blue Hills Bancorp, Inc.	197,442	0.0
27,415	(1),(2)	BofI Holding, Inc.	819,708	0.1
38,150		Boston Private Financial Holdings, Inc.	589,417	0.1
9,766		Bridge Bancorp, Inc.	341,810	0.0
14,308		OceanFirst Financial Corp.	375,585	0.0
32,942		Brookline Bancorp, Inc.	517,189	0.1
10,955		Bryn Mawr Bank Corp.	484,211	0.1
3,783	(2)	Cadence BanCorp	102,595	0.0
8,653		Camden National Corp.	364,551	0.0
31,735	(2)	Cannae Holdings, Inc.	540,447	0.1
60,624		Capitol Federal Financial, Inc.	812,968	0.1
4,902	(2)	Capstar Financial Holdings, Inc.	101,815	0.0
41,949		Capstead Mortgage Corp.	362,859	0.0
8,687		Carolina Financial Corp.	322,722	0.0
31,643		Cathay General Bancorp.	1,334,385	0.1
26,763		CenterState Bank Corp.	688,612	0.1
9,641		Central Pacific Financial Corp.	287,591	0.0
7,586		Central Valley Community Bancorp	153,085	0.0
10,729		Charter Financial Corp.	188,187	0.0
31,768		Chemical Financial Corp.	1,698,635	0.2
10,151		Citizens & Northern Corp.	243,624	0.0
27,736	(1),(2)	Citizens, Inc.	203,860	0.0
8,666		City Holding Co.	584,695	0.1
4,616		Civista Bancshares, Inc.	101,552	0.0
12,661		CNB Financial Corp.	332,225	0.0
74,674		CNO Financial Group, Inc.	1,843,701	0.2
25,198		CoBiz Financial, Inc.	503,708	0.1
9,986		Cohen & Steers, Inc.	472,238	0.1
31,658		Columbia Banking System, Inc.	1,375,224	0.2
21,968		Community Bank System, Inc.	1,180,780	0.1
13,486	(2)	Community Bankers Trust Corp.	109,911	0.0
9,694		Community Trust Bancorp, Inc.	456,587	0.1
17,585		ConnectOne Bancorp, Inc.	452,814	0.1
13,335	(1),(2)	Cowen, Inc.	182,023	0.0
15,072	(2)	Customers Bancorp, Inc.	391,721	0.0
45,428		CVB Financial Corp.	1,070,284	0.1
73,071		CYS Investments, Inc.	586,760	0.1
1,564		Diamond Hill Investment Group, Inc.	323,216	0.0
20,343		Dime Community Bancshares	426,186	0.1
11,864	(2)	Donnelley Financial Solutions, Inc.	231,229	0.0
35,610		Dynex Capital, Inc.	249,626	0.0
15,341	(2)	Eagle Bancorp, Inc.	888,244	0.1
7,730	(2)	eHealth, Inc.	134,270	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

15,686		Employers Holdings, Inc.	696,458	0.1
11,628	(2)	Encore Capital Group, Inc.	489,539	0.1
16,631	(2)	Enova International, Inc.	252,791	0.0
5,330	(2)	Enstar Group Ltd.	1,069,998	0.1
3,518		Enterprise Bancorp, Inc./MA	119,788	0.0
12,217		Enterprise Financial Services Corp.	551,598	0.1
3,765	(2)	Equity Bancshares, Inc.	133,319	0.0
36,575	(2)	Essent Group Ltd.	1,588,087	0.2
2,217		Evans Bancorp, Inc.	92,892	0.0
17,676		Evercore, Inc.	1,590,840	0.2
24,434	(2)	Ezcorp, Inc.	298,095	0.0
4,170	(1)	Farmers & Merchants Bancorp, Inc./Archbold OH	170,136	0.0
2,668		Farmers Capital Bank Corp.	102,718	0.0
19,086		Farmers National Banc Corp.	281,518	0.0
3,067	(2)	FB Financial Corp.	128,783	0.0
4,949		FBL Financial Group, Inc.	344,698	0.0
16,236	(2)	FCB Financial Holdings, Inc.	824,789	0.1
7,667		Federated National Holding Co.	127,042	0.0
8,487		Fidelity Southern Corp.	185,017	0.0
26,358		Financial Engines, Inc.	798,647	0.1
15,488		First Bancorp.	546,881	0.1
69,982	(2)	First BanCorp. Puerto Rico	356,908	0.0
4,495		First Bancshares, Inc./The	153,729	0.0
19,163		First Busey Corp.	573,740	0.1
3,378		First Citizens BancShares, Inc.	1,361,334	0.1
46,663		First Commonwealth Financial Corp.	668,214	0.1
4,321		First Community Bancshares, Inc.	124,142	0.0
5,141		First Connecticut Bancorp, Inc./Farmington CT	134,437	0.0
6,622		First Defiance Financial Corp.	344,145	0.0
28,811		First Financial Bancorp.	759,170	0.1
28,923		First Financial Bankshares, Inc.	1,302,981	0.1
8,084		First Financial Corp.	366,609	0.0
21,231	(2)	First Foundation, Inc.	393,623	0.0
2,436		First Internet Bancorp	92,933	0.0
9,723		First Interstate Bancsystem, Inc.	389,406	0.0
18,971		First Merchants Corp.	797,920	0.1
5,858		First Mid-Illinois Bancshares, Inc.	225,767	0.0
42,818		First Midwest Bancorp., Inc.	1,028,060	0.1
11,021		First of Long Island Corp.	314,099	0.0
21,670		FirstCash, Inc.	1,461,642	0.2
10,966	(2)	Flagstar Bancorp, Inc.	410,348	0.0
16,431		Flushing Financial Corp.	451,853	0.1
3,426		FNB Bancorp/CA	125,015	0.0
5,111	(2)	Franklin Financial Network, Inc.	174,285	0.0
74,088		Fulton Financial Corp.	1,326,175	0.1
20,451		GAIN Capital Holdings, Inc.	204,510	0.0
3,634		GAMCO Investors, Inc.	107,748	0.0
225,608	(2)	Genworth Financial, Inc.	701,641	0.1
10,341		German American Bancorp, Inc.	365,348	0.0
34,319		Glacier Bancorp., Inc.	1,351,825	0.1
2,819	(2)	Global Indemnity Ltd.	118,454	0.0
19,748		Granite Point Mortgage Trust, Inc.	350,330	0.0
7,844		Great Southern Bancorp., Inc.	405,143	0.0
25,924		Great Western Bancorp, Inc.	1,031,775	0.1
9,457	(2)	Green Bancorp, Inc.	191,977	0.0
21,449	(2)	Green Dot Corp.	1,292,517	0.1
12,992	(1)	Greenhill & Co., Inc.	253,344	0.0
15,340	(2)	Greenlight Capital Re Ltd.	308,334	0.0
10,263		Guaranty Bancorp	283,772	0.0
2,797		Hamilton Lane, Inc.	98,986	0.0
37,123		Hancock Holding Co.	1,837,589	0.2
16,797		Hanmi Financial Corp.	509,789	0.1
22,600		Hannon Armstrong Sustainable Infrastructure Capital, Inc.	543,756	0.1
8,380	(2)	HarborOne Bancorp, Inc.	160,561	0.0
4,424		HCI Group, Inc.	132,278	0.0
5,081	(1),(2)	Health Insurance Innovations, Inc.	126,771	0.0
10,512		Heartland Financial USA, Inc.	563,969	0.1
13,704		Heritage Commerce Corp.	209,945	0.0
16,922		Heritage Financial Corp.	521,198	0.1
11,215	(1)	Heritage Insurance Holdings, Inc.	202,094	0.0
33,505		Hilltop Holdings, Inc.	848,682	0.1
70,037		Home Bancshares, Inc./Conway AR	1,628,360	0.2
13,157	(2)	HomeStreet, Inc.	380,895	0.0
13,289	(2)	HomeTrust Bancshares, Inc.	342,192	0.0
57,062		Hope Bancorp, Inc.	1,041,382	0.1
19,395		Horace Mann Educators Corp.	855,320	0.1
14,419		Horizon Bancorp/IN	400,848	0.0
9,803		Houlihan Lokey, Inc.	445,350	0.1
4,766	(2)	Howard Bancorp, Inc.	104,852	0.0
22,068		Iberiabank Corp.	1,710,270	0.2
5,187	(2)	Impac Mortgage Holdings, Inc.	52,700	0.0
12,222		Independent Bank Corp.	853,707	0.1
15,563		Independent Bank Corp. Michigan	347,833	0.0
7,454		Independent Bank Group, Inc.	503,890	0.1
5,355		Infinity Property & Casualty Corp.	567,630	0.1
24,692		International Bancshares Corp.	980,272	0.1
9,914	(2)	Intl. FCStone, Inc.	421,642	0.1

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

51,280		Invesco Mortgage Capital, Inc.	914,322	0.1
4,819		Investar Holding Corp.	116,138	0.0
16,702		Investment Technology Group, Inc.	321,514	0.0
114,181		Investors Bancorp, Inc.	1,584,832	0.2
590		Investors Title Co.	117,027	0.0
7,514		James River Group Holdings Ltd.	300,635	0.0
40,946		Kearny Financial Corp./MD	591,670	0.1
18,057		Kemper Corp.	1,244,127	0.1
6,160		Kinsale Capital Group, Inc.	277,200	0.0
31,133		Ladder Capital Corp.	424,343	0.1
58,449		Ladenburg Thalmann Financial Services, Inc.	184,699	0.0
18,191		Lakeland Bancorp, Inc.	350,177	0.0
13,683		Lakeland Financial Corp.	663,489	0.1
20,974		LegacyTexas Financial Group, Inc.	885,313	0.1
142,841	(1),(2)	LendingClub Corp.	589,933	0.1
2,898	(1),(2)	LendingTree, Inc.	986,624	0.1
11,703		Live Oak Bancshares, Inc.	279,117	0.0
29,527		Maiden Holdings Ltd.	194,878	0.0
15,010		MainSource Financial Group, Inc.	545,013	0.1
4,094	(2)	Malvern Bancorp, Inc.	107,263	0.0
4,123		Marlin Business Services Corp.	92,355	0.0
35,329		MB Financial, Inc.	1,572,847	0.2
41,777	(1),(2)	MBIA, Inc.	305,808	0.0
6,013		Mercantile Bank Corp.	212,680	0.0
23,231		Meridian Bancorp, Inc.	478,559	0.1
4,348		Meta Financial Group, Inc.	402,842	0.0
167,099	(2)	MGIC Investment Corp.	2,357,767	0.3
6,720		Midland States Bancorp, Inc.	218,266	0.0
4,551		MidWestOne Financial Group, Inc.	152,595	0.0
10,586		Moelis & Co.	513,421	0.1
25,731		MTGE Investment Corp.	476,024	0.1
13,515		National Bank Holdings Corp.	438,291	0.1
4,724	(1)	National Bankshares, Inc.	214,706	0.0
4,307	(2)	National Commerce Corp.	173,357	0.0
22,728		National General Holdings Corp.	446,378	0.1
1,276		National Western Life Group, Inc.	422,382	0.1
14,540	(2)	Nationstar Mortgage Holdings, Inc.	268,990	0.0
10,100		Navigators Group, Inc.	491,870	0.1
21,109		NBT Bancorp., Inc.	776,811	0.1
9,063		Nelnet, Inc.	496,471	0.1
63,744		New York Mortgage Trust, Inc.	393,300	0.0
5,021	(2)	Nicolet Bankshares, Inc.	274,850	0.0
28,043	(2)	NMI Holdings, Inc.	476,731	0.1
28,740		Northfield Bancorp, Inc.	490,879	0.1
43,810		Northwest Bancshares, Inc.	732,941	0.1
3,210		Norwood Financial Corp.	105,930	0.0
54,338	(2)	Ocwen Financial Corp.	170,078	0.0
23,063		OFG Bancorp	216,792	0.0
7,251		Old Line Bancshares, Inc.	213,469	0.0
55,980		Old National Bancorp.	976,851	0.1
22,634		Old Second Bancorp, Inc.	308,954	0.0
22,509		OM Asset Management Plc	377,026	0.0
28,067	(2)	On Deck Capital, Inc.	161,105	0.0
3,326		Oppenheimer Holdings, Inc.	89,137	0.0
8,651	(2)	Opus Bank	236,172	0.0
14,683	(1)	Orchid Island Capital, Inc.	136,258	0.0
27,117		Oritani Financial Corp.	444,719	0.1
4,935		Federal Agricultural Mortgage Corp.	386,114	0.0
17,330	(2)	Pacific Premier Bancorp, Inc.	693,200	0.1
2,060	(2)	Paragon Commercial Corp.	109,613	0.0
6,838		Park National Corp.	711,152	0.1
7,112		Peapack Gladstone Financial Corp.	249,062	0.0
9,777	(2)	PennyMac Financial Services, Inc.	218,516	0.0
33,829		PennyMac Mortgage Investment Trust	543,632	0.1
12,654		Peoples Bancorp., Inc.	412,773	0.0
5,399		Peoples Financial Services Corp.	251,485	0.0
9,894		People's Utah Bancorp	299,788	0.0
22,298	(2)	PHH Corp.	229,669	0.0
6,786		Piper Jaffray Cos.	585,293	0.1
8,731		PJT Partners, Inc.	398,134	0.0
20,595	(1),(2)	PRA Group, Inc.	683,754	0.1
5,030		Preferred Bank/Los Angeles CA	295,663	0.0
19,919		Primerica, Inc.	2,022,774	0.2
31,906		Provident Financial Services, Inc.	860,505	0.1
4,721		QCR Holdings, Inc.	202,295	0.0
98,088		Radian Group, Inc.	2,021,594	0.2
37,960		Redwood Trust, Inc.	562,567	0.1
19,076		Renasant Corp.	780,018	0.1
21,942	(1),(2)	Republic First Bancorp, Inc.	185,410	0.0
21,012		Resource Capital Corp.	196,882	0.0
17,511		RLI Corp.	1,062,217	0.1
17,156		S&T Bancorp, Inc.	682,980	0.1
16,710	(2)	Safeguard Scientifics, Inc.	187,152	0.0
7,730		Safety Insurance Group, Inc.	621,492	0.1
13,881		Sandy Spring Bancorp, Inc.	541,637	0.1
16,903	(2)	Seacoast Banking Corp. of Florida	426,125	0.1
26,275		Selective Insurance Group	1,542,343	0.2
20,909		ServisFirst Bancshares, Inc.	867,724	0.1
4,421		Sierra Bancorp.	117,422	0.0
17,403		Simmons First National Corp.	993,711	0.1

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

3,726	(2)	SmartFinancial, Inc.	80,854	0.0
16,917		South State Corp.	1,474,317	0.2
4,967	(2)	Southern First Bancshares, Inc.	204,889	0.0
14,993		Southside Bancshares, Inc.	504,974	0.1
9,076		State Auto Financial Corp.	264,293	0.0
20,822		State Bank Financial Corp.	621,328	0.1
95,139		Sterling Bancorp/DE	2,340,419	0.3
10,158		Stewart Information Services Corp.	429,683	0.1
29,236		Stifel Financial Corp.	1,741,296	0.2
13,637		Stock Yards Bancorp, Inc.	514,115	0.1
4,396	(2)	Sunshine Bancorp, Inc.	100,844	0.0
6,528		Territorial Bancorp, Inc.	201,519	0.0
22,275	(2)	Texas Capital Bancshares, Inc.	1,980,248	0.2
42,115	(2)	Third Point Reinsurance Ltd.	616,985	0.1
19,726		Tiptree Financial, Inc.	117,370	0.0
7,790		Tompkins Financial Corp.	633,717	0.1
27,489		TowneBank	845,287	0.1
11,633		Trico Bancshares	440,425	0.1
10,743	(2)	Tristate Capital Holdings, Inc.	247,089	0.0
6,529	(2)	Triumph Bancorp, Inc.	205,664	0.0
9,603	(1),(2)	Trupanion, Inc.	281,080	0.0
52,929		Trustco Bank Corp.	486,947	0.1
28,148		Trustmark Corp.	896,795	0.1
19,732		UMB Financial Corp.	1,419,125	0.2
96,845		Umpqua Holdings Corp.	2,014,376	0.2
21,153		Union Bankshares Corp.	765,104	0.1
42,023		United Bankshares, Inc.	1,460,299	0.2
28,800		United Community Banks, Inc. GA	810,432	0.1
35,302		United Community Financial Corp.	322,307	0.0
23,619		United Financial Bancorp, Inc.	416,639	0.1
11,993		United Fire Group, Inc.	546,641	0.1
10,805		United Insurance Holdings Corp.	186,386	0.0
14,660		Universal Insurance Holdings, Inc.	400,951	0.0
15,219		Univest Corp. of Pennsylvania	426,893	0.1
111,468		Valley National Bancorp	1,250,671	0.1
6,081	(2)	Veritex Holdings, Inc.	167,775	0.0
11,549	(1)	Virtu Financial, Inc.	211,347	0.0
2,871		Virtus Investment Partners, Inc.	330,309	0.0
33,935	(1)	Waddell & Reed Financial, Inc.	758,108	0.1
12,914	(2)	Walker & Dunlop, Inc.	613,415	0.1
38,621		Washington Federal, Inc.	1,322,769	0.1
8,869		Washington Trust Bancorp, Inc.	472,274	0.1
7,356		WashingtonFirst Bankshares, Inc.	252,017	0.0
19,331		Waterstone Financial, Inc.	329,594	0.0
18,362		WesBanco, Inc.	746,415	0.1
11,750	(1)	Westamerica Bancorp.	699,713	0.1
22,605		Western Asset Mortgage Capital Corp.	224,920	0.0
11,712		Western New England Bancorp, Inc.	127,661	0.0
5,729		Westwood Holdings Group, Inc.	379,317	0.0
24,311		Wintrust Financial Corp.	2,002,497	0.2
50,980		WisdomTree Investments, Inc.	639,799	0.1
109,284	(2)	WMIH Corp.	92,793	0.0
2,998	(2)	World Acceptance Corp.	241,999	0.0
16,259		WSFS Financial Corp.	777,993	0.1
			167,559,381	17.6

		Health Care: 15.2%
5,767	(2)	AAC Holdings, Inc.	51,903	0.0
10,334		Abaxis, Inc.	511,740	0.1
12,451	(1),(2)	Abeona Therapeutics, Inc.	197,348	0.0
11,589	(1),(2)	Accelerate Diagnostics, Inc.	303,632	0.0
16,011	(2)	Acceleron Pharma, Inc.	679,507	0.1
44,373	(2)	Accuray, Inc.	190,804	0.0
14,465		Aceto Corp.	149,423	0.0
15,435	(1),(2)	Achaogen, Inc.	165,772	0.0
55,819	(2)	Achillion Pharmaceuticals, Inc.	160,759	0.0
9,852	(2)	Aclaris Therapeutics, Inc.	242,950	0.0
20,082	(2)	Acorda Therapeutics, Inc.	430,759	0.1
7,070	(1),(2)	Adamas Pharmaceuticals, Inc.	239,602	0.0
2,721	(2)	Addus HomeCare Corp.	94,691	0.0
18,935	(2)	Aduro Biotech, Inc.	142,012	0.0
17,612	(1),(2)	Advaxis, Inc.	50,018	0.0
14,844	(2)	Aerie Pharmaceuticals, Inc.	886,929	0.1
36,185	(1),(2)	Agenus, Inc.	117,963	0.0
15,781	(2)	Aimmune Therapeutics, Inc.	596,837	0.1
6,820	(1),(2)	Akcea Therapeutics, Inc.	118,395	0.0
20,308	(2)	Akebia Therapeutics, Inc.	301,980	0.0
28,389	(2)	Alder Biopharmaceuticals, Inc.	325,054	0.0
81,187	(2)	Allscripts-Misys Healthcare Solutions, Inc.	1,181,271	0.1
5,537	(2)	Almost Family, Inc.	306,473	0.0
16,536	(2)	AMAG Pharmaceuticals, Inc.	219,102	0.0
13,014	(2)	Amedisys, Inc.	685,968	0.1
74,769	(2)	Amicus Therapeutics, Inc.	1,075,926	0.1
21,298	(2)	AMN Healthcare Services, Inc.	1,048,926	0.1
16,705	(2)	Amphastar Pharmaceuticals, Inc.	321,404	0.0
5,822		Analogic Corp.	487,592	0.1
7,842	(2)	AnaptysBio, Inc.	789,846	0.1
18,220	(1),(2)	Anavex Life Sciences Corp.	58,668	0.0
15,438	(2)	Angiodynamics, Inc.	256,734	0.0
3,931	(2)	ANI Pharmaceuticals, Inc.	253,353	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

7,499	(2)	Anika Therapeutics, Inc.	404,271	0.1
65,073	(2)	Antares Pharma, Inc.	129,495	0.0
19,530	(2)	Aratana Therapeutics, Inc.	102,728	0.0
15,121	(2)	Ardelyx, Inc.	99,799	0.0
17,572	(2)	Arena Pharmaceuticals, Inc.	596,921	0.1
86,956	(1),(2)	Array Biopharma, Inc.	1,113,037	0.1
6,966	(2)	Assembly Biosciences, Inc.	315,211	0.0
13,921	(1),(2)	Asterias Biotherapeutics, Inc.	31,322	0.0
11,813	(2)	Atara Biotherapeutics, Inc.	213,815	0.0
52,340	(1),(2)	Athersys, Inc.	94,735	0.0
15,880	(2)	AtriCure, Inc.	289,651	0.0
700		Atrion Corp.	441,420	0.1
6,703	(2)	Audentes Therapeutics, Inc.	209,469	0.0
11,306	(2)	Avexis, Inc.	1,251,235	0.1
13,684	(1),(2)	AxoGen, Inc.	387,257	0.1
13,941	(2)	Axovant Sciences Ltd.	73,469	0.0
11,319	(1),(2)	Bellicum Pharmaceuticals, Inc.	95,193	0.0
50,799	(2)	BioScrip, Inc.	147,825	0.0
42,157	(1),(2)	BioCryst Pharmaceuticals, Inc.	206,991	0.0
4,726	(2)	Biohaven Pharmaceutical Holding Co. Ltd.	127,507	0.0
2,195	(2)	BioSpecifics Technologies Corp.	95,109	0.0
12,980	(2)	BioTelemetry, Inc.	388,102	0.1
32,496	(2)	Biotime, Inc.	69,866	0.0
21,861	(2)	Bluebird Bio, Inc.	3,893,444	0.4
18,894	(2)	Blueprint Medicines Corp.	1,424,797	0.2
14,186	(2)	Calithera Biosciences, Inc.	118,453	0.0
3,485	(1),(2)	Calyxt, Inc.	76,775	0.0
14,523	(2)	Cambrex Corp.	697,104	0.1
16,255		Cantel Medical Corp.	1,672,152	0.2
13,473	(2)	Capital Senior Living Corp.	181,751	0.0
12,316	(2)	Cara Therapeutics, Inc.	150,748	0.0
15,022	(2)	Cardiovascular Systems, Inc.	355,871	0.0
26,929	(2)	Castlight Health, Inc.	100,984	0.0
56,807	(2)	Catalent, Inc.	2,333,632	0.3
32,973	(2)	Catalyst Pharmaceuticals, Inc.	128,924	0.0
55,256	(1),(2)	Celldex Therapeutics, Inc.	156,927	0.0
52,929	(2)	Cerus Corp.	178,900	0.0
7,021		Chemed Corp.	1,706,243	0.2
15,984	(2)	ChemoCentryx, Inc.	95,105	0.0
29,203	(2)	Chimerix, Inc.	135,210	0.0
7,586	(2)	Civitas Solutions, Inc.	129,721	0.0
8,899	(2)	Clearside Biomedical, Inc.	62,293	0.0
19,806	(2)	Clovis Oncology, Inc.	1,346,808	0.2
17,607	(2)	Coherus Biosciences, Inc.	154,942	0.0
10,948	(1),(2)	Collegium Pharmaceutical, Inc.	202,100	0.0
45,927	(1),(2)	Community Health Systems, Inc.	195,649	0.0
6,425		Computer Programs & Systems, Inc.	193,071	0.0
14,517	(2)	Conatus Pharmaceuticals, Inc.	67,069	0.0
8,778	(2)	Concert Pharmaceuticals, Inc.	227,087	0.0
20,869	(2)	ConforMIS, Inc.	49,668	0.0
12,919		Conmed Corp.	658,481	0.1
21,836	(2)	Corbus Pharmaceuticals Holdings, Inc.	155,036	0.0
41,598	(1),(2)	Corcept Therapeutics, Inc.	751,260	0.1
52,256	(2)	Corindus Vascular Robotics, Inc.	52,779	0.0
12,108	(2)	Corium International, Inc.	116,358	0.0
5,112	(2)	Corvel Corp.	270,425	0.0
5,390	(2)	Corvus Pharmaceuticals, Inc.	55,840	0.0
16,759	(2)	Cotiviti Holdings, Inc.	539,807	0.1
18,329	(2)	Cross Country Healthcare, Inc.	233,878	0.0
16,798	(2)	CryoLife, Inc.	321,682	0.0
59,413	(2)	Curis, Inc.	41,589	0.0
5,293	(2)	Cutera, Inc.	240,038	0.0
19,190	(2)	Cytokinetics, Inc.	156,398	0.0
13,088	(1),(2)	CytomX Therapeutics, Inc.	276,288	0.0
5,263	(2)	Deciphera Pharmaceuticals, Inc.	119,312	0.0
27,068	(2)	Depomed, Inc.	217,897	0.0
17,382	(2)	Dermira, Inc.	483,393	0.1
21,641	(2)	Diplomat Pharmacy, Inc.	434,335	0.1
2,965	(1),(2)	Dova Pharmaceuticals, Inc.	85,392	0.0
82,826	(2)	Durect Corp.	76,349	0.0
27,887	(2)	Dynavax Technologies Corp.	521,487	0.1
3,657	(1),(2)	Eagle Pharmaceuticals, Inc./DE	195,357	0.0
10,284	(2)	Edge Therapeutics, Inc.	96,361	0.0
15,379	(2)	Editas Medicine, Inc.	472,597	0.1
15,104	(2)	Emergent Biosolutions, Inc.	701,883	0.1
7,558	(2)	Enanta Pharmaceuticals, Inc.	443,503	0.1
38,910	(2)	Endologix, Inc.	208,168	0.0
23,013		Ensign Group, Inc.	510,889	0.1
6,071	(2)	Entellus Medical, Inc.	148,072	0.0
23,643	(2)	Enzo Biochem, Inc.	192,690	0.0
21,009	(2)	Epizyme, Inc.	263,663	0.0
7,673	(2)	Esperion Therapeutics, Inc.	505,190	0.1
24,486	(1),(2)	Evolent Health, Inc.	301,178	0.0
53,193	(2)	Exact Sciences Corp.	2,794,760	0.3
5,598	(2)	Exactech, Inc.	276,821	0.0
21,533	(2)	Fate Therapeutics, Inc.	131,567	0.0
30,222	(2)	FibroGen, Inc.	1,432,523	0.2
12,594	(2)	FivePrime Therapeutics, Inc.	276,060	0.0
14,198	(1),(2)	Flexion Therapeutics, Inc.	355,518	0.0
15,901	(2)	Fluidigm Corp.	93,657	0.0
18,655	(2)	Fortress Biotech, Inc.	74,433	0.0
6,598	(1),(2)	Foundation Medicine, Inc.	449,984	0.1
3,453	(1),(2)	G1 Therapeutics, Inc.	68,508	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

18,242	(2)	Genesis Healthcare, Inc.	13,917	0.0
19,725	(2)	GenMark Diagnostics, Inc.	82,253	0.0
16,956	(2)	Genocea Biosciences, Inc.	19,669	0.0
8,622	(2)	Genomic Health, Inc.	294,872	0.0
79,449	(1),(2)	Geron Corp.	143,008	0.0
13,123	(2)	Glaukos Corp.	336,605	0.0
16,692	(2)	Global Blood Therapeutics, Inc.	656,830	0.1
32,055	(2)	Globus Medical, Inc.	1,317,460	0.1
23,510	(2)	Haemonetics Corp.	1,365,461	0.2
53,034	(1),(2)	Halozyme Therapeutics, Inc.	1,074,469	0.1
20,077	(2)	Halyard Health, Inc.	927,156	0.1
22,732	(2)	HealthEquity, Inc.	1,060,675	0.1
41,283		Healthsouth Corp.	2,039,793	0.2
12,500	(2)	HealthStream, Inc.	289,500	0.0
20,377	(2)	Heron Therapeutics, Inc.	368,824	0.0
3,002	(2)	Heska Corp.	240,790	0.0
38,358	(2)	HMS Holdings Corp.	650,168	0.1
73,458	(2)	Horizon Pharma PLC	1,072,487	0.1
6,791	(2)	ICU Medical, Inc.	1,466,856	0.2
62,083	(2)	Idera Pharmaceuticals, Inc.	130,995	0.0
25,855	(1),(2)	Ignyta, Inc.	690,328	0.1
13,415	(2)	Immune Design Corp.	52,319	0.0
43,844	(2)	Immunogen, Inc.	281,040	0.0
46,192	(1),(2)	Immunomedics, Inc.	746,463	0.1
32,939	(2)	Impax Laboratories, Inc.	548,434	0.1
24,381	(2)	INC Research Holdings, Inc.	1,063,012	0.1
34,693	(2)	Innoviva, Inc.	492,294	0.1
7,610	(2)	Inogen, Inc.	906,199	0.1
28,393	(1),(2)	Inovalon Holdings, Inc.	425,895	0.1
35,933	(2)	Inovio Pharmaceuticals, Inc.	148,403	0.0
34,103	(2)	Insmed Inc.	1,063,332	0.1
26,432	(2)	Insulet Corp.	1,823,808	0.2
11,751	(1),(2)	Insys Therapeutics, Inc.	113,045	0.0
14,149	(2)	Integer Holdings Corp.	640,950	0.1
28,469	(2)	Integra LifeSciences Holdings Corp.	1,362,526	0.2
7,093	(1),(2)	Intellia Therapeutics, Inc.	136,327	0.0
12,243	(2)	Intersect ENT, Inc.	396,673	0.1
18,066	(2)	Intra-Cellular Therapies, Inc.	261,596	0.0
15,342		Invacare Corp.	258,513	0.0
16,936	(2)	Invitae Corp.	153,779	0.0
26,407	(2)	Iovance Biotherapeutics, Inc.	211,256	0.0
6,452	(2)	iRhythm Technologies, Inc.	361,635	0.0
61,273	(2)	Ironwood Pharmaceuticals, Inc.	918,482	0.1
5,996	(1),(2)	Jounce Therapeutics, Inc.	76,449	0.0
17,995	(2)	K2M Group Holdings, Inc.	323,910	0.0
15,008	(2)	Karyopharm Therapeutics, Inc.	144,077	0.0
38,137	(1),(2)	Keryx Biopharmaceuticals, Inc.	177,337	0.0
11,383	(2)	Kindred Biosciences, Inc.	107,569	0.0
39,207		Kindred Healthcare, Inc.	380,308	0.1
8,675	(2)	Kura Oncology, Inc.	132,728	0.0
8,172	(1),(2)	La Jolla Pharmaceutical Co.	262,975	0.0
13,037	(1),(2)	Lannett Co., Inc.	302,458	0.0
13,757	(2)	Lantheus Holdings, Inc.	281,331	0.0
6,503		LeMaitre Vascular, Inc.	207,056	0.0
19,748	(1),(2)	Lexicon Pharmaceuticals, Inc.	195,110	0.0
7,124	(2)	LHC Group, Inc.	436,345	0.1
9,350	(1),(2)	Ligand Pharmaceuticals, Inc.	1,280,296	0.1
22,120	(2)	LivaNova PLC	1,767,830	0.2
10,423	(2)	Loxo Oncology, Inc.	877,408	0.1
18,732		Luminex Corp.	369,020	0.1
14,509	(2)	MacroGenics, Inc.	275,671	0.0
1,751	(2)	Madrigal Pharmaceuticals, Inc.	160,724	0.0
10,705	(2)	Magellan Health, Inc.	1,033,568	0.1
20,098	(2)	Masimo Corp.	1,704,310	0.2
33,096	(2)	Matinas BioPharma Holdings, Inc.	38,391	0.0
31,041	(2)	Medicines Co.	848,661	0.1
19,341	(1),(2)	MediciNova, Inc.	125,136	0.0
25,474	(2)	Medidata Solutions, Inc.	1,614,287	0.2
3,843	(2)	Medpace Holdings, Inc.	139,347	0.0
4,601	(2)	Melinta Therapeutics, Inc.	72,696	0.0
22,186		Meridian Bioscience, Inc.	310,604	0.0
22,045	(2)	Merit Medical Systems, Inc.	952,344	0.1
5,878		Merrimack Pharmaceuticals, Inc.	60,250	0.0
48,181	(1),(2)	MiMedx Group Inc.	607,562	0.1
10,699	(2)	Minerva Neurosciences, Inc.	64,729	0.0
20,107	(2)	Molina Healthcare, Inc.	1,541,805	0.2
32,933	(2)	Momenta Pharmaceuticals, Inc.	459,415	0.1
8,909	(1),(2)	MyoKardia, Inc.	375,069	0.1
29,113	(2)	Myriad Genetics, Inc.	999,886	0.1
8,477	(2)	NanoString Technologies, Inc.	63,323	0.0
13,481	(2)	NantKwest, Inc.	60,530	0.0
14,663	(2)	Natera, Inc.	131,820	0.0
5,736		National Healthcare Corp.	349,552	0.0
3,297		National Research Corp.	122,978	0.0
13,979	(2)	Natus Medical, Inc.	533,998	0.1
66,793	(2)	Nektar Therapeutics	3,988,878	0.4
16,736	(2)	Neogen Corp.	1,375,867	0.2
29,333	(1),(2)	NeoGenomics, Inc.	259,890	0.0
10,790	(1),(2)	Neos Therapeutics, Inc.	110,058	0.0
12,488	(2)	Nevro Corp.	862,172	0.1
12,626	(1),(2)	NewLink Genetics Corp.	102,397	0.0
137,284	(1),(2)	Novavax, Inc.	170,232	0.0
8,981	(1),(2)	Novelion Therapeutics, Inc.	28,021	0.0
26,791	(1),(2)	Novocure Ltd.	541,178	0.1
22,698	(2)	NuVasive, Inc.	1,327,606	0.2
29,516	(2)	NxStage Medical, Inc.	715,173	0.1
10,979	(1),(2)	Ocular Therapeutix, Inc.	48,857	0.0
20,538	(1),(2)	Omeros Corp.	399,053	0.1
16,603	(2)	Omnicell, Inc.	805,246	0.1
26,096	(2)	OraSure Technologies, Inc.	492,171	0.1
52,032	(1),(2)	Organovo Holdings, Inc.	69,723	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

8,233	(2)	Orthofix International NV	450,345	0.1
12,606	(2)	Otonomy, Inc.	69,963	0.0
27,024		Owens & Minor, Inc.	510,213	0.1
12,003	(1),(2)	Oxford Immunotec Global PLC	167,682	0.0
46,997	(1),(2)	Pacific Biosciences of California, Inc.	124,072	0.0
17,555	(2)	Pacira Pharmaceuticals, Inc.	801,386	0.1
10,573	(2)	Paratek Pharmaceuticals, Inc.	189,257	0.0
76,599	(2)	PDL BioPharma, Inc.	209,881	0.0
13,310	(2)	Penumbra, Inc.	1,252,471	0.1
4,275	(2)	PetIQ, Inc.	93,366	0.0
8,771		Phibro Animal Health Corp.	293,829	0.0
19,682	(2)	Pieris Pharmaceuticals, Inc.	148,599	0.0
24,855	(2)	Portola Pharmaceuticals, Inc.	1,209,941	0.1
22,099	(2)	PRA Health Sciences, Inc.	2,012,556	0.2
23,439	(2)	Prestige Brands Holdings, Inc.	1,040,926	0.1
35,657	(2)	Progenics Pharmaceuticals, Inc.	212,159	0.0
5,279	(2)	Protagonist Therapeutics, Inc.	109,803	0.0
17,208	(1),(2)	Prothena Corp. PLC	645,128	0.1
6,402	(2)	Providence Service Corp.	379,895	0.1
18,215	(2)	PTC Therapeutics, Inc.	303,826	0.0
4,221	(1),(2)	Pulse Biosciences, Inc.	99,616	0.0
13,004	(2)	Puma Biotechnology, Inc.	1,285,445	0.1
23,644	(2)	Quality Systems, Inc.	321,086	0.0
12,816	(2)	Quidel Corp.	555,574	0.1
12,325	(1),(2)	Quotient Ltd.	61,009	0.0
45,354	(2)	R1 RCM, Inc.	200,011	0.0
5,580	(2)	Ra Pharmaceuticals, Inc.	47,430	0.0
16,617	(1),(2)	Radius Health, Inc.	527,922	0.1
20,408	(2)	RadNet, Inc.	206,121	0.0
5,200	(2)	Reata Pharmaceuticals, Inc.	147,264	0.0
9,590	(2)	Recro Pharma, Inc.	88,708	0.0
12,608	(1),(2)	REGENXBIO, Inc.	419,216	0.1
16,003	(2)	Repligen Corp.	580,589	0.1
17,905	(2)	Retrophin, Inc.	377,258	0.1
10,392	(2)	Revance Therapeutics, Inc.	371,514	0.1
3,457	(2)	Rhythm Pharmaceuticals, Inc.	100,460	0.0
64,417	(2)	Rigel Pharmaceuticals, Inc.	249,938	0.0
24,284	(1),(2)	Rockwell Medical, Inc.	141,333	0.0
37,110	(2)	RTI Surgical, Inc.	152,151	0.0
17,079	(2)	Sage Therapeutics, Inc.	2,813,082	0.3
38,027	(2)	Sangamo Biosciences, Inc.	623,643	0.1
26,799	(2)	Sarepta Therapeutics, Inc.	1,491,096	0.2
47,866	(2)	Select Medical Holdings Corp.	844,835	0.1
6,283	(2)	Selecta Biosciences, Inc.	61,636	0.0
10,115	(2)	Seres Therapeutics, Inc.	102,566	0.0
6,188	(2)	Sientra, Inc.	87,003	0.0
12,203	(1),(2)	Spark Therapeutics, Inc.	627,478	0.1
37,962	(2)	Spectrum Pharmaceuticals, Inc.	719,380	0.1
20,732	(1),(2)	Staar Surgical Co.	321,346	0.0
11,069	(1),(2)	Stemline Therapeutics, Inc.	172,676	0.0
13,012	(2)	Strongbridge Biopharma PLC	94,337	0.0
12,049	(1),(2)	Sucampo Pharmaceuticals, Inc.	216,280	0.0
21,575	(2)	Supernus Pharmaceuticals, Inc.	859,764	0.1
9,778	(1),(2)	Surgery Partners, Inc.	118,314	0.0
8,653	(2)	SurModics, Inc.	242,284	0.0
6,719	(2)	Syndax Pharmaceuticals, Inc.	58,858	0.0
104,372	(1),(2)	Synergy Pharmaceuticals, Inc.	232,750	0.0
5,612	(1),(2)	Syros Pharmaceuticals, Inc.	54,605	0.0
3,916	(2)	Tabula Rasa HealthCare, Inc.	109,844	0.0
4,850	(2)	Tactile Systems Technology, Inc.	140,553	0.0
24,340	(1),(2)	Teladoc, Inc.	848,249	0.1
23,342	(1),(2)	Teligent, Inc.	84,731	0.0
36,713	(1),(2)	Tenet Healthcare Corp.	556,569	0.1
20,583	(2)	Tetraphase Pharmaceuticals, Inc.	129,673	0.0
22,521	(1),(2)	TG Therapeutics, Inc.	184,672	0.0
72,203	(1),(2)	TherapeuticsMD, Inc.	436,106	0.1
18,950	(1),(2)	Theravance Biopharma, Inc.	528,516	0.1
16,691	(2)	Tivity Health, Inc.	610,056	0.1
8,527	(2)	Tocagen, Inc.	87,402	0.0
28,282	(2)	Trevena, Inc.	45,251	0.0
10,894	(2)	Triple-S Management Corp.	270,716	0.0
17,560	(2)	Ultragenyx Pharmaceutical, Inc.	814,433	0.1
5,220		US Physical Therapy, Inc.	376,884	0.1
20,118	(1),(2)	Vanda Pharmaceuticals, Inc.	305,794	0.0
17,418	(2)	Varex Imaging Corp.	699,681	0.1
22,876	(1),(2)	VBI Vaccines, Inc.	97,681	0.0
11,713	(2)	Veracyte, Inc.	76,486	0.0
14,960	(2)	Versartis, Inc.	32,912	0.0
13,642	(1),(2)	ViewRay, Inc.	126,325	0.0
13,319	(2)	Vocera Communications, Inc.	402,500	0.1
7,191	(2)	Voyager Therapeutics, Inc.	119,371	0.0
4,989	(2)	WaVe Life Sciences Ltd.	175,114	0.0
46,417	(2)	Wright Medical Group NV	1,030,457	0.1
10,349	(1),(2)	XBiotech, Inc.	40,775	0.0
16,793	(2)	Xencor, Inc.	368,103	0.0
60,782	(1),(2)	ZIOPHARM Oncology, Inc.	251,637	0.0
15,000	(2)	Zogenix, Inc.	600,750	0.1
4,981	(1),(2)	Zynerba Pharmaceuticals, Inc.	62,362	0.0
			144,751,564	15.2

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

		Industrials: 15.4%
19,455		AAON, Inc.	713,998	0.1
15,112		AAR Corp.	593,750	0.1
25,014		ABM Industries, Inc.	943,528	0.1
25,362	(2)	Acacia Research Corp.	102,716	0.0
48,933	(2)	ACCO Brands Corp.	596,983	0.1
26,071		Actuant Corp.	659,596	0.1
10,491	(2)	Advanced Disposal Services, Inc.	251,155	0.0
15,631		Advanced Drainage Systems, Inc.	372,799	0.0
15,811	(2)	Aegion Corp.	402,074	0.0
30,880	(2)	Aerojet Rocketdyne Holdings, Inc.	963,456	0.1
9,656	(2)	Aerovironment, Inc.	542,281	0.1
24,197	(2)	Air Transport Services Group, Inc.	559,919	0.1
21,794		Aircastle Ltd.	509,762	0.1
4,591		Alamo Group, Inc.	518,186	0.1
13,688		Albany International Corp.	841,128	0.1
5,676		Allegiant Travel Co.	878,361	0.1
3,289		Allied Motion Technologies, Inc.	108,833	0.0
13,404		Altra Industrial Motion Corp.	675,562	0.1
3,439		American Railcar Industries, Inc.	143,200	0.0
6,525	(2)	American Woodmark Corp.	849,881	0.1
12,798		Apogee Enterprises, Inc.	585,253	0.1
16,893		Applied Industrial Technologies, Inc.	1,150,413	0.1
8,212	(1),(2)	Aqua Metals, Inc.	17,492	0.0
12,135		ArcBest Corp.	433,826	0.1
7,338		Argan, Inc.	330,210	0.0
12,876	(2)	Armstrong Flooring, Inc.	217,862	0.0
9,298		Astec Industries, Inc.	543,933	0.1
9,974	(2)	Astronics Corp.	413,622	0.0
14,129	(2)	Atkore International Group, Inc.	303,067	0.0
10,450	(2)	Atlas Air Worldwide Holdings, Inc.	612,892	0.1
32,424	(2)	Avis Budget Group, Inc.	1,422,765	0.2
23,816	(1),(2)	Axon Enterprise, Inc.	631,124	0.1
11,681		AZZ, Inc.	596,899	0.1
22,222	(1),(2)	Babcock & Wilcox Enterprises, Inc.	126,221	0.0
22,571		Barnes Group, Inc.	1,428,067	0.2
4,457		Barrett Business Services, Inc.	287,432	0.0
30,044	(2)	Beacon Roofing Supply, Inc.	1,915,605	0.2
30,666	(2)	BMC Stock Holdings, Inc.	775,850	0.1
21,104		Brady Corp.	799,842	0.1
19,522		Briggs & Stratton Corp.	495,273	0.1
20,644		Brink's Co.	1,624,683	0.2
42,288	(2)	Builders FirstSource, Inc.	921,456	0.1
10,066	(1),(2)	Caesarstone Ltd.	221,452	0.0
7,343	(2)	CAI International, Inc.	207,954	0.0
16,725	(2)	Casella Waste Systems, Inc.	385,009	0.0
29,025	(2)	CBIZ, Inc.	448,436	0.1
15,660		Ceco Environmental Corp.	80,336	0.0
14,342	(2)	Chart Industries, Inc.	672,066	0.1
45,368	(1)	Chicago Bridge & Iron Co. NV	732,240	0.1
7,672		CIRCOR International, Inc.	373,473	0.0
10,652		Columbus McKinnon Corp.	425,867	0.0
16,902		Comfort Systems USA, Inc.	737,772	0.1
11,545	(2)	Commercial Vehicle Group, Inc.	123,416	0.0
16,622	(2)	Continental Building Products, Inc.	467,909	0.1
14,430		Costamare, Inc.	83,261	0.0
51,656	(1)	Covanta Holding Corp.	872,986	0.1
6,321	(2)	Covenant Transportation Group, Inc.	181,602	0.0
2,852		CRA International, Inc.	128,197	0.0
8,140	(2)	CSW Industrials, Inc.	374,033	0.0
11,044		Cubic Corp.	651,044	0.1
19,868		Curtiss-Wright Corp.	2,420,916	0.3
7,199	(2)	Daseke, Inc.	102,874	0.0
21,364		Deluxe Corp.	1,641,610	0.2
4,828		DMC Global, Inc.	120,941	0.0
11,290		Douglas Dynamics, Inc.	426,762	0.0
3,872	(2)	Ducommun, Inc.	110,158	0.0
7,056	(2)	DXP Enterprises, Inc.	208,646	0.0
13,553	(2)	Dycom Industries, Inc.	1,510,211	0.2
20,448	(1),(2)	Eagle Bulk Shipping, Inc.	91,607	0.0
3,071		Eastern Co/The	80,307	0.0
12,435	(2)	Echo Global Logistics, Inc.	348,180	0.0
26,277		EMCOR Group, Inc.	2,148,145	0.2
10,012		Encore Wire Corp.	487,084	0.1
8,422	(1),(2)	Energous Corp.	163,808	0.0
17,670	(1),(2)	Energy Recovery, Inc.	154,612	0.0
19,388		EnerSys	1,349,986	0.1
9,116	(2)	Engility Holdings, Inc.	258,621	0.0
16,031		Ennis, Inc.	332,643	0.0
9,453		EnPro Industries, Inc.	883,950	0.1
2,759	(1)	EnviroStar, Inc.	110,360	0.0
11,705		ESCO Technologies, Inc.	705,226	0.1
19,248		Essendant, Inc.	178,429	0.0
11,555	(2)	Esterline Technologies Corp.	863,158	0.1
12,014		Exponent, Inc.	854,195	0.1
27,764		Federal Signal Corp.	557,779	0.1
7,009		Forrester Research, Inc.	309,798	0.0
13,706		Forward Air Corp.	787,273	0.1
6,801	(2)	Foundation Building Materials, Inc.	100,587	0.0
20,944		Franklin Electric Co., Inc.	961,330	0.1
5,479		Freightcar America, Inc.	93,581	0.0
17,400	(2)	FTI Consulting, Inc.	747,504	0.1
17,264		GATX Corp.	1,073,130	0.1
27,423	(2)	Generac Holdings, Inc.	1,357,987	0.1
22,439		General Cable Corp.	664,194	0.1
14,930	(2)	Gibraltar Industries, Inc.	492,690	0.1
9,409		Global Brass & Copper Holdings, Inc.	311,438	0.0
10,375	(2)	GMS, Inc.	390,515	0.0
9,053		Gorman-Rupp Co.	282,544	0.0
3,826	(2)	GP Strategies Corp.	88,763	0.0
6,408		Graham Corp.	134,119	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

17,967		Granite Construction, Inc.	1,139,647	0.1
33,307	(2)	Great Lakes Dredge & Dock Corp.	179,858	0.0
12,347	(1)	Greenbrier Cos., Inc.	658,095	0.1
14,510		Griffon Corp.	295,278	0.0
14,469		H&E Equipment Services, Inc.	588,165	0.1
36,318	(2)	Harsco Corp.	677,331	0.1
23,042		Hawaiian Holdings, Inc.	918,224	0.1
20,115	(1),(2)	HC2 Holdings, Inc.	119,684	0.0
31,940		Healthcare Services Group, Inc.	1,683,877	0.2
22,091		Heartland Express, Inc.	515,604	0.1
9,576		Heidrick & Struggles International, Inc.	235,091	0.0
10,737	(2)	Herc Holdings, Inc.	672,244	0.1
4,725	(2)	Heritage-Crystal Clean, Inc.	102,769	0.0
26,518		Herman Miller, Inc.	1,062,046	0.1
23,987	(1),(2)	Hertz Global Holdings, Inc.	530,113	0.1
18,616	(2)	Hill International, Inc.	101,457	0.0
28,082		Hillenbrand, Inc.	1,255,265	0.1
19,515		HNI Corp.	752,694	0.1
14,536	(2)	HUB Group, Inc.	696,274	0.1
15,529	(2)	Hudson Technologies, Inc.	94,261	0.0
10,681	(2)	Huron Consulting Group, Inc.	432,046	0.0
13,337	(1),(2)	Huttig Building Products, Inc.	88,691	0.0
4,488		Hyster-Yale Materials Handling, Inc.	382,198	0.0
3,750	(2)	Hyster-Yale Materials Handling, Inc. - B shares	319,350	0.0
8,682	(2)	ICF International, Inc.	455,805	0.1
26,905	(2)	Innerworkings, Inc.	269,857	0.0
16,286		Insperity, Inc.	934,002	0.1
8,775		Insteel Industries, Inc.	248,508	0.0
27,573		Interface, Inc.	693,461	0.1
30,363	(2)	JELD-WEN Holding, Inc.	1,195,391	0.1
14,275		John Bean Technologies Corp.	1,581,670	0.2
5,368		Kadant, Inc.	538,947	0.1
13,414		Kaman Corp.	789,280	0.1
62,738		KBR, Inc.	1,244,095	0.1
13,274		Kelly Services, Inc.	361,982	0.0
35,378		Kennametal, Inc.	1,712,649	0.2
19,478	(1),(2)	Keyw Holding Corp.	114,336	0.0
11,994		Kforce, Inc.	302,849	0.0
18,131		Kimball International, Inc.	338,506	0.0
23,256	(2)	KLX, Inc.	1,587,222	0.2
55,979		Knight-Swift Transportation Holdings, Inc.	2,447,402	0.3
22,696		Knoll, Inc.	522,916	0.1
23,473		Korn/Ferry International	971,313	0.1
33,628	(2)	Kratos Defense & Security Solutions, Inc.	356,121	0.0
7,777	(2)	Layne Christensen Co.	97,601	0.0
4,740	(2)	LB Foster Co.	128,691	0.0
5,052		Lindsay Corp.	445,586	0.1
14,812		LSC Communications, Inc.	224,402	0.0
7,353	(2)	Lydall, Inc.	373,165	0.0
14,341	(2)	Manitowoc Co., Inc./The	564,175	0.1
19,832		Marten Transport Ltd.	402,590	0.0
12,919	(2)	Masonite International Corp.	957,944	0.1
29,818	(2)	Mastec, Inc.	1,459,591	0.2
19,574		Matson, Inc.	584,088	0.1
14,653		Matthews International Corp.	773,678	0.1
11,363		McGrath Rentcorp	533,834	0.1
21,504	(2)	Mercury Systems, Inc.	1,104,230	0.1
38,007	(2)	Meritor, Inc.	891,644	0.1
19,402	(2)	Milacron Holdings Corp.	371,354	0.0
6,810		Miller Industries, Inc.	175,698	0.0
8,453	(2)	Mistras Group, Inc.	198,392	0.0
20,109		Mobile Mini, Inc.	693,761	0.1
14,271	(2)	Moog, Inc.	1,239,436	0.1
40,041	(2)	MRC Global, Inc.	677,494	0.1
14,650		MSA Safety, Inc.	1,135,668	0.1
25,470		Mueller Industries, Inc.	902,402	0.1
70,296		Mueller Water Products, Inc.	880,809	0.1
6,386		Multi-Color Corp.	477,992	0.1
8,296	(2)	MYR Group, Inc.	296,416	0.0
2,523	(1)	National Presto Industries, Inc.	250,912	0.0
21,783	(2)	Navigant Consulting, Inc.	422,808	0.0
46,225	(2)	Navios Maritime Holdings, Inc.	55,470	0.0
22,506	(2)	Navistar International Corp.	965,057	0.1
16,067	(2)	NCI Building Systems, Inc.	310,093	0.0
12,814	(2)	Nexeo Solutions, Inc.	116,607	0.0
12,222		NN, Inc.	337,327	0.0
5,616	(2)	Northwest Pipe Co.	107,490	0.0
48,223	(2)	NOW, Inc.	531,900	0.1
3,314	(2)	NV5 Global, Inc.	179,453	0.0
1,401		Omega Flex, Inc.	100,045	0.0
22,679	(2)	On Assignment, Inc.	1,457,579	0.2
17,899	(2)	Orion Group Holdings, Inc.	140,149	0.0
5,066		Park-Ohio Holdings Corp.	232,783	0.0
10,737	(2)	Patrick Industries, Inc.	745,685	0.1
26,551	(2)	PGT Innovations, Inc.	447,384	0.1
105,772	(1),(2)	Plug Power, Inc.	249,622	0.0
7,963	(2)	Ply Gem Holdings, Inc.	147,316	0.0
6,201		Powell Industries, Inc.	177,659	0.0
1,207		Preformed Line Products Co.	85,757	0.0
18,306		Primoris Services Corp.	497,740	0.1
11,192	(2)	Proto Labs, Inc.	1,152,776	0.1
13,034		Quad/Graphics, Inc.	294,568	0.0
17,071		Quanex Building Products Corp.	399,461	0.0
23,571	(2)	Radiant Logistics, Inc.	108,427	0.0
16,254		Raven Industries, Inc.	558,325	0.1
10,586	(2)	RBC Bearings, Inc.	1,338,070	0.1
17,271		Resources Connection, Inc.	266,837	0.0
10,550		REV Group, Inc.	343,192	0.0
46,101	(2)	Rexnord Corp.	1,199,548	0.1
18,848	(2)	Roadrunner Transportation Systems, Inc.	145,318	0.0
23,671		RPX Corp.	318,138	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

29,914		RR Donnelley & Sons Co.	278,200	0.0
15,637	(2)	Rush Enterprises, Inc. - Class A	794,516	0.1
26,948	(2)	Safe Bulkers, Inc.	87,042	0.0
11,763	(2)	Saia, Inc.	832,232	0.1
15,212	(1)	Schneider National, Inc.	434,455	0.1
25,660		Scorpio Bulkers, Inc.	189,884	0.0
18,069		Simpson Manufacturing Co., Inc.	1,037,341	0.1
15,745	(2)	SiteOne Landscape Supply, Inc.	1,207,642	0.1
22,851		Skywest, Inc.	1,213,388	0.1
9,217	(2)	SP Plus Corp.	341,951	0.0
16,796		Spartan Motors, Inc.	264,537	0.0
19,031	(2)	SPX Corp.	597,383	0.1
18,228	(2)	SPX FLOW, Inc.	866,741	0.1
5,921		Standex International Corp.	603,054	0.1
37,588		Steelcase, Inc.	571,338	0.1
11,002	(2)	Sterling Construction Co., Inc.	179,113	0.0
10,971		Sun Hydraulics Corp.	709,714	0.1
37,399	(1),(2)	Sunrun, Inc.	220,654	0.0
13,880	(1),(2)	Team, Inc.	206,812	0.0
8,431		Tennant Co.	612,512	0.1
24,822		Tetra Tech, Inc.	1,195,179	0.1
11,754	(1),(2)	Textainer Group Holdings Ltd.	252,711	0.0
16,777	(2)	Thermon Group Holdings, Inc.	397,112	0.0
23,058		Titan International, Inc.	296,987	0.0
8,769	(2)	Titan Machinery, Inc.	185,640	0.0
5,060	(2)	TPI Composites, Inc.	103,528	0.0
13,379	(2)	Trex Co., Inc.	1,450,150	0.2
20,657	(2)	Trimas Corp.	552,575	0.1
19,158	(2)	TriNet Group, Inc.	849,466	0.1
19,909		Triton International Ltd./Bermuda	745,592	0.1
22,237		Triumph Group, Inc.	604,846	0.1
18,706	(2)	TrueBlue, Inc.	514,415	0.1
17,268	(2)	Tutor Perini Corp.	437,744	0.1
3,559	(2)	Twin Disc, Inc.	94,563	0.0
6,987		Unifirst Corp.	1,152,156	0.1
26,040		Universal Forest Products, Inc.	979,625	0.1
10,661		US Ecology, Inc.	543,711	0.1
5,652	(2)	Vectrus, Inc.	174,364	0.0
4,821	(2)	Veritiv Corp.	139,327	0.0
10,009		Viad Corp.	554,499	0.1
5,497	(2)	Vicor Corp.	114,887	0.0
15,429	(1),(2)	Vivint Solar, Inc.	62,487	0.0
4,811		VSE Corp.	232,997	0.0
26,152		Wabash National Corp.	567,498	0.1
17,121	(2)	WageWorks, Inc.	1,061,502	0.1
12,532		Watts Water Technologies, Inc.	951,805	0.1
20,944		Werner Enterprises, Inc.	809,486	0.1
26,009	(2)	Wesco Aircraft Holdings, Inc.	192,467	0.0
3,088	(2)	Willdan Group, Inc.	73,927	0.0
23,698		Woodward, Inc.	1,813,845	0.2
16,237	(2)	YRC Worldwide, Inc.	233,488	0.0
			145,961,468	15.4

		Information Technology: 16.5%
20,095	(2)	2U, Inc.	1,296,328	0.1
49,537	(1),(2)	3D Systems Corp.	428,000	0.1
39,968	(2)	8x8, Inc.	563,549	0.1
22,826	(2)	A10 Networks, Inc.	176,217	0.0
8,364	(1),(2)	Acacia Communications, Inc.	303,028	0.0
52,025	(2)	ACI Worldwide, Inc.	1,179,407	0.1
18,616	(2)	Actua Corp.	290,410	0.0
34,456	(2)	Acxiom Corp.	949,607	0.1
21,956		Adtran, Inc.	424,849	0.1
17,508	(2)	Advanced Energy Industries, Inc.	1,181,440	0.1
18,730	(2)	Aerohive Networks, Inc.	109,196	0.0
12,691	(2)	Agilysys, Inc.	155,845	0.0
9,254	(2)	Alarm.com Holdings, Inc.	349,338	0.0
10,598	(2)	Alpha & Omega Co.	173,383	0.0
9,436	(2)	Alteryx, Inc.	238,448	0.0
14,648	(2)	Ambarella, Inc.	860,570	0.1
20,675		American Software, Inc.	240,450	0.0
44,230	(2)	Amkor Technology, Inc.	444,511	0.1
12,823	(2)	Anixter International, Inc.	974,548	0.1
3,552	(2)	Appfolio, Inc.	147,408	0.0
8,299	(1),(2)	Applied Optoelectronics, Inc.	313,868	0.0
8,347	(2)	Apptio, Inc.	196,321	0.0
33,067	(2)	Aspen Technology, Inc.	2,189,035	0.2
17,782	(2)	Avid Technology, Inc.	95,845	0.0
18,717		AVX Corp.	323,804	0.0
12,949	(2)	Axcelis Technologies, Inc.	371,636	0.0
15,801	(2)	AXT, Inc.	137,469	0.0
13,065		Badger Meter, Inc.	624,507	0.1
11,208	(2)	Barracuda Networks, Inc.	308,220	0.0
40,424	(2)	Bazaarvoice, Inc.	220,311	0.0
3,625		Bel Fuse, Inc.	91,259	0.0
18,800		Belden, Inc.	1,450,796	0.2
22,216	(2)	Benchmark Electronics, Inc.	646,486	0.1
6,744	(1),(2)	Benefitfocus, Inc.	182,088	0.0
21,346		Blackbaud, Inc.	2,016,984	0.2
24,533	(2)	Blackhawk Network Holdings, Inc.	874,601	0.1
5,394	(2)	Blackline, Inc.	176,923	0.0
20,708	(2)	Blucora, Inc.	457,647	0.1
18,864	(2)	Bottomline Technologies de, Inc.	654,204	0.1
35,108	(2)	Box, Inc.	741,481	0.1
20,154	(2)	Brightcove, Inc.	143,093	0.0
13,964	(2)	BroadSoft, Inc.	766,624	0.1
31,151		Brooks Automation, Inc.	742,951	0.1
10,997		Cabot Microelectronics Corp.	1,034,598	0.1
11,039	(2)	CACI International, Inc.	1,461,012	0.2
16,786	(2)	CalAmp Corp.	359,724	0.0
25,432	(2)	Calix, Inc.	151,320	0.0
29,376	(2)	Callidus Software, Inc.	841,622	0.1
10,833	(2)	Carbonite, Inc.	271,908	0.0
20,589	(2)	Cardtronics plc	381,308	0.0
5,933	(2)	Care.com, Inc.	107,031	0.0
32,405	(1),(2)	Cars.com, Inc.	934,560	0.1
7,338		Cass Information Systems, Inc.	427,145	0.1
10,234	(2)	Ceva, Inc.	472,299	0.1
11,742	(2)	ChannelAdvisor Corp.	105,678	0.0
62,711	(2)	Ciena Corp.	1,312,541	0.1

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

11,554	(2)	Cimpress NV	1,385,094	0.2
28,225	(2)	Cirrus Logic, Inc.	1,463,748	0.2
7,809	(1),(2)	Clearfield, Inc.	95,660	0.0
40,694	(2)	Cloudera, Inc.	672,265	0.1
13,772		Cohu, Inc.	302,295	0.0
18,791	(2)	CommerceHub, Inc. Series C	386,907	0.0
17,336	(2)	Commvault Systems, Inc.	910,140	0.1
9,506		Comtech Telecommunications Corp.	210,273	0.0
10,884	(2)	Control4 Corp.	323,908	0.0
42,604		Convergys Corp.	1,001,194	0.1
23,173	(2)	Cornerstone OnDemand, Inc.	818,702	0.1
13,718	(2)	Coupa Software, Inc.	428,276	0.1
18,399	(2)	Cray, Inc.	445,256	0.1
43,490	(2)	Cree, Inc.	1,615,219	0.2
14,429		CSG Systems International, Inc.	632,279	0.1
17,207		CTS Corp.	443,080	0.1
3,911	(1),(2)	Cyberoptics Corp.	58,665	0.0
21,438		Daktronics, Inc.	195,729	0.0
26,949	(2)	DHI Group, Inc.	51,203	0.0
33,146		Diebold Nixdorf, Inc.	541,937	0.1
16,093	(2)	Digi International, Inc.	153,688	0.0
4,637	(1),(2)	Digimarc Corp.	167,628	0.0
18,133	(2)	Diodes, Inc.	519,873	0.1
13,912	(2)	DSP Group, Inc.	173,900	0.0
9,007	(2)	Eastman Kodak Co.	27,922	0.0
11,147	(1)	Ebix, Inc.	883,400	0.1
12,707	(2)	Electro Scientific Industries, Inc.	272,311	0.0
20,832	(2)	Electronics for Imaging, Inc.	615,169	0.1
15,234	(2)	Ellie Mae, Inc.	1,361,920	0.2
10,509	(2)	Emcore Corp.	67,783	0.0
27,774	(1),(2)	Endurance International Group Holdings, Inc.	233,302	0.0
62,993		Entegris, Inc.	1,918,137	0.2
19,284	(2)	Envestnet, Inc.	961,307	0.1
22,418	(2)	EPAM Systems, Inc.	2,408,366	0.3
6,253	(2)	ePlus, Inc.	470,226	0.1
52,493	(1),(2)	Etsy, Inc.	1,073,482	0.1
7,263	(2)	Everbridge, Inc.	215,856	0.0
29,006	(2)	Everi Holdings, Inc.	218,705	0.0
28,618		EVERTEC, Inc.	390,636	0.0
15,567	(2)	ExlService Holdings, Inc.	939,468	0.1
50,720	(2)	Extreme Networks, Inc.	635,014	0.1
16,572	(2)	Fabrinet	475,616	0.1
13,495		Fair Isaac Corp.	2,067,434	0.2
7,675	(2)	Faro Technologies, Inc.	360,725	0.0
50,905	(2)	Finisar Corp.	1,035,917	0.1
78,339	(1),(2)	Fitbit, Inc.	447,316	0.1
23,947	(2)	Five9, Inc.	595,801	0.1
33,007	(2)	Formfactor, Inc.	516,560	0.1
51,173	(2)	Glu Mobile, Inc.	186,270	0.0
26,027	(1),(2)	Gogo, Inc.	293,585	0.0
38,932	(1),(2)	GrubHub, Inc.	2,795,318	0.3
13,789	(2)	GTT Communications, Inc.	647,394	0.1
11,281		Hackett Group, Inc.	177,225	0.0
39,836	(2)	Harmonic, Inc.	167,311	0.0
21,411	(2)	Hortonworks, Inc.	430,575	0.1
15,145	(2)	HubSpot, Inc.	1,338,818	0.1
7,145	(1),(2)	Ichor Holdings Ltd.	175,767	0.0
27,320	(2)	II-VI, Inc.	1,282,674	0.1
15,373	(1),(2)	Immersion Corp.	108,533	0.0
14,880	(2)	Imperva, Inc.	590,736	0.1
8,355	(1),(2)	Impinj, Inc.	188,238	0.0
63,590	(2)	Infinera Corp.	402,525	0.0
19,037	(1),(2)	Inphi Corp.	696,754	0.1
16,251	(2)	Insight Enterprises, Inc.	622,251	0.1
9,325	(2)	Instructure, Inc.	308,657	0.0
59,820	(2)	Integrated Device Technology, Inc.	1,778,449	0.2
15,492		InterDigital, Inc.	1,179,716	0.1
9,079	(2)	Internap Corp.	142,631	0.0
8,779	(2)	Intevac, Inc.	60,136	0.0
13,155	(2)	Iteris, Inc.	91,690	0.0
15,278	(2)	Itron, Inc.	1,041,960	0.1
13,122	(2)	IXYS Corp.	314,272	0.0
20,993		j2 Global, Inc.	1,575,105	0.2
22,792	(2)	Kemet Corp.	343,248	0.0
15,269	(2)	Kimball Electronics, Inc.	278,659	0.0
39,343	(2)	Knowles Corp.	576,768	0.1
35,978	(1),(2)	Kopin Corp.	115,130	0.0
58,238	(2)	Lattice Semiconductor Corp.	336,616	0.0
32,028	(2)	Limelight Networks, Inc.	141,243	0.0
14,690	(2)	Liquidity Services, Inc.	71,246	0.0
10,077		Littelfuse, Inc.	1,993,432	0.2
27,386	(2)	LivePerson, Inc.	314,939	0.0
27,517	(1),(2)	Lumentum Holdings, Inc.	1,345,581	0.1
17,889	(1),(2)	MACOM Technology Solutions Holdings, Inc.	582,108	0.1
11,387		Mantech International Corp.	571,514	0.1
28,875		Maximus, Inc.	2,066,872	0.2
27,086	(2)	MaxLinear, Inc.	715,612	0.1
17,401	(1),(2)	Maxwell Technologies, Inc.	100,230	0.0
28,570	(2)	Meet Group, Inc./The	80,567	0.0
1,545		Mesa Laboratories, Inc.	192,043	0.0
16,247		Methode Electronics, Inc.	651,505	0.1
4,209	(2)	MicroStrategy, Inc.	552,642	0.1
41,525	(1),(2)	Microvision, Inc.	67,686	0.0
16,852	(2)	Mindbody, Inc.	513,143	0.1
17,451	(2)	Mitek Systems, Inc.	156,186	0.0
23,830		MKS Instruments, Inc.	2,251,935	0.2
31,203	(2)	MobileIron, Inc.	121,692	0.0
14,963	(2)	Model N, Inc.	235,667	0.0
14,878	(2)	MoneyGram International, Inc.	196,092	0.0
17,480		Monolithic Power Systems, Inc.	1,964,053	0.2
19,935		Monotype Imaging Holdings, Inc.	480,433	0.1
7,939		MTS Systems Corp.	426,324	0.1
8,541	(2)	MuleSoft, Inc.	198,664	0.0
10,542	(2)	Nanometrics, Inc.	262,707	0.0
16,469	(1),(2)	NeoPhotonics Corp.	108,366	0.0
13,979	(2)	Netgear, Inc.	821,266	0.1
37,788	(2)	Netscout Systems, Inc.	1,150,645	0.1
13,072	(2)	New Relic, Inc.	755,169	0.1
29,877		NIC, Inc.	495,958	0.1
14,963	(2)	Novanta, Inc.	748,150	0.1
46,848	(2)	Nutanix, Inc.	1,652,797	0.2
2,962		NVE Corp.	254,732	0.0
73,749	(1),(2)	Oclaro, Inc.	497,068	0.1

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

5,911	(2)	Okta, Inc.	151,381	0.0
7,137	(1),(2)	Ominto, Inc.	24,194	0.0
7,961	(2)	OSI Systems, Inc.	512,529	0.1
13,071		Park Electrochemical Corp.	256,845	0.0
22,226	(1),(2)	Paycom Software, Inc.	1,785,415	0.2
11,837	(2)	Paylocity Holding Corp.	558,233	0.1
5,077	(2)	PC Mall, Inc.	50,262	0.0
13,452	(1),(2)	PDF Solutions, Inc.	211,196	0.0
16,446		Pegasystems, Inc.	775,429	0.1
18,797	(2)	Perficient, Inc.	358,459	0.0
31,160	(2)	Photronics, Inc.	265,639	0.0
16,504	(2)	Pixelworks, Inc.	104,470	0.0
14,962		Plantronics, Inc.	753,786	0.1
15,138	(2)	Plexus Corp.	919,179	0.1
12,743		Power Integrations, Inc.	937,248	0.1
8,029	(2)	Presidio, Inc.	153,916	0.0
21,946		Progress Software Corp.	934,241	0.1
19,623	(2)	Proofpoint, Inc.	1,742,719	0.2
12,573	(2)	PROS Holdings, Inc.	332,556	0.0
41,988	(2)	Pure Storage, Inc.	665,930	0.1
14,035	(2)	Q2 Holdings, Inc.	517,190	0.1
3,505		QAD, Inc.	136,169	0.0
14,101	(2)	Qualys, Inc.	836,894	0.1
9,185	(1),(2)	Quantenna Communications, Inc.	112,057	0.0
12,969	(2)	Quantum Corp.	73,015	0.0
17,839	(2)	QuinStreet, Inc.	149,491	0.0
32,654	(2)	Quotient Technology, Inc.	383,685	0.0
49,069	(2)	Rambus, Inc.	697,761	0.1
9,883	(2)	Rapid7, Inc.	184,417	0.0
26,523	(2)	RealPage, Inc.	1,174,969	0.1
6,469		Reis, Inc.	133,585	0.0
23,045	(2)	Ribbon Communications, Inc.	178,138	0.0
28,328	(1),(2)	RingCentral, Inc.	1,371,075	0.2
8,102	(2)	Rogers Corp.	1,311,876	0.1
8,336	(2)	Rosetta Stone, Inc.	103,950	0.0
20,823	(2)	Rubicon Project, Inc.	38,939	0.0
15,972	(2)	Rudolph Technologies, Inc.	381,731	0.0
31,589	(2)	Sanmina Corp.	1,042,437	0.1
11,498	(2)	Scansource, Inc.	411,628	0.1
19,592		Science Applications International Corp.	1,500,159	0.2
28,768	(2)	Semtech Corp.	983,866	0.1
36,641	(2)	ServiceSource International, Inc.	113,221	0.0
8,202	(2)	Shutterstock, Inc.	352,932	0.0
19,735	(2)	Sigma Designs, Inc.	137,158	0.0
18,388	(2)	Silicon Laboratories, Inc.	1,623,660	0.2
20,111	(2)	Silver Spring Networks, Inc.	326,603	0.0
3,057	(2)	SMART Global Holdings, Inc.	103,021	0.0
7,960	(2)	SPS Commerce, Inc.	386,776	0.0
7,250	(2)	Stamps.com, Inc.	1,363,000	0.2
22,859	(1),(2)	Stratasys Ltd.	456,266	0.1
25,697	(1),(2)	SunPower Corp.	216,626	0.0
18,105	(2)	Super Micro Computer, Inc.	378,847	0.0
19,372	(2)	Sykes Enterprises, Inc.	609,249	0.1
15,419	(2)	Synaptics, Inc.	615,835	0.1
19,115	(2)	Synchronoss Technologies, Inc.	170,888	0.0
13,066		SYNNEX Corp.	1,776,323	0.2
16,026	(2)	Syntel, Inc.	368,438	0.0
4,608		Systemax, Inc.	153,308	0.0
15,552	(2)	Tech Data Corp.	1,523,629	0.2
6,802	(2)	TechTarget, Inc.	94,684	0.0
13,648	(2)	TeleNav, Inc.	75,064	0.0
7,471		TeleTech Holdings, Inc.	300,708	0.0
52,505		TiVo Corp.	819,078	0.1
10,522	(1),(2)	Trade Desk, Inc./The	481,171	0.1
56,594		Travelport Worldwide Ltd.	739,684	0.1
28,365	(1),(2)	TrueCar, Inc.	317,688	0.0
41,849	(2)	TTM Technologies, Inc.	655,774	0.1
4,174	(1),(2)	Tucows, Inc.	292,389	0.0
27,649	(1),(2)	Twilio, Inc.	652,516	0.1
10,216	(1),(2)	Ubiquiti Networks, Inc.	725,540	0.1
14,681	(2)	Ultra Clean Holdings, Inc.	338,984	0.0
25,106	(1),(2)	Unisys Corp.	204,614	0.0
3,907	(2)	Upland Software, Inc.	84,626	0.0
17,184	(2)	USA Technologies, Inc.	167,544	0.0
8,416	(2)	Varonis Systems, Inc.	408,597	0.1
15,253	(2)	VASCO Data Security International, Inc.	212,017	0.0
21,585	(2)	Veeco Instruments, Inc.	320,537	0.0
48,642	(2)	VeriFone Holdings, Inc.	861,450	0.1
27,539	(2)	Verint Systems, Inc.	1,152,507	0.1
23,802	(1),(2)	Viasat, Inc.	1,781,580	0.2
101,283	(2)	Viavi Solutions, Inc.	885,213	0.1
24,728	(1),(2)	VirnetX Holding Corp.	91,494	0.0
12,541	(2)	Virtusa Corp.	552,807	0.1
58,363		Vishay Intertechnology, Inc.	1,211,032	0.1
6,432	(2)	Vishay Precision Group, Inc.	161,765	0.0
18,563	(2)	Web.com Group, Inc.	404,673	0.0
10,056	(2)	Workiva, Inc.	215,198	0.0
28,732	(2)	Xcerra Corp.	281,286	0.0
18,136	(2)	XO Group, Inc.	334,791	0.0
22,362		Xperi Corp.	545,633	0.1
35,405	(2)	Yelp, Inc.	1,485,594	0.2
7,720	(2)	Yext, Inc.	92,872	0.0
44,032	(2)	Zendesk, Inc.	1,490,043	0.2
36,862	(2)	Zix Corp.	161,456	0.0
			156,741,049	16.5

		Materials: 4.5%
13,742		A Schulman, Inc.	511,889	0.1
9,298	(1)	Advanced Emissions Solutions, Inc.	89,819	0.0
13,910	(2)	AdvanSix, Inc.	585,194	0.1
12,729	(2)	AgroFresh Solutions, Inc.	94,194	0.0
142,854	(1),(2)	AK Steel Holding Corp.	808,554	0.1
55,962	(2)	Allegheny Technologies, Inc.	1,350,923	0.1
14,753		American Vanguard Corp.	289,896	0.0
14,495		Balchem Corp.	1,168,297	0.1
17,856		Boise Cascade Co.	712,454	0.1
24,103		Calgon Carbon Corp.	513,394	0.1
20,413		Carpenter Technology Corp.	1,040,859	0.1
22,074	(2)	Century Aluminum Co.	433,533	0.0
3,496		Chase Corp.	421,268	0.0
7,832	(2)	Clearwater Paper Corp.	355,573	0.0
132,319	(2)	Cleveland-Cliffs, Inc.	954,020	0.1
18,236	(2)	Codexis, Inc.	152,271	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

82,115	(2)	Coeur Mining, Inc.	615,862	0.1
50,552		Commercial Metals Co.	1,077,769	0.1
15,083	(1)	Compass Minerals International, Inc.	1,089,747	0.1
5,458		Deltic Timber Corp.	499,680	0.1
37,728	(2)	Ferro Corp.	890,003	0.1
26,828	(2)	Flotek Industries, Inc.	125,018	0.0
9,639	(1),(2)	Forterra, Inc.	106,993	0.0
7,790		FutureFuel Corp.	109,761	0.0
32,447	(2)	GCP Applied Technologies, Inc.	1,035,059	0.1
24,632		Gold Resource Corp.	108,381	0.0
2,532		Greif, Inc.	175,594	0.0
10,992		Greif, Inc. - Class A	665,895	0.1
6,464		Hawkins, Inc.	227,533	0.0
7,016		Haynes International, Inc.	224,863	0.0
22,246		HB Fuller Co.	1,198,392	0.1
179,998		Hecla Mining Co.	714,592	0.1
19,406	(2)	Ingevity Corp.	1,367,541	0.1
9,396		Innophos Holdings, Inc.	439,075	0.1
10,868		Innospec, Inc.	767,281	0.1
42,350	(2)	Intrepid Potash, Inc.	201,586	0.0
7,407		Kaiser Aluminum Corp.	791,438	0.1
38,659		KapStone Paper and Packaging Corp.	877,173	0.1
82,110	(2)	Klondex Mines Ltd.	214,307	0.0
4,913		KMG Chemicals, Inc.	324,651	0.0
9,939	(2)	Koppers Holdings, Inc.	505,895	0.1
14,046	(2)	Kraton Corp.	676,596	0.1
9,700		Kronos Worldwide, Inc.	249,969	0.0
65,551	(2)	Louisiana-Pacific Corp.	1,721,369	0.2
11,109	(2)	LSB Industries, Inc.	97,315	0.0
9,489		Materion Corp.	461,165	0.1
15,640		Minerals Technologies, Inc.	1,076,814	0.1
12,991		Myers Industries, Inc.	253,324	0.0
7,402		Neenah Paper, Inc.	670,991	0.1
5,071		Olympic Steel, Inc.	108,976	0.0
23,833	(2)	Omnova Solutions, Inc.	238,330	0.0
20,495		PH Glatfelter Co.	439,413	0.1
36,961		PolyOne Corp.	1,607,803	0.2
5,967		Quaker Chemical Corp.	899,764	0.1
20,250		Rayonier Advanced Materials, Inc.	414,112	0.0
7,499	(2)	Ryerson Holding Corp.	77,990	0.0
12,408		Schnitzer Steel Industries, Inc.	415,668	0.0
14,122		Schweitzer-Mauduit International, Inc.	640,574	0.1
19,533		Sensient Technologies Corp.	1,428,839	0.2
8,778		Stepan Co.	693,199	0.1
49,750	(2)	Summit Materials, Inc.	1,564,140	0.2
30,222	(2)	SunCoke Energy, Inc.	362,362	0.0
19,195	(2)	TimkenSteel Corp.	291,572	0.0
13,104		Tredegar Corp.	251,597	0.0
19,801		Trinseo SA	1,437,553	0.2
39,433		Tronox Ltd. - CL A	808,771	0.1
7,324	(2)	US Concrete, Inc.	612,653	0.1
15,711		Valhi, Inc.	96,937	0.0
16,150	(2)	Verso Corp.	283,755	0.0
12,440	(1)	Warrior Met Coal, Inc.	312,866	0.0
19,694		Worthington Industries, Inc.	867,718	0.1
			42,898,362	4.5
		Real Estate: 6.7%
37,878		Acadia Realty Trust	1,036,342	0.1
11,781		Agree Realty Corp.	606,015	0.1
21,128		Alexander & Baldwin, Inc.	586,091	0.1
1,205		Alexander's, Inc.	476,999	0.1
5,393	(1),(2)	Altisource Portfolio Solutions SA	151,004	0.0
26,731		Altisource Residential Corp.	317,030	0.0
19,481		American Assets Trust, Inc.	744,953	0.1
18,337		Armada Hoffler Properties, Inc.	284,774	0.0
17,628		Ashford Hospitality Prime, Inc.	171,520	0.0
39,960		Ashford Hospitality Trust, Inc.	268,931	0.0
9,480		Bluerock Residential Growth REIT, Inc.	95,843	0.0
33,145		CareTrust REIT, Inc.	555,510	0.1
20,125		CatchMark Timber Trust, Inc.	264,241	0.0
73,823	(1)	CBL & Associates Properties, Inc.	417,838	0.1
55,599		Cedar Realty Trust, Inc.	338,042	0.0
19,471		Chatham Lodging Trust	443,160	0.1
28,214		Chesapeake Lodging Trust	764,317	0.1
15,262		City Office REIT, Inc.	198,559	0.0
9,828		Community Healthcare Trust, Inc.	276,167	0.0
3,524		Consolidated-Tomoka Land Co.	223,774	0.0
6,876		CorEnergy Infrastructure Trust, Inc.	262,663	0.0
185,896		Cousins Properties, Inc.	1,719,538	0.2
88,180		DiamondRock Hospitality Co.	995,552	0.1
17,781		Easterly Government Properties, Inc.	379,447	0.0
14,952		EastGroup Properties, Inc.	1,321,458	0.1
32,418		Education Realty Trust, Inc.	1,132,037	0.1
53,184		First Industrial Realty Trust, Inc.	1,673,700	0.2
4,877	(2)	Forestar Group, Inc.	107,294	0.0
29,664		Four Corners Property Trust, Inc.	762,365	0.1
50,561		Franklin Street Properties Corp.	543,025	0.1
2,381	(2)	FRP Holdings, Inc.	105,359	0.0
54,986		Geo Group, Inc./The	1,297,670	0.1
18,043		Getty Realty Corp.	490,048	0.1
14,447		Gladstone Commercial Corp.	304,254	0.0
28,629		Global Net Lease, Inc.	589,185	0.1
42,771		Government Properties Income Trust	792,974	0.1
67,579		Gramercy Property Trust	1,801,656	0.2
53,558		Healthcare Realty Trust, Inc.	1,720,283	0.2
20,252		Hersha Hospitality Trust	352,385	0.0
17,429		HFF, Inc.	847,747	0.1
29,178		Independence Realty Trust, Inc.	294,406	0.0
18,977	(2)	InfraREIT, Inc.	352,593	0.0

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

70,089	(1)	Investors Real Estate Trust	398,105	0.0
34,648	(2)	iStar, Inc.	391,522	0.0
54,938		Kennedy-Wilson Holdings, Inc.	953,174	0.1
36,353		Kite Realty Group Trust	712,519	0.1
49,710		LaSalle Hotel Properties	1,395,360	0.2
96,740		Lexington Realty Trust	933,541	0.1
17,803		LTC Properties, Inc.	775,321	0.1
41,462		Mack-Cali Realty Corp.	893,921	0.1
7,376	(2)	Marcus & Millichap, Inc.	240,531	0.0
31,169		Monmouth Real Estate Investment Corp.	554,808	0.1
18,170		National Health Investors, Inc.	1,369,655	0.2
20,425		National Storage Affiliates Trust	556,785	0.1
36,058		New Senior Investment Group, Inc.	272,598	0.0
8,101		NexPoint Residential Trust, Inc.	226,342	0.0
27,943		NorthStar Realty Europe Corp.	375,274	0.0
10,366		One Liberty Properties, Inc.	268,687	0.0
31,544	(1)	Pebblebrook Hotel Trust	1,172,490	0.1
31,551	(1)	Pennsylvania Real Estate Investment Trust	375,141	0.0
72,904		Physicians Realty Trust	1,311,543	0.1
18,140		Potlatch Corp.	905,186	0.1
15,407		Preferred Apartment Communities, Inc.	311,992	0.0
9,038		PS Business Parks, Inc.	1,130,563	0.1
21,843		QTS Realty Trust, Inc.	1,183,017	0.1
43,459	(2)	Quality Care Properties, Inc.	600,169	0.1
65,583		RAIT Financial Trust	24,594	0.0
31,768		Ramco-Gershenson Properties	467,943	0.1
8,123		RE/MAX Holdings, Inc.	393,965	0.0
4,257	(1),(2)	Redfin Corp.	133,329	0.0
50,221		Retail Opportunity Investments Corp.	1,001,909	0.1
31,091		Rexford Industrial Realty, Inc.	906,614	0.1
76,370		RLJ Lodging Trust	1,677,849	0.2
3,871		RMR Group, Inc.	229,550	0.0
19,624		Ryman Hospitality Properties	1,354,448	0.2
78,143		Sabra Healthcare REIT, Inc.	1,466,744	0.2
4,123		Saul Centers, Inc.	254,595	0.0
27,590		Select Income REIT	693,337	0.1
11,486	(1)	Seritage Growth Properties	464,724	0.1
23,365	(1),(2)	St. Joe Co.	421,738	0.1
41,182		STAG Industrial, Inc.	1,125,504	0.1
2,652		Stratus Properties, Inc.	78,764	0.0
45,642		Summit Hotel Properties, Inc.	695,128	0.1
100,273		Sunstone Hotel Investors, Inc.	1,657,513	0.2
11,532	(2)	Tejon Ranch Co.	239,404	0.0
24,746		Terreno Realty Corp.	867,595	0.1
23,063		Tier REIT, Inc.	470,255	0.1
13,691	(1),(2)	Trinity Place Holdings, Inc.	95,152	0.0
17,252		UMH Properties, Inc.	257,055	0.0
6,588		Universal Health Realty Income Trust	494,825	0.1
43,365		Urban Edge Properties	1,105,374	0.1
16,046		Urstadt Biddle Properties, Inc.	348,840	0.0
81,986		Washington Prime Group, Inc.	583,740	0.1
34,077		Washington Real Estate Investment Trust	1,060,476	0.1
18,495	(1)	Whitestone REIT	266,513	0.0
47,606		Xenia Hotels & Resorts, Inc.	1,027,814	0.1
			63,240,284	6.7

		Telecommunication Services: 0.8%
4,766		ATN International, Inc.	263,369	0.0
16,953	(2)	Boingo Wireless, Inc.	381,442	0.1
21,330	(2)	Cincinnati Bell, Inc.	444,730	0.1
19,245		Cogent Communications Holdings, Inc.	871,798	0.1
31,145		Consolidated Communications Holdings, Inc.	379,658	0.0
35,278	(1)	Frontier Communications Corp.	238,479	0.0
12,588	(2)	General Communication, Inc.	491,184	0.1
238,779	(2)	Globalstar, Inc.	312,800	0.0
7,302		IDT Corp.	77,401	0.0
18,750	(1),(2)	Intelsat SA	63,563	0.0
39,493	(1),(2)	Iridium Communications, Inc.	466,017	0.1
8,192	(2)	Ooma, Inc.	97,894	0.0
28,144	(1),(2)	Orbcomm, Inc.	286,506	0.0
5,015	(1),(2)	pdvWireless, Inc.	160,982	0.0
21,682		Shenandoah Telecommunications Co.	732,852	0.1
10,326		Spok Holdings, Inc.	161,602	0.0
4,469	(2)	Straight Path Communications, Inc.	812,420	0.1
88,924	(2)	Vonage Holdings Corp.	904,357	0.1
88,209	(1)	Windstream Holdings, Inc.	163,187	0.0
			7,310,241	0.8

		Utilities: 3.5%
22,735		Allete, Inc.	1,690,575	0.2
17,281		American States Water Co.	1,000,743	0.1
5,585	(1),(2)	AquaVenture Holdings Ltd.	86,679	0.0
2,723		Artesian Resources Corp.	104,999	0.0
75,284	(2)	Atlantic Power Corp.	176,918	0.0
29,203		Avista Corp.	1,503,663	0.2
24,217		Black Hills Corp.	1,455,684	0.2
9,351	(1),(2)	Cadiz, Inc.	133,252	0.0
22,464		California Water Service Group	1,018,742	0.1
7,985		Chesapeake Utilities Corp.	627,222	0.1
6,003		Connecticut Water Service, Inc.	344,632	0.0
49,631	(2)	Dynegy, Inc.	588,127	0.1
19,721		El Paso Electric Co.	1,091,557	0.1

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

5,223	(2)	Evoqua Water Technologies Corp.	123,837	0.0
10,831		Genie Energy Ltd.	47,223	0.0
22,452		Idacorp, Inc.	2,051,215	0.2
16,581		MGE Energy, Inc.	1,046,261	0.1
8,397		Middlesex Water Co.	335,124	0.0
39,111		New Jersey Resources Corp.	1,572,262	0.2
12,603		Northwest Natural Gas Co.	751,769	0.1
21,316		NorthWestern Corp.	1,272,565	0.1
17,552		NRG Yield, Inc. - Class A	330,855	0.0
27,987		NRG Yield, Inc. - Class C	528,954	0.1
23,497		ONE Gas, Inc.	1,721,390	0.2
17,824		Ormat Technologies, Inc.	1,140,023	0.1
19,098		Otter Tail Corp.	848,906	0.1
30,400		Pattern Energy Group, Inc.	653,296	0.1
35,617		PNM Resources, Inc.	1,440,708	0.1
39,087		Portland General Electric Co.	1,781,586	0.2
8,431		SJW Group	538,151	0.1
35,971		South Jersey Industries, Inc.	1,123,374	0.1
21,407		Southwest Gas Holdings, Inc.	1,722,835	0.2
6,376	(1)	Spark Energy, Inc.	79,062	0.0
21,719		Spire, Inc.	1,632,183	0.2
15,317	(1)	TerraForm Power, Inc.	183,191	0.0
7,698		Unitil Corp.	351,183	0.0
23,015		WGL Holdings, Inc.	1,975,608	0.2
8,252	(1)	York Water Co.	279,743	0.0
			33,354,097	3.5

	Total Common Stock
	(Cost $593,611,696)		943,261,041	99.3

RIGHTS: 0.0%
		Consumer Discretionary: 0.0%
46,399	(2),(3)	Media General, Inc. - CVR	14,384	0.0

		Health Care: 0.0%
12,980	(2),(3)	Clinical Data, Inc.	–	–
64,411	(2),(3)	Dyax, Corp. – CVR	71,496	0.0
			71,496	0.0

	Total Rights
	(Cost $9,198)		85,880	0.0

	Total Long-Term Investments
	(Cost $593,620,894)		943,346,921	99.3

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 7.9%
	Securities Lending Collateral(4): 7.1%
9,737,331	Barclays Capital, Inc., Repurchase Agreement dated 12/29/17, 1.37%, due 01/02/18 (Repurchase Amount $9,738,793, collateralized by various U.S. Government Securities, 0.000%-2.250%, Market Value plus accrued interest $9,932,078, due 05/15/20-08/15/47)	9,737,331	1.0
16,149,170	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $16,151,665, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $16,472,153, due 01/31/18-06/20/63)	16,149,170	1.7
9,809,008	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $9,810,545, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $10,005,188, due 01/11/18-12/01/51)	9,809,008	1.0
16,149,170	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $16,151,718, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $16,472,154, due 02/15/43-02/15/44)	16,149,170	1.7

See Accompanying Notes to Financial Statements

Voya Russell™ Small Cap Index Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (CONTINUED)

16,149,170	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $16,152,055, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $16,597,626, due 01/15/19-02/15/46)	16,149,170	1.7
		67,993,849	7.1

Shares		Value	Percentage of Net Assets
	Mutual Funds: 0.8%
7,291,000	(5) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $7,291,000)	7,291,000	0.8

	Total Short-Term Investments
	(Cost $75,284,849)	75,284,849	7.9

	Total Investments in Securities (Cost $668,905,743)	$1,018,631,770	107.2
	Liabilities in Excess of Other Assets	(68,122,793)	(7.2)
	Net Assets	$950,508,977	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	For fair value measurement disclosure purposes, security is categorized as Level 3, whose value was determined using significant unobservable inputs.
(4)	Represents securities purchased with cash collateral received for securities on loan.
(5)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017

Principal Amount†		Value	Percentage of Net Assets
CORPORATE BONDS/NOTES: 29.4%
	Basic Materials: 0.8%
1,000,000	Agrium, Inc., 3.150%, 10/01/22	1,012,215	0.0
500,000	Airgas, Inc., 2.900%, 11/15/22	501,410	0.0
800,000	Barrick Australian Finance Pty Ltd., 5.950%, 10/15/39	1,000,528	0.0
500,000	Cabot Corp., 2.550%, 01/15/18	500,070	0.0
800,000	Cabot Corp., 3.700%, 07/15/22	814,226	0.0
1,782,000	Dow Chemical Co., 8.550%, 05/15/19	1,930,695	0.1
500,000	Dow Chemical Co/The, 4.250%, 10/01/34	526,729	0.0
68,000	Eastman Chemical Co., 4.500%, 01/15/21	71,289	0.0
400,000	Eastman Chemical Co., 4.650%, 10/15/44	437,656	0.0
2,279,000	EI Du Pont de Nemours & Co., 6.000%, 07/15/18	2,327,434	0.1
250,000	Goldcorp, Inc., 3.625%, 06/09/21	255,665	0.0
1,500,000	International Paper Co., 3.000%, 02/15/27	1,456,771	0.1
400,000	International Paper Co., 3.650%, 06/15/24	413,723	0.0
750,000	International Paper Co., 3.800%, 01/15/26	778,153	0.0
500,000	LYB International Finance BV, 4.000%, 07/15/23	523,962	0.0
250,000	Monsanto Co., 2.125%, 07/15/19	249,188	0.0
1,000,000	Monsanto Co., 2.200%, 07/15/22	969,173	0.0
400,000	Monsanto Co., 2.750%, 07/15/21	402,085	0.0
1,000,000	Monsanto Co., 3.600%, 07/15/42	919,028	0.0
500,000	Monsanto Co., 3.950%, 04/15/45	490,819	0.0
250,000	Monsanto Co., 4.200%, 07/15/34	261,177	0.0
1,000,000	Mosaic Co/The, 4.250%, 11/15/23	1,036,648	0.1
250,000	Mosaic Co/The, 5.450%, 11/15/33	272,824	0.0
1,000,000	Potash Corp. of Saskatchewan, Inc., 5.625%, 12/01/40	1,209,280	0.1
1,000,000	Praxair, Inc., 2.200%, 08/15/22	985,465	0.0
500,000	Rio Tinto Finance USA Ltd., 3.750%, 06/15/25	524,492	0.0
750,000	Rio Tinto Finance USA Ltd., 7.125%, 07/15/28	991,555	0.0
1,000,000	Sherwin-Williams Co/The, 3.450%, 06/01/27	1,017,691	0.1
2,000,000	Southern Copper Corp., 5.375%, 04/16/20	2,131,369	0.1
250,000		Southern Copper Corp., 5.875%, 04/23/45	302,828	0.0
350,000		Southern Copper Corp., 6.750%, 04/16/40	456,138	0.0
1,955,000		Vale Overseas Ltd., 6.875%, 11/21/36	2,404,650	0.1
			27,174,936	0.8

		Communications: 2.9%
250,000		21st Century Fox America, Inc., 4.750%, 09/15/44	286,851	0.0
2,050,000		21st Century Fox America, Inc., 6.150%, 03/01/37	2,691,194	0.1
1,000,000		Alibaba Group Holding Ltd, 2.800%, 06/06/23	997,748	0.0
1,000,000		Alibaba Group Holding Ltd, 3.400%, 12/06/27	1,000,695	0.0
300,000		Amazon.com, Inc., 2.500%, 11/29/22	300,148	0.0
4,000,000		America Movil SAB de CV, 5.000%, 03/30/20	4,219,875	0.1
500,000		AT&T, Inc., 1.750%, 01/15/18	499,863	0.0
500,000		AT&T, Inc., 3.200%, 03/01/22	505,817	0.0
2,500,000		AT&T, Inc., 3.400%, 08/14/24	2,515,899	0.1
500,000		AT&T, Inc., 3.800%, 03/01/24	512,634	0.0
3,500,000		AT&T, Inc., 3.900%, 08/14/27	3,529,245	0.1
1,014,000	(1)	AT&T, Inc., 4.100%, 02/15/28	1,019,103	0.0
1,000,000		AT&T, Inc., 4.250%, 03/01/27	1,021,022	0.0
2,000,000		AT&T, Inc., 4.500%, 05/15/35	1,992,753	0.1
1,260,000		AT&T, Inc., 4.500%, 03/09/48	1,184,264	0.1
1,500,000		AT&T, Inc., 4.750%, 05/15/46	1,471,455	0.1
2,500,000		AT&T, Inc., 4.900%, 08/14/37	2,542,804	0.1
500,000		AT&T, Inc., 5.450%, 03/01/47	535,936	0.0
250,000		AT&T, Inc., 5.650%, 02/15/47	274,389	0.0
1,620,000		AT&T, Inc., 6.000%, 08/15/40	1,837,936	0.1
500,000		British Telecommunications PLC, 2.350%, 02/14/19	500,631	0.0
300,000		CBS Corp., 2.300%, 08/15/19	299,878	0.0
300,000		CBS Corp., 3.700%, 08/15/24	309,067	0.0
250,000		CBS Corp., 4.000%, 01/15/26	255,859	0.0
2,000,000		CBS Corp., 4.300%, 02/15/21	2,091,053	0.1
250,000		CBS Corp., 4.600%, 01/15/45	255,666	0.0
300,000		CBS Corp., 4.900%, 08/15/44	316,205	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

500,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.464%, 07/23/22	522,130	0.0
500,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 4.908%, 07/23/25	532,290	0.0
1,000,000		Charter Communications Operating LLC / Charter Communications Operating Capital, 6.484%, 10/23/45	1,169,055	0.1
1,000,000		Cisco Systems, Inc., 2.125%, 03/01/19	1,001,221	0.0
1,000,000		Cisco Systems, Inc., 2.200%, 02/28/21	997,188	0.0
1,000,000		Cisco Systems, Inc., 2.900%, 03/04/21	1,018,592	0.0
1,000,000		Cisco Systems, Inc., 3.625%, 03/04/24	1,054,140	0.0
1,500,000		Cisco Systems, Inc., 5.500%, 01/15/40	1,987,431	0.1
750,000		Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/22	980,411	0.0
750,000		Comcast Corp., 3.000%, 02/01/24	755,425	0.0
500,000		Comcast Corp., 3.375%, 02/15/25	513,724	0.0
1,250,000		Comcast Corp., 3.600%, 03/01/24	1,303,941	0.1
724,000	(1)	Comcast Corp., 3.969%, 11/01/47	749,194	0.0
750,000		Comcast Corp., 4.200%, 08/15/34	802,260	0.0
750,000		Comcast Corp., 4.250%, 01/15/33	818,342	0.0
1,000,000		Comcast Corp., 4.500%, 01/15/43	1,106,580	0.0
1,000,000		Comcast Corp., 4.600%, 08/15/45	1,123,370	0.1
335,000		Comcast Corp., 6.500%, 11/15/35	453,399	0.0
1,500,000		Deutsche Telekom International Finance BV, 8.750%, 06/15/30	2,223,430	0.1
750,000		Discovery Communications LLC, 3.250%, 04/01/23	748,739	0.0
1,800,000		Discovery Communications LLC, 4.375%, 06/15/21	1,884,464	0.1
300,000		eBay, Inc., 2.875%, 08/01/21	303,193	0.0
300,000		eBay, Inc., 3.450%, 08/01/24	305,259	0.0
1,500,000		Expedia, Inc., 5.950%, 08/15/20	1,614,708	0.1
1,000,000		Expedia, Inc., 7.456%, 08/15/18	1,031,488	0.0
300,000		Juniper Networks, Inc., 3.125%, 02/26/19	302,413	0.0
500,000		Juniper Networks, Inc., 4.500%, 03/15/24	520,888	0.0
300,000		Motorola Solutions, Inc., 3.500%, 09/01/21	304,747	0.0
100,000		Motorola Solutions, Inc., 4.000%, 09/01/24	102,694	0.0
1,500,000	(1)	NBCUniversal Enterprise, Inc., 1.974%, 04/15/19	1,497,479	0.1
500,000		NBCUniversal Media LLC, 2.875%, 01/15/23	505,354	0.0
500,000		NBCUniversal Media, LLC, 4.450%, 01/15/43	546,406	0.0
1,500,000		Omnicom Group, Inc., 3.625%, 05/01/22	1,549,896	0.1
250,000		Orange SA, 2.750%, 02/06/19	251,449	0.0
500,000		Orange SA, 5.500%, 02/06/44	615,544	0.0
1,500,000		Qwest Corp., 6.750%, 12/01/21	1,618,901	0.1
250,000		Rogers Communications, Inc., 5.000%, 03/15/44	289,582	0.0
500,000		Scripps Networks Interactive, Inc., 3.500%, 06/15/22	505,478	0.0
250,000		Scripps Networks Interactive, Inc., 3.900%, 11/15/24	254,654	0.0
750,000		Telefonica Emisiones SAU, 3.192%, 04/27/18	752,723	0.0
500,000		Telefonica Emisiones SAU, 4.103%, 03/08/27	517,491	0.0
700,000		Telefonica Emisiones SAU, 5.134%, 04/27/20	741,390	0.0
2,000,000		Telefonica Emisiones SAU, 5.462%, 02/16/21	2,164,792	0.1
750,000		Time Warner Cable LLC, 4.125%, 02/15/21	772,794	0.0
1,000,000		Time Warner Cable LLC, 4.500%, 09/15/42	940,859	0.0
500,000		Time Warner, Inc., 2.100%, 06/01/19	499,160	0.0
500,000		Time Warner, Inc., 3.550%, 06/01/24	506,087	0.0
500,000		Time Warner, Inc., 4.650%, 06/01/44	509,946	0.0
1,500,000		Time Warner, Inc., 4.875%, 03/15/20	1,579,116	0.1
400,000		Time Warner, Inc., 5.350%, 12/15/43	442,397	0.0
1,925,000		Time Warner, Inc., 6.500%, 11/15/36	2,418,204	0.1
1,000,000		Verizon Communications, Inc., 2.625%, 08/15/26	943,418	0.0
1,304,000		Verizon Communications, Inc., 2.946%, 03/15/22	1,313,074	0.1
500,000		Verizon Communications, Inc., 3.450%, 03/15/21	515,582	0.0
1,000,000		Verizon Communications, Inc., 4.125%, 03/16/27	1,044,416	0.0
1,650,000		Verizon Communications, Inc., 4.400%, 11/01/34	1,685,217	0.1

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

655,000	Verizon Communications, Inc., 4.522%, 09/15/48	647,005	0.0
3,000,000	Verizon Communications, Inc., 4.750%, 11/01/41	3,066,871	0.1
3,136,000	Verizon Communications, Inc., 4.862%, 08/21/46	3,276,486	0.1
133,000	Verizon Communications, Inc., 5.012%, 08/21/54	136,363	0.0
1,000,000	Verizon Communications, Inc., 5.150%, 09/15/23	1,113,861	0.1
248,000	Viacom, Inc., 3.875%, 04/01/24	247,725	0.0
500,000	Vodafone Group PLC, 1.500%, 02/19/18	499,642	0.0
500,000	Vodafone Group PLC, 2.950%, 02/19/23	502,573	0.0
1,000,000	Vodafone Group PLC, 6.150%, 02/27/37	1,257,257	0.1
300,000	Walt Disney Co/The, 2.350%, 12/01/22	298,165	0.0
400,000	Walt Disney Co/The, 3.000%, 02/13/26	401,759	0.0
300,000	Walt Disney Co/The, 4.125%, 06/01/44	324,496	0.0
1,000,000	Walt Disney Co/The, 5.500%, 03/15/19	1,039,381	0.0
1,000,000	WPP Finance 2010, 3.625%, 09/07/22	1,031,288	0.0
		98,022,987	2.9

	Consumer, Cyclical: 2.0%
237,000	American Airlines 2016-2 Class AA Pass Through Trust, 3.200%, 12/15/29	236,306	0.0
972,386	American Airlines 2016-3 Class AA Pass Through Trust, 3.000%, 04/15/30	953,707	0.0
750,000	American Airlines 2017-1 Class AA Pass Through Trust, 3.650%, 08/15/30	768,900	0.0
1,000,000	American Airlines 2017-2 Class AA Pass Through Trust, 3.350%, 04/15/31	1,011,930	0.1
500,000	American Honda Finance Corp., 2.300%, 09/09/26	473,680	0.0
500,000	AutoZone, Inc., 2.875%, 01/15/23	498,195	0.0
750,000	AutoZone, Inc., 3.125%, 07/15/23	750,772	0.0
400,000	Tapestry, Inc., 4.250%, 04/01/25	411,329	0.0
1,550,037	Continental Airlines 2009-2 Class A Pass Through Trust, 7.250%, 11/10/19	1,672,683	0.1
300,000	Costco Wholesale Corp., 1.700%, 12/15/19	298,124	0.0
250,000	CVS Health Corp., 2.250%, 12/05/18	250,370	0.0
250,000		CVS Health Corp., 2.250%, 08/12/19	249,317	0.0
750,000		CVS Health Corp., 2.750%, 12/01/22	739,551	0.0
500,000		CVS Health Corp., 2.800%, 07/20/20	502,348	0.0
250,000		CVS Health Corp., 3.375%, 08/12/24	251,653	0.0
1,000,000		CVS Health Corp., 3.500%, 07/20/22	1,019,518	0.1
443,000		CVS Health Corp., 3.875%, 07/20/25	456,848	0.0
250,000		CVS Health Corp., 4.000%, 12/05/23	260,218	0.0
1,000,000		CVS Health Corp., 5.125%, 07/20/45	1,149,534	0.1
200,000		CVS Health Corp., 5.300%, 12/05/43	233,395	0.0
1,000,000	(1)	Daimler Finance North America LLC, 2.300%, 02/12/21	991,872	0.0
500,000	(1)	Daimler Finance North America LLC, 2.375%, 08/01/18	501,096	0.0
825,694		Delta Air Lines 2007-1 Class A Pass Through Trust, 6.821%, 02/10/24	940,796	0.0
500,000		Ford Motor Co., 4.346%, 12/08/26	522,095	0.0
300,000		Ford Motor Co., 4.750%, 01/15/43	305,106	0.0
500,000		Ford Motor Co., 7.450%, 07/16/31	654,890	0.0
500,000		Ford Motor Credit Co. LLC, 2.021%, 05/03/19	497,854	0.0
2,250,000		Ford Motor Credit Co. LLC, 2.375%, 01/16/18	2,250,296	0.1
500,000		Ford Motor Credit Co. LLC, 2.943%, 01/08/19	503,244	0.0
500,000		Ford Motor Credit Co. LLC, 3.096%, 05/04/23	497,668	0.0
500,000		Ford Motor Credit Co. LLC, 3.200%, 01/15/21	507,319	0.0
250,000		Ford Motor Credit Co. LLC, 4.134%, 08/04/25	258,913	0.0
750,000		Ford Motor Credit Co. LLC, 4.250%, 09/20/22	787,180	0.0
1,000,000		Ford Motor Credit Co. LLC, 4.375%, 08/06/23	1,054,150	0.1
1,300,000		Ford Motor Credit Co., LLC, 5.875%, 08/02/21	1,428,556	0.1
750,000		General Motors Co., 6.600%, 04/01/36	915,773	0.0
1,000,000		General Motors Financial Co., Inc., 3.100%, 01/15/19	1,005,599	0.0
500,000		General Motors Financial Co., Inc., 3.150%, 06/30/22	500,067	0.0
1,000,000		General Motors Financial Co., Inc., 3.200%, 07/06/21	1,010,476	0.1
750,000		General Motors Financial Co., Inc., 3.700%, 05/09/23	765,730	0.0
500,000		General Motors Financial Co., Inc., 4.350%, 01/17/27	520,833	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

1,000,000		General Motors Financial Co., Inc., 5.250%, 03/01/26	1,101,141	0.1
500,000		Home Depot, Inc./The, 2.800%, 09/14/27	492,354	0.0
3,350,000		Home Depot, Inc./The, 5.875%, 12/16/36	4,538,622	0.2
500,000		Hyatt Hotels Corp., 3.375%, 07/15/23	511,456	0.0
500,000	(1)	Hyundai Capital America, 2.400%, 10/30/18	499,616	0.0
1,000,000	(1)	Hyundai Capital America, 2.875%, 08/09/18	1,002,226	0.0
500,000		Kohl's Corp., 4.250%, 07/17/25	508,719	0.0
1,000,000		Lowe's Cos, Inc., 3.100%, 05/03/27	1,004,429	0.0
600,000		Lowe's Cos, Inc., 4.250%, 09/15/44	654,964	0.0
500,000		Macys Retail Holdings, Inc., 2.875%, 02/15/23	469,860	0.0
532,000	(2)	Macys Retail Holdings, Inc., 3.625%, 06/01/24	513,366	0.0
1,000,000		Macys Retail Holdings, Inc., 3.875%, 01/15/22	1,007,091	0.1
500,000		Marriott International, Inc./MD, 2.300%, 01/15/22	491,301	0.0
500,000		Marriott International, Inc./MD, 3.125%, 02/15/23	498,829	0.0
1,000,000		Marriott International, Inc./MD, 3.000%, 03/01/19	1,006,986	0.1
500,000		Mattel, Inc., 1.700%, 03/15/18	500,625	0.0
500,000		Mattel, Inc., 2.350%, 05/06/19	496,190	0.0
500,000		Mattel, Inc., 3.150%, 03/15/23	433,005	0.0
1,000,000		McDonald's Corp., 2.100%, 12/07/18	1,001,244	0.0
1,000,000		McDonald's Corp., 2.750%, 12/09/20	1,010,989	0.1
500,000		McDonald's Corp., 3.700%, 01/30/26	521,948	0.0
400,000		McDonald's Corp., 4.600%, 05/26/45	447,920	0.0
500,000		McDonald's Corp., 4.700%, 12/09/35	569,288	0.0
325,000		McDonalds Corp., 6.300%, 10/15/37	437,557	0.0
1,250,000		Mohawk Industries, Inc., 3.850%, 02/01/23	1,298,914	0.1
300,000		Newell Brands, Inc., 2.150%, 10/15/18	300,318	0.0
250,000		Newell Brands, Inc., 2.875%, 12/01/19	252,091	0.0
250,000		Newell Brands, Inc., 3.150%, 04/01/21	252,963	0.0
250,000		Newell Brands, Inc., 3.850%, 04/01/23	258,951	0.0
250,000		Newell Brands, Inc., 4.200%, 04/01/26	261,303	0.0
250,000		Newell Brands, Inc., 5.375%, 04/01/36	292,926	0.0
500,000		NIKE, Inc., 2.375%, 11/01/26	476,781	0.0
500,000		NIKE, Inc., 3.375%, 11/01/46	483,029	0.0
250,000	(1)	Nissan Motor Acceptance Corp., 2.000%, 03/08/19	249,418	0.0
2,000,000		Nordstrom, Inc., 4.750%, 05/01/20	2,094,181	0.1
300,000		OReilly Automotive, Inc., 3.800%, 09/01/22	315,879	0.0
1,000,000		PACCAR Financial Corp., 2.050%, 11/13/20	992,723	0.0
250,000		Starbucks Corp., 2.000%, 12/05/18	250,074	0.0
750,000		Target Corp., 2.900%, 01/15/22	764,734	0.0
500,000		TJX Cos, Inc./The, 2.500%, 05/15/23	495,609	0.0
1,070,000		Toyota Motor Credit Corp., 1.700%, 02/19/19	1,065,337	0.1
590,000		Toyota Motor Credit Corp., 2.250%, 10/18/23	577,117	0.0
500,000		Toyota Motor Credit Corp., 3.200%, 01/11/27	509,928	0.0
463,736		United Airlines 2015-1 Class AA Pass Through Trust, 3.450%, 12/01/27	470,994	0.0
250,000		United Airlines 2016-1 Class A Pass Through Trust, 3.450%, 01/07/30	254,220	0.0
250,000		United Airlines 2016-1 Class AA Pass Through Trust, 3.100%, 01/07/30	250,188	0.0
250,000		Walgreens Boots Alliance, Inc., 2.700%, 11/18/19	251,599	0.0
250,000		Walgreens Boots Alliance, Inc., 3.300%, 11/18/21	254,367	0.0
250,000		Walgreens Boots Alliance, Inc., 3.450%, 06/01/26	247,596	0.0
250,000		Walgreens Boots Alliance, Inc., 3.800%, 11/18/24	255,631	0.0
250,000		Walgreens Boots Alliance, Inc., 4.500%, 11/18/34	261,633	0.0
250,000		Walgreens Boots Alliance, Inc., 4.650%, 06/01/46	264,177	0.0
250,000		Walgreens Boots Alliance, Inc., 4.800%, 11/18/44	269,964	0.0
1,000,000		Wal-Mart Stores, Inc., 3.300%, 04/22/24	1,041,064	0.1
1,000,000		Wal-Mart Stores, Inc., 5.250%, 09/01/35	1,273,081	0.1
1,000,000		Wal-Mart Stores, Inc., 1.900%, 12/15/20	993,908	0.0
1,500,000		Wal-Mart Stores, Inc., 2.350%, 12/15/22	1,495,562	0.1
300,000		Whirlpool Corp., 3.700%, 05/01/25	309,500	0.0
200,000		Whirlpool Corp., 4.000%, 03/01/24	210,384	0.0
			67,623,761	2.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

	Consumer, Non-cyclical: 5.2%
500,000	Abbott Laboratories, 2.350%, 11/22/19	500,281	0.0
500,000	Abbott Laboratories, 2.900%, 11/30/21	506,188	0.0
500,000	Abbott Laboratories, 3.250%, 04/15/23	507,509	0.0
500,000	Abbott Laboratories, 3.400%, 11/30/23	509,230	0.0
500,000	Abbott Laboratories, 3.750%, 11/30/26	514,240	0.0
500,000	Abbott Laboratories, 4.750%, 11/30/36	563,179	0.0
500,000	Abbott Laboratories, 4.750%, 04/15/43	556,781	0.0
500,000	Abbott Laboratories, 4.900%, 11/30/46	575,053	0.0
500,000	AbbVie, Inc., 1.800%, 05/14/18	499,799	0.0
500,000	AbbVie, Inc., 2.300%, 05/14/21	496,697	0.0
500,000	AbbVie, Inc., 2.500%, 05/14/20	501,787	0.0
500,000	AbbVie, Inc., 2.850%, 05/14/23	499,445	0.0
250,000	AbbVie, Inc., 3.200%, 11/06/22	254,103	0.0
1,500,000	AbbVie, Inc., 3.200%, 05/14/26	1,497,891	0.1
1,250,000	AbbVie, Inc., 3.600%, 05/14/25	1,286,810	0.1
500,000	AbbVie, Inc., 4.300%, 05/14/36	537,079	0.0
500,000	AbbVie, Inc., 4.450%, 05/14/46	545,237	0.0
1,000,000	AbbVie, Inc., 4.500%, 05/14/35	1,100,912	0.1
250,000	AbbVie, Inc., 4.700%, 05/14/45	279,677	0.0
500,000	Actavis, Inc., 3.250%, 10/01/22	501,997	0.0
1,000,000	Allergan Funding SCS, 3.000%, 03/12/20	1,009,454	0.1
500,000	Allergan Funding SCS, 3.450%, 03/15/22	508,445	0.0
750,000	Allergan Funding SCS, 3.800%, 03/15/25	764,525	0.0
400,000	Aetna, Inc., 2.200%, 03/15/19	399,827	0.0
500,000	Aetna, Inc., 2.750%, 11/15/22	495,649	0.0
283,000	Aetna, Inc., 2.800%, 06/15/23	278,830	0.0
250,000	Aetna, Inc., 3.500%, 11/15/24	254,124	0.0
300,000	Aetna, Inc., 4.500%, 05/15/42	322,228	0.0
750,000	Allergan Funding SCS, 4.550%, 03/15/35	795,446	0.0
500,000	Allergan, Inc./United States, 2.800%, 03/15/23	495,115	0.0
500,000	Altria Group, Inc., 2.850%, 08/09/22	503,539	0.0
500,000	Altria Group, Inc., 2.950%, 05/02/23	501,418	0.0
1,000,000	Altria Group, Inc., 4.000%, 01/31/24	1,061,530	0.1
300,000		Altria Group, Inc., 4.250%, 08/09/42	315,303	0.0
500,000		AmerisourceBergen Corp., 3.400%, 05/15/24	509,843	0.0
250,000		AmerisourceBergen Corp., 4.250%, 03/01/45	250,618	0.0
500,000		Amgen, Inc., 2.250%, 08/19/23	485,493	0.0
250,000		Amgen, Inc., 3.625%, 05/22/24	260,051	0.0
4,400,000		Amgen, Inc., 3.875%, 11/15/21	4,602,226	0.2
1,500,000		Amgen, Inc., 4.400%, 05/01/45	1,637,195	0.1
750,000		Anheuser-Busch InBev Finance, Inc., 1.900%, 02/01/19	748,592	0.0
1,000,000		Anheuser-Busch InBev Finance, Inc., 2.650%, 02/01/21	1,005,649	0.1
1,500,000		Anheuser-Busch InBev Finance, Inc., 3.300%, 02/01/23	1,536,461	0.1
2,000,000		Anheuser-Busch InBev Finance, Inc., 3.650%, 02/01/26	2,066,945	0.1
2,000,000		Anheuser-Busch InBev Finance, Inc., 4.700%, 02/01/36	2,249,798	0.1
3,500,000		Anheuser-Busch InBev Finance, Inc., 4.900%, 02/01/46	4,069,087	0.1
1,000,000		Anheuser-Busch InBev Worldwide, Inc., 3.750%, 01/15/22	1,046,039	0.1
250,000		Anheuser-Busch InBev Worldwide, Inc., 3.750%, 07/15/42	243,890	0.0
3,500,000		Anheuser-Busch InBev Worldwide, Inc., 5.375%, 01/15/20	3,714,434	0.1
750,000		Anheuser-Busch InBev Worldwide, Inc., 8.200%, 01/15/39	1,195,630	0.1
250,000		Anthem, Inc., 2.250%, 08/15/19	249,606	0.0
1,000,000		Anthem, Inc., 2.300%, 07/15/18	1,002,311	0.1
250,000		Anthem, Inc., 3.500%, 08/15/24	255,194	0.0
250,000		Anthem, Inc., 4.650%, 08/15/44	275,400	0.0
250,000		Anthem, Inc., 1.875%, 01/15/18	249,985	0.0
750,000		AstraZeneca PLC, 1.950%, 09/18/19	746,001	0.0
1,900,000		AstraZeneca PLC, 6.450%, 09/15/37	2,587,857	0.1
500,000		Automatic Data Processing, Inc., 3.375%, 09/15/25	516,460	0.0
1,000,000	(1)	BAT Capital Corp., 3.222%, 08/15/24	1,001,215	0.1
1,000,000	(1)	BAT Capital Corp., 3.557%, 08/15/27	1,003,026	0.1
750,000		Baxalta, Inc., 4.000%, 06/23/25	776,218	0.0
4,370,000		Becton Dickinson & Co., 3.125%, 11/08/21	4,410,334	0.2

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

1,000,000	Biogen, Inc., 2.900%, 09/15/20	1,014,206	0.1
750,000	Biogen, Inc., 4.050%, 09/15/25	794,739	0.0
400,000	Boston Scientific Corp., 2.850%, 05/15/20	403,376	0.0
400,000	Boston Scientific Corp., 3.375%, 05/15/22	406,547	0.0
500,000	Bristol-Myers Squibb Co., 3.250%, 08/01/42	478,763	0.0
500,000	Campbell Soup Co., 3.800%, 08/02/42	478,675	0.0
500,000	Cardinal Health, Inc., 3.200%, 03/15/23	501,043	0.0
500,000	Cardinal Health, Inc., 4.900%, 09/15/45	539,037	0.0
250,000	Celgene Corp., 3.625%, 05/15/24	257,411	0.0
2,945,000	Celgene Corp., 3.950%, 10/15/20	3,051,382	0.1
1,000,000	Celgene Corp., 4.000%, 08/15/23	1,053,241	0.1
500,000	Celgene Corp., 4.625%, 05/15/44	535,059	0.0
500,000	Celgene Corp., 5.000%, 08/15/45	569,014	0.0
750,000	Cigna Corp., 3.250%, 04/15/25	754,662	0.0
2,000,000	Cigna Corp., 4.000%, 02/15/22	2,090,359	0.1
2,500,000	Cigna Corp., 5.125%, 06/15/20	2,653,637	0.1
750,000	Clorox Co/The, 3.050%, 09/15/22	766,671	0.0
3,000,000	Coca-Cola Co., 3.150%, 11/15/20	3,082,884	0.1
1,000,000	Coca-Cola Co/The, 3.200%, 11/01/23	1,039,025	0.1
1,000,000	Colgate-Palmolive Co., 0.900%, 05/01/18	997,127	0.0
750,000	Colgate-Palmolive Co., 2.250%, 11/15/22	743,885	0.0
426,000	Conagra Brands, Inc., 3.200%, 01/25/23	430,821	0.0
500,000	Coventry Health Care, Inc., 5.450%, 06/15/21	541,634	0.0
500,000	Covidien International Finance SA, 3.200%, 06/15/22	511,282	0.0
750,000	Diageo Capital PLC, 1.125%, 04/29/18	748,313	0.0
750,000	Diageo Capital PLC, 2.625%, 04/29/23	750,311	0.0
500,000	Diageo Investment Corp., 2.875%, 05/11/22	507,773	0.0
750,000	Dr Pepper Snapple Group, Inc., 2.000%, 01/15/20	744,462	0.0
250,000	Dr Pepper Snapple Group, Inc., 3.400%, 11/15/25	253,019	0.0
350,000	Dr Pepper Snapple Group, Inc., 4.500%, 11/15/45	377,264	0.0
591,000	Ecolab, Inc., 4.350%, 12/08/21	629,565	0.0
750,000	Eli Lilly & Co., 2.350%, 05/15/22	748,285	0.0
750,000		Eli Lilly & Co., 3.100%, 05/15/27	761,962	0.0
500,000		Eli Lilly & Co., 3.700%, 03/01/45	517,729	0.0
500,000	(1)	ERAC USA Finance LLC, 2.350%, 10/15/19	498,734	0.0
500,000	(1)	ERAC USA Finance LLC, 3.850%, 11/15/24	518,601	0.0
300,000		Estee Lauder Cos, Inc./The, 3.700%, 08/15/42	298,344	0.0
400,000		Express Scripts Holding Co., 2.250%, 06/15/19	399,459	0.0
500,000		Express Scripts Holding Co., 3.000%, 07/15/23	497,075	0.0
500,000		Express Scripts Holding Co., 3.400%, 03/01/27	491,473	0.0
250,000		Express Scripts Holding Co., 3.500%, 06/15/24	252,509	0.0
500,000		Express Scripts Holding Co., 4.800%, 07/15/46	533,523	0.0
350,000		Flowers Foods, Inc., 4.375%, 04/01/22	371,404	0.0
750,000		General Mills, Inc., 4.150%, 02/15/43	762,488	0.0
500,000		Gilead Sciences, Inc., 1.950%, 03/01/22	488,116	0.0
350,000		Gilead Sciences, Inc., 2.050%, 04/01/19	350,029	0.0
500,000		Gilead Sciences, Inc., 2.500%, 09/01/23	493,920	0.0
500,000		Gilead Sciences, Inc., 2.950%, 03/01/27	492,214	0.0
1,000,000		Gilead Sciences, Inc., 3.250%, 09/01/22	1,029,733	0.1
750,000		Gilead Sciences, Inc., 3.500%, 02/01/25	776,190	0.0
260,000		Gilead Sciences, Inc., 3.650%, 03/01/26	269,933	0.0
750,000		Gilead Sciences, Inc., 3.700%, 04/01/24	785,119	0.0
250,000		Gilead Sciences, Inc., 4.150%, 03/01/47	266,348	0.0
200,000		Gilead Sciences, Inc., 4.500%, 02/01/45	222,622	0.0
250,000		Gilead Sciences, Inc., 4.750%, 03/01/46	289,628	0.0
350,000		Gilead Sciences, Inc., 4.800%, 04/01/44	406,710	0.0
500,000		GlaxoSmithKline Capital, Inc., 2.800%, 03/18/23	504,646	0.0
500,000		GlaxoSmithKline Capital, Inc., 6.375%, 05/15/38	706,221	0.0
750,000		Hershey Co/The, 2.300%, 08/15/26	705,495	0.0
2,050,000		Humana, Inc., 3.150%, 12/01/22	2,065,571	0.1
750,000		Humana, Inc., 3.850%, 10/01/24	781,006	0.0
500,000		Johnson & Johnson, 2.250%, 03/03/22	499,612	0.0
1,000,000		Johnson & Johnson, 2.450%, 03/01/26	975,986	0.0
1,000,000		Johnson & Johnson, 2.900%, 01/15/28	1,002,446	0.1
500,000		Johnson & Johnson, 2.950%, 03/03/27	507,097	0.0
1,000,000		Johnson & Johnson, 3.625%, 03/03/37	1,057,843	0.1

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

500,000	Johnson & Johnson, 3.750%, 03/03/47	534,808	0.0
500,000	Kellogg Co., 3.250%, 04/01/26	497,072	0.0
551,000	Kellogg Co., 4.000%, 12/15/20	577,451	0.0
750,000	Kraft Heinz Foods Co., 3.000%, 06/01/26	722,842	0.0
750,000	Kraft Heinz Foods Co., 3.500%, 06/06/22	768,132	0.0
750,000	Kraft Heinz Foods Co., 3.950%, 07/15/25	775,696	0.0
250,000	Kraft Heinz Foods Co., 4.375%, 06/01/46	248,415	0.0
500,000	Kraft Heinz Foods Co., 5.000%, 07/15/35	547,126	0.0
500,000	Kraft Heinz Foods Co., 5.200%, 07/15/45	551,620	0.0
3,266,000	Kraft Heinz Foods Co., 6.125%, 08/23/18	3,350,865	0.1
400,000	Kroger Co., 2.300%, 01/15/19	400,401	0.0
400,000	Kroger Co/The, 3.300%, 01/15/21	408,196	0.0
1,000,000	Kroger Co/The, 3.850%, 08/01/23	1,041,845	0.1
1,379,000	Kroger Co/The, 7.500%, 04/01/31	1,820,901	0.1
250,000	Laboratory Corp. of America Holdings, 2.625%, 02/01/20	250,771	0.0
250,000	Laboratory Corp. of America Holdings, 3.200%, 02/01/22	255,099	0.0
250,000	Laboratory Corp. of America Holdings, 4.700%, 02/01/45	271,259	0.0
500,000	McKesson Corp., 1.400%, 03/15/18	499,537	0.0
500,000	McKesson Corp., 2.284%, 03/15/19	500,205	0.0
500,000	McKesson Corp., 2.850%, 03/15/23	498,810	0.0
400,000	McKesson Corp., 3.796%, 03/15/24	414,787	0.0
300,000	McKesson Corp., 4.883%, 03/15/44	327,428	0.0
350,000	Mead Johnson Nutrition Co., 3.000%, 11/15/20	355,362	0.0
250,000	Mead Johnson Nutrition Co., 4.600%, 06/01/44	279,141	0.0
500,000	Medtronic Global Holdings SCA, 1.700%, 03/28/19	497,977	0.0
750,000	Medtronic, Inc., 2.500%, 03/15/20	754,637	0.0
1,000,000	Medtronic, Inc., 3.150%, 03/15/22	1,024,725	0.1
1,000,000	Medtronic, Inc., 3.500%, 03/15/25	1,038,093	0.1
1,000,000	Medtronic, Inc., 4.375%, 03/15/35	1,128,631	0.1
250,000	Medtronic, Inc., 4.625%, 03/15/44	286,768	0.0
500,000	Medtronic, Inc., 4.625%, 03/15/45	583,424	0.0
250,000	Merck & Co., Inc., 1.850%, 02/10/20	248,670	0.0
1,000,000	Merck & Co., Inc., 2.750%, 02/10/25	996,675	0.0
250,000	Merck & Co., Inc., 3.700%, 02/10/45	261,406	0.0
1,000,000	Merck & Co., Inc., 4.150%, 05/18/43	1,113,905	0.1
500,000	Molson Coors Brewing Co., 5.000%, 05/01/42	568,641	0.0
1,000,000	Mylan NV, 3.950%, 06/15/26	1,009,864	0.1
250,000	Mylan, Inc., 2.550%, 03/28/19	250,061	0.0
500,000	Novartis Capital Corp., 2.400%, 05/17/22	498,976	0.0
500,000	Novartis Capital Corp., 3.100%, 05/17/27	510,239	0.0
500,000	Novartis Capital Corp., 3.400%, 05/06/24	520,318	0.0
500,000	PepsiCo, Inc., 2.250%, 05/02/22	495,055	0.0
250,000	PepsiCo, Inc., 4.250%, 10/22/44	276,323	0.0
2,405,000	PepsiCo, Inc., 4.875%, 11/01/40	2,899,594	0.1
750,000	Perrigo Finance Unlimited Co., 3.900%, 12/15/24	763,514	0.0
750,000	Pfizer, Inc., 3.400%, 05/15/24	779,309	0.0
500,000	Pfizer, Inc., 4.125%, 12/15/46	555,982	0.0
500,000	Pfizer, Inc., 4.000%, 12/15/36	548,440	0.0
1,000,000	Pfizer, Inc., 4.300%, 06/15/43	1,124,350	0.1
500,000	Philip Morris International, Inc., 1.875%, 02/25/21	491,035	0.0
500,000	Philip Morris International, Inc., 2.125%, 05/10/23	482,504	0.0
500,000	Philip Morris International, Inc., 2.000%, 02/21/20	497,014	0.0
750,000	Philip Morris International, Inc., 2.500%, 11/02/22	743,728	0.0
500,000	Philip Morris International, Inc., 2.625%, 02/18/22	500,190	0.0
500,000	Philip Morris International, Inc., 2.750%, 02/25/26	490,014	0.0
500,000	Philip Morris International, Inc., 3.125%, 03/02/28	498,945	0.0
250,000	Philip Morris International, Inc., 3.250%, 11/10/24	254,279	0.0
500,000	Philip Morris International, Inc., 4.250%, 11/10/44	527,838	0.0
500,000	Philip Morris International, Inc., 6.375%, 05/16/38	677,442	0.0
500,000	Reynolds American, Inc., 5.700%, 08/15/35	597,323	0.0
1,250,000	Reynolds American, Inc., 6.150%, 09/15/43	1,611,127	0.1

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

3,000,000		Reynolds American, Inc., 8.125%, 06/23/19	3,245,838	0.1
3,330,000		Sanofi, 4.000%, 03/29/21	3,505,017	0.1
750,000		Shire Acquisitions Investments Ireland DAC, 2.400%, 09/23/21	738,768	0.0
1,000,000		Stryker Corp., 1.300%, 04/01/18	998,648	0.1
500,000		Stryker Corp., 3.500%, 03/15/26	516,687	0.0
500,000		Teva Pharmaceutical Finance Netherlands III BV, 1.700%, 07/19/19	485,934	0.0
615,000		Teva Pharmaceutical Finance Netherlands III BV, 2.200%, 07/21/21	562,197	0.0
1,500,000		Teva Pharmaceutical Finance Netherlands III BV, 2.800%, 07/21/23	1,307,652	0.1
1,750,000	(2)	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/26	1,447,155	0.1
250,000		Thermo Fisher Scientific, Inc., 2.400%, 02/01/19	250,659	0.0
400,000		Thermo Fisher Scientific, Inc., 3.300%, 02/15/22	409,713	0.0
250,000		Thermo Fisher Scientific, Inc., 4.150%, 02/01/24	265,482	0.0
500,000		Thermo Fisher Scientific, Inc., 3.000%, 04/15/23	503,604	0.0
150,000		Tyson Foods, Inc., 2.650%, 08/15/19	150,764	0.0
750,000		Tyson Foods, Inc., 3.550%, 06/02/27	769,247	0.0
750,000		Unilever Capital Corp., 4.250%, 02/10/21	791,212	0.0
750,000		UnitedHealth Group, Inc., 1.625%, 03/15/19	746,010	0.0
300,000		UnitedHealth Group, Inc., 2.300%, 12/15/19	300,827	0.0
500,000		UnitedHealth Group, Inc., 2.750%, 02/15/23	501,261	0.0
300,000		UnitedHealth Group, Inc., 2.875%, 12/15/21	303,954	0.0
500,000		UnitedHealth Group, Inc., 2.875%, 03/15/23	506,036	0.0
500,000		UnitedHealth Group, Inc., 3.100%, 03/15/26	504,106	0.0
2,000,000		UnitedHealth Group, Inc., 3.375%, 11/15/21	2,062,677	0.1
1,000,000		UnitedHealth Group, Inc., 4.250%, 04/15/47	1,102,368	0.1
250,000		UnitedHealth Group, Inc., 4.625%, 07/15/35	291,487	0.0
250,000		UnitedHealth Group, Inc., 4.750%, 07/15/45	295,756	0.0
1,000,000		UnitedHealth Group, Inc., 6.000%, 02/15/18	1,004,951	0.1
1,000,000		UnitedHealth Group, Inc., 2.375%, 10/15/22	990,861	0.0
500,000		UnitedHealth Group, Inc., 2.950%, 10/15/27	499,018	0.0
400,000		Verisk Analytics, Inc., 5.500%, 06/15/45	467,395	0.0
500,000		Zoetis, Inc., 3.450%, 11/13/20	512,108	0.0
500,000	Zoetis, Inc., 4.500%, 11/13/25	545,698	0.0
		176,256,019	5.2

	Energy: 2.7%
1,000,000	Anadarko Petroleum Corp., 4.500%, 07/15/44	999,498	0.1
625,000	Anadarko Petroleum Corp., 8.700%, 03/15/19	670,257	0.0
500,000	Anadarko Petroleum Corp., 3.450%, 07/15/24	498,547	0.0
543,000	Apache Corp., 3.250%, 04/15/22	547,553	0.0
500,000	Apache Corp., 4.250%, 01/15/44	485,847	0.0
250,000	Boardwalk Pipelines L.P., 4.950%, 12/15/24	268,147	0.0
500,000	Boardwalk Pipelines L.P., 5.950%, 06/01/26	558,523	0.0
500,000	BP Capital Markets PLC, 2.112%, 09/16/21	493,887	0.0
500,000	BP Capital Markets PLC, 2.520%, 09/19/22	497,777	0.0
1,000,000	BP Capital Markets PLC, 2.750%, 05/10/23	1,001,002	0.1
500,000	BP Capital Markets PLC, 3.017%, 01/16/27	495,969	0.0
500,000	BP Capital Markets PLC, 3.062%, 03/17/22	509,490	0.0
500,000	BP Capital Markets PLC, 3.216%, 11/28/23	511,076	0.0
250,000	BP Capital Markets PLC, 3.535%, 11/04/24	259,921	0.0
500,000	BP Capital Markets PLC, 3.814%, 02/10/24	525,955	0.0
500,000	BP Capital Markets PLC, 2.315%, 02/13/20	501,342	0.0
250,000	BP Capital Markets PLC, 3.119%, 05/04/26	252,885	0.0
250,000	Canadian Natural Resources Ltd., 3.800%, 04/15/24	257,754	0.0
500,000	Chevron Corp., 1.561%, 05/16/19	497,200	0.0
500,000	Chevron Corp., 1.991%, 03/03/20	495,866	0.0
500,000	Chevron Corp., 2.100%, 05/16/21	496,098	0.0
300,000	Chevron Corp., 2.355%, 12/05/22	297,786	0.0
500,000	Chevron Corp., 2.498%, 03/03/22	500,885	0.0
500,000	Chevron Corp., 2.566%, 05/16/23	499,182	0.0
500,000	Chevron Corp., 2.895%, 03/03/24	504,752	0.0
500,000	Chevron Corp., 2.954%, 05/16/26	500,255	0.0
500,000	Chevron Corp., 3.326%, 11/17/25	514,849	0.0
500,000	CNOOC Finance 2013 Ltd., 1.750%, 05/09/18	499,259	0.0
500,000	CNOOC Finance 2013 Ltd., 3.000%, 05/09/23	495,114	0.0
750,000	CNOOC Finance 2015 USA LLC, 3.500%, 05/05/25	757,243	0.1

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

750,000	CNOOC Nexen Finance 2014 ULC, 4.250%, 04/30/24	791,943	0.1
250,000	CNOOC Nexen Finance 2014 ULC, 4.875%, 04/30/44	283,171	0.0
500,000	ConocoPhillips Co., 3.350%, 05/15/25	515,677	0.0
500,000	ConocoPhillips Co., 4.150%, 11/15/34	532,516	0.0
400,000	ConocoPhillips Co., 4.200%, 03/15/21	420,897	0.0
500,000	ConocoPhillips Co., 4.300%, 11/15/44	548,515	0.0
500,000	ConocoPhillips Co., 4.950%, 03/15/26	568,345	0.0
2,000,000	ConocoPhillips, 6.500%, 02/01/39	2,805,944	0.1
400,000	Devon Energy Corp., 3.250%, 05/15/22	407,220	0.0
1,750,000	Devon Energy Corp., 4.000%, 07/15/21	1,823,614	0.1
1,000,000	Devon Energy Corp., 5.000%, 06/15/45	1,118,893	0.1
500,000	Ecopetrol SA, 4.125%, 01/16/25	503,750	0.0
250,000	Enbridge, Inc., 3.500%, 06/10/24	253,095	0.0
250,000	Enbridge, Inc., 4.500%, 06/10/44	260,015	0.0
500,000	Energy Transfer L.P., 3.600%, 02/01/23	500,790	0.0
500,000	Energy Transfer L.P., 4.150%, 10/01/20	516,604	0.0
800,000	Energy Transfer L.P., 6.125%, 12/15/45	871,063	0.1
1,809,000	Energy Transfer L.P., 6.500%, 02/01/42	2,065,075	0.1
400,000	EnLink Midstream Partners L.P., 5.050%, 04/01/45	396,210	0.0
500,000	Enterprise Products Operating LLC, 2.850%, 04/15/21	504,507	0.0
500,000	Enterprise Products Operating LLC, 3.700%, 02/15/26	512,713	0.0
100,000	Enterprise Products Operating LLC, 3.750%, 02/15/25	103,242	0.0
500,000	Enterprise Products Operating LLC, 3.950%, 02/15/27	520,512	0.0
300,000	Enterprise Products Operating LLC, 4.450%, 02/15/43	311,469	0.0
100,000	Enterprise Products Operating LLC, 4.850%, 03/15/44	109,934	0.0
1,750,000	Enterprise Products Operating LLC, 4.900%, 05/15/46	1,934,054	0.1
400,000	EOG Resources, Inc., 2.450%, 04/01/20	401,332	0.0
1,950,000	EOG Resources, Inc., 2.625%, 03/15/23	1,929,669	0.1
250,000	EOG Resources, Inc., 4.150%, 01/15/26	266,453	0.0
500,000	Exxon Mobil Corp., 2.726%, 03/01/23	503,819	0.0
500,000	Exxon Mobil Corp., 3.043%, 03/01/26	508,124	0.0
500,000	Exxon Mobil Corp., 4.114%, 03/01/46	559,416	0.0
500,000	Halliburton Co., 2.000%, 08/01/18	499,700	0.0
500,000	Halliburton Co., 3.500%, 08/01/23	514,754	0.0
500,000	Halliburton Co., 3.800%, 11/15/25	520,365	0.0
500,000	Halliburton Co., 4.750%, 08/01/43	547,514	0.0
500,000	Halliburton Co., 4.850%, 11/15/35	562,235	0.0
1,000,000	Hess Corp., 5.600%, 02/15/41	1,081,152	0.1
500,000	Kinder Morgan Energy Partners L.P., 3.500%, 03/01/21	508,885	0.0
500,000	Kinder Morgan Energy Partners L.P., 3.500%, 09/01/23	501,521	0.0
667,000	Kinder Morgan Energy Partners L.P., 3.950%, 09/01/22	688,970	0.0
400,000	Kinder Morgan Energy Partners L.P., 4.300%, 05/01/24	416,937	0.0
400,000	Kinder Morgan Energy Partners L.P., 5.400%, 09/01/44	424,079	0.0
2,825,000	Kinder Morgan Energy Partners L.P., 6.950%, 01/15/38	3,520,483	0.1
500,000	Kinder Morgan, Inc./DE, 4.300%, 06/01/25	521,499	0.0
500,000	Kinder Morgan, Inc./DE, 5.050%, 02/15/46	520,490	0.0
500,000	Kinder Morgan, Inc./DE, 5.550%, 06/01/45	548,739	0.0
1,500,000	Magellan Midstream Partners L.P., 4.200%, 12/01/42	1,478,444	0.1
600,000	Magellan Midstream Partners L.P., 6.550%, 07/15/19	635,718	0.0
500,000	Marathon Oil Corp., 2.800%, 11/01/22	495,616	0.0
250,000	Marathon Oil Corp., 3.850%, 06/01/25	254,833	0.0
500,000	Marathon Oil Corp., 5.200%, 06/01/45	555,818	0.0
400,000	Marathon Petroleum Corp., 4.750%, 09/15/44	419,166	0.0
300,000	Noble Energy, Inc., 3.900%, 11/15/24	308,850	0.0
700,000	Noble Energy, Inc., 5.050%, 11/15/44	751,982	0.0
500,000	Occidental Petroleum Corp., 4.100%, 02/15/47	532,351	0.0
250,000	Occidental Petroleum Corp., 4.625%, 06/15/45	283,429	0.0
1,000,000	ONEOK Partners L.P., 6.200%, 09/15/43	1,191,077	0.1
2,000,000	Petroleos Mexicanos, 6.625%, 06/15/38	2,090,000	0.1

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

125,000	Petroleos Mexicanos, 4.250%, 01/15/25	124,563	0.0
500,000	Petroleos Mexicanos, 4.875%, 01/18/24	519,225	0.0
500,000	Petroleos Mexicanos, 5.500%, 06/27/44	461,230	0.0
3,680,000	Petroleos Mexicanos, 6.000%, 03/05/20	3,909,080	0.1
250,000	Phillips 66, 4.650%, 11/15/34	274,534	0.0
500,000	Pioneer Natural Resources Co., 3.950%, 07/15/22	521,598	0.0
300,000	Plains All American Pipeline L.P. / PAA Finance Corp., 2.850%, 01/31/23	287,357	0.0
275,000	Plains All American Pipeline L.P. / PAA Finance Corp., 3.650%, 06/01/22	276,835	0.0
750,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.650%, 10/15/25	773,913	0.1
250,000	Plains All American Pipeline L.P. / PAA Finance Corp., 4.700%, 06/15/44	234,379	0.0
500,000	Shell International Finance BV, 1.750%, 09/12/21	488,125	0.0
500,000	Shell International Finance BV, 2.250%, 11/10/20	500,034	0.0
1,040,000	Shell International Finance BV, 2.875%, 05/10/26	1,040,878	0.1
1,000,000	Shell International Finance BV, 3.250%, 05/11/25	1,028,447	0.1
500,000	Shell International Finance BV, 3.750%, 09/12/46	510,808	0.0
1,500,000	Shell International Finance BV, 4.125%, 05/11/35	1,638,229	0.1
250,000	Shell International Finance BV, 4.375%, 05/11/45	281,533	0.0
600,000	Spectra Energy Partners L.P., 4.500%, 03/15/45	621,324	0.0
250,000	Statoil ASA, 2.250%, 11/08/19	250,019	0.0
250,000	Statoil ASA, 2.750%, 11/10/21	253,480	0.0
500,000	Statoil ASA, 3.950%, 05/15/43	523,818	0.0
1,450,000	Suncor Energy, Inc., 6.500%, 06/15/38	1,963,776	0.1
500,000	Sunoco Logistics Partners Operations L.P., 3.450%, 01/15/23	497,607	0.0
500,000	Sunoco Logistics Partners Operations L.P., 4.400%, 04/01/21	520,299	0.0
500,000	Sunoco Logistics Partners Operations L.P., 4.950%, 01/15/43	471,637	0.0
2,000,000	TC Pipelines L.P., 4.650%, 06/15/21	2,093,520	0.1
500,000	Total Capital Canada Ltd., 2.750%, 07/15/23	502,936	0.0
500,000	Total Capital International SA, 2.750%, 06/19/21	505,188	0.0
500,000	Total Capital SA, 2.125%, 08/10/18	501,293	0.0
3,500,000	Total Capital SA, 4.450%, 06/24/20	3,685,212	0.1
250,000	TransCanada PipeLines Ltd., 1.875%, 01/12/18	249,996	0.0
2,000,000	TransCanada PipeLines Ltd., 4.625%, 03/01/34	2,235,577	0.1
1,000,000	TransCanada Pipelines Ltd., 7.625%, 01/15/39	1,508,411	0.1
1,000,000	Valero Energy Corp., 6.625%, 06/15/37	1,321,006	0.1
400,000	Williams Partners L.P., 3.600%, 03/15/22	409,500	0.0
400,000	Williams Partners L.P., 4.000%, 09/15/25	409,845	0.0
500,000	Williams Partners L.P., 4.300%, 03/04/24	524,260	0.0
500,000	Williams Partners L.P., 5.100%, 09/15/45	551,517	0.0
500,000	Williams Partners L.P., 5.400%, 03/04/44	562,771	0.0
		92,150,867	2.7

	Financial: 9.9%
750,000	Chubb INA Holdings, Inc., 2.700%, 03/13/23	745,502	0.0
1,000,000	Chubb INA Holdings, Inc., 5.800%, 03/15/18	1,007,716	0.1
1,000,000	Aflac, Inc., 3.625%, 06/15/23	1,039,075	0.1
500,000	American International Group, Inc., 2.300%, 07/16/19	499,764	0.0
500,000	American International Group, Inc., 3.300%, 03/01/21	510,039	0.0
900,000	American International Group, Inc., 4.500%, 07/16/44	972,351	0.0
250,000	American International Group, Inc., 4.700%, 07/10/35	277,139	0.0
1,500,000	American International Group, Inc., 4.875%, 06/01/22	1,632,500	0.1
500,000	Air Lease Corp., 3.000%, 09/15/23	496,693	0.0
400,000	Alexandria Real Estate Equities, Inc., 2.750%, 01/15/20	401,854	0.0
1,500,000	Allstate Corp./The, 3.150%, 06/15/23	1,522,972	0.1
1,000,000	Allstate Corp., 3.280%, 12/15/26	1,016,708	0.1
750,000	American Express Co., 3.000%, 10/30/24	749,729	0.0
6,325,000	American Express Co., 7.000%, 03/19/18	6,393,077	0.2
500,000	American Express Credit Corp., 2.125%, 07/27/18	500,629	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

500,000		American Express Credit Corp., 2.200%, 03/03/20	498,615	0.0
500,000		American Express Credit Corp., 2.700%, 03/03/22	501,852	0.0
500,000		American Tower Corp., 3.375%, 10/15/26	492,031	0.0
500,000		American Tower Corp., 3.400%, 02/15/19	505,768	0.0
1,000,000		American Tower Corp., 3.500%, 01/31/23	1,023,540	0.1
750,000		American Tower Corp., 3.550%, 07/15/27	745,792	0.0
667,000		American Tower Corp., 4.700%, 03/15/22	714,606	0.0
1,000,000		Aon PLC, 4.450%, 05/24/43	1,049,210	0.1
500,000		Aon PLC, 4.600%, 06/14/44	547,123	0.0
500,000		Aon PLC, 4.750%, 05/15/45	557,651	0.0
400,000	(2)	Assured Guaranty US Holdings, Inc., 5.000%, 07/01/24	431,474	0.0
1,000,000		Australia & New Zealand Banking Group Ltd/New York NY, 2.625%, 11/09/22	994,006	0.0
500,000		AvalonBay Communities, Inc., 2.850%, 03/15/23	499,161	0.0
500,000		AvalonBay Communities, Inc., 2.950%, 09/15/22	504,787	0.0
600,000		Banco Santander SA, 3.125%, 02/23/23	597,564	0.0
800,000		Banco Santander SA, 3.500%, 04/11/22	816,426	0.0
600,000		Banco Santander SA, 3.800%, 02/23/28	601,153	0.0
800,000		Banco Santander SA, 4.250%, 04/11/27	830,706	0.0
1,000,000		Bank of America Corp., 2.000%, 01/11/18	1,000,023	0.0
1,000,000		Bank of America Corp., 2.625%, 04/19/21	1,005,478	0.0
500,000		Bank of America Corp., 2.650%, 04/01/19	502,891	0.0
500,000		Bank of America Corp., 2.881%, 04/24/23	500,976	0.0
1,000,000		Bank of America Corp., 3.093%, 10/01/25	998,381	0.0
4,000,000		Bank of America Corp., 3.300%, 01/11/23	4,094,253	0.1
2,386,297	(1)	Bank of America Corp., 3.419%, 12/20/28	2,389,077	0.1
1,000,000		Bank of America Corp., 3.500%, 04/19/26	1,023,234	0.0
750,000		Bank of America Corp., 3.705%, 04/24/28	770,480	0.0
1,020,000		Bank of America Corp., 3.824%, 01/20/28	1,055,970	0.0
1,500,000		Bank of America Corp., 3.950%, 04/21/25	1,552,289	0.0
1,000,000		Bank of America Corp., 4.100%, 07/24/23	1,062,583	0.0
1,280,000		Bank of America Corp., 4.183%, 11/25/27	1,338,778	0.0
271,000		Bank of America Corp., 4.000%, 04/01/24	286,660	0.0
1,000,000	Bank of America Corp., 4.250%, 10/22/26	1,054,712	0.0
2,000,000	Bank of America Corp., 4.450%, 03/03/26	2,137,936	0.1
1,610,000	Bank of America Corp., 5.650%, 05/01/18	1,629,290	0.0
750,000	Bank of Montreal, 2.350%, 09/11/22	738,257	0.0
1,000,000	Bank of Montreal, 3.803%, 12/15/32	989,880	0.0
500,000	Bank of New York Mellon Corp./The, 2.600%, 02/07/22	501,370	0.0
750,000	Bank of New York Mellon Corp./The, 2.661%, 05/16/23	749,966	0.0
750,000	Bank of New York Mellon Corp./The, 3.250%, 05/16/27	758,743	0.0
500,000	Bank of New York Mellon Corp./The, 3.442%, 02/07/28	511,523	0.0
1,000,000	Bank of New York Mellon Corp., 1.300%, 01/25/18	999,625	0.0
1,000,000	Bank of New York Mellon Corp., 1.350%, 03/06/18	999,030	0.0
1,000,000	Bank of New York Mellon Corp., 2.100%, 08/01/18	1,001,032	0.1
500,000	Bank of New York Mellon Corp., 2.200%, 08/16/23	484,908	0.0
500,000	Bank of New York Mellon Corp., 2.500%, 04/15/21	501,309	0.0
700,000	Bank of New York Mellon Corp., 3.000%, 10/30/28	681,177	0.0
500,000	Bank of Nova Scotia/The, 2.050%, 06/05/19	498,835	0.0
500,000	Bank of Nova Scotia/The, 2.450%, 09/19/22	494,336	0.0
1,000,000	Bank of Nova Scotia, 1.850%, 04/14/20	990,740	0.0
500,000	Bank of Nova Scotia, 4.500%, 12/16/25	526,729	0.0
750,000	Barclays PLC, 2.875%, 06/08/20	753,096	0.0
750,000	Barclays PLC, 3.250%, 01/12/21	758,038	0.0
750,000	Barclays PLC, 4.375%, 01/12/26	781,873	0.0
1,000,000	Barclays PLC, 5.200%, 05/12/26	1,068,359	0.1
250,000	Barclays PLC, 5.250%, 08/17/45	289,643	0.0
500,000	BB&T Corp., 2.150%, 02/01/21	495,450	0.0
250,000	BB&T Corp., 2.450%, 01/15/20	250,886	0.0
750,000	BB&T Corp., 2.850%, 10/26/24	745,045	0.0
1,000,000	BB&T Corp., 3.950%, 03/22/22	1,045,620	0.1

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

750,000		Berkshire Hathaway Finance Corp., 1.300%, 05/15/18	748,326	0.0
500,000		Berkshire Hathaway Finance Corp., 2.000%, 08/15/18	500,366	0.0
1,020,000		Berkshire Hathaway Finance Corp., 3.000%, 05/15/22	1,044,026	0.1
750,000		Berkshire Hathaway, Inc., 1.550%, 02/09/18	749,626	0.0
500,000		BlackRock, Inc., 5.000%, 12/10/19	525,880	0.0
500,000		BNP Paribas / BNP Paribas US Medium-Term Note Program LLC, 3.250%, 03/03/23	511,256	0.0
250,000		BNP Paribas SA, 2.450%, 03/17/19	251,274	0.0
1,000,000	(1)	BNP Paribas SA, 3.500%, 11/16/27	997,116	0.0
3,500,000		Boston Properties L.P., 5.625%, 11/15/20	3,787,455	0.1
1,000,000		Branch Banking & Trust Co., 2.250%, 06/01/20	998,611	0.0
500,000		Branch Banking & Trust Co., 3.625%, 09/16/25	518,728	0.0
400,000		Branch Banking & Trust Co., 3.800%, 10/30/26	418,999	0.0
500,000		Capital One Financial Corp., 2.450%, 04/24/19	501,279	0.0
500,000		Capital One Financial Corp., 3.200%, 02/05/25	495,774	0.0
500,000		Capital One Financial Corp., 3.750%, 04/24/24	514,263	0.0
500,000		Capital One Financial Corp., 3.750%, 07/28/26	498,671	0.0
500,000		Capital One Financial Corp., 4.200%, 10/29/25	515,134	0.0
550,000		Capital One NA/Mclean VA, 2.350%, 08/17/18	550,930	0.0
500,000		Capital One Financial Corp., 3.300%, 10/30/24	498,831	0.0
1,000,000		Charles Schwab Corp./The, 2.650%, 01/25/23	999,951	0.0
1,000,000		Charles Schwab Corp./The, 3.200%, 01/25/28	1,002,520	0.1
1,000,000		Chubb Corp./The, 6.000%, 05/11/37	1,335,279	0.1
500,000		Citibank NA, 2.100%, 06/12/20	496,874	0.0
500,000		Citigroup, Inc., 2.500%, 07/29/19	501,677	0.0
500,000		Citigroup, Inc., 2.876%, 07/24/23	497,958	0.0
500,000		Citigroup, Inc., 3.400%, 05/01/26	503,760	0.0
2,000,000		Citigroup, Inc., 3.500%, 05/15/23	2,037,953	0.1
500,000		Citigroup, Inc., 3.750%, 06/16/24	519,253	0.0
1,500,000		Citigroup, Inc., 3.887%, 01/10/28	1,553,958	0.1
750,000		Citigroup, Inc., 4.050%, 07/30/22	781,315	0.0
1,500,000		Citigroup, Inc., 4.125%, 07/25/28	1,548,801	0.1
700,000		Citigroup, Inc., 4.000%, 08/05/24	730,922	0.0
500,000		Citigroup, Inc., 4.300%, 11/20/26	523,684	0.0
500,000		Citigroup, Inc., 4.400%, 06/10/25	528,146	0.0
1,000,000		Citigroup, Inc., 4.450%, 09/29/27	1,059,652	0.1
500,000		Citigroup, Inc., 4.600%, 03/09/26	532,887	0.0
793,000		Citigroup, Inc., 5.300%, 05/06/44	939,036	0.0
615,000		Citigroup, Inc., 8.125%, 07/15/39	985,733	0.0
750,000		Citigroup, Inc., 2.700%, 10/27/22	742,717	0.0
500,000		Citizens Bank NA/Providence RI, 2.550%, 05/13/21	498,499	0.0
1,000,000		CME Group, Inc., 3.000%, 09/15/22	1,020,313	0.1
300,000		CNA Financial Corp., 4.500%, 03/01/26	319,751	0.0
500,000		Comerica Bank, 2.500%, 06/02/20	499,484	0.0
500,000		Comerica, Inc., 2.125%, 05/23/19	498,085	0.0
250,000		Comerica, Inc., 3.800%, 07/22/26	254,018	0.0
250,000		Compass Bank, 2.750%, 09/29/19	250,766	0.0
500,000		Cooperatieve Rabobank UA/NY, 1.375%, 08/09/19	493,363	0.0
500,000		Cooperatieve Rabobank UA/NY, 2.250%, 01/14/19	500,581	0.0
500,000		Cooperatieve Rabobank UA, 3.750%, 07/21/26	507,304	0.0
500,000		Cooperatieve Rabobank UA, 3.950%, 11/09/22	521,804	0.0
500,000		Cooperatieve Rabobank UA, 4.375%, 08/04/25	528,530	0.0
750,000		Cooperatieve Rabobank UA, 4.500%, 01/11/21	795,230	0.0
750,000	(1)	Credit Suisse Group AG, 3.574%, 01/09/23	763,156	0.0
750,000	(1)	Credit Suisse Group AG, 4.282%, 01/09/28	782,612	0.0
1,000,000		Credit Suisse Group Funding Guernsey Ltd., 3.450%, 04/16/21	1,024,046	0.1
1,000,000		Credit Suisse Group Funding Guernsey Ltd., 3.800%, 06/09/23	1,032,402	0.1
1,000,000		Deutsche Bank AG/London, 3.700%, 05/30/24	1,007,936	0.1
500,000		Deutsche Bank AG, 2.850%, 05/10/19	501,789	0.0
750,000		Deutsche Bank AG, 2.950%, 08/20/20	751,368	0.0
500,000		Deutsche Bank AG, 3.125%, 01/13/21	503,262	0.0
500,000		Deutsche Bank AG, 3.375%, 05/12/21	504,962	0.0
400,000		Deutsche Bank AG, 4.100%, 01/13/26	407,630	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

800,000	Discover Bank, 2.600%, 11/13/18	802,864	0.0
500,000	Discover Bank, 3.100%, 06/04/20	506,187	0.0
500,000	Discover Bank, 3.200%, 08/09/21	507,587	0.0
500,000	Discover Bank, 4.200%, 08/08/23	525,635	0.0
400,000	Discover Bank, 4.250%, 03/13/26	417,794	0.0
500,000	Discover Financial Services, 3.950%, 11/06/24	511,372	0.0
500,000	EPR Properties, 4.500%, 04/01/25	512,362	0.0
500,000	ERP Operating L.P., 4.500%, 07/01/44	548,164	0.0
750,000	Fifth Third Bancorp, 2.600%, 06/15/22	746,318	0.0
2,000,000	Fifth Third Bancorp, 3.500%, 03/15/22	2,060,706	0.1
400,000	Fifth Third Bancorp, 4.300%, 01/16/24	425,019	0.0
500,000	Fifth Third Bank/Cincinnati OH, 2.200%, 10/30/20	497,084	0.0
250,000	First Tennessee Bank NA, 2.950%, 12/01/19	251,746	0.0
7,801,000	GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/35	8,452,675	0.3
500,000	Goldman Sachs Group, Inc./The, 2.875%, 02/25/21	504,019	0.0
500,000	Goldman Sachs Group, Inc./The, 3.750%, 02/25/26	513,790	0.0
500,000	Goldman Sachs Group, Inc./The, 3.850%, 01/26/27	513,730	0.0
500,000	Goldman Sachs Group, Inc., 2.550%, 10/23/19	501,104	0.0
500,000	Goldman Sachs Group, Inc., 3.500%, 11/16/26	503,316	0.0
2,050,000	Goldman Sachs Group, Inc., 3.625%, 01/22/23	2,119,856	0.1
500,000	Goldman Sachs Group, Inc., 3.750%, 05/22/25	515,490	0.0
1,000,000	Goldman Sachs Group, Inc., 3.850%, 07/08/24	1,037,919	0.1
750,000	Goldman Sachs Group, Inc., 5.750%, 01/24/22	831,985	0.0
4,840,000	Goldman Sachs Group, Inc., 6.150%, 04/01/18	4,889,445	0.2
4,000,000	Goldman Sachs Group, Inc., 6.750%, 10/01/37	5,360,705	0.2
1,580,000	Goldman Sachs Group, Inc./The, 2.876%, 10/31/22	1,576,149	0.1
500,000	HCP, Inc., 2.625%, 02/01/20	501,992	0.0
250,000	HCP, Inc., 3.875%, 08/15/24	256,194	0.0
500,000	HCP, Inc., 4.000%, 06/01/25	515,364	0.0
500,000	Hospitality Properties Trust, 4.500%, 06/15/23	523,316	0.0
500,000	Hospitality Properties Trust, 5.000%, 08/15/22	533,996	0.0
750,000	Host Hotels & Resorts L.P., 3.750%, 10/15/23	764,283	0.0
400,000	HSBC Holdings PLC, 3.400%, 03/08/21	408,986	0.0
300,000	HSBC Holdings PLC, 4.300%, 03/08/26	319,204	0.0
500,000	HSBC Holdings PLC, 4.375%, 11/23/26	522,829	0.0
500,000	HSBC Holdings PLC, 6.000%, 12/31/99	526,875	0.0
3,400,000	HSBC Holdings PLC, 6.500%, 09/15/37	4,481,924	0.2
1,000,000	HSBC USA, Inc., 1.625%, 01/16/18	999,931	0.0
250,000	HSBC USA, Inc., 2.250%, 06/23/19	250,017	0.0
250,000	HSBC USA, Inc., 3.500%, 06/23/24	256,879	0.0
1,000,000	Huntington Bancshares, Inc./OH, 2.600%, 08/02/18	1,003,061	0.1
500,000	ING Groep NV, 3.150%, 03/29/22	506,418	0.0
500,000	Jefferies Group LLC, 5.125%, 04/13/18	504,134	0.0
900,000	Jefferies Group LLC, 5.125%, 01/20/23	976,379	0.0
1,500,000	JPMorgan Chase & Co., 1.625%, 05/15/18	1,499,097	0.1
750,000	JPMorgan Chase & Co., 2.700%, 05/18/23	745,525	0.0
1,000,000	JPMorgan Chase & Co., 2.750%, 06/23/20	1,009,017	0.1
500,000	JPMorgan Chase & Co., 2.950%, 10/01/26	491,545	0.0
750,000	JPMorgan Chase & Co., 3.125%, 01/23/25	754,656	0.0
750,000	JPMorgan Chase & Co., 3.220%, 03/01/25	756,318	0.0
1,500,000	JPMorgan Chase & Co., 3.375%, 05/01/23	1,525,577	0.1
750,000	JPMorgan Chase & Co., 3.540%, 05/01/28	763,693	0.0
1,000,000	JPMorgan Chase & Co., 3.782%, 02/01/28	1,037,151	0.1
500,000	JPMorgan Chase & Co., 3.875%, 09/10/24	521,909	0.0
750,000	JPMorgan Chase & Co., 3.882%, 07/24/38	775,757	0.0
1,000,000	JPMorgan Chase & Co., 4.125%, 12/15/26	1,056,600	0.1
1,000,000	JPMorgan Chase & Co., 4.250%, 10/01/27	1,064,667	0.1
4,000,000	JPMorgan Chase & Co., 4.500%, 01/24/22	4,282,110	0.1
2,375,000	JPMorgan Chase & Co., 5.500%, 10/15/40	2,995,001	0.1
500,000	Kemper Corp., 4.350%, 02/15/25	509,642	0.0
750,000	KeyBank NA/Cleveland OH, 1.650%, 02/01/18	749,814	0.0
500,000	KeyBank NA/Cleveland OH, 2.300%, 09/14/22	490,419	0.0
500,000	KeyBank NA/Cleveland OH, 2.350%, 03/08/19	500,967	0.0
750,000	KeyBank NA/Cleveland OH, 2.400%, 06/09/22	740,288	0.0
500,000	KeyBank NA/Cleveland OH, 3.400%, 05/20/26	498,903	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

3,000,000		Kreditanstalt fuer Wiederaufbau, 2.125%, 03/07/22	2,981,505	0.1
400,000		Kilroy Realty L.P., 4.250%, 08/15/29	414,608	0.0
250,000		Kilroy Realty L.P., 4.375%, 10/01/25	262,625	0.0
3,000,000		Kreditanstalt fuer Wiederaufbau, 1.250%, 09/30/19	2,960,781	0.1
1,000,000		Kreditanstalt fuer Wiederaufbau, 1.625%, 03/15/21	982,417	0.0
2,000,000		Kreditanstalt fuer Wiederaufbau, 1.875%, 11/30/20	1,985,686	0.1
10,000,000		Kreditanstalt fuer Wiederaufbau, 2.625%, 01/25/22	10,139,974	0.3
750,000		Liberty Property L.P., 3.250%, 10/01/26	739,310	0.0
750,000		Lincoln National Corp., 3.625%, 12/12/26	766,554	0.0
1,500,000		Lincoln National Corp., 4.200%, 03/15/22	1,580,973	0.1
750,000		Lloyds Banking Group PLC, 3.000%, 01/11/22	754,365	0.0
500,000		Lloyds Banking Group PLC, 4.650%, 03/24/26	528,723	0.0
500,000		Lloyds Banking Group PLC, 2.907%, 11/07/23	496,203	0.0
500,000		Lloyds Banking Group PLC, 3.574%, 11/07/28	496,166	0.0
250,000		Loews Corp., 3.750%, 04/01/26	260,527	0.0
250,000		Manufacturers & Traders Trust Co., 2.250%, 07/25/19	250,272	0.0
1,000,000		Manufacturers & Traders Trust Co., 2.500%, 05/18/22	996,186	0.0
500,000		Manulife Financial Corp., 4.061%, 02/24/32	504,587	0.0
500,000		Manulife Financial Corp., 4.150%, 03/04/26	531,427	0.0
500,000		Manulife Financial Corp., 5.375%, 03/04/46	625,749	0.0
1,000,000		Markel Corp., 3.625%, 03/30/23	1,019,138	0.1
400,000		Marsh & McLennan Cos, Inc., 3.500%, 03/10/25	412,639	0.0
500,000		MetLife, Inc., 3.048%, 12/15/22	506,071	0.0
500,000		MetLife, Inc., 3.600%, 04/10/24	523,418	0.0
1,000,000		MetLife, Inc., 3.600%, 11/13/25	1,041,048	0.1
500,000		MetLife, Inc., 4.050%, 03/01/45	525,202	0.0
400,000		MetLife, Inc., 4.125%, 08/13/42	424,052	0.0
300,000		MetLife, Inc., 4.721%, 12/15/44	349,290	0.0
500,000	(1)	Metropolitan Life Global Funding I, 1.950%, 09/15/21	489,973	0.0
750,000	(1)	Metropolitan Life Global Funding I, 3.450%, 12/18/26	771,380	0.0
750,000	Mitsubishi UFJ Financial Group, Inc., 2.950%, 03/01/21	757,116	0.0
750,000	Mitsubishi UFJ Financial Group, Inc., 3.850%, 03/01/26	777,235	0.0
500,000	Mizuho Financial Group, Inc., 2.601%, 09/11/22	492,389	0.0
500,000	Mizuho Financial Group, Inc., 3.170%, 09/11/27	491,369	0.0
1,500,000	Morgan Stanley, 2.125%, 04/25/18	1,500,111	0.1
1,000,000	Morgan Stanley, 2.500%, 04/21/21	998,701	0.0
750,000	Morgan Stanley, 2.625%, 11/17/21	746,908	0.0
500,000	Morgan Stanley, 3.125%, 07/27/26	493,581	0.0
1,750,000	Morgan Stanley, 3.591%, 07/22/28	1,767,715	0.1
750,000	Morgan Stanley, 3.625%, 01/20/27	768,259	0.0
500,000	Morgan Stanley, 3.700%, 10/23/24	517,015	0.0
750,000	Morgan Stanley, 3.875%, 04/29/24	783,553	0.0
500,000	Morgan Stanley, 3.875%, 01/27/26	521,592	0.0
750,000	Morgan Stanley, 3.950%, 04/23/27	762,869	0.0
1,000,000	Morgan Stanley, 4.100%, 05/22/23	1,042,944	0.1
750,000	Morgan Stanley, 4.000%, 07/23/25	785,868	0.0
500,000	Morgan Stanley, 4.350%, 09/08/26	524,737	0.0
800,000	Morgan Stanley, 4.875%, 11/01/22	862,273	0.0
1,000,000	Morgan Stanley, 5.000%, 11/24/25	1,095,775	0.1
10,500,000	Morgan Stanley, 6.625%, 04/01/18	10,615,672	0.3
500,000	MUFG Union Bank NA, 2.250%, 05/06/19	499,414	0.0
500,000	National Australia Bank Ltd./New York, 2.500%, 07/12/26	476,568	0.0
500,000	National Australia Bank Ltd./New York, 2.800%, 01/10/22	502,565	0.0
300,000	National Retail Properties, Inc., 4.000%, 11/15/25	308,172	0.0
250,000	National Rural Utilities Cooperative Finance Corp., 2.300%, 11/01/20	249,844	0.0
1,000,000	National Rural Utilities Cooperative Finance Corp., 5.250%, 04/20/46	1,075,780	0.1
300,000	Northern Trust Corp., 2.375%, 08/02/22	299,929	0.0
750,000	Northern Trust Corp., 3.375%, 05/08/32	747,893	0.0
250,000	Northern Trust Corp., 3.950%, 10/30/25	265,049	0.0
500,000	PNC Bank NA, 2.450%, 07/28/22	496,049	0.0
500,000	PNC Bank NA, 2.625%, 02/17/22	501,361	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

500,000	PNC Bank NA, 2.700%, 11/01/22	497,808	0.0
1,000,000	PNC Bank NA, 2.950%, 01/30/23	1,007,186	0.1
500,000	PNC Bank NA, 3.250%, 06/01/25	507,837	0.0
500,000	PNC Financial Services Group, Inc./The, 2.854%, 11/09/22	502,062	0.0
500,000	PNC Financial Services Group, Inc./The, 3.300%, 03/08/22	513,605	0.0
750,000	PNC Bank NA, 3.100%, 10/25/27	748,772	0.0
500,000	Primerica, Inc., 4.750%, 07/15/22	535,194	0.0
300,000	Principal Financial Group, Inc., 3.125%, 05/15/23	301,941	0.0
1,000,000	Principal Financial Group, Inc., 3.300%, 09/15/22	1,018,114	0.1
1,000,000	Private Export Funding Corp., 1.450%, 08/15/19	991,232	0.0
1,000,000	Private Export Funding Corp., 2.250%, 03/15/20	1,002,261	0.1
1,000,000	Private Export Funding Corp., 2.300%, 09/15/20	1,003,388	0.1
1,000,000	Private Export Funding Corp., 3.250%, 06/15/25	1,050,753	0.1
1,000,000	Private Export Funding Corp., 3.550%, 01/15/24	1,060,520	0.1
500,000	Prologis L.P., 4.250%, 08/15/23	535,857	0.0
400,000	Protective Life Corp., 7.375%, 10/15/19	433,673	0.0
500,000	Prudential Financial, Inc., 5.375%, 05/15/45	537,000	0.0
750,000	Public Storage, 2.370%, 09/15/22	740,383	0.0
750,000	Public Storage, 3.094%, 09/15/27	745,874	0.0
500,000	Raymond James Financial, Inc., 3.625%, 09/15/26	503,141	0.0
400,000	Realty Income Corp., 3.875%, 07/15/24	413,195	0.0
300,000	Realty Income Corp., 4.125%, 10/15/26	312,377	0.0
1,000,000	Regions Financial Corp., 3.200%, 02/08/21	1,018,099	0.1
750,000	Royal Bank of Canada, 1.500%, 01/16/18	749,937	0.0
500,000	Royal Bank of Canada, 2.125%, 03/02/20	498,628	0.0
1,000,000	Royal Bank of Canada, 2.150%, 10/26/20	993,874	0.0
1,000,000	Royal Bank of Canada, 2.750%, 02/01/22	1,012,959	0.1
500,000	Royal Bank of Canada, 4.650%, 01/27/26	539,589	0.0
500,000	Royal Bank of Scotland Group PLC, 4.800%, 04/05/26	538,013	0.0
500,000	Santander Holdings USA, Inc., 2.650%, 04/17/20	499,981	0.0
750,000		Santander Holdings USA, Inc., 2.700%, 05/24/19	751,814	0.0
400,000		Santander Issuances SAU, 5.179%, 11/19/25	432,598	0.0
500,000		Santander UK Group Holdings PLC, 2.875%, 08/05/21	499,375	0.0
750,000		Santander UK Group Holdings PLC, 3.125%, 01/08/21	757,871	0.0
500,000		Santander UK PLC, 2.500%, 03/14/19	501,587	0.0
250,000		Senior Housing Properties Trust, 3.250%, 05/01/19	251,385	0.0
250,000		Senior Housing Properties Trust, 4.750%, 05/01/24	261,132	0.0
1,000,000		Simon Property Group L.P., 3.375%, 03/15/22	1,026,849	0.1
500,000	(2)	Simon Property Group L.P., 3.375%, 06/15/27	504,236	0.0
500,000	(2)	Simon Property Group L.P., 4.250%, 10/01/44	522,536	0.0
750,000		State Street Corp., 2.653%, 05/15/23	750,584	0.0
1,500,000		State Street Corp., 3.100%, 05/15/23	1,513,910	0.1
500,000		State Street Corp., 3.550%, 08/18/25	519,985	0.0
500,000		Sumitomo Mitsui Financial Group, Inc., 2.058%, 07/14/21	490,205	0.0
500,000		Sumitomo Mitsui Financial Group, Inc., 2.442%, 10/19/21	494,946	0.0
500,000		Sumitomo Mitsui Financial Group, Inc., 2.632%, 07/14/26	476,370	0.0
750,000		Sumitomo Mitsui Financial Group, Inc., 2.778%, 10/18/22	745,371	0.0
500,000		Sumitomo Mitsui Financial Group, Inc., 2.784%, 07/12/22	497,394	0.0
500,000		Sumitomo Mitsui Financial Group, Inc., 3.364%, 07/12/27	499,351	0.0
500,000		Sumitomo Mitsui Financial Group, Inc., 3.446%, 01/11/27	505,956	0.0
500,000		SunTrust Bank/Atlanta GA, 2.250%, 01/31/20	499,453	0.0
500,000		SunTrust Bank/Atlanta GA, 2.750%, 05/01/23	495,958	0.0
500,000		SunTrust Bank/Atlanta GA, 3.300%, 05/15/26	495,962	0.0
250,000		SunTrust Banks, Inc., 2.500%, 05/01/19	250,995	0.0
500,000		SunTrust Banks, Inc., 2.700%, 01/27/22	500,403	0.0
500,000		SunTrust Banks, Inc., 2.900%, 03/03/21	505,923	0.0
750,000		Synchrony Bank, 3.000%, 06/15/22	747,624	0.0
250,000		Synchrony Financial, 3.000%, 08/15/19	251,808	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

250,000		Synchrony Financial, 3.750%, 08/15/21	256,534	0.0
300,000		Synchrony Financial, 4.250%, 08/15/24	311,426	0.0
250,000		Synchrony Financial, 4.500%, 07/23/25	261,597	0.0
500,000		Tanger Properties L.P., 3.125%, 09/01/26	476,700	0.0
750,000	(1)	Toronto-Dominion Bank/The, 2.500%, 01/18/23	748,466	0.0
750,000		Travelers Cos, Inc./The, 4.000%, 05/30/47	799,948	0.0
3,000,000		Travelers Cos, Inc., 3.900%, 11/01/20	3,120,823	0.1
700,000		UBS AG/Stamford CT, 2.375%, 08/14/19	700,671	0.0
500,000	(1)	UBS Group Funding Switzerland AG, 2.950%, 09/24/20	505,503	0.0
500,000	(1)	UBS Group Funding Switzerland AG, 3.000%, 04/15/21	503,854	0.0
500,000		Unum Group, 3.000%, 05/15/21	503,835	0.0
750,000		US Bancorp, 2.950%, 07/15/22	760,491	0.0
750,000		US Bancorp, 3.150%, 04/27/27	752,057	0.0
1,000,000		US Bancorp, 3.000%, 03/15/22	1,020,405	0.1
500,000		US Bancorp, 5.125%, 12/31/99	520,625	0.0
500,000		US Bank NA/Cincinnati OH, 2.000%, 01/24/20	498,012	0.0
500,000		Ventas Realty L.P. / Ventas Capital Corp., 2.700%, 04/01/20	502,433	0.0
600,000		Ventas Realty L.P. / Ventas Capital Corp., 3.250%, 08/15/22	607,686	0.0
250,000		Ventas Realty L.P., 3.500%, 02/01/25	252,185	0.0
500,000		Ventas Realty L.P., 3.750%, 05/01/24	513,965	0.0
500,000		Ventas Realty L.P., 4.125%, 01/15/26	522,583	0.0
1,100,000		Visa, Inc., 2.200%, 12/14/20	1,099,517	0.1
750,000		Visa, Inc., 2.750%, 09/15/27	740,703	0.0
1,000,000		Visa, Inc., 2.800%, 12/14/22	1,015,190	0.1
500,000		Visa, Inc., 3.150%, 12/14/25	511,543	0.0
500,000		Visa, Inc., 4.150%, 12/14/35	555,793	0.0
500,000		Visa, Inc., 4.300%, 12/14/45	569,868	0.0
750,000		Wells Fargo Bank NA, 6.600%, 01/15/38	1,047,319	0.1
1,000,000		Wells Fargo & Co., 3.584%, 05/22/28	1,020,374	0.1
1,000,000		Wells Fargo & Co., 2.625%, 07/22/22	995,128	0.0
1,500,000		Wells Fargo & Co., 3.069%, 01/24/23	1,511,942	0.1
1,000,000		Wells Fargo & Co., 3.000%, 10/23/26	981,008	0.0
1,000,000		Wells Fargo & Co., 3.450%, 02/13/23	1,019,614	0.1
750,000		Wells Fargo & Co., 3.550%, 09/29/25	770,437	0.0
500,000		Wells Fargo & Co., 4.300%, 07/22/27	532,876	0.0
8,000,000		Wells Fargo & Co., 4.600%, 04/01/21	8,504,702	0.3
1,983,000		Wells Fargo & Co., 5.606%, 01/15/44	2,448,269	0.1
500,000		Welltower, Inc., 2.250%, 03/15/18	500,218	0.0
500,000		Welltower, Inc., 4.000%, 06/01/25	517,707	0.0
1,000,000		Westpac Banking Corp., 2.750%, 01/11/23	998,518	0.0
750,000		Westpac Banking Corp., 4.322%, 11/23/31	773,948	0.0
1,000,000		Westpac Banking Corp., 1.600%, 01/12/18	999,970	0.1
1,000,000		WR Berkley Corp., 4.625%, 03/15/22	1,065,117	0.1
400,000		XLIT Ltd., 2.300%, 12/15/18	399,966	0.0
			333,698,180	9.9

		Industrial: 2.1%
500,000		3M Co., 2.000%, 06/26/22	491,429	0.0
750,000		3M Co., 2.250%, 09/19/26	713,006	0.0
1,000,000		3M Co., 2.875%, 10/15/27	995,592	0.0
200,000		3M Co., 3.875%, 06/15/44	213,496	0.0
1,300,000		Agilent Technologies, Inc., 3.200%, 10/01/22	1,312,245	0.1
1,000,000		Agilent Technologies, Inc., 3.875%, 07/15/23	1,036,809	0.1
400,000		Arrow Electronics, Inc., 3.500%, 04/01/22	405,694	0.0
750,000		Boeing Capital Corp., 4.700%, 10/27/19	783,668	0.0
500,000		Boeing Co/The, 2.125%, 03/01/22	495,992	0.0
500,000	(2)	Boeing Co/The, 2.800%, 03/01/27	495,590	0.0
500,000		Boeing Co/The, 3.300%, 03/01/35	498,407	0.0
500,000		Burlington Northern Santa Fe LLC, 3.000%, 03/15/23	509,663	0.0
1,000,000		Burlington Northern Santa Fe LLC, 3.450%, 09/15/21	1,033,621	0.1
500,000		Burlington Northern Santa Fe LLC, 4.375%, 09/01/42	559,285	0.0
500,000		Burlington Northern Santa Fe LLC, 4.450%, 03/15/43	564,269	0.0
500,000		Burlington Northern Santa Fe LLC, 4.700%, 09/01/45	586,689	0.0
400,000		Burlington Northern Santa Fe LLC, 4.900%, 04/01/44	480,197	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

1,000,000		Canadian National Railway Co., 2.250%, 11/15/22	979,833	0.0
750,000		Canadian Pacific Railway Co., 4.800%, 09/15/35	875,766	0.0
750,000		Canadian Pacific Railway Co., 4.800%, 08/01/45	894,786	0.0
1,000,000		Caterpillar Financial Services Corp., 2.400%, 08/09/26	957,007	0.0
300,000		Caterpillar Financial Services Corp., 1.300%, 03/01/18	299,649	0.0
500,000		Caterpillar Financial Services Corp., 2.100%, 01/10/20	499,084	0.0
300,000		Caterpillar Financial Services Corp., 2.625%, 03/01/23	299,304	0.0
500,000		Caterpillar Financial Services Corp., 3.750%, 11/24/23	526,333	0.0
1,500,000		Caterpillar, Inc., 2.600%, 06/26/22	1,501,110	0.1
250,000		Caterpillar, Inc., 3.400%, 05/15/24	259,905	0.0
1,000,000		Caterpillar, Inc., 3.803%, 08/15/42	1,073,140	0.1
250,000	(2)	Caterpillar, Inc., 4.300%, 05/15/44	287,835	0.0
500,000		CSX Corp., 3.950%, 05/01/50	499,252	0.0
1,000,000		CSX Corp., 4.100%, 03/15/44	1,044,998	0.1
1,000,000		CSX Corp., 4.400%, 03/01/43	1,086,033	0.1
830,000		Cummins, Inc., 7.125%, 03/01/28	1,093,280	0.1
500,000		Deere & Co., 3.900%, 06/09/42	541,868	0.0
1,010,000		Dover Corp., 4.300%, 03/01/21	1,067,281	0.1
250,000		FedEx Corp., 2.300%, 02/01/20	250,084	0.0
200,000		FedEx Corp., 3.875%, 08/01/42	199,729	0.0
500,000		FedEx Corp., 4.750%, 11/15/45	561,628	0.0
500,000		General Dynamics Corp., 2.250%, 11/15/22	493,813	0.0
500,000		General Dynamics Corp., 3.600%, 11/15/42	512,727	0.0
500,000		General Electric Co., 2.700%, 10/09/22	499,500	0.0
430,000		General Electric Co., 5.875%, 01/14/38	556,743	0.0
1,861,000		General Electric Co., 6.750%, 03/15/32	2,552,220	0.1
750,000		General Electric Co., 6.875%, 01/10/39	1,082,049	0.1
2,600,000	(1)	Honeywell International, Inc., 3.812%, 11/21/47	2,708,214	0.1
500,000		Illinois Tool Works, Inc., 3.500%, 03/01/24	523,686	0.0
500,000		Illinois Tool Works, Inc., 3.900%, 09/01/42	536,638	0.0
250,000		Ingersoll-Rand Luxembourg Finance SA, 2.625%, 05/01/20	250,057	0.0
250,000		Ingersoll-Rand Luxembourg Finance SA, 4.650%, 11/01/44	277,637	0.0
500,000		John Deere Capital Corp., 1.950%, 01/08/19	499,648	0.0
750,000		John Deere Capital Corp., 2.800%, 03/04/21	758,070	0.0
1,000,000		John Deere Capital Corp., 2.800%, 03/06/23	1,004,476	0.1
1,000,000		John Deere Capital Corp., 2.800%, 09/08/27	982,513	0.0
500,000		John Deere Capital Corp., 3.350%, 06/12/24	515,207	0.0
400,000		Johnson Controls International plc, 3.625%, 07/02/24	415,063	0.0
250,000		Johnson Controls International plc, 4.625%, 07/02/44	276,208	0.0
250,000		Johnson Controls International plc, 5.125%, 09/14/45	294,360	0.0
500,000		Kennametal, Inc., 2.650%, 11/01/19	500,553	0.0
800,000		L3 Technologies, Inc., 4.950%, 02/15/21	847,774	0.0
500,000		Lockheed Martin Corp., 2.500%, 11/23/20	503,497	0.0
500,000		Lockheed Martin Corp., 3.100%, 01/15/23	508,544	0.0
1,000,000		Lockheed Martin Corp., 3.350%, 09/15/21	1,028,915	0.1
1,000,000		Lockheed Martin Corp., 3.550%, 01/15/26	1,039,880	0.1
1,250,000		Lockheed Martin Corp., 3.600%, 03/01/35	1,263,129	0.1
500,000		Lockheed Martin Corp., 4.500%, 05/15/36	562,022	0.0
500,000		Lockheed Martin Corp., 4.700%, 05/15/46	585,223	0.0
2,000,000		Norfolk Southern Corp., 3.950%, 10/01/42	2,055,331	0.1
500,000		Norfolk Southern Corp., 4.450%, 06/15/45	559,203	0.0
375,000		Norfolk Southern Corp., 4.800%, 08/15/43	429,804	0.0
642,000	(1)	Norfolk Southern Corp., 3.942%, 11/01/47	661,152	0.0
750,000		Northrop Grumman Corp., 2.550%, 10/15/22	745,387	0.0
750,000		Northrop Grumman Corp., 2.930%, 01/15/25	746,542	0.0
500,000		Northrop Grumman Corp., 3.850%, 04/15/45	505,588	0.0
200,000		Packaging Corp. of America, 3.650%, 09/15/24	205,323	0.0
250,000		Parker-Hannifin Corp., 4.200%, 11/21/34	273,509	0.0
3,800,000		Raytheon Co., 3.125%, 10/15/20	3,888,587	0.1
2,000,000		Republic Services, Inc., 5.250%, 11/15/21	2,185,160	0.1
1,250,000		Roper Technologies, Inc., 2.050%, 10/01/18	1,250,039	0.1

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

500,000	Ryder System, Inc., 2.450%, 09/03/19	500,694	0.0
350,000	Ryder System, Inc., 2.500%, 03/01/18	350,071	0.0
500,000	Ryder System, Inc., 2.500%, 05/11/20	500,733	0.0
300,000	Stanley Black & Decker, Inc., 2.900%, 11/01/22	303,199	0.0
750,000	Textron, Inc., 3.650%, 03/01/21	772,216	0.0
250,000	Union Pacific Corp., 2.250%, 02/15/19	250,340	0.0
500,000	Union Pacific Corp., 2.750%, 04/15/23	502,235	0.0
500,000	Union Pacific Corp., 2.750%, 03/01/26	494,628	0.0
250,000	Union Pacific Corp., 3.375%, 02/01/35	253,517	0.0
250,000	Union Pacific Corp., 3.750%, 03/15/24	264,387	0.0
250,000	Union Pacific Corp., 3.799%, 10/01/51	255,353	0.0
750,000	Union Pacific Corp., 4.050%, 11/15/45	811,935	0.0
500,000	Union Pacific Corp., 4.250%, 04/15/43	549,125	0.0
1,000,000	United Parcel Service, Inc., 2.800%, 11/15/24	1,005,126	0.1
1,000,000	United Parcel Service, Inc., 3.050%, 11/15/27	1,001,032	0.0
750,000	United Technologies Corp., 3.100%, 06/01/22	764,299	0.0
500,000	United Technologies Corp., 4.150%, 05/15/45	533,460	0.0
500,000	United Technologies Corp., 4.500%, 06/01/42	554,981	0.0
406,000	United Technologies Corp., 6.125%, 07/15/38	538,893	0.0
		71,263,772	2.1

	Technology: 1.5%
500,000	Analog Devices, Inc., 3.900%, 12/15/25	523,435	0.0
1,500,000	Apple, Inc., 1.000%, 05/03/18	1,496,364	0.1
500,000	Apple, Inc., 2.100%, 05/06/19	501,205	0.0
500,000	Apple, Inc., 2.150%, 02/09/22	493,728	0.0
1,000,000	Apple, Inc., 2.400%, 05/03/23	990,297	0.0
750,000	Apple, Inc., 2.500%, 02/09/22	751,004	0.0
500,000	Apple, Inc., 2.850%, 05/06/21	508,214	0.0
750,000	Apple, Inc., 3.000%, 02/09/24	759,979	0.0
500,000	Apple, Inc., 3.450%, 05/06/24	518,845	0.0
500,000	Apple, Inc., 3.450%, 02/09/45	488,765	0.0
1,000,000	Apple, Inc., 3.850%, 05/04/43	1,040,557	0.1
400,000	Apple, Inc., 4.375%, 05/13/45	451,333	0.0
1,000,000	Apple, Inc., 2.400%, 01/13/23	991,965	0.0
1,000,000	Apple, Inc., 3.000%, 11/13/27	994,892	0.0
1,000,000		Apple, Inc., 3.250%, 02/23/26	1,021,365	0.1
500,000		Apple, Inc., 4.450%, 05/06/44	572,006	0.0
1,000,000		Apple, Inc., 4.650%, 02/23/46	1,172,855	0.1
500,000		Applied Materials, Inc., 3.900%, 10/01/25	531,099	0.0
400,000		Autodesk, Inc., 3.600%, 12/15/22	409,276	0.0
250,000		Autodesk, Inc., 4.375%, 06/15/25	262,684	0.0
400,000	(1)	Dell International LLC / EMC Corp., 3.480%, 06/01/19	405,114	0.0
400,000	(1)	Dell International LLC / EMC Corp., 4.420%, 06/15/21	417,093	0.0
400,000	(1)	Dell International LLC / EMC Corp., 5.450%, 06/15/23	432,692	0.0
400,000	(1)	Dell International LLC / EMC Corp., 6.020%, 06/15/26	441,662	0.0
400,000	(1)	Dell International LLC / EMC Corp., 8.350%, 07/15/46	516,678	0.0
279,000		Fidelity National Information Services, Inc., 3.625%, 10/15/20	286,829	0.0
500,000		Hewlett Packard Enterprise Co., 3.600%, 10/15/20	510,791	0.0
500,000		Hewlett Packard Enterprise Co., 4.400%, 10/15/22	525,934	0.0
321,000		HP, Inc., 3.750%, 12/01/20	331,450	0.0
1,000,000		International Business Machines Corp., 1.625%, 05/15/20	988,021	0.0
500,000		International Business Machines Corp., 1.875%, 05/15/19	498,942	0.0
1,030,000		International Business Machines Corp., 2.250%, 02/19/21	1,027,369	0.1
1,020,000		International Business Machines Corp., 2.500%, 01/27/22	1,023,852	0.1
1,000,000		International Business Machines Corp., 3.375%, 08/01/23	1,035,755	0.1
1,000,000		International Business Machines Corp., 3.450%, 02/19/26	1,034,260	0.1
1,000,000		Intel Corp., 3.150%, 05/11/27	1,020,728	0.1
260,000		Intel Corp., 3.700%, 07/29/25	274,947	0.0
272,288	(1)	Intel Corp., 3.734%, 12/08/47	283,235	0.0
500,000		Lam Research Corp., 2.800%, 06/15/21	503,491	0.0
400,000		Lam Research Corp., 3.800%, 03/15/25	416,368	0.0
750,000		Microsoft Corp., 1.000%, 05/01/18	748,772	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

750,000		Microsoft Corp., 1.550%, 08/08/21	730,557	0.0
1,000,000		Microsoft Corp., 2.375%, 05/01/23	992,165	0.0
1,000,000		Microsoft Corp., 2.400%, 08/08/26	965,206	0.0
1,000,000		Microsoft Corp., 2.700%, 02/12/25	999,187	0.0
500,000		Microsoft Corp., 2.875%, 02/06/24	507,546	0.0
500,000		Microsoft Corp., 3.125%, 11/03/25	510,860	0.0
1,500,000		Microsoft Corp., 3.300%, 02/06/27	1,548,593	0.1
250,000		Microsoft Corp., 3.500%, 02/12/35	260,426	0.0
750,000		Microsoft Corp., 3.625%, 12/15/23	790,658	0.0
250,000		Microsoft Corp., 3.750%, 02/12/45	263,797	0.0
500,000		Microsoft Corp., 3.950%, 08/08/56	534,715	0.0
1,000,000		Microsoft Corp., 4.200%, 11/03/35	1,135,973	0.1
1,000,000		Microsoft Corp., 4.250%, 02/06/47	1,145,140	0.1
1,000,000		Microsoft Corp., 4.450%, 11/03/45	1,173,944	0.1
250,000		Microsoft Corp., 4.875%, 12/15/43	307,681	0.0
250,000		NetApp, Inc., 3.375%, 06/15/21	254,764	0.0
500,000		Oracle Corp., 2.250%, 10/08/19	502,335	0.0
500,000		Oracle Corp., 2.500%, 10/15/22	499,582	0.0
750,000		Oracle Corp., 2.800%, 07/08/21	761,331	0.0
750,000		Oracle Corp., 2.950%, 05/15/25	753,791	0.0
500,000		Oracle Corp., 3.400%, 07/08/24	518,792	0.0
750,000		Oracle Corp., 3.900%, 05/15/35	795,402	0.0
750,000		Oracle Corp., 4.125%, 05/15/45	810,169	0.0
600,000		Oracle Corp., 4.300%, 07/08/34	667,550	0.0
1,500,000		Oracle Corp., 5.375%, 07/15/40	1,899,023	0.1
1,000,000		Oracle Corp., 2.950%, 11/15/24	1,007,847	0.0
1,000,000		Oracle Corp., 3.250%, 11/15/27	1,017,913	0.1
500,000		Qualcomm, Inc., 2.100%, 05/20/20	498,038	0.0
500,000		Qualcomm, Inc., 3.000%, 05/20/22	500,700	0.0
850,000		Qualcomm, Inc., 4.650%, 05/20/35	915,756	0.0
350,000		Qualcomm, Inc., 4.800%, 05/20/45	376,991	0.0
400,000	(2)	Xerox Corp., 3.800%, 05/15/24	390,705	0.0
807,000		Xerox Corp., 4.070%, 03/17/22	815,453	0.0
250,000	(2)	Xerox Corp., 4.800%, 03/01/35	237,127	0.0
			52,293,568	1.5

		Utilities: 2.3%
500,000		Alabama Power Co., 4.150%, 08/15/44	540,387	0.0
300,000		Ameren Illinois Co., 2.700%, 09/01/22	301,062	0.0
250,000		Ameren Illinois Co., 4.300%, 07/01/44	274,282	0.0
500,000		Appalachian Power Co., 4.400%, 05/15/44	552,878	0.0
750,000		Appalachian Power Co., 4.450%, 06/01/45	834,966	0.1
250,000		Arizona Public Service Co., 2.200%, 01/15/20	249,324	0.0
750,000		Arizona Public Service Co., 2.950%, 09/15/27	739,379	0.0
400,000		Arizona Public Service Co., 3.350%, 06/15/24	409,785	0.0
500,000		Atmos Energy Corp., 4.125%, 10/15/44	546,853	0.0
1,000,000		Baltimore Gas & Electric Co., 3.350%, 07/01/23	1,025,731	0.1
500,000		Baltimore Gas & Electric Co., 3.500%, 08/15/46	490,715	0.0
750,000		CenterPoint Energy Houston Electric LLC, 3.000%, 02/01/27	747,037	0.0
250,000		CMS Energy Corp., 3.875%, 03/01/24	261,827	0.0
250,000		CMS Energy Corp., 4.875%, 03/01/44	292,983	0.0
200,000		Consolidated Edison Co. of New York, Inc., 4.300%, 12/01/56	218,638	0.0
500,000		Consolidated Edison Co. of New York, Inc., 4.450%, 03/15/44	570,507	0.0
500,000		Consolidated Edison Co. of New York, Inc., 4.500%, 12/01/45	575,941	0.0
400,000		Consolidated Edison Co. of New York, Inc., 4.625%, 12/01/54	458,687	0.0
300,000		Consumers Energy Co., 2.850%, 05/15/22	303,093	0.0
500,000		Consumers Energy Co., 3.950%, 07/15/47	543,010	0.0
200,000		Dominion Energy Gas Holdings LLC, 2.500%, 12/15/19	200,309	0.0
210,000		Dominion Energy Gas Holdings LLC, 2.800%, 11/15/20	211,738	0.0
200,000		Dominion Energy Gas Holdings LLC, 3.600%, 12/15/24	204,612	0.0
250,000		DTE Electric Co., 4.300%, 07/01/44	280,828	0.0
400,000		DTE Energy Co., 3.500%, 06/01/24	409,592	0.0
400,000		DTE Energy Co., 3.850%, 12/01/23	416,391	0.0
400,000		Duke Energy Corp., 2.100%, 06/15/18	400,146	0.0
500,000		Duke Energy Carolinas LLC, 2.500%, 03/15/23	495,820	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

500,000		Duke Energy Corp., 1.800%, 09/01/21	486,702	0.0
500,000		Duke Energy Corp., 3.750%, 09/01/46	496,132	0.0
500,000		Duke Energy Corp., 3.950%, 10/15/23	525,425	0.0
500,000		Duke Energy Corp., 4.800%, 12/15/45	579,652	0.0
500,000		Duke Energy Progress LLC, 3.700%, 10/15/46	511,529	0.0
150,000		Duke Energy Progress LLC, 4.150%, 12/01/44	163,866	0.0
750,000		Duke Energy Progress LLC, 4.200%, 08/15/45	828,444	0.0
1,500,000		Duke Energy Progress LLC, 4.375%, 03/30/44	1,707,200	0.1
500,000		Edison International, 2.950%, 03/15/23	501,289	0.0
500,000		Enel Generacion Chile SA, 4.250%, 04/15/24	523,680	0.0
400,000		Entergy Arkansas, Inc., 3.500%, 04/01/26	413,088	0.0
400,000		Entergy Arkansas, Inc., 3.700%, 06/01/24	420,247	0.0
500,000		Entergy Louisiana LLC, 4.950%, 01/15/45	525,734	0.0
1,500,000		Exelon Corp., 4.950%, 06/15/35	1,714,451	0.1
750,000		Exelon Corp., 5.100%, 06/15/45	887,939	0.1
2,260,000		Exelon Generation Co. LLC, 5.200%, 10/01/19	2,367,889	0.1
500,000		Florida Power & Light Co., 3.250%, 06/01/24	514,326	0.0
750,000		Florida Power & Light Co., 3.800%, 12/15/42	787,570	0.0
1,500,000		Florida Power & Light Co., 4.050%, 06/01/42	1,647,122	0.1
500,000		Georgia Power Co., 3.250%, 04/01/26	501,749	0.0
500,000		Indiana Michigan Power Co., 4.550%, 03/15/46	572,107	0.0
1,000,000	(1)	ITC Holdings Corp., 3.350%, 11/15/27	1,002,509	0.1
250,000		ITC Holdings Corp., 3.650%, 06/15/24	256,767	0.0
500,000		Jersey Central Power & Light Co., 6.150%, 06/01/37	621,008	0.0
2,500,000		Kentucky Utilities Co., 5.125%, 11/01/40	3,088,831	0.1
500,000		MidAmerican Energy Co., 3.100%, 05/01/27	502,989	0.0
500,000		MidAmerican Energy Co., 3.950%, 08/01/47	535,200	0.0
3,668,000		Berkshire Hathaway Energy Co., 6.125%, 04/01/36	4,933,036	0.2
2,000,000		Mississippi Power Co., 4.250%, 03/15/42	1,960,808	0.1
250,000	(1)	Monongahela Power Co., 5.400%, 12/15/43	312,155	0.0
1,000,000		National Fuel Gas Co., 5.200%, 07/15/25	1,073,993	0.1
1,000,000		NextEra Energy Capital Holdings, Inc., 2.300%, 04/01/19	999,684	0.1
500,000	Northern States Power Co/MN, 4.125%, 05/15/44	546,208	0.0
500,000	Northern States Power Co/WI, 3.300%, 06/15/24	511,379	0.0
250,000	Oklahoma Gas & Electric Co., 4.000%, 12/15/44	261,530	0.0
250,000	Oklahoma Gas & Electric Co., 4.550%, 03/15/44	277,325	0.0
750,000	Oncor Electric Delivery Co. LLC, 4.100%, 06/01/22	790,635	0.0
500,000	Pacific Gas & Electric Co., 2.950%, 03/01/26	487,191	0.0
500,000	Pacific Gas & Electric Co., 3.300%, 03/15/27	496,653	0.0
1,850,000	Pacific Gas & Electric Co., 3.500%, 10/01/20	1,896,159	0.1
500,000	Pacific Gas & Electric Co., 4.300%, 03/15/45	523,247	0.0
500,000	Pacific Gas & Electric Co., 4.750%, 02/15/44	555,091	0.0
750,000	PECO Energy Co., 4.150%, 10/01/44	820,937	0.0
250,000	Piedmont Natural Gas Co., 4.100%, 09/18/34	259,181	0.0
500,000	PPL Capital Funding, Inc., 1.900%, 06/01/18	499,609	0.0
1,000,000	Progress Energy, Inc., 4.400%, 01/15/21	1,048,849	0.1
500,000	PSEG Power LLC, 3.000%, 06/15/21	504,749	0.0
3,410,000	Public Service Co. of Colorado, 3.200%, 11/15/20	3,483,273	0.1
1,000,000	Public Service Electric & Gas Co., 2.375%, 05/15/23	983,629	0.1
750,000	Public Service Electric & Gas Co., 3.800%, 01/01/43	787,591	0.0
250,000	Public Service Electric & Gas Co., 4.000%, 06/01/44	267,955	0.0
2,700,000	SCANA Corp., 4.750%, 05/15/21	2,801,444	0.1
500,000	Sempra Energy, 2.850%, 11/15/20	504,763	0.0
750,000	Sempra Energy, 3.550%, 06/15/24	769,545	0.0
250,000	Sempra Energy, 3.750%, 11/15/25	258,545	0.0
750,000	Sierra Pacific Power Co., 2.600%, 05/01/26	725,329	0.0
250,000	South Carolina Electric & Gas Co., 5.100%, 06/01/65	287,129	0.0
1,598,071	Southaven Combined Cycle Generation LLC, 3.846%, 08/15/33	1,657,251	0.1
500,000	Southern California Edison Co., 3.900%, 03/15/43	526,818	0.0
750,000	Southern California Edison Co., 4.000%, 04/01/47	806,879	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

500,000	Southern California Edison Co., 4.650%, 10/01/43	586,849	0.0
1,000,000	Southern Co. Gas Capital Corp., 4.400%, 05/30/47	1,074,848	0.1
500,000	Southern Co., 2.750%, 06/15/20	503,422	0.0
500,000	Southern Power Co., 4.150%, 12/01/25	527,654	0.0
250,000	Union Electric Co., 3.500%, 04/15/24	259,370	0.0
300,000	Union Electric Co., 3.900%, 09/15/42	319,250	0.0
500,000	Virginia Electric & Power Co., 1.200%, 01/15/18	499,862	0.0
500,000	Virginia Electric & Power Co., 4.450%, 02/15/44	565,854	0.0
1,533,000	Virginia Electric & Power Co., 6.000%, 05/15/37	2,026,796	0.1
1,000,000	Westar Energy, Inc., 4.125%, 03/01/42	1,074,340	0.1
500,000	Westar Energy, Inc., 4.625%, 09/01/43	568,554	0.0
250,000	Wisconsin Electric Power Co., 4.250%, 06/01/44	273,182	0.0
500,000	Wisconsin Power & Light Co., 4.100%, 10/15/44	532,427	0.0
		76,670,944	2.3

	Total Corporate Bonds/Notes
	(Cost $956,918,860)	995,155,034	29.4

COLLATERALIZED MORTGAGE OBLIGATIONS: 0.1%
2,087,092	Fannie Mae 2012-110 CA, 3.000%, 10/25/42	2,079,007	0.1
1,476,475	Fannie Mae REMIC Trust 2006-78 BZ, 6.500%, 08/25/36	1,631,944	0.0

	Total Collateralized Mortgage Obligations
	(Cost $3,747,791)	3,710,951	0.1

MUNICIPAL BONDS: 1.0%
	California: 0.2%
4,335,000	State of California, 7.550%, 04/01/39	6,821,599	0.2

	Connecticut: 0.1%
3,735,000	State of Connecticut, 5.850%, 03/15/32	4,491,935	0.1

	New Jersey: 0.2%
3,425,000	New Jersey Turnpike Authority, 7.102%, 01/01/41	5,116,710	0.1
2,335,000	Port Authority of New York & New Jersey, 4.926%, 10/01/51	2,885,173	0.1
		8,001,883	0.2

	New York: 0.2%
3,495,000	Metropolitan Transportation Authority, 6.814%, 11/15/40	4,995,089	0.2
	Ohio: 0.2%
3,355,000	American Municipal Power, Inc., 7.834%, 02/15/41	5,237,289	0.2

	Washington: 0.1%
3,900,000	State of Washington, 5.140%, 08/01/40	4,922,775	0.1

	Total Municipal Bonds
	(Cost $26,959,483)	34,470,570	1.0

U.S. TREASURY OBLIGATIONS: 39.5%
	U.S. Treasury Bonds: 5.8%
10,659,000	2.250%, 08/15/46	9,604,428	0.3
7,000,000	2.500%, 02/15/46	6,655,575	0.2
9,072,000	2.500%, 05/15/46	8,620,302	0.3
2,000	2.750%, 11/15/42	2,011	0.0
47,873,000	2.750%, 08/15/47	47,889,305	1.4
9,022,000	3.000%, 11/15/44	9,468,145	0.3
10,042,000	3.000%, 11/15/45	10,536,902	0.3
2,882,000	3.125%, 02/15/43	3,093,739	0.1
5,686,000	3.125%, 08/15/44	6,106,139	0.2
18,645,000	3.500%, 02/15/39	21,282,904	0.6
13,888,000	3.625%, 08/15/43	16,196,029	0.5
14,092,000	3.625%, 02/15/44	16,457,986	0.5
13,251,000	3.750%, 11/15/43	15,775,864	0.5
7,845,000	3.875%, 08/15/40	9,445,777	0.3
6,505,000	4.375%, 05/15/40	8,382,087	0.2
830,000	6.000%, 02/15/26	1,052,251	0.0
4,025,000	8.125%, 08/15/19	4,424,766	0.1
		194,994,210	5.8

	U.S. Treasury Notes: 33.7%
15,660,000	0.625%, 06/30/18	15,595,774	0.5
10,549,500	0.750%, 01/31/18	10,545,564	0.3
20,000,000	0.750%, 02/28/18	19,981,177	0.6
2,006,600	0.750%, 04/15/18	2,003,197	0.1
7,260,000	0.750%, 04/30/18	7,244,354	0.2
3,000,000	0.750%, 07/31/18	2,985,395	0.1
4,498,000	0.750%, 08/31/18	4,470,732	0.1
4,006,000	0.750%, 10/31/18	3,973,229	0.1
10,000,000	0.750%, 02/15/19	9,879,569	0.3
10,000,000	0.750%, 07/15/19	9,832,227	0.3
4,033,000	0.750%, 08/15/19	3,961,838	0.1
1,918,000	0.875%, 01/31/18	1,917,472	0.1
12,296,700	0.875%, 03/31/18	12,281,645	0.4
13,454,000	0.875%, 05/31/18	13,424,065	0.4
10,000,000	0.875%, 04/15/19	9,876,866	0.3
9,004,000	0.875%, 09/15/19	8,852,612	0.3
210,800	1.000%, 03/15/18	210,656	0.0
1,508,000	1.000%, 05/15/18	1,505,935	0.0
10,000,000	1.000%, 03/15/19	9,900,291	0.3
27,497,000	(2) 1.000%, 08/31/19	27,109,436	0.8
5,000,000	1.000%, 10/15/19	4,923,893	0.1
4,770,000	1.000%, 11/15/19	4,693,342	0.1
10,000,000	1.125%, 02/28/21	9,725,258	0.3
8,000,000	1.125%, 08/31/21	7,728,854	0.2
29,467,000	1.250%, 11/30/18	29,324,969	0.9
10,029,000	1.250%, 12/15/18	9,977,135	0.3
1,000	1.250%, 10/31/19	989	0.0
11,755,000	1.250%, 01/31/20	11,599,457	0.3
3,534,000	1.250%, 02/29/20	3,485,796	0.1
13,040,000	1.250%, 10/31/21	12,633,473	0.4
16,756,000	1.375%, 09/30/18	16,713,734	0.5
20,000,000	1.375%, 01/15/20	19,793,538	0.6
933,000	1.375%, 01/31/20	923,151	0.0
8,515,000	1.375%, 02/29/20	8,418,976	0.3
9,022,000	1.375%, 03/31/20	8,916,408	0.3

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

7,940,000		1.375%, 04/30/20	7,841,979	0.2
7,000		1.375%, 08/31/20	6,898	0.0
10,000,000		1.375%, 10/31/20	9,839,167	0.3
37,540,000		1.375%, 04/30/21	36,730,096	1.1
7,000,000		1.375%, 08/31/23	6,672,230	0.2
5,000,000		1.375%, 09/30/23	4,762,139	0.1
19,814,000		1.500%, 12/31/18	19,752,559	0.6
11,925,000		1.500%, 01/31/19	11,881,995	0.4
5,048,000		1.500%, 02/28/19	5,028,228	0.1
6,540,000		1.500%, 03/31/19	6,513,117	0.2
5,304,000		1.500%, 05/31/19	5,277,857	0.2
7,002,000		1.500%, 11/30/19	6,951,110	0.2
752,000		1.500%, 05/31/20	744,614	0.0
4,833,000		1.500%, 01/31/22	4,714,690	0.1
10,000,000		1.500%, 02/28/23	9,649,650	0.3
10,000,000		1.500%, 03/31/23	9,640,418	0.3
4,475,000		1.625%, 03/31/19	4,462,200	0.1
2,317,000		1.625%, 04/30/19	2,310,013	0.1
19,814,000		1.625%, 07/31/19	19,742,308	0.6
12,097,000		1.625%, 08/31/19	12,047,931	0.4
4,790,000		1.625%, 12/31/19	4,764,965	0.1
2,976,000		1.625%, 08/15/22	2,906,566	0.1
6,480,000		1.625%, 04/30/23	6,282,263	0.2
10,184,000		1.625%, 05/31/23	9,864,826	0.3
4,046,000		1.625%, 10/31/23	3,905,962	0.1
24,847,000		1.625%, 02/15/26	23,462,696	0.7
22,705,000		1.750%, 09/30/19	22,654,823	0.7
16,000	(2)	1.750%, 11/30/19	15,960	0.0
7,810,000		1.750%, 04/30/22	7,675,868	0.2
18,000,000		1.750%, 09/30/22	17,639,951	0.5
69,000		1.750%, 01/31/23	67,447	0.0
4,573,000		1.875%, 12/15/20	4,559,874	0.1
8,000,000		1.875%, 11/30/21	7,935,604	0.2
10,000,000		1.875%, 05/31/22	9,886,192	0.3
3,003,000		1.875%, 08/31/22	2,960,900	0.1
24,900,000		2.000%, 11/30/20	24,925,214	0.7
12,097,000		2.000%, 02/28/21	12,090,919	0.4
8,063,000		2.000%, 12/31/21	8,022,672	0.2
4,000,000		2.000%, 07/31/22	3,969,732	0.1
110,371,000	(2)	2.000%, 11/30/22	109,363,830	3.2
17,133,000		2.000%, 11/15/26	16,578,631	0.5
20,498,000		2.125%, 01/31/21	20,572,156	0.6
3,700,000		2.125%, 09/30/21	3,702,650	0.1
3,774,000		2.125%, 12/31/21	3,775,099	0.1
10,105,000		2.125%, 06/30/22	10,087,025	0.3
5,000,000		2.125%, 11/30/23	4,958,929	0.1
13,612,000		2.125%, 11/30/24	13,431,929	0.4
20,000,000		2.125%, 05/15/25	19,693,395	0.6
9,810,000		2.250%, 03/31/21	9,875,966	0.3
8,794,000		2.250%, 04/30/21	8,853,141	0.3
3,011,000		2.250%, 12/31/23	3,005,242	0.1
26,457,000		2.250%, 11/15/24	26,318,874	0.8
1,352,000		2.250%, 11/15/25	1,339,997	0.0
42,252,000		2.250%, 11/15/27	41,649,318	1.2
19,590,000		2.375%, 12/31/20	19,812,370	0.6
9,874,000		2.500%, 05/15/24	9,984,966	0.3
18,650,000		2.625%, 04/30/18	18,723,355	0.6
26,255,000		2.750%, 02/15/19	26,518,292	0.8
36,569,500		2.750%, 11/15/23	37,559,003	1.1
42,052,000		2.750%, 02/15/24	43,153,984	1.3
7,790,000		3.500%, 05/15/20	8,075,100	0.2
			1,139,605,892	33.7

	Total U.S. Treasury Obligations
	(Cost $1,328,415,304)		1,334,600,102	39.5
ASSET-BACKED SECURITIES: 0.8%
		Automobile Asset-Backed Securities: 0.3%
1,000,000		Ally Auto Receivables Trust 2017-1 A4, 1.990%, 11/15/21	994,889	0.0
1,000,000		Ally Auto Receivables Trust 2017-2 A4, 2.100%, 03/15/22	996,359	0.0
1,000,000	(1)	Bank of The West Auto Trust 2015-1 A4, 1.660%, 09/15/20	997,950	0.1
150,000		BMW Vehicle Lease Trust 2017-2 A4, 2.190%, 03/22/21	149,624	0.0
500,000		BMW Vehicle Owner Trust 2016-A A4, 1.370%, 12/27/22	492,215	0.0
1,000,000		CarMax Auto Owner Trust 2017-1 A4, 2.270%, 09/15/22	996,385	0.0
950,000		CarMax Auto Owner Trust 2017-4 A4, 2.330%, 05/15/23	944,784	0.0
820,000	(1)	Ford Credit Auto Owner Trust 2014-2 A, 2.310%, 04/15/26	821,521	0.0
1,000,000		GM Financial Automobile Leasing Trust 2017-1 A4, 2.260%, 08/20/20	1,001,159	0.1
1,000,000		Harley-Davidson Motorcycle Trust 2016-A A4, 1.610%, 04/15/22	989,038	0.0
450,000		Nissan Auto Receivables 2017-B A4, 1.950%, 10/16/23	446,402	0.0
1,000,000		Nissan Auto Receivables 2016-C A4, 1.380%, 01/17/23	979,613	0.0
1,000,000		World Omni Automobile Lease Securitization Trust 2017-A A4, 2.320%, 08/15/22	999,682	0.1
			10,809,621	0.3

		Credit Card Asset-Backed Securities: 0.4%
1,650,000		American Express Credit Account Master Trust 2017-1 A, 1.930%, 09/15/22	1,642,897	0.1
4,979,000		American Express Credit Account Master Trust 2017-1 B, 2.100%, 09/15/22	4,953,459	0.2
1,000,000		American Express Credit Account Master Trust 2017-7 A, 2.350%, 05/15/25	997,833	0.0
1,350,000		Cabela's Credit Card Master Note Trust 2016-1 A1, 1.780%, 06/15/22	1,342,538	0.1
1,000,000		Capital One Multi-Asset Execution Trust 2015-A2 A2, 2.080%, 03/15/23	997,803	0.0
1,000,000		Capital One Multi-Asset Execution Trust 2016-A4 A4, 1.330%, 06/15/22	987,851	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

1,000,000	Capital One Multi-Asset Execution Trust 2017-A3 A3, 2.430%, 01/15/25	1,001,710	0.0
500,000	Citibank Credit Card Issuance Trust 2014-A1 A1, 2.880%, 01/23/23	509,255	0.0
1,000,000	Discover Card Execution Note Trust 2017-A2 A2, 2.390%, 07/15/24	1,000,689	0.0
500,000	Synchrony Credit Card Master Note Trust 2017-2 A, 2.620%, 10/15/25	500,406	0.0
		13,934,441	0.4

	Other Asset-Backed Securities: 0.1%
426,829	AEP Texas Central Transition Funding III LLC 2012-1 A2, 1.976%, 06/01/21	425,610	0.0
1,650,000	(1) Volvo Financial Equipment LLC Series 2017-1A A4, 2.210%, 11/15/21	1,641,285	0.1
		2,066,895	0.1

	Total Asset-Backed Securities
	(Cost $26,924,476)	26,810,957	0.8

FOREIGN GOVERNMENT BONDS: 3.2%
4,206,000	Asian Development Bank, 1.625%, 03/16/21	4,134,531	0.1
300,000	Asian Development Bank, 2.125%, 03/19/25	292,824	0.0
2,000,000	Asian Development Bank, 2.000%, 02/16/22	1,978,227	0.1
3,000,000	Colombia Government International Bond, 4.000%, 02/26/24	3,114,750	0.1
1,950,000	Colombia Government International Bond, 7.375%, 09/18/37	2,644,200	0.1
1,000,000	Corp Andina de Fomento, 2.125%, 09/27/21	979,130	0.0
2,964,000	Corp Andina de Fomento, 4.375%, 06/15/22	3,165,226	0.1
4,000,000	European Investment Bank, 1.125%, 08/15/19	3,944,836	0.1
6,700,000	European Investment Bank, 1.625%, 06/15/21	6,565,692	0.2
2,071,000	European Investment Bank, 1.750%, 05/15/20	2,055,528	0.1
3,000,000	European Investment Bank, 2.250%, 03/15/22	2,989,081	0.1
2,000,000	European Investment Bank, 4.000%, 02/16/21	2,109,157	0.1
5,000,000	European Bank for Reconstruction & Development, 1.000%, 06/15/18	4,982,605	0.1
500,000	Export-Import Bank of Korea, 2.625%, 12/30/20	496,835	0.0
500,000	Export-Import Bank of Korea, 3.250%, 08/12/26	499,924	0.0
1,000,000	Export-Import Bank of Korea, 4.000%, 01/14/24	1,049,283	0.0
1,000,000		Hashemite Kingdom of Jordan Government AID Bond, 2.578%, 06/30/22	1,014,137	0.0
3,000,000		Inter-American Development Bank, 1.750%, 09/14/22	2,929,005	0.1
1,000,000		Inter-American Development Bank, 1.875%, 03/15/21	991,249	0.0
1,000,000		Inter-American Development Bank, 3.200%, 08/07/42	1,015,752	0.0
2,000,000		International Bank for Reconstruction & Development, 1.250%, 07/26/19	1,978,058	0.1
1,000,000		International Finance Corp., 1.250%, 07/16/18	997,202	0.0
1,000,000		Japan Bank for International Cooperation/Japan, 1.750%, 05/28/20	985,609	0.0
5,000,000		Japan Bank for International Cooperation/Japan, 2.125%, 11/16/20	4,959,185	0.1
3,000,000	(1)	Kommunalbanken AS, 2.250%, 01/25/22	2,984,177	0.1
500,000	(2)	Korea International Bond, 4.125%, 06/10/44	578,256	0.0
5,000,000		Mexico Government International Bond, 4.750%, 03/08/44	5,067,500	0.2
1,460,000		Panama Government International Bond, 8.875%, 09/30/27	2,124,300	0.1
4,000,000		Peruvian Government International Bond, 6.550%, 03/14/37	5,430,000	0.2
155,000		Peruvian Government International Bond, 7.125%, 03/30/19	165,928	0.0
4,000,000	(2)	Philippine Government International Bond, 6.375%, 01/15/32	5,222,632	0.2
3,405,000		Republic of Poland Government International Bond, 5.125%, 04/21/21	3,689,794	0.1
3,000,000		Province of British Columbia Canada, 2.250%, 06/02/26	2,903,233	0.1
1,000,000		Province of Ontario Canada, 1.875%, 05/21/20	991,112	0.0
13,308,000		Province of Ontario Canada, 4.400%, 04/14/20	13,942,122	0.4
5,160,000		Ukraine Government AID Bonds, 1.847%, 05/29/20	5,157,038	0.2
3,000,000		Uruguay Government International Bond, 4.500%, 08/14/24	3,261,000	0.1

	Total Foreign Government Bonds
	(Cost $105,796,342)		107,389,118	3.2

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

U.S. GOVERNMENT AGENCY OBLIGATIONS: 28.4%
		Federal Home Loan Mortgage Corporation: 8.9%(3)
10,040,000	(4)	3.000%, 10/15/26	10,223,524	0.3
33,170,000	(4)	3.000%, 12/15/42	33,167,394	1.0
7,907,356		3.000%, 04/01/45	7,936,055	0.2
7,773,914		3.000%, 04/01/45	7,791,602	0.2
32,182,616		3.000%, 05/01/45	32,227,204	1.0
11,277,130		3.000%, 11/01/46	11,328,138	0.4
47,387,000	(4)	3.500%, 07/15/41	48,666,711	1.5
429,071		3.500%, 01/01/42	442,926	0.0
2,530,240		3.500%, 01/01/42	2,611,923	0.1
8,055,075		3.500%, 08/01/42	8,301,575	0.3
30,636,705		3.500%, 04/01/43	31,576,468	0.9
32,218,717		3.500%, 02/01/44	33,204,183	1.0
2,775,056		3.605%, 02/01/42	2,911,731	0.1
4,515,000		3.750%, 03/27/19	4,618,601	0.2
1,407,523		4.000%, 01/01/25	1,460,991	0.1
155,221		4.000%, 08/01/40	163,007	0.0
5,035,000	(4)	4.000%, 08/15/40	5,265,508	0.2
1,931,603		4.000%, 04/01/41	2,028,840	0.1
1,536,738		4.000%, 05/01/41	1,614,155	0.1
66,563		4.000%, 08/01/41	69,916	0.0
263,776		4.000%, 12/01/41	277,065	0.0
1,432,983		4.000%, 01/01/42	1,501,382	0.1
3,577,233		4.000%, 03/01/42	3,771,213	0.1
112,763		4.000%, 12/01/42	119,069	0.0
1,151,519		4.000%, 02/01/44	1,227,033	0.1
1,030,546		4.000%, 07/01/45	1,078,248	0.0
808,830		4.000%, 09/01/45	846,263	0.0
1,120,524		4.000%, 09/01/45	1,172,324	0.0
781,450		4.000%, 09/01/45	817,624	0.0
2,753,721		4.000%, 05/01/46	2,881,270	0.1
8,270		4.500%, 04/01/23	8,673	0.0
99,268		4.500%, 03/01/39	105,838	0.0
305,236		4.500%, 08/01/39	325,764	0.0
730,377		4.500%, 09/01/39	779,568	0.0
368,227		4.500%, 09/01/39	393,102	0.0
464,634		4.500%, 09/01/39	494,850	0.0
724,729		4.500%, 10/01/39	772,682	0.0
1,001,080		4.500%, 12/01/39	1,068,533	0.0
326,549		4.500%, 03/01/40	348,567	0.0
629,650		4.500%, 04/01/40	671,606	0.0
134,682		4.500%, 06/01/40	143,758	0.0
859,334		4.500%, 07/01/40	916,408	0.0
684,389		4.500%, 07/01/40	730,546	0.0
682,693		4.500%, 08/01/40	728,779	0.0
229,253		4.500%, 08/01/40	245,176	0.0
225,913		4.500%, 03/01/41	241,158	0.0
908,483		4.500%, 03/01/41	969,764	0.0
316,629		4.500%, 04/01/41	337,998	0.0
883,247		4.500%, 06/01/41	942,877	0.0
786,956		4.500%, 07/01/41	839,976	0.0
194,784		4.500%, 08/01/41	207,403	0.0
4,653,939		4.500%, 08/01/41	4,967,801	0.2
24,709		5.000%, 03/01/34	26,735	0.0
160,422		5.000%, 12/01/34	174,103	0.0
159,373		5.000%, 08/01/35	172,367	0.0
540,112		5.000%, 08/01/35	586,185	0.0
163,854		5.000%, 10/01/35	177,770	0.0
174,726		5.000%, 10/01/35	188,427	0.0
245,847		5.000%, 10/01/35	265,940	0.0
379,688		5.000%, 12/01/35	411,861	0.0
48,952		5.000%, 04/01/36	52,961	0.0
174,181		5.000%, 11/01/36	189,023	0.0
126,226		5.000%, 02/01/37	137,376	0.0
101,020		5.000%, 05/01/37	109,918	0.0
1,428,184		5.000%, 10/01/37	1,548,204	0.1
264,198		5.000%, 03/01/38	286,487	0.0
847,662		5.000%, 03/01/38	921,090	0.0
768,114	5.000%, 03/01/38	835,458	0.0
239,933	5.000%, 04/01/38	259,894	0.0
26,649	5.000%, 10/01/38	29,027	0.0
104,909	5.000%, 06/01/40	114,365	0.0
237,262	5.000%, 08/01/40	258,795	0.0
626,267	5.000%, 04/01/41	682,741	0.0
79,775	5.490%, 02/01/37	87,122	0.0
310,356	5.500%, 12/01/24	324,514	0.0
124,150	5.500%, 09/01/34	137,916	0.0
126,828	5.500%, 01/01/35	140,697	0.0
66,393	5.500%, 09/01/35	73,849	0.0
1,383,238	5.500%, 09/01/35	1,539,530	0.1
1,103,926	5.500%, 10/01/35	1,224,645	0.1
475,042	5.500%, 03/01/36	528,052	0.0
83,610	5.500%, 03/01/36	92,533	0.0
72,054	5.500%, 05/01/36	79,791	0.0
369,750	5.500%, 06/01/36	411,184	0.0
6,270	5.500%, 07/01/36	6,983	0.0
24,346	5.500%, 07/01/36	26,918	0.0
169,635	5.500%, 07/01/36	188,434	0.0
39,174	5.500%, 10/01/36	43,454	0.0
167,209	5.500%, 11/01/36	184,992	0.0
12,367	5.500%, 12/01/36	13,517	0.0
126,680	5.500%, 12/01/36	140,304	0.0
99,407	5.500%, 12/01/36	110,068	0.0
113,064	5.500%, 02/01/37	124,298	0.0
15,811	5.500%, 02/01/37	17,550	0.0
36,425	5.500%, 05/01/37	40,228	0.0
5,730	5.500%, 06/01/37	6,334	0.0
80,129	5.500%, 12/01/37	88,065	0.0
33,912	5.500%, 03/01/38	37,479	0.0
18,454	5.500%, 06/01/38	20,409	0.0
8,114	5.500%, 06/01/38	8,924	0.0
13,884	5.500%, 08/01/38	15,324	0.0
2,813	5.500%, 10/01/38	3,104	0.0
1,155,119	5.500%, 11/01/38	1,284,731	0.1
19,128	5.500%, 12/01/38	21,164	0.0
25,942	5.500%, 12/01/38	28,696	0.0
20,232	5.500%, 12/01/38	22,173	0.0
32,191	5.500%, 01/01/39	35,599	0.0
189,274	5.500%, 01/01/39	209,229	0.0
130,916	5.500%, 01/01/40	144,781	0.0
135,305	5.500%, 01/01/40	148,231	0.0
109,991	5.500%, 03/01/40	120,751	0.0
118,105	5.500%, 01/01/41	129,173	0.0
68,868	5.750%, 05/01/37	76,057	0.0
248,869	5.800%, 07/01/37	274,656	0.0
89,581	5.800%, 08/01/37	99,159	0.0
41,720	5.800%, 09/01/37	46,176	0.0
80,240	5.800%, 09/01/37	88,811	0.0
7,968	6.000%, 04/01/28	8,995	0.0
72,576	6.000%, 07/01/28	81,119	0.0
4,476	6.000%, 04/01/36	5,055	0.0
15,895	6.000%, 04/01/36	17,882	0.0
767	6.000%, 04/01/36	863	0.0
44,581	6.000%, 06/01/36	50,067	0.0
17,418	6.000%, 07/01/36	19,543	0.0
16,083	6.000%, 08/01/36	18,146	0.0
7,242	6.000%, 08/01/36	8,095	0.0
128,381	6.000%, 08/01/36	144,977	0.0
102,396	6.000%, 01/01/37	115,622	0.0
77,392	6.000%, 02/01/37	87,211	0.0
4,920	6.000%, 04/01/37	5,540	0.0
21,317	6.000%, 06/01/37	23,884	0.0
2,278	6.000%, 06/01/37	2,570	0.0
466	6.000%, 07/01/37	523	0.0
12,491	6.000%, 07/01/37	14,062	0.0
2,909	6.000%, 08/01/37	3,266	0.0
167,356	6.000%, 08/01/37	187,055	0.0
5,584	6.000%, 08/01/37	6,268	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

7,255	6.000%, 08/01/37	8,109	0.0
13,908	6.000%, 08/01/37	15,664	0.0
8,087	6.000%, 08/01/37	9,039	0.0
52,030	6.000%, 08/01/37	58,459	0.0
4,102	6.000%, 09/01/37	4,604	0.0
23,208	6.000%, 09/01/37	26,008	0.0
10,114	6.000%, 09/01/37	11,365	0.0
16,874	6.000%, 10/01/37	18,997	0.0
20,599	6.000%, 10/01/37	23,023	0.0
10,001	6.000%, 10/01/37	11,178	0.0
22,858	6.000%, 10/01/37	25,679	0.0
43,335	6.000%, 11/01/37	48,497	0.0
5,852	6.000%, 11/01/37	6,540	0.0
4,671	6.000%, 11/01/37	5,247	0.0
91,516	6.000%, 12/01/37	102,692	0.0
1,028	6.000%, 12/01/37	1,148	0.0
3,738	6.000%, 01/01/38	4,192	0.0
36,079	6.000%, 01/01/38	40,371	0.0
32,710	6.000%, 01/01/38	36,887	0.0
2,634	6.000%, 02/01/38	2,944	0.0
20,742	6.000%, 02/01/38	23,183	0.0
29,539	6.000%, 05/01/38	33,018	0.0
2,544	6.000%, 06/01/38	2,845	0.0
90,322	6.000%, 07/01/38	101,121	0.0
57,149	6.000%, 07/01/38	64,414	0.0
22,604	6.000%, 08/01/38	25,264	0.0
44,342	6.000%, 09/01/38	49,562	0.0
15,236	6.000%, 09/01/38	17,136	0.0
384,772	6.000%, 09/01/38	430,060	0.0
1,700	6.000%, 09/01/38	1,905	0.0
26,421	6.000%, 11/01/38	29,613	0.0
185,341	6.000%, 01/01/39	207,938	0.0
261,759	6.000%, 04/01/39	292,823	0.0
51,080	6.000%, 08/01/39	57,179	0.0
107,032	6.000%, 10/01/39	119,841	0.0
136,850	6.000%, 11/01/39	153,164	0.0
32,630	6.000%, 11/01/39	36,702	0.0
3,490	6.000%, 12/01/39	3,914	0.0
115,456	6.000%, 05/01/40	129,960	0.0
62,612	6.150%, 12/01/37	70,032	0.0
45,009	6.150%, 12/01/37	50,391	0.0
79,393	6.150%, 01/01/38	88,469	0.0
89,163	6.150%, 02/01/38	99,339	0.0
167,727	6.150%, 02/01/38	186,847	0.0
840,000	6.250%, 07/15/32	1,179,730	0.1
18,064	6.500%, 06/01/36	20,051	0.0
3,453	6.500%, 08/01/36	3,900	0.0
3,577	6.500%, 10/01/36	4,062	0.0
64,030	6.500%, 10/01/36	71,822	0.0
29,555	6.500%, 07/01/37	32,793	0.0
9,498	6.500%, 09/01/37	10,527	0.0
5,791	6.500%, 10/01/37	6,419	0.0
17,592	6.500%, 11/01/37	19,499	0.0
12,433	6.500%, 04/01/38	14,423	0.0
32,329	6.500%, 04/01/38	35,832	0.0
894	6.500%, 05/01/38	1,002	0.0
3,799	6.500%, 05/01/38	4,210	0.0
2,271	6.500%, 07/01/38	2,516	0.0
2,301	6.500%, 08/01/38	2,552	0.0
8,526	6.500%, 09/01/38	9,449	0.0
326	6.500%, 10/01/38	361	0.0
11,984	6.500%, 11/01/38	13,283	0.0
675,141	6.500%, 12/01/38	762,402	0.0
60,159	6.500%, 12/01/38	66,664	0.0
1,692	6.500%, 12/01/38	1,875	0.0
7,744	6.500%, 12/01/38	8,581	0.0
16,267	6.500%, 12/01/38	18,335	0.0
3,113	6.500%, 01/01/39	3,529	0.0
2,540,000		6.750%, 03/15/31	3,636,251	0.1
			300,883,276	8.9

		Federal National Mortgage Association: 11.1%(3)
2,420,000		1.500%, 06/22/20	2,391,996	0.1
6,239,360		2.500%, 09/01/27	6,272,532	0.2
9,442,946		2.500%, 06/01/30	9,464,119	0.3
6,368,775		2.500%, 06/01/30	6,383,055	0.2
3,888,129		2.500%, 07/01/30	3,896,849	0.1
19,076,000	(4)	2.500%, 01/23/32	19,047,684	0.6
2,921,523		3.000%, 06/01/26	2,979,200	0.1
9,054,229		3.000%, 08/01/30	9,244,745	0.3
4,249,042		3.000%, 09/01/30	4,338,611	0.1
23,492,380		3.000%, 12/01/42	23,667,819	0.7
12,622,709		3.000%, 07/01/43	12,692,926	0.4
6,513,542		3.000%, 09/01/43	6,550,745	0.2
2,627,361		3.000%, 08/01/46	2,636,920	0.1
35,455,000	(4)	3.000%, 01/18/47	35,457,770	1.1
308,305		3.500%, 08/01/26	318,410	0.0
505,256		3.500%, 08/01/26	521,853	0.0
19,421		3.500%, 09/01/26	20,057	0.0
287,254		3.500%, 10/01/26	296,669	0.0
704,104		3.500%, 10/01/26	727,283	0.0
1,230,302		3.500%, 11/01/26	1,271,306	0.1
1,105,705		3.500%, 12/01/26	1,141,945	0.1
1,321,998		3.500%, 12/01/26	1,365,328	0.1
1,544,980		3.500%, 01/01/27	1,596,731	0.1
1,779,562		3.500%, 03/01/41	1,838,035	0.1
1,900,230		3.500%, 12/01/41	1,962,747	0.1
3,383,225		3.500%, 01/01/42	3,494,535	0.1
9,820,000	(4)	3.500%, 06/25/42	10,083,146	0.3
7,315,704		3.500%, 10/01/42	7,553,984	0.2
17,108,153		3.500%, 11/01/42	17,661,916	0.5
6,943,691		3.500%, 01/01/46	7,174,052	0.2
10,225,733		3.500%, 02/01/46	10,564,985	0.3
5,220,508		3.500%, 02/01/46	5,393,705	0.2
1,441,282		3.720%, 10/01/29	1,517,887	0.1
8,434		4.000%, 11/01/20	8,684	0.0
26,416		4.000%, 07/01/22	27,198	0.0
9,997		4.000%, 04/01/23	10,341	0.0
3,418		4.000%, 05/01/23	3,519	0.0
9,467		4.000%, 07/01/23	9,748	0.0
35,704		4.000%, 03/01/24	37,095	0.0
50,305		4.000%, 03/01/24	52,247	0.0
18,736		4.000%, 04/01/24	19,381	0.0
1,052		4.000%, 04/01/24	1,090	0.0
63,858		4.000%, 07/01/24	66,155	0.0
207,377		4.000%, 07/01/24	215,472	0.0
3,259		4.000%, 08/01/24	3,385	0.0
76,536		4.000%, 01/01/25	79,772	0.0
312,126		4.000%, 02/01/25	324,376	0.0
60,128		4.000%, 02/01/25	62,476	0.0
176,159		4.000%, 06/01/25	183,137	0.0
5,591		4.000%, 07/01/25	5,801	0.0
32,648		4.000%, 09/01/25	33,880	0.0
24,642		4.000%, 09/01/25	25,372	0.0
307,560		4.000%, 12/01/25	319,353	0.0
369,757		4.000%, 02/01/26	385,362	0.0
81,456		4.000%, 03/01/26	85,294	0.0
250,497		4.000%, 04/01/26	262,285	0.0
848,177		4.000%, 04/01/26	888,120	0.0
115,590		4.000%, 04/01/26	121,037	0.0
402,556		4.000%, 05/01/26	421,487	0.0
232,526		4.000%, 09/01/26	243,472	0.0
897,406		4.000%, 10/01/40	943,501	0.0
243,756		4.000%, 10/01/40	256,162	0.0
19,118,053		4.000%, 11/01/40	20,091,807	0.6
2,022,870		4.000%, 12/01/40	2,144,743	0.1
1,637,624		4.000%, 12/01/40	1,720,997	0.1
3,407,890		4.000%, 02/01/41	3,581,653	0.1

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

548,866	4.000%, 03/01/41	576,674	0.0
540,672	4.000%, 04/01/41	568,019	0.0
780,430	4.000%, 08/01/41	820,529	0.0
426,754	4.000%, 09/01/41	448,400	0.0
4,292,134	4.000%, 11/01/41	4,509,832	0.2
672,706	4.000%, 12/01/41	706,826	0.0
1,419,937	4.000%, 01/01/42	1,491,749	0.1
820,847	4.000%, 07/01/42	862,478	0.0
3,053,551	4.000%, 12/01/42	3,206,939	0.1
2,785,729	4.000%, 07/01/43	2,954,539	0.1
2,276,334	4.000%, 02/01/44	2,409,139	0.1
1,253,220	4.000%, 02/01/44	1,326,153	0.1
805,856	4.000%, 03/01/44	854,307	0.0
2,480,127	4.000%, 05/01/45	2,596,461	0.1
13,369,681	4.000%, 06/01/45	14,079,897	0.4
3,023,025	4.000%, 07/01/45	3,201,023	0.1
4,563,670	4.000%, 07/01/45	4,844,440	0.2
3,482,209	4.000%, 07/01/45	3,668,365	0.1
2,128,250	4.000%, 07/01/45	2,246,265	0.1
2,173	4.500%, 05/01/19	2,208	0.0
4,598	4.500%, 05/01/19	4,671	0.0
10,523	4.500%, 01/01/20	10,711	0.0
6,616	4.500%, 08/01/20	6,750	0.0
1,664	4.500%, 06/01/22	1,690	0.0
303	4.500%, 07/01/22	308	0.0
29,417	4.500%, 11/01/22	30,091	0.0
35,055	4.500%, 02/01/23	35,875	0.0
6,218	4.500%, 02/01/23	6,559	0.0
2,573	4.500%, 03/01/23	2,661	0.0
524	4.500%, 03/01/23	542	0.0
157,594	4.500%, 03/01/23	166,204	0.0
1,311	4.500%, 04/01/23	1,381	0.0
24,492	4.500%, 04/01/23	25,436	0.0
71,546	4.500%, 04/01/23	73,715	0.0
21,058	4.500%, 04/01/23	22,208	0.0
110,103	4.500%, 04/01/23	116,118	0.0
1,667	4.500%, 05/01/23	1,757	0.0
2,916	4.500%, 05/01/23	2,994	0.0
108,457	4.500%, 05/01/23	112,887	0.0
1,036	4.500%, 05/01/23	1,092	0.0
3,996	4.500%, 07/01/23	4,060	0.0
8,792	4.500%, 01/01/24	8,932	0.0
407,870	4.500%, 07/01/24	430,634	0.0
534,847	4.500%, 08/01/24	564,507	0.0
17,466	4.500%, 09/01/24	18,435	0.0
27,463	4.500%, 09/01/24	28,112	0.0
230,857	4.500%, 09/01/24	243,639	0.0
81,224	4.500%, 09/01/24	85,711	0.0
116,316	4.500%, 10/01/24	120,215	0.0
62,929	4.500%, 10/01/24	64,422	0.0
50,550	4.500%, 10/01/24	51,357	0.0
88,486	4.500%, 11/01/24	93,395	0.0
2,974	4.500%, 11/01/24	3,022	0.0
6,747	4.500%, 11/01/24	6,855	0.0
19,464	4.500%, 11/01/24	20,465	0.0
145,053	4.500%, 11/01/24	153,131	0.0
25,525	4.500%, 11/01/24	25,933	0.0
114,882	4.500%, 12/01/24	121,268	0.0
137,772	4.500%, 12/01/24	141,034	0.0
179,426	4.500%, 01/01/25	189,208	0.0
2,652	4.500%, 01/01/25	2,764	0.0
116,908	4.500%, 01/01/25	120,852	0.0
457,133	4.500%, 05/01/25	482,422	0.0
30,726	4.500%, 08/01/25	31,458	0.0
437,700	4.500%, 01/01/26	461,587	0.0
176,780	4.500%, 04/01/26	179,602	0.0
5,698	4.500%, 06/01/34	6,093	0.0
24,923	4.500%, 05/01/35	26,675	0.0
2,519	4.500%, 03/01/38	2,688	0.0
11,011	4.500%, 05/01/38	11,730	0.0
1,289	4.500%, 05/01/38	1,373	0.0
19,263	4.500%, 06/01/38	20,592	0.0
11,492	4.500%, 07/01/38	12,241	0.0
9,436	4.500%, 07/01/38	10,051	0.0
28,656	4.500%, 09/01/38	30,525	0.0
808,455	4.500%, 03/01/39	862,959	0.0
26,108	4.500%, 04/01/39	27,874	0.0
38,813	4.500%, 04/01/39	41,420	0.0
857,001	4.500%, 07/01/39	915,022	0.0
2,048,353	4.500%, 09/01/39	2,192,147	0.1
1,493,189	4.500%, 10/01/39	1,595,850	0.1
468,564	4.500%, 12/01/39	501,409	0.0
579,321	4.500%, 12/01/39	619,518	0.0
438,532	4.500%, 12/01/39	468,850	0.0
303,531	4.500%, 03/01/40	325,049	0.0
388,508	4.500%, 10/01/40	416,701	0.0
393,200	4.500%, 10/01/40	421,711	0.0
439,369	4.500%, 10/01/40	471,281	0.0
839,984	4.500%, 03/01/41	900,904	0.0
374,480	4.500%, 04/01/41	398,907	0.0
322,720	4.500%, 06/01/41	346,194	0.0
347,059	4.500%, 06/01/41	372,306	0.0
214,171	4.500%, 06/01/41	228,141	0.0
3,694,632	4.500%, 06/01/41	3,963,168	0.1
245,065	4.500%, 07/01/41	262,665	0.0
5,890,090	4.500%, 07/01/41	6,311,789	0.2
160,850	4.500%, 07/01/41	172,410	0.0
2,060,692	4.500%, 08/01/41	2,210,596	0.1
414,170	4.500%, 08/01/41	444,273	0.0
2,100,785	4.500%, 08/01/41	2,253,571	0.1
336	5.000%, 01/01/18	342	0.0
551	5.000%, 01/01/18	560	0.0
1,101	5.000%, 02/01/18	1,119	0.0
929	5.000%, 04/01/18	946	0.0
465	5.000%, 02/01/20	474	0.0
754	5.000%, 06/01/21	768	0.0
8,294	5.000%, 11/01/21	8,448	0.0
16,135	5.000%, 01/01/22	16,435	0.0
803	5.000%, 02/01/22	823	0.0
1,954	5.000%, 04/01/22	2,004	0.0
19,989	5.000%, 06/01/22	20,706	0.0
371	5.000%, 06/01/22	378	0.0
3,098	5.000%, 06/01/22	3,155	0.0
39,077	5.000%, 06/01/22	40,952	0.0
673	5.000%, 07/01/22	685	0.0
18,296	5.000%, 07/01/22	18,635	0.0
8,969	5.000%, 09/01/22	9,136	0.0
15,304	5.000%, 12/01/22	15,588	0.0
19,268	5.000%, 01/01/23	20,199	0.0
1,044	5.000%, 01/01/23	1,082	0.0
238,633	5.000%, 02/01/23	248,685	0.0
601	5.000%, 02/01/23	616	0.0
60,255	5.000%, 02/01/23	63,447	0.0
37,702	5.000%, 03/01/23	39,574	0.0
17,155	5.000%, 03/01/23	17,474	0.0
8,502	5.000%, 03/01/23	8,973	0.0
1,051	5.000%, 03/01/23	1,107	0.0
40,586	5.000%, 03/01/23	41,340	0.0
8,584	5.000%, 04/01/23	8,973	0.0
30,013	5.000%, 04/01/23	31,393	0.0
34,316	5.000%, 04/01/23	35,257	0.0
15,487	5.000%, 05/01/23	16,346	0.0
3,170	5.000%, 05/01/23	3,232	0.0
8,739	5.000%, 05/01/23	9,091	0.0
31,713	5.000%, 06/01/23	32,301	0.0
2,967	5.000%, 06/01/23	3,022	0.0
35,943	5.000%, 06/01/23	36,931	0.0
11,286	5.000%, 06/01/23	11,525	0.0
14,527	5.000%, 06/01/23	15,298	0.0
233,372	5.000%, 07/01/23	245,824	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

87,451	5.000%, 08/01/23	92,131	0.0
421	5.000%, 09/01/23	434	0.0
15,463	5.000%, 02/01/24	16,313	0.0
91,718	5.000%, 03/01/24	96,844	0.0
16,034	5.000%, 04/01/24	16,621	0.0
33,614	5.000%, 04/01/24	34,238	0.0
59,493	5.000%, 05/01/24	60,813	0.0
142,467	5.000%, 06/01/24	147,857	0.0
371,337	5.000%, 08/01/24	385,385	0.0
133,138	5.000%, 07/01/33	144,709	0.0
114,579	5.000%, 02/01/34	123,187	0.0
26,607	5.000%, 11/01/34	28,697	0.0
2,536,702	5.000%, 02/01/35	2,756,742	0.1
469,702	5.000%, 06/01/35	510,467	0.0
34,567	5.000%, 08/01/35	37,539	0.0
135,013	5.000%, 09/01/35	146,637	0.0
322,641	5.000%, 09/01/35	348,704	0.0
469,907	5.000%, 09/01/35	506,512	0.0
39,085	5.000%, 10/01/35	42,328	0.0
680,040	5.000%, 03/01/36	739,166	0.0
532,630	5.000%, 03/01/36	578,933	0.0
5,686	5.000%, 05/01/36	6,177	0.0
473,064	5.000%, 05/01/36	512,217	0.0
88,299	5.000%, 06/01/36	95,929	0.0
71,251	5.000%, 12/01/36	77,418	0.0
933,510	5.000%, 12/01/36	1,014,421	0.0
224,322	5.000%, 07/01/37	243,860	0.0
192,426	5.000%, 01/01/38	209,014	0.0
330,308	5.000%, 02/01/38	358,850	0.0
721,431	5.000%, 02/01/38	784,003	0.0
677,719	5.000%, 08/01/38	736,330	0.0
141,515	5.000%, 07/01/40	152,841	0.0
308,153	5.000%, 07/01/40	332,115	0.0
1,561	5.500%, 09/01/18	1,567	0.0
583	5.500%, 07/01/20	590	0.0
811	5.500%, 04/01/21	839	0.0
8,028	5.500%, 10/01/21	8,234	0.0
47,198	5.500%, 11/01/21	48,697	0.0
184,754	5.500%, 11/01/21	192,464	0.0
4,261	5.500%, 11/01/21	4,372	0.0
202,904	5.500%, 12/01/21	210,339	0.0
190,205	5.500%, 12/01/21	198,676	0.0
34,384	5.500%, 12/01/21	35,306	0.0
4,293	5.500%, 01/01/22	4,463	0.0
5,820	5.500%, 01/01/22	5,994	0.0
24,414	5.500%, 01/01/22	25,085	0.0
32,402	5.500%, 02/01/22	33,950	0.0
1,952	5.500%, 04/01/22	2,031	0.0
22,183	5.500%, 06/01/22	23,151	0.0
21,687	5.500%, 06/01/22	22,396	0.0
2,660	5.500%, 07/01/22	2,781	0.0
37,909	5.500%, 07/01/22	39,796	0.0
2,895	5.500%, 08/01/22	2,984	0.0
57,635	5.500%, 09/01/22	60,004	0.0
11,934	5.500%, 09/01/22	12,469	0.0
75,591	5.500%, 11/01/22	77,901	0.0
8,996	5.500%, 01/01/23	9,491	0.0
7,350	5.500%, 02/01/23	7,674	0.0
10,843	5.500%, 03/01/23	11,320	0.0
3,928	5.500%, 04/01/23	4,135	0.0
13,030	5.500%, 06/01/23	13,543	0.0
16,110	5.500%, 08/01/23	17,086	0.0
6,509	5.500%, 08/01/23	6,812	0.0
40,918	5.500%, 08/01/23	43,322	0.0
2,692	5.500%, 08/01/23	2,838	0.0
42,414	5.500%, 09/01/23	44,737	0.0
8,841	5.500%, 10/01/23	8,939	0.0
4,508	5.500%, 11/01/23	4,701	0.0
2,604	5.500%, 11/01/23	2,747	0.0
57,200	5.500%, 11/01/23	59,884	0.0
122,775	5.500%, 02/01/24	129,911	0.0
1,787	5.500%, 03/01/24	1,810	0.0
37,148	5.500%, 07/01/24	38,240	0.0
9,836	5.500%, 07/01/24	10,362	0.0
26,296	5.500%, 05/01/25	26,838	0.0
53,297	5.500%, 08/01/25	56,027	0.0
3,595	5.500%, 07/01/27	3,939	0.0
891	5.500%, 08/01/27	976	0.0
158,322	5.500%, 03/01/34	175,659	0.0
140,261	5.500%, 04/01/34	155,665	0.0
59,885	5.500%, 11/01/34	66,475	0.0
56,729	5.500%, 12/01/34	62,982	0.0
747,473	5.500%, 02/01/35	829,656	0.0
99,417	5.500%, 05/01/35	110,407	0.0
1,038,173	5.500%, 09/01/35	1,150,855	0.1
104,137	5.500%, 09/01/35	115,416	0.0
91,881	5.500%, 04/01/36	101,616	0.0
144,985	5.500%, 04/01/36	160,840	0.0
29,658	5.500%, 05/01/36	32,840	0.0
100,552	5.500%, 06/01/36	111,280	0.0
354,924	5.500%, 07/01/36	393,960	0.0
197,463	5.500%, 11/01/36	218,659	0.0
59,015	5.500%, 12/01/36	65,518	0.0
298,359	5.500%, 12/01/36	330,592	0.0
679,097	5.500%, 12/01/36	751,607	0.0
99,250	5.500%, 01/01/37	110,114	0.0
83,464	5.500%, 03/01/37	92,398	0.0
423,624	5.500%, 03/01/37	469,041	0.0
949,261	5.500%, 03/01/37	1,051,209	0.0
376,101	5.500%, 08/01/37	417,177	0.0
4,307	5.500%, 01/01/38	4,750	0.0
1,067	5.500%, 01/01/38	1,173	0.0
1,297	5.500%, 01/01/38	1,429	0.0
14,475	5.500%, 03/01/38	15,981	0.0
29,024	5.500%, 05/01/38	31,989	0.0
57,984	5.500%, 06/01/38	64,124	0.0
1,733,259	5.500%, 09/01/38	1,918,378	0.1
400,917	5.500%, 12/01/38	441,940	0.0
104,518	5.500%, 06/01/39	115,438	0.0
43,078	5.500%, 04/01/40	47,215	0.0
123,551	5.500%, 05/01/40	135,416	0.0
251,616	5.500%, 06/01/40	275,784	0.0
16,957	5.500%, 07/01/40	18,585	0.0
18,171	5.700%, 07/01/36	18,210	0.0
160,422	5.700%, 07/01/36	172,505	0.0
8,494	6.000%, 10/01/18	8,562	0.0
11,487	6.000%, 01/01/34	12,894	0.0
4,745	6.000%, 07/01/34	5,304	0.0
76,993	6.000%, 12/01/34	87,504	0.0
36,784	6.000%, 05/01/35	41,118	0.0
52,252	6.000%, 01/01/36	58,409	0.0
34,752	6.000%, 01/01/36	38,867	0.0
29,993	6.000%, 02/01/36	34,030	0.0
22,684	6.000%, 03/01/36	25,743	0.0
45,227	6.000%, 03/01/36	51,256	0.0
14,863	6.000%, 04/01/36	16,878	0.0
35,448	6.000%, 04/01/36	40,238	0.0
76,394	6.000%, 05/01/36	86,521	0.0
531	6.000%, 06/01/36	595	0.0
18,430	6.000%, 08/01/36	20,865	0.0
1,884	6.000%, 08/01/36	2,106	0.0
50,954	6.000%, 09/01/36	57,789	0.0
61,843	6.000%, 09/01/36	69,367	0.0
47,145	6.000%, 09/01/36	52,700	0.0
30,137	6.000%, 09/01/36	34,013	0.0
21,733	6.000%, 10/01/36	24,517	0.0
23,442	6.000%, 10/01/36	26,205	0.0
581,481	6.000%, 12/01/36	659,813	0.0
202,632	6.000%, 12/01/36	226,508	0.0
75,501	6.000%, 01/01/37	84,397	0.0

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

11,647	6.000%, 02/01/37	13,136	0.0
5,791	6.000%, 04/01/37	6,474	0.0
130,238	6.000%, 07/01/37	147,112	0.0
39,458	6.000%, 08/01/37	44,500	0.0
2,301	6.000%, 08/01/37	2,580	0.0
3,939	6.000%, 08/01/37	4,428	0.0
17,249	6.000%, 09/01/37	19,329	0.0
546	6.000%, 09/01/37	614	0.0
2,405	6.000%, 09/01/37	2,700	0.0
8,186	6.000%, 09/01/37	9,179	0.0
63,185	6.000%, 09/01/37	70,629	0.0
43,385	6.000%, 09/01/37	49,009	0.0
549	6.000%, 10/01/37	617	0.0
6,179	6.000%, 10/01/37	7,015	0.0
1,961	6.000%, 10/01/37	2,211	0.0
2,603	6.000%, 10/01/37	2,929	0.0
23,300	6.000%, 11/01/37	26,045	0.0
14,756	6.000%, 11/01/37	16,531	0.0
21,125	6.000%, 11/01/37	23,668	0.0
71,487	6.000%, 11/01/37	80,498	0.0
4,201	6.000%, 11/01/37	4,708	0.0
27,239	6.000%, 11/01/37	30,726	0.0
7,560	6.000%, 11/01/37	8,451	0.0
60,086	6.000%, 12/01/37	67,721	0.0
18,227	6.000%, 12/01/37	20,551	0.0
11,209	6.000%, 12/01/37	12,635	0.0
39,479	6.000%, 12/01/37	44,450	0.0
24,422	6.000%, 01/01/38	27,499	0.0
5,052	6.000%, 01/01/38	5,647	0.0
800	6.000%, 02/01/38	894	0.0
108,793	6.000%, 02/01/38	121,919	0.0
131,262	6.000%, 03/01/38	146,728	0.0
6,494	6.000%, 03/01/38	7,259	0.0
464,426	6.000%, 04/01/38	524,333	0.0
23,229	6.000%, 04/01/38	26,048	0.0
30,766	6.000%, 05/01/38	34,400	0.0
34,801	6.000%, 05/01/38	39,090	0.0
2,949	6.000%, 06/01/38	3,297	0.0
15,662	6.000%, 07/01/38	17,508	0.0
27,451	6.000%, 07/01/38	30,685	0.0
4,404	6.000%, 08/01/38	4,973	0.0
936	6.000%, 08/01/38	1,046	0.0
28,889	6.000%, 09/01/38	32,293	0.0
7,197	6.000%, 09/01/38	8,045	0.0
37,562	6.000%, 09/01/38	41,987	0.0
138,550	6.000%, 10/01/38	156,115	0.0
283,235	6.000%, 10/01/38	316,609	0.0
22,802	6.000%, 10/01/38	25,491	0.0
83,609	6.000%, 10/01/38	94,195	0.0
24,920	6.000%, 05/01/39	27,857	0.0
959,241	6.000%, 10/01/39	1,084,645	0.1
29,596	6.000%, 11/01/39	33,088	0.0
9,946	6.500%, 04/01/28	11,027	0.0
1,217	6.500%, 04/01/30	1,350	0.0
63,904	6.500%, 02/01/34	70,860	0.0
11,156	6.500%, 11/01/34	12,918	0.0
16,866	6.500%, 01/01/36	18,906	0.0
40,550	6.500%, 03/01/36	46,885	0.0
98,287	6.500%, 04/01/36	109,873	0.0
627	6.500%, 05/01/36	695	0.0
4,458	6.500%, 06/01/36	4,943	0.0
2,096	6.500%, 07/01/36	2,348	0.0
33,198	6.500%, 07/01/36	37,957	0.0
80,554	6.500%, 07/01/36	91,209	0.0
89,208	6.500%, 07/01/36	98,938	0.0
9,952	6.500%, 07/01/36	11,035	0.0
4,899	6.500%, 07/01/36	5,594	0.0
4,126	6.500%, 08/01/36	4,578	0.0
2,414	6.500%, 08/01/36	2,678	0.0
25,600	6.500%, 09/01/36	29,075	0.0
9,823	6.500%, 09/01/36	10,896	0.0
1,876	6.500%, 09/01/36	2,131	0.0
167,276	6.500%, 09/01/36	191,273	0.0
1,803	6.500%, 11/01/36	2,001	0.0
5,414	6.500%, 11/01/36	6,138	0.0
14,056	6.500%, 12/01/36	15,585	0.0
3,829	6.500%, 12/01/36	4,465	0.0
6,960	6.500%, 01/01/37	7,718	0.0
29,696	6.500%, 01/01/37	32,946	0.0
60,926	6.500%, 01/01/37	68,194	0.0
511	6.500%, 01/01/37	583	0.0
17,927	6.500%, 02/01/37	19,884	0.0
9,687	6.500%, 03/01/37	10,959	0.0
13,191	6.500%, 03/01/37	14,634	0.0
50,772	6.500%, 03/01/37	56,329	0.0
152,800	6.500%, 03/01/37	173,819	0.0
288	6.500%, 04/01/37	320	0.0
3,210	6.500%, 04/01/37	3,561	0.0
1,202	6.500%, 07/01/37	1,334	0.0
3,278	6.500%, 08/01/37	3,671	0.0
4,221	6.500%, 08/01/37	4,682	0.0
9,521	6.500%, 08/01/37	10,868	0.0
117,978	6.500%, 09/01/37	134,179	0.0
3,494	6.500%, 09/01/37	3,876	0.0
133,515	6.500%, 09/01/37	148,114	0.0
21,538	6.500%, 09/01/37	24,557	0.0
8,872	6.500%, 09/01/37	9,964	0.0
563	6.500%, 09/01/37	629	0.0
1,811	6.500%, 09/01/37	2,055	0.0
1,271	6.500%, 10/01/37	1,410	0.0
41,271	6.500%, 10/01/37	46,334	0.0
3,582	6.500%, 10/01/37	4,052	0.0
38,550	6.500%, 10/01/37	43,398	0.0
9,943	6.500%, 10/01/37	11,371	0.0
188,296	6.500%, 11/01/37	216,612	0.0
18,121	6.500%, 12/01/37	20,487	0.0
1,597	6.500%, 12/01/37	1,771	0.0
10,154	6.500%, 12/01/37	11,260	0.0
6,814	6.500%, 12/01/37	7,559	0.0
3,006	6.500%, 12/01/37	3,332	0.0
64,968	6.500%, 12/01/37	72,039	0.0
1,433	6.500%, 12/01/37	1,589	0.0
1,516	6.500%, 12/01/37	1,681	0.0
28,531	6.500%, 01/01/38	32,304	0.0
1,480	6.500%, 01/01/38	1,640	0.0
562	6.500%, 01/01/38	624	0.0
109,409	6.500%, 02/01/38	121,335	0.0
69,234	6.500%, 03/01/38	77,936	0.0
79,342	6.500%, 04/01/38	90,451	0.0
4,256	6.500%, 05/01/38	4,720	0.0
1,619	6.500%, 06/01/38	1,795	0.0
364,272	6.500%, 08/01/38	410,718	0.0
132,974	6.500%, 08/01/38	152,394	0.0
72,349	6.500%, 08/01/38	80,261	0.0
21,131	6.500%, 09/01/38	23,443	0.0
36,515	6.500%, 09/01/38	40,509	0.0
52,105	6.500%, 10/01/38	57,788	0.0
5,857	6.500%, 10/01/38	6,533	0.0
322,005	6.500%, 10/01/38	362,854	0.0
23,376	6.500%, 10/01/38	27,125	0.0
63,762	6.500%, 11/01/38	71,137	0.0
75,515	6.500%, 01/01/39	85,615	0.0
1,941	6.500%, 01/01/39	2,211	0.0
30,332	6.500%, 03/01/39	33,640	0.0
5,591	6.500%, 09/01/39	6,200	0.0
805,000	6.625%, 11/15/30	1,133,285	0.1
3,430,000	7.125%, 01/15/30	4,946,053	0.2
1,560,000	7.250%, 05/15/30	2,284,428	0.1
		376,108,547	11.1

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

		Government National Mortgage Association: 7.5%
84,719,000	(4)	3.000%, 01/15/43	85,493,385	2.5
99,290,000	(4)	3.500%, 10/20/41	102,648,795	3.0
8,910,000	(4)	4.000%, 09/20/40	9,288,675	0.3
8,778,896		4.000%, 10/20/43	9,253,739	0.3
7,498,990		4.000%, 03/20/46	7,831,535	0.2
4,419,783		4.000%, 03/20/46	4,629,324	0.1
1,451,795		4.500%, 02/20/41	1,540,545	0.1
445,767		4.500%, 03/20/41	473,011	0.0
1,717,935		4.500%, 05/20/41	1,821,843	0.1
1,941,651		4.500%, 06/20/41	2,058,622	0.1
3,591,386		4.500%, 07/20/41	3,806,330	0.1
1,471,560		4.500%, 09/20/41	1,559,183	0.1
4,499,722		4.500%, 10/20/41	4,766,283	0.2
15,313		5.000%, 10/15/37	16,574	0.0
2,876		5.000%, 04/15/38	3,114	0.0
93,433		5.000%, 03/15/39	101,405	0.0
149,599		5.000%, 08/15/39	162,031	0.0
1,231,498		5.000%, 09/15/39	1,331,111	0.1
1,347,234		5.000%, 09/15/39	1,462,699	0.1
1,053,752		5.000%, 02/15/40	1,141,663	0.0
936,125		5.000%, 04/15/40	1,019,670	0.0
1,701,517		5.000%, 06/15/40	1,842,440	0.1
65,320		5.000%, 07/15/40	70,751	0.0
687,908		5.000%, 04/15/42	740,169	0.0
1,053,133		5.000%, 04/20/42	1,144,758	0.0
46,600		5.500%, 07/20/38	51,111	0.0
608,453		5.500%, 09/20/39	659,399	0.0
43,699		5.500%, 10/20/39	47,928	0.0
1,005,244		5.500%, 11/20/39	1,089,311	0.0
24,474		5.500%, 11/20/39	26,821	0.0
14,720		5.500%, 12/20/40	15,940	0.0
47,190		5.500%, 01/20/41	52,252	0.0
316,891		5.500%, 03/20/41	347,504	0.0
455,924		5.500%, 04/20/41	504,326	0.0
766,156		5.500%, 05/20/41	840,159	0.0
688,224		5.500%, 06/20/41	761,493	0.0
25,005		6.000%, 10/15/36	28,209	0.0
78,372		6.000%, 08/15/37	88,501	0.0
91,930		6.000%, 11/15/37	102,844	0.0
17,699		6.000%, 12/15/37	19,800	0.0
32,867		6.000%, 01/15/38	36,769	0.0
38,214		6.000%, 01/15/38	42,750	0.0
41,074		6.000%, 02/15/38	45,951	0.0
812		6.000%, 02/15/38	908	0.0
100,096		6.000%, 02/15/38	111,979	0.0
2,325		6.000%, 04/15/38	2,614	0.0
263,632		6.000%, 05/15/38	294,932	0.0
253,294		6.000%, 05/15/38	283,366	0.0
38,571		6.000%, 07/15/38	43,150	0.0
76,481		6.000%, 09/15/38	85,622	0.0
60,018		6.000%, 11/15/38	67,196	0.0
1,263,577		6.000%, 08/20/40	1,434,912	0.1
			251,293,402	7.5

		Other U.S. Agency Obligations: 0.9%
22,990,000		1.100%, 11/06/18	22,851,393	0.7
1,500,000	(2)	1.875%, 08/15/22	1,477,229	0.0
10,000		6.150%, 01/15/38	14,593	0.0
5,000,000		7.125%, 05/01/30	7,216,260	0.2
			31,559,475	0.9

	Total U.S. Government Agency Obligations
	(Cost $957,780,277)		959,844,700	28.4
COMMERCIAL MORTGAGE-BACKED SECURITIES: 1.9%
2,000,000	(1)	BAMLL Commercial Mortgage Securities Trust 2015-200P A, 3.218%, 04/14/33	2,026,470	0.1
1,000,000		CFCRE Commercial Mortgage Trust 2016-C7 B, 4.361%, 12/10/54	1,053,572	0.0
3,000,000		Citigroup Commercial Mortgage Trust 2014-GC19 A4, 4.023%, 03/10/47	3,187,152	0.1
1,115,000		COMM 2012-LC4 A4, 3.288%, 12/10/44	1,136,153	0.0
1,000,000	(1)	COMM 2013-CR10 AM, 4.517%, 08/10/46	1,074,981	0.0
650,000		COMM 2015-CR23 A3, 3.230%, 05/10/48	659,849	0.0
315,000		COMM 2015-PC1 B, 4.441%, 07/10/50	322,523	0.0
1,000,000		COMM 2016-COR1 A4, 3.091%, 10/10/49	998,496	0.0
1,000,000		COMM 2016-COR1 AM, 3.494%, 10/10/49	1,009,251	0.0
1,000,000		COMM 2016-CR28 A4, 3.762%, 02/10/49	1,052,833	0.0
1,215,000	(1)	Core Industrial Trust 2015-CALW A, 3.040%, 02/10/34	1,235,420	0.1
1,000,000	(1)	Core Industrial Trust 2015-TEXW D, 3.849%, 02/10/34	1,018,974	0.0
1,000,000	(1)	Core Industrial Trust 2015-WEST A, 3.292%, 02/10/37	1,017,192	0.0
213,538	(1)	DBUBS 2011-LC2A C, 5.542%, 07/10/44	228,327	0.0
500,000		DBJPM Mortgage Trust 16-C1 A4, 3.276%, 05/10/49	508,073	0.0
2,000,000		Ginnie Mae 2011-127 C, 3.500%, 03/16/47	2,028,083	0.1
6,000,000		Ginnie Mae 2011-142 B, 3.485%, 02/16/44	6,086,021	0.2
2,000,000		Ginnie Mae 2011-20 C, 3.562%, 04/16/41	2,031,404	0.1
5,000,000		Ginnie Mae 2011-38 D, 3.700%, 01/16/51	5,128,005	0.2
374,885		Ginnie Mae 2011-53 B, 4.397%, 05/16/51	391,432	0.0
5,000,000		Ginnie Mae 2014-150 C, 3.400%, 12/16/49	4,974,288	0.2
3,000,000		Ginnie Mae 2014-50 C, 3.400%, 02/16/47	2,985,817	0.1
633,647		GS Mortgage Securities Corp. II 2012-GCJ9 A3, 2.773%, 11/10/45	635,591	0.0
1,000,000		GS Mortgage Securities Trust 2012-GCJ7 B, 4.740%, 05/10/45	1,053,231	0.0
1,000,000		JP Morgan Chase Commercial Mortgage Securities Trust 2013-C13 B, 4.052%, 01/15/46	1,029,619	0.0
6,379,463		JP Morgan Chase Commercial Mortgage Securities Trust 2013-C16, 4.166%, 12/15/46	6,823,141	0.2

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

3,000,000	JPMDB Commercial Mortgage Securities Trust 2016-C2 A3A, 2.881%, 06/15/49	2,969,895	0.1
3,200,000	Morgan Stanley Bank of America Merrill Lynch Trust 2013-C8 A4 A4, 3.134%, 12/15/48	3,259,627	0.1
2,000,000	Morgan Stanley Bank of America Merrill Lynch Trust 2014 C19 A4, 3.526%, 12/15/47	2,070,194	0.1
220,000	Morgan Stanley Bank of America Merrill Lynch Trust 2015-C21 C, 4.161%, 03/15/48	215,801	0.0
100,000	(1) Morgan Stanley Capital I Trust 2011-C1 D, 5.426%, 09/15/47	105,417	0.0
100,000	(1) Morgan Stanley Capital I Trust 2011-C1 E, 5.426%, 09/15/47	105,366	0.0
1,000,000	(1) MSCG Trust 2015-ALDR A2, 3.462%, 06/07/35	987,859	0.0
2,350,000	Wells Fargo Commercial Mortgage Trust 2015-P2 A3, 3.541%, 12/15/48	2,438,016	0.1
2,000,000	Wells Fargo Commercial Mortgage Trust 2016-NXS5 A4, 3.370%, 01/15/59	2,045,930	0.1
320,000	WFRBS Commercial Mortgage Trust 2011-C5 A4, 3.667%, 11/15/44	331,497	0.0

	Total Commercial Mortgage-Backed Securities
	(Cost $65,115,595)	64,225,500	1.9

	Total Long-Term Investments
	(Cost $3,471,658,128)	3,526,206,932	104.3

SHORT-TERM INVESTMENTS: 9.1%
	Commercial Paper: 2.8%
10,000,000	American Ele, 2.870%, 01/03/18	9,997,678	0.3
3,053,000	Auto Zone, 2.580%, 01/04/18	3,052,147	0.1
5,365,000	Comcast Corp D, 2.870%, 01/03/18	5,363,754	0.2
25,000,000	CVS Health, 3.440%, 01/02/18	24,995,364	0.7
21,607,000	HP Inc, 2.930%, 01/02/18	21,603,577	0.6
11,500,000	Potash Corp SA, 3.440%, 01/02/18	11,497,867	0.3
3,000,000	Thomson, 1.910%, 02/22/18	2,991,764	0.1
15,900,000	Tyson Food, 2.860%, 01/03/18	15,896,312	0.5
		95,398,463	2.8
	Securities Lending Collateral(5): 3.6%
29,015,596	Bank of Nova Scotia/New York, Repurchase Agreement dated 12/29/17, 1.38%, due 01/02/18 (Repurchase Amount $29,019,984, collateralized by various U.S. Government Agency Obligations, 3.500%-4.000%, Market Value plus accrued interest $29,600,446, due 07/20/45-11/01/47)	29,015,596	0.8
29,015,596	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $29,020,080, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $29,595,908, due 01/31/18-06/20/63)	29,015,596	0.8
29,015,596	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $29,020,143, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $29,595,909, due 01/11/18-12/01/51)	29,015,596	0.9
6,093,325	Jefferies LLC, Repurchase Agreement dated 12/29/17, 1.50%, due 01/02/18 (Repurchase Amount $6,094,327, collateralized by various U.S. Government Securities, 0.000%-1.750%, Market Value plus accrued interest $6,215,194, due 09/13/18-04/30/22)	6,093,325	0.2

See Accompanying Notes to Financial Statements

Voya U.S. Bond Index Portfolio	PORTFOLIO OF INVESTMENTS AS OF December 31, 2017 (CONTINUED)

29,015,596	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $29,020,779, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $29,821,347, due 01/15/19-02/15/46)	29,015,596	0.9
		122,155,709	3.6

	U.S. Treasury Notes: 0.4%
11,256,000	United States Treasury Note, 1.250%, 12/31/18
	(Cost $11,251,297)	11,194,274	0.4

Shares		Value	Percentage of Net Assets
	Mutual Funds: 2.3%
79,358,000	(6) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $79,358,000)	79,358,000	2.3

	Total Short-Term Investments
	(Cost $308,175,744)	308,106,446	9.1

	Total Investments in Securities
	(Cost $3,779,833,872)	$3,834,313,378	113.4
	Liabilities in Excess of Other Assets	(453,828,380)	(13.4)
	Net Assets	$3,380,484,998	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Securities with purchases pursuant to Rule 144A or section 4(a)(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers.
(2)	Security, or a portion of the security, is on loan.
(3)	The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.
(4)	Settlement is on a when-issued or delayed-delivery basis.
(5)	Represents securities purchased with cash collateral received for securities on loan.
(6)	Rate shown is the 7-day yield as of December 31, 2017.

Reference Rate Abbreviations:
US0012M	12-month LIBOR

See Accompanying Notes to Financial Statements

Voya Global Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 94.9%
		Australia: 1.9%
128,672	(1)	BHP Billiton Ltd. ADR	5,917,625	0.9
660,253		Challenger Ltd.	7,200,388	1.0
			13,118,013	1.9

		Canada: 1.3%
263,536		Canadian Natural Resources Ltd.	9,413,506	1.3

		China: 3.1%
21,098	(2)	Alibaba Group Holding Ltd. ADR	3,637,928	0.5
871,469		China Mobile Ltd.	8,812,333	1.3
465,000		Ping An Insurance Group Co. of China Ltd.	4,823,012	0.7
82,100		Tencent Holdings Ltd.	4,249,328	0.6
			21,522,601	3.1

		France: 7.0%
27,505		LVMH Moet Hennessy Louis Vuitton SE	8,072,842	1.2
1,333,910	(2)	Natixis SA	10,535,877	1.5
586,128		Orange SA	10,158,055	1.4
71,164		Renault S.A.	7,143,284	1.0
147,989		Societe Generale	7,629,629	1.1
323,321		Suez	5,679,967	0.8
			49,219,654	7.0

		Germany: 3.4%
82,895		BASF SE	9,087,873	1.3
140,479		Deutsche Wohnen AG	6,127,225	0.8
65,590		Siemens AG	9,081,414	1.3
			24,296,512	3.4

		India: 0.9%
1,225,271		Yes Bank Ltd.	6,036,627	0.9

		Ireland: 1.1%
100,687		Medtronic PLC	8,130,475	1.1

		Italy: 1.7%
1,170,021		Enel S.p.A.	7,194,757	1.0
1,553,575		Intesa Sanpaolo SpA - ISP	5,154,531	0.7
			12,349,288	1.7

		Japan: 7.6%
98,200		Chugai Pharmaceutical Co., Ltd.	5,018,877	0.7
264,125		LIXIL Group Corp.	7,135,934	1.0
319,315		Mitsubishi Corp.	8,804,720	1.3
161,100		Sompo Holdings, Inc.	6,218,584	0.9
93,400		Omron Corp.	5,555,335	0.8
636,346		Panasonic Corp.	9,286,781	1.3
55,900		Rohm Co., Ltd.	6,158,043	0.9
50,000		Shin-Etsu Chemical Co., Ltd.	5,066,150	0.7
			53,244,424	7.6

		Netherlands: 2.2%
232,409		Royal Dutch Shell PLC - Class A ADR	15,504,005	2.2
		Singapore: 0.9%
23,678		Broadcom Ltd.	6,082,878	0.9

		Sweden: 1.0%
398,712		Volvo AB - B Shares	7,424,771	1.0

		Switzerland: 4.8%
143,392		Nestle S.A.	12,328,308	1.8
127,204		Novartis AG	10,704,536	1.5
41,266		Roche Holding AG	10,434,330	1.5
			33,467,174	4.8

		Taiwan: 1.4%
248,451		Taiwan Semiconductor Manufacturing Co., Ltd. ADR	9,851,082	1.4

		United Kingdom: 5.1%
162,429		AstraZeneca PLC	11,208,487	1.6
119,384		British American Tobacco PLC	8,070,196	1.1
260,418		Diageo PLC	9,545,436	1.4
273,622		Prudential PLC	7,007,532	1.0
			35,831,651	5.1

		United States: 51.5%
15,090	(2)	Amazon.com, Inc.	17,647,302	2.5
135,688		Apple, Inc.	22,962,480	3.3
92,918		CBS Corp. - Class B	5,482,162	0.8
241,239		Citizens Financial Group, Inc.	10,127,213	1.4
227,991		Coca-Cola Co.	10,460,227	1.5
76,316		Deere & Co.	11,944,217	1.7
143,805		DowDuPont, Inc.	10,241,792	1.4
157,533		Exxon Mobil Corp.	13,176,060	1.9
37,184	(2)	Facebook, Inc.	6,561,489	0.9
56,139		General Dynamics Corp.	11,421,480	1.6
183,669		Hartford Financial Services Group, Inc.	10,336,891	1.5
45,991		Hubbell, Inc.	6,224,422	0.9
156,015		Intercontinental Exchange, Inc.	11,008,418	1.6
84,990		Johnson & Johnson	11,874,803	1.7
162,392		JPMorgan Chase & Co.	17,366,201	2.5
84,734		Kraft Heinz Co.	6,588,916	0.9
29,844		Lam Research Corp.	5,493,385	0.8
200,277		Lazard Ltd.	10,514,543	1.5
65,430		Lowe's Cos, Inc.	6,081,064	0.9
47,973		McDonald's Corp.	8,257,113	1.2
123,585		Merck & Co., Inc.	6,954,128	1.0
73,195		Microchip Technology, Inc.	6,432,377	0.9
242,540		Microsoft Corp.	20,746,872	2.9
74,224		Mid-America Apartment Communities, Inc.	7,463,965	1.1
110,408		NetApp, Inc.	6,107,771	0.9
64,096		NextEra Energy, Inc.	10,011,154	1.4
115,628		Nucor Corp.	7,351,628	1.0
73,504		Occidental Petroleum Corp.	5,414,305	0.8
249,989		Oracle Corp.	11,819,480	1.7
95,267		Philip Morris International, Inc.	10,064,959	1.4
178,670		Tapestry, Inc.	7,902,574	1.1
108,463		Timken Co.	5,330,956	0.8
63,644		UnitedHealth Group, Inc.	14,030,956	2.0

See Accompanying Notes to Financial Statements

Voya Global Equity Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (Continued)

31,088		Vail Resorts, Inc.	6,605,267	0.9
75,776	(1),(2)	VMware, Inc.	9,496,248	1.3
211,711		Wells Fargo & Co.	12,844,506	1.8
			362,347,324	51.5

		Total Common Stock
		(Cost $550,806,038)	667,839,985	94.9

PREFERRED STOCK: 0.7%
		Germany: 0.7%
24,256		Volkswagen AG	4,818,030	0.7

		Total Preferred Stock
		(Cost $4,972,707)	4,818,030	0.7

		Total Long-Term Investments
		(Cost $555,778,745)	672,658,015	95.6

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 6.0%
	Securities Lending Collateral(3): 2.3%
3,743,935	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $3,744,514, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $3,818,814, due 01/31/18-06/20/63)	3,743,935	0.5
3,743,935	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $3,744,522, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $3,818,814, due 01/11/18-12/01/51)	3,743,935	0.6
3,743,935	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $3,744,526, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $3,818,814, due 02/15/43-02/15/44)	3,743,935	0.6
787,567	RBC Dominion Securities Inc., Repurchase Agreement dated 12/29/17, 1.40%, due 01/02/18 (Repurchase Amount $787,688, collateralized by various U.S. Government and U.S. Government Agency Obligations, 1.875%-8.875%, Market Value plus accrued interest $803,318, due 02/15/19-12/20/47)	787,567	0.1
3,743,935	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $3,744,604, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $3,847,903, due 01/15/19-02/15/46)	3,743,935	0.5
		15,763,307	2.3

Shares		Value	Percentage of Net Assets
		Mutual Funds: 3.7%
26,263,000	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $26,263,000)	26,263,000	3.7

	Total Short-Term Investments
	(Cost $42,026,307)	42,026,307	6.0

	Total Investments in Securities (Cost $597,805,052)	$714,684,322	101.6
	Liabilities in Excess of Other Assets	(11,432,437)	(1.6)
	Net Assets	$703,251,885	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
ADR	American Depositary Receipt
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

Voya Small Company Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017

Shares			Value	Percentage of Net Assets
COMMON STOCK: 97.0%
		Consumer Discretionary: 11.7%
227,123		AMC Entertainment Holdings, Inc.	3,429,557	0.5
151,265	(1)	Big Lots, Inc.	8,493,530	1.1
108,735		Camping World Holdings, Inc.	4,863,717	0.7
50,168	(1)	Childrens Place Retail Stores, Inc.	7,291,919	1.0
151,885		Dana, Inc.	4,861,839	0.6
133,814	(2)	Dave & Buster's Entertainment, Inc.	7,382,518	1.0
265,585		Extended Stay America, Inc.	5,046,115	0.7
389,560	(2)	Gray Television, Inc.	6,525,130	0.9
52,535	(2)	Helen of Troy Ltd.	5,061,747	0.7
58,658		Jack in the Box, Inc.	5,754,936	0.8
53,625		Lithia Motors, Inc.	6,091,264	0.8
70,530	(2)	Malibu Boats, Inc.	2,096,857	0.3
54,997		Marriott Vacations Worldwide Corp.	7,436,144	1.0
190,162	(1)	Red Rock Resorts, Inc.	6,416,066	0.9
93,295	(1)	Sturm Ruger & Co., Inc.	5,210,526	0.7
			85,961,865	11.7

		Consumer Staples: 2.6%
297,261	(1),(2)	Amplify Snack Brands, Inc.	3,570,105	0.5
388,393	(2)	Hostess Brands, Inc.	5,752,100	0.8
198,822	(2)	Performance Food Group Co.	6,581,008	0.9
147,186	(1)	Vector Group Ltd.	3,294,023	0.4
			19,197,236	2.6

		Energy: 3.5%
242,873	(1),(2)	Carrizo Oil & Gas, Inc.	5,168,337	0.7
46,554	(2)	Dril-Quip, Inc.	2,220,626	0.3
411,365	(2)	Forum Energy Technologies, Inc.	6,396,726	0.9
299,213	(2)	Laredo Petroleum, Inc.	3,174,650	0.4
307,455	(2)	QEP Resources, Inc.	2,942,344	0.4
258,982	(2)	Unit Corp.	5,697,604	0.8
			25,600,287	3.5

		Financials: 20.8%
158,361		Bank of NT Butterfield & Son Ltd.	5,746,921	0.8
246,852		CenterState Bank Corp.	6,351,502	0.9
135,461		Chemical Financial Corp.	7,243,100	1.0
765,730	(2)	First BanCorp. Puerto Rico	3,905,223	0.5
164,225		Great Western Bancorp, Inc.	6,536,155	0.9
112,058		Horace Mann Educators Corp.	4,941,758	0.7
70,620		Houlihan Lokey, Inc.	3,208,267	0.4
98,330		Independent Bank Group, Inc.	6,647,108	0.9
175,859		Investors Bancorp, Inc.	2,440,923	0.3
318,300	(2)	Luther Burbank Corp.	3,832,332	0.5
161,121		MB Financial, Inc.	7,173,107	1.0
484,632		OM Asset Management Plc	8,117,586	1.1
57,158		Pinnacle Financial Partners, Inc.	3,789,575	0.5
69,500		Piper Jaffray Cos.	5,994,375	0.8
42,253		Primerica, Inc.	4,290,792	0.6
99,780		ProAssurance Corp.	5,702,427	0.8
347,851		Radian Group, Inc.	7,169,209	1.0
240,922		Redwood Trust, Inc.	3,570,464	0.5
232,967	(2)	Seacoast Banking Corp. of Florida	5,873,098	0.8
110,543		Selective Insurance Group	6,488,874	0.9
89,753		Simmons First National Corp.	5,124,896	0.7
305,055	(2)	Sterling Bancorp, Inc./MI	3,874,198	0.5
283,389		Sterling Bancorp/DE	6,971,369	0.9
129,728		Stifel Financial Corp.	7,726,600	1.1
48,230	(2)	Texas Capital Bancshares, Inc.	4,287,647	0.6
88,322		Webster Financial Corp.	4,960,164	0.7
73,420		Wintrust Financial Corp.	6,047,605	0.8
94,344		WSFS Financial Corp.	4,514,360	0.6
			152,529,635	20.8

		Health Care: 13.1%
26,287	(2)	Aerie Pharmaceuticals, Inc.	1,570,648	0.2
91,605	(2)	Amedisys, Inc.	4,828,499	0.7
124,490	(2)	AMN Healthcare Services, Inc.	6,131,132	0.8
20,310	(2)	Bluebird Bio, Inc.	3,617,211	0.5
20,935		Chemed Corp.	5,087,624	0.7
35,434	(2)	Clovis Oncology, Inc.	2,409,512	0.3
122,315	(2)	Dermira, Inc.	3,401,580	0.5
65,124	(2)	Exact Sciences Corp.	3,421,615	0.5
52,445	(2)	FibroGen, Inc.	2,485,893	0.3
111,503	(2)	HealthEquity, Inc.	5,202,730	0.7
195,168		Healthsouth Corp.	9,643,251	1.3
52,936		Hill-Rom Holdings, Inc.	4,461,975	0.6
54,370	(2)	INC Research Holdings, Inc.	2,370,532	0.3
38,455	(2)	Insmed Inc.	1,199,027	0.2
80,550	(1),(2)	Lexicon Pharmaceuticals, Inc.	795,834	0.1
26,335	(2)	Loxo Oncology, Inc.	2,216,880	0.3
31,406	(2)	Masimo Corp.	2,663,229	0.4
73,440	(2)	Medidata Solutions, Inc.	4,653,893	0.6
40,855	(2)	Nektar Therapeutics	2,439,861	0.3
82,263	(2)	NuVasive, Inc.	4,811,563	0.7
50,356	(2)	Pacira Pharmaceuticals, Inc.	2,298,751	0.3
142,309	(2)	Prestige Brands Holdings, Inc.	6,319,943	0.9
19,700	(2)	Puma Biotechnology, Inc.	1,947,345	0.3
65,615	(1),(2)	Radius Health, Inc.	2,084,589	0.3
41,800	(2)	Sarepta Therapeutics, Inc.	2,325,752	0.3
272,468	(1),(2)	TherapeuticsMD, Inc.	1,645,707	0.2
161,785	(2)	Tivity Health, Inc.	5,913,242	0.8
			95,947,818	13.1

See Accompanying Notes to Financial Statements

Voya Small Company Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

		Industrials: 15.7%
197,652		ABM Industries, Inc.	7,455,434	1.0
221,970		Actuant Corp.	5,615,841	0.8
127,336	(2)	Atlas Air Worldwide Holdings, Inc.	7,468,257	1.0
70,242		Barnes Group, Inc.	4,444,211	0.6
130,290	(2)	Beacon Roofing Supply, Inc.	8,307,290	1.1
60,048		Curtiss-Wright Corp.	7,316,849	1.0
82,235		EMCOR Group, Inc.	6,722,711	0.9
48,267	(2)	Esterline Technologies Corp.	3,605,545	0.5
96,505		Granite Construction, Inc.	6,121,312	0.8
93,649		Healthcare Services Group, Inc.	4,937,175	0.7
216,610	(2)	Navigant Consulting, Inc.	4,204,400	0.6
534,155		Pitney Bowes, Inc.	5,971,853	0.8
63,127		Regal Beloit Corp.	4,835,528	0.7
217,525	(1)	Schneider National, Inc.	6,212,514	0.8
133,752	(2)	SPX FLOW, Inc.	6,359,908	0.9
137,924		Tetra Tech, Inc.	6,641,041	0.9
176,590		Universal Forest Products, Inc.	6,643,316	0.9
82,995		Watts Water Technologies, Inc.	6,303,470	0.9
80,534		Woodward, Inc.	6,164,072	0.8
			115,330,727	15.7

		Information Technology: 13.9%
432,827	(2)	8x8, Inc.	6,102,861	0.8
164,095	(2)	Blackhawk Network Holdings, Inc.	5,849,987	0.8
59,477	(2)	CACI International, Inc.	7,871,781	1.1
129,700	(2)	Cornerstone OnDemand, Inc.	4,582,301	0.6
72,660	(2)	Euronet Worldwide, Inc.	6,123,058	0.8
213,805	(2)	Everbridge, Inc.	6,354,285	0.9
43,226		Fair Isaac Corp.	6,622,223	0.9
99,842		j2 Global, Inc.	7,491,145	1.0
29,873		Littelfuse, Inc.	5,909,477	0.8
80,974	(2)	Microsemi Corp.	4,182,307	0.6
41,875		MKS Instruments, Inc.	3,957,187	0.5
188,781	(2)	Netscout Systems, Inc.	5,748,381	0.8
98,745	(2)	Plexus Corp.	5,995,796	0.8
74,238	(2)	Proofpoint, Inc.	6,593,077	0.9
168,815	(2)	Rudolph Technologies, Inc.	4,034,679	0.6
49,250		SYNNEX Corp.	6,695,538	0.9
134,393	(2)	Verint Systems, Inc.	5,624,347	0.8
48,448	(2)	Virtusa Corp.	2,135,588	0.3
			101,874,018	13.9

		Materials: 5.3%
125,262		Carpenter Technology Corp.	6,387,109	0.9
295,845		Commercial Metals Co.	6,307,415	0.9
46,573		HB Fuller Co.	2,508,888	0.3
222,797		KapStone Paper and Packaging Corp.	5,055,264	0.7
73,930		Minerals Technologies, Inc.	5,090,080	0.7
86,135		PolyOne Corp.	3,746,873	0.5
161,446		Valvoline, Inc.	4,045,837	0.5
130,905	Worthington Industries, Inc.	5,767,674	0.8
		38,909,140	5.3

	Real Estate: 6.3%
778,630	Cousins Properties, Inc.	7,202,327	1.0
339,407	Easterly Government Properties, Inc.	7,242,945	1.0
204,301	Gramercy Property Trust	5,446,665	0.8
178,494	Hudson Pacific Properties, Inc.	6,113,420	0.8
221,160	Kennedy-Wilson Holdings, Inc.	3,837,126	0.5
100,583	QTS Realty Trust, Inc.	5,447,575	0.8
235,600	Retail Opportunity Investments Corp.	4,700,220	0.6
232,688	Urban Edge Properties	5,931,217	0.8
		45,921,495	6.3

		Telecommunication Services: 1.4%
112,973	Cogent Communications Holdings, Inc.	5,117,677	0.7
507,465	(2) Vonage Holdings Corp.	5,160,919	0.7
		10,278,596	1.4

	Utilities: 2.7%
90,855	Black Hills Corp.	5,461,294	0.8
51,341	Idacorp, Inc.	4,690,514	0.7
65,630	NorthWestern Corp.	3,918,111	0.5
118,831	Portland General Electric Co.	5,416,317	0.7
		19,486,236	2.7

	Total Common Stock
	(Cost $616,824,947)	711,037,053	97.0

EXCHANGE-TRADED FUNDS: 0.7%
36,699	iShares Russell 2000 ETF	5,595,130	0.7

	Total Exchange-Traded Funds
	(Cost $4,678,779)	5,595,130	0.7

	Total Long-Term Investments
	(Cost $621,503,726)	716,632,183	97.7

Principal Amount†		Value	Percentage of Net Assets
SHORT-TERM INVESTMENTS: 5.7%
	Securities Lending Collateral(3): 3.8%
1,391,220	Bank of Nova Scotia/New York, Repurchase Agreement dated 12/29/17, 1.36%, due 01/02/18 (Repurchase Amount $1,391,427, collateralized by various U.S. Government Securities, 0.125%-3.625%, Market Value plus accrued interest $1,419,259, due 01/31/19-09/09/49)	1,391,220	0.2

See Accompanying Notes to Financial Statements

Voya Small Company Portfolio	PORTFOLIO OF INVESTMENTS as of December 31, 2017 (continued)

6,613,397	Cantor Fitzgerald, Repurchase Agreement dated 12/29/17, 1.41%, due 01/02/18 (Repurchase Amount $6,614,419, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-8.500%, Market Value plus accrued interest $6,745,665, due 01/31/18-06/20/63)	6,613,397	0.9
6,613,397	Daiwa Capital Markets, Repurchase Agreement dated 12/29/17, 1.43%, due 01/02/18 (Repurchase Amount $6,614,433, collateralized by various U.S. Government\U.S. Government Agency Obligations, 0.000%-6.500%, Market Value plus accrued interest $6,745,665, due 01/11/18-12/01/51)	6,613,397	0.9
6,613,397	Millenium Fixed Income Ltd., Repurchase Agreement dated 12/29/17, 1.44%, due 01/02/18 (Repurchase Amount $6,614,441, collateralized by various U.S. Government Securities, 2.875%-3.625%, Market Value plus accrued interest $6,745,665, due 02/15/43-02/15/44)	6,613,397	0.9
6,613,397	State of Wisconsin Investment Board, Repurchase Agreement dated 12/29/17, 1.63%, due 01/02/18 (Repurchase Amount $6,614,578, collateralized by various U.S. Government Securities, 0.125%-3.875%, Market Value plus accrued interest $6,797,048, due 01/15/19-02/15/46)	6,613,397	0.9
		27,844,808	3.8
Shares		Value	Percentage of Net Assets
		Mutual Funds: 1.9%
13,819,000	(4) BlackRock Liquidity Funds, FedFund, Institutional Class, 1.170%
	(Cost $13,819,000)	13,819,000	1.9

	Total Short-Term Investments
	(Cost $41,663,808)	41,663,808	5.7

	Total Investments in Securities (Cost $663,167,534)	$758,295,991	103.4
	Liabilities in Excess of Other Assets	(25,252,810)	(3.4)
	Net Assets	$733,043,181	100.0

†	Unless otherwise indicated, principal amount is shown in USD.
(1)	Security, or a portion of the security, is on loan.
(2)	Non-income producing security.
(3)	Represents securities purchased with cash collateral received for securities on loan.
(4)	Rate shown is the 7-day yield as of December 31, 2017.

See Accompanying Notes to Financial Statements

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)	There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Voya Variable Portfolios, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date: March 9, 2018

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date: March 9, 2018